As filed with the Securities and Exchange Commission on February 7, 2023

Securities Act File No. 333-225588

Investment Company Act File No. 811-23325

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER
THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 44	☒
and/or REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 45	☒
(Check appropriate box or boxes)

SIX CIRCLES® TRUST

(Exact Name of Registrant Specified in Charter)

383 Madison Avenue

New York, NY, 10179

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (212) 270-6000

The Corporation Trust Company

1209 Orange Street

Wilmington, Delaware 19801

(Name and Address of Agent for Service)

With copies to:

Abby L. Ingber, Esq. J.P. Morgan Private Investments Inc. 277 Park Avenue, 49th Floor New York, NY 10004	Gregory S. Rowland, Esq. Davis Polk & Wardwell LLP 450 Lexington Avenue New York, NY 10017

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b).
☒	60 days after filing pursuant to paragraph (a)(1).
☐	75 days after filing pursuant to paragraph (a)(2).
☐	on (date) pursuant to paragraph (b).
☐	on (date) pursuant to paragraph (a)(1).
☐	on (date) pursuant to paragraph (a)(2).

If appropriate, check the following box:

☐	The post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE

This Post-Effective Amendment No. 44 (“PEA 44”) to the Registration Statement of Six Circles Trust (the “Trust”) is being filed pursuant to Rule 485(a)(1) under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, to amend and supplement Post-Effective Amendment No. 42 to the Trust’s registration statement on Form N-1A (Accession No. 0001193125-22-231264) (“PEA 42”), only as it relates to the prospectus (Part A) and statement of additional information (Part B) of the Six Circles Credit Opportunities Fund (the “Credit Opportunities Fund”), a series of the Trust. PEA 44 does not delete, amend or supersede any information relating to any other series of the Trust.

Prospectus

Six Circles® Funds

[            ], 2023

Six Circles Credit Opportunities Fund

Ticker: CRDOX

This Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Six Circles® Credit Opportunities Fund

Ticker: CRDOX

What is the goal of the Fund?

The Fund seeks to provide total return.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1,2]	0.75%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses[3]	[ ]%

Total Annual Fund Operating Expenses	[ ]%
Fee Waivers and Expense Reimbursements[1,2]	([ ]%)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[1,2]	[ ]%

[1]

The Fund’s adviser, J.P. Morgan Private Investments Inc. (“JPMPI”) and/or its affiliates have contractually agreed through at least [04/30/2023] to waive any management fees that exceed the aggregate management fees the adviser is contractually required to pay the Fund’s sub-advisers. Thereafter, this waiver will continue for subsequent one-year terms unless terminated in accordance with its terms. JPMPI may terminate the waiver, under its terms, effective upon the end of the then-current term, by providing at least ninety (90) days prior written notice to the Six Circles Trust. The waiver may not otherwise be terminated by JPMPI without the consent of the Board of Trustees of the Six Circles Trust, which consent will not be unreasonably withheld. Such waivers are not subject to reimbursement by the Fund.

[2]

Additionally, the Fund’s adviser has contractually agreed through at least [04/30/2023] to reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, if any, dividend and interest expenses related to short sales, brokerage fees, interest on borrowings, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.95% of the average daily net assets of the Fund (the “Expense Cap”). An expense reimbursement by the Fund’s adviser is subject to repayment by the Fund only to the extent it can be made within thirty-six months following the date of such reimbursement by the adviser. Repayment must be limited to amounts that would not cause the Fund’s operating expenses (taking into account any reimbursements by the adviser and repayments by the Fund) to exceed the Expense Cap in effect at the time of the reimbursement by the adviser or at the time of repayment by the Fund. This expense reimbursement is in effect through [04/30/2023], at which time the adviser and/or its affiliates will determine whether to renew or revise it.

[3]	“Other Expenses” are based on actual expenses incurred in the most recent fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through [04/30/2023] and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	[ ]	[ ]	[ ]	[ ]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended [December 31, 2022], the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund is designed to provide total return by investing mainly in global fixed income opportunities, including below investment-grade debt, as well as other tactical credit opportunities.

As part of this investment strategy, the Fund may invest in the following instruments (though the Fund may not necessarily hold all of these instruments at any given time): high yield debt securities of U.S. and non-U.S. corporate issuers, fixed and floating rate debt securities issued in developed and emerging markets, bank loans, obligations of governments, government agencies or instrumentalities, including U.S. Treasury securities, securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, securities issued or guaranteed by supranational organizations, securities issued or guaranteed by foreign governments (sovereign debt), asset-backed, mortgage-related and mortgage-backed securities (“MBS”) (residential or commercial) (and which may include “to be announced” (“TBA”) transactions), other debt securities and preferred stock. Non-U.S. instruments, including emerging markets debt, may be U.S. dollar or local currency denominated. The instruments in which the Fund invests may pay fixed, variable, or floating interest rates and may consist of zero-coupon securities, convertible securities, including convertible bonds and preferred stock, inflation-indexed bonds, repurchase agreements, privately issued (Rule 144A and Regulation S) securities, structured notes, collateralized mortgage obligations (“CMOs”), collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”), loan participations, loan assignments and other securities and instruments bearing fixed or variable interest rates. The Fund may also invest in obligations issued, guaranteed or originated by U.S. or foreign banks, including bank loans originated by banks to companies of different types. The Fund may invest in commercial paper, including asset-backed commercial paper. The Fund’s investment in non-U.S. dollar denominated bonds may be on a currency hedged or unhedged basis. The Fund also may invest up to 10% of its net assets in domestic and foreign common stock (provided that such limit will not prevent the Fund from receiving stock or other equity securities as a result of the bankruptcy, restructuring or reorganization of a company whose debt instruments are held by the Fund). The Fund can also invest, to the extent consistent with its investment objective, in non-U.S. and emerging market securities and currencies. The Fund also may invest in other investment companies, such as open-end, closed-end and exchange-traded funds, and other pooled investment vehicles, which may include private funds. The Fund will seek to purchase certain newly-issued Regulation S securities in its Asia High Yield sleeve through investments in Six Circles Credit Opportunities Fund (Cayman) Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). Regulation S securities are securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to Regulation S under the Securities Act of 1933, as amended (the “1933 Act”). The Subsidiary is advised by JPMPI and sub-advised by Pacific Investment Management Company LLC (“PIMCO”).

The Fund has broad flexibility to invest in a wide variety of debt securities and instruments of any maturity and will not be managed to a target duration or average weighted maturity. The Fund currently expects to invest a substantial portion of its net assets in below investment-grade credit instruments, including “high-yield” instruments (also known as “junk bonds”) and “distressed” debt instruments. These instruments generally (i) will carry a credit rating at the time of investment of BB or lower by Standard & Poor’s Corporation (“S&P”) and Fitch Ratings (“Fitch”) or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or of the equivalent quality by another nationally recognized statistical rating organization (“NRSRO”) or, if such instruments are unrated, (ii) will be deemed by a Sub-Adviser (as defined below) to be of comparable quality at the time of investment. The Fund may invest in fixed income instruments with a credit rating as low as, or lower than, CCC/CCC/Caa, according to S&P, Fitch and Moody’s, respectively. The Fund may invest up to 10% of its net assets in instruments that are in default or issued by a company in bankruptcy. An instrument’s quality, and its default or bankruptcy status, is determined at the time of purchase, and instruments or their issuers may be downgraded, decline in credit quality or go into default or bankruptcy after purchase.

The Fund has flexibility to invest in derivatives and may use such instruments to manage duration, credit quality, and currency risk and/or as substitutes for securities and other instruments in which the Fund can invest. A derivative is an instrument that has a value based on another instrument, exchange rate or index. The Fund may use futures, swaps, forward contracts, foreign exchange instruments (spot and forward), options (including options on swaps), and structured notes, as well as repurchase agreements and reverse repurchase agreements, in connection with its principal strategies in certain market conditions in order to hedge various investments, for risk management purposes, as a substitute for securities and other instruments in which the Fund can invest or to increase income or gain to the Fund. The Fund may also use currency-related transactions involving currency derivatives as part of its investment strategy, including options on currencies, currency futures, options on such futures, forward foreign currency transactions (including non-deliverable forwards), forward rate agreements and currency swaps, caps and floors.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings) in fixed income, debt or credit instruments and other related instruments with similar economic characteristics. For purposes of the 80% investment policy, the Fund will treat an investment in derivatives as an investment in the securities underlying such derivatives and will value such derivatives at market value. The Fund will provide shareholders with at least 60 days’ prior notice of any changes to its 80% investment policy.

The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940, as amended (the “Investment Company Act”). A non-diversified fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers. Due to the nature of the investments in which the Fund is seeking to invest, at times a significant portion of the issuers of the investments in the Fund’s portfolio may be in the financial services sector.

The Fund will likely engage in active and frequent trading. The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”) constructs the Fund’s portfolio by allocating the Fund’s assets among fixed income sectors and strategies managed by one or more sub-advisers retained by the Adviser (each, a “Sub-Adviser”). Additionally, the Sub-Advisers may in turn allocate to one or more additional sub-advisers (each, a “Sub-Sub-Adviser”) a portion of the assets allocated to them by the Adviser. Certain references herein to the Sub-Adviser may also include a Sub-Sub-Adviser, as the context requires.

The Adviser allocates assets among Sub-Advisers managing high yield debt, short duration credit and emerging markets debt (including dollar and local currency debt) strategies, but expects over time, depending on market conditions, to expand the Fund’s investments to other opportunistic credit strategies, including preferred stock, convertibles, bank loans and securitized fixed income.

In allocating the assets of the Fund, the Adviser will generally make strategic and tactical allocation decisions by directing shifts in allocations among the various investment strategies managed by the Sub-Advisers. The Adviser will periodically review and determine the allocations among the investment strategies and may make changes to these allocations when it believes it is beneficial to the Fund. The Adviser may, in its discretion, add to, delete from or modify the categories of investment strategies employed by the Fund, or add other investment strategies managed by the Sub-Advisers. In making allocations among such investment strategies and/or in changing the categories of investment strategies employed by the Fund, the Adviser expects to take into account the investment goals of the broader investment programs administered by the Adviser or its affiliates, for whose use the Fund is exclusively designed. As such, the Fund may perform differently from a similar fund that is managed without regard to such broader investment programs.

Each Sub-Adviser may use both its own proprietary and external research and securities selection process to manage its allocated portion of the Fund’s assets. The Adviser is responsible for determining the amount of Fund assets allocated to each Sub-Adviser. The Sub-Advisers are responsible for determining the amount of Fund assets allocated to each Sub-Sub-Adviser. The Adviser engages the following Sub-Advisers: BlackRock Investment Management, LLC (“BlackRock”), PGIM, Inc. (“PGIM”), Lord, Abbett & Co. LLC (“Lord Abbett”), BlueBay Asset Management LLP (“BlueBay”), Muzinich & Co., Inc. (“Muzinich”) and PIMCO. BlackRock currently allocates assets to BlackRock International Limited (“BIL”) with respect to BlackRock’s High Yield Strategy, while PGIM currently allocates assets to PGIM Limited (“PGIML”). The Adviser may adjust allocations to the Sub-Advisers at any time or make recommendations to the Board of Trustees of the Six Circles Trust (the “Board”) with respect to the hiring, termination or replacement of a Sub-Adviser. As such, the identity of the Fund’s Sub-Advisers, the investment strategies they pursue and the portion of the Fund allocated to them may change over time. For example, due to market conditions, the Adviser may choose not to allocate Fund assets to a Sub-Adviser or may reduce the portion of the Fund allocated to a Sub-Adviser to zero. Each Sub-Adviser is responsible for deciding which securities to purchase and sell for its respective portion of the Fund and for placing orders for the Fund’s transactions. However, the Adviser reserves the right to instruct Sub-Advisers as needed on certain Fund transactions and manage a portion of the Fund’s portfolio directly, including, without limitation, for portfolio hedging, to temporarily adjust the Fund’s overall market exposure or to temporarily manage assets as a result of a Sub-Adviser’s resignation or removal. Below is a summary of each current Sub-Adviser’s investment approach.

BlackRock – High Yield

With respect to the portion of the Fund allocated to BlackRock’s High Yield Strategy, BlackRock (together with BIL) will invest primarily in high yield non-investment grade bonds with maturities of ten years or less. To add additional diversification, BlackRock (together with BIL) can invest in a wide range of securities including corporate bonds, mezzanine investments, collateralized bond obligations, bank loans and mortgage-backed and asset-backed securities. A substantial portion of the Fund allocated to BlackRock (together with BIL) may be invested in non-U.S. dollar denominated bonds of issuers located outside of the United States. Securities are purchased for the Fund when BlackRock (together with BIL) determines that they have the potential for above-average total return.

BlackRock – Passive Treasury

With respect to the portion of the Fund allocated to BlackRock’s Passive Treasury Strategy, BlackRock will invest primarily in U.S. Treasuries and government agency bonds. Securities are purchased for the Fund when BlackRock determines that they have the potential to mitigate tracking error versus the Fund’s benchmark.

PGIM – High Yield

With respect to its allocated portion of the Fund, PGIM (together with PGIML) primarily seeks investments that pay interest and other income and secondarily investments that will increase in value. In managing its portion of the Fund’s assets, PGIM (together with PGIML) uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. PGIM (together with PGIML) may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The Fund may invest in a security based upon the expected total return rather than the yield of such security. A substantial portion of the Fund allocated to PGIM (together with PGIML) may be invested in non-U.S. dollar denominated bonds of issuers located outside of the United States.

Lord Abbett – Short Duration Credit

With respect to its allocated portion of the Fund, the Lord Abbett portfolio management team utilizes a multi-sector, credit focused approach, emphasizing the short maturity segments of investment grade corporate bonds, commercial mortgage-backed securities, asset-backed securities, and high yield corporate bonds. The team combines top-down and bottom-up analysis to construct its strategic yield-based portfolio, using a blend of quantitative and fundamental research. As part of its top-down analysis, the Lord Abbett team evaluates global economic conditions, including monetary, fiscal, and regulatory policy, as well as the political and geopolitical environment, in order to identify and assess opportunities and risks.

The Lord Abbett team employs bottom-up analysis to identify and select securities for investment based on in-depth company, industry, and market research and analysis. Lord Abbett may actively rotate sector exposure based on its assessment of relative value. Lord Abbett may engage in active and frequent trading of portfolio securities in its allocated portion of the Fund.

BlueBay – European High Yield Debt

With respect to its allocated portion of the Fund, BlueBay invests predominantly in European below investment-grade corporate debt with a focus on capital preservation. Credit selection is driven by rigorous proprietary bottom-up fundamental analysis with an emphasis on downside stress testing. Single name credit analysis is supplemented by economic, policy and political inputs, which combine to help determine the sectoral and geographic composition of the portfolio, as well as the correlation of the strategy to the overall market. BlueBay invests across secured and unsecured assets.

Muzinich – Global Short Duration Crossover

With respect to its allocated portion of the Fund, Muzinich manages a global short duration crossover strategy blending investment-grade with high yield corporate bonds, seeking to enhance yield while mitigating risk. For this strategy, Muzinich invests predominantly in corporate bonds with a rating ranging from A to B by S&P or Fitch and/or A1 to B3 by Moody’s, while typically maintaining an average portfolio duration of less than two years. The strategy aims to generate strong risk-adjusted returns and achieve capital preservation through prudent asset allocation between short duration investment-grade bonds, which have historically been more correlated to sovereign debt, and high yield bonds, which tend to be more correlated to equity markets.

PIMCO – Emerging Markets Debt

With respect to the portion of the Fund allocated to PIMCO’s Emerging Markets Debt Strategy, PIMCO invests predominantly in fixed income instruments (including bonds, debt securities and other similar instruments) issued by various U.S. and non-U.S. public- or private-sector entities that are economically tied to emerging market countries, which instruments may be represented by forwards or derivatives such as options, futures or swap agreements. Such instruments may be denominated in U.S. dollars and in non-U.S. currencies. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. PIMCO emphasizes countries with relatively low gross national product per capita and with the potential for rapid economic growth. For this strategy, PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors PIMCO believes to be relevant. PIMCO may invest in instruments whose return is based on the return of an emerging market security or a currency of an emerging market country, such as a derivative instrument, rather than investing directly in emerging market securities or countries.

PIMCO – Asia High Yield

With respect to the portion of the Fund allocated to PIMCO’s Asia High Yield Strategy, PIMCO invests in a combination of fixed income instruments of issuers that are economically tied to Asia ex-Japan countries and related derivatives on such securities. PIMCO seeks to purchase certain newly-issued Regulation S securities through investments in the Subsidiary. PIMCO will utilize a credit (i.e., fixed income) strategy that seeks to deploy PIMCO’s total return investment approach. This total return investment approach includes both top-down and bottom-up decision making inputs to help PIMCO to identify multiple sources of value. Top-down strategies focus on both short-term and longer-term global macroeconomic considerations and forces likely to influence the global economy and financial markets (such as interest rates and the rate of inflation) and provide context for regional and sector selection. Bottom-up strategies drive the security selection process by analyzing individual securities and are key to PIMCO’s ability to select what PIMCO considers to be undervalued securities in the fixed income market.

The Fund’s Main Investment Risks

An investment in this Fund is not designed to be a complete investment program. It is intended to be part of a broader investment program administered by the Adviser or its affiliates. The performance and objectives of the Fund should be evaluated only in the context of your complete investment program. The Fund is managed to take into account the investment goals of the broader investment program and therefore changes in value of the Fund may be particularly pronounced and the Fund may underperform a similar fund managed without consideration of the broader investment program. The Fund is NOT designed to be used as a stand-alone investment.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability and infectious disease epidemics or pandemics.

For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures, may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken, and may continue to take, actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.

Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. If an issuer’s or counterparty’s financial condition worsens, their credit quality may deteriorate. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

High Yield Securities and Loan Risk. The Fund invests in instruments including junk bonds, loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity. Such investments may be subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protection under the federal securities laws and lack of publicly available information. The Fund will not have direct recourse against the borrower when the Fund invests in a loan participation. High yield securities and loans that are deemed to be liquid at the time of purchase may become illiquid.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate loans and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns.

Debt Securities and Other Callable Securities Risk. As part of its main investment strategy, the Fund invests in debt securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When debt obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Distressed Securities Risk. Any investments in distressed or defaulted securities subject the Fund to even greater credit risk than investments in other below investment-grade instruments. Investments in obligations of restructured, distressed and bankrupt issuers, including debt obligations that are already in default, generally trade significantly below par and may lack liquidity. Defaulted securities might be repaid only after lengthy bankruptcy proceedings, during which the issuer might not make any interest or other payments, and such proceedings may result in only partial recovery of principal or no recovery at all. Recovery could involve an exchange of the defaulted obligation for other debt instruments or equity securities of the issuer or its affiliates, each of which may in turn be illiquid or speculative and be valued by the Fund at significantly less than its original purchase price. In addition, investments in distressed issuers may subject the Fund to liability as a lender.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole.

Bank Loan Risk. The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by borrowers with loan terms nor any set-off rights, and the Fund may not benefit directly from any posted collateral. As a result, the Fund may be subject to the credit risk of both the borrower and the lender selling the participation. Bank loan transactions may take more than seven days to settle, meaning that proceeds would be unavailable to make additional investments or meet redemptions.

Covenant Lite Loan Risk. The Fund may invest in, or obtain exposure to, floating rate loans that are “covenant lite.” Covenants contained in loan documentation are intended to protect lenders by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. Covenant lite loans may lack financial maintenance covenants that in certain situations can allow lenders to claim a default on the loan to seek to protect the interests of the lenders. The absence of financial maintenance covenants in a covenant lite loan might result in a lower recovery in the event of a default by the borrower. Covenant lite loans have become much more prevalent in recent years.

Impairment of Collateral Risk. The value of collateral securing a debt instrument could decline, be insufficient to satisfy the obligation or be difficult to liquidate. The Fund’s access to the collateral could be limited by bankruptcy or by the type of loan it purchases. As a result, a collateralized debt instrument may not be fully collateralized and can decline significantly in value.

Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries.

Sovereign Obligations Risk. The Fund may invest in securities issued by or guaranteed by sovereign governments, which may be unable or unwilling to repay principal or interest when due. In times of economic uncertainty in the country at issue, the prices of these securities may be more volatile than those of corporate debt obligations or of other government debt obligations. These securities are also subject to Foreign Securities and Emerging Markets Risk.

Income Risk. The Fund’s income may decline when interest rates fall because the Fund may hold a significant portion of short duration securities and/or securities that have floating or variable interest rates. The Fund’s income may decline because the Fund invests in lower yielding bonds, as bonds in its portfolio mature, are near maturity or are called, or when the Fund needs to purchase additional bonds.

Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

Derivatives Risk. Derivatives, including futures, options, swaps and forward contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to liquidity risk because the liquidity of derivatives is often based on the liquidity of the underlying instruments. In addition, the possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

Counterparty Risk. The Fund may have exposure to the credit risk of counterparties with which it deals in connection with the investment of its assets, whether engaged in exchange-traded or off-exchange transactions or through brokers, dealers, custodians and exchanges through which it engages. In addition, many protections afforded to cleared transactions, such as the security afforded by transacting through a clearinghouse, might not be available in connection with over-the-counter (“OTC”) transactions. Therefore, in those instances in which the Fund enters into OTC transactions, the account will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and will sustain losses.

Liquidity Risk. The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. The liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or guarantors, such as a credit rating downgrade, or due to general market conditions or a lack of willing buyers. An inability to sell one or more portfolio positions, or selling such positions at an unfavorable time and/or under unfavorable conditions, can increase the volatility of the Fund’s net asset value (“NAV”) per share. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from money market and other fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Mortgage-Related and Other Asset-Backed Securities Risk. Mortgage-related and asset-backed securities, including certain municipal housing authority obligations, collateralized loan obligations and collateralized debt obligations, are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market or the other assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. These securities are also subject to prepayment and call risk. In periods of declining interest rates, the Fund may be subject to contraction risk, which is the risk that borrowers will increase the rate at which they prepay the maturity value of mortgages and other obligations. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of either rising or declining interest rates, the Fund may be subject to extension risk, which is the risk that the expected maturity of an obligation will lengthen in duration due to a decrease in prepayments. As a result, in certain interest rate environments, the Fund may exhibit additional volatility.

Mortgage-related and other asset backed securities may be issued by private issuers or issued, or guaranteed, by government or government-sponsored entities. The mortgage loans underlying privately issued mortgage-related securities may not be subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have government or government-sponsored entity guarantees. There is no government or government-sponsored entity guarantee for such privately issued investments and thus the Fund faces an increased risk of loss with respect to such privately issued investments.

U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. Although the Fund may attempt to hedge its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful and the use of such strategies may lower the Fund’s potential returns.

Zero-Coupon Bond Risk. The market value of a zero-coupon bond is generally more volatile than the market value of other fixed income securities with similar maturities that pay interest periodically.

LIBOR Discontinuance or Unavailability Risk. The London Interbank Offering Rate (“LIBOR”) is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published, and we recommend that you consult your advisors to stay informed of any such developments. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of the Fund’s loans, notes, derivatives and other instruments or investments comprising some or all of the Fund’s investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of the Fund’s investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for the Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on the Fund and its investments. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

Restricted and Privately Placed Securities Risk. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities include private placement securities that have not been registered under the applicable securities laws, such as Rule 144A securities, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S. Private placements are generally subject to strict restrictions on resale. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. The Fund may be unable to sell a restricted security on short notice or may be able to sell them only at a price below current value. It may be more difficult to determine a market value for a restricted security. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses.

Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. There can be no assurance that the investment objective of the Fund or the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act, and is not subject to all the investor protections of the Investment Company Act.

Regulation S Securities Risk. Regulation S securities may be less liquid than publicly traded securities and may not be subject to the disclosure and other investor protection requirements that would be applicable if they were publicly traded. Accordingly, Regulation S Securities are considered to be speculative and are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity.

Repurchase Agreement Risk. Repurchase agreements involve some risk to the Fund that the counterparty does not meet its obligation under the agreement.

Floating and Variable Rate Securities Risk. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Such securities may also lose value.

Inflation-Linked Securities Risk. Inflation-linked securities, including CPI-U swaps, are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decline when real interest rates increase. Unlike conventional bonds, the principal or interest of inflation-linked securities, such as Treasury Inflation Protected Securities, is adjusted periodically to a specified rate of inflation (e.g., CPI-U). There can be no assurance that the inflation index used will accurately measure the real rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

Exchange-Traded Fund (“ETF”) and Investment Company Risk. The Fund may invest in shares of other investment companies and ETFs. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another investment company or ETF. The Fund is subject to the risks associated with the ETF’s or investment company’s investments. ETFs, investment companies and other investment vehicles that invest in commodities or currencies are subject to the risks associated with direct investments in commodities or currencies. The price and movement of an ETF or closed-end fund designed to track an index may not track the index and may result in a loss. In addition, closed-end funds that trade on an exchange often trade at a price below their net asset value (also known as a discount). Certain ETFs or closed-end funds traded on exchanges may be thinly-traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.

Structured Notes Risk. Structured notes are subject to interest rate risk and credit risk. The price of structured notes may be very volatile, and such notes may have a limited trading market, making it difficult to value them or sell them at an acceptable price. The payments on a structured note may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared to a fixed interest rate, the exchange rates between two currencies, one or more securities or a securities index. A structured note may be positively or negatively indexed. For example, its principal amount and/or interest rate may increase or decrease if the value of the reference instrument increases, depending upon the terms of the instrument. If the underlying investment or index does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity.

To-Be-Announced (“TBA”) Transactions Risk. TBA purchase commitments involve a risk of loss if the value of the securities to be purchased declines prior to the settlement date or if the counterparty does not deliver the securities as promised. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to settlement date. TBA transactions involve counterparty risk. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to potential loss and could affect the Fund’s returns.

Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Financial Services Sector Risk. The Fund may invest a significant portion of its assets in the financial services sector at various times. As a result, developments affecting the financial services sector may have a disproportionate impact on the Fund. These risks generally include interest rate risk, credit risk and risk associated with regulatory changes in the financial services sector. The profitability of banks and other financial services firms depends largely on the availability and cost of funds, which can change depending on economic conditions.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Asia Pacific Market Risk. The small size of securities markets and the low trading volume in some countries in the Asia Pacific Region may lead to a lack of liquidity. Also, some Asia Pacific economies and financial markets have been extremely volatile in recent years. Many of the countries in the region are developing, both politically and economically. They may have relatively unstable governments and economies based on only a few commodities or industries. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss. Also, some companies in the region may have less established product markets or a small management group and they may be more vulnerable to political or economic conditions, like nationalization. In addition, some countries have restricted the flow of money in and out of the country.

Certain of the currencies in the Asia Pacific region have experienced extreme volatility relative to the U.S. dollar. For example, Thailand, Indonesia, the Philippines and South Korea have had currency crises and have sought help from the International Monetary Fund. Holding securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued) will likely decrease the value of the Fund.

The trading volume on some Asia Pacific region stock exchanges is much lower than in the United States, and Asia Pacific region securities of some companies are less liquid and more volatile than similar U.S. securities. In addition, brokerage commissions on regional stock exchanges are fixed and are generally higher than the negotiated commissions in the United States. The imposition of tariffs or other trade barriers, or a downturn in the economy of a significant trading partner could adversely impact Asia Pacific companies. If the Fund concentrates in the Asia Pacific region, the Fund’s performance may be more volatile than that of a fund that invests globally. If Asia Pacific securities fall out of favor, it may cause a fund that concentrates in the Asia Pacific region to underperform funds that do not concentrate in the Asia Pacific region.

Greater China Region Risk. In addition to the risks listed under “Foreign Securities and Emerging Markets Risk” investments in Mainland China, Hong Kong and Taiwan are subject to legal, regulatory, monetary and economic risks. Investments in Mainland China involve political and legal uncertainties, currency fluctuations and currency controls, the risk of confiscatory taxation, and nationalization or expropriation of assets. The Mainland Chinese securities markets are emerging markets characterized by greater price volatility. Mainland China is dominated by the one-party rule of the Communist Party, and the Mainland Chinese government exercises significant control over Mainland China’s economic growth. The imposition of tariffs or other trade barriers or a downturn in the economy of a significant trading partner could adversely impact Mainland Chinese companies.

Hong Kong is a Special Administrative Region of the People’s Republic of China. Since Hong Kong reverted to Chinese sovereignty in 1997, it has been governed by the Basic Law. The Basic Law guarantees a high degree of autonomy in certain matters, including economic matters, until 2047. Attempts by the government of Mainland China to exert greater control over Hong Kong’s economic, political or legal structures or its existing social policy could negatively affect investor confidence in Hong Kong, which in turn could negatively affect markets and business performance.

Though Taiwan is not dominated by one-party rule and employs a free market economy, Taiwan’s political and economic relationship with Mainland China, particularly the continuing disagreement as to Taiwan’s sovereignty, could adversely impact investments in Taiwan. At times, there may be a high correlation among the Mainland Chinese and Taiwanese markets.

Mainland Chinese operating companies sometimes rely on variable interest entity (“VIE”) structures to raise capital from non-Chinese investors. In a VIE structure, a Mainland China-based operating company establishes an entity (typically offshore) that enters into service and other contracts with the Mainland Chinese company designed to provide economic exposure to the company. The offshore entity then issues exchange-traded shares that are sold to the public, including non-Chinese investors (such as the Fund). Shares of the offshore entity are not equity ownership interests in the Mainland Chinese operating company. The VIE structure is designed to provide the offshore entity (and in turn, investors in the entity) with economic exposure to the Mainland Chinese company that replicates equity ownership, without actual equity ownership. VIE structures are used due to

Mainland Chinese government prohibitions on foreign ownership of companies in certain industries and it is not clear that the contracts are enforceable or that the structures will otherwise work as intended. Intervention by the Mainland Chinese government with respect to VIE structures could adversely affect the Mainland Chinese operating company’s performance, the enforceability of the offshore entity’s contractual arrangements with the Mainland Chinese company and the value of the offshore entity’s shares. If this were to occur, the market value of the Fund’s associated portfolio holdings would likely fall, causing substantial investment losses for the Fund.

High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility that the recognition of capital gains will be accelerated, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Management Risk. The Fund is subject to management risk because it does not seek to replicate the performance of a specified index. Each Sub-Adviser and its portfolio managers will utilize a proprietary investment process, techniques and risk analyses in making investment decisions for its allocated portion of the Fund, but there can be no guarantee that these decisions will produce the desired results. In addition, legislative, regulatory or tax developments may affect the investment techniques available to the Sub-Advisers in connection with managing their respective allocated portions of the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.

Tracking Error Risk. In carrying out the investment program of the Fund, BlackRock will typically be instructed by the Adviser to replicate the performance of one or more indexes, although the Fund is not a passive index fund. Tracking error is the divergence of the Fund’s performance from that of those indexes. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in those indexes, pricing differences (including differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s net asset value (“NAV”)), differences in transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to those indexes or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while those indexes do not. Additionally, to comply with regulatory requirements, the Fund does not invest in securities issued by JPMorgan Chase & Co. This could cause the Fund to experience tracking error when an index includes such securities.

Multi-Manager Risk. The Fund’s performance depends on the skill of the Adviser in selecting, overseeing, and allocating Fund assets to the Sub-Advisers. The Sub-Advisers’ investment styles may not always be complementary. The Sub-Advisers operate independently (e.g., make investment decisions independently of one another), and may make decisions that conflict with each other. For example, it is possible that a Sub-Adviser may purchase a security for the Fund at the same time that another Sub-Adviser sells the same security, resulting in higher transaction costs without accomplishing any net investment result; or that several Sub-Advisers purchase the same security at the same time, without aggregating their transactions, resulting in higher transaction costs. The Fund’s Sub-Advisers may underperform the market generally, underperform other investment managers that could have been selected for the Fund and/or underperform private investment funds with similar strategies managed by the Sub-Advisers. Subject to the overall supervision of the Fund’s investment program by the Fund’s Adviser, each Sub-Adviser is responsible, with respect to the portion of the Fund’s assets it manages, for compliance with the Fund’s investment strategies and applicable law.

Collateralized Loan Obligations Risk. Collateralized loan obligations (“CLOs”) are securities backed by an underlying portfolio of loan obligations. CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease in market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CLO in which the Fund invests. CLOs also carry risks including, but not limited to, interest rate risk and credit risk. For example, a liquidity crisis in the credit markets could cause substantial fluctuations in prices for leveraged loans and limited liquidity for such instruments. When the Fund invests in CLOs, in addition to directly bearing the expenses associated with its own operations, it may bear a pro rata portion of the CLO’s expenses.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Equity Securities Risk. Investments in equity securities (such as stocks) may be more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund or the securities market as a whole, such as changes in economic or political conditions. If a company becomes insolvent, its equity securities are repaid only after all other debts of the company have been repaid. This can result in a potential severe reduction in, or total loss of, their value. Investing in equity securities may also expose the Fund to inflation and currency risk. Further, the investor will be exposed to the specific risks of the industry in which the company operates. For example, a computer chip manufacturer might have exposure to the availability and price of certain metals. Equity securities may or may not be registered, publicly listed or traded on an exchange, and these securities are more likely to be illiquid and therefore subject to a higher degree of liquidity risk than registered or listed securities.

Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

Convertible Securities and Contingent Convertible Securities Risk. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Convertible securities may be lower-rated securities subject to greater levels of credit risk.

Preferred Securities Risk. Preferred securities represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other securities such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred and other senior securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred and other senior securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred and other senior securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from year to year since the Fund’s inception (i.e., for the past calendar year). The table shows the average annual total returns for the past one year and life of the Fund. The table compares that performance to the Bloomberg Barclays U.S. Intermediate Corporate Bond Index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.sixcirclesfunds.com or by calling 1-212-464-2070.

[BAR CHART TO BE ADDED]

Best Quarter	[2nd quarter, 2021	2.01%]

Worst Quarter	[1st quarter, 2021	0.19%]

The Fund’s year-to-date return through [[            ] was [            ]%.]

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2022)
	Past 1 Year	Life of Fund (Since 8/19/20)
FUND
Return Before Taxes	[ ]%	[ ]%
Return After Taxes on Distributions	[ ]	[ ]
Return After Taxes on Distributions and Sale of Fund Shares	[ ]	[ ]
BLOOMBERG BARCLAYS U.S. INTERMEDIATE CORPORATE BOND INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	[ ]	[ ]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser

J.P. Morgan Private Investments Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser

Richard Madigan	Inception	Managing Director and Chief Investment Officer

Jeffrey Gaffney	Inception	Managing Director

Michael Gray	Inception	Managing Director

Sub-Advisers and Sub-Sub-Advisers

The Adviser allocates Fund assets for each investment strategy to Sub-Advisers (two of which in turn allocate assets to their respective Sub-Sub-Advisers, as indicated), which allocations may be adjusted at any time. BlackRock, PGIM, Lord Abbett, BlueBay, Muzinich and PIMCO are the current Sub-Advisers to the Fund and BIL and PGIML are the current Sub-Sub-Advisers to the Fund.

BlackRock and BIL – High Yield

Portfolio Manager	Managed Fund Since	Primary Title with Sub-Adviser
Mitchel Garfin	Inception	Managing Director
David Delbos	Inception	Managing Director

BlackRock – Passive Treasury
Portfolio Manager	Managed Fund Since	Primary Title with Sub-Adviser
Scott Radell	2021	Managing Director
Joel Silva	2021	Director

PGIM and PGIML
Portfolio Manager	Managed Fund Since	Primary Title with Sub-Adviser
Robert Cignarella	Inception	Managing Director
Brian Clapp	Inception	Principal
Ryan Kelly	Inception	Principal
Robert Spano	Inception	Principal
Michael Gormally	2022	Vice President

Lord Abbett
Portfolio Manager	Managed Fund Since	Primary Title with Sub-Adviser
Andrew H. O’Brien	2020	Partner and Portfolio Manager
Robert A. Lee	2020	Partner and Co-Head of Taxable Fixed Income
Kewjin Yuoh	2020	Partner and Portfolio Manager
Steven F. Rocco	2020	Partner and Co-Head of Taxable Fixed Income
Harris A. Trifon	2021	Managing Director and Portfolio Manager
Adam C. Castle, CFA	2021	Managing Director and Portfolio Manager
Yoana N. Koleva, CFA	2022	Managing Director and Portfolio Manager

BlueBay
Portfolio Manager	Managed Fund Since	Primary Title with Sub-Adviser
Justin Jewell	2021	Partner, Head of European Leveraged Finance, Senior Portfolio Manager
Rajat Mittal	2021	Portfolio Manager

Muzinich
Portfolio Manager	Managed Fund Since	Primary Title with Sub-Adviser
Tatjana Greil-Castro	2021	Portfolio Manager
Joseph Galzerano	2021	Portfolio Manager
Craig Guttenplan	2021	Portfolio Manager
Ian Horn	2021	Portfolio Manager

PIMCO – Emerging Markets Debt

Portfolio Manager	Managed Fund Since	Primary Title with Sub-Adviser
Pramol Dhawan	2021	Head of Emerging Markets Portfolio Management
Yacov Arnopolin	2021	Portfolio Manager
Javier Romo	2021	Portfolio Manager

PIMCO – Asia High Yield
Portfolio Manager	Managed Fund Since	Primary Title with Sub-Adviser
Stephen Chang	2021	Portfolio Manager
Abhijeet Neogy	2021	Portfolio Manager
Lucien Lu	2021	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund is designed exclusively for investors participating in investment advisory programs or trusts (each, a “JPM Program”) managed by JPMorgan Chase Bank, N.A., J.P. Morgan Private Investments Inc. or one of their affiliates. Fund shares may only be purchased through a JPM Program by a JPM Program representative acting on your behalf. Fund shares may be purchased or redeemed on any business day. For purposes of this prospectus, commingled investment vehicles advised by the Adviser or its affiliates, which are only available to clients of the Adviser or its affiliates, are considered to be participating in a JPM Program and are therefore eligible to invest in the Fund.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when an investor’s investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case the investor may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

More About the Fund

SIX CIRCLES CREDIT OPPORTUNITIES FUND (“THE FUND”)

Investment Objective

The Fund’s objective is to provide total return.

This investment objective is non-fundamental and may be changed without the consent of a majority of the outstanding shares of the Fund. The Fund will provide shareholders with at least 60 days’ prior written notice of any change to its investment objective.

There can be no assurance that the Fund will achieve its investment objective.

Principal Investment Strategies

The Fund is designed to provide total return by investing mainly in a global portfolio of fixed income opportunities, including below investment-grade debt, as well as other tactical credit opportunities.

As part of this investment strategy, the Fund may invest in the following instruments (though the Fund may not necessarily hold all of these instruments at any given time): high yield debt securities of U.S. and non-U.S. corporate issuers, fixed and floating rate debt securities issued in developed and emerging markets, bank loans, obligations of governments, government agencies or instrumentalities, including U.S. Treasury securities (including Separate Trading of Registered Interest and Principal of Securities (“STRIPS”)), securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, securities issued or guaranteed by supranational organizations, securities issued or guaranteed by foreign governments (sovereign debt), asset-backed, mortgage-related and mortgage-backed securities (“MBS”) (residential or commercial) (and which may include “to be announced” (“TBA”) transactions), other debt securities and preferred stock. Mortgage-related securities and MBS may be structured as collateralized mortgage obligations (“CMOs”) (agency and non-agency), stripped MBS (mortgage securities split into interest-only and principal-only securities), commercial mortgage-backed securities (“CMBS”) or mortgage pass-through securities (interests in securities representing pools of mortgages). These securities may be structured such that payments consist of interest-only, principal-only or principal and interest. Non-U.S. instruments, including emerging markets debt, may be U.S. dollar or local currency denominated. The instruments in which the Fund invests may pay fixed, variable, or floating interest rates and may consist of zero-coupon securities, convertible securities, including convertible bonds and preferred stock, inflation-indexed bonds, repurchase agreements, privately issued (Rule 144A and Regulation S) securities, structured notes, collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”), loan participations, loan assignments and other securities and instruments bearing fixed or variable interest rates. The Fund may also invest in obligations issued, guaranteed or originated by U.S. or foreign banks, including bank loans originated by banks to companies of different types. The Fund may invest in commercial paper, including asset-backed commercial paper. The Fund’s investment in non-U.S. dollar denominated bonds may be on a currency hedged or unhedged basis. The Fund also may invest up to 10% of its net assets in domestic and foreign common stock (provided that such limit will not prevent the Fund from receiving stock or other equity securities as a result of the bankruptcy, restructuring or reorganization of a company whose debt instruments are held by the Fund). The Fund can also invest, to the extent consistent with its investment objective, in non-U.S. and emerging market securities and currencies.

The Fund will seek to purchase certain newly-issued Regulation S securities in its Asia High Yield sleeve through investments in Six Circles Credit Opportunities Fund (Cayman) Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). Regulation S securities are securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to Regulation S under the Securities Act of 1933, as amended (“the 1933 Act”). The Subsidiary is advised by JPMPI and sub-advised by Pacific Investment Management Company LLC (“PIMCO”).

The Fund has broad flexibility to invest in a wide variety of debt securities and instruments of any maturity and will not be managed to a target duration or average weighted maturity. The Fund currently expects to invest a substantial portion of its net assets in below investment-grade credit instruments, including “high-yield” instruments (also known as “junk bonds”) and “distressed” debt instruments. These below investment-grade securities generally offer a higher yield than investment-grade securities, but involve a higher degree of risk of default—such securities are often issued by small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads. These instruments generally (i) will carry a credit rating at the time of investment of BB or lower by Standard & Poor’s Corporation (“S&P”) and Fitch Ratings (“Fitch”) or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or of the equivalent quality by another nationally recognized statistical rating organization (“NRSRO”) or, if such instruments are unrated, (ii) will be deemed by a Sub-Adviser (as defined below) to be of comparable quality at the time of investment. The Fund may invest in fixed income instruments with a high-yield credit rating as low as, or lower than, CCC/CCC/Caa, according to S&P, Fitch and Moody’s, respectively. The Fund may invest up to 10% of its net assets in instruments that are in default or issued by a company in bankruptcy. An instrument’s quality, and its default or bankruptcy status, is determined at the time of purchase, and instruments or their issuers may be downgraded, decline in credit quality or go into default or bankruptcy after purchase. The Fund may acquire bank loans directly from a lender, through an agent, as an assignment from another lender who holds a floating rate loan, or as a participation interest in another lender’s floating rate loan or portion thereof. The bank loans in which the Fund may invest may have floating interest rates that reset periodically, may or may not be secured by collateral, and may be rated below investment-grade or not rated by established credit rating agencies. For such bank loans where ratings are unavailable, the Fund may rely primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. Bank loans are often issued in connection with acquisitions, leveraged buyouts, bankruptcy proceedings or financial restructurings and borrowers may have defaulted in the payment of interest or principal in the performance of certain covenants or agreements and/or have uncertain financial conditions.

The Fund has flexibility to invest in derivatives and may use such instruments to manage duration, credit quality, and currency risk and/or as substitutes for securities and other instruments in which the Fund can invest. A derivative is an instrument that has a value based on another instrument, exchange rate, or index. The Fund may use futures, swaps, forward contracts, foreign exchange instruments (spot and forward), options (including options on swaps), and structured notes, as well as repurchase agreements and reverse repurchase agreements, in connection with its principal strategies in certain market conditions in order to hedge various investments, for risk management purposes, as a substitute for securities and other instruments in which the Fund can invest or to increase income or gain to the Fund. The Fund may also use currency-related transactions involving currency derivatives as part of its investment strategy, including options on currencies, currency futures, options on such futures, forward foreign currency transactions (including non-deliverable forwards), forward rate agreements and currency swaps, caps and floors.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings) in fixed income instruments and other related instruments with similar economic characteristics. For purposes of the 80% investment policy, the Fund will treat an investment in derivatives as an investment in the securities underlying such derivatives and will value such derivatives at market value. The Fund will provide shareholders with at least 60 days’ prior notice of any change to its 80% investment policy.

The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940, as amended (the “Investment Company Act”). A non-diversified fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers. Due to the nature of the investments in which the Fund is seeking to invest, at times a significant portion of the issuers of the investments in the Fund’s portfolio may be in the financial services sector.

The Fund may invest in shares of exchange-traded funds (“ETFs”) and other investment companies, including those managed by a Sub-Adviser or its affiliate. ETFs, which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange, may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. Ordinarily, the Fund must limit its investments in a single ETF to 5% of its total assets and in all ETFs and other investment companies to 10% of its total assets. The SEC has adopted an exemptive rule that allows any fund to disregard these 5% and 10% limitations, subject to certain conditions. ETFs that are not structured as investment companies as defined in the Investment Company Act are not subject to these percentage limitations. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio.

The Fund will likely engage in active and frequent trading. The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”) constructs the Fund’s portfolio by allocating the Fund’s assets among fixed income sectors and strategies managed by one or more sub-advisers retained by the Adviser (each, a “Sub-Adviser”). Additionally, the Sub-Advisers may in turn allocate to one or more additional sub-advisers (each, a “Sub-Sub-Adviser”) a portion of the assets allocated to them by the Adviser. Certain references herein to the Sub-Adviser may also include a Sub-Sub-Adviser, as the context requires.

One or more Sub-Advisers, as allocated to by the Adviser, will actively manage components of the portfolio using investment strategies targeting risk profiles and investment exposures across the universe of opportunistic credit investments. The Adviser allocates assets among Sub-Advisers managing high yield debt, short duration credit and emerging markets debt (including dollar and local currency debt) strategies, but expects over time, depending on market conditions, to expand the Fund’s investments to other opportunistic credit strategies, including preferred stock, convertibles, bank loans and securitized fixed income.

In managing the Fund, the Adviser will vary the Fund’s allocation to each Sub-Adviser investment strategy over time and the Adviser may allocate up to 100% of the Fund’s assets in any one Sub-Adviser strategy.

In allocating the assets of the Fund, the Adviser will generally make strategic and tactical allocation decisions by directing shifts in allocations among the various investment strategies managed by the Sub-Advisers. The Adviser will periodically review and determine the allocations among the investment strategies and may make changes to these allocations when it believes it is beneficial to the Fund. The Adviser may, in its discretion, add to, delete from or modify the categories of investment strategies employed by the Fund, or add other investment strategies managed by the Sub-Advisers. In making allocations among such investment strategies and/or in changing the categories of investment strategies employed by the Fund, the Adviser expects to take into account the investment goals of the broader investment programs administered by the Adviser or its affiliates, for whose use the Fund is exclusively designed. As such, the Fund may perform differently from a similar fund that is managed without regard to such broader investment programs.

Each Sub-Adviser may use both its own proprietary and external research and securities selection process to manage its allocated portion of the Fund’s assets. The Adviser is responsible for determining the amount of Fund assets allocated to each Sub-Adviser. The Sub-Advisers are responsible for determining the amount of Fund assets allocated to each Sub-Sub-Adviser. The Adviser engages the following Sub-Advisers: BlackRock Investment Management, LLC (“BlackRock”), PGIM, Inc. (“PGIM”), Lord, Abbett & Co. LLC (“Lord Abbett”), BlueBay Asset Management LLP (“BlueBay”), Muzinich & Co., Inc. (“Muzinich”) and PIMCO. BlackRock currently allocates assets to BlackRock International Limited (“BIL”) with respect to BlackRock’s High Yield Strategy, while PGIM currently allocates assets to PGIM Limited (“PGIML”). The Adviser may adjust allocations to the Sub-Advisers at any time or make recommendations to the Board with respect to the hiring, termination or replacement of a Sub-Adviser. As such, the identity of the Fund’s Sub-Advisers, the investment strategies they pursue and the portion of the Fund allocated to them, may change over time. For example, due to market conditions, the Adviser may choose not to allocate Fund assets to a Sub-Adviser or may reduce the portion of the Fund allocated to a Sub-Adviser to zero. Each Sub-Adviser is responsible for deciding which securities to purchase and sell for its respective portion of the Fund and for placing orders for the Fund’s transactions. However, the Adviser reserves the right to instruct Sub-Advisers as needed on certain Fund transactions and/or manage a portion of the Fund’s portfolio directly, including without limitation, for portfolio hedging, to temporarily adjust the Fund’s overall market exposure or to temporarily manage assets as a result of a Sub-Adviser’s resignation or removal.

The Sub-Advisers typically select individual securities after performing a risk/reward analysis that includes an evaluation of their characteristics including income, interest rate risk, credit risk and the complex legal and technical structure of the securities. Below is a summary of each Sub-Adviser’s principal investment strategies.

BlackRock – High Yield

With respect to the portion of the Fund allocated to BlackRock’s High Yield Strategy, BlackRock (together with BIL) will invest primarily in non-investment grade bonds with maturities of ten years or less. The high yield securities (commonly called “junk bonds”) acquired by the strategy will generally be in the lower rating categories of the major ratings agencies (BB or lower by S&P Global Ratings or Fitch Ratings, Inc. or Ba or lower by Moody’s Investor Services) or will be determined by BlackRock (together with BIL) to be of similar quality. BlackRock (together with BIL) will evaluate sectors of the high yield market and individual bonds within these sectors. Typically, the management team will invest in distressed securities when it believes they are undervalued. Securities are purchased for the Fund when the management team determines that they have the potential for above-average total return. If a security’s rating declines the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential. A substantial portion of the Fund allocated to BlackRock (together with BIL) may be invested in non-U.S. dollar denominated bonds of issuers located outside of the United States. To add additional diversification, BlackRock (together with BIL) can invest in a wide range of securities including corporate bonds, mezzanine investments, collateralized bond obligations, bank loans and mortgage-backed and asset-backed securities. BlackRock (together with BIL) uses an internal model for calculating duration, which may result in a different value for the duration of a benchmark compared to the duration calculated by the provider of the benchmark or another third party. BlackRock (together with BIL) may invest in securities of any rating, and may invest a portion of its allocated assets in distressed securities that are in default or the issuers of which are in bankruptcy. BlackRock (together with BIL) may also use derivative instruments to hedge its investments or to seek to enhance returns.

BlackRock – Passive Treasury

With respect to the portion of the Fund allocated to BlackRock’s Passive Treasury Strategy, BlackRock will invest primarily in U.S. Treasuries and government agency bonds. Securities are purchased for the Fund when BlackRock determines that they have the potential to mitigate tracking error versus the Fund’s benchmark.

PGIM – High Yield

With respect to its allocated portion of the Fund, PGIM (together with PGIML) primarily seeks investments that pay interest and other income and secondarily investments that will increase in value. In managing its portion of the Fund’s assets, PGIM (together with PGIML) uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. PGIM (together with PGIML) may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The Fund may invest in a security based upon the expected total return rather than the yield of such security. PGIM (together with PGIML) may also utilize proprietary quantitative tools to support relative value trading and asset allocation for portfolio management as well as various risk models to support risk management. In the top-down economic analysis, PGIM (together with PGIML) develops views on economic, policy and market trends by continually evaluating economic data that affect the movement of markets and securities prices. This top-down macroeconomic analysis is integrated into PGIM’s (together with PGIML’s) bottom-up research which informs security selection. In its bottom-up research, PGIM (together with PGIML) develops an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer, which include a review of the composition of revenue, profitability, cash flow margin, and leverage. A substantial portion of the Fund allocated to PGIM (together with PGIML) may be invested in non-U.S. dollar denominated bonds of issuers located outside of the United States. (PGIM (together with PGIML) may also invest the Fund’s assets in non-U.S. dollar denominated bonds of U.S. issuers.)

Lord Abbett – Short Duration Credit

With respect to its allocated portion of the Fund, the Lord Abbett portfolio management team utilizes a multi-sector, credit focused approach, emphasizing the short maturity segments of investment grade corporate bonds, commercial mortgage-backed securities, asset-backed securities, and high yield corporate bonds. The team combines top-down and bottom-up analysis to construct its strategic yield-based portfolio, using a blend of quantitative and fundamental research. As part of its top-down analysis, the Lord Abbett team evaluates global economic conditions, including monetary, fiscal, and regulatory policy, as well as the political and geopolitical environment, in order to identify and assess opportunities and risks. The Lord Abbett team employs bottom-up analysis to identify and select securities for investment based on in-depth company, industry, and market research and analysis. Lord Abbett may actively rotate sector exposure based on its assessment of relative value. Lord Abbett may engage in active and frequent trading of portfolio securities in its allocated portion of the Fund.

BlueBay – European High Yield Debt

With respect to its allocated portion of the Fund, BlueBay invests predominantly in European below investment-grade corporate debt with a focus on capital preservation. Credit selection is driven by rigorous proprietary bottom-up fundamental analysis with an emphasis on downside stress testing. Single name credit analysis is supplemented by economic, policy and political inputs, which combine to help determine the sectoral and geographic composition of the portfolio, as well as the correlation of the strategy to the overall market. BlueBay invests across secured and unsecured assets.

Muzinich – Global Short Duration Crossover

With respect to its allocated portion of the Fund, Muzinich manages a global short duration crossover strategy blending investment-grade with high yield corporate bonds, seeking to enhance yield while mitigating risk. For this strategy, Muzinich invests predominantly in corporate bonds with a rating ranging from A to B by S&P or Fitch and/or A1 to B3 by Moody’s, while typically maintaining an average portfolio duration of less than two years. The strategy aims to generate strong risk-adjusted returns and achieve capital preservation through prudent asset allocation between short duration investment-grade bonds, which have historically been more correlated to sovereign debt, and high yield bonds, which tend to be more correlated to equity markets.

PIMCO – Emerging Markets Debt

With respect to the portion of the Fund allocated to PIMCO’s Emerging Markets Debt Strategy, PIMCO invests predominantly in fixed income instruments (including bonds, debt securities and other similar instruments) issued by various U.S. and non-U.S. public- or private-sector entities that are economically tied to emerging market countries, which instruments may be represented by forwards or derivatives such as options, futures or swap agreements. Such instruments may be denominated in U.S. dollars and in non-U.S. currencies. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. PIMCO emphasizes countries with relatively low gross national product per capita and with the potential for rapid economic growth. For this strategy, PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors PIMCO believes to be relevant. PIMCO may invest in instruments whose return is based on the return of an emerging market security or a currency of an emerging market country, such as a derivative instrument, rather than investing directly in emerging market securities or countries.

PIMCO – Asia High Yield

With respect to the portion of the Fund allocated to PIMCO’s Asia High Yield Strategy, PIMCO invests in a combination of fixed income instruments of issuers that are economically tied to Asia ex-Japan countries and related derivatives on such securities. PIMCO seeks to purchase certain newly-issued Regulation S securities through investments in the Subsidiary. PIMCO will utilize a credit (i.e., fixed income) strategy that seeks to deploy PIMCO’s total return investment approach. This total return investment approach includes both top-down and bottom-up decision making inputs to help PIMCO to identify multiple sources of value. Top-down strategies focus on both short-term and longer-term global macroeconomic considerations and forces likely to influence the global economy and financial markets (such as interest rates and the rate of inflation) and provide context for regional and sector selection. Bottom-up strategies drive the security selection process by analyzing individual securities and are key to PIMCO’s ability to select what PIMCO considers to be undervalued securities in the fixed income market.

General Information

The Adviser’s process for evaluating Sub-Advisers is described below in “The Fund’s Management and Administration.”

The Fund may utilize the investments and strategies described above to a greater or lesser degree in the future.

The Fund will likely engage in active and frequent trading. The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

TEMPORARY DEFENSIVE AND CASH POSITIONS

The Fund may invest all or most of its total assets in cash and cash equivalents for temporary defensive purposes to respond to unusual conditions or as part of its principal investment strategies (such as in a money market strategy managed by a sub-adviser). These investments may result in a lower yield than lower-quality or longer-term investments.

WHAT IS A CASH EQUIVALENT?
Cash equivalents are instruments with maturities of three months or less on the date they are purchased, which under normal circumstances are highly liquid and high-quality. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements, certificates of deposit, bankers’ acceptances, commercial paper, money market mutual funds, and bank deposit accounts.

While the Fund is engaged in a temporary defensive position, it may not meet its investment objective. These investments may also be inconsistent with the Fund’s main investment strategies. Therefore, the Fund will pursue a temporary defensive position only when the Adviser believes conditions warrant.

DIVERSIFICATION CLASSIFICATION

The Fund is classified as a “non-diversified” fund under the Investment Company Act. A non-diversified fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers. That concentration could increase the risk of loss to the Fund resulting from a decline in the market value of particular portfolio securities. Investment in a non-diversified fund may entail greater risks than investment in a diversified fund. Regardless of whether the Fund is diversified under the Investment Company Act, the Fund must meet diversification standards to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. See Part II of the SAI for a description of these diversification standards.

INVESTMENT RISKS

There can be no assurance that the Fund will achieve its investment objectives.

An investment in the Fund is not designed to be a complete investment program. It is intended to be part of a broader investment program administered by the Adviser or its affiliates. The performance and objectives of a Fund should be evaluated only in the context of your complete investment program. The Fund is managed in such a fashion as to affect your assets subject to the broader investment program and therefore changes in value of a Fund may be particularly pronounced and a Fund may underperform a similar fund managed without consideration of the broader investment program. The Fund is NOT designed to be used as a stand-alone investment.

The main risks associated with investing in the Fund are summarized in “Risk/Return Summaries” at the front of this prospectus. More detailed descriptions of the main risks and additional risks of the Fund are described below.

Please note that the Fund also may use strategies that are not described in this section, but which are described in the “Investment Practices” section and in the Statement of Additional Information.

Risks Applicable to the Fund

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs, and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability and infectious disease epidemics or pandemics.

For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures, may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken, and may continue to take, actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline. Inflation creates uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and the Fund’s investments may not keep pace with inflation, which may result in losses to the Fund and its shareholders.

Credit Risk. There is a risk that issuers and/or counterparties will not make payments on securities, repurchase agreements or other investments held by the Fund. The risk of defaults across issuers and/or counterparties increases in adverse market and economic conditions, including the conditions resulting from the COVID-19 pandemic. Such defaults could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s or counterparty’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade category. Such securities are also considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

High Yield Securities and Loan Risk. The Fund invests in instruments including junk bonds, loans and instruments that are issued by issuers that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity. Such investments may be subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protection under the federal securities laws and lack of publicly available information.

In recent years, there has been a broad trend of weaker or less restrictive covenant protections in both the loan and high yield markets. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing loans or high yield securities, increase the claims against assets that are permitted against collateral securing loans or high yield securities or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the loans or high yield securities issued by such borrowers. Each of these factors might negatively impact the loans and high yield instruments held by the Fund.

High yield securities and loans that are deemed to be liquid at the time of purchase may become illiquid. No active trading market may exist for some loans and other instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Certain loans may take more than seven days to settle. The inability to dispose of the Fund’s securities and other investments in a timely fashion could result in losses to the Fund. Because some instruments may have a more limited secondary market, liquidity and valuation risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. When bonds, loans and other instruments or securities are prepaid, the Fund may have to reinvest in instruments with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these instruments, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain loans may not be considered securities under the federal securities laws and, therefore, investments in such loans may not be subject to certain protections under those laws. In addition, the Adviser may not have access to material nonpublic information to which other investors may have access.

Interest Rate Risk. The Fund invests in debt securities that increase or decrease in value based on changes in interest rates. If rates increase, the value of these investments generally declines. On the other hand, if rates fall, the value of these investments generally increases. Your investment will decline in value if the value of these investments decreases. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment. The Fund may invest in variable and floating rate loans and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Fund may face a heightened level of interest rate risk due to certain changes or uncertainty in monetary policy. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and with respect to the Fund’s total return) also may be low or the Fund may be unable to maintain positive returns.

Certain countries have experienced negative interest rates on certain debt securities. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and with respect to the Fund’s total return) also may be low or the Fund may be unable to maintain positive returns.

Debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In response to the outbreak of COVID-19, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. These actions present heightened risks to debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. In light of these actions and current conditions, interest rates and bond yields in the U.S. and many other countries are at or near historic lows, and in some cases, such rates and yields are negative. The current very low or negative interest rates subject the Fund to the risks described above. In addition, the current environment is exposing debt markets to significant volatility and causing reduced liquidity for Fund investments.

Debt Securities and Other Callable Securities Risk. As part of its main investment strategy, the Fund invests in debt securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When debt obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Distressed Securities Risk. Any investments in distressed or defaulted securities subject the Fund to even greater credit risk than investments in other below investment-grade instruments. Investments in obligations of restructured, distressed and bankrupt issuers, including debt obligations that are already in default, generally trade significantly below par and may lack liquidity. Defaulted securities might be repaid only after lengthy bankruptcy proceedings, during which the issuer might not make any interest or other payments, and such proceedings may result in only partial recovery of principal or no recovery at all. Recovery could involve an exchange of the defaulted obligation for other debt instruments or equity securities of the issuer or its affiliates, each of which may in turn be illiquid or speculative and be valued by the Fund at significantly less than its original purchase price. In addition, investments in distressed issuers may subject the Fund to liability as a lender.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole.

Bank Loan Risk. Commercial banks, sovereign entities, and other financial institutions or institutional investors make corporate loans to companies or sovereign entities that need capital to grow, restructure, or for infrastructure projects. These instruments are commonly referred to as “loans” or “bank loans.” Borrowers generally pay interest on bank loans at “floating” rates that change in response to changes in market interest rates such as the prime rates of U.S. banks or another relevant index. As a result, the value of such loan investments is generally less exposed to the adverse effects of interest rate fluctuations than investments that pay a fixed rate of interest. However, the market for certain loans may not be sufficiently liquid, and the Fund may have difficulty selling them. It may take longer than seven days for transactions in loans to settle. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the Fund’s ability to pay redemption proceeds within the allowable time period. However, to the extent the Fund invests in bank loans, the Fund will maintain sufficient quantities of other, more liquid assets in order to meet shareholder redemption requests within the allowable time period. Certain loans may be classified as “illiquid” securities. Additionally, because a loan may not be considered a security, the Fund may not be afforded the same legal protections afforded securities under federal securities laws. Thus, the Fund generally must rely on contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Covenant Lite Loan Risk. The Fund may invest in floating rate loans that are “covenant lite” or obtain exposure to such loans through structured investments. Covenants contained in loan documentation are intended to protect lenders by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. Covenant lite loans may lack financial maintenance covenants that in certain situations can allow lenders to claim a default on the loan to seek to protect the interests of the lenders. The absence of financial maintenance covenants in a covenant lite loan might result in a lower recovery in the event of a default by the borrower. Covenant lite loans have become much more prevalent in recent years.

In recent years, there has been a broad trend of weaker or less restrictive covenant protections in the loan market. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing loans, increase the claims against assets that are permitted against collateral securing loans or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the loans issued by such borrowers. Each of these factors might negatively impact the loans held by the Fund.

Impairment of Collateral Risks. The terms of the debt instruments held by the Fund may require that the borrowing company maintain collateral to support payment of its obligations. However, the value of the collateral securing a debt instrument can decline or be insufficient to meet the obligations of the company. In addition, collateral securing a debt instrument may be found invalid, may be used to pay other outstanding obligations of the borrower, or may be difficult to liquidate. The Fund’s access to the collateral may be limited by bankruptcy, other insolvency laws, or by the type of debt instrument the Fund has purchased. For example, if the Fund purchases a participation interest instead of an assignment, it would not have direct access to collateral of the borrower. As a result, a debt instrument may not be fully collateralized and can decline significantly in value.

Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Foreign Securities and Emerging Markets Risk. Investments in foreign issuers, foreign securities (including depositary receipts) or U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. The Fund may invest a substantial portion of its assets in emerging market countries. These risks are magnified in countries in “emerging markets.” Emerging market countries currently include most countries in the world except Australia, Canada, Japan, New Zealand, the United States, the United Kingdom and most western European countries. Emerging market countries typically have less-established economies than developed countries and may face greater social, economic, regulatory and political uncertainties. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, due to jurisdictional limitations, U.S. regulators may be limited in their ability to enforce regulatory or legal obligations in emerging market countries. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

The Fund’s investments in foreign and emerging market securities may be subject to foreign withholding and/or other taxes, which would decrease the Fund’s yield on those securities.

Sovereign Obligations Risk. The Fund may invest in securities issued by or guaranteed by sovereign governments, which may be unable or unwilling to repay principal or interest when due. In times of economic uncertainty in the country at issue, the prices of these securities may be more volatile than those of corporate debt obligations or of other government debt obligations. These securities are also subject to Foreign Securities and Emerging Markets Risk.

Income Risk. The Fund’s income may decline when interest rates fall because the Fund may hold a significant portion of short duration securities and/or securities that have floating or variable interest rates. The Fund’s income may decline because the Fund invests in lower yielding bonds, as bonds in its portfolio mature, are near maturity or are called, or when the Fund needs to purchase additional bonds.

Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives are subject to liquidity risk because the liquidity of derivatives is often based on the liquidity of the underlying instruments. Certain derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty, and margin risk (the risk that additional margin will be required if the derivative security declines in value and if the Fund does not provide such additional margin in time, the seller may liquidate the positions at a loss for which the Fund is liable). In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Investing in derivatives will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The Fund cannot assure you that the use of leverage will result in a higher return on your investment, and using leverage could result in a net loss on your investment. Registered investment companies such as the Fund are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.

The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Certain of the Fund’s transactions in futures, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns. The Fund may also transact in contracts for difference, which may increase the Fund’s financial risk to the extent that there is an imperfect correlation between the return on the Fund’s obligation to its counterparty under the contract for difference and the return on related assets in its portfolio. Contracts for difference are not registered with the SEC or any U.S. regulator, and are not subject to U.S. regulation.

Counterparty Risk. The Fund may have exposure to the credit risk of counterparties with which it deals in connection with the investment of its assets, whether engaged in exchange-traded or off-exchange transactions or through brokers, dealers, custodians and exchanges through which it engages. In addition, many protections afforded to cleared transactions, such as the security afforded by transacting through a clearinghouse, might not be available in connection with over-the-counter (“OTC”) transactions. Therefore, in those instances in which the Fund enters into OTC transactions, the account will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and will sustain losses.

Liquidity Risk. The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. The liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or guarantors, such as a credit rating downgrade, or due to general market conditions or a lack of willing buyers. An inability to sell one or more portfolio positions, or selling such positions at an unfavorable time and/or under unfavorable conditions, can increase the volatility of the Fund’s net asset value (“NAV”) per share. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from money market and other fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Mortgage-Related and Other Asset-Backed Securities Risk. Mortgage-related and asset-backed securities, including certain municipal housing authority obligations, collateralized loan obligations and collateralized debt obligations, are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market or other assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. These securities are also subject to prepayment and call risk. In periods of declining interest rates, the Fund may be subject to contraction risk which is the risk that borrowers will increase the rate at which they prepay the maturity value of mortgages and other obligations. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of either rising or declining interest rates, the Fund may be subject to extension risk which is the risk that the expected maturity of an obligation will lengthen in duration due to a decrease in prepayments. As a result, in certain interest rate environments, the Fund may exhibit additional volatility.

Mortgage-related and other asset backed securities may be issued by private issuers or issued, or guaranteed, by government or government-sponsored entities. The mortgage loans underlying privately issued mortgage-related securities may not be subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have government or government-sponsored entity guarantees. As a result, the mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored entity mortgage-related securities that have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. There is no government or government-sponsored entity guarantee for such privately issued investments and thus the Fund faces an increased risk of loss with respect to such privately issued investments.

U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Overnight bank deposits of foreign currency can result in negative interest rates based on monetary policies in that respective country. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. Although the Fund may attempt to hedge its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful and the use of such strategies may lower the Fund’s potential returns. The Fund may engage in various strategies to hedge against currency risk. These strategies may consist of use of forward currency contracts including non-deliverable forward contracts and foreign currency futures contracts. To the extent the Fund enters into such transactions in markets other than in the United States, the Fund may be subject to certain currency, settlement, liquidity, trading and other risks similar to those described in this prospectus with respect to the Fund’s investments in foreign securities. There can be no assurance that the Fund’s hedging activities will be effective, and the Fund will incur costs in connection with the hedging. Currency hedging may limit the Fund’s return if the relative values of currencies change. Furthermore, the Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in currency exchange rates occur.

Zero-Coupon, Pay-In-Kind and Deferred Payment Securities Risk. The market value of a zero-coupon, pay-in-kind or deferred payment security is generally more volatile than the market value of interest-paying securities, and is more likely to respond to a greater degree to changes in interest rates and credit quality than other fixed income securities with similar maturities that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon bond accrue a portion of the discount at which the bond was purchased as taxable income each year, even though the holder receives no interest payment on the bond during the year. The Fund must distribute substantially all of its net income (including non-cash income attributable to zero-coupon bonds) to its shareholders each year to maintain its status as a regulated investment company and to eliminate tax at the Fund level. Accordingly, such accrued discount must be taken into account in determining the amount of taxable distributions to shareholders. The Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy such distribution requirements. These actions may reduce the assets to which the Fund’s expenses could otherwise be allocated and may reduce the Fund’s rate of return.

In addition: (1) the higher yields and interest rates on certain pay-in-kind securities (“PIK”) reflect the payment deferral and increased credit risk associated with such instruments and such investments may represent a significantly higher credit risk than coupon loans; (2) PIK securities may have higher price volatility because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral; (3) PIK interest has the effect of generating investment income; and (4) the deferral of PIK interest may also reduce the loan-to-value ratio at a compounding rate.

LIBOR Discontinuance or Unavailability Risk. The London Interbank Offering Rate (“LIBOR”) is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published, and we recommend that you consult your advisors to stay informed of any such developments. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of the Fund’s loans, notes, derivatives and other instruments or investments comprising some or all of the Fund’s investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of the Fund’s investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for the Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on the Fund and its investments. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

Restricted and Privately-Placed Securities Risk. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities include private placement securities that have not been registered under the applicable securities laws, such as Rule 144A securities, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S. Private placements are generally subject to strict restrictions on resale. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. The Fund may be unable to sell a restricted security on short notice or may be able to sell them only at a price below current value. It may be more difficult to determine a market value for a restricted security. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses.

Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. There can be no assurance that the investment objective of the Fund or the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act, and is not subject to all the investor protections of the Investment Company Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and the SAI, and could adversely affect the Fund and/or the Subsidiary and result in the Fund underperforming its benchmark index.

Regulation S Securities Risk. Regulation S securities may be less liquid than publicly traded securities as a result of legal or contractual restrictions on resale. Although Regulation S securities may be resold in privately negotiated transactions, the price realized from these sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Accordingly, Regulation S Securities are considered to be speculative and are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity.

Repurchase Agreement Risk. Repurchase agreements are subject to Credit Risk. In addition, in the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. These risks may be magnified to the extent that a repurchase agreement is secured by collateral other than cash and government securities (“Non-Traditional Collateral”). For example, repurchase agreements secured by below investment-grade securities and equity securities may or may not be subject to an automatic stay in bankruptcy proceedings. As a result of the automatic stay, to the extent applicable, the Fund could be prohibited from selling the collateral in the event of a counterparty’s bankruptcy unless the Fund is able to obtain the approval of the bankruptcy court. In addition, the value of Non-Traditional Collateral may be more volatile or less liquid thereby increasing the risk that the Fund will be unable to recover fully in the event of a counterparty’s default. Below investment-grade securities are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties and potential illiquidity. Equity securities are subject to stock market risk and the price of such securities may rise or fall, sometimes rapidly or unpredictably.

Floating and Variable Rate Securities Risk. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Such securities may also lose value.

Inflation-Linked Securities Risk. Inflation-linked securities, including CPI-U swaps, are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decline when real interest rates increase. Unlike conventional bonds, the principal or interest of inflation-linked securities, such as Treasury Inflation Protected Securities, is adjusted periodically to a specified rate of inflation (e.g., CPI-U). There can be no assurance that the inflation index used will accurately measure the real rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

Exchange-Traded Fund (“ETF”) and Investment Company Risk. The Fund may invest in shares of other investment companies and ETFs. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another investment company or ETF. The Fund is subject to the risks associated with the ETF’s or investment company’s investments. ETFs, investment companies and other investment vehicles that invest in commodities or currencies are subject to the risks associated with direct investments in commodities or currencies. The price and movement of an ETF or closed-end fund designed to track an index may not track the index and may result in a loss. In addition, closed-end funds that trade on an exchange often trade at a price below their net asset value (also known as a discount). Certain ETFs or closed-end funds traded on exchanges may be thinly-traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.

Structured Notes Risk. Structured notes are subject to interest rate risk and to all of the risks of their underlying securities and derivatives. They are also subject to credit risk with respect both to the issuer and, if applicable, to the underlying security or borrower. The payments on a structured note may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared to a fixed interest rate, the exchange rates between two currencies, one or more securities or a securities index. A structured note may be positively or negatively indexed. For example, its principal amount and/or interest rate may increase or decrease if the value of the reference instrument increases, depending upon the terms of the instrument. If the underlying investment or index does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity. The price of structured notes may be very volatile, and such notes may have a limited trading market making it difficult to value them or sell them at an acceptable price. In some cases, the Fund may enter into agreements with an issuer of structured notes to purchase minimum amounts of those notes over time. In some cases, the Fund may invest in structured notes that pay an amount based on a multiple of the relative change in value of the asset or reference. This type of note increases the potential for income but at a greater risk of loss than a typical debt security of the same maturity and credit quality. Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, the Fund’s investments in these structured products may be subject to limits applicable to investments in investment companies.

To-Be-Announced (“TBA”) Transactions Risk. In TBA transactions, the selling counterparty does not specify the particular securities to be delivered. Instead, the purchasing counterparty agrees to accept any security that meets specified terms. TBA purchase commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the Fund’s other assets. In addition, the selling counterparty may not deliver the security as promised. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to potential loss and could affect the Fund’s returns. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to the settlement date.

Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Financial Services Sector Risk. The Fund may invest more heavily in the financial services sector at various times to ensure access to a reasonably large pool of eligible instruments. To the extent that the Fund invests more heavily in the financial services sector, developments affecting the financial services sector may have a disproportionate impact on the Fund. These risks generally include interest rate risk, credit risk and risk associated with regulatory changes in the financial services industry. The profitability of banks and other financial services firms depends largely on the availability and cost of funds, which can change depending on economic conditions.

Geographic Focus Risk. The Fund may focus its investments in one or more geographic regions or small group of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund. In addition to the more general Foreign Securities and Emerging Markets Risk, the Fund may be subject to the risks in the following regional areas.

Asia Pacific Market Risk. The economies in the Asia Pacific region are in all stages of economic development and may be intertwined. The small size of securities markets and the low trading volume in some countries in the Asia Pacific Region may lead to a lack of liquidity. Also, some Asia Pacific economies and financial markets have been extremely volatile in recent years. Many of the countries in the region are developing, both politically and economically. They may have relatively unstable governments and economies based on only a few commodities or industries. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss. Also, some companies in the region may have less established product markets or a small management group and they may be more vulnerable to political or economic conditions, like nationalization. In addition, some countries have restricted the flow of money in and out of the country.

Certain of the currencies in the Asia Pacific region have experienced extreme volatility relative to the U.S. dollar. For example, Thailand, Indonesia, the Philippines and South Korea have had currency crises and have sought help from the International Monetary Fund. Holding securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued) will likely decrease the value of the Fund’s holdings.

The trading volume on some Asia Pacific region stock exchanges is much lower than in the United States, and Asia Pacific region securities of some companies are less liquid and more volatile than similar U.S. securities. In addition, brokerage commissions on regional stock exchanges are fixed and are generally higher than the negotiated commissions in the United States. The imposition of tariffs or other trade barriers, or a downturn in the economy of a significant trading partner could adversely impact Asia Pacific companies. If the Fund concentrates in the Asia Pacific region, the Fund’s performance may be more volatile than that of a fund that invests globally. If Asia Pacific securities fall out of favor, it may cause the Fund that concentrates in the Asia Pacific region to underperform funds that do not concentrate in the Asia Pacific region.

European Market Risk. The Fund’s performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Union. The risk of investing in Europe may be heightened due to steps taken by the United Kingdom to exit the European Union. On January 31, 2020, the United Kingdom officially withdrew from the European Union. On December 30, 2020, the European Union and the United Kingdom signed the EU-UK Trade and Cooperation Agreement (“TCA”), an agreement on the terms governing certain aspects of the European Union’s and the United Kingdom’s relationship, many of which are still to be determined, including those related to financial services. Notwithstanding the TCA, significant uncertainty remains in the market regarding the ramifications of the United Kingdom’s withdrawal from the European Union. The impact on the United Kingdom and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the United Kingdom, Europe and globally, which could have an adverse effect on the value of the Fund’s investments. In addition, if one or more other countries were to exit the European Union or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

Greater China Region Risk. In addition to the risks listed under “Foreign Securities and Emerging Markets Risk” investments in Mainland China, Hong Kong and Taiwan are subject to legal, regulatory, monetary and economic risks. Investments in Mainland China involve political and legal uncertainties, currency fluctuations and currency controls, the risk of confiscatory taxation, and nationalization or expropriation of assets. The Mainland Chinese securities markets are emerging markets characterized by greater price volatility. Mainland China is dominated by the one-party rule of the Communist Party, and the Mainland Chinese government exercises significant control over Mainland China’s economic growth. The imposition of tariffs or other trade barriers or a downturn in the economy of a significant trading partner could adversely impact Mainland Chinese companies.

Hong Kong is a Special Administrative Region of the People’s Republic of China. Since Hong Kong reverted to Chinese sovereignty in 1997, it has been governed by the Basic Law. The Basic Law guarantees a high degree of autonomy in certain matters, including economic matters, until 2047. Attempts by the government of Mainland China to exert greater control over Hong Kong’s economic, political or legal structures or its existing social policy could negatively affect investor confidence in Hong Kong, which in turn could negatively affect markets and business performance.

Though Taiwan is not dominated by one-party rule and employs a free market economy, Taiwan’s political and economic relationship with Mainland China, particularly the continuing disagreement as to Taiwan’s sovereignty, could adversely impact investments in Taiwan. At times, there may be a high correlation among the Mainland Chinese and Taiwanese markets.

Mainland Chinese operating companies sometimes rely on variable interest entity (“VIE”) structures to raise capital from non-Chinese investors. In a VIE structure, a Mainland China-based operating company establishes an entity (typically offshore) that enters into service and other contracts with the Mainland Chinese company designed to provide economic exposure to the company. The offshore entity then issues exchange-traded shares that are sold to the public, including non-Chinese investors (such as the Fund). Shares of the offshore entity are not equity ownership interests in the Mainland Chinese operating company. The VIE structure is designed to provide the offshore entity (and in turn, investors in the entity) with economic exposure to the Mainland Chinese company that replicates equity ownership, without actual equity ownership. VIE structures are used due to Mainland Chinese government prohibitions on foreign ownership of companies in certain industries and it is not clear that the contracts are enforceable or that the structures will otherwise work as intended. Intervention by the Mainland Chinese government with respect to VIE structures could adversely affect the Mainland Chinese operating company’s performance, the enforceability of the offshore entity’s contractual arrangements with the Mainland Chinese company and the value of the offshore entity’s shares. If this were to occur, the market value of the Fund’s associated portfolio holdings would likely fall, causing substantial investment losses for the Fund.

High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility that the recognition of capital gains will be accelerated, including short-term capital gains that will generally be taxable to shareholders as ordinary income. For example, the Fund may, at the direction of the Adviser, frequently reallocate its assets among different indexed investment strategies, which could cause a Sub-Adviser frequently to replace a significant portion of the securities and other instruments in the Fund’s portfolio through sales and purchases so as to reflect the changing allocations, including selling and repurchasing the same securities in quick succession.

Management Risk. The Fund is subject to management risk. Each Sub-Adviser and its portfolio managers will utilize a proprietary investment process, techniques and risk analyses in making investment decisions for its allocated portion of the Fund, but there can be no guarantee that these decisions will produce the desired results. In the case of the Fund, a Sub-Adviser’s active management of its allocated portion of the Fund may fail to achieve its desired results. In addition, legislative, regulatory or tax developments may affect the investment techniques available to the Sub-Advisers in connection with managing their respective allocated portions of the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.

Tracking Error Risk. In carrying out the investment program of the Fund, BlackRock will be instructed by the Adviser to replicate the performance of one or more Indexes, although the Fund is not a passive index fund. Tracking error is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, pricing differences (including differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s NAV), differences in transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not. Funds that track indexes with significant weight in emerging markets issuers may experience higher tracking error than other funds that do not track such indexes. Additionally, to comply with regulatory requirements, the Fund does not invest in securities issued by JPMorgan Chase & Co. This could cause the Fund to experience tracking error when an Index includes such securities.

Multi-Manager Risk. The Fund’s performance depends on the skill of the Adviser in selecting, overseeing, and allocating Fund assets to the Sub-Advisers. The Sub-Advisers’ investment styles may not always be complementary. The Sub-Advisers operate independently (e.g., make investment decisions independently of one another), and may make decisions that conflict with each other. For example, it is possible that a Sub-Adviser may purchase a security for the Fund at the same time that another Sub-Adviser sells the same security, resulting in higher transaction costs without accomplishing any net investment result; or that several Sub-Advisers purchase the same security at the same time, without aggregating their transactions, resulting in higher transaction costs. The Fund’s Sub-Advisers may underperform the market generally, underperform other investment managers that could have been selected for the Fund and/or underperform private investment funds with similar strategies managed by the Sub-Advisers. Subject to the overall supervision of the Fund’s investment program by the Fund’s Adviser, each Sub-Adviser is responsible, with respect to the portion of the Fund’s assets it manages, for compliance with the Fund’s investment strategies and applicable law.

Collateralized Loan Obligations Risk. Collateralized loan obligations (“CLOs”) are securities backed by an underlying portfolio of loan obligations. CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease in market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CLO in which the Fund invests. CLOs also carry risks including, but not limited to, interest rate risk and credit risk. For example, a liquidity crisis in the credit markets could cause substantial fluctuations in prices for leveraged loans and limited liquidity for such instruments. When the Fund invests in CLOs, in addition to directly bearing the expenses associated with its own operations, it may bear a pro rata portion of the CLO’s expenses.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Equity Securities Risk. Investments in equity securities (such as stocks) may be more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund or the securities market as a whole, such as changes in economic or political conditions. If a company becomes insolvent, its equity securities are repaid only after all other debts of the company have been repaid. This can result in a potential severe reduction in, or total loss of, their value. Investing in equity securities may also expose the Fund to inflation and currency risk. Further, the investor will be exposed to the specific risks of the industry in which the company operates. For example, a computer chip manufacturer might have exposure to the availability and price of certain metals. Equity securities may or may not be registered, publicly listed or traded on an exchange, and these securities are more likely to be illiquid and therefore subject to a higher degree of liquidity risk than registered or listed securities.

Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

Convertible Securities and Contingent Convertible Securities Risk. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. Convertible securities may be lower-rated securities subject to greater levels of credit risk. The Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

The Fund may also invest in contingent securities structured as contingent convertible securities, also known as CoCos. Contingent convertible securities are typically issued by non-U.S. banks and are designed to behave like bonds in times of economic health yet absorb losses when a pre-determined trigger event occurs. Contingent convertible securities are subject to the credit, interest rate, high yield security, foreign security and markets risks associated with bonds and equities, and to the risks specific to convertible securities in general. Contingent convertible securities are also subject to additional risks specific to their structure, including conversion risk. Contingent convertible securities are also subject to extension risk. There is no guarantee that the Fund will receive return of principal on contingent convertible securities. Convertible contingent securities are a newer form of instrument and the regulatory environment for these instruments continues to evolve.

Preferred Securities Risk. Preferred securities represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other securities such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred securities also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company. Preferred and other senior securities may pay fixed or adjustable rates of return. Preferred and other senior securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred and other senior securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred and other senior securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities include certain hybrid securities and other types of preferred securities with different features from those of traditional preferred securities described above. Preferred securities that are hybrid securities possess various features of both debt and traditional preferred securities and as such, they may constitute senior debt, junior debt or preferred shares in an issuer’s capital structure. Therefore, unlike traditional preferred securities, hybrid securities may not be subordinate to a company’s debt securities.

Additional risks associated with investing in the Fund are summarized below.

Transactions and Liquidity Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders, and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to, or is required to, sell are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price or the price at which the securities have been valued for purposes of the Fund’s net asset value. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Other market participants may be attempting to sell securities at the same time as the Fund, causing downward pricing pressure and contributing to illiquidity. In addition, the capacity for bond dealers to engage in trading or “make a market” in debt securities has not kept pace with the growth of bond markets. This could potentially lead to decreased liquidity and increased volatility in the debt markets. Liquidity and valuation risk with respect to any debt securities held by the Fund may be magnified in a rising interest rate environment, when credit quality is deteriorating or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase the Fund’s transaction costs and impact the Fund’s performance.

Cyber Security Risk. As the use of technology has become more prevalent in the course of business, the Fund has become more susceptible to operational and financial risks associated with cyber security, including: theft, loss, misuse, improper release, corruption and destruction of, or unauthorized access to, confidential or highly restricted data relating to the Fund and its shareholders; and compromises or failures to systems, networks, devices and applications relating to the operations of the Fund and its service providers. Cyber security risks may result in financial losses to the Fund and its shareholders; the inability of the Fund to transact business with its shareholders; delays or mistakes in the calculation of the Fund’s NAV or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. The Fund’s service providers (including, but not limited to, the Adviser, any Sub-Advisers, administrator, transfer agent, and custodian or their agents), financial intermediaries, companies in which the Fund invests and parties with which the Fund engages in portfolio or other transactions also may be adversely impacted by cyber security risks in their own businesses, which could result in losses to the Fund or its shareholders. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Fund does not directly control the cyber security defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

For more information about risks associated with the types of investments that the Fund purchases, please read the “Investment Practices” section and the Statement of Additional Information.

CONFLICTS OF INTEREST

An investment in the Fund is subject to a number of actual or potential conflicts of interest. In managing your JPM Program account, the Adviser and its parent company, JPMorgan Chase & Co. (“JPMorgan”) and its affiliates may experience certain benefits and efficiencies from investing your account assets in the Fund instead of unaffiliated investment vehicles. However, any potential conflicts are substantially mitigated by the fact that the Adviser, through a management fee waiver, does not receive additional net advisory fees as a result of your account’s investment in the Fund and the Fund is generally not using JPMorgan and/or its affiliates to provide other services to the Fund for compensation. Note that JPMorgan and/or its affiliates, will continue to receive fees for managing the JPM Program accounts, including with respect to assets invested in the Fund, and a JPMorgan affiliate will continue to clear mutual fund trades, including trades in the Fund, for JPMorgan client accounts. The Adviser and/or its affiliates also may face conflicts of interest in their service as investment adviser to other clients, which may provide more compensation to the Adviser and/or its affiliates than the Fund. This creates a conflict of interest for the Adviser by providing an incentive to favor those clients, and from time to time, the Adviser may make decisions that differ from and/or negatively impact the investment and/or allocation decisions made by the Adviser on behalf of the Fund. In addition, JPMorgan and its affiliates provide a broad range of services and products to their clients and are major participants in the global currency, equity, commodity, fixed-income and other markets in which the Fund invests or will invest. In certain circumstances by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict the Fund and/or benefit these affiliates. Further, the Fund’s portfolio may be affected because of regulatory restrictions applicable to JPMorgan and its affiliates. The Adviser may also acquire material non-public information which would negatively affect the Fund’s ability to transact in securities. JPMorgan and the Fund has adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

The Chief Compliance Officer of the Fund and the Six Circles Trust also serves as the Chief Compliance Officer of the Adviser, and in such capacity may face conflicts of interest with his compliance responsibilities to the Fund and the Six Circles Trust. The Fund and the Six Circles Trust have implemented policies and procedures to seek to mitigate such conflicts.

For more information about conflicts of interest, see the “Potential Conflicts of Interest” section in the SAI.

The Fund’s Management and Administration

The Fund is series of Six Circles Trust (the “Trust”), a Delaware statutory trust. The trustees of the Trust are responsible for overseeing all business activities.

The Fund’s Investment Adviser and Sub-Advisers

J.P. Morgan Private Investments Inc. (“JPMPI”), a registered investment adviser with the U.S. Securities and Exchange Commission (the “SEC”), serves as investment adviser to the Fund under an investment advisory agreement (the “Advisory Agreement”) with the Trust, on behalf of the Fund. JPMPI is a wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMPI is located at 383 Madison Avenue, New York, NY 10179. JPMPI is entitled to receive an annual fee from the Fund equal to 0.75% of the average net assets of the Fund.

JPMPI, on behalf of the Fund, has entered into a sub-advisory agreement with each Sub-Adviser (each, a “Sub-Advisory Agreement”). For the services provided pursuant to its Sub-Advisory Agreement, each Sub-Adviser receives an annual fee from the Adviser, or directly from the Fund on behalf of the Adviser. Additionally, certain Sub-Advisers have entered into sub-sub-advisory agreements with certain sub-sub-advisors (each, a “Sub-Sub-Advisory Agreement”). For the services provided pursuant to its Sub-Advisory Agreement, each Sub-Sub-Adviser receives a fee from the Sub-Adviser it has entered into the Sub-Sub-Advisory Agreement with.

The Fund may pursue its investment objective by investing in the Subsidiary. The Subsidiary has entered into a separate contract with JPMPI whereby JPMPI provides investment advisory services to the Subsidiary (the “Subsidiary Advisory Agreement”) and JPMPI has entered into a separate contract with PIMCO whereby PIMCO provides investment sub-advisory services to the Subsidiary (the “Subsidiary Sub-Advisory Agreement”). In recognition of the fact that contractual advisory and sub-advisory fees are already charged for JPMPI’s and PIMCO’s investment management services to the Fund (which includes the Subsidiary investment), respectively, no additional fees are payable to JPMPI or PIMCO for the services rendered pursuant to the Subsidiary Advisory Agreement and Subsidiary Sub-Advisory Agreement, respectively.

For the purposes of determining compensation, after waivers, under the investment advisory agreement with JPMPI, the Fund will be deemed to have paid JPMPI, and JPMPI will be deemed to have received an amount equal to, any payment made pursuant to the Sub-Advisory Agreements. JPMPI has contractually agreed through at least [04/30/2023] to waive any management fees that exceed the aggregate management fees it is contractually required to pay the Fund’s Sub-Advisers. Thereafter, this waiver will continue for subsequent one year terms unless terminated in accordance with its terms. JPMPI may terminate the waiver, under its terms, effective upon the end of the then-current term, by providing at least ninety (90) days prior written notice to the Trust. The waiver may not otherwise be terminated by JPMPI without the consent of the Board, which consent will not be unreasonably withheld. Such waivers are not subject to reimbursement by the Fund. Additionally, the Adviser has contractually agreed through at least [04/30/2023] to reimburse expenses to the extent total annual operating expenses of the Fund (excluding acquired fund fees and expenses, if any, dividend and interest expenses related to short sales, brokerage fees, interest on borrowings, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed 0.95% of the average daily net assets of the Fund (an “Expense Cap”). An expense reimbursement by the Fund’s Adviser is subject to repayment by the Fund only to the extent it can be made within thirty-six months following the date of such reimbursement by the Adviser. Repayment must be limited to amounts that would not cause the Fund’s operating expenses (taking into account any reimbursements by the Adviser and repayments by the Fund) to exceed the Expense Cap in effect at the time of the reimbursement by the Adviser or at the time of repayment by the Fund.

As the Adviser, JPMPI has overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio, and subject to review and approval by the Board, sets the Fund’s overall investment strategies. The Adviser is also responsible for the oversight and evaluation of the Fund’s Sub-Advisers. The Sub-Advisers are each responsible for the day-to-day investment decisions of its respective portion of the Fund. Additionally, the Sub-Advisers may allocate to Sub-Sub-Advisers a portion of the assets allocated to them by the Adviser. The allocation of the assets of the Fund among the Sub-Advisers will be determined by JPMPI. The Sub-Advisers are responsible for deciding which securities to purchase and sell for their respective portions of the Fund and for placing orders for the Fund’s transactions.

In limited circumstances, the Adviser reserves the right to instruct Sub-Advisers as needed on certain Fund transactions and manage a portion of a Fund’s portfolio directly, including without limitation, for portfolio hedging, to temporarily adjust the Fund’s overall market exposure or to temporarily manage assets as a result of a Sub-Adviser’s resignation or removal. The Fund may obtain passive exposure to a particular sub-asset class from time to time by making an index-based investment (e.g., in an ETF). Alternatively, from time to time, JPMPI may, for short or longer-term periods and subject to Board approval, select a third party interim manager to execute transactions on behalf of the Fund to transition a portion of Fund assets from one Sub-Adviser to another or to transition among indexed investment strategies, or, at the direction of JPMPI, to implement a sub-strategy. The duration of any such transition or interim management services will be determined by the Adviser’s ability to identify an appropriate replacement sub-adviser, if deemed necessary, and when such replacement sub-adviser can begin managing Fund assets, as well as the nature of the assets to be transitioned and relevant market conditions. With the approval of the Board, JPMPI has engaged Russell Investments Implementation Services, LLC (“RIIS”) to provide stand-by interim sub-advisory services, as well as transition management services, for the Fund, to be utilized as needed in certain transitional or trading circumstances involving a Fund Sub-Adviser. As of the date hereof, RIIS is not managing any assets of the Fund.

JPMPI acts as “manager of managers” for the Fund in reliance on an exemptive order of the SEC granting exemptions from certain provisions of the Investment Company Act (the “Exemptive Order”). Pursuant to the Exemptive Order, J.P. Morgan-affiliated funds are permitted, subject to supervision and approval of the Board, to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers without such agreements being approved by the shareholders of the Fund. JPMPI may not enter into any sub-advisory agreement with an affiliated sub-adviser without such agreement being approved by shareholders of the Fund. Accordingly, the Fund and JPMPI may hire, terminate, or replace the Fund’s sub-advisers without shareholder approval, including, without limitation, the replacement or reinstatement of any sub-advisers with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. JPMPI will continue to have the ultimate responsibility to oversee the sub-advisers and recommend their hiring, termination and replacement. Shareholders will be notified of any changes in sub-advisers. Shareholders of the Fund have the right to terminate a sub-advisory agreement for the Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. The Exemptive Order also permits the Fund to disclose to shareholders the management fees only in the aggregate. The initial shareholder of the Fund approved the Fund’s operation in reliance by the Fund on the Exemptive Order.

A discussion of the basis the Board used in approving the investment advisory agreement for the Fund is available in the semiannual report for the fiscal period ended 6/30/22.

Sub-Adviser Evaluation

The Adviser: (i) evaluates, selects, and recommends sub-advisers to be hired or replaced, subject to Board approval; (ii) monitors and evaluates the sub-advisers’ investment programs and results; (iii) allocates and reallocates the Fund’s assets among the sub-advisers; and (iv) reviews the Fund’s compliance with its investment objectives, strategies, policies and restrictions. Sub-adviser selection includes qualitative and quantitative analysis, with strong emphasis placed on non-quantitative factors, within a framework that reviews the sub-advisers’ people, process, philosophy and performance. In selecting sub-advisers, JPMPI will consider a variety of factors and attributes related to such sub-advisers, including, but not limited to:

●	a well-defined and articulated investment process combined with a demonstrable and sustainable investment performance;

●	specialized expertise and an appropriate level of experience;

●	flexibility to adapt to a changing market environment;

●	a strong focus on risk management;

●	appropriate levels of staffing, organizational depth and continuity of management and investment professionals;

●	a thorough understanding of the business aspects of managing the relevant investment strategies;

●	solid administrative capabilities and strong internal controls;

●	historical returns and volatility;

●	correlation of a sub-adviser’s returns to broader markets and other sub-advisers;

●	statistical peer analysis; and

●	exposure, liquidity and drawdown (change in the value of a portfolio from its high to low point) analysis.

The investment methods used by Sub-Advisers in selecting securities and other investments for the Fund varies. The allocation of the Fund’s portfolio managed by one Sub-Adviser will, under normal circumstances, differ from the allocations managed by any other Sub-Advisers of the Fund with respect to, among other things, portfolio composition, turnover, issuer capitalization and issuer financials. Because selections are made independently by each Sub-Adviser, it is possible that one or more Sub-Advisers could purchase the same security or that several Sub-Advisers may simultaneously favor the same industry or sector.

The Adviser is responsible for establishing the target allocation of the Fund’s assets to each Sub-Adviser and may adjust the target allocations at its discretion. Market performance may result in allocation drift among the Sub-Advisers of the Fund. The Adviser is also responsible for periodically reallocating the portfolio among the Sub-Advisers, the timing and degree of which will be determined by the Adviser at its discretion. Additionally, the Sub-Advisers may allocate to Sub-Sub-Advisers a portion of the assets allocated to them by the Adviser. Each Sub-Adviser independently selects the brokers and dealers to execute transactions for the portion of the Fund being managed by that Sub-Adviser.

At times, allocation adjustments among Sub-Advisers may be considered tactical with over- or under-allocations to certain Sub-Advisers based on the Adviser’s assessment of the risk and return potential of each Sub-Adviser’s strategy. Sub-Adviser allocations are also influenced by each Sub-Adviser’s historical returns and volatility, which are assessed by examining the performance of strategies managed by the Sub-Advisers in other accounts that the Adviser believes to be similar to those that will be used for the Fund.

In the event a Sub-Adviser ceases to manage an allocation of the Fund’s portfolio, the Adviser will select a replacement sub-adviser or allocate the assets among the remaining Sub-Advisers. The securities that were held in the departing Sub-Adviser’s allocation of the Fund’s portfolio may be liquidated, taking into account various factors, which may include but are not limited to the market for the security and the potential tax consequences. The Adviser may also add additional sub-advisers in order to broaden the Fund’s portfolio or capacity or as otherwise determined by the Adviser to be in the best interests of the Fund. In addition, the Adviser reserves the right to instruct Sub-Advisers as needed on certain Fund transactions and manage a portion of the Fund’s portfolio directly to temporarily manage assets as a result of a Sub-Adviser’s resignation or removal. Alternatively, from time to time, JPMPI may, for short or longer-term periods and subject to Board approval, select an interim manager to transition a portion of Fund assets from one Sub-Adviser to another, or, at the direction of JPMPI, to implement a sub-strategy. JPMPI has engaged RIIS to provide such services, as deemed necessary.

The Portfolio Managers

Investment Adviser

Richard Madigan, Managing Director and Chief Investment Officer, Jeffrey Gaffney, Managing Director and Michael Gray, Managing Director are the JPMPI portfolio managers for the Fund and are primarily responsible for establishing and monitoring the investment strategy of the Fund and monitoring the Sub-Advisers.

Mr. Madigan is the Chief Investment Officer for J.P. Morgan’s Private Bank, based in New York. In his role, he and his team (the “Private Bank CIO Team”) are responsible for the development of investment strategy, tactical and strategic asset allocation for over $400 billion (as of 12/31/21) of high net worth and institutional client assets. Mr. Madigan is chair of the Private Bank’s Global Investment Council. He brings more than 20 years of portfolio and capital market experience to the firm. Prior to his current role, Mr. Madigan was the Chief Investment Officer for J.P. Morgan’s Global Access Portfolios, where he and his team managed in excess of $16 billion in client assets across 35 countries. Before joining J.P. Morgan, Mr. Madigan held the title of Managing Director, Head of Emerging Markets Investments and Senior Portfolio Manager at Offitbank, a New York-based wealth management boutique, where he managed peak assets in excess of $1 billion in both domestic and offshore portfolios, including the firm’s flagship emerging markets mutual fund. He was also a senior member of the firm’s investment committee. Before joining Offitbank, Mr. Madigan worked for J.P. Morgan’s Investment Banking division in New York in the emerging markets securities business. He previously spent six years with Citicorp first as a banker in Mexico, and then in the firm’s international corporate finance division in New York.

Mr. Gaffney is a Managing Director and head of U.S. Multi-Asset Portfolio Management for the PB CIO Team at J.P. Morgan Private Bank, based in New York. He is responsible for managing multi-asset class portfolios for J.P. Morgan U.S. Private Bank, J.P. Morgan Advisory and Chase Wealth Management clients across a spectrum of investment objectives, risk tolerances, and liquidity constraints. In this role, Mr. Gaffney works closely with the single asset class portfolio management and Manager Solutions due diligence teams to ensure that the investment insights of the PB CIO Team are integrated into client portfolios in accordance with the team’s rigorous portfolio construction and risk management framework. Mr. Gaffney joined J.P. Morgan in 2008, and has been a member of the CIO Team at the Private Bank since 2010. He chairs the WM U.S. Regional Investment Council and is a member of the Global Investment Council. In addition to managing the multi-asset portfolios for the U.S. onshore client base including the multi-asset Six Circles completion portfolios, Mr. Gaffney also serves as a portfolio manager for several J.P. Morgan asset allocation mutual fund strategies. Mr. Gaffney holds a Bachelor of Science in Engineering (BSE) degree from Princeton University in Operations Research and Financial Engineering (ORFE). He also holds a Masters of Business Administration (MBA) from Yale University with an emphasis in Finance. During the time between his undergraduate studies and business school, Mr. Gaffney worked with Capitol Hill on public policy issues in a non-partisan capacity, on political campaigns at the local and national levels, and as a carpenter for a residential contractor focused on historic renovations and residential construction in the Boston area.

Mr. Gray is a Managing Director and the Head of Fixed Income & Credit for the J.P. Morgan Private Bank CIO Team, based in New York. He also is a member of the Global Investment Council. Mr. Gray is responsible for coordinating the Private Bank CIO Team’s research and strategy efforts across global fixed income markets. Mr. Gray joined J.P. Morgan in 2015 with more than 24 years of capital markets experience and brings substantial expertise in fixed income research and portfolio management to bear for the Private Bank CIO Team and its clients. Previously Mr. Gray was a Managing Director and member of the executive leadership team at Hartford Investment Management Company (“HIMCO”), the institutional asset management subsidiary of The Hartford Financial Services Group. During his tenure he filled several key roles including Global Head of Research, Co-Head of Third Party Portfolio Management, and Head of Investment Strategy. He also served as the Lead Portfolio Manager for over $45 billion of client assets across a range of insurance, retail, and institutional strategies and supervised portfolio teams managing an additional $30 billion. Prior to HIMCO Mr. Gray was a Managing Director and the Head of Credit Research at both Credit Suisse Asset Management and Deutsche Asset Management (New York); he also served as the Head of European Credit Research and a senior credit analyst at UBS Warburg Investment Bank in London.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and their ownership of shares of the Fund.

Sub-Advisers and Sub-Sub-Advisers

The Adviser has entered into a sub-advisory agreement with each Sub-Adviser, as amended from time to time. Additionally, certain Sub-Advisers have entered into sub-sub-advisory agreements with certain Sub-Sub-Advisers. The Adviser compensates the Fund’s Sub-Advisers out of the investment advisory fees it receives from the Fund, and each Sub-Adviser compensates any Sub-Sub-Adviser it engages. As stated above, the Adviser has contractually agreed through at least [04/30/2023] to waive any management fees that exceed the aggregate management fees the Adviser is contractually required to pay the Fund’s Sub-Advisers. Each Sub-Adviser makes investment decisions for the assets it has been allocated to manage. The Adviser oversees the Sub-Advisers for compliance with the Fund’s investment objective, policies, strategies and restrictions, and monitors each Sub-Adviser’s adherence to its investment style. The Board supervises the Adviser, the Sub-Advisers and Sub-Sub-Advisers, establishes policies that they must follow in their management activities, and oversees the hiring, termination and replacement of Sub-Advisers and Sub-Sub-Advisers recommended by the Adviser.

In rendering investment advisory services to the Fund, certain Sub-Advisers use the portfolio management, research and other resources of foreign (non-U.S.) affiliates that are not registered under the Investment Advisers Act of 1940, as amended, and provide services to the Fund through a “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser.

A discussion of the basis the Board used in approving the investment Sub-Advisory Agreements and Sub-Sub-Advisory Agreements for the Fund is available in the semiannual report for the fiscal period ended 6/30/22.

The following provides additional information about each Sub-Adviser and Sub-Sub-Adviser and the portfolio managers who are responsible for the day-to-day management of each Sub-Adviser’s and Sub-Sub-Adviser’s allocation. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and their ownership of shares of the Fund.

BlackRock and BIL – High Yield

BlackRock, located at 1 University Square Drive, Princeton, New Jersey 08540, serves as a Sub-Adviser to the Fund under a Sub-Advisory Agreement with the Adviser on behalf of the Fund. BlackRock is registered as an investment adviser with the SEC and was founded in 1988. BIL, located at Exchange Place One, 1 Semple Street, Edinburgh, EH3 8BL, United Kingdom, serves as Sub-Sub-Adviser to the Fund under a Sub-Sub-Advisory Agreement with BlackRock. BIL is registered as an investment adviser with the SEC and was organized in 1995. As of December 31, 2022, BlackRock and its affiliates had assets under management of approximately $[    ] trillion.

Portfolio Managers:

The High Yield sleeve of the Fund will be managed by the Leveraged Finance Team. Mitchell Garfin, CFA, and David Delbos are the named portfolio managers and jointly and primarily responsible for setting the Fund’s overall investment strategy.

Mitchell S. Garfin, CFA, Managing Director, is Co-Head of US Leveraged Finance within BlackRock’s Global Credit Platform. He is responsible for managing high yield strategies and also has oversight responsibility for the platform’s leveraged loan strategies. Mr. Garfin’s tenure with the firm dates back to 1997 when he joined as an Analyst. In 2005, Mr. Garfin transitioned to a portfolio management role with the investment grade credit team where he was responsible for sector positioning and trading within the commodities and basic materials sectors. Since 2007, Mr. Garfin has been a portfolio manager with the high yield credit team, and he assumed his current, senior responsibilities in 2014. Mr. Garfin currently serves as Head of the Global Credit Human Capital Committee. Mr. Garfin earned a bachelor’s degree, with distinction, in Finance from the University of Michigan in 1997 and an MBA degree in Finance and Economics from New York University in 2005.

David Delbos, Managing Director, is Co-Head of US Leveraged Finance within BlackRock’s Global Credit Platform. He is responsible for managing high yield strategies and also has oversight responsibility for the platform’s leveraged loan strategies. Mr. Delbos’ tenure with the firm dates back to 2002. He spent ten years as a credit research analyst in the US Leveraged Finance group where he was responsible for providing investment recommendations on companies in the consumer cyclicals, retail, industrials, services and packaging sectors. In 2012, Mr. Delbos transitioned to a relative value portfolio management role, also within the US Leveraged Finance group, where he looked across all industries. Additionally, Mr. Delbos worked alongside BlackRock Global Credit’s Chief Investment Officer in managing the liquid credit sleeves of several BlackRock-managed hedge funds. He assumed his current, senior responsibilities in 2014. Mr. Delbos began his career in 2000 as an analyst in the mergers & acquisitions investment banking division of Deutsche Bank Securities Inc. Mr. Delbos earned a bachelor’s degree in History from Tufts University in 2000.

BlackRock – Passive Treasury

BlackRock, located at 1 University Square Drive, Princeton, New Jersey 08540, serves as a Sub-Adviser to the Fund under a Sub-Advisory Agreement with the Adviser on behalf of the Fund. BlackRock is registered as an investment adviser with the SEC and was founded in 1988. As of December 31, 2022, BlackRock and its affiliates had assets under management of approximately $[    ] trillion.

Portfolio Managers:

Scott Radell and Joel Silva serve as the portfolio managers for the Passive Treasury sleeve of the Fund.

Mr. Radell is a Managing Director and Senior Portfolio Manager within BlackRock’s Systematic Fixed Income Portfolio Group since 2009. He previously served as Portfolio Manager of Barclays Global Investors from 2003 to 2009.

Mr. Silva is a Director and member of the North America Core Portfolio Management team within the BlackRock Global Fixed Income group, where he oversees the management of Municipal strategies as well as Canadian institutional index, active and iShares products. Mr. Silva’s service with the firm dates back to 2007, including his years with Barclays Global Investors (“BGI”), which merged with BlackRock in 2009. At BGI, Mr. Silva focused on developing and launching municipal products and strategies for both the indexed and active funds. He was also responsible for the ongoing management and trading of all municipal strategies.

Prior to joining BGI in 2007, Mr. Silva was a Managing Director with Stone & Youngberg LLC where he traded and underwrote municipal securities. Earlier in his career he held positions with American Century and Northern Trust. Mr. Silva earned a BS degree in Business Finance from California Polytechnic State University in 1989 and an MBA degree in finance from California State University, Hayward in 1992.

PGIM and PGIML

PGIM, an indirect, wholly-owned subsidiary of Prudential Financial, Inc., located at 655 Broad Street, 8th Floor, Newark, NJ 07102, serves as a Sub-Adviser to the Fund under a Sub-Advisory Agreement with the Adviser on behalf of the Fund. PGIM is registered as an investment adviser with the

SEC and was organized in 1984. As of December 31, 2021, PGIM had assets under management of approximately $1.5 trillion. PGIML, located at Grand Buildings, 1-3 Strand, Trafalgar Square, London WC2N 5HR, serves as Sub-Sub-Adviser to the Fund under a Sub-Sub-Advisory Agreement with PGIM. PGIML is registered as an investment adviser with the SEC and was established in 1999. As of December 31, 2022, PGIML had assets under management of approximately $[    ] billion.

Portfolio Managers:

Robert Cignarella, CFA, Brian Clapp, CFA, Ryan Kelly, CFA, Robert Spano, CFA, CPA and Michael Gormally serve as portfolio managers to the Fund.

Robert Cignarella, CFA, is a Managing Director and Head of U.S. High Yield for PGIM Fixed Income. Mr. Cignarella is also the co-Head of the Global High Yield Strategy. Prior to joining the Firm in 2014, Mr. Cignarella was a managing director and co-head of high yield and bank loans at Goldman Sachs Asset Management. He also held positions as a high yield portfolio manager and a high yield and investment grade credit analyst. Earlier, he was a financial analyst in the investment banking division of Salomon Brothers. Mr. Cignarella received an MBA from the University of Chicago, and a bachelor’s degree in operations research and industrial engineering from Cornell University. He holds the Chartered Financial Analyst (CFA) designation.

Brian Clapp, CFA, is a Principal and a high yield portfolio manager for PGIM Fixed Income’s U.S. High Yield Team. Mr. Clapp was previously a senior high yield credit analyst on the Credit Research team. He joined the Firm in 2006 from Muzinich & Co. While there, Mr. Clapp held several positions, including portfolio manager for a high yield bond-based hedge fund, hedge fund credit analyst, and credit analyst covering the chemical, industrial, and transportation sectors. Earlier at Triton Partners, an institutional high yield fund manager, Mr. Clapp was a credit analyst covering the metals and mining, healthcare, homebuilding, building products and transportation sectors. He received a BS in Finance from Bryant College, an MS in Computational Finance, and an MBA from Carnegie Mellon. Mr. Clapp holds the Chartered Financial Analyst (CFA) designation.

Ryan Kelly, CFA, is a Principal and lead portfolio manager for PGIM Fixed Income’s Credit Opportunities strategy. Mr. Kelly oversees special situations efforts for PGIM Fixed Income including alternative credit investments, direct lending, opportunistic capital, and restructurings. Mr. Kelly is also a senior portfolio manager for PGIM Fixed Income’s U.S. High Yield Team. Prior to his current roles, Mr. Kelly was a senior credit analyst in the Credit Research Group covering a number of leveraged finance industries and special situations investments. Mr. Kelly began his career in investment banking at Chase Manhattan Bank, where he specialized in project finance. He received a BA in Economics from Michigan State University and holds the Chartered Financial Analyst (CFA) designation.

Robert Spano, CFA, CPA, is a Principal and a high yield portfolio manager for PGIM Fixed Income’s U.S. High Yield Bond Team. Prior to assuming his current position in 2007, Mr. Spano was a high yield credit analyst for 10 years in the Credit Research Group, covering the health, lodging, consumer, gaming, restaurants and chemical industries. Earlier, he worked as an investment analyst in the Project Finance Unit of the Firm’s private placement group. Mr. Spano also held positions in the internal audit and risk management units of Prudential Securities. He received a BS in Accounting from the University of Delaware and an MBA from New York University. Mr. Spano holds the Chartered Financial Analyst (CFA) and Certified Public Accountant (CPA) designations.

Michael Gormally is a Vice President, and portfolio manager and trader for PGIM Fixed Income’s U.S. High Yield Bond Team. Previously, he was an Analyst in the Portfolio Analysis Group, where he managed a team of portfolio analysts dedicated to High Yield. He was responsible for the monitoring of daily risk and positioning, along with the implementation of portfolio management trading tools and performance attribution models. Before joining the Firm in 2014, Mr. Gormally was a credit analyst at BNY Mellon. Mr. Gormally received a BA in Economics from Johns Hopkins University and an MBA from the University of Notre Dame.

Lord Abbett

Lord Abbett, located at 90 Hudson Street, Jersey City, NJ 07302-3973, serves as a Sub-Adviser to the Fund under a Sub-Advisory Agreement with the Adviser on behalf of the Fund. Lord Abbett is registered as an investment adviser with the SEC and was founded in 1929. Lord Abbett manages approximately $[    ] billion in assets across mutual funds, institutional accounts, and separately managed accounts as of December 31, 2022.

Portfolio Managers:

Andrew H. O’Brien, Robert A. Lee, Kewjin Yuoh, Steven F. Rocco, Adam C. Castle, CFA, Harris A. Trifon, and Yoana N. Koleva, CFA, serve as portfolio managers to the Fund.

Andrew H. O’Brien, Partner and Portfolio Manager, heads the Lord Abbett portfolio management team. Mr. O’Brien joined Lord Abbett in 1998. Additional members of the Lord Abbett team are Robert A. Lee, Partner and Chief Investment Officer, Kewjin Yuoh, Partner and Portfolio Manager, Steven F. Rocco, Partner and Director of Taxable Fixed Income, Adam C. Castle, CFA, Managing Director and Portfolio Manager, Harris A. Trifon, Managing Director and Portfolio Manager, and Yoana N. Koleva, CFA, Managing Director and Portfolio Manager. Messrs. Lee, Yuoh, Rocco, Castle, Trifon, and Ms. Koleva joined Lord Abbett in 1997, 2010, 2004, 2015, 2021, and 2011, respectively. Prior to joining Lord Abbett, Mr. Trifon was formerly a Co-Head of Mortgage and Consumer Credit at Western Asset Management from 2014 to 2021. Messrs. O’Brien, Lee, Yuoh, Rocco, Castle, Trifon and Ms. Koleva are jointly and primarily responsible for the day-to-day management of the Fund’s assets which are allocated to Lord Abbett.

BlueBay

BlueBay, located at 77 Grosvenor Street, London, W1K 3JR, United Kingdom, is an English limited liability partnership domiciled in the United Kingdom and is registered as an investment adviser with the SEC and regulated and authorised by the U.K. Financial Conduct Authority, and serves as a Sub-Adviser to the Fund under a Sub-Advisory Agreement with the Adviser on behalf of the Fund. BlueBay is a wholly-owned subsidiary of Royal Bank of Canada (“RBC”) and part of the RBC asset management division, RBC Global Asset Management group of companies. BlueBay’s ultimate corporate parent, RBC, maintains control over the business through its wholly-owned subsidiary, BlueBay Asset Management (Services) Ltd, which is the corporate partner to BlueBay, the BlueBay Group’s main operating entity. BlueBay manages approximately $[     ] billion in assets across institutional accounts, mutual funds, and separately managed accounts as of December 31, 2022.

Portfolio Managers:

Justin Jewell and Rajat Mittal serve as portfolio managers to the Fund.

Justin Jewell joined BlueBay in April 2009, initially as Head of High Yield Trading, before moving into portfolio management at the beginning of 2012. Mr. Jewell is responsible for a range of strategies within Leveraged Finance and has responsibility for the wider European Leveraged Finance business. He has over 19 years’ industry experience. Prior to BlueBay Mr. Jewell spent the bulk of his career at UBS where he was Director of High Yield and Distressed Trading, and he was also previously a trader at MKM Longboat LLP. Mr. Jewell holds a BSc in Economics from the London School of Economics and Political Science.

Rajat Mittal joined BlueBay in March 2007 as a credit analyst within the Global Leveraged Finance Group before being promoted to his current role in June 2015. Prior to joining BlueBay, Mr. Mittal spent almost four years at Goldman Sachs, initially as an equity analyst in the consumer space for one year, before moving to the tactical research team where he developed quantitative equity portfolio strategies for almost three years. He holds an MBA from the Indian Institute of Management, Ahmadabad (IIM - A).

Muzinich

Muzinich, located at 450 Park Avenue, New York, New York 10022, serves as a Sub-Adviser to the Fund under a Sub-Advisory Agreement with the Adviser on behalf of the Fund. Muzinich is an institutional asset manager specializing in corporate debt investing and credit-oriented strategies. It has been registered with the SEC since 1991. As of December 31, 2022, Muzinich and its global affiliates, collectively, managed approximately $[    ] billion in assets.

Portfolio Managers:

Joseph Galzerano, Tatjana Greil-Castro, Craig Guttenplan and Ian Horn serve as portfolio managers to the Fund.

Joseph Galzerano joined Muzinich in 2010. Mr. Galzerano is a Portfolio Manager, focusing on U.S. high yield, with 35 years of corporate credit experience. Prior to joining Muzinich, he worked at Babson Capital Management where he was Managing Director and Senior Investment Analyst. Previously, he held Senior Analyst positions in high yield research at CIBC World Markets and Citicorp Securities. Mr. Galzerano earned a B.A., Epsilon Sigma Pi, cum laude, from Manhattan College, and an M.B.A. in Corporate Finance from Fordham University where he finished his degree with honor designations Phi Kappa Phi and Beta Gamma Sigma. He was formally credit trained at the Citicorp Global Institute of Finance and is a Certified Public Accountant.

Tatjana Greil-Castro joined Muzinich in 2007. Ms. Greil-Castro is a Portfolio Manager with 26 years of corporate credit experience. She is a founding member of the European Leveraged Finance Association and a member of the European Central Bank’s Bond Market Contact Group. In 2019, she was appointed as an advisor to the Dalai Lama Centre for Compassion. She is also a member of the Consultative Group for the Taskforce of Scaling Voluntary Carbon Trading. Prior to joining Muzinich, Ms. Greil-Castro worked for Metlife Investments, where she served as an Associate Director of the High Return Unit. Earlier, she worked as Senior Portfolio Manager in European high yield for Fortis Investments and as a Portfolio Manager and Credit Analyst at Legal & General Investment Management. She started her career as a high yield telecom analyst with Merrill Lynch. She has an M.Sc./B.S. in Economics from the University of Vienna, a Masters from the Kiel Institute of World Economics in Germany, and a Ph.D. from the London School of Economics & Political Science.

Craig Guttenplan joined Muzinich in 2016. Mr. Guttenplan is a Portfolio Manager, focusing on investment-grade strategies, with 18 years of corporate credit experience. He also has credit analysis responsibilities focusing on the financials industry. Prior to joining Muzinich, he was at Rogge Global Partners where he was an Analyst focusing on global financials across investment-grade and high yield. Previously, he was an Analyst at a leading independent research firm, CreditSights, where he also covered a variety of financial sectors. Mr. Guttenplan earned B.S. in Finance and International Business from New York University’s Leonard H. Stern School of Business. He also holds the Chartered Financial Analyst designation.

Ian Horn joined Muzinich in 2013. Mr. Horn is a Portfolio Manager on Muzinich’s investment-grade strategies with 10 years of corporate credit experience. He also has credit analysis responsibilities within European investment-grade, having previously covered the utilities, real estate and transportation sectors specifically. Prior to joining Muzinich, he spent 2 years at the Royal Bank of Canada in their Wealth Management division, and previously worked at Lazard and JP Morgan. Mr. Horn earned a Masters in Engineering from the University of Oxford, where he received academic awards including a scholarship from the Institution of Mechanical Engineers. He holds the Chartered Financial Analyst designation.

PIMCO

PIMCO, located at 650 Newport Center Drive, Newport Beach, California 92660, serves as a Sub-Adviser to the Fund under a Sub-Advisory Agreement with the Adviser on behalf of the Fund. PIMCO is registered as an investment adviser with the SEC and was founded in 1971. As of September 30, 2022, PIMCO had assets under management of approximately $1.35 trillion.

Portfolio Managers – Emerging Markets Debt:

Pramol Dhawan, Yacov Arnopolin and Javier Romo serve as portfolio managers for the Emerging Markets Debt sleeve.

Mr. Dhawan is a managing director and portfolio manager in the New York office and leads the emerging markets portfolio management team. He is also a co-chair of the emerging markets portfolio committee and has served as a rotating member on the firm’s Investment Committee. Prior to joining PIMCO in 2013, he was a managing director and head of emerging markets trading at Société Générale in New York. He was previously based in London, where he headed the Central and Eastern Europe emerging markets team for the firm. Additionally, he was a management consultant at Accenture. Mr. Dhawan represents PIMCO on the Emerging Markets Trade Association (EMTA) as a member of the board of directors. He has 20 years of investment experience and holds an MBA with a specialization in finance from the Anderson School of Management at the University of California, Los Angeles. He received an undergraduate degree from the University of Nottingham, England.

Mr. Arnopolin is a managing director and portfolio manager in the New York office. He is co-chair of the emerging markets portfolio committee (EMPC). Prior to joining PIMCO in 2016, he served as a managing director overseeing emerging market fixed income portfolios at Goldman Sachs Asset Management. Previously, Mr. Arnopolin worked as a portfolio manager at Fortress Investment Group. He started his career in the fixed income departments at Citigroup and Deutsche Bank, trading mortgages and emerging markets products. He has 23 years of investment experience and holds a bachelor’s degree in economics from Carnegie Mellon University. He also serves on the Board of Trustees of the Cancer Research Institute.

Mr. Romo is an executive vice president and emerging markets portfolio manager in the Newport Beach office. Mr. Romo is a founding member of PIMCO Juntos and serves on the steering committee. He is also a standing member of the emerging markets portfolio committee (EMPC). Prior to joining PIMCO in 2011, Mr. Romo was a Vice President in the emerging markets trading group at Citigroup, focusing on trading hard currency bonds and credit default swaps in Latin America. He was previously an analyst at Sandell Asset Management in New York. He also served as Vice President for Morgan Stanley, where he was a trader and a strategist for local currency, local rate and credit derivatives in emerging markets. He began his career as a civil engineer in Mexico. He has 20 years of investment and financial services experience and holds master’s degrees in financial engineering from Columbia University and civil engineering from Stanford University. He received a bachelor’s degree in civil engineering from Universidad Iberoamericana in Mexico City.

Portfolio Managers – Asia High Yield:

Stephen Chang, Abhijeet Neogy and Lucien Lu serve as portfolio managers for the Asia High Yield sleeve.

Mr. Chang is a managing director and portfolio manager in the Hong Kong office, managing Asia portfolios and developing PIMCO’s business in this space. He is also a member of the PIMCO Multicultural Global Steering Committee. Prior to joining PIMCO in 2018, he was a managing director and head of Asian fixed income for JPMorgan Asset Management, responsible for managing bond portfolios in the region and setting macro and asset allocation strategy as part of the broader emerging market debt team. Previously, Mr. Chang was a senior interest rates and derivatives trader with the Royal Bank of Scotland in Hong Kong and a global fixed income portfolio manager at Fischer Francis Trees & Watts, Inc. in New York. He has 26 years of investment experience and holds a master’s degree in management science from Stanford University and an undergraduate degree in computer science from Cornell University.

Mr. Neogy is a senior vice president and portfolio manager in the Singapore office, focusing on emerging market corporate debt. Prior to joining PIMCO in 2013, he worked in equities and derivatives trading at Barclays Capital in Hong Kong and at Bank of America Merrill Lynch in New York. He was previously an analyst with Deloitte Consulting in Washington, working with companies in the technology, insurance and bio-tech industries. He has 18 years of investment and financial services experience and holds an MBA from Columbia Business School and a bachelor’s degree from the Indian Institute of Technology.

Mr. Lu is a senior vice president and portfolio manager in the Hong Kong office, focusing on emerging market corporate debt. Prior to joining PIMCO in 2017, he was in flow credit trading at BNP Paribas in Hong Kong, specializing in Asia investment grade credit market-making. He was previously a vice president at Deutsche Bank in Singapore and Hong Kong, working in structured and then flow credit trading. He has 15 years of investment and financial services experience and holds an undergraduate degree in economics from London School of Economics and Political Science.

The Fund’s Administrator

Brown Brothers Harriman & Co. serves as the administrator (the “Administrator”) to the Fund pursuant to a written agreement (“Administration Agreement”).

The Fund’s Custodian

Brown Brothers Harriman & Co. serves as the custodian (the “Custodian”) of the assets of the Fund. The Custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Custodian will also be providing the Fund a cash management sweep service.

The Fund’s Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer and dividend disbursing agent (the “Transfer Agent”) of the Fund. As transfer agent and dividend disbursing agent, the Transfer Agent is responsible for maintaining account records and for crediting income and capital gains to shareholder accounts.

The Fund’s Distributor

Foreside Fund Services, LLC (the “Distributor”), serves as principal underwriter of the Fund’s shares pursuant to an Underwriting Agreement with the Trust. The Distributor is a registered broker-dealer and a member of the Financial Regulatory Authority, Inc. (“FINRA”). Pursuant to the terms of the Underwriting Agreement, the Distributor continuously distributes the shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of shares of the Fund. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Fund. The Distributor is not affiliated with the Trust, the Adviser, or any of their affiliates.

Investing with Six Circles Funds

The Fund is designed exclusively for investors participating in investment advisory programs or trusts (each, a “JPM Program”) managed by JPMorgan Chase Bank, N.A., J.P. Morgan Private Investments Inc. or one of their affiliates. Fund shares may only be purchased through a JPM Program by your JPM Program representative acting on your behalf. Fund shares may be purchased or redeemed on any business day. There are no specific minimum investment amounts, redemption fees, distribution fees or sales charges applicable to investing in the Fund, other than as may be applicable generally to an investor’s overall JPM Program account. For purposes of this prospectus, commingled investment vehicles advised by the Adviser or its affiliates, which are only available to clients of the Adviser or its affiliates, are considered to be participating in a JPM Program and are therefore eligible to invest in the Fund.

As a private client in a JPM Program, you will continue to pay program fees pursuant to your investment advisory agreement. To the extent your program fee is an asset-based fee based on the assets in your JPM Program advisory account, the value of Fund shares held in your JPM Program advisory account will be included in the calculation of the program fee.

Shares of the Fund have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States.

PURCHASING FUND SHARES

As stated above, Fund shares may only be purchased through a JPM Program by a JPM Program representative acting on your behalf. There are no minimum initial or subsequent investment amount requirements for the Fund. It is the responsibility of your JPM Program representative to send purchase orders to the Fund. If you discontinue participation in a JPM Program and choose to retain your Fund shares, notwithstanding the implications and risks of doing so (see below), you must hold your Fund shares through an eligible brokerage account and you will not be permitted to make new purchases into the Fund except for the reinvestment of dividends. See “Redeeming Fund Shares” below.

Purchase and redemption orders will be accepted only on days that the Fund is open for business. The Fund is open for business on each day the NYSE is open for trading. The NYSE is closed for trading on the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A purchase or redemption order received by the Fund or its intermediary prior to the close of regular trading on the NYSE (normally 4:00 p.m. ET), on a day the Fund is open for business, will be effected at that day’s NAV. The Fund will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE if the particular disruption or closure directly affects only the NYSE.

A purchase order must be supported by all appropriate documentation and information in the proper form. The Fund may refuse to honor incomplete purchase orders. To be in “proper form,” the purchase order must include the fund name, account number of either the shareholder or of the financial intermediary placing the order, and the amount of the transaction (in dollars or shares).

Share ownership is electronically recorded; therefore, no certificate will be issued.

Generally, any purchase into the Fund must be made through an eligible financial intermediary. For example, in the case of J.P. Morgan clients that hold their program accounts through a master trust, the Fund may refuse to honor purchase orders that are not made through an eligible financial intermediary (i.e., a financial intermediary with an appropriate agreement with the Fund).

Additional Information Regarding Purchases

In-Kind Purchases

The Fund may, in its absolute discretion and in limited circumstances, agree to accept securities in payment for the purchase of Fund shares, provided that such securities must: (i) meet the investment objective and policies of the Fund; (ii) be acquired by the Fund for investment and not for resale; and (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market.

Investor Identification

Federal law requires information about the identity of each investor to be verified and recorded. If an investor’s identity cannot be verified, the investor’s JPM Program account may be prohibited from investing in the Fund and any existing investment may be subject to compulsory redemption.

REDEEMING FUND SHARES

Generally, shares of the Fund may only be redeemed through a JPM Program. It is the responsibility of your JPM Program representative to send redemption orders to the Fund. However, to the extent you discontinue participation in a JPM Program and determine to retain all or a portion of your Fund shares, notwithstanding the implications and risks of doing so (see below), you may redeem any or all of your Fund shares through the broker at which you hold your Fund shares.

If the Fund or its intermediary receives a redemption order before the close of the NYSE (normally 4:00 p.m. ET or before 4:00 p.m. ET, if the NYSE closes before 4:00 p.m. ET), it will be effected at the NAV per share calculated after the redemption order is received in good order. To be in “good order,” the redemption order must comply with security requirements implemented by the Six Circles Funds’ transfer agent, to the extent applicable, or the Fund, and must include the fund name, account number of either the shareholder or the financial intermediary placing the order, and the amount of the transaction (in dollars or shares). A JPM Program or your financial intermediary may have an earlier cut off time for redemption orders. To the extent applicable, all redemption requests must be supported by valid identity authentication.

Redemption proceeds will be deposited in the investor’s JPM Program account or eligible brokerage account, as applicable. The Fund will not be responsible for interest lost on redemption amounts due to lost or misdirected mail. If the proceeds of redemption are requested to be sent to an address other than the address of record, or if the address of record has been changed within 15 days of the redemption request, the request must be in writing with the investor’s signature guaranteed.

The Fund typically expects that it will take one business day following the receipt of a redemption order in good order to pay out redemption proceeds; however, payment of redemption proceeds may take up to three business days from time to time and may take up to seven days as permitted by the Investment Company Act.

To the extent you determine to close your discretionary account with JPMorgan Chase Bank, N.A., J.P. Morgan Private Investments Inc. or one of their affiliates, we recommend that you redeem your shares in the Fund, as this Fund is specifically designed to be a completion portfolio within an overall discretionary portfolio and is not intended to be a standalone investment. Note that redeeming your Fund shares may have tax and other consequences. You should consult your own tax advisors before choosing to redeem your Fund shares. Should you, nevertheless, choose to retain your Fund shares, you must hold such shares through an eligible brokerage account. You may be charged a fee if you effect transactions through an intermediary, broker or agent. Note that the Fund’s overall performance and liquidity may be negatively affected, and additional transaction costs may be incurred by the Fund, as a result of: (i) allocation decisions made by JPM Programs to shift discretionary client assets among the Fund and other investments; and (ii) allocation decisions made by the Adviser to shift Fund assets among different investment strategies and Sub-Advisers, which may negatively affect the value of your Fund shares even if you are no longer participating in a JPM Program. Further, since the Fund is a completion portfolio designed to complement and work as part of an overall discretionary portfolio and are not intended to be a standalone investment, the Fund may underperform as a standalone investment, even in instances where the overall portfolio performs as intended.

Additional Information Regarding Redemptions

The Fund may refuse to honor incomplete redemption orders.

The Fund may suspend the ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

An investor generally will recognize a gain or loss on a redemption for federal income tax purposes. An investor should speak to their tax advisor before making a redemption.

Generally, all redemptions will be for cash. The Fund typically expects to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. On a less regular basis, the Fund may also satisfy redemption requests by drawing on a line of credit from a bank or using other short-term borrowings from its custodian. These methods may be used during both normal and stressed market conditions. Under unusual conditions that make the payment of cash unwise and for the protection of the Fund’s remaining shareholders, the Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). It is unlikely that shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to it, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities received in kind until they are sold. Under unusual conditions, a redemption in kind may include illiquid securities. You may not be able to sell such securities and may be required to hold such securities indefinitely. A redemption in-kind may also result in the distribution of securities that may not be held in your JPM Program account or eligible brokerage account due to investment restrictions or applicable legal or regulatory constraints. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. If you receive a redemption in-kind, the securities received by you may be subject to market risk and you could incur taxable gains and brokerage or other charges in converting the securities to cash. While the Fund does not routinely use redemptions in-kind, the Fund reserves the right to use redemptions in-kind to manage the impact of large redemptions on the Fund. Redemption in-kind proceeds will typically be made by delivering a pro rata amount of the Fund’s holdings that are readily marketable securities to the redeeming shareholder within seven days after the Fund’s receipt of the redemption order.

Closings, Reorganizations and Liquidations

To the extent authorized by law, the Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself, or to cease operations and liquidate at any time.

FREQUENT TRADING POLICY

Frequent purchases and redemptions of Fund shares (or “round trips”) may interfere with the efficient management of the Fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the Fund’s long-term shareholders. Nevertheless, the Board has not imposed redemption fees to discourage frequent trading or short-term trading into and out of the Fund. In reaching this conclusion, the Board took into account that: (i) shares of the Fund currently are expected to only be sold to private clients in a JPM Program; and (ii) clients in a JPM Program that invest in the Fund generally will not have discretion to make multiple round trips into and out of the Fund. For the same reasons, the Fund does not actively monitor for market timers. Although the Fund is managed in a manner that is consistent with its investment objectives, frequent trading by shareholders may disrupt its management and increase its expenses.

VALUATION

Shares are purchased at NAV per share. This is also known as the offering price. Shares are also redeemed at NAV.

The NAV per share of the Fund is equal to the value of all the assets of the Fund, minus the liabilities of the Fund, divided by the number of outstanding shares of the Fund. The following is a summary of the procedures generally used to value the Fund’s investments.

Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available; securities for which market quotations are determined not to be reliable; or, securities in which their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before the Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the Board. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. The Fund may use an independent third party or affiliated valuation service to help determine the fair value of a security or other asset. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining a Fund’s NAV.

Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Foreign equity securities are valued as of the close of trading on the stock exchange on which the security is primarily traded, or as of 4:00 p.m. ET. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4:00 p.m. ET on the day that the value of the security is determined. Generally foreign equity securities, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved pricing services. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.

Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing service or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the Statement of Additional Information.

Foreign currencies are valued based on foreign exchange rates obtained from a pricing service, using spot and forward rates available at the time the NAV of the Fund is calculated.

Shares of ETFs are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of open-end investment companies are valued at their respective NAVs.

Options (e.g., on stock indexes or equity securities) traded on U.S. equity securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes at the close of options trading on such exchanges.

Options traded on foreign exchanges or U.S. commodity exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of the Fund’s NAV.

Futures traded on U.S. and foreign exchanges are valued at the last sale price as of the close of the exchanges on the valuation date.

Non-listed over-the-counter options and futures are valued utilizing market quotations provided by approved independent third party or affiliated pricing services.

Swaps and structured notes are priced utilizing market quotations generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.

NAV is calculated at 4:00 p.m. ET each day the NYSE is open for trading. The price at which a purchase is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent the Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s shares may change on days when shares may not be purchased or redeemed.

DISTRIBUTIONS AND TAXES

For U.S. federal income tax purposes, the Fund has elected to be treated and intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders, provided that it distributes to its shareholders at least the sum of 90% of its investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses and taxable income other than net capital gains) and 90% of its net tax exempt interest income in each year. The Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

The Fund can earn income and realize capital gains. The Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

The Fund generally distributes net investment income, if any, at least monthly.

The Fund will distribute net realized capital gains, if any, at least annually. For each taxable year, the Fund will distribute substantially all of its net investment income and net realized capital gains.

Investors have the following options for distributions. Investors may:

•	reinvest all distributions in additional Fund shares;

•	take distributions of net investment income in cash and reinvest distributions of net capital gain in additional shares;

•	take distributions of net capital gain in cash and reinvest distributions of net investment income; or

•	take all distributions in cash.

If your JPM Program representative does not select an option when opening your account, we will reinvest all distributions. A shareholder whose distributions are reinvested in the Fund will be treated for U.S. federal income tax purposes as receiving the relevant distributions and using them to purchase shares.

In general, distributions of net investment income generally are taxable as ordinary income. Under certain circumstances, the portion of a distribution of net investment income that is attributable to interest on state and local bonds will be treated as an “exempt-interest dividend,” which is exempt from the regular U.S. federal income tax (although, for shareholders that are not corporations, it may be subject to U.S. federal alternative minimum tax). Dividends of net investment income that are not reported as exempt-interest dividends will be taxable as ordinary income. To the extent that a distribution exceeds the distributing Fund’s current and accumulated earnings and profits, the distribution will be treated as a tax-free return of capital to the extent of a shareholder’s adjusted basis in its shares of the Fund and as a capital gain thereafter (if the shares are held as capital assets).

Shareholders who receive social security benefits should also consult their tax advisors to determine what effect, if any, an investment in the Fund may have on the federal taxation of their benefits. Exempt-interest dividends generally are included in income for purposes of determining the amount of benefits that are taxable.

Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that the Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly reported by the Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long the shareholder has held shares in the Fund. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

If shares of the Fund are purchased just before a distribution, the investor will be subject to tax on the entire amount of the taxable distribution it receives. Distributions are taxable to the investor even if they are paid from income or gain earned by the Fund before the investor’s investment (and thus were included in the price paid for the Fund shares).

If the shares are held as capital assets, any gain resulting from the redemption or other disposition of Fund shares will be taxable as long-term or short-term gain, depending upon the investor’s holding period for the shares. Any loss arising from the redemption or other disposition of shares for which a shareholder has a holding period of six months or less will be treated for U.S. federal tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received with respect to such shares, and will be disallowed to the extent of any distributions treated as exempt-interest dividends with respect to such shares.

The Fund’s investment in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund’s yield on those securities would be decreased.

Certain Fund investments, such as investments in certain debt obligations, asset-backed securities and derivative instruments may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so.

The Fund’s transactions in futures, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses of the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

Additional Considerations for the Fund

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to the Fund and their shareholders.

The dates on which net investment income and capital gain dividends, if any, will be distributed will be available online at www.sixcirclesfunds.com.

Any investor for whom the Fund does not have a valid taxpayer identification number may be subject to backup withholding.

The Fund is not intended for non-U.S. shareholders. Any non-U.S. shareholders may be subject to U.S. tax withholding on distributions by the Fund, as discussed in the Statement of Additional Information.

Distributions by the Fund to retirement plans and other entities that qualify for tax-exempt or tax-deferred treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investment through such plans. The tax considerations described in this prospectus do not apply to such tax-exempt or tax-deferred entities or accounts. An investor should consult its tax advisor to determine the suitability of the Fund as an investment and the tax treatment of distributions.

The above is a general summary of tax implications of investing in the Fund. Because each investor’s tax consequences are unique, each investor should consult a tax advisor to see how investing in the Fund and selection of a particular cost method of accounting will affect the investor’s own tax situation.

PORTFOLIO HOLDINGS DISCLOSURE

The Fund will disclose its complete portfolio holdings schedule to the public within 60 days of the end of each fiscal quarter of the Fund. The Fund may also provide complete portfolio holdings on the Fund’s website more frequently.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

Investment Practices

The table discusses the types of investments which can be held by the Fund. In each case, the related types of risk are also listed.

INSTRUMENT	RISK TYPE

Adjustable Rate Mortgage Loans (“ARMs”): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.

Credit Interest Rate Liquidity Market Political Prepayment Valuation
Asset-Backed Securities: Securities secured by company receivables, truck and auto loans, leases and credit card receivables or other securities backed by other types of receivables or other assets.	Credit Interest Rate Liquidity Market Political Prepayment Valuation
Auction Rate Securities: Auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies.	Credit Interest Rate Liquidity Market

Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit are negotiable certificates issued by a bank for a specified period of time and earning a specified return. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.

Credit Currency Interest Rate Liquidity Market Political

Borrowings: The Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. The Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.

Credit Interest Rate Market

Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price at a future date. The Fund will sell only covered call and secured put options.

Credit Leverage Liquidity Management Market
Collateralized Loan Obligations: Securities backed by an underlying portfolio of loan obligations.	Credit Extension Interest Rate Liquidity Market Prepayment
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	Credit Currency Interest Rate Liquidity Market Political Valuation
Common Stock: Shares of ownership of a company.	Market

INSTRUMENT	RISK TYPE
Common Stock Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	Credit Market
Contracts for Difference: A privately negotiated arrangement between two parties where the return is linked to the price movement of an underlying security or stock market index.	Credit Liquidity Market Political Valuation
Convertible Securities: Bonds or preferred stock that can convert to common stock including contingent convertible securities.	Credit Currency Interest Rate Liquidity Market Political Valuation
Corporate Debt Securities: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	Credit Currency Interest Rate Liquidity Market Political Prepayment Valuation

Credit Default Swaps (“CDSs”): A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.

Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation

Custodial Receipts: The Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.

Credit Liquidity Market

Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by the Fund.

Liquidity Management Market
Distressed Investments: Investments in the obligations (e.g., bonds, loans, equity, etc.) of an issuer undergoing restructuring, bankruptcy or other financial distress.	Credit Interest Rate Leverage Liquidity Management Market Valuation
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets which may be undergoing significant evolution and rapid development.	Currency Foreign Investment

Exchange-Traded Funds (“ETFs”): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad-based, sector or international index. ETFs include a wide range of investments.

Investment Company Market

INSTRUMENT	RISK TYPE

Foreign Currency Transactions: Strategies used to hedge against currency risks, for other risk management purposes or to increase income or gain to the Fund. These strategies may consist of use of any of the following: options on currencies, currency futures, options on such futures, forward foreign currency transactions (including non-deliverable forwards), forward rate agreements and currency swaps, caps and floors.

Credit Currency Foreign Investment Leverage Liquidity Management Market Prepayment

Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and American Depositary Securities.

Foreign Investment Liquidity Market Political Prepayment Valuation

High Yield/High Risk Securities/Junk Bonds: Securities that are generally rated below investment grade by the primary rating agencies or are unrated but deemed by the Fund’s adviser to be of comparable quality.

Credit Currency High Yield Securities Interest Rate Liquidity Market Political Portfolio Quality Valuation

Inflation-Linked Debt Securities: Includes fixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.

Credit Currency Interest Rate Political
Initial Public Offerings (“IPOs”): A transaction in which a previously private company makes its first sale of stock to the public.	Market

Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.

Credit Leverage Market

Investment Company Securities: Shares of other investment companies, including money market funds for which the adviser and/or its affiliates serve as investment adviser or administrator. The adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law or by contract.

Investment Company Market
Loan Assignments and Participations: Assignments of, or participations in, all or a portion of loans to corporations or to governments, including governments of less developed countries.	Credit Currency Extension Foreign Investment Interest Rate Liquidity Market Political Prepayment
Master Limited Partnerships (“MLPs”): Limited partnerships that are publicly traded on a securities exchange.	Market
Mortgages (Directly Held): Debt instruments secured by real property.	Credit Environmental Extension Interest Rate Liquidity Market Natural Event Political Prepayment Valuation

INSTRUMENT	RISK TYPE

Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBSs”) and other asset-backed structures.

Credit Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment Tax Valuation

Mortgage Dollar Rolls: A transaction in which the Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.

Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment

Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include, among others, private activity bonds and industrial development bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.

Credit Interest Rate Market Natural Event Political Prepayment Tax Valuation
New Financial Products: New options and futures and other financial products continue to be developed and the Fund may invest in such options, contracts and products.	Credit Liquidity Management Market
Obligations of Supranational Agencies: Obligations which are chartered to promote economic development and are supported by various governments and governmental agencies.	Credit Foreign Investment Liquidity Political Valuation

Options and Futures Transactions: The Fund may purchase and sell (a) exchange-traded and over-the-counter put and call options on securities, indexes of securities and futures on securities and indexes of securities, and (b) futures on securities and indexes of securities.

Credit Leverage Liquidity Management Market
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	Market

Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, as amended (the “1933 Act”) such as privately-placed commercial paper and Rule 144A securities.

Liquidity Market Valuation
Real Estate Investment Trusts (“REITs”): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	Credit Interest Rate Liquidity Management Market Political Prepayment Tax Valuation

INSTRUMENT	RISK TYPE
Regulation S Securities: Securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the SEC pursuant to Regulation S under the 1933 Act.	Credit Currency Foreign Investment High Yield Securities Interest Rate Liquidity Management Market Political Portfolio Quality Restricted Securities Valuation
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	Credit Liquidity Market
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as borrowing by the Fund.	Credit Liquidity Market

Securities Issued in Connection with Reorganizations and Corporate Restructurings: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.

Market
Securities Lending: The lending of up to 33-1/3% of the Fund’s total assets. In return, the Fund will receive cash, other securities, and/or letters of credit as collateral.	Credit Leverage Market
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (“GICs”) and Bank Investment Contracts (“BICs”).	Credit Liquidity Market
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	Credit Foreign Investment Liquidity Political Valuation

Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include Interest-Only (“IO”) and Principal-Only (“PO”) securities issued outside a Real Estate Mortgage Investment Conduit (“REMIC”) or collateralized mortgage obligation structure.

Credit Liquidity Market Political Prepayment Valuation

Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.

Credit Foreign Investment Liquidity Management Market Valuation
Subsidiary: A wholly-owned subsidiary of the Fund through which the Fund seeks to purchase certain newly-issued Regulation S securities.	Credit Currency Foreign Investment High Yield Securities Interest Rate Liquidity Management Market Political Portfolio Quality Restricted Securities Valuation

INSTRUMENT	RISK TYPE

Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. The Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.

Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation

Synthetic Variable Rate Instruments: Instruments that generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.

Credit Liquidity Market
Temporary Defensive Positions: To respond to unusual circumstances the Fund may invest in cash and cash equivalents for temporary defensive purposes.	Credit Interest Rate Liquidity Market

Treasury Receipts: The Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”).

Market

Trust Preferreds: Securities with characteristics of both subordinated debt and preferred stock. Trust preferreds are generally long term securities that make periodic fixed or variable interest payments.

Credit Currency Interest Rate Liquidity Market Political Valuation

U.S. Government Agency Securities: Securities issued or guaranteed by agencies and instrumentalities of the U.S. government. These include all types of securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, including funding notes, subordinated benchmark notes, CMOs and REMICs.

Credit Government Securities Interest Rate Market

U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Coupons Under Book-Entry Safekeeping (“CUBES”).

Interest Rate Market

Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other frequency and which may be payable to the Fund on demand or at the expiration of a specified term.

Credit Liquidity Market Valuation
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	Credit Leverage Liquidity Market Valuation

Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.

Credit Currency Interest Rate Liquidity Market Political Valuation Zero-Coupon Bond

Risk related to certain investments held by the Fund:

Credit risk. The risk that a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

Currency risk. The risk that currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

Environmental risk. The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

Extension risk. The risk that a rise in interest rates will extend the life of a debt security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

Foreign investment risk. The risk associated with higher transaction costs, delayed settlements, currency controls, adverse economic developments, and exchange rate volatility. These risks are increased in emerging markets.

Government securities risk. U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Circumstances could arise that would prevent the payment of interest or principal. Securities issued or guaranteed by certain U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support.

High yield securities risk. The risk that the Fund may invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Fund’s investments and the Fund’s net asset value may be volatile. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Interest rate risk. The risk that a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

Investment company risk. If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

Leverage risk. The risk that gains or losses will be disproportionately higher than the amount invested.

Liquidity risk. The risk that the holder may not be able to sell the security at the time or price it desires.

Management risk. The risk that a strategy used by the Fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

Market risk. The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

Natural event risk. The risk that a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

Political risk. The risk that governmental policies or other political actions will negatively impact the value of the investment.

Portfolio quality risk. The risks associated with below investment grade securities including greater risk of default, greater sensitivity to interest rates and economic changes, potential valuation difficulties, and sudden and unexpected changes in credit quality.

Prepayment risk. The risk that declining interest rates or other factors will result in unexpected prepayments, causing the value of the investment to fall.

Restricted securities risk. The Fund may be unable to sell a restricted security on short notice or may be able to sell them only at a price below current value. It may be more difficult to determine a market value for a restricted security. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss.

Tax risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

Valuation risk. The risk that the estimated value of a security does not match the actual amount that can be realized if the security is sold.

Zero-Coupon Bond risk. The risk that the market value of a zero-coupon bond is generally more volatile than the market value of other fixed income securities with similar maturities that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon bond accrue a portion of the discount at which the bond was purchased as taxable income each year, even though the holder receives no interest payment on the bond during the year. The Fund must distribute substantially all of its net income (including non-cash income attributable to zero-coupon bonds) to its shareholders each year to maintain its status as a regulated investment company and to eliminate tax at the Fund level. Accordingly, such accrued discount must be taken into account in determining the amount of taxable distributions to shareholders. The Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy such distribution requirements. These actions may reduce the assets to which the Fund’s expenses could otherwise be allocated and may reduce the Fund’s rate of return.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

[Financial Highlights to be added]

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMIANNUAL REPORTS

Our annual and semiannual reports contain more information about the Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

Investors can get a free copy of these documents and other information, or ask us any questions, by contacting your J.P. Morgan representative, by calling us collect at 1-212-464-2070 or by writing to:

Investors can contact their JPM Programs directly for more information. Investors can also find information, including the SAI and annual and semiannual reports, online at www.sixcirclesfunds.com.

J.P. Morgan is committed to making our products and services accessible to meet the financial services needs of all our clients. If you are a person with a disability and need additional support accessing this material, please contact your J.P. Morgan team or email us at accessibility.support@jpmorgan.com for assistance.

Reports, a copy of the SAI and other information about the Fund are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address:

publicinfo@sec.gov

Investment Company Act File No. for the Fund is 811-23325.

Six Circles Funds

c/o J.P. Morgan Private Investments Inc.

383 Madison Avenue

New York, NY 10179

©JPMorgan Chase & Co. 2023. All rights reserved. [            ], 2023.

PRO-6CMAP-2023-1

Six Circles® Funds

STATEMENT OF ADDITIONAL INFORMATION

PART I

[            ], 2023

Fund Name	Ticker
Six Circles Credit Opportunities Fund (the “Fund”)	CRDOX

This Statement of Additional Information (“SAI”) is not a prospectus but contains additional information which should be read in conjunction with the prospectus for the Fund dated [            ], 2023, as supplemented from time to time (the “Prospectus”). Additionally, this SAI incorporates by reference the audited financial statements included in the annual shareholder report relating to the Fund dated [December 31, 2022] (the “Financial Statements”). The Prospectus and Financial Statements, including the Independent Registered Public Accounting Firm’s report, are available without charge upon request by contacting Foreside Fund Services, LLC (the “Distributor”), the Fund’s distributor, at Three Canal Plaza, Suite 100, Portland, ME 04101.

This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to the Fund. Part II of this SAI contains information that generally applies to the Six Circles Funds.

For more information about the Fund, simply contact your J.P. Morgan representative, write or call:

Six Circles Trust

c/o J.P. Morgan Private Investments Inc.

383 Madison Avenue

New York, NY 10179

1-212-464-2070

PART I

PLEASE SEE PART II OF THIS SAI FOR ITS TABLE OF CONTENTS

GENERAL

The Trust and the Fund

The Fund is a series of Six Circles Trust, an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 8, 2017, pursuant to a Declaration of Trust dated November 8, 2017, as amended and restated on June 12, 2018, and further amended to add fund series on September 21, 2018, November 19, 2019 and April 13, 2020.

Share Classes

Currently, the Fund offers one class of shares.

Miscellaneous

This SAI describes the financial history, investment strategies and policies, management and operation of the Fund in order to enable investors to select the Fund which best suit their needs.

This SAI provides additional information with respect to the Fund and should be read in conjunction with the Fund’s current Prospectus. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Fund’s executive offices are located at 383 Madison Avenue, New York, NY 10179.

This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to the Fund. Part II of this SAI contains information that generally applies to the Six Circles Funds. Throughout this SAI, Six Circles Trust is referred to as the “Trust.” The Trust’s Board of Trustees is referred to herein as the “Board of Trustees” or the “Board” and each trustee or director is referred to as a “Trustee.”

The Fund is advised by J.P. Morgan Private Investments Inc. (“JPMPI”) and sub-advised by one or more of the following sub-advisers and sub-sub-advisers: BlackRock Investment Management, LLC (“BlackRock”), Pacific Investment Management Company LLC (“PIMCO”), PGIM, Inc. (“PGIM”), Lord, Abbett & Co. LLC (“Lord Abbett”), BlueBay Asset Management LLP (“BlueBay”), Muzinich & Co., Inc. (“Muzinich”), Russell Investments Implementation Services, LLC (“RIIS”), BlackRock International Limited (“BIL”), and PGIM Limited (“PGIML”). JPMPI is also referred to herein as the “Adviser.” BlackRock, PIMCO, PGIM, Lord Abbett, BlueBay, Muzinich and RIIS are also referred to herein as the “Sub-Advisers” and, individually, as a “Sub-Adviser.” BIL, and PGIML are also referred to herein as the “Sub-Sub-Advisers” and, individually, as a “Sub-Sub-Adviser.” Certain references herein to the Adviser may also include a Sub-Adviser, as the context requires. Additionally, certain references herein to a Sub-Adviser may also include a Sub-Sub-Adviser, as the context requires.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A. (“JPMorgan Chase Bank”), an affiliate of the Adviser, or any other bank. Shares of the Fund are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in the Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

The Adviser, with respect to the Fund, has filed a notice of eligibility with the National Futures Association (“NFA”) claiming an exclusion from the definition of the term Commodity Pool Operator (“CPO”) with respect to the Fund’s operations. Therefore, the Fund and the Adviser with respect to the Fund are not subject to registration or regulation as a commodity pool or CPO under the Commodity Exchange Act, as amended. Changes to the Fund’s investment strategies or investments may cause the Fund to lose the benefits of this exclusion and may trigger additional Commodity Futures Trading Commission requirements. If the Adviser or the Fund becomes subject to these requirements, as well as related NFA rules, the Fund may incur additional compliance and other expenses.

INVESTMENT POLICIES

The following investment policies have been adopted by the Trust with respect to the Fund. The investment policies listed below under the heading “Fundamental Investment Policies” are “fundamental” policies which, under the Investment Company Act of 1940, as amended (the “1940 Act”), may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as such term is defined in the “Additional Information” section in Part II of this SAI. All other investment policies of the Fund (including its investment objective) are non-fundamental, unless otherwise designated in the Prospectus or herein, and may be changed by the Trustees of the Fund without shareholder approval.

Except for the restrictions on borrowings set forth below, the percentage limitations contained in the policies below apply at the time of purchase of the securities. If a percentage or rating restriction on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in a Prospectus is adhered to at the time of investment, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. With respect to each fundamental investment policy regarding borrowing, the 1940 Act generally limits the Fund’s ability to borrow money on a non-temporary basis if such

Part I – 1

borrowings constitute “senior securities.” As noted in “Investment Strategies and Policies — Miscellaneous Investment Strategies and Risks — Borrowings” in Part II of this SAI, in addition to temporary borrowing, the Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the U.S. Securities and Exchange Commission (“SEC”) may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.

Pursuant to Rule 22e-4 under the 1940 Act, the Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. The Adviser has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4, and the Board has approved the designation of the Six Circles Funds Liquidity Risk Forum to administer the Fund’s liquidity risk management program and related procedures. The limits on the Fund’s investments in illiquid investments are applied as of the date the Fund purchases an illiquid investment. It is possible that the Fund’s holdings of illiquid investments could exceed such a limitation, for example as a result of market developments or redemptions. In such instances, the Fund must take steps to bring its illiquid investments to or below the limitation threshold within a reasonable period of time.

For purposes of fundamental investment policies regarding industry concentration, “to concentrate” generally means to invest more than 25% of the Fund’s total assets, taken at market value at the time of investment. Fundamental investment policies regarding industry concentration do not apply to securities issued or guaranteed as to principal or interest by the U.S. government, any state or territory of the United States, its agencies, instrumentalities, or political subdivisions, or repurchase agreements secured thereby, and futures and options transactions issued or guaranteed by any of the foregoing. Additionally, for the purposes of this restriction: (i) an investment in a loan participation will be considered to be an investment in the securities or obligations of the issuer of the loan to which the participation relates; and (ii) an investment in a repurchase agreement, reverse repurchase agreement, collateralized loan obligation, collateralized bond obligation, collateralized debt obligation or a swap or other derivative will be considered to be an investment in the industry (if any) of the underlying or reference security, instrument or asset.

For purposes of fundamental investment policies regarding industry concentration, the issuer of a security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal and interest on the security. Fundamental investment policies regarding industry concentration will be interpreted to give broad authority to the Adviser as to how to classify issuers within or among groups of industries, industries or sub-industries. When identifying sectors, industry groups, industries or sub-industries for purposes of the Fund’s concentration policy, the Adviser may rely upon available industry and sub-industry classifications, including but not limited to the classifications set forth in the Directory of Companies Filing Annual Reports with the SEC. For purposes of the Fund’s concentration policy, the Adviser may classify and re-classify companies in a particular industry or sub-industry and define and re-define industries and sub-industries in any reasonable manner, consistent with SEC guidance. Accordingly, the composition of an industry or group of industries may change from time to time.

The Fund has an 80% investment policy which is described in the Prospectus. In calculating assets for purposes of the Fund’s 80% investment policy, assets are net assets plus the amount of any borrowings for investment purposes. This policy may be changed by the Board of Trustees without shareholder approval. However, the Fund will provide shareholders with written notice at least 60 days prior to a change in its 80% investment policy.

The Fund may pursue its investment objective by investing in Six Circles Credit Opportunities Fund (Cayman) Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by JPMPI and sub-advised by PIMCO, and will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund. The Fund and the Subsidiary will test for compliance with investment restrictions on a consolidated basis. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The investments held by the Subsidiary are generally similar to those held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. See “Investment Strategies and Policies—Investments in the Subsidiary” in Part II of this SAI for a more detailed discussion of the Subsidiary.

Fundamental Investment Policies.

The Fund:

(1)	May not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;

(2)	May not borrow money, except to the extent permitted by applicable law;

(3)

May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the Securities Act of 1933, as amended;

(4)

May not purchase or sell commodities or commodity contracts except as may be permitted by the 1940 Act or unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures

Part I – 2

(including futures on indexes of securities, interest rates and currencies), options on financial futures (including futures on indexes of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments including derivatives related to physical commodities or investments in exchange-traded funds, investment companies and pooled investment vehicles that invest in commodities or commodity futures including those structured as grantor trusts;

(5)	May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may:

(a)	invest in securities or other instruments directly or indirectly secured by real estate, and

(b)	invest in securities or other instruments issued by issuers that invest in real estate; and

(6)	May make loans to other persons, in accordance with the Fund’s investment objective and policies and to the extent permitted by applicable law.

Fundamental investment policies (1) and (2) shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC. Generally, the 1940 Act limits the Fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities.” As noted in “Investment Strategies and Policies — Miscellaneous Investment Strategies and Risks — Borrowings” in Part II of this SAI, in addition to temporary borrowing, the Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%. The Fund may also borrow money or engage in economically similar transactions if those transactions do not constitute “senior securities” under the 1940 Act. Under current pronouncements, certain Fund positions (e.g., reverse repurchase agreements) are excluded from the definition of “senior security” so long as the Fund maintains adequate cover, segregation of assets or otherwise. Similarly, a short sale will not be considered a senior security if the Fund takes certain steps contemplated by SEC staff pronouncements, such as ensuring the short sale transaction is adequately covered.

In addition, the Fund:

●

Except as otherwise permitted by the SEC, may not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry.

Non-Fundamental Investment Policies.

The investment policies described below are non-fundamental policies of the Fund and may be changed by the Board of Trustees without shareholder approval, subject to 1940 Act limitations.

The Fund may not acquire any illiquid securities, including repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund’s net assets would be in investments which are deemed to be illiquid; certain securities that are restricted as to resale may nonetheless be resold by the Fund in accordance with Rule 144A under the Securities Act of 1933. Such securities may be determined by the Adviser or Sub-Advisers to be liquid for purposes of compliance with the limitation on the Fund’s investment in illiquid securities.

For purposes of investment policies and restrictions other than the policy of the Fund to invest at least 80% of its net assets (plus borrowings) in fixed income, debt or credit instruments and other related instruments with similar economic characteristics, the Fund may value derivative instruments at market value, notional value or full exposure value (i.e., the sum of the notional amount for the contract plus the market value), or any combination of the foregoing (e.g., notional value for purposes of calculating the numerator and market value for purposes of calculating the denominator for compliance with a particular policy or restriction). For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or less than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

INVESTMENT PRACTICES

The Fund invests in a variety of securities and employ a number of investment techniques. What follows is a list of some of the securities and techniques which may be utilized by the Fund. The Fund may invest in other securities or use new investment techniques at any time in the Adviser’s discretion. For a more complete discussion, see the “Investment Strategies and Policies” section in Part II of this SAI.

Part I – 3

Instrument	Part II Section Reference
Adjustable Rate Mortgage Loans (“ARMs”): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.	Mortgage-Related Securities
Asset-Backed Securities: Securities secured by company receivables, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets.	Asset-Backed Securities
Auction Rate Securities: Auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies.	Auction Rate Securities
Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit are negotiable certificates issued by a bank for a specified period of time and earning a specified return. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.	Bank Obligations
Borrowings: The Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. The Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.	Miscellaneous Investment Strategies and Risks
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price at a future date. The Fund will sell only covered call and secured put options.	Options and Futures Transactions
Collateralized Loan Obligations: Securities backed by an underlying portfolio of loan obligations.	Asset-Backed Securities
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	Commercial Paper
Common Stock: Shares of ownership of a company.	Equity Securities, Warrants and Rights
Common Stock Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	Equity Securities, Warrants and Rights
Contracts for Difference: A privately negotiated arrangement between two parties where the return is linked to the price movement of an underlying security or stock market index.	Swaps and Related Swap Products
Convertible Securities: Bonds or preferred stock that can convert to common stock including contingent convertible securities.	Convertible Securities
Corporate Debt Securities: May include bonds and other debt securities (including high yield securities) of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	Debt Instruments
Credit Default Swaps (“CDSs”): A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.	Swaps and Related Swap Products
Custodial Receipts: The Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.	Custodial Receipts

Part I – 4

Instrument	Part II Section Reference
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by the Fund.	Demand Features
Distressed Investments: Investments in the obligations (e.g., bonds, loans, equity, etc.) of an issuer undergoing restructuring, bankruptcy or other financial distress.	Debt Instruments
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets which may be undergoing significant evolution and rapid development.	Foreign Investments (including Foreign Currencies)
Exchange-Traded Funds (“ETFs”): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad-based, sector or international index. ETFs include a wide range of investments.	Investment Company Securities and Exchange-Traded Funds
Foreign Currency Transactions: Strategies used to hedge against currency risks, for other risk management purposes or to increase income or gain to the Fund. These strategies may consist of use of any of the following: options on currencies, currency futures, options on such futures, forward foreign currency transactions (including non-deliverable forwards), forward rate agreements and currency swaps, caps and floors.	Foreign Investments (including Foreign Currencies)
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and American Depositary Securities.	Foreign Investments (including Foreign Currencies)
High Yield/High Risk Securities/Junk Bonds: Securities that are generally rated below investment grade by the primary rating agencies or are unrated but deemed by the Fund’s Adviser to be of comparable quality.	Debt Instruments
Inflation-Linked Debt Securities: Includes fixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.	Debt Instruments
Initial Public Offerings (“IPOs”): A transaction in which a previously private company makes its first sale of stock to the public.	Equity Securities, Warrants and Rights
Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.	Inverse Floating and Interest Rate Caps
Investment Company Securities: Shares of other investment companies, including money market funds for which the adviser and/or its affiliates serve as investment adviser or administrator. The adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law or by contract.	Investment Company Securities and Exchange-Traded Funds
Loan Assignments and Participations: Assignments of, or participations in, all or a portion of loans to corporations or to governments, including governments of less developed countries.	Loans
Master Limited Partnerships (“MLPs”): Limited partnerships that are publicly traded on a securities exchange.	Miscellaneous Investment Strategies and Risks
Mortgages (Directly Held): Debt instruments secured by real property.	Mortgage-Related Securities
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans, such as collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBSs”) and other asset-backed structures.	Mortgage-Related Securities
Mortgage Dollar Rolls: A transaction in which the Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.	Mortgage-Related Securities

Part I – 5

Instrument	Part II Section Reference
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include, among others, private activity bonds and industrial development bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.	Municipal Securities
New Financial Products: New options and futures and other financial products continue to be developed and the Fund may invest in such options, contracts and products.	Miscellaneous Investment Strategies and Risks
Obligations of Supranational Agencies: Obligations which are chartered to promote economic development and are supported by various governments and governmental agencies.	Foreign Investments (including Foreign Currencies)
Options and Futures Transactions: The Fund may purchase and sell (a) exchange-traded and over-the-counter put and call options on securities, indexes of securities and futures on securities and indexes of securities, and (b) futures on securities and indexes of securities.	Options and Futures Transactions
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	Equity Securities, Warrants and Rights
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, as amended (the “1933 Act”) such as privately-placed commercial paper and Rule 144A securities.	Miscellaneous Investment Strategies and Risks
Real Estate Investment Trusts (“REITs”): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	Real Estate Investment Trusts
Regulation S Securities: Securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the SEC pursuant to Regulation S under the 1933 Act.	Regulation S Securities
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	Repurchase Agreements
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as borrowing by the Fund.	Reverse Repurchase Agreements
Securities Issued in Connection with Reorganizations and Corporate Restructurings: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.	Miscellaneous Investment Strategies and Risks
Securities Lending: The lending of up to 33 1⁄3% of the Fund’s total assets. In return, the Fund will receive cash, other securities, and/or letters of credit as collateral.	Securities Lending
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (“GICs”) and Bank Investment Contracts (“BICs”).	Short-Term Funding Agreements
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	Foreign Investments (including Foreign Currencies)
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include Interest-Only (“IO”) and Principal-Only (“PO”) securities issued outside a Real Estate Mortgage Investment Conduit (“REMIC”) or collateralized mortgage obligation structure.	Mortgage-Related Securities
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.	Structured Investments

Part I – 6

Instrument	Part II Section Reference
Subsidiary: A wholly-owned subsidiary of the Fund through which the Fund seeks to purchase certain newly-issued Regulation S securities.	Investments in the Subsidiary
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. The Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.	Structured Investments
Synthetic Variable Rate Instruments: Instruments that generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.	Swaps and Related Swap Products
Temporary Defensive Positions: To respond to unusual circumstances the Fund may invest in cash and cash equivalents for temporary defensive purposes.	Miscellaneous Investment Strategies and Risks
Treasury Receipts: The Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”).	Treasury Receipts
Trust Preferreds: Securities with characteristics of both subordinated debt and preferred stock. Trust preferreds are generally long term securities that make periodic fixed or variable interest payments.	Trust Preferred Securities
U.S. Government Agency Securities: Securities issued or guaranteed by agencies and instrumentalities of the U.S. government. These include all types of securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), including funding notes, subordinated benchmark notes, CMOs and REMICs.	Mortgage-Related Securities
U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Coupons Under Book-Entry Safekeeping (“CUBES”).	U.S. Government Obligations
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other frequency and which may be payable to the Fund on demand or at the expiration of a specified term.	Debt Instruments
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	When-Issued Securities, Delayed Delivery Securities and Forward Commitments
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.	Debt Instruments

DIVERSIFICATION

Six Circles Trust is a registered management investment company and the Fund is a non-diversified fund of Six Circles Trust. For a more complete discussion, see the “Diversification” section in Part II of this SAI.

Part I – 7

PORTFOLIO TURNOVER

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of the Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser and the Sub-Advisers intend to manage the Fund’s assets by buying and selling securities to help attain its investment objective. The Fund may engage in active and frequent trading of portfolio securities in seeking to achieve its investment objective. The Fund will not consider portfolio turnover rate as a limiting factor in making investment decisions. Portfolio turnover rates may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemptions of the Fund’s shares as well as by requirements that enable the Fund to receive favorable tax treatment.

A portfolio turnover rate of 100% indicates that the equivalent of all of the Fund’s assets have been sold and reinvested in a year. Certain practices that may be employed by the Fund could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality purchased at approximately the same time to take advantage of what the Adviser or a Sub-Adviser believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities. High portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. High portfolio turnover also results in higher transaction costs. To the extent that net short-term capital gains are realized by the Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. For a more complete discussion, see the “Distributions and Tax Matters” section in Part II of this SAI.

The table below sets forth the Fund’s portfolio turnover rate for the years indicated:

	Portfolio Turnover Rate for Fiscal Year Ended December 31,
Fund	2021	2022
Credit Opportunities Fund	51.33%	[ ]%

TRUSTEES

Ownership of Securities

The Trustees of Six Circles Trust do not beneficially own any equity securities of the Fund, since the Trustees are not technically eligible investors.

As of the date hereof, none of the Trustees who are not “interested persons” (as defined by the 1940 Act) of the Fund (the “Independent Trustees”) or their immediate family members owned securities of the Adviser or the Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

Trustee Compensation

As of January 1, 2022, the Fund Complex1, which includes all of the Funds in the Six Circles Trust and several additional registered funds that are also overseen by the Trustees, will collectively pay each Trustee who is not an employee of J.P. Morgan or its affiliated entities an annual base fee of $230,000 (with any new Trustee receiving a pro rata portion of the base fee depending on when each became a Trustee). The Fund Complex will pay the Audit Committee chair $25,000 annually in addition to his base fee and the Lead Independent Trustee $40,000 annually in addition to his base fee. This aggregated compensation is allocated among each fund in the Fund Complex in the following manner: (i) a fixed allocation of $20,000 per fund; and (ii) the remaining portion of the aggregate compensation allocated ratably by net assets among funds.

Part I – 8

Trustee aggregate compensation paid by the Fund and the Six Circles Funds Complex for the fiscal year ended December 31, 2022, is set forth below:

Name of Trustee	Credit Opportunities Fund	Total Compensation Paid From Fund Complex(1)
Independent Trustees
Lisa M. Borders	$[ ]	$[ ]
James P. Donovan	$[ ]	$[ ]
Kevin Klingert(2)	$[ ]	$[ ]
Neil Medugno	$[ ]	$[ ]
Lauren K. Stack	$[ ]	$[ ]

(1)

A Fund Complex means two or more registered investment companies that: (i) hold themselves out to investors as related companies for purposes of investment and investor services; or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The Fund Complex for which the Board of Trustees serves currently includes three registered investment companies (11 funds).

(2)	Mr. Klingert resigned from the Board of Trustees effective April 7, 2021. Mr. Klingert was re-appointed to the Board of Trustees on December 6, 2022.

INVESTMENT ADVISER, SUB-ADVISERS AND SUB-SUB-ADVISERS

Investment Advisory Fees

The table below sets forth the investment advisory fees paid by the Fund to the Adviser, with respect to the fiscal years indicated:

	Fiscal Year Ended 12/31/20		Fiscal Year Ended 12/31/21		Fiscal Year Ended 12/31/22
Fund	Paid	Waived	Paid	Waived	Paid	Waived
Credit Opportunities Fund*	1,090,000	757,000	23,363,000	17,323,000	[ ]	[ ]
*	Commenced operations on August 19, 2020

The Adviser has contractually agreed to waive its management fees to the extent management fees to be paid to the Adviser exceed the management fees the Adviser or the Fund is required to pay the Fund’s Sub-Advisers.

The Fund may pursue its investment objective by investing in the Subsidiary. The Subsidiary has entered into a separate contract with JPMPI whereby JPMPI provides investment advisory services to the Subsidiary (the “Subsidiary Advisory Agreement”). In recognition of the fact that JPMPI receives compensation from the Fund under its investment advisory agreement with the Fund, JPMPI receives no additional compensation from the Subsidiary for the services rendered pursuant to the Subsidiary Advisory Agreement.

Sub-Advisers and Sub-Sub-Advisers

BlackRock, PGIM, Lord Abbett, BlueBay, Muzinich and PIMCO serve as Sub-Advisers to the Fund. BIL and PGIML serve as Sub-Sub-Advisers to the Fund. Each of BlackRock, PIMCO, PGIM, BIL, PGIML, Lord Abbett, BlueBay and Muzinich is independent of the Adviser. All Sub-Advisers discharge their responsibilities subject to the policies of the Trustees and the supervision of the Adviser. The Sub-Advisers are each paid a monthly fee equal to a percentage of the daily net assets of the Fund allocated to each Sub-Adviser, respectively. The Sub-Sub-Advisers are each paid a fee from the Sub-Adviser that it has entered into a sub-sub-advisory agreement with.

The table below sets forth the sub-advisory fees paid by JPMPI or the Fund to the Sub-Advisers with respect to the fiscal years indicated:

Fund	Fiscal Year Ended 12/31/20	Fiscal Year Ended 12/31/21	Fiscal Year Ended 12/31/22
Credit Opportunities Fund*	333,000	6,040,000	[ ]
*	Commenced operations on August 19, 2020

The Fund may pursue its investment objective by investing in the Subsidiary. JPMPI has entered into a separate contract with PIMCO whereby PIMCO provides investment sub-advisory services to the Subsidiary (the “Subsidiary Sub-Advisory Agreement”). In recognition of the fact that PIMCO receives compensation from JPMPI for providing investment sub-advisory services for the Fund under its investment sub-advisory agreement with JPMPI, PIMCO receives no additional compensation from JPMPI for the services rendered pursuant to the Subsidiary Sub-Advisory Agreement.

In rendering investment advisory services to the Fund, certain Sub-Advisers use the portfolio management, research and other resources of foreign (non-U.S.) affiliates that are not registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). One or more employees of such foreign affiliates may provide services to the Fund through “participating affiliate” arrangements, as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser. Under the participating affiliate arrangements, the foreign affiliates are considered Participating Affiliates of the affiliated Sub-Advisers, and the foreign affiliates and their employees are considered “associated persons” of the affiliated Sub-Advisers (as that term is defined in the Advisers Act) and investment professionals from the foreign affiliates may render portfolio management, research and other services to the Fund, subject to the supervision of the affiliated Sub-Advisers.

Part I – 9

For a more complete discussion, see the “Investment Adviser, Sub-Advisers and Sub-Sub-Advisers” section in Part II of this SAI.

PORTFOLIO MANAGERS

Portfolio Managers’ Other Accounts Managed†

Adviser

The following table shows information regarding all of the other accounts managed by each portfolio manager of the Adviser for which advisory fees are not based on performance as of [December 31, 2022]:

Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
Portfolio Managers	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)
Richard Madigan	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Jeffrey Gaffney	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Michael Gray	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

The following table shows information on the other accounts managed by each portfolio manager of the Adviser that have advisory fees wholly or partly based on performance as of [December 31, 2022]:

Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)
Richard Madigan	-	-	-	-	-	-
Jeffrey Gaffney	-	-	-	-	-	-
Michael Gray	-	-	-	-	-	-

Sub-Advisers and Sub-Sub-Advisers

The following table shows information regarding all of the other accounts managed by each portfolio manager of a Sub-Adviser and Sub-Sub-Adviser for which advisory fees are not based on performance as of [December 31, 2022]:

Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund, Sub-Adviser and Portfolio Manager(s)	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)
BlackRock and BIL – High Yield
Mitchell Garfin	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
David Delbos	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
BlackRock — Passive Treasury
Scott Radell	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Joel Silva	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

* Assets made up of discretionary programs which can include investments into the Six Circles Funds. Therefore, the amount of total assets in “Other Accounts” also includes assets in Six Circles Funds shown in the “Registered Investment Company” section.

Part I – 10

Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund, Sub-Adviser and Portfolio Manager(s)	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)
PGIM and PGIML
Robert Cignarella	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Brian Clapp	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Ryan Kelly	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Robert Spano	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Michael Gormally	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Lord Abbett
Andrew H. O’Brien	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Robert A. Lee	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Kewjin Yuoh	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Steven F. Rocco	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Harris A. Trifon	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Adam C. Castle, CFA	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Yoana N. Koleva, CFA	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
BlueBay
Justin Jewell	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Rajat Mittal	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Muzinich
Tatjana Greil-Castro	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Joseph Galzerano	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Craig Guttenplan	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Ian Horn	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
PIMCO – Emerging Markets Debt
Pramol Dhawan	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Yacov Arnopolin	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Javier Romo	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
PIMCO – Asia High Yield
Stephen Chang	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Abhijeet Neogy	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Lucien Lu	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

The following table shows information on the other accounts managed by each portfolio manager of a Sub-Adviser and Sub-Sub-Adviser that have advisory fees wholly or partly based on performance as of [December 31, 2022]:

Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund, Sub-Adviser and Portfolio Manager(s)	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)

BlackRock and BIL – High Yield
Mitchell Garfin	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
David Delbos	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
BlackRock — Passive Treasury
Scott Radell	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Joel Silva	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
PGIM and PGIML
Robert Cignarella	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Brian Clapp	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Ryan Kelly	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Robert Spano	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Michael Gormally	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

Part I – 11

Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund, Sub-Adviser and Portfolio Manager(s)	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)
Lord Abbett
Andrew H. O’Brien	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Robert A. Lee	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Kewjin Yuoh	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Steven F. Rocco	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Harris A. Trifon	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Adam C. Castle, CFA	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Yoana N. Koleva, CFA	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
BlueBay
Justin Jewell	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Rajat Mittal	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Muzinich
Tatjana Greil-Castro	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Joseph Galzerano	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Craig Guttenplan	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Ian Horn	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
PIMCO – Emerging Markets Debt
Pramol Dhawan	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Yacov Arnopolin	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Javier Romo	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
PIMCO – Asia High Yield
Stephen Chang	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Abhijeet Neogy	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Lucien Lu	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

† Indicates other RIC(s), PIV(s) or other accounts managed for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s), PIV(s) or other accounts and are not the total assets managed by the individual, which is a substantially lower amount.

Portfolio Managers – Ownership of Securities

As of [December 31, 2022], Richard Madigan is the only portfolio manager of the Fund to beneficially own shares of the Fund. The following tables indicate the dollar range of securities of the Fund beneficially owned by Richard Madigan as of [December 31, 2022]:

Aggregate Dollar Range of Securities in the Fund
	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
RICHARD MADIGAN
Credit Opportunities Fund		[X]

ADMINISTRATOR

Administrator Fees

For its administrative services, Brown Brothers Harriman & Co., in addition to fixed fees charged for various specific services, receives an annual asset-based fee of 0.95 basis points on assets up to the first $5 billion, 0.85 basis points on assets between $5-10 billion, 0.75 basis points on assets between $10-15 billion and 0.55 basis points on assets in excess of $15 billion, plus out-of-pocket expenses. The asset-based fee is calculated based on net assets and allocated daily based on the relative assets of the Fund.

Part I – 12

The table below sets forth the fees paid by the Fund to Brown Brothers Harriman & Co. for the fiscal year ended [December 31, 2022] (amounts in thousands):

Fund	Paid
Credit Opportunities Fund	[ ]

For a more complete discussion, see the “Administrator” section in Part II of this SAI.

DISTRIBUTOR

Compensation Paid to Distributor

The Distributor does not receive compensation from the Fund. Instead, the Adviser compensates the Distributor out of its own resources for certain distribution-related services.

The Fund is not subject to distribution fees. For more information on the Distributor, see the “Distributor” section in Part II of this SAI.

BROKERAGE AND RESEARCH SERVICES

Brokerage Commissions

The table below sets forth the brokerage commissions paid by the Fund for the fiscal year ended [December 31, 2022]:

Fund	Brokerage Commissions Paid
Credit Opportunities Fund
Total Brokerage Commissions	$[ ]
Brokerage Commissions to Affiliated Broker-Dealers	0
Percentage of Total Brokerage Commissions Paid to Affiliated Broker-Dealers	N/A
Percentage of Total Brokerage Transactions Effected Through Affiliated Broker-Dealers	N/A

The amount of brokerage commissions paid by the Fund may vary significantly from year to year due to a variety of factors, including the investments selected by the Sub-Advisers, investment strategy changes, changing asset levels, shareholder activity and/or portfolio turnover.

For a more complete discussion, see the “Portfolio Transactions” section in Part II of this SAI.

Broker Research

For the fiscal year ended [December 31, 2022], the Adviser has not allocated brokerage commissions to brokers who provided broker research, including third party research, for the Fund.

Securities of Regular Broker-Dealers

As of [December 31, 2022], the Fund did not own securities of its regular broker-dealers (or parents).

For a more complete discussion, see the “Portfolio Transactions” section in Part II of this SAI.

TAX MATTERS

Capital Loss Carryforwards

As of [December 31, 2022], the Fund had capital loss carryforwards as follows (amounts in thousands):

Capital Loss Carryforward Character
Fund	Short-Term	Long-Term
Credit Opportunities Fund	[ ]	[ ]

For a more complete discussion, see the “Distributions and Tax Matters” section in Part II of this SAI.

Part I – 13

SHARE OWNERSHIP

Trustees and Officers

As of [            ], 2023, the officers of the Fund and Trustees, as a group, do not beneficially own more than 1% of the Fund’s outstanding shares.

Principal Holders

A principal holder is any person who owns (either of record or beneficially) 5% or more of any class of outstanding shares of the Fund. Persons owning 25% or more of the outstanding shares of the Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund. As a result, those persons may have the ability to control the outcome on any matter requiring the approval of shareholders of the Fund.

As of [            ], 2023, J.P. Morgan Securities LLC was the record owner on behalf of its customers of [99.9%] of the Fund.

PROXY VOTING PROCEDURES AND GUIDELINES

Proxy voting authority with respect to portfolio securities of the Fund has been delegated to the Adviser, which in turn has delegated such authority to the Sub-Advisers. For more information on proxy voting, including a summary of each Sub-Adviser’s proxy voting policy, see the “Proxy Voting and Guidelines” section and Appendix C in Part II of this SAI.

FINANCIAL STATEMENTS

[The Financial Statements of the Fund are incorporated by reference into this SAI. The Financial Statements for the fiscal year ended [December 31, 2022], have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm to the Fund, as indicated in its reports with respect thereto, and are incorporated herein by reference in reliance on the report of said firm, given on the authority of said firm as experts in accounting and auditing.] The Financial Statements are available without charge upon request by calling your J.P. Morgan representative collect at 1-212-464-2070.

Part I – 14

Six Circles® Funds

STATEMENT OF ADDITIONAL INFORMATION

PART II

Fund Name	Ticker
Six Circles Credit Opportunities Fund (the “Credit Opportunities Fund”)	CRDOX

Part II of this SAI describes policies and practices that apply to the Credit Opportunities Fund. Part II is not a standalone document and must be read in conjunction with Part I of this SAI above, dated [        ], 2023. References in this Part II to the “Funds” mean the Credit Opportunities Fund, the Six Circles Ultra Short Duration Fund, the Six Circles Tax Aware Ultra Short Duration Fund, the Six Circles U.S. Unconstrained Equity Fund, the Six Circles International Unconstrained Equity Fund, the Six Circles Global Bond Fund and the Six Circles Tax Aware Bond Fund, which are other series of the Trust, and references to “Fund” means any of the Credit Opportunities Fund and such other series. Investors interested in these other series should refer to the prospectus and SAI applicable to them, which are contained in separate documents. Capitalized terms used and not otherwise defined in this Part II have the meanings given to them in Part I of this SAI.

PART II

INVESTMENT STRATEGIES AND POLICIES

As noted in the applicable Prospectus for each of the Funds, in addition to the main investment strategy and the main investment risks described in the Prospectus, each Fund may employ other investment strategies and may be subject to other risks, which are described below. The Funds may engage in the practices described below to the extent consistent with their investment objectives, strategies, policies and restrictions. However, no Fund is required to engage in any particular transaction or purchase any particular type of securities or investment even if to do so might benefit the Fund. Because the following is a combined description of investment strategies of all of the Funds: (i) certain matters described herein may not apply to particular Funds; (ii) certain references to the Adviser may also include a Sub-Adviser, as the context requires; and (iii) certain references to a Sub-Adviser may also include a Sub-Sub-Adviser, as the context requires.

For a list of investment strategies and policies employed by each Fund, see “INVESTMENT PRACTICES” in Part I of this SAI.

Asset-Backed Securities

Asset-backed securities consist of securities secured by company receivables, home equity loans, truck and auto loans, leases, or credit card receivables. Asset-backed securities also include other securities backed by other types of receivables or other assets, including collateralized debt obligations (“CDOs”), asset-backed commercial paper (“ABCP”) and other similarly structured securities. CDOs include collateralized loan obligations (“CLOs”) and collateral bond obligations (“CBOs”). Such assets are generally securitized through the use of trusts or special purpose corporations. Asset-backed securities are backed by a pool of assets representing the obligations often of a number of different parties. Certain of these securities may be illiquid.

Asset-backed securities are generally subject to the risks of the underlying assets. In addition, asset-backed securities, in general, are subject to certain additional risks including depreciation, damage or loss of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of loans backing these securities or destruction of equipment subject to equipment trust certificates. In addition, the underlying assets (for example, underlying home equity loans) may be refinanced or paid off prior to maturity during periods of increasing or declining interest rates. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Changes in prepayment rates can result in greater price and yield volatility. If asset-backed securities are pre-paid, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. Under certain prepayment rate scenarios, a Fund may fail to recover additional amounts paid (i.e., premiums) for securities with higher interest rates, resulting in an unexpected loss.

A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. While many CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present and may fail to protect a Fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of a Fund.

The cash flows for CDOs from the SPE usually are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CDO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CDO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CDO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral or securities and the class of the CDO in which a Fund invests. CDO tranches often have credit ratings and are typically issued in classes with various priorities. Normally, CDOs are privately offered and sold (that is, they are not registered under the securities laws), and may be subject to additional liquidity risks. However, an active dealer market may exist for CDOs, allowing a CDO to be sold pursuant to Rule 144A. In addition to the risks typically associated with fixed income securities and asset-backed securities generally discussed elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make

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interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization (“NRSRO”); (iii) a Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; (viii) values may be volatile; (ix) disputes with the issuer may produce unexpected results; and (x) the CDO’s manager may perform poorly.

Certain Funds may purchase ABCP that is issued by conduits sponsored by banks, mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. To protect investors from the risk of non-payment, ABCP programs are generally structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop issuance and wind-down triggers. There can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP. The repayment of ABCP issued by a conduit depends primarily on the conduit’s ability to issue new ABCP, access to the liquidity or credit support and, to a lesser extent, cash collections received from the conduit’s underlying asset portfolio. There could be losses to a Fund’s investing in ABCP in the event that: (i) the Fund is unable to access the liquidity or credit support for the ABCP; (ii) the conduit is unable to issue new ABCP; (iii) there is credit or market deterioration in the conduit’s underlying portfolio; and (iv) there are mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP.

Some ABCP programs historically have provided for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity by issuing additional ABCP. This may delay the sale of the underlying collateral and a Fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A Fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

Total Annual Fund Operating Expenses set forth in the fee table and Financial Highlights section of each Fund’s Prospectus do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception for the definition of “investment company” provided by Section 3(c)(1) or 3(c)(7) of the Investment Company Act of 1940, as amended (the “1940 Act”).

Auction Rate Securities

Auction rate securities consist of auction rate municipal securities and auction rate preferred securities sold through an auction process issued by closed-end investment companies, municipalities and governmental agencies. For more information on risks associated with municipal securities, see “Municipal Securities” below.

Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. Failed auctions may adversely impact the liquidity of auction rate securities investments. There is no guarantee that a liquid market will exist for a Fund’s investments in auction rate securities at a time when the Fund wishes to dispose of such securities.

Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the closed-end fund on the securities in its portfolio and distributed to holders of the preferred securities. However, such designation may be made only if the closed-end fund treats preferred securities as equity securities for federal income tax purposes and the closed-end fund complies with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”).

A Fund’s investment in auction rate preferred securities of closed-end funds is subject to limitations on investments in other U.S. registered investment companies, which limitations are prescribed under the 1940 Act. A Fund is generally prohibited from acquiring more than 3% of the voting securities of any other such investment company, and investing more than 5% of a Fund’s total assets in securities of any one such investment company or more than 10% of its total assets in securities of all such investment companies. A Fund will indirectly bear its proportionate share of any management fees paid by such closed-end funds in addition to the advisory fee payable directly by the Fund.

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Bank Obligations

Bank obligations consist of bankers’ acceptances, certificates of deposit, bank notes and time deposits.

Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit may also include those issued by foreign banks outside of the United States. Such certificates of deposit include Eurodollar and Yankee certificates of deposit. Eurodollar certificates of deposit are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States. Yankee certificates of deposit are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. Certain Funds may also invest in obligations (including bankers’ acceptances and certificates of deposit) denominated in foreign currencies (see “Foreign Investments (including Foreign Currencies)”) herein.

Time deposits are interest-bearing non-negotiable deposits at a bank or a savings and loan association that have a specific maturity date. A time deposit earns a specific rate of interest over a definite period of time. Time deposits cannot be traded on the secondary market.

The Funds will not invest in obligations for which the Adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank.

Subject to the Funds’ limitations on concentration in a particular industry, there is no limitation on the amount of a Fund’s assets which may be invested in obligations of banks which meet the conditions set forth herein.

Commercial Paper

Commercial paper is defined as short-term obligations, generally with maturities from 1 to 270 days issued by banks or bank holding companies, corporations and finance companies. Although commercial paper is generally unsecured, the Funds may also purchase secured commercial paper. In the event of a default of an issuer of secured commercial paper, a Fund may hold the securities and other investments that were pledged as collateral even if it does not invest in such securities or investments. In such a case, the Fund would take steps to dispose of such securities or investments in a commercially reasonable manner. Commercial paper includes master demand obligations. See “Variable and Floating Rate Instruments” below.

Certain Funds may also invest in Canadian commercial paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer. See “Risk Factors of Foreign Investments” below. Certain Funds may purchase commercial paper that is issued by conduits, including ABCP. Additional information about ABCP is included under “Asset-Backed Securities.”

Convertible Securities

Certain Funds may invest in convertible securities. Convertible securities include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Generally, convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

The terms of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holders’ claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders’ claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

Convertible securities have characteristics similar to both debt and equity securities. Due to the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. As a result, selection of convertible securities, to a great extent, is based on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions. In some cases, the issuer may cause a convertible security to convert to common stock. In other situations, it may be advantageous for a Fund to cause the conversion of convertible securities to common stock. If a convertible security converts to common stock, a Fund may hold such common stock in its portfolio even if it does not ordinarily invest in common stock.

Certain Funds invest in contingent securities structured as contingent convertible securities also known as CoCos. Contingent convertible securities are typically issued by non-U.S. banks and are designed to behave like bonds in times of economic health yet absorb losses when a pre-determined trigger event occurs. A contingent convertible security is a hybrid debt security either convertible into equity at a predetermined share price or written down in value based on the specific terms of the individual security if a pre-specified trigger event occurs (the “Trigger Event”). Unlike traditional convertible securities, the conversion of a contingent convertible security from debt to equity is “contingent” and will occur only in the case of a Trigger Event. Trigger Events vary by instrument and are defined

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by the documents governing the contingent convertible security. Such Trigger Events may include a decline in the issuer’s capital below a specified threshold level, increase in the issuer’s risk-weighted assets, the share price of the issuer falling to a particular level for a certain period of time and certain regulatory events.

Contingent convertible securities are subject to the credit, interest rate, high yield security, foreign security and markets risks associated with bonds and equities, and to the risks specific to convertible securities in general. Contingent convertible securities are also subject to additional risks specific to their structure including conversion risk. Because Trigger Events are not consistently defined among contingent convertible securities, this risk is greater for contingent convertible securities that are issued by banks with capital ratios close to the level specified in the Trigger Event.

In addition, coupon payments on contingent convertible securities are discretionary and may be cancelled by the issuer at any point, for any reason, and for any length of time. The discretionary cancellation of payments is not an event of default and there are no remedies to require reinstatement of coupon payments or payment of any past missed payments. Coupon payments may also be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves. Due to uncertainty surrounding coupon payments, contingent convertible securities may be volatile and their price may decline rapidly in the event that coupon payments are suspended.

Contingent convertible securities typically are structurally subordinated to traditional convertible bonds in the issuer’s capital structure. In certain scenarios, investors in contingent convertible securities may suffer a loss of capital ahead of equity holders or when equity holders do not. Contingent convertible securities are also subject to extension risk. Contingent convertible securities are perpetual instruments and may only be callable at pre-determined dates upon approval of the applicable regulatory authority. There is no guarantee that a Fund will receive return of principal on contingent convertible securities.

Convertible contingent securities are a newer form of instrument and the regulatory environment for these instruments continues to evolve. Because the market for contingent convertible securities is evolving, it is uncertain how the larger market for contingent convertible securities would react to a Trigger Event or coupon suspension applicable to a single issuer.

The value of contingent convertible securities is unpredictable and will be influenced by many factors such as: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for contingent convertible securities; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Custodial Receipts

Certain Funds may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered U.S. government securities and are not backed by the full faith and credit of the U.S. government. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.

Debt Instruments

Below Investment Grade Securities. Securities that were rated investment grade at the time of purchase may subsequently be rated below investment grade (BB+ or lower by Standard & Poor’s Corporation (“S&P”) and Bal or lower by Moody’s Investors Service, Inc. (“Moody’s”)). Certain Funds that do not invest in below investment grade securities as a main investment strategy may nonetheless continue to hold such securities if the Adviser believes it is advantageous for the Fund to do so. The high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities also can change suddenly and unexpectedly.

Corporate Debt Securities. Corporate debt securities may include bonds and other debt securities of U.S. and non-U.S. issuers, including obligations of industrial, utility, banking and other corporate issuers. All debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

High Yield/High Risk Securities/Junk Bonds. Certain Funds may invest in high yield securities, to varying degrees. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Bal or lower by Moody’s) or unrated but determined by the Adviser to be of comparable quality. Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments.

High yield securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, a Fund would experience a decrease in income and a decline in the market value of its investments. A Fund may also incur additional expenses in seeking recovery from the issuer.

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The income and market value of lower rated securities may fluctuate more than higher rated securities. Non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. The lower rated investments may be thinly-traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on the judgment of the Adviser than is the case with higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, a Fund that invests in lower rated securities may be required to sell investments at substantial losses or retain them indefinitely even where an issuer’s financial condition is deteriorating.

Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on a Fund’s investments in lower rated securities.

Inflation-Linked Debt Securities. Inflation-linked securities include fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation Protected Securities (“TIPS”), as well as securities issued by other entities such as corporations, municipalities, foreign governments and foreign issuers, including foreign issuers from emerging markets. See also “Foreign Investments (including Foreign Currencies).” Typically, such securities are structured as fixed income investments whose principal value is periodically adjusted according to the rate of inflation. The following two structures are common: (i) the U.S. Treasury and some other issuers issue inflation-linked securities that accrue inflation into the principal value of the security; and (ii) other issuers may pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon. Other types of inflation-linked securities exist which use an inflation index other than the CPI.

Inflation-linked securities issued by the U.S. Treasury, such as TIPS, have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. Typically, TIPS pay interest on a semiannual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semiannually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semiannual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation of 3%, the end-of-year par value of the bond would be $1,030 and the second semiannual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. Other inflation-related bonds exist which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-linked securities.

While inflation-linked securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-linked securities is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is not seasonally adjusted and which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-linked securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or a foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-linked security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

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Variable and Floating Rate Instruments. Certain obligations purchased by the Funds may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Variable and floating rate instruments are issued by a wide variety of issuers and may be issued for a wide variety of purposes, including as a method of reconstructing cash flows.

Subject to their investment objective policies and restrictions, certain Funds may acquire variable and floating rate instruments. A variable rate instrument is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. Certain Funds may purchase extendable commercial notes. Extendable commercial notes are variable rate notes which normally mature within a short period of time (e.g., 1 month) but which may be extended by the issuer for a maximum maturity of thirteen months.

A floating rate instrument is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Floating rate instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund’s investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. There may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund. The absence of such an active secondary market could make it difficult for the Fund to dispose of the variable or floating rate instrument involved in the event the issuer of the instrument defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments may be secured by bank letters of credit or other assets. A Fund may purchase a variable or floating rate instrument to facilitate portfolio liquidity or to permit investment of the Fund’s assets at a favorable rate of return.

As a result of the floating and variable rate nature of these investments, the Funds’ yields may decline, and they may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase, the Funds’ yields may increase, and they may have reduced risk of capital depreciation.

Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly “prime rates” charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the nature of the underlying floating or variable rate should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund’s portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks’ “prime rates” or other short-term rate securities adjustment indexes, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

Variable Amount Master Notes. Variable amount master notes are notes, which may possess a demand feature, that permit the indebtedness to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Variable amount master notes may not be secured by collateral. To the extent that variable amount master notes are secured by collateral, they are subject to the risks described under the section “Loans—Collateral and Subordination Risk.”

Because master notes are direct lending arrangements between a Fund and the issuer of the notes, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest. If the Fund is not repaid such principal and accrued interest, the Fund may not be able to dispose of the notes due to the lack of a secondary market.

While master notes are not typically rated by credit rating agencies, issuers of variable amount master notes (which are normally manufacturing, retail, financial, brokerage, investment banking and other business concerns) must satisfy the same criteria as those set forth with respect to commercial paper. The Adviser will consider the credit risk of the issuers of such notes, including its earning power, cash flow, and other liquidity ratios of such issuers and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer.

Limitations on the Use of Variable and Floating Rate Notes. The Funds may not invest in Illiquid Investments (defined herein) (including variable and floating rate notes that are determined to be Illiquid Investments) in excess of the 15% Illiquid Limit (defined herein). Please see the “Liquidity Risk Management Program” section for more details. There is no limit on the extent to which a Fund may purchase demand instruments that are not illiquid or deemed to be liquid in accordance with the Adviser’s liquidity determination procedures. If not rated, such instruments must be found by the Adviser to be of comparable quality to instruments in which a Fund may invest.

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Zero-Coupon, Pay-in-Kind and Deferred Payment Securities. Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. A Fund accrues income with respect to zero-coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero-coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received “phantom income.” Because a Fund will distribute “phantom income” to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the applicable Fund will have fewer assets with which to purchase income-producing securities. Zero-coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

Negative Interest Rates. In a low or negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent a Fund holds a negatively-yielding debt instrument or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment. In response to recent market volatility and economic uncertainty, the U.S. government and certain foreign central banks have taken steps to stabilize markets by, among other things, reducing interest rates. As a result, interest rates in the United States are at historically low levels, and certain European countries and Japan have pursued negative interest rate policies. If negative interest rates become more prevalent in the market and/or if low or negative interest rates persist for a sustained period of time, some investors may seek to reallocate assets to other income-producing assets, such as investment-grade and higher-yield debt instruments, or equity investments that pay a dividend, absent other market risks that may make such alternative investments unattractive. This increased demand for higher yielding assets may cause the price of such instruments to rise while triggering a corresponding decrease in yield over time, thus reducing the value of such alternative investments. In addition, a move to higher yielding investments may cause investors, including a Fund (to the extent permitted by its investment objective and strategies), to seek fixed-income investments with longer maturities and/or potentially reduced credit quality in order to seek the desired level of yield. These considerations may limit a Fund’s ability to locate fixed-income instruments containing the desired risk/return profile. Changing interest rates, including, but not limited to, rates that fall below zero, could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility and potential illiquidity.

Impact of Market Conditions on the Risks Associated with Debt Securities

Investments in certain debt securities will be especially subject to the risk that, during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

Current market conditions pose heightened risks for Funds that invest in debt securities, given the current interest rate environment. Any future interest rate increases or other adverse conditions (e.g., inflation/deflation, increased selling of certain fixed-income investments across other pooled investment vehicles or accounts, changes in investor perception, or changes in government intervention in the markets) could cause the value of any Fund that invests in debt securities to decrease. As such, debt securities markets may experience heightened levels of interest rate and liquidity risk, as well as increased volatility. If rising interest rates cause a Fund to lose value, the Fund could also face increased shareholder redemptions, which would further impair the Fund’s ability to achieve its investment objectives.

The capacity for traditional dealers to engage in fixed-income trading for certain fixed income instruments has not kept pace with the growth of the fixed income market, and in some cases has decreased. As a result, because dealers acting as market makers provide stability to a market, the significant reduction in certain dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty or market volatility.

Debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In response to the outbreak of COVID-19, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. These actions present heightened risks to debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. In light of these actions and current conditions, interest rates and bond yields in the United States and many other countries are at or near historic lows, and in some cases, such rates and yields are negative. The current very low or negative interest rates are magnifying the Funds’ susceptibility to interest rate risk and diminishing yield and performance. In addition, the current environment is exposing debt markets to significant volatility and reduced liquidity for Fund investments.

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Demand Features

Certain Funds may acquire securities that are subject to puts and standby commitments (“Demand Features”) to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The Demand Feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party and may not be transferred separately from the underlying security. The underlying securities subject to a put may be sold at any time at market rates. Applicable Funds expect that they will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if advisable or necessary, a premium may be paid for put features. A premium paid will have the effect of reducing the yield otherwise payable on the underlying security. Demand Features provided by foreign banks involve certain risks associated with foreign investments. See “Foreign Investments (including Foreign Currencies)” for more information on these risks.

Under a “stand-by commitment,” a dealer would agree to purchase, at a Fund’s option, specified securities at a specified price. The primary purpose of acquiring these commitments is to facilitate portfolio liquidity and not to exercise rights thereunder for trading purposes. Stand-by commitments may also be referred to as put options.

The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit a Fund to meet redemption requests and remain as fully invested as possible.

Equity Securities, Warrants and Rights

Common Stock. Common stock represents a share of ownership in a company and usually carries voting rights and may earn dividends. Unlike preferred stock, common stock dividends are not fixed but are declared at the discretion of the issuer’s board of directors. Common stock occupies the most junior position in a company’s capital structure. As with all equity securities, the price of common stock fluctuates based on changes in a company’s financial condition, including those that result from management’s performance or changes to the business of the company, and overall market and economic conditions.

Common Stock Warrants and Rights. Common stock warrants entitle the holder to buy common stock from the issuer of the warrant at a specific price (the “strike price”) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock. If a warrant is exercised, a Fund may hold common stock in its portfolio even if it does not ordinarily invest in common stock.

Rights are similar to warrants but normally have a shorter duration and are typically distributed directly by the issuers to existing shareholders, while warrants are typically attached to new debt or preferred stock issuances.

Warrants and rights generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. Warrants and rights will expire if not exercised on or prior to the expiration date.

Preferred Stock. Preferred stock is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and during a liquidation. Preferred stock generally does not carry voting rights. Outside of the United States, preferred stock may carry different rights or obligations. In some jurisdictions, preferred stocks may have different voting rights and there may be more robust trading markets and liquidity in preferred stock than the common or ordinary stock of the company. As with all equity securities, the price of preferred stock fluctuates based on changes in a company’s financial condition and on overall market and economic conditions. Because preferred stocks generally pay dividends only after the issuing company makes required payments to holders of its bonds and other debt, the value of preferred stocks is more sensitive than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Similar to common stock rights described above, rights may also be issued to holders of preferred stock.

Initial Public Offerings (“IPOs”). The Funds may purchase securities in IPOs. These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. The prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Foreign Investments (including Foreign Currencies)

Some of the Funds may invest in certain obligations or securities of foreign issuers. For purposes of a Fund’s investment policies and unless described otherwise in a Fund’s prospectus, an issuer of a security can be deemed to be located in a particular country if: (i) the relevant security is issued in such country; (ii) the principal trading market for the relevant security is in such country; (iii) the issuer

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is organized under the laws of such country; (iv) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its total assets situated in such country; or (v) the issuer is the government of such country (or any political subdivision, agency, authority or instrumentality of such government or country). Possible foreign investments include equity securities and debt securities (e.g., bonds and commercial paper) of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, Eurodollar certificates of deposit, Eurodollar time deposits, Eurodollar bankers’ acceptances, Canadian time deposits and Yankee certificates of deposit, and investments in Canadian commercial paper, and Europaper. Securities of foreign issuers may include sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). Sponsored ADRs are listed on the New York Stock Exchange; unsponsored ADRs are not. Therefore, there may be less information available about the issuers of unsponsored ADRs than the issuers of sponsored ADRs. Unsponsored ADRs are restricted securities. EDRs and GDRs are not listed on the New York Stock Exchange. As a result, it may be difficult to obtain information about EDRs and GDRs.

With respect to derivative instruments, the Funds generally can consider such instruments to be foreign investments if the underlying assets: (i) are issued outside the United States; (ii) have their principal trading market for the relevant security outside the United States; (iii) are issued by an issuer that is organized under the laws of a non-U.S. country; (iv) are issued by an issuer that derives at least 50% of its revenues or profits from a non-U.S. country or has at least 50% of its total assets situated in a non-U.S. country; or (v) are issued by a foreign government (or any political subdivision, agency, authority or instrumentality of such government).

In the case of certain money market instruments, such instruments will be considered foreign investments if either the issuer or the guarantor of such money market instrument is organized under the laws of a non-U.S. country.

Risk Factors of Foreign Investments. The following is a summary of certain risks associated with foreign investments:

Political and Exchange Risks. Foreign investments may subject a Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include potential future adverse political and economic developments, sanctions or other measures by the United States or other governments, possible imposition of withholding taxes on interest or other income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations.

Higher Transaction Costs. Foreign investments may entail higher custodial fees and sales commissions than domestic investments.

Accounting and Regulatory Differences. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those of domestic issuers of similar securities or obligations. In addition, foreign issuers are usually not subject to the same degree of regulation as domestic issuers, and their securities may trade on relatively small markets, causing their securities to experience potentially higher volatility and more limited liquidity than securities of domestic issuers. Foreign branches of U.S. banks and foreign banks are not regulated by U.S. banking authorities and may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. In addition, foreign banks generally are not bound by accounting, auditing, and financial reporting standards comparable to those applicable to U.S. banks. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.

Currency Risk. Foreign securities may be denominated in foreign currencies, although foreign issuers may also issue securities denominated in U.S. dollars. The value of a Fund’s investments denominated in foreign currencies and any funds held in foreign currencies will be affected by changes in currency exchange rates, the relative strength of those currencies and the U.S. dollar, and exchange-control regulations. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. The exchange rates between the U.S. dollar and other currencies are determined by the forces of supply and demand in foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates may fluctuate significantly over short periods of time. Currency exchange rates also can be affected by intervention (or lack of intervention) by the United States or foreign governments or central banks or by currency controls or political developments in the United States or elsewhere.

Accordingly, the ability of a Fund that invests in foreign securities as part of its principal investment strategy to achieve its investment objective may depend, to a certain extent, on exchange rate movements. In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, a Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

Settlement Risk. The settlement periods for foreign securities and instruments are often longer than those for securities or obligations of U.S. issuers or instruments denominated in U.S. dollars. Delayed settlement may affect the liquidity of a Fund’s holdings. Certain types of securities and other instruments are not traded “delivery versus payment” in certain markets (e.g., government bonds

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in Russia) meaning that a Fund may deliver securities or instruments before payment is received from the counterparty. In such markets, the Fund may not receive timely payment for securities or other instruments it has delivered and may be subject to increased risk that the counterparty will fail to make payments when due or default completely. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund remains uninvested and no return is earned on such assets. The inability of the Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities, in the Fund deeming those securities to be illiquid, or, if the Fund has entered into a contract to sell the securities, in possible liability to the purchaser.

A Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the United States and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

Brady Bonds. Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative and subject to the same risks as emerging market securities. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter (“OTC”) secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be either fixed-rate or floating rate bonds, are generally collateralized by U.S. Treasury securities.

Global Depositary Notes. Foreign securities and emerging markets securities include Global Depositary Notes (“GDNs”). A GDN is a debt instrument created by a bank that evidences ownership of local currency-denominated debt securities. GDNs reflect the terms of particular local currency-denominated bonds. GDNs trade, settle, and pay interest and principal in U.S. dollars but typically are restricted securities that do not trade on an exchange. Any distributions paid to the holders of GDNs are usually subject to a fee charged by the depositary bank. In addition to the risks associated with foreign investments, a Fund’s investments in GDNs is subject to the risks associated with the underlying local currency-denominated bond and derivative instruments including credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk, liquidity risk, and management risk. Holders of GDNs may have limited rights, and investment restrictions in certain countries may adversely impact the value of GDNs because such restrictions may limit the ability to convert the bonds into GDNs and vice versa. Such restrictions may cause bonds of the underlying issuer to trade at a discount or premium to the market price of the GDN.

Obligations of Supranational Entities. Obligations of supranational entities include securities designated or supported by governmental entities to promote economic reconstruction or development of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity’s lending activities are limited to a percentage of its total capital (including “callable capital” contributed by its governmental members at the entity’s call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

Sukuk. Foreign securities and emerging market securities include sukuk. Sukuk are certificates, similar to bonds, issued by the issuer to obtain an upfront payment in exchange for an income stream. Such income stream may or may not be linked to a tangible asset. For sukuk that are not linked to a tangible asset, the sukuk represents a contractual payment obligation of the issuer or issuing vehicle to pay income or periodic payments to the investor, and such contractual payment obligation is linked to the issuer or issuing vehicle and not from interest on the investor’s money for the sukuk. For sukuk linked to a tangible asset, the Fund will not have a direct interest in the underlying asset or pool of assets. The issuer also makes a contractual promise to buy back the certificate at a future date at par value. Even when the certificate is linked to the returns generated by certain assets of the issuer, the underlying assets are not pledged as security for the certificates, and the Fund (as the investor) is relying on the creditworthiness of the issuer for all payments required by the sukuk. The issuer may be a special purpose vehicle with no other assets. Investors do not have direct legal ownership of any underlying assets. In the event of default, the process may take longer to resolve than conventional bonds. Changing interpretations of Islamic law by courts or prominent scholars may affect the free transferability of sukuk in ways that cannot now be foreseen. In such an event, the Fund may be required to hold its sukuk for longer than intended, even if their condition is deteriorating.

Issuers of sukuk may include international financial institutions, foreign governments and agencies of foreign governments. Underlying assets may include, without limitation, real estate (developed and undeveloped), lease contracts and machinery and equipment. Although the sukuk market has grown significantly in recent years, there may be times when the market is illiquid and where it is difficult for a Fund to make an investment in or dispose of sukuk at the Fund’s desired time. Furthermore, the global sukuk market is significantly smaller than conventional bond markets, and restrictions imposed by the Shariah board of the issuing entity may limit the number of investors who are interested in investing in particular sukuk. The unique characteristics of sukuk may lead to uncertainties regarding their tax treatment within a Fund.

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Investors’ ability to pursue and enforce actions with respect to these payment obligations or to otherwise enforce the terms of the sukuk, restructure the sukuk, obtain a judgment in a court of competent jurisdiction, and/or attach assets of the obligor may be limited. Sukuk are also subject to the risks associated with developing and emerging market economies, which include, among others, the risk of sanctions and inconsistent accounting and legal principles.

Emerging Market Securities. Investing in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low non-existent trading volumes; (iii) less scrutiny and regulation by local authorities of the foreign exchanges and broker-dealers; (iv) the seizure or confiscation by local governments of securities held by foreign investors, and the possible suspension or limiting by local governments of an issuer’s ability to make dividend or interest payments; (v) limiting or entirely restricting repatriation of invested capital, profits, and dividends by local governments; (vi) possible local taxation of capital gains, including on a retroactive basis; (vii) the attempt by issuers facing restrictions on dollar or Euro payments imposed by local governments to make dividend or interest payments to foreign investors in the local currency; (viii) difficulty in enforcing legal claims related to the securities and/or local judges favoring the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments being paid in the local currency; and (x) greater difficulty in determining market valuations of the securities due to limited public information regarding the issuer. Additionally, certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, all material information may not be available or reliable. In addition, a Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging market countries. In addition, due to jurisdictional limitations, U.S. regulators may be limited in their ability to enforce regulatory or legal obligations in emerging market countries. Also, U.S. regulators may not have sufficient access to adequately audit and oversee issuers. For example, the Public Company Accounting Oversight Board (the “PCAOB”) is responsible for inspecting and auditing the accounting practices and products of U.S.-listed companies, regardless of the issuer’s domicile. However, certain emerging market countries, including China, do not provide sufficient access to the PCAOB to conduct its inspections and audits. As a result, U.S. investors, including the Funds, may be subject to risks associated with less stringent accounting oversight.

Emerging market securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. Although some emerging markets have become more established and issuers in such markets tend to issue securities of higher credit quality, the markets for securities in other emerging countries are in the earliest stages of their development, and these countries issue securities across the credit spectrum. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for various reasons. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect a Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors, such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit a Fund’s investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or to a specific class of securities, which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.

Many emerging countries lack the social, political, and economic stability characteristic of the United States. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.

Currencies of emerging market countries are subject to significantly greater risks than currencies of developed countries. Many emerging market countries have experienced steady declines or even sudden devaluations of their currencies relative to the U.S. dollar. Some emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies.

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Some emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may be artificial to their actual market values.

In the past, governments within the emerging markets have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs which cause huge budget deficits. Often, interest payments have become too overwhelming for a government to meet, representing a large percentage of total gross domestic product (“GDP”). These foreign obligations have become the subject of political debate and have served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in emerging market countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.

Sovereign Obligations. Sovereign debt includes investments in securities issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions. An investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Foreign Currency Transactions. Certain Funds may engage in foreign currency transactions which include the following, some of which also have been described elsewhere in this SAI: options on currencies, currency futures, options on such futures, forward foreign currency transactions, forward rate agreements and currency swaps, caps and floors. Certain Funds may engage in such transactions in both U.S. and non-U.S. markets. To the extent a Fund enters into such transactions in markets other than in the United States, the Fund may be subject to certain currency, settlement, liquidity, trading and other risks similar to those described in this SAI with respect to the Fund’s investments in foreign securities including emerging markets securities. Certain Funds may engage in such transactions to hedge against currency risks, as a substitute for securities in which the Fund invests, to increase or decrease exposure to a foreign currency, to shift exposure from one foreign currency to another, for risk management purposes or to increase income or gain to the Fund. To the extent that a Fund uses foreign currency transactions for hedging purposes, the Fund may hedge either specific transactions or portfolio positions.

While a Fund’s use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the net asset value of the Fund will fluctuate. There can be no assurance that a Fund’s hedging transactions will be effective. Furthermore, a Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in currency exchange rates occur.

Certain Funds are authorized to deal in forward foreign exchange between currencies of the different countries in which the Fund will invest and multi-national currency units as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements entered into in the interbank market to purchase or sell one specified currency for another currency at a specified future date (up to one year) and price at the time of the contract.

Transaction Hedging. Generally, when a Fund engages in transaction hedging, it enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. A Fund may engage in transaction hedging when it desires to “lock in” the U.S. dollar price (or a non-U.S. dollar currency (“reference currency”)) of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other reference currency and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

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A Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. Certain Funds reserve the right to purchase and sell foreign currency futures traded in the United States and subject to regulation by the Commodity Futures Trading Commission (“CFTC”).

For transaction hedging purposes, a Fund may also purchase U.S. exchange-listed call and put options on foreign currency futures and on foreign currencies. A put option on futures gives a Fund the right to assume a short position in the foreign currency futures until expiration of the option. A put option on currency gives a Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on futures gives a Fund the right to assume a long position in the futures until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option.

Position Hedging. When engaging in position hedging, a Fund will enter into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which their portfolio securities are denominated or an increase in the value of currency for securities which the Adviser expects to purchase. In connection with the position hedging, the Fund may purchase or sell foreign currency forward contracts or foreign currency on a spot basis. A Fund may purchase U.S. exchange-listed put or call options on foreign currency and foreign currency futures and buy or sell foreign currency futures traded in the United States and subject to regulation by the CFTC.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

Forward Foreign Currency Exchange Contracts. Certain Funds may purchase forward foreign currency exchange contracts, sometimes referred to as “currency forwards” (“Forward Contracts”), which involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties in an amount and at a price set at the time of the contract. In the case of a cancelable Forward Contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers, so no intermediary is required. A Forward Contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

At the maturity of a Forward Contract, a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. For forward foreign currency contracts (other than Non-Deliverable Forwards (“NDFs”)) that require physical settlement, the Funds will segregate or earmark liquid assets equal to the current notional value of each contract. In calculating the notional value, the Funds may net long and short contracts with the same currency and the same settlement date. With respect to trades that do not settle through CLS Bank International, the Funds may only net long and short contracts if the contracts are with the same counterparty. Certain Funds may also engage in non-deliverable forwards which are cash settled and which do not involve delivery of the currency specified in the contract. For more information on NDFs, see “Non-Deliverable Forwards” below.

Foreign Currency Futures. Certain Funds may purchase foreign currency futures. Foreign currency futures traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange. A Fund may enter into foreign currency futures for hedging purposes and other risk management purposes as defined in CFTC regulations. Certain Funds may also enter into foreign currency futures transactions to increase exposure to a foreign currency, to shift exposure from one foreign currency to another or to increase income or gain to the Fund.

At the maturity of futures, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in the foreign currency futures may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. There is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position; in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

For more information on futures, see “Futures” under the heading “Options and Futures Transactions” below.

Foreign Currency Options. Certain Funds may purchase and sell U.S. exchange-listed and over the counter call and put options on foreign currencies. Such options on foreign currencies operate similarly to options on securities. When a Fund purchases a put option, the Fund has the right but not the obligation to exchange money denominated in one currency into another currency at a pre-agreed exchange rate on a specified date. When a Fund sells or writes a call option, the Fund has the obligation to exchange money denominated in one currency into another currency at a pre-agreed-upon exchange rate if the buyer exercises the option. Some of the Funds may also purchase and sell non-deliverable currency options (“Non-Deliverable Options”). Non-Deliverable Options are cash-settled, options on foreign currencies (each, an “Option Reference Currency”) that are non-convertible and that may be thinly-traded or illiquid. Non-

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Deliverable Options involve an obligation to pay an amount in a deliverable currency (such as U.S. Dollars, Euros, Japanese Yen, or British Pounds Sterling) equal to the difference between the prevailing market exchange rate for the Option Reference Currency and the agreed upon exchange rate (the “Non-Deliverable Option Rate”), with respect to an agreed-upon notional amount. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

A Fund is authorized to purchase or sell listed foreign currency options and currency swap contracts as a short or long hedge against possible variations in foreign exchange rates, as a substitute for securities in which a Fund may invest, and for risk management purposes. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities (including securities denominated in the Euro) owned by the Fund, sold by the Fund but not yet delivered, committed or anticipated to be purchased by the Fund, or in transaction or cross-hedging strategies. As an illustration, a Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-dominated security. In such circumstances, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund also may sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a “collar”). By selling the call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. Certain Funds may also enter into foreign currency futures transactions for non-hedging purposes including to increase or decrease exposure to a foreign currency, to shift exposure from one foreign currency to another or to increase income or gain to the Fund.

Certain differences exist among these foreign currency instruments. Foreign currency options provide the holder thereof the right to buy or to sell a currency at a fixed price on a future date. Listed options are third-party contracts (i.e., performance of the parties’ obligations is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized strike prices and expiration dates. OTC options are two-party contracts and have negotiated strike prices and expiration dates. Options on futures are traded on boards of trade or futures exchanges. Currency swap contracts are negotiated two-party agreements entered into in the interbank market whereby the parties exchange two foreign currencies at the inception of the contract and agree to reverse the exchange at a specified future time and at a specified exchange rate.

Certain Funds may also purchase and sell barrier/“touch” options (“Barrier Options”), including knock-in options (“Knock-In Options”) and knock-out options (“Knock-Out Options”). A Barrier Option is a type of exotic option that gives an investor a payout once the price of the underlying currency reaches or surpasses (or falls below) a predetermined barrier. This type of option allows the buyer of the option to set the position of the barrier, the length of time until expiration and the payout to be received once the barrier is broken. It is possible for an investor to lose the premium paid for the option. There are two kinds of Knock-In Options: (i) “up and in”; and (ii) “down and in.” With Knock-In Options, if the buyer has selected an upper price barrier, and the currency hits that level, the Knock-In Option turns into a more traditional option (“Vanilla Option”) whereby the owner has the right but not the obligation to exchange money denominated in one currency into another currency at a pre-agreed-upon exchange rate on a specified date. This type of Knock-In Option is called “up and in.” The “down and in” Knock-In Option is the same as the “up and in,” except the currency has to reach a lower barrier. Upon hitting the chosen lower price level, the “down and in” Knock-In Option turns into a Vanilla Option. As in the Knock-In Option, there are two kinds of Knock-Out Options: (i) “up and out”; and (ii) “down and out.” However, in a Knock-Out Option, the buyer begins with a Vanilla Option, and if the predetermined price barrier is hit, the Vanilla Option is cancelled and the seller has no further obligation. If the option hits the upper barrier, the option is cancelled and the investor loses the premium paid, thus, “up and out.” If the option hits the lower price barrier, the option is cancelled, thus, “down and out.” Barrier Options usually call for delivery of the underlying currency.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than those for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealer or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options market.

In addition to writing call options on currencies when a Fund owns the underlying currency, the Funds may also write call options on currencies even if they do not own the underlying currency as long as the Fund segregates cash or liquid assets that, when added to the amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the currency underlying the call option (but not less than the strike price of the call option). The Funds may also cover a written call option by owning a separate call option permitting the Fund to purchase the reference currency at a price no higher than the strike price of the call option sold by the Fund. In addition, a Fund may write a non-deliverable call option if the Fund segregates an amount equal to the current notional value

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(amount obligated to pay). Netting is generally permitted of long and short positions of a specific country (assuming long and short contracts are similar). If there are securities or currency held in that specific country at least equal to the current notional value of the net currency positions, no segregation is required.

Non-Deliverable Forwards. Some of the Funds may also invest in NDFs. NDFs are cash-settled, short-term forward contracts on foreign currencies (each, a “Reference Currency”) that are non-convertible and that may be thinly-traded or illiquid. NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the “NDF Rate”), with respect to an agreed-upon notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

Although NDFs are similar to forward foreign currency exchange contracts, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. The Funds will segregate or earmark liquid assets in an amount equal to the marked to market value, on a daily basis of the NDF. In calculating the mark-to-market value, the Funds may net opposing NDF contracts with the same currency and the same settlement date. With respect to trades that do not settle through CLS Bank International, the Funds may only net opposing NDF contracts if the contracts are with the same counterparty.

The Funds will typically use NDFs for hedging purposes, but may also use such instruments to increase income or gain. The use of NDFs for hedging or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Funds’ respective returns.

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), NDFs are regulated as swaps and are subject to rules requiring central clearing and mandatory trading on an exchange or facility that is regulated by the CFTC for certain swaps. NDFs traded in the over-the-counter market with swap dealers are subject to initial and variation margin requirements. Implementation of and on-going compliance with regulations regarding clearing, mandatory trading and margining of NDFs may increase the cost to the Fund of hedging currency risk and, as a result, may affect returns to investors in the Fund.

Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Other Foreign Currency Hedging Strategies. New options and futures and other financial products, and various combinations thereof, continue to be developed, and certain Funds may invest in any such options, contracts and products as may be developed to the extent consistent with the Fund’s investment objective and the regulatory requirements applicable to investment companies, and subject to the supervision of the Trust’s Board of Trustees.

Risk Factors in Foreign Currency Transactions. The following is a summary of certain risks associated with foreign currency transactions:

Imperfect Correlation. Foreign currency transactions present certain risks. In particular, the variable degree of correlation between price movements of the instruments used in hedging strategies and price movements in a security being hedged creates the possibility that losses on the hedging transaction may be greater than gains in the value of a Fund’s securities.

Liquidity. Hedging instruments may not be liquid in all circumstances. As a result, in volatile markets, the Funds may not be able to dispose of or offset a transaction without incurring losses. Although foreign currency transactions used for hedging purposes may reduce the risk of loss due to a decline in the value of the hedged security, at the same time the use of these instruments could tend to limit any potential gain which might result from an increase in the value of such security.

Leverage and Volatility Risk. Derivative instruments, including foreign currency derivatives, may sometimes increase or leverage a Fund’s exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by a Fund.

Strategy Risk. Certain Funds may use foreign currency derivatives for hedging as well as non-hedging purposes, including to gain or adjust exposure to currencies and securities markets or to increase income or gain to a Fund. There is no guarantee that these strategies will succeed and their use may subject a Fund to greater volatility and loss. Foreign currency transactions involve complex securities transactions that involve risks in addition to direct investments in securities, including leverage risk and the risks associated with derivatives in general, currencies, and investments in foreign and emerging markets.

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Judgment of the Adviser. Successful use of foreign currency transactions by a Fund depends upon the ability of the applicable Adviser to predict correctly movements in the direction of interest and currency rates and other factors affecting markets for securities. If the expectations of the applicable Adviser are not met, a Fund would be in a worse position than if a foreign currency transaction had not been pursued. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its hedging positions. In addition, when utilizing instruments that require variation margin payments, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements.

Other Risks. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. Thus, a Fund may have to sell securities at a time when it is disadvantageous to do so.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward contract or a future. Accordingly, a Fund may have to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Fund owns or expects to purchase or sell. Rather, the Adviser may employ these techniques in an effort to maintain an investment portfolio that is relatively neutral to fluctuations in the value of the U.S. dollar relative to major foreign currencies and establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result from the increase in the value of such currency. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the anticipated devaluation level.

Insurance-Linked Securities

Certain Funds may invest in debt instruments or equity securities structured as event-driven, event-linked or insurance-linked notes or catastrophe bonds (collectively, “catastrophe bonds”) and related instruments such as (re)insurance sidecars (collectively with catastrophe bonds, “Insurance-Linked Securities”). These Insurance-Linked Securities are generally debt obligations or equity securities for which the return of principal and the payment of interest or dividends typically are contingent on the non-occurrence of a specific “trigger” event(s) that lead to economic and/or human loss, such as a hurricane of a specific category, earthquake of a particular magnitude, or other physical or weather-related phenomena. For some Insurance-Linked Securities, the magnitude of the effect of the trigger event on the security may be based on losses to a company or industry, modeled losses to a notional portfolio, industry indexes, readings of scientific instruments, or certain other parameters associated with a catastrophe rather than actual losses. If a trigger event, as defined within the terms of each Insurance-Linked Security, occurs, a Fund may lose a portion or all of its accrued interest, dividends and/or principal invested in such Insurance-Linked Security. In addition, if there is a dispute regarding a trigger event, there may be delays in the payment of principal, interest and dividends. A Fund is entitled to receive principal, interest and dividends payments so long as no trigger event occurs of the description and magnitude specified by the Insurance-Linked Security.

Insurance-Linked Securities may be sponsored by government agencies, insurance companies or reinsurers and issued by special purpose corporations or other off-shore or on-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a specific reinsurance transaction). Typically, Insurance-Linked Securities are issued by off-shore entities including entities in emerging markets and may be non-U.S. dollar denominated. As a result, the Funds will be subject to currency and foreign and emerging markets risk including the risks described in Foreign Investments. Often, catastrophe bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer or sponsor, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility.

In addition to the specified trigger events, Insurance-Linked Securities also may expose a Fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Additionally, Insurance-Linked Securities are subject to the risk that modeling used to calculate the probability of a trigger event may not be accurate and/or underestimate the likelihood of a trigger event. This may result in more frequent and greater than expected losses including loss of principal and/or interest with respect to catastrophic bonds and dividends with respect to (re)insurance sidecars.

Insurance-Linked Securities are relatively new types of financial instruments. As such, there is no significant trading history of these securities, and there can be no assurance that markets for these instruments will be liquid at all times. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Insurance-Linked Securities are generally rated below investment grade or the unrated equivalent and have the same or similar risks as high yield debt securities (also known as junk bonds) including the risks described under High Yield/High Risk Securities/Junk Bonds and are subject to the risk that the Fund may lose some or all of its investment if the particular trigger identified under the Insurance-Linked Security occurs.

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Insurance-Linked Securities typically are restricted to qualified institutional buyers and, therefore, are not subject to registration with the Securities and Exchange Commission (“SEC”) or any state securities commission generally and are not listed on any national securities exchange. The amount of public information available with respect to Insurance-Linked Securities is generally less extensive than that which is available for exchange listed securities. There can be no assurance that future regulatory determinations will not adversely affect the overall market for Insurance-Linked Securities.

Industry loss warranties are a type of Insurance-Linked Securities that are designed to protect insurers or reinsurers from severe losses due to significant catastrophic events. The buyer pays the seller a premium at the inception of the contract, and in return the buyer can make a claim if losses due to a certain class of catastrophic event (for example, Florida hurricanes), as estimated by a third-party, exceed an agreed-upon trigger level. Industry loss warranties have standard terms and conditions and are collateralized. These contracts are evaluated using detailed underwriting information on the applicable exposures provided by the reinsurers or their intermediaries.

Inverse Floaters and Interest Rate Caps

Inverse floaters are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. The market value of an inverse floater will vary inversely with changes in market interest rates and will be more volatile in response to interest rate changes than that of a fixed rate obligation. Interest rate caps are financial instruments under which payments occur if an interest rate index exceeds a certain predetermined interest rate level, known as the cap rate, which is tied to a specific index. These financial products will be more volatile in price than securities which do not include such a structure.

Investments in inverse floaters and similar instruments expose a Fund to the same risks as investments in debt securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Inverse floaters may be considered to be leveraged, including if their interest rates vary by a magnitude that exceeds the magnitude of a change in a reference rate of interest (typically a short-term interest rate), and the market prices of inverse floaters may as a result be highly sensitive to changes in interest rates and in prepayment rates on the underlying securities, and may decrease significantly when interest rates increase or prepayment rates change. Investments in inverse floaters and similar instruments that have asset-backed, mortgage-backed or mortgage-related securities underlying them will expose a Fund to the risks associated with those asset-backed, mortgage-backed and mortgage-related securities and the values of those investments may be especially sensitive to changes in prepayment rates on the underlying asset-backed, mortgage-backed or mortgage-related securities.

Investment Company Securities and Exchange-Traded Funds

Investment Company Securities. A Fund may acquire the securities of other investment companies (“acquired funds”) to the extent permitted under the 1940 Act and consistent with its investment objective and strategies. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Except as described below, the 1940 Act currently requires that, as determined immediately after a purchase is made: (i) not more than 5% of the value of a fund’s total assets will be invested in the securities of any one acquired fund; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of acquired funds as a group; and (iii) not more than 3% of the outstanding voting stock of any one acquired fund will be owned by a fund.

In addition, Section 17 of the 1940 Act prohibits a Fund from investing in another Fund except as permitted by Section 12 of the 1940 Act, by rule, or by exemptive order.

The limitations described above do not apply to investments in money market funds subject to certain conditions. All of the Funds may invest in affiliated and unaffiliated money market funds without limit under Rule 12d1-1 under the 1940 Act subject to the acquiring fund’s investment policies and restrictions and the conditions of the Rule.

Rule 12d1-4 allows a fund to acquire shares of an acquired fund in excess of the limitations currently imposed by the 1940 Act. Fund of funds arrangements relying on Rule 12d1-4 will be subject to several conditions, certain of which are specific to a fund’s position in the arrangement (i.e., as an acquiring or acquired fund). Notable conditions include those relating to: (i) control and voting that prohibit an acquiring fund, its investment adviser (or a sub-adviser) and their respective affiliates from beneficially owning more than 25% of the outstanding voting securities of an unaffiliated acquired fund; (ii) certain required findings relating to complexity, fees and undue influence (among other things); (iii) fund of funds investment agreements; and (iv) general limitations on an acquired fund’s investments in other investment companies and private funds to no more than 10% of the acquired fund’s assets, except in certain circumstances. The limitations placed on acquired funds under Rule 12d1-4 may impact the ability of a fund to invest in an acquired fund or may impact the investments made by the acquired fund.

Exchange-Traded Funds (“ETFs”). ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured investment companies, depositary receipts or other pooled investment vehicles. As shareholders of an ETF, the Funds will bear their pro rata portion of any fees and expenses of the ETFs. Although shares of ETFs are traded on an exchange, shares of certain ETFs may not be redeemable by the ETF. In addition, ETFs may trade at a price below their net asset value (also known as a discount).

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Certain Funds may use ETFs to gain exposure to various asset classes and markets or types of strategies and investments. By way of example, ETFs may be structured as broad based ETFs that invest in a broad group of stocks from different industries and market sectors; select sector; or market ETFs that invest in debt securities from a select sector of the economy, a single industry or related industries; or ETFs that invest in foreign and emerging markets securities. Other types of ETFs continue to be developed and the Funds may invest in them to the extent consistent with such Funds’ investment objectives, policies and restrictions. The ETFs in which the Funds invest are subject to the risks applicable to the types of securities and investments used by the ETFs (e.g., debt securities are subject to risks like credit and interest rate risks; emerging markets securities are subject to risks like currency risks and foreign and emerging markets risk; derivatives are subject to leverage and counterparty risk).

ETFs may be actively managed or index-based. Actively managed ETFs are subject to management risk and may not achieve their objective if the ETF manager’s expectations regarding particular securities or markets are not met. Generally, an index based ETF’s objective is to track the performance of a specified index. Index based ETFs may invest in a securities portfolio that includes substantially all of the securities in substantially the same amount as the securities included in the designated index or a representative sample. Because passively managed ETFs are designed to track an index, securities may be purchased, retained and sold at times when an actively managed ETF would not do so. As a result, shareholders of a Fund that invests in such an ETF can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if such ETF were not fully invested in such securities. This risk is increased if a few component securities represent a highly concentrated weighting in the designated index.

Unless permitted by the 1940 Act or an order or rule issued by the SEC (see “Investment Company Securities” above for more information), the Fund’s investments in unaffiliated ETFs that are structured as investment companies as defined in the 1940 Act are subject to certain percentage limitations of the 1940 Act regarding investments in other investment companies. ETFs that are not structured as investment companies as defined in the 1940 Act are not subject to these percentage limitations.

Loans

Some of the Funds may invest in fixed and floating rate loans (“Loans”). Loans may include senior floating rate loans (“Senior Loans”) and secured and unsecured loans, second lien or more junior loans (“Junior Loans”) and bridge loans or bridge facilities (“Bridge Loans”). Loans are typically arranged through private negotiations between borrowers in the United States or in foreign or emerging markets which may be corporate issuers or issuers of sovereign debt obligations (“Obligors”) and one or more financial institutions and other lenders (“Lenders”). Generally, the Funds invest in Loans by purchasing assignments of all or a portion of Loans (“Assignments”) or Loan participations (“Participations”) from third parties although certain Funds may originate Loans.

A Fund has direct rights against the Obligor on the Loan when it purchases an Assignment. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. With respect to Participations, typically, a Fund will have a contractual relationship only with the Lender and not with the Obligor. The agreement governing Participations may limit the rights of a Fund to vote on certain changes which may be made to the Loan agreement, such as waiving a breach of a covenant. However, the holder of a Participation will generally have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate. Participations may entail certain risks relating to the creditworthiness of the parties from which the participations are obtained.

A Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of Loan investors. The Agent typically administers and enforces the Loan on behalf of the other Loan investors in the syndicate. The Agent’s duties may include responsibility for the collection of principal and interest payments from the Obligor and the apportionment of these payments to the credit of all Loan investors. The Agent is also typically responsible for monitoring compliance with the covenants contained in the Loan agreement based upon reports prepared by the Obligor. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan investors. In the event of a default by the Obligor, it is possible, though unlikely, that the Fund could receive a portion of the borrower’s collateral. If the Fund receives collateral other than cash, any proceeds received from liquidation of such collateral will be available for investment as part of the Fund’s portfolio.

In the process of buying, selling and holding Loans, a Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When a Fund buys or sells a Loan it may pay a fee. In certain circumstances, a Fund may receive a prepayment penalty fee upon prepayment of a Loan.

Additional Information Concerning Senior Loans. Senior Loans typically hold the most senior position in the capital structure of the Obligor, are typically secured with specific collateral and have a claim on the assets and/or stock of the Obligor that is senior to that held by subordinated debtholders and shareholders of the Obligor. Collateral for Senior Loans may include: (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights; and/or (iv) security interests in shares of stock of subsidiaries or affiliates.

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Additional Information Concerning Junior Loans. Junior Loans include secured and unsecured loans including subordinated loans, second lien and more junior loans, and Bridge Loans. Second lien and more junior loans (“Junior Lien Loans”) are generally second or further in line in terms of repayment priority. In addition, Junior Lien Loans may have a claim on the same collateral pool as the first lien or other more senior liens or may be secured by a separate set of assets. Junior Loans generally give investors priority over general unsecured creditors in the event of an asset sale.

Additional Information Concerning Bridge Loans. Bridge Loans are short-term loan arrangements (e.g., 12 to 36 months) typically made by an Obligor in anticipation of intermediate-term or long-term permanent financing. Most Bridge Loans are structured as floating-rate debt with step-up provisions under which the interest rate on the Bridge Loan rises the longer the Loan remains outstanding. In addition, Bridge Loans commonly contain a conversion feature that allows the Bridge Loan investor to convert its Loan interest to senior exchange notes if the Loan has not been prepaid in full on or prior to its maturity date. Bridge Loans typically are structured as Senior Loans but may be structured as Junior Loans.

Additional Information Concerning Unfunded Commitments. Unfunded commitments are contractual obligations pursuant to which the Fund agrees to invest in a Loan at a future date. Typically, the Fund receives a commitment fee for entering into the unfunded commitment.

Additional Information Concerning Synthetic Letters of Credit. Loans include synthetic letters of credit. In a synthetic letter of credit transaction, the Lender typically creates a special purpose entity or a credit-linked deposit account for the purpose of funding a letter of credit to the borrower. When a Fund invests in a synthetic letter of credit, the Fund is typically paid a rate based on the Lender’s borrowing costs and the terms of the synthetic letter of credit. Synthetic letters of credit are typically structured as Assignments with the Fund acquiring direct rights against the Obligor.

Additional Information Concerning Loan Originations. In addition to investing in loan assignments and participations, certain Funds may originate Loans in which the Fund would lend money directly to a borrower by investing in limited liability companies or corporations that make loans directly to borrowers. The terms of the Loans are negotiated with borrowers in private transactions. Such Loans would be collateralized, typically with tangible fixed assets such as real property or interests in real property. Such Loans may also include mezzanine loans. Unlike Loans secured by a mortgage on real property, mezzanine loans are collateralized by an equity interest in a special purpose vehicle that owns the real property.

Limitations on Investments in Loan Assignments and Participations. If a government entity is a borrower on a Loan, the Fund will consider the government to be the issuer of an Assignment or Participation for purposes of a Fund’s fundamental investment policy that it will not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry (i.e., foreign government).

Limited Federal Securities Law Protections. Certain Loans may not be considered securities under the federal securities laws. In such circumstances, fewer legal protections may be available with respect to a Fund’s investment in those Loans. In particular, if a Loan is not considered a security under the federal securities laws, certain legal protections normally available to investors under the federal securities laws, such as those against fraud and misrepresentation, may not be available.

Multiple Lender Risk. There may be additional risks associated with Loans, including loan originations, when there are Lenders or other participants in addition to the Fund. For example, a Fund could lose the ability to consent to certain actions taken by the borrower if certain conditions are not met. In addition, for example, certain governing agreements that provide the Fund with the right to consent to certain actions taken by a borrower may provide that the Fund will no longer have the right to provide such consent if another Lender makes a subsequent advance to the borrower.

Risk Factors of Loans. Loans are subject to the risks associated with debt obligations in general, including interest rate risk, credit risk and market risk. When a Loan is acquired from a Lender, the risk includes the credit risk associated with the Obligor of the underlying Loan. A Fund may incur additional credit risk when the Fund acquires a participation in a Loan from another lender because the Fund must assume the risk of insolvency or bankruptcy of the other lender from which the Loan was acquired. To the extent that Loans involve Obligors in foreign or emerging markets, such Loans are subject to the risks associated with foreign investments or investments in emerging markets in general. The following outlines some of the additional risks associated with Loans.

High Yield Securities Risk. The Loans that a Fund invests in may not be rated by an NRSRO, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. To the extent that such high yield Loans are rated, they typically will be rated below investment grade and are subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “High Yield/High Risk Securities/Junk Bonds.” Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for Loans and cause their value to decline rapidly and unpredictably.

Liquidity Risk. Loans that are deemed to be liquid at the time of purchase may become illiquid or less liquid. No active trading market may exist for certain Loans and certain Loans may be subject to restrictions on resale or have a limited secondary market. Certain Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The inability to dispose of certain Loans in a timely fashion or at a favorable price could result in losses to a Fund. Also, to the extent that a Fund needs to satisfy redemption requests or cover unanticipated cash shortfalls, the Fund may seek to engage in borrowing under a credit facility.

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Collateral and Subordination Risk. With respect to Loans that are secured, a Fund is subject to the risk that collateral securing the Loan will decline in value or have no value or that the Fund’s lien is or will become junior in payment to other liens. A decline in value of the collateral, whether as a result of market value declines, bankruptcy proceedings or otherwise, could cause the Loan to be under collateralized or unsecured. In such event, the Fund may have the ability to require that the Obligor pledge additional collateral. The Fund, however, is subject to the risk that the Obligor may not pledge such additional collateral or a sufficient amount of collateral. In some cases (for example, in the case of non-recourse Loans), there may be no formal requirement for the Obligor to pledge additional collateral. In addition, collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy an Obligor’s obligation on a Loan. If the Fund were unable to obtain sufficient proceeds upon a liquidation of such assets, this could negatively affect Fund performance.

If an Obligor becomes involved in bankruptcy proceedings, a court may restrict the ability of the Fund to demand immediate repayment of the Loan by Obligor or otherwise liquidate the collateral. A court may also invalidate the Loan or the Fund’s security interest in collateral or subordinate the Fund’s rights under a Senior Loan or Junior Loan to the interest of the Obligor’s other creditors, including unsecured creditors, or cause interest or principal previously paid to be refunded to the Obligor. If a court required interest or principal to be refunded, it could negatively affect Fund performance. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the Obligor did not receive fair consideration for granting the security interest in the Loan collateral to a Fund. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Obligor, but were instead paid to other persons (such as shareholders of the Obligor) in an amount which left the Obligor insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of a Fund’s security interest in Loan collateral. If the Fund’s security interest in Loan collateral is invalidated or a Senior Loan were subordinated to other debt of an Obligor in bankruptcy or other proceedings, the Fund would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the Loan, or the Fund could have to refund interest. Lenders and investors in Loans can be sued by other creditors and shareholders of the Obligors. Losses can be greater than the original Loan amount and occur years after the principal and interest on the Loan have been repaid.

Agent Risk. Selling Lenders, Agents and other entities who may be positioned between a Fund and the Obligor will likely conduct their principal business activities in the banking, finance and financial services industries. Investments in Loans may be more impacted by a single economic, political or regulatory occurrence affecting such industries than other types of investments. Entities engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, government regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally. An Agent, Lender or other entity positioned between a Fund and the Obligor may become insolvent or enter FDIC receivership or bankruptcy. The Fund might incur certain costs and delays in realizing payment on a Loan or suffer a loss of principal and/or interest if assets or interests held by the Agent, Lender or other party positioned between the Fund and the Obligor are determined to be subject to the claims of the Agent’s, Lender’s or such other party’s creditors.

Regulatory Changes. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make Loans, particularly in connection with highly leveraged transactions, the availability of Loans for investment may be adversely affected. Furthermore, such legislation or regulation could depress the market value of Loans held by the Fund.

Inventory Risk. Affiliates of the Adviser may participate in the primary and secondary market for Loans. Because of limitations imposed by applicable law, the presence of the Adviser’s affiliates in the Loan market may restrict a Fund’s ability to acquire some Loans, affect the timing of such acquisition or affect the price at which the Loan is acquired.

Information Risk. There is typically less publicly available information concerning Loans than other types of fixed income investments. As a result, a Fund generally will be dependent on reports and other information provided by the Obligor, either directly or through an Agent, to evaluate the Obligor’s creditworthiness or to determine the Obligor’s compliance with the covenants and other terms of the Loan Agreement. Such reliance may make investments in Loans more susceptible to fraud than other types of investments. In addition, because the Adviser may wish to invest in the publicly traded securities of an Obligor, it may not have access to material non-public information regarding the Obligor to which other Loan investors have access.

Junior Loan Risk. Junior Loans are subject to the same general risks inherent to any Loan investment. Due to their lower place in the Obligor’s capital structure and possible unsecured status, Junior Loans involve a higher degree of overall risk than Senior Loans of the same Obligor. Junior Loans that are Bridge Loans generally carry the expectation that the Obligor will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the Bridge Loan investor to increased risk. An Obligor’s use of Bridge Loans also involves the risk that the Obligor may be unable to locate permanent financing to replace the Bridge Loan, which may impair the Obligor’s perceived creditworthiness.

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Mezzanine Loan Risk. In addition to the risk factors described above, mezzanine loans are subject to additional risks. Unlike conventional mortgage loans, mezzanine loans are not secured by a mortgage on the underlying real property but rather by a pledge of equity interests (such as a partnership or limited liability company membership) in the property owner or another company in the ownership structures that has control over the property. Such companies are typically structured as special purpose entities. Generally, mezzanine loans may be more highly leveraged than other types of Loans and subordinate in the capital structure of the Obligor. While foreclosure of a mezzanine loan generally takes substantially less time than foreclosure of a traditional mortgage, the holders of a mezzanine loan have different remedies available versus the holder of a first lien mortgage loan. In addition, a sale of the underlying real property would not be unencumbered, and thus would be subject to encumbrances by more senior mortgages and liens of other creditors. Upon foreclosure of a mezzanine loan, the holder of the mezzanine loan acquires an equity interest in the Obligor. However, because of the subordinate nature of a mezzanine loan, the real property continues to be subject to the lien of the mortgage and other liens encumbering the real estate. In the event the holder of a mezzanine loan forecloses on its equity collateral, the holder may need to cure the Obligor’s existing mortgage defaults or, to the extent permissible under the governing agreements, sell the property to pay off other creditors. To the extent that the amount of mortgages and senior indebtedness and liens exceed the value of the real estate, the collateral underlying the mezzanine loan may have little or no value.

Foreclosure Risk. There may be additional costs associated with enforcing a Fund’s remedies under a Loan including additional legal costs and payment of real property transfer taxes upon foreclosure in certain jurisdictions or legal costs and expenses associated with operating real property. As a result of these additional costs, the Fund may determine that pursuing foreclosure on the Loan collateral is not worth the associated costs. In addition, if the Fund incurs costs and the collateral loses value or is not recovered by the Fund in foreclosure, the Fund could lose more than its original investment in the Loan. Foreclosure risk is heightened for Junior Loans, including certain mezzanine loans.

Covenant-Lite Obligations. A Fund may invest in or be exposed to floating rate loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations (“covenant-lite obligations”), which are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. A Fund may obtain exposure to covenant-lite obligations through investment in securitization vehicles and other structured products. In current market conditions, many new, restructured or reissued loans and similar debt obligations do not feature traditional financial maintenance covenants, which are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. Covenant-lite obligations allow borrowers to exercise more flexibility with respect to certain activities that may otherwise be limited or prohibited under similar loan obligations that are not covenant-lite. In an investment with a traditional financial maintenance covenant, the borrower is required to meet certain regular, specific financial tests over the term of the investment; in a covenant-lite obligation, the borrower would only be required to satisfy certain financial tests at the time it proposes to take a specific action or engage in a specific transaction (e.g., issuing additional debt, paying a dividend, or making an acquisition) or at a time when another financial criteria has been met (e.g., reduced availability under a revolving credit facility, or asset value falling below a certain percentage of outstanding debt obligations). In addition, in a loan with traditional covenants, the borrower is required to provide certain periodic financial reporting that typically includes a detailed calculation of certain financial metrics; in a covenant-lite obligation, certain detailed financial information is only required to be provided when a financial metric is required to be calculated, which may result in more limited access to financial information, difficulty evaluating the borrower’s financial performance over time and delays in exercising rights and remedies in the event of a significant financial decline. In addition, in the event of default, covenant-lite obligations may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower or take other measures intended to mitigate losses prior to default. Accordingly, a Fund may have fewer rights with respect to covenant-lite obligations, including fewer protections against the possibility of default and fewer remedies, and may experience losses or delays in enforcing its rights on covenant-lite obligations. As a result, investments in or exposure to covenant-lite obligations are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.

Miscellaneous Investment Strategies and Risks

Borrowings. A Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. If a Fund utilizes borrowings, for investment purposes or otherwise, it may pledge up to 33 1/3% of its total assets to secure such borrowings. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative or emergency purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

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Certain types of investments are considered to be borrowings under precedents issued by the SEC. Such investments are subject to the limitations as well as asset segregation requirements.

LIBOR Discontinuance or Unavailability Risk. The London Interbank Offering Rate (“LIBOR”) is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published, and we recommend that you consult your advisors to stay informed of any such developments. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of a Fund’s loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of a Fund’s investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for a Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on a Fund and its investments. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

Commodity-Linked Derivatives. Commodity-linked derivatives are derivative instruments the value of which is linked to the value of a commodity, commodity index or commodity futures. A Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Use of leveraged commodity-linked derivatives creates the possibility for greater loss (including the likelihood of greater volatility of the Fund’s net asset value), and there can be no assurance that a Fund’s use of leverage will be successful. Tax considerations may limit a Fund’s ability to pursue investments in commodity-linked derivatives. The Funds do not currently intend to invest in commodity-linked derivatives.

Commodity-Related Pooled Investment Vehicles. Commodity-related pooled investment vehicles include ownership interests in grantor trusts and other pooled investment vehicles that hold tangible assets such as gold, silver or other commodities or invest in commodity futures. Grantor trusts are typically traded on an exchange.

Investors do not have the rights normally associated with ownership of other types of shares when they invest in pooled investment vehicles holding commodities or commodity futures, including those structured as limited partnerships or grantor trusts holding commodities. For example, the owners of these commodity-related grantor trusts or limited partnerships do not have the right to elect directors, receive dividends or take other actions normally associated with the ownership of shares of a corporation. Holders of a certain percentage of shares in a grantor trust may have the right to terminate the trust or exercise other rights which would not be available to small investors. If investors other than a Fund exercise their right to terminate, a Fund that wishes to invest in the underlying commodity through the pooled investment vehicle will have to find another investment and may not be able to find another vehicle that offers the same investment features. In the event that one or more participants holding a substantial interest in these pooled investment vehicles withdraw from participation, the liquidity of the pooled investment vehicle will likely decrease which could adversely affect the market price of the pooled investment vehicle and result in a Fund incurring a loss on its investments.

These pooled investment vehicles are not registered investment companies, and many are not commodity pools, and therefore, do not have the protections available to those types of investments under federal securities or commodities laws. For example, unlike registered investment companies, these vehicles are not subject to federal securities laws that limit transactions with affiliates, require redemption of shares, or limit sales load. Although shares of these vehicles may be traded on an exchange, there may be no active market for such shares and such shares may be highly illiquid.

These vehicles are subject to the risks associated with direct investments in commodities. The market price of shares of these vehicles will be as unpredictable as the price of the underlying commodity. Many factors can cause a decline in the prices of commodities including a change in economic conditions, such as a recession. This risk is magnified when the commodity is used in manufacturing. In addition, the prices of commodities may be adversely impacted by a change in the attitude of speculators and investors toward the applicable commodity, or a significant increase in commodity price hedging activity. In addition, the value of the shares will be adversely affected if the assets owned by the trust are lost, damaged or of inferior quality.

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The commodities represented by shares of a grantor trust will decrease over the life of the trust due to sales of the underlying commodities necessary to pay trust fees and expenses, including expenses associated with indemnification of certain service providers to the pooled investment vehicle. Without increases in the price of the underlying commodity sufficient to compensate for that decrease, the price of the investment will decline and a Fund will incur a loss on its investment.

Commodity-related grantor trusts are passive investment vehicles. This means that the value of the investment in a grantor trust may be adversely affected by trust losses that, if the trust had been actively managed, might have been possible to avoid. A Fund’s intention to qualify as a regulated investment company under Subchapter M of the Code may limit its ability to make investments in grantor trusts or limited partnerships that invest in commodities or commodity futures.

The Funds do not currently intend to invest in commodity-related pooled investment vehicles.

Cyber Security Risk. As the use of technology has become more prevalent in the course of business, the Funds have become more susceptible to operational and financial risks associated with cyber security, including: theft, loss, misuse, improper release, corruption and destruction of, or unauthorized access to, confidential or highly restricted data relating to a Fund and its shareholders; and compromises or failures to systems, networks, devices and applications relating to the operations of a Fund and its service providers. Cyber security risks may result in financial losses to a Fund and its shareholders; the inability of a Fund to transact business with its shareholders; delays or mistakes in the calculation of a Fund’s net asset value (“NAV”) or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. A Fund’s service providers (including, but not limited to, the Adviser, any Sub-Advisers, administrator, transfer agent, and custodian or their agents), financial intermediaries, companies in which a Fund invests and parties with which a Fund engages in portfolio or other transactions also may be adversely impacted by cyber security risks in their own businesses, which could result in losses to a Fund or its shareholders. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Funds do not directly control the cyber security defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Volcker Rule Risk. Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder (known as the “Volcker Rule”) places restrictions on the activities of banking entities, including the adviser and its affiliates, and may impact the long-term viability of a Fund. Under the Volcker Rule, if the adviser or its affiliates own 25% or more of the ownership interests of a Fund outside of the permitted seeding time period, the Fund could be subject to restrictions on trading that would adversely impact the Fund’s ability to execute its investment strategy. Generally, the permitted seeding period is three years from the implementation of a Fund’s investment strategy. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in a Fund at a time that is sooner than would otherwise be desirable. This may require the sale of Fund securities, which may result in losses, increased transaction costs and adverse tax consequences. In addition, the ongoing viability of a Fund may be adversely impacted by the anticipated or actual redemption of Fund shares owned by the adviser and its affiliates and could result in a Fund’s liquidation.

Exchange-Traded Notes (“ETNs”) are senior, unsecured notes linked to an index. Like ETFs, they may be bought and sold like shares of stock on an exchange. However, ETNs have a different underlying structure. While ETF shares represent an interest in a portfolio of securities, ETNs are structured products that are an obligation of the issuing bank, whereby the bank agrees to pay a return based on the target index less any fees. Essentially, these notes allow individual investors to have access to derivatives linked to commodities and assets such as oil, currencies and foreign stock indexes. ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the New York Stock Exchange) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to principal amount, subject to the day’s index factor. ETN returns are based upon the performance of a market index minus applicable fees. ETNs do not make periodic coupon payments and provide no principal protection. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity. The value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying index remaining unchanged. The timing and character of income and gains derived from ETNs is under consideration by the U.S. Treasury and Internal Revenue Service and may also be affected by future legislation.

Impact of Large Redemptions and Purchases of Fund Shares. Under applicable regulations, the Adviser or an affiliate of the Adviser may be required to reduce its seed investment or other ownership interest in a Fund at a time that is sooner than the Adviser or its affiliate otherwise would. In addition to such redemptions of seed investment, from time to time, shareholders of a Fund (which may include the Adviser or affiliates of the Adviser or accounts for which the Adviser or its affiliates serve as investment adviser or trustee or, for certain Funds, affiliated and/or non-affiliated registered investment companies that invest in a Fund) may make relatively large redemptions or purchases of Fund shares. These transactions may cause a Fund to have to sell securities, or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a

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Fund’s performance to the extent that the Fund is required to sell securities or invest cash at times when it would not otherwise do so, which may result in a loss to the Fund. These transactions may result in higher portfolio turnover, accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and increase transaction costs, which may impact the Fund’s expense ratio. Additionally, a significant reduction in Fund assets would result in Fund expenses being spread over a small asset base, potentially causing an increase in the Fund’s expense ratio. To the extent that such transactions result in short-term capital gains, such gains will generally be taxed at the ordinary income tax rate. In addition to the above information, the Funds’ SAI includes disclosure of accounts holding more than 5% of a Fund’s voting securities.

Capital Gains. A Fund may sell securities and subsequently repurchase the same securities in an effort to manage capital gains distributions. This may occur if a Fund’s unrealized and/or realized capital gains represent a significant portion of its net assets. If this occurs, this will change the timing, amount and/or character of capital gains to be distributed and therefore the amount and timing of tax paid by Fund shareholders will change. In addition, shareholders may experience corresponding tax implications upon redemption as reinvested distributions will generally increase the cost basis of their Fund share position, potentially changing the amount of realized gain or loss. Accordingly, a redeeming shareholder’s total tax liability from distributions and redemptions for a year may be impacted by the character of the distributions and whether or not shares are redeemed in the same year. In addition, a Fund’s repurchased securities when subsequently sold may cause the Fund to realize short-term capital gains or losses rather than long-term capital gains or losses. Repurchases of substantially identical securities within 30 days before or after the securities are sold at a loss will result in the application of the wash sale rules. The Fund would incur additional transaction costs from the selling and repurchasing of securities, and the value of the securities sold may change. An increase or decrease in the value of securities sold prior to being repurchased may impact Fund performance. Additionally, unless otherwise disclosed in a Fund’s prospectus, the Funds are not managed to maximize after-tax returns or tax efficiency for taxable shareholder accounts. As a result, large redemptions could accelerate the realization of capital gains for a shareholder of those Funds. Investors should consider whether a Fund is an appropriate investment in light of their current financial position and retirement needs.

Government Intervention in Financial Markets. Events in the financial sector have resulted in reduced liquidity in credit and fixed income markets and a higher degree of volatility in the financial markets, both domestically and internationally. While entire markets were, and may continue to be, impacted, issuers that have exposure to the real estate, mortgage and credit markets were, and may continue to be, particularly affected. Future market turbulence may have an adverse effect on the Funds’ investments. It is uncertain how long these conditions will continue.

Instability in the financial markets has previously led, and could lead, governments and regulators around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, a lack of liquidity or other adverse conditions. Governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. For instance, in 2016, the SEC adopted rules that regulate the Funds’ management of liquidity risk. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Further, in response to the outbreak of COVID-19, a novel coronavirus disease, the U.S. government passed the Coronavirus Aid, Relief and Economic Security Act (CARES Act) in March 2020, which established loan programs for certain issuers impacted by COVID-19. Among other conditions, borrowers under these loan programs are generally restricted from paying dividends. The adoption of any future legislation could further limit or restrict the ability of issuers to pay dividends. The ongoing effects of COVID-19 could result in continuing volatility in the market, which may negatively impact the performance of the Funds.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds.

Master Limited Partnerships. Certain companies are organized as master limited partnerships (“MLPs”) in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects or provide financial services. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund that invests in an MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement.

The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Investments held by an MLP may be relatively illiquid, limiting the MLP’s ability to vary its portfolio promptly in response to changes in economic or other conditions. In addition, MLPs may have limited financial resources, their securities may trade infrequently and in limited volume and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

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YieldCos. A “YieldCo” is a dividend growth-oriented company, created by a parent company (the “YieldCo Sponsor”), that bundles operating assets in order to generate systematic cash flows. YieldCos are not limited by asset or income composition, but they are generally tied to the energy industry, including, for example, renewable energy projects, that offer predictable cash flows. YieldCos generally serve a similar purpose as MLPs and REITs, which most energy companies cannot establish due to regulatory reasons.

The risks of investing in YieldCos involve risks that differ from investments in traditional operating companies, including risks related to the relationship between the YieldCo and the YieldCo Sponsor. A YieldCo is usually dependent on the management of the YieldCo Sponsor and may be impacted by the development capabilities and financial health of its YieldCo Sponsor. Additionally, a YieldCo Sponsor may have interests that conflict with the interests of its YieldCo and may retain control of the YieldCo through classes of stock held by the YieldCo Sponsor.

A YieldCo’s share price is typically a multiple of its distributable cash flow. Therefore, any event that limits a YieldCo’s ability to maintain or grow its distributable cash flow would likely have a negative impact on the YieldCo’s share price. The share price of a YieldCo can be affected by fundamentals unique to the YieldCo, including the robustness and consistency of its earnings and its ability to meet debt obligations including the payment of interest and principle to creditors. A YieldCo may distribute all or substantially all of the cash available for distribution, which may limit new acquisitions and future growth. A YieldCo may finance its growth strategy with debt, which may increase the YieldCo’s leverage and the risks associated with the YieldCo. The ability of a YieldCo to maintain or grow its dividend distributions may depend on the YieldCo’s ability to minimize its tax liabilities through the use of accelerated depreciation schedules, tax loss carryforwards, and tax incentives. Changes to the current tax code could result in greater tax liabilities, which would reduce a YieldCo’s distributable cash flow.

New Financial Products. New options and futures and other financial products, and various combinations thereof, including over-the-counter products, continue to be developed. These various products may be used to adjust the risk and return characteristics of certain Funds’ investments. These various products may increase or decrease exposure to security prices, interest rates, commodity prices, or other factors that affect security values, regardless of the issuer’s credit risk. If market conditions do not perform as expected, the performance of a Fund would be less favorable than it would have been if these products were not used. In addition, losses may occur if counterparties involved in transactions do not perform as promised. These products may expose the Fund to potentially greater return as well as potentially greater risk of loss than more traditional fixed income investments.

Private Placements, Restricted Securities and Other Unregistered Securities. Subject to its policy limitation, a Fund may acquire investments such as commercial obligations issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(a)(2) under the Securities Act of 1933, as amended (the “1933 Act”), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. These securities may be subject to liquidity risks and certain private placements may be determined to be Illiquid Investments under the Liquidity Risk Management Program applicable to the Funds.

A Fund is subject to a risk that, should the Fund decide to sell such securities when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund’s net assets could be adversely affected. In addition, information about the issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. As a result, prices of such securities may be difficult to value and highly volatile, which could impact the value of a Fund’s net assets. Where a security must be registered under the 1933 Act before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

The Funds may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(a)(2) of the 1933 Act and other restricted securities (i.e., other securities subject to restrictions on resale). Section 4(a)(2) commercial paper (“4(a)(2) paper”) is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Funds, that agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. 4(a)(2) paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in 4(a)(2) paper, thus providing liquidity.

Certain investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material non-public information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

Regulation S Securities. A Fund may invest, either directly or through investments in its wholly-owned subsidiary, in the securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the SEC pursuant to Regulation S under the 1933 Act (“Regulation S Securities”). Offerings of Regulation S Securities may be conducted outside of the United States. Because Regulation S Securities are subject to legal or contractual restrictions on resale, Regulation S Securities may be determined to

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be Illiquid Investments under the Liquidity Risk Management Program applicable to the Funds. Please refer to “Liquidity Risk Management Program” below for further discussion of regulatory considerations and constraints relating to investment liquidity. Furthermore, because Regulation S Securities are generally less liquid than registered securities, a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although Regulation S Securities may be resold in privately negotiated transactions, the price realized from these sales could be less than those originally paid by a Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Accordingly, Regulation S Securities may involve a high degree of business and financial risk and may result in substantial losses.

Investments in the Subsidiary. Investments in the Subsidiary are expected to provide the Credit Opportunities Fund with exposure to Regulation S Securities. The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. The Credit Opportunities Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. It is expected that the Subsidiary will primarily purchase newly-issued Regulation S Securities. The Credit Opportunities Fund will gain exposure to these instruments indirectly by investing in the Subsidiary. To the extent the Credit Opportunities Fund invests in the Subsidiary, the Fund will be subject to the risks associated with those newly-issued Regulation S Securities. The Subsidiary is not registered under the 1940 Act, and is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Credit Opportunities Fund and/or the Subsidiary to operate as described in the Prospectus and this SAI, and could negatively affect the Fund and its shareholders.

Securities Issued in Connection with Reorganizations and Corporate Restructuring. Debt securities may be downgraded and issuers of debt securities including investment grade securities may default in the payment of principal or interest or be subject to bankruptcy proceedings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. A Fund may hold such common stock and other securities even though it does not ordinarily invest in such securities and such common stock or other securities may be denominated in currencies that a Fund may not ordinarily hold.

Stapled Securities. From time to time, the Funds may invest in stapled securities to gain exposure to companies. A stapled security is a security that is comprised of two or more parts that cannot be separated from one another. The resulting security is influenced by both parts, and must be treated as one unit at all times, such as when buying or selling a security. The value of stapled securities and the income derived from them may fall as well as rise. Stapled securities are not obligations of, deposits in, or guaranteed by, the Fund. The listing of stapled securities on a domestic or foreign exchange does not guarantee a liquid market for stapled securities.

Temporary Defensive Positions. To respond to unusual market conditions, all of the Funds may invest their assets in cash or cash equivalents. Cash equivalents are highly liquid, high quality instruments with maturities of three months or less on the date they are purchased (“Cash Equivalents”) for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer term investments and may prevent the Funds from meeting their investment objectives. The percentage of total assets that a Fund may invest in cash or cash equivalents is described in the applicable Fund’s Prospectus. They include securities issued by the U.S. government, its agencies, Government-Sponsored Enterprises (“GSEs”) and instrumentalities, repurchase agreements with maturities of seven days or less, certificates of deposit, bankers’ acceptances, commercial paper, money market mutual funds, and bank deposit accounts. In order to invest in repurchase agreements with the Federal Reserve Bank of New York for temporary defensive purposes, certain Funds may engage in periodic “test” trading in order to assess operational abilities at times when the Fund would otherwise not enter into such a position. These exercises may vary in size and frequency.

Infectious Disease Risk. A worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health and business and market conditions, including exchange trading suspensions and closures, may continue to have a significant negative impact on the performance of a Fund’s investments, increase volatility, and exacerbate other pre-existing political, social and economic risks.

The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets. The impacts of COVID-19, and other epidemics and pandemics that may arise in the future, could adversely affect the economies of many nations, particular regions, or the entire global economy, individual companies and investment products, and the market in general. The full extent of such impacts cannot necessarily be foreseen. The impacts may be short term or may last for an extended period of time, and may exacerbate other pre-existing political, social and economic risks. The value of a Fund and the securities in which a Fund invests may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future. The impact of a pandemic may also negatively affect the liquidity of certain of a Fund’s portfolio holdings and may make it more difficult to value such holdings. Because epidemics and pandemics (such as COVID-19) impact broad segments of businesses and populations at the same time or in close succession, often in unpredictable and significant ways, they create the risk that a Fund’s operations may be interrupted, which may have a significant negative impact on investment performance. Governments, their regulatory agencies, or self-regulatory organizations have taken, and may continue to take, actions that affect the instruments in which a Fund invests, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance.

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Mortgage-Related Securities

Mortgages (Directly Held). Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities (“MBS”), which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by the Adviser.

Directly placed mortgages may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that a Fund forecloses on any non-performing mortgage, and acquires a direct interest in the real property, such Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of a Fund or the Adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of cleanup or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

Mortgage-Backed Securities (“CMOs” and “REMICs”). A Fund may invest in MBS, which are securities that represent pools of mortgage loans assembled and/or securitized for sale to investors. MBS include mortgage pass-through securities and collateralized mortgage obligations (“CMOs”). MBS may be arranged by various governmental agencies, such as the Government National Mortgage Association (“Ginnie Mae”); government sponsored enterprises (“GSEs”), such as the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”); and private issuers, such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies.

A mortgage pass-through security is a pro rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder after paying servicing and guarantee fees.

CMOs are debt securities that are fully collateralized by a portfolio of mortgages or MBS, or re-securitized or reorganized MBS. Unlike mortgage pass-through securities, CMOs may be organized in a variety of different ways to create customized cash flows in different tranches and may offer certain protections against prepayment risk, such as creating more definite maturities. CMOs may pay fixed or variable rates of interest, and certain CMOs have priority over others with respect to the receipt of prepayments. CMOs may be structured as Real Estate Mortgage Investment Conduits (“REMICs”) which are federally tax-exempt entities that may be organized as trusts, partnerships, corporations or other types of associations.

CMOs are also subject to cash flow uncertainty and price volatility. Stripped mortgage securities (a type of potentially high-risk CMO) are created by separating the interest and principal payments generated by a pool of MBS or a CMO to create additional classes of securities. CMOs are subject to principal prepayments on the underlying mortgages and, thus, may be retired earlier than scheduled.

MBS are subject to scheduled and unscheduled principal payments as homeowners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. Therefore, these securities may not be an effective means of locking in long-term interest rates. In addition, when interest rates fall, the pace of mortgage prepayments increase, sometimes rapidly. These refinanced mortgages are paid off at face value (par), causing a loss for any investor who may have purchased the MBS at a price above par. In such an environment, this risk limits the potential price appreciation of these securities and can negatively affect a Fund’s NAV. When rates rise, the prices of mortgage-backed securities can be expected to decline, although historically these securities have experienced smaller price declines than comparable quality bonds. In addition, when rates rise and prepayments slow, the effective duration of MBS extends, resulting in increased volatility. A decline or flattening of housing values may cause delinquencies in the mortgages (especially sub-prime or non-prime mortgages) underlying MBS and thereby adversely affect the ability of the MBS issuer to make principal payments to MBS holders.

MBS issued by the U.S. government and its agencies and instrumentalities may be backed by the full faith and credit of the U.S. government or may be guaranteed as to principal and interest payments. There are a number of important differences among the agencies, GSEs and instrumentalities of the U.S. government that issue MBS and among the securities that they issue.

Ginnie Mae Securities. MBS issued by Ginnie Mae include Ginnie Mae Mortgage Pass-Through Certificates, and CMOs which are guaranteed as to the timely payment of principal and interest by Ginnie Mae. Ginnie Mae’s guarantee is backed by the full faith and credit of the U.S. government. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.

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Fannie Mae and Freddie Mac Securities. MBS issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the U.S. government. Fannie Mae is a government-sponsored enterprise, which is chartered by Congress but owned by private shareholders. Fannie Mae Certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae. MBS issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates and CMOs. Like Fannie Mae, Freddie Mac is a government-sponsored enterprise, which is chartered by Congress but owned by private shareholders. Freddie Mac Certificates are not guaranteed by the U.S. government and do not constitute a debt or obligation of the U.S. government. Freddie Mac Certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

On June 3, 2019, under the FHFA’s “Single Security Initiative,” Fannie Mae and Freddie Mac began issuing uniform mortgage-backed securities (“UMBS”). UMBS are eligible for delivery into the TBA market. Each UMBS has a 55-day remittance cycle and can be used as collateral in either a Fannie Mae or Freddie Mac security or held for investment. Freddie Mac’s legacy TBA-eligible securities have a 45-day remittance cycle and will not be directly eligible for delivery in settlement of a UMBS trade. Freddie Mac will offer investors the opportunity to exchange outstanding legacy mortgage-backed securities for mirror UMBS with a 55-day remittance period. The exchange offer includes compensation for the 10-day delay in receipt of payments. A Fund’s ability to invest in UMBS to the same degree that the Fund currently invests in Fannie Mae and Freddie Mac mortgage-backed securities is uncertain.

While Fannie Mae and Freddie Mac have taken steps for a smooth transition to the issuance of UMBS, the effects of the issuance of UMBS on the MBS and TBA markets are uncertain and there may be factors that affect the timing of the transition to UMBS or the ability of market participants, including a Fund, to adapt to the issuance of UMBS. A Fund may need to consider the tax and accounting issues raised by investments in UMBS and/or the exchange of legacy Freddie Mac securities for UMBS. Additionally, there could be divergence in prepayment rates of UMBS issued by Fannie Mae and Freddie Mac, which could lead to differences in the prices of Fannie Mae- and Freddie Mac-issued UMBS if Fannie Mae and Freddie Mac fail to align programs, policies and practices that affect prepayments. The initial effects of the issuance of UMBS on the market for mortgage-related securities have been relatively minimal, however the long-term effects are still uncertain.

For more information on recent events impacting Fannie Mae and Freddie Mac securities, see “Recent Events Regarding Fannie Mae and Freddie Mac Securities” under the heading “Risk Factors of Mortgage-Related Securities” below.

CMOs and guaranteed REMIC pass-through certificates (“REMIC Certificates”) issued by Fannie Mae, Freddie Mac, Ginnie Mae and private issuers are types of multiple class pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as “regular” interests or “residual” interests. The Funds do not currently intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC Trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage pass-through certificates (the “Mortgage Assets”). The obligations of Fannie Mae, Freddie Mac or Ginnie Mae under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae, Freddie Mac or Ginnie Mae, respectively.

Fannie Mae REMIC Certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

Freddie Mac REMIC Certificates. Freddie Mac guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified residential mortgages or participation therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal on certain PCs referred to as “Gold PCs.”

Ginnie Mae REMIC Certificates. Ginnie Mae guarantees the full and timely payment of interest and principal on each class of securities (in accordance with the terms of those classes as specified in the related offering circular supplement). The Ginnie Mae guarantee is backed by the full faith and credit of the United States.

REMIC Certificates issued by Fannie Mae, Freddie Mac and Ginnie Mae are treated as U.S. government securities for purposes of investment policies.

CMOs and REMIC Certificates provide for the redistribution of cash flow to multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. This reallocation of interest and principal results in the redistribution of prepayment risk across different classes. This allows for the creation of bonds with more or less risk than the underlying collateral exhibits. Principal prepayments on the mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

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The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs and REMIC Certificates include, among others, principal only structures, interest only structures, inverse floaters and “parallel pay” CMOs and REMIC Certificates. Certain of these structures may be more volatile than other types of CMO and REMIC structures. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates, which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount of principal payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes. The Z-Bonds in which the Funds may invest may bear the same non-credit-related risks as do other types of Z-Bonds. Z-Bonds in which the Fund may invest will not include residual interest.

Total Annual Fund Operating Expenses set forth in the fee table and Financial Highlights section of each Fund’s Prospectuses do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception for the definition of “investment company” provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

GSE Credit Risk Transfer Securities and GSE Credit-Linked Notes. GSE Credit risk transfer securities are notes issued directly by a GSE, such as Fannie Mae and Freddie Mac, and GSE credit-linked notes are notes issued by a SPV sponsored by a GSE. Investors in these notes provide credit protection for the applicable GSE’s mortgage-related securities guarantee obligations. In this regard, a noteholder receives compensation for providing credit protection to the GSE and, when a specified level of losses on the relevant mortgage loans occurs, the principal balance and certain payments owed to the noteholder may be reduced. In addition, noteholders may receive a return of principal prior to the stated maturity date reflecting prepayment on the underlying mortgage loans and in any other circumstances that may be set forth in the applicable loan agreement. The notes may be issued in different tranches representing the issuance of different levels of credit risk protection to the GSE on the underlying mortgage loans and the notes are not secured by the reference mortgage loans. There are important differences between the structure of GSE credit risk transfer securities and GSE credit-linked notes.

GSE Credit Risk Transfer Securities Structure. In this structure, the GSE receives the note sale proceeds. The GSE pays noteholders monthly interest payments and a return of principal on the stated maturity date based on the initial investment amount, as reduced by any covered losses on the reference mortgage loans.

GSE Credit-Linked Notes Structure. In this structure, the SPV receives the note sale proceeds and the SPV’s obligations to the noteholder are collateralized by the note sale proceeds. The SPV invests the proceeds in cash or other short-term assets. The SPV also enters into a credit protection agreement with the GSE pursuant to which the GSE pays the SPV monthly premium payments and the SPV compensates the GSE for covered losses on the reference mortgage loans. The SPV pays noteholders monthly interest payments based on the premium payments paid by the GSE and the performance on the invested note sale proceeds. The noteholders also receive a return of principal on a stated maturity date based on the initial investment amount, as reduced by any covered losses on the reference mortgage loans paid by the SPV or the GSE.

Mortgage TBAs. A Fund may invest in mortgage pass-through securities eligible to be sold in the “to-be-announced” or TBA market (“Mortgage TBAs”). Mortgage TBAs provide for the forward or delayed delivery of the underlying instrument with settlement up to 180 days. The term TBA comes from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made, but rather is generally announced 48 hours before the settlement date. Mortgage TBAs are subject to the risks described in the “When-Issued Securities, Delayed Delivery Securities and Forward Commitments” section. Additionally, amendments to applicable rolls include certain mandatory margin requirements for the TBA market, which may require the Funds to pay collateral in connection with their TBA transactions. The required margin could increase the cost of the Funds and add additional complexity for Funds engaging in these transactions.

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Mortgage Dollar Rolls. In a mortgage dollar roll transaction, one party sells MBS, principally Mortgage TBAs, for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. When a Fund enters into TBAs/mortgage dollar rolls, the Fund will segregate or earmark until the settlement date liquid assets, in an amount equal to the agreed-upon purchase price of each long and short position. Economically offsetting TBA positions with the same agency, coupon and maturity date are generally permitted to be netted if the short position settles on the same date or before the long position. During the period between the sale and repurchase in a mortgage dollar roll transaction, the Fund will not be entitled to receive interest and principal payments on securities sold. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the Fund’s right to repurchase or sell securities may be limited. Mortgage dollar rolls may be subject to leverage risks. In addition, mortgage dollar rolls may increase interest rate risk and result in an increased portfolio turnover rate, which increases costs and may increase taxable gains. The benefits of mortgage dollar rolls may depend upon the Adviser’s ability to predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. For purposes of diversification and investment limitations, mortgage dollar rolls are considered to be MBS.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities issued outside the REMIC or CMO structure. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest from the mortgage assets (“IOs”), while the other class will receive all of the principal (“POs”). Mortgage IOs receive monthly interest payments based upon a notional amount that declines over time as a result of the normal monthly amortization and unscheduled prepayments of principal on the associated mortgage POs.

In addition to the risks applicable to mortgage-related securities in general, SMBS are subject to the following additional risks:

Prepayment/Interest Rate Sensitivity. SMBS are extremely sensitive to changes in prepayments and interest rates. Even though these securities have been guaranteed by an agency or instrumentality of the U.S. government, under certain interest rate or prepayment rate scenarios, the Funds may lose money on investments in SMBS.

Interest-Only SMBS. Changes in prepayment rates can cause the return on investment in IOs to be highly volatile. Under extremely high prepayment conditions, IOs can incur significant losses.

Principal-Only SMBS. POs are bought at a discount to the ultimate principal repayment value. The rate of return on a PO will vary with prepayments, rising as prepayments increase and falling as prepayments decrease. Generally, the market value of these securities is unusually volatile in response to changes in interest rates.

Yield Characteristics. Although SMBS may yield more than other MBS, their cash flow patterns are more volatile and there is a greater risk that any premium paid will not be fully recouped. The Adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using certain analytical and hedging techniques.

Privately Issued Mortgage-Related Securities. Non-government issuers, including commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Mortgage pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance of guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof may be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Privately issued mortgage-related securities may not be subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage-related securities may include second mortgages, high loan-to-value ratio mortgages where a government or government-sponsored entity guarantee is not available. The coupon rates and maturities of the underlying mortgage loans in a privately-issued mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans are loans made to borrowers with low credit ratings or other factors that increase the risk of default. For these reasons, the loans underlying these securities historically have had higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-

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related securities, such as those classified as pay-option adjustable rate or Alt-A, at times, have also performed poorly. Even loans classified as prime may experience higher levels of delinquencies and defaults. A decline in real property values across the United States may exacerbate the level of losses that investors in privately issued mortgage-related securities have experienced. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.

Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for these securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

The Funds may purchase privately issued mortgage-related securities that are originated, packaged and serviced by third party entities. Such third parties may have obligations to investors of mortgage-related securities under trust or other documents. For example, loan servicers may be liable to the holder of the mortgage-related securities for negligence or willful misconduct in carrying out their servicing duties. Similarly, loan originators/servicers may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security, which if untrue, may trigger an obligation of the originator/service or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Although trust and other documents may include protective provisions, investors in certain mortgage-related securities have had limited success in enforcing terms or such agreements against such third parties. In addition, such third parties may have had interests that are in conflict with those holders of the mortgage-related securities.

For example, to the extent third party entities are involved in litigation relating to the securities, actions may be taken by such third parties that are adverse to the interest of the holders of the mortgage-related securities, including the Funds, such as withholding proceeds due to holders of the mortgage-related securities, to cover legal or related costs. Any such action could result in losses to the Funds.

In addition, certain mortgage-related securities, which may include loans that originally qualified under standards established by government-sponsored entities (for example, certain REMICs that include Fannie Mae mortgages), are not considered as government securities for purposes of a Fund’s investment strategies or policies and may be subject to the same risks as privately-issued mortgage-related securities. There is no government or government-sponsored guarantee for such privately issued investments.

Adjustable Rate Mortgage Loans. Certain Funds may invest in adjustable rate mortgage loans (“ARMs”). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

Adjustable interest rates can cause payment increases that some borrowers may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the “Maximum Adjustment”). Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to achieve equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.

Certain ARMs may provide for periodic adjustments of scheduled payments in order to amortize fully the mortgage loan by its stated maturity. Other ARMs may permit their stated maturity to be extended or shortened in accordance with the portion of each payment that is applied to interest as affected by the periodic interest rate adjustments.

There are two main categories of indexes which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indexes include the one-year, three-year and five-year constant maturity Treasury bill rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London InterBank Offered Rate (“LIBOR”) (though

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this rate may be discontinued in the future), the prime rate of a specific bank, or commercial paper rates. Some indexes, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of the Fund’s portfolio and therefore in the net asset value of the Fund’s shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indexes.

In general, changes in both prepayment rates and interest rates will change the yield on MBS. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. As is the case with fixed mortgage loans, ARMs may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates than if prevailing interest rates remain constant because the availability of fixed rate mortgage loans at competitive interest rates may encourage mortgagors to refinance their ARMs to “lock-in” a lower fixed interest rate. Conversely, if prevailing interest rates rise significantly, ARMs may prepay at lower rates than if prevailing rates remain at or below those in effect at the time such ARMs were originated. As with fixed rate mortgages, there can be no certainty as to the rate of prepayments on the ARMs in either stable or changing interest rate environments. In addition, there can be no certainty as to whether increases in the principal balances of the ARMs due to the addition of deferred interest may result in a default rate higher than that on ARMs that do not provide for negative amortization.

Other factors affecting prepayment of ARMs include changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgage properties and servicing decisions.

Risk Factors of Mortgage-Related Securities. The following is a summary of certain risks associated with Mortgage-Related Securities:

Guarantor Risk. There can be no assurance that the U.S. government would provide financial support to Fannie Mae or Freddie Mac if necessary in the future. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

Interest Rate Sensitivity. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a mortgage-related security’s stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security’s return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Fund will receive when these amounts are reinvested.

Liquidity. The liquidity of certain MBS varies by type of security; at certain times, a Fund may encounter difficulty in disposing of such investments. In the past, in stressed markets, certain types of MBS suffered periods of illiquidity when disfavored by the market. It is possible that the Fund may be unable to sell a mortgage-backed security at a desirable time or at the value the Fund has placed on the investment.

Market Value. The market value of the Fund’s adjustable rate MBS may be adversely affected if interest rates increase faster than the rates of interest payable on such securities or by the adjustable rate mortgage loans underlying such securities. Furthermore, adjustable rate MBS or the mortgage loans underlying such securities may contain provisions limiting the amount by which rates may be adjusted upward and downward and may limit the amount by which monthly payments may be increased or decreased to accommodate upward and downward adjustments in interest rates. When the market value of the properties underlying the MBS suffer broad declines on a regional or national level, the values of the corresponding MBS or MBS as a whole, may be adversely affected as well.

Prepayments. Adjustable rate MBS have less potential for capital appreciation than fixed rate MBS because their coupon rates will decline in response to market interest rate declines. The market value of fixed rate MBS may be adversely affected as a result of increases in interest rates and, because of the risk of unscheduled principal prepayments, may benefit less than other fixed rate securities of similar maturity from declining interest rates. Finally, to the extent MBS are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the Fund’s principal investment to the extent of the premium paid. On the other hand, if such securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income.

Yield Characteristics. The yield characteristics of MBS differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. As with fixed rate mortgage loans, adjustable rate mortgage loans may be subject to a greater prepayment rate in a declining interest rate environment. The yields to maturity of the MBS in which the Funds invest will be affected by the actual rate of payment (including prepayments) of principal of the underlying mortgage loans. The mortgage loans underlying such securities generally may be prepaid at any time without penalty. In a fluctuating interest rate

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environment, a predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on the mortgage loans and prevailing mortgage loan interest rates taking into account the cost of any refinancing. In general, if mortgage loan interest rates fall sufficiently below the interest rates on fixed rate mortgage loans underlying mortgage pass-through securities, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on the fixed rate mortgage loans underlying the mortgage pass-through securities, the rate of prepayment may be expected to decrease.

Recent Events Regarding Fannie Mae and Freddie Mac Securities. On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement (“SPA”) with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury agreed to purchase 1,000 shares of senior preferred stock with an initial liquidation preference of $1 billion and obtained warrants and options for the purchase of common stock of each of Fannie Mae and Freddie Mac. Under the SPAs as currently amended, the U.S. Treasury has pledged to provide financial support to a GSE in any quarter in which the GSE has a net worth deficit as defined in the respective SPA. The SPAs contain various covenants that severely limit each enterprise’s operations.

The conditions attached to entering into the SPAs place significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the U.S. Treasury to, among other things, (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. Under a letter agreement entered into in January 2021, each enterprise is permitted to retain earnings and raise private capital to enable them to meet the minimum capital requirements under the FHFA’s Enterprise Regulatory Capital Framework. The letter agreement also permits each enterprise to develop a plan to exit conservatorship, but may not do so until all litigation involving the conservatorships is resolved and each enterprise has the minimum capital required by FHFA’s rules. In addition, significant restrictions are placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and MBS, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the U.S. Treasury, market responses to developments at Freddie Mac and Fannie Mae, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any MBS guaranteed by Freddie Mac and Fannie Mae, including any such MBS held by a Fund.

Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The SPAs are intended to enhance each of Fannie Mae’s and Freddie Mac’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed. The FHFA recently announced plans to consider taking Fannie Mae and Freddie Mac out of conservatorship. Should Fannie Mae and Freddie Mac be taken out of conservatorship, it is unclear whether the U.S. Treasury would continue to enforce its rights or perform its obligations under the Senior Preferred Stock Purchase Agreement. It is also unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed post-conservatorship, and what effects, if any, the privatization of Fannie Mae and Freddie Mac will have on their creditworthiness and guarantees of certain mortgage-backed securities. Accordingly, should the FHFA take Fannie Mae and Freddie Mac out of conservatorship, there could be an adverse impact on the value of their securities, which could cause a Fund’s investments to lose value.

Risk Factors Related to GSE Credit Risk Transfer Securities and GSE Credit-Linked Notes. GSE Credit risk transfer securities are general obligations issued by a GSE and are unguaranteed and unsecured. GSE Credit-linked notes are similar, except that the notes are issued by an SPV, rather than by a GSE, and the obligations of the SPV are collateralized by the note proceeds as invested by the SPV, which are invested in cash or short-term securities. Although both GSE credit risk transfer securities and GSE credit-linked notes are unguaranteed, obligations of an SPV are also not backstopped by the Department of Treasury or an obligation of a GSE.

The risks associated with these investments are different than the risks associated with an investment in mortgage-backed securities issued by GSEs or a private issuer. For example, in the event of a default on the obligations to noteholders, noteholders such as the Funds have no recourse to the underlying mortgage loans. In addition, some or all of the mortgage default risk associated with the underlying mortgage loans is transferred to noteholders. As a result, there can be no assurance that losses will not occur on an investment in GSE credit risk transfer securities or GSE credit-linked notes and Funds investing in these instruments may be exposed to the risk of loss on their investment. In addition, these investments are subject to prepayment risk.

In the case of GSE credit-linked notes, if a GSE fails to make a premium or other required payment to the SPV, the SPV may be unable to pay a noteholder the entire amount of interest or principal payable to the noteholder. In the event of a default on the obligations to noteholders, the SPV’s principal and interest payment obligations to noteholders will be subordinated to the SPV’s credit protection payment obligations to the GSE. Payment of such amounts to noteholders depends on the cash available in the trust from the loan proceeds and the GSE’s premium payments.

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Any income earned by the SPV on investments of loan proceeds is expected to be less than the interest payments amounts to be paid to noteholders of the GSE credit-linked notes and interest payments to noteholders will be reduced if the GSE fails to make premium payments to the SPV. An SPV’s investment of loan proceeds may also be concentrated in the securities of a few number of issuers. A noteholder bears any investment losses on the allocable portion of the loan proceeds.

An SPV that issues GSE credit-linked notes may fall within the definition of a “commodity pool” under the Commodity Exchange Act. Certain GSEs are not registered as commodity pool operators in reliance on CFTC no-action relief, subject to certain conditions similar to those under CFTC Rule 4.13(a)(3), which respect to the operation of the SPV. If the GSE or SPV fails to comply with such conditions, noteholders that are investment vehicles, such as the Funds, may need to register as a CPO, which could cause such a Fund to incur increased costs.

Municipal Securities

Municipal securities are issued to obtain funds for a wide variety of reasons. For example, municipal securities may be issued to obtain funding for the construction of a wide range of public facilities such as:

1.	bridges;

2.	highways;

3.	roads;

4.	schools;

5.	waterworks and sewer systems; and

6.	other utilities.

Other	public purposes for which municipal securities may be issued include:

1.	refunding outstanding obligations;

2.	obtaining funds for general operating expenses; and

3.	obtaining funds to lend to other public institutions and facilities.

In addition, certain debt obligations known as “Private Activity Bonds” may be issued by or on behalf of municipalities and public authorities to obtain funds to provide:

1.	water, sewage and solid waste facilities;

2.	qualified residential rental projects;

3.	certain local electric, gas and other heating or cooling facilities;

4.	qualified hazardous waste facilities;

5.	high-speed intercity rail facilities;

6.	governmentally-owned airports, docks and wharves and mass transportation facilities;

7.	qualified mortgages;

8.	student loan and redevelopment bonds; and

9.	bonds used for certain organizations exempt from federal income taxation.

Certain debt obligations known as “Industrial Development Bonds” under prior federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide:

1.	privately operated housing facilities;

2.	sports facilities;

3.	industrial parks;

4.	convention or trade show facilities;

5.	airport, mass transit, port or parking facilities;

6.	air or water pollution control facilities;

7.	sewage or solid waste disposal facilities; and

8.	facilities for water supply.

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Other private activity bonds and industrial development bonds issued to fund the construction, improvement, equipment or repair of privately-operated industrial, distribution, research, or commercial facilities may also be municipal securities. However, the size of such issues is limited under current and prior federal tax law. The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under federal tax law by an annual “volume cap.” The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all governmental instrumentalities in the state.

The two principal classifications of municipal securities consist of “general obligation” and “limited” (or revenue) issues. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer’s general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon appropriation by the issuer’s legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Private activity bonds and industrial development bonds generally are revenue bonds and thus not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds is generally related to the credit of the bank selected to provide the letter of credit underlying the bond. Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor).

The Funds may also acquire “moral obligation” issues, which are normally issued by special purpose authorities, and other tax-exempt investments, including pollution control bonds and tax-exempt commercial paper. Each Fund that may purchase municipal bonds may purchase:

1.	Short-term tax-exempt General Obligations Notes;

2.	Tax Anticipation Notes;

3.	Bond Anticipation Notes;

4.	Revenue Anticipation Notes;

5.	Project Notes; and

6.	Other forms of short-term tax-exempt loans.

Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications. Also, the yields on municipal securities depend upon a variety of factors, including:

1.	general money market conditions;

2.	coupon rate;

3.	the financial condition of the issuer;

4.	general conditions of the municipal bond market;

5.	the size of a particular offering;

6.	the maturity of the obligations; and

7.	the rating of the issue.

The ratings of Moody’s and S&P represent their opinions as to the quality of municipal securities. However, ratings are general and are not absolute standards of quality. Municipal securities with the same maturity, interest rate and rating may have different yields while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of municipal securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligations.

Municipal securities may include obligations of municipal housing authorities and single-family mortgage revenue bonds. Weaknesses in federal housing subsidy programs and their administration may result in a decrease of subsidies available for payment of principal and interest on housing authority bonds. Economic developments, including fluctuations in interest rates and increasing construction and operating costs, may also adversely impact revenues of housing authorities. In the case of some housing authorities, inability to obtain additional financing could also reduce revenues available to pay existing obligations.

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Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period, which may be within a year from the date of issue.

Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above.

Premium Securities. During a period of declining interest rates, many municipal securities in which the Funds invest likely will bear coupon rates higher than current market rates, regardless of whether the securities were initially purchased at a premium.

Risk Factors in Municipal Securities. The following is a summary of certain risks associated with municipal securities.

Tax Risk. The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the United States. Failure by the issuer to comply subsequent to the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

Housing Authority Tax Risk. The exclusion from gross income for Federal income tax purposes for certain housing authority bonds depends on qualification under relevant provisions of the Code and on other provisions of Federal law. These provisions of Federal law contain requirements relating to the cost and location of the residences financed with the proceeds of the single-family mortgage bonds and the income levels of tenants of the rental projects financed with the proceeds of the multi-family housing bonds. Typically, the issuers of the bonds, and other parties, including the originators and servicers of the single-family mortgages and the owners of the rental projects financed with the multi-family housing bonds, covenant to meet these requirements. However, there is no assurance that the requirements will be met. If such requirements are not met:

•	the interest on the bonds may become taxable, possibly retroactively from the date of issuance;

•	the value of the bonds may be reduced;

•	you and other Shareholders may be subject to unanticipated tax liabilities;

•	a Fund may be required to sell the bonds at the reduced value;

•	it may be an event of default under the applicable mortgage;

•	the holder may be permitted to accelerate payment of the bond; and

•	the issuer may be required to redeem the bond.

In addition, if the mortgage securing the bonds is insured by the Federal Housing Administration (“FHA”), the consent of the FHA may be required before insurance proceeds would become payable.

Information Risk. Information about the financial condition of issuers of municipal securities may be less available than that of corporations having a class of securities registered under the SEC.

State and Federal Laws. An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. These laws may extend the time for payment of principal or interest, or restrict the Fund’s ability to collect payments due on municipal securities. In addition, recent amendments to some statutes governing security interests (e.g., Revised Article 9 of the Uniform Commercial Code (“UCC”)) change the way in which security interests and liens securing municipal securities are perfected. These amendments may have an adverse impact on existing municipal securities (particularly issues of municipal securities that do not have a corporate trustee who is responsible for filing UCC financing statements to continue the security interest or lien).

COVID-19. The current COVID-19 pandemic has significantly stressed the financial resources of many municipalities, which may impair their ability to meet their financial obligations and harm the value of the Fund’s investments. Additionally, the impact of the COVID-19 pandemic on U.S. state finances has also led some to suggest that U.S. states should be permitted to file for bankruptcy, which could have an adverse effect on the value of the Fund’s investments.

Litigation and Current Developments. Litigation or other conditions may materially and adversely affect the power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt obligations, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund’s municipal securities in the same manner. Given the recent bankruptcy-type proceedings by the Commonwealth of Puerto Rico, risks associated with municipal obligations are heightened.

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New Legislation. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on tax exempt bonds, and similar proposals may be introduced in the future. The Supreme Court has held that Congress has the constitutional authority to enact such legislation. It is not possible to determine what effect the adoption of such proposals could have on: (i) the availability of municipal securities for investment by the Funds; and (ii) the value of the investment portfolios of the Funds.

Limitations on the Use of Municipal Securities. Certain Funds may invest in municipal securities if the Adviser determines that such municipal securities offer attractive yields. The Funds may invest in municipal securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal securities, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal securities will, to the same extent as interest on such municipal securities, be exempt from federal income tax and state income tax (where applicable) and not be treated as a preference item for individuals for purposes of the federal alternative minimum tax. The Funds may also invest in municipal securities by purchasing from banks participation interests in all or part of specific holdings of municipal securities. Such participation interests may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from a Fund in connection with the arrangement.

Options and Futures Transactions

A Fund may purchase and sell (a) exchange-traded and OTC put and call options on securities, on indexes of securities and other types of instruments, and on futures on securities and indexes of securities and other instruments such as interest rate futures and global interest rate futures and (b) futures on securities and other types of instruments and on indexes of securities and other types of instruments. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

Subject to its investment objective and policies, a Fund may use futures and options for hedging and risk management purposes and to seek to enhance portfolio performance.

Options and futures may be used to manage a Fund’s exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures and buying puts, tend to hedge a Fund’s investments against price fluctuations. Other strategies, including buying futures and buying calls, tend to increase market exposure. Options and futures may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund’s overall strategy in a manner deemed appropriate by the Adviser and consistent with the Fund’s objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund’s return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund’s return. Certain strategies limit a Fund’s possibilities to realize gains, as well as its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions, and these transactions could significantly increase the Fund’s turnover rate.

Certain Funds have filed a notice under the Commodity Exchange Act under Regulation 4.5 and are operated by a person that has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. Certain other Funds may rely on no action relief issued by the CFTC. For Funds that cannot rely on an exclusion from the definition of commodity pool operator, or no action relief from the CFTC, the Adviser is subject to regulation as a commodity pool operator.

Purchasing Put and Call Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction if a liquid market exists. If the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual purchase or sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

The buyer of a typical put option can expect to realize a gain if the value of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

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Selling (Writing) Put and Call Options on Securities. When a Fund writes a put option on a security, it takes the opposite side of the transaction from the option’s purchaser. In return for the receipt of the premium, a Fund assumes the obligation to pay the strike price for the security underlying the option if the other party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option a Fund has written, however, it must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below. If the market value of the underlying securities does not move to a level that would make exercise of the option profitable to its holder, the option will generally expire unexercised, and the Fund will realize as profit the premium it received.

If the price of the underlying securities rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying security directly, however, because the premium received for writing the option should offset a portion of the decline.

Writing a call option obligates a Fund to sell or deliver the option’s underlying security in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

When a Fund writes an exchange-traded put or call option on a security, it will be required to deposit cash or securities or a letter of credit as margin and to make mark-to-market payments of variation margin as the position becomes unprofitable.

Certain Funds will usually sell covered call options or cash-secured put options on securities. A call option is covered if the writer either owns the underlying security (or comparable securities satisfying the cover requirements of the securities exchanges) or has the right to acquire such securities. Alternatively, a Fund will segregate or earmark liquid assets (i) in an amount equal to the Fund’s obligation under the contract with respect to call options or (ii) an amount greater of the market value of the instrument underlying the option or the strike price of the contract with respect to call options. A call option is also covered if a Fund (i) acquires a call option on the same security with a strike price equal to or lower than the strike price of the written call or (ii) acquires a call option on the same security with a strike price higher than the strike price of the written call and segregates liquid assets in an amount equal to the difference between the strike price of the two options. As the writer of a covered call option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation, but may terminate its position by entering into an offsetting option. Once an option writer has received an exercise notice, it cannot effect an offsetting transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

A put option is cash-secured if the writer segregates cash, high-grade short-term debt obligations, or other permissible collateral equity to the exercise price. Alternatively, a put option is covered if a Fund (i) acquires a put option on the same security with a strike price equal to or higher than the strike price of written put or (ii) acquires a put option on the same security with a strike price lower than the strike price of the written put and segregates liquid assets in the amount equal to the difference between the strike price of the two options. When the Fund writes cash-secured put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a cash-secured put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Engaging in Straddles and Spreads. In a straddle transaction, a Fund either buys a call and a put or sells a call and a put on the same security. In a spread, a Fund purchases and sells a call or a put. A Fund will sell a straddle when the Adviser believes the price of a security will be stable. The Fund will receive a premium on the sale of the put and the call. A spread permits a Fund to make a hedged investment that the price of a security will increase or decline.

Options on Indexes. Certain Funds may purchase and sell options on securities indexes and other types of indexes. Options on indexes are similar to options on securities, except that the exercise of index options may be settled by cash payments (or in some instances by futures) and does not involve the actual purchase or sale of securities or the instruments in the index. In addition, these options are designed to reflect price fluctuations in a group of securities or instruments or segment of the securities’ or instruments’ market rather than price fluctuations in a single security or instrument. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio may not change as much as an index because a Fund’s investments generally will not match the composition of an index. Unlike call options on securities, index options are cash settled, or settled with futures in some instances, rather than settled by delivery of the underlying index securities or instruments.

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Certain Funds purchase and sell credit options which are options on indexes of derivative instruments such as credit default swap indexes. Like other index options, credit options can be cash settled or settled with futures in some instances. In addition, credit options can also be settled in some instances by delivery of the underlying index instrument. Credit options may be used for a variety of purposes including hedging, risk management such as positioning a portfolio for anticipated volatility or increasing income or gain to a Fund. There is no guarantee that the strategy of using options on indexes or credit options in particular will be successful.

Funds that sell (write) call and put options on indexes are required to segregate or earmark liquid assets in the amount equal to the market value of the obligation. Alternatively, written call options on indexes may be covered if a Fund (i) acquires a call option for the same securities indexes with a strike price equal to or lower than the strike price of the written call or (ii) acquires a call option on the same securities indexes with a strike price higher than the strike price of the written call and segregates liquid assets in an amount equal to the difference between the strike price of the two options. Written put options on indexes may be covered if a Fund (i) acquires a put option for the same securities indexes with a strike price equal to or higher than the strike price of the written put or (ii) acquires a put option on the same securities indexes with a strike price lower than the strike price of the written put and segregates liquid assets in the amount equal to the difference between the strike price of the two options.

For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option (as defined below), it will be relying on its counterparty to perform its obligations and the Fund may incur additional losses if the counterparty is unable to perform.

Exchange-Traded and OTC Options. All options purchased or sold by a Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (“OTC options”) that meet the Fund’s creditworthiness standards. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction. Accordingly, these OTC options are subject to heightened credit risk, as well as liquidity and valuation risk depending upon the type of OTC options in which the Fund invests.

Futures. When a Fund purchases futures, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or, in the case of index futures, to make a cash payment based on the value of a securities index. When a Fund sells futures, it agrees to sell a specified quantity of the underlying instrument at a specified future date or, in the case of index futures, to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Fund wishes to close out a particular position.

When a Fund purchases futures, the value of the futures tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures will tend to increase a Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells futures, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of futures is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Fund buys or sells futures, it will be required to deposit “initial margin” with a futures commission merchant (“FCM”). Initial margin deposits are typically equal to a small percentage of the contract’s value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments equal to the change in value on a daily basis.

The party that has a gain may be entitled to receive all or a portion of this amount. A Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Fund to close out its futures positions. Until it closes out a futures position, a Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of a Fund’s investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. For cash-settled futures, the Fund will segregate or earmark liquid assets in an amount equal to the mark-to-market value. For physically settled futures, the Fund generally will earmark or segregate liquid assets in an amount equal to the notional value. Futures contracts will be treated as cash-settled for asset segregation purposes when a Fund and/or its Cayman subsidiary have entered into a contractual arrangement (each, a “side letter”) with a third party FCM or other counterparty to off-set the Fund’s or Subsidiary’s exposure under the contract and, failing that, to assign its delivery obligation under the contract to the FCM or counterparty. In calculating the segregation amount, netting of similar contracts is generally permitted. Such assets cannot be sold while the future or option is outstanding unless they are replaced with other suitable assets. By setting aside assets equal only to its net obligation under cash-settled futures or under physically-settled futures for which a Fund and/or its Cayman subsidiary have entered into a side letter, a Fund will have the ability to have exposure to such instruments to a greater extent than if a Fund were required to set aside assets equal to the full notional value of such contracts. There is a possibility that earmarking and reservation of a large percentage of a Fund’s assets could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

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The Funds only invest in futures on securities to the extent they could invest in the underlying securities directly. Certain Funds may also invest in index futures where the underlying securities or instruments are not available for direct investments by the Funds.

Cash Equitization. The objective where equity futures are used to “equitize” cash is to match the notional value of all futures to a Fund’s cash balance. The notional values of the futures and of the cash are monitored daily. As the cash is invested in securities and/or paid out to participants in redemptions, the Adviser simultaneously adjusts the futures positions. Through such procedures, a Fund not only gains equity exposure from the use of futures, but also benefits from increased flexibility in responding to client cash flow needs. Additionally, because it can be less expensive to trade a list of securities as a package or program trade rather than as a group of individual orders, futures provide a means through which transaction costs can be reduced. Such non-hedging risk management techniques involve leverage, and thus present, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

Options on Futures. Futures obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities or other index. Currently, futures are available on various types of securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of securities. Unlike futures, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities or other index on an agreed date, an option on futures entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on futures pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of “variation margin” payments to reflect the change in the value of the underlying contract as does a purchaser or seller of futures.

The seller of an option on futures receives the premium paid by the purchaser and may be required to pay initial margin.

Combined Positions. Certain Funds may purchase and write options in combination with futures or forward contracts to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling futures. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures, it is likely that the standardized options and futures available will not match a Fund’s current or anticipated investments exactly. A Fund may invest in futures and options contracts based on securities or instruments with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Fund’s other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Options and futures prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Liquidity of Options and Futures. There is no assurance that a liquid market will exist for any particular option or future at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures and may halt trading if a contract’s price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund’s access to other assets held to cover its options or futures positions could also be impaired. (See “Exchange-Traded and OTC Options” above for a discussion of the liquidity of options not traded on an exchange.)

Foreign Investment Risk. Certain Funds may buy and sell options on interest rate futures, including global interest rate futures in which the reference interest rate is tied to currencies other than the U.S. dollar. Such investments are subject to additional risks, including the risks associated with foreign investment and currency risk. See “Foreign Investments (including Foreign Currencies)” in this SAI Part II.

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Position Limits. Futures exchanges can limit the number of futures and options on futures that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

Asset Coverage for Futures and Options Positions. A Fund will comply with guidelines established by the SEC with respect to coverage of options and futures by mutual funds, and if the guidelines so require, will set aside or earmark appropriate liquid assets in the amount prescribed. For cash settled futures contracts and options on futures contracts, a Fund will segregate an amount equal to the mark-to-market value of the obligation. For physically settled futures contracts and options on futures contracts, a Fund will segregate an amount equal to the current notional value of the contract or underlying futures contracts, as applicable. Netting is generally permitted of similar contracts. Such assets cannot be sold while the future or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that the reservation of a large percentage of a Fund’s assets could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations. The Funds may also enter into offsetting transactions on futures contracts and options on futures in accordance with guidelines established by the SEC, similar to the transactions as described above in “Selling (Writing) Put and Call Options on Securities.”

Real Estate Investment Trusts (“REITs”)

Certain of the Funds may invest in equity interests or debt obligations issued by REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which a Fund invests in addition to the expenses incurred directly by a Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills and on cash flows, are not diversified, and are subject to default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:

•	limited financial resources;

•	infrequent or limited trading; and

•	more abrupt or erratic price movements than larger company securities.

In addition, small capitalization stocks, such as certain REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

Recent Events Relating to the Overall Economy

The U.S. government, the Federal Reserve, the Treasury, the SEC, the Federal Deposit Insurance Corporation and other governmental and regulatory bodies have taken certain actions to address the 2008-2009 financial crisis and the recent disruption to economies and markets due to the COVID-19 pandemic. These actions included, in part, the enactment by the United States Congress of the “Dodd-Frank Wall Street Reform and Consumer Protection Act,” which was signed into law on July 21, 2010 and imposed a new regulatory framework over the U.S. financial services industry and the consumer credit markets in general, and proposed and final regulations by the SEC. Given the broad scope, sweeping nature, and relatively recent enactment of some of these regulatory measures, the potential impact they could have on securities held by the Funds is unknown. There can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Funds. Furthermore, no assurance can be made that the U.S. government or any U.S. regulatory body (or other authority or regulatory body) will not continue to take further legislative or regulatory action, and the effect of such actions, if taken, cannot be known. However, current efforts by the U.S. government to reduce the impact of regulations on the U.S. financial services industry could lead to the repeal of certain elements of the regulatory framework.

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Additionally, COVID-19 has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of a Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the United States, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.

Derivatives

In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions. The final rule requires the Funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk (“VaR”) leverage limit and certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless a Fund qualifies as a “limited derivatives user,” as defined in the final rule. Under the final rule, when a Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a Fund is a limited derivatives user, but for Funds subject to the VaR testing, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. Compliance with these new requirements will be required by August 19, 2022. Following the compliance date, these requirements may limit the ability of a Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.

Repurchase Agreements

Repurchase agreements may be entered into with brokers, dealers or banks or other entities that meet the Adviser’s credit guidelines. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers or other entities believed by the Adviser to be creditworthy. The Adviser may consider the collateral received and any applicable guarantees in making its determination. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. A Fund will always receive securities as collateral during the term of the agreement whose market value is at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest. The repurchase agreements further authorize the Fund to demand additional collateral in the event that the dollar value of the collateral falls below 100%. A Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities.

All of the Funds that are permitted to invest in repurchase agreements may engage in repurchase agreement transactions that are collateralized fully as defined in Rule 5b-3(c)(1) of the 1940 Act, which has the effect of enabling a Fund to look to the collateral, rather than the counterparty, for determining whether its assets are “diversified” for 1940 Act purposes. The Adviser may consider the collateral received and any applicable guarantees in making its determination. Certain Funds may, in addition, engage in repurchase agreement transactions that are collateralized by money market instruments, debt securities, loan participations, equity securities or other securities, including securities that are rated below investment grade by the requisite NRSROs or unrated securities of comparable quality. For these types of repurchase agreement transactions, the Fund would look to the counterparty, and not the collateral, for determining such diversification.

A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller’s creditors than would be the case with securities owned by the Fund.

Under existing guidance from the SEC, certain Funds may transfer uninvested cash balances into a joint account, along with cash of other Funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

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Reverse Repurchase Agreements

In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act, a reverse repurchase agreement is considered borrowing by a Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Each Fund will earmark and reserve Fund assets, in cash or liquid securities, in an amount at least equal to its purchase obligations under its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which a Fund is obliged to purchase the securities. All forms of borrowing (including reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of a Fund’s total assets, except as permitted by law.

Securities Lending

In order to generate additional income, certain Funds may lend up to 33 1/3% of such Fund’s total assets pursuant to agreements requiring that the loan be continuously secured by collateral equal to at least 100% of the market value plus accrued interest on the securities lent. The Funds may loan securities to borrowers in exchange for cash collateral, which the Funds may reinvest. During the term of the loan, the Funds are entitled to receive amounts equivalent to distributions paid on the loaned securities as well as the return on the cash collateral investments. Upon termination of the loan, the Funds are required to return the cash collateral to the borrower plus an agreed upon amount.

Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or of a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. This risk is increased when a Fund’s loans are concentrated with a single or limited number of borrowers. The earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan. Also, the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of collateral posted. There are no limits on the number of borrowers a Fund may use, and a Fund may lend securities to only one or a small group of borrowers. Funds participating in securities lending bear the risk of loss in connection with investments of the cash collateral received from the borrowers, which do not trigger additional collateral requirements from the borrower.

To the extent that the value or return of a Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the Adviser does not believe that it is prudent to sell the cash collateral investments in the market, a Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Short Selling

In short selling transactions, a Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund, which may result in a loss or gain, respectively. Unlike taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, short sales have no cap on maximum losses, and gains are limited to the price of the security at the time of the short sale. In addition, if the security sold short was first obtained by borrowing it from a lender, such as a broker or other institution, the lender may request, or market conditions may dictate, that the security sold short be returned to the lender on short notice, and the Fund may have to buy the security sold short at an unfavorable price. If this occurs, any anticipated gain to the Fund will be reduced or eliminated, or the short sale may result in a loss.

Short sales of forward commitments and derivatives do not involve borrowing a security. These types of short sales may include futures, options, contracts for differences, forward contracts on financial instruments and options such as contracts, credit linked instruments, and swap contracts.

A Fund may not always be able to borrow a security it wants to sell short. A Fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions. The value of your investment in a Fund will fluctuate in response to movements in the market. Fund performance also will depend on the effectiveness of the Adviser’s research and the management team’s investment decisions. The SEC and financial industry regulatory authorities in other countries may impose prohibitions, restrictions or other regulatory requirements on short sales, which could inhibit the ability of the Adviser to sell securities short on behalf of the Fund. For example, in September 2008, in response to spreading turmoil

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in the financial markets, the SEC temporarily banned short selling in the stocks of numerous financial services companies, and also promulgated new disclosure requirements with respect to short positions held by investment managers. The SEC’s temporary ban on short selling of such stocks has since expired, but should similar restrictions and/or additional disclosure requirements be promulgated, especially if market turmoil occurs, a Fund may be forced to cover short positions more quickly than otherwise intended and may suffer losses as a result. Such restrictions may also adversely affect the ability of a Fund (especially if a Fund utilizes short selling as a significant portion of its investment strategy) to execute its investment strategies generally.

Short sales also involve other costs. A Fund must repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. To borrow the security, a Fund may be required to pay a premium. A Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for a Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, interest or expenses a Fund may be required to pay in connection with the short sale. Until a Fund closes the short position, it will earmark and reserve Fund assets, in cash or liquid securities, to offset a portion of the leverage risk. Realized gains from short sales are typically treated as short-term gains/losses.

Certain of a Fund’s service providers may agree to waive fees and reimburse expenses to limit the Fund’s operating expenses in the amount and for the time period specified in the Fund’s prospectus. The expense limitation does not include certain expenses including, to the extent indicated in the Fund’s prospectus, dividend and interest expense on short sales. In calculating the interest expense on short sales for purposes of this exclusion, the Fund will recognize all economic elements of interest costs, including premium and discount adjustments.

Short-Term Funding Agreements

Short-term funding agreements issued by insurance companies are sometimes referred to as Guaranteed Investment Contracts (“GICs”), while those issued by banks are referred to as Bank Investment Contracts (“BICs”). Pursuant to such agreements, a Fund makes cash contributions to a deposit account at a bank or insurance company. The bank or insurance company then credits to the Fund on a monthly basis guaranteed interest at either a fixed, variable or floating rate. These contracts are general obligations of the issuing bank or insurance company (although they may be the obligations of an insurance company separate account) and are paid from the general assets of the issuing entity.

A Fund will purchase short-term funding agreements only from banks and insurance companies which, at the time of purchase, are rated in one of the three highest rating categories and have assets of $1 billion or more. Generally, there is no active secondary market in short-term funding agreements. Therefore, short-term funding agreements may be considered by a Fund to be illiquid investments.

Special Purpose Acquisition Companies

A Fund may invest in stocks, warrants, rights, debt and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities in a private placement transaction or as part of a public offering. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring or merging with an existing company. The shares of a SPAC are typically issued in “units.” Units include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares of common stock. At a specified time, the rights and warrants may be separated from the common stock at the election of the holder, after which each security typically is freely tradeable. An alternative to private companies making an IPO can be combining with a SPAC, which permits the private company to go public by taking the SPAC’s place on an exchange. Until an acquisition or merger is completed, a SPAC generally invests its assets, less a portion retained to cover expenses, in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. In addition, a Fund may elect not to participate in a proposed SPAC transaction or may be required to divest its interests in the SPAC due to regulatory or other considerations. As a result, it is possible that an investment in a SPAC may lose value.

If an acquisition or merger that meets the requirements of the SPAC is not completed within a pre-established period of time (typically, two years), the funds invested in the SPAC (less any permitted expenses and any losses experienced by the SPAC) are returned to its shareholders. Any warrants or other rights with respect to a SPAC held by a Fund may expire worthless or may be repurchased or retired by the SPAC.

Because SPACs and similar entities are blank check companies and do not have any operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify a merger target and complete an acquisition. Some SPACs pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices and the risks associated with these investments. In addition, the securities issued by a SPAC may be classified as illiquid and/or be subject to restrictions on resale, which may be for an extended time, and may only be traded in the over-the-counter market. If there is no market for the shares of the SPAC or only a thinly traded market for shares or interests in the SPAC develops, a Fund may not be able to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s value. If not subject to a restriction on resale, a Fund may sell its investments in a SPAC at any time, including before, at or after the time of an acquisition or merger.

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An investment in a SPAC may be diluted by additional, later offerings of securities by the SPAC or by other investors exercising existing rights to purchase securities of the SPAC. Generally, SPACs provide the opportunity for common shareholders to have some or all of their shares of common stock redeemed by the SPAC at or around the time of a proposed acquisition or merger. An investment in a SPAC is subject to the risks that any proposed acquisition or merger may not obtain the requisite approval of SPAC shareholders or that an acquisition or merger may prove unsuccessful and lose value. An investment in a SPAC is also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger. The values of investments in SPACs may be highly volatile and may depreciate over time.

In addition, investments in SPACs may be subject to the risks of investing in an IPO. These risks include risks associated with companies that have little or no operating history as public companies, unseasoned trading and small number of shares available for trading and limited information about the issuer. Additionally, investments in SPACs may be subject to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers may be volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time. Although some IPOs may produce high, double-digit returns, such returns are highly unusual and may not be sustainable.

Structured Investments

A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured instruments include structured notes. In addition to the risks applicable to investments in structured investments and debt securities in general, structured notes bear the risk that the issuer may not be required to pay interest on the structured note if the index rate rises above or falls below a certain level. Structured notes and indexed securities may be positively or negatively indexed so that appreciation of the unrelated indicator may produce an increase or decrease in the interest rate, or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. Structured investments include a wide variety of instruments including, without limitation, Collateralized Debt Obligations, credit linked notes, and participation notes and participatory notes.

Total Annual Fund Operating Expenses set forth in the fee table and Financial Highlights section of each Fund’s Prospectus do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception for the definition of “investment company” provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

Credit Linked Notes. Certain Funds may invest in structured instruments known as credit linked securities or credit linked notes (“CLNs”). CLNs are typically issued by a limited purpose trust or other vehicle (the “CLN trust”) that, in turn, invests in a derivative or basket of derivatives instruments, such as credit default swaps, interest rate swaps and/or other securities, in order to provide exposure to certain high yield, sovereign debt, emerging markets, or other fixed income markets. Generally, investments in CLNs represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the CLN. However, these payments are conditioned on the CLN trust’s receipt of payments from, and the CLN trust’s potential obligations, to the counterparties to the derivative instruments and other securities in which the CLN trust invests. For example, the CLN trust may sell one or more credit default swaps, under which the CLN trust would receive a stream of payments over the term of the swap agreements, provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default were to occur, the stream of payments may stop and the CLN trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive as an investor in the CLN trust.

Certain Funds may enter into CLNs structured as “First-to-Default” CLNs. In a First-to-Default CLN, the CLN trust enters into a credit default swap on a portfolio of a specified number of individual securities pursuant to which the CLN trust sells protection to a counterparty. The CLN trust uses the proceeds of issuing investments in the CLN trust to purchase securities, which are selected by the counterparty and the total return of which is paid to the counterparty. Upon the occurrence of a default or credit event involving any one of the individual securities, the credit default swaps terminate and the Fund’s investment in the CLN trust is redeemed for an amount equal to “par” minus the amount paid to the counterparty under the credit default swap.

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Certain Funds may also enter into CLNs to gain access to sovereign debt and securities in emerging markets, particularly in markets where the Fund is not able to purchase securities directly due to domicile restrictions or tax restrictions or tariffs. In such an instance, the issuer of the CLN may purchase the reference security directly and/or gain exposure through a credit default swap or other derivative.

A Fund’s investments in CLNs is subject to the risks associated with the underlying reference obligations and derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk.

Participation Notes and Participatory Notes. Certain Funds may invest in instruments that have similar economic characteristics to equity securities, such as participation notes (also known as participatory notes (“P-notes”)) or other structured instruments that may be developed from time to time (“structured instruments”). Structured instruments are notes that are issued by banks, broker-dealers or their affiliates and are designed to offer a return linked to a particular underlying equity or market.

If the structured instrument were held to maturity, the issuer would pay to the purchaser the underlying instrument’s value at maturity with any necessary adjustments. The holder of a structured instrument that is linked to a particular underlying security or instrument may be entitled to receive dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. Structured instruments have transaction costs. In addition, there can be no assurance that there will be a trading market for a structured instrument or that the trading price of a structured instrument will equal the underlying value of the security, instrument or market that it seeks to replicate. Unlike a direct investment in equity securities, structured instruments typically involve a term or expiration date, potentially increasing the Fund’s turnover rate, transaction costs and tax liability.

Due to transfer restrictions, the secondary markets on which a structured instrument is traded may be less liquid than the market for other securities, or may be completely illiquid, which may expose the Fund to risks of mispricing or improper valuation. Structured instruments typically constitute general unsecured contractual obligations of the banks, broker-dealers or their relevant affiliates that issue them, which subjects the Fund to counterparty risk (and this risk may be amplified if the Fund purchases structured instruments from only a small number of issuers). Structured instruments also have the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate.

Swaps and Related Swap Products

Swap transactions may include, but are not limited to, interest rate swaps, currency swaps, cross-currency interest rate swaps, forward rate agreements, contracts for differences, total return swaps, index swaps, basket swaps, specific security swaps, fixed income sectors swaps, commodity swaps, asset-backed swaps (“ABX”), commercial mortgage-backed securities (“CMBS”) and indexes of CMBS (“CMBX”), credit default swaps, interest rate caps, price lock swaps, floors and collars and swaptions (collectively defined as “swap transactions”).

A Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. They may be bilaterally negotiated between the two parties (referred to as OTC swaps) or traded over an exchange. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated by reference to a “notional amount,”i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a “basket” of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, also known as a “swaption,” upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the swaption as the counterparty.

The “notional amount” of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semiannual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap

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agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a “net basis,” and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

The amount of a Fund’s potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund’s potential loss if it sells a cap or collar. If a Fund buys a cap, floor or collar, however, the Fund’s potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

The use of swap transactions, caps, floors and collars involves investment techniques and risks that are different from those associated with portfolio security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund. The Adviser will consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

A Fund will earmark and reserve Fund assets, in cash or liquid securities, in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will earmark and reserve assets with a daily value at least equal to the excess, if any, of a Fund’s accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will earmark and reserve assets with a daily value at least equal to the full amount of a Fund’s accrued obligations under the agreement. A Fund will not enter into any swap transaction, cap, floor or collar unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees, which are based on various factors, including: (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund’s rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the applicable liquidity restriction on investments in securities that are not readily marketable.

During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the contract.

The federal income tax treatment with respect to swap transactions, caps, floors and collars may impose limitations on the extent to which a Fund may engage in such transactions.

Under the Dodd-Frank Act, certain swaps that were historically traded OTC must now be traded on an exchange or facility regulated by the CFTC and/or centrally cleared (central clearing interposes a central clearinghouse to each participant’s swap). Exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity and transparency, but they do not make swap transactions risk-free. Moving trading to an exchange-type system may increase market transparency and liquidity but may require Funds to incur increased expenses to access the same types of cleared and uncleared swaps. Moreover, depending on the size of a Fund and other factors, the margin required under the clearinghouse rules and by a clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar uncleared swap. But applicable regulators have also adopted rules imposing margin requirements, including minimums, on uncleared swaps, which may result in a Fund and its counterparties posting higher margin amounts for uncleared swaps as well. Recently adopted rules also require centralized reporting of detailed information about many types of cleared and uncleared swaps. Swaps data reporting may result in greater market transparency, but may subject a Fund to additional administrative burdens, and the safeguards established to protect trader anonymity may not function as expected. Implementing these new exchange trading, central clearing, margin and data reporting regulations may increase Fund’s cost of hedging risk and, as a result, may affect returns to Fund investors.

Credit Default Swaps. As described above, swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In the case of a credit default swap (“CDS”), the contract gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the

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credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). CDS include credit default swaps, which are contracts on individual securities, and credit default swap indices (“CDX”), which are contracts on baskets or indexes of securities.

Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. In cases where a Fund is a seller of a CDS contract including a CDX contract, the Fund will segregate or earmark liquid assets equal the notional amount of the contract. Furthermore, a Fund will segregate or earmark liquid assets to cover any accrued payment obligations when it is the buyer of a CDS including CDX. In calculating the amount to be segregated for this purpose, the Fund is not considered to have an accrued payment obligation when it is the buyer of a CDS including a CDX when the contract is in a gain position as no additional amounts are owed to the counterparty. In cases where a Fund is a buyer of a CDS contract including a CDX contract, the Fund will segregate or earmark liquid assets equal to the mark-to-market value when the contract is in a loss position.

If a Fund is a seller of protection under a CDS contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a buyer of protection under a CDS contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a downgrade in credit rating) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund.

For purposes of investment policies and restrictions, the Funds may value a CDS at full exposure value (i.e., the sum of the notional amount for the contract plus the market value). For example, a Fund may value a CDS at full exposure value for purposes of the Fund’s credit quality guidelines because such value in general better reflects the Fund’s actual economic exposure during the term of the CDS agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the CDS. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

The use of CDSs, like all swap agreements, is subject to certain risks. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party. In addition to general market risks, CDSs involve liquidity, credit and counterparty risks. The recent increase in corporate defaults further raises these liquidity and credit risks, increasing the possibility that sellers will not have sufficient funds to make payments. As unregulated instruments, CDSs are difficult to value and are therefore susceptible to liquidity and credit risks. Counterparty risks also stem from the lack of regulation of CDSs. Collateral posting requirements are individually negotiated between counterparties and there is no regulatory requirement concerning the amount of collateral that a counterparty must post to secure its obligations under a CDS. Because they are unregulated, there is no requirement that parties to a contract be informed in advance when a CDS is sold. As a result, investors may have difficulty identifying the party responsible for payment of their claims.

If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. There is no readily available market for trading out of CDS contracts. In order to eliminate a position it has taken in a CDS, the Fund must terminate the existing CDS contract or enter into an offsetting trade. The Fund may only exit its obligations under a CDS contract by terminating the contract and paying applicable breakage fees, which could result in additional losses to the Fund. Furthermore, the cost of entering into an offsetting CDS position could cause the Fund to incur losses.

Contracts for Difference. A contract for difference (“CFD”) is a contract between two parties, typically described as “buyer” and “seller,” stipulating that the seller will pay to the buyer the difference between the current value of an asset and its value in the future. (If the difference is negative, then the buyer instead pays the seller.) In effect, CFDs are financial derivatives that allow a Fund to take advantage of values moving up (long positions) or values moving down (short positions) on underlying assets. A contract for difference offers exposure to price changes in an underlying security without ownership of such security, typically by providing investors the ability to trade on margin. CFDs are over-the-counter derivative instruments that are subject to the credit risk of the counterparty. Because CFDs are not traded on an exchange and may not have an expiration date, CFDs generally are illiquid.

A Fund’s investments in CFDs are subject to the risks associated with the underlying reference obligations and derivative instruments, including, among others, liquidity risk, counterparty risk and margin risk.

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Synthetic Variable Rate Instruments

Synthetic variable rate instruments generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par. The Adviser reviews the structure of synthetic variable rate instruments to identify credit and liquidity risks (including the conditions under which the right to tender the instrument would no longer be available) and will monitor those risks. In the event that the right to tender the instrument is no longer available, the risk to the Fund will be that of holding the long-term bond. In the case of some types of instruments credit enhancement is not provided, and if certain events occur, which may include (a) default in the payment of principal or interest on the underlying bond, (b) downgrading of the bond below investment grade or (c) a loss of the bond’s tax exempt status, then the put will terminate and the risk to the Fund will be that of holding a long-term bond.

Total Annual Fund Operating Expenses set forth in the fee table and Financial Highlights section of each Fund’s Prospectus do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception for the definition of “investment company” provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

Treasury Receipts

A Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”). Receipts in which an entity other than the government separates the interest and principal components are not considered government securities unless such securities are issued through the Treasury Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program.

Trust Preferred Securities

Certain Funds may purchase trust preferred securities, also known as “trust preferreds,” which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. An issuer creates trust preferred securities by creating a trust and issuing debt to the trust. The trust in turn issues trust preferred securities. Trust preferred securities are hybrid securities with characteristics of both subordinated debt and preferred stock. Such characteristics include long maturities (typically 30 years or more), early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. In addition, trust preferred securities issued by a bank holding company may allow deferral of interest payments for up to five years. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

U.S. Government Obligations

U.S. government obligations may include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the federal book-entry system known as STRIPS and Coupon Under Book Entry Safekeeping (“CUBES”). The Funds may also invest in TIPS. U.S. government obligations are subject to market risk, interest rate risk and credit risk.

The principal and interest components of U.S. Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the STRIPS program. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of U.S. Treasury bills with comparable maturities.

Other obligations include those issued or guaranteed by U.S. government agencies, GSEs or instrumentalities. These obligations may or may not be backed by the “full faith and credit” of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by Freddie Mac and Fannie Mae, which are supported only by the credit of such securities, but for which the Secretary of the Treasury has discretionary authority to purchase limited amounts of the agency’s obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

The total public debt of the United States and other countries around the globe as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn and has accelerated in connection with the U.S. government’s response to the COVID-19 pandemic. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain

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systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. Unsustainable debt levels can cause devaluations of currency, prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns, and contribute to market volatility. In addition, the high and rising national debt may adversely impact the U.S. economy and securities in which the Funds may invest. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could: increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt.

In the past, U.S. sovereign credit has experienced downgrades and there can be no guarantee that it will not experience further downgrades in the future by rating agencies. The market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected by a rating agency’s decision to downgrade the sovereign credit rating of the United States.

When-Issued Securities, Delayed Delivery Securities and Forward Commitments

Securities may be purchased on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation, and for money market instruments and other fixed income securities, no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement, a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will earmark and reserve Fund assets, in cash or liquid securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities earmarked and reserved for such purpose and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

Forward Commitments. Securities may be purchased for delivery at a future date, which may increase their overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. In order to invest a Fund’s assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. When a Fund makes a commitment to purchase a security on a forward commitment basis, cash or liquid securities equal to the amount of such Fund’s commitments will be reserved for payment of the commitment. For the purpose of determining the adequacy of the securities reserved for payment of commitments, the reserved securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be reserved for payment of the commitment so that the value of the Fund’s assets reserved for payment of the commitments will equal the amount of such commitments purchased by the respective Fund.

Purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund’s portfolio are subject to changes in value based upon the public’s perception of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then-available cash flow, sale of securities reserved for payment of the commitment, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund’s payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.

To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

ADDITIONAL INFORMATION REGARDING FUND INVESTMENT PRACTICES

Investments in the Asia Pacific Region

The economies in the Asia Pacific region are in all stages of economic development and may be intertwined. The small size of securities markets and the low trading volume in some countries in the Asia Pacific region may lead to a lack of liquidity. The share prices of companies in the region tend to be volatile, and there is a significant possibility of loss. Many of the countries in the region are developing, both politically and economically, and as a result, companies in the region may be subject to risks like nationalization or other forms of government interference, and/or may be heavily reliant on only a few industries or commodities. Investments in the region may also be subject to currency risks, such as restrictions on the flow of money in and out of the country, extreme volatility relative to the U.S. dollar, and devaluation, all of which could decrease the value of a Fund.

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Investments in the European Market

Some of the Funds may invest in securities in the European Market. A Fund’s performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Union. The risk of investing in Europe may be heightened due to steps taken by the United Kingdom to exit the European Union. On January 31, 2020, the United Kingdom officially withdrew from the European Union. On December 30, 2020, the European Union and the United Kingdom signed the EU-UK Trade and Cooperation Agreement (“TCA”), an agreement on the terms governing certain aspects of the European Union’s and the United Kingdom’s relationship, many of which are still to be determined, including those related to financial services. Notwithstanding the TCA, significant uncertainty remains in the market regarding the ramifications of the United Kingdom’s withdrawal from the European Union. The impact on the United Kingdom and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the United Kingdom, Europe and globally, which could have an adverse effect on the value of a Fund’s investments. In addition, if one or more other countries were to exit the European Union or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

Investments in the Commonwealth of Puerto Rico

The Commonwealth of Puerto Rico and certain of its instrumentalities are currently experiencing financial difficulties, including persistent government budget deficits, significant debt service obligations, underfunded government retirement systems, a high unemployment rate and tax erosion from significant out-migration. Since 2017, the Commonwealth of Puerto Rico has received bankruptcy-like protections from debt and unfunded pension obligations. In addition, Puerto Rico is prone to severe weather events and natural disasters. In September 2017, Hurricane Maria struck Puerto Rico, causing major damage to its water, power, and telecommunications infrastructure. Hurricane Maria and other severe weather events or natural disasters that may occur in the future could have a significant and long-lasting adverse impact on Puerto Rico’s economy.

The COVID-19 pandemic and the related governmental and public responses have had, and may continue to have, an adverse effect on Puerto Rico’s economy. Preventative or protective actions that governments have taken, and may continue to take, as a result of the pandemic have resulted in, and may continue to result in, periods of business disruption and reduced or disrupted operations, which could have long-term negative economic effects on Puerto Rico’s economy and Puerto Rico and local government budgets. Although vaccines for COVID-19 have been approved, the timing of the administration of vaccines and the continued risk of variants or mutations of COVID-19, among other factors, make it impossible to predict the timing of an end to the pandemic.

A Fund’s investments in municipal securities may be affected by political and economic developments within the applicable municipality and by the financial condition of the municipality. Certain of the issuers in which a Fund may invest have recently experienced, or may experience, significant financial difficulties. For example, Puerto Rico, in particular, has been experiencing significant financial difficulties and has entered bankruptcy-like proceedings allowing it to halt debt payments pending the restructuring of its debt. A default by issuers of Puerto Rico municipal securities on their obligations under securities held by a Fund may adversely affect the Fund and cause the Fund to lose the value of its investment in such securities.

An insolvent municipality may take steps to reorganize its debt, which might include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures that may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a Fund’s investments in those securities. Pursuant to Chapter 9 of the U.S. Bankruptcy Code, certain municipalities that meet specific conditions may be provided protection from creditors while they develop and negotiate plans for reorganizing their debts. The U.S. Bankruptcy Code provides that individual U.S. states are not permitted to pass their own laws purporting to bind non-consenting creditors to a restructuring of a municipality’s indebtedness, and thus all such restructurings must be pursuant to Chapter 9 of the Bankruptcy Code.

Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Although Puerto Rico is a U.S. Territory, neither Puerto Rico nor its subdivisions or agencies are eligible to file under the U.S. Bankruptcy Code in order to seek protection from creditors or restructure their debt. In June 2016, the U.S. Supreme Court ruled that Puerto Rico legislation that would have allowed certain Puerto Rico public corporations to seek protection from creditors and to restructure their debt was unconstitutional. In the same month, the U.S. Congress passed the Puerto Rico Oversight, Management and Economic Stability Act (“PROMESA”), which established a federally-appointed fiscal oversight board (the

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“Oversight Board”) to oversee Puerto Rico’s financial operations and possible debt restructuring. On May 3, 2017, the Oversight Board filed a debt restructuring petition in the U.S. District Court in Puerto Rico to seek bankruptcy-like protections from, at the time of the filing, approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. In addition to the debt restructuring petition filed on behalf of Puerto Rico, in May 2017, the Oversight Board separately filed debt restructuring petitions for certain Puerto Rico instrumentalities, including the Puerto Rico Highways and Transportation Authority (“HTA”), Puerto Rico Sales Tax Financing Corporation (“COFINA”), Puerto Rico Electric and Power Authority (“PREPA”) and Employee Retirement System. In February 2019, a federal judge approved a Plan of Adjustment reducing COFINA debt from $18 billion to $6 billion. More recently, on January 18, 2022, a federal judge approved a Plan of Adjustment under which the largest portion of Puerto Rico’s debt would be reduced from $33 billion to $7.4 billion. There continue to be ongoing efforts to restructure the debt of certain Puerto Rico instrumentalities, including $6 billion of HTA debt and $9 billion of PREPA debt. There can be no assurances that these debt restructuring efforts will be effective or that Puerto Rico will be able to service debt payments following the completion of the debt restructuring. In addition, any restructurings approved by a federal court could be appealed and overturned. The mediation process and certain litigation is ongoing with respect to certain municipal securities issued by Puerto Rico and its political subdivisions, instrumentalities and authorities. It is not presently possible to predict the results of this mediation and litigation, but such outcomes will have a significant impact on bondholders of those municipal securities. Further legislation by the U.S. Congress, actions by the Oversight Board, or court approval of an unfavorable debt restructuring deal could have a negative impact on the marketability, liquidity or value of certain investments held by a Fund and could reduce a Fund’s performance.

Investments in the Greater China Region

Investing in Mainland China, Hong Kong and Taiwan (collectively, “the China Region”) involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility and significantly smaller market capitalization of securities markets, particularly in Mainland China; (f) substantially less liquidity, particularly of certain share classes of Mainland Chinese securities; (g) currency exchange rate fluctuations and the lack of available currency hedging instruments; (h) higher rates of inflation; (i) controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. dollars; (j) greater governmental involvement in and control over the economy; (k) the risk that the Mainland Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (l) the fact that China Region companies, particularly those located in Mainland China, may be smaller, less seasoned and newly-organized companies; (m) the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in Mainland China; (n) the fact that statistical information regarding the economy of Mainland China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (o) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (p) the fact that the settlement period of securities transactions in foreign markets may be longer; (q) the willingness and ability of the Mainland Chinese government to support the Mainland Chinese and Hong Kong economies and markets is uncertain; (r) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; (s) the rapidity and erratic nature of growth, particularly in Mainland China, resulting in inefficiencies and dislocations; (t) the risk of embargoes, sanctions, investment restrictions and other trade limitations, including that certain securities are, or may in the future, become restricted, and a Fund may be forced to sell such restricted security and incur a loss as a result; and (u) the risk that, because of the degree of interconnectivity between the economies and financial markets of Mainland China, Hong Kong and Taiwan, any sizable reduction in the demand for goods from Mainland China, or an economic downturn in Mainland China, could negatively affect the economies and financial markets of Hong Kong and Taiwan, as well.

Investment in the China Region is subject to certain political risks. Following the establishment of the People’s Republic of China (“PRC”) by the Communist Party in 1949, the Mainland Chinese government renounced various debt obligations incurred by Mainland China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Mainland Chinese government will not take similar action in the future. An investment in a Fund involves risk of a total loss. The political reunification of Mainland China and Taiwan is a highly problematic issue and is unlikely to be settled in the near future. This situation poses a threat to Taiwan’s economy and could negatively affect its stock market. Mainland China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms for fifty years from the July 1, 1997 transfer of sovereignty from Great Britain to Mainland China. However, if Mainland China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance.

As with all transition economies, Mainland China’s ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment. Hong Kong is closely tied to Mainland China, economically and through China’s 1997 acquisition of the country as a Special Autonomous Region (“SAR”). Hong Kong’s success depends, in large part, on its ability to retain the legal, financial, and monetary systems that allow economic freedom and market expansion.

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In addition to the risks inherent in investing in the emerging markets, the risks of investing in Mainland China, Hong Kong, and Taiwan merit special consideration.

People’s Republic of China. The government of the PRC is dominated by the one-party rule of the Chinese Communist Party.

Mainland China’s economy has transitioned from a rigidly central-planned state-run economy to one that has been only partially reformed by more market-oriented policies. Although the Mainland Chinese government has implemented economic reform measures, reduced state ownership of companies and established better corporate governance practices, a substantial portion of productive assets in Mainland China are still owned by the Mainland Chinese government. The government continues to exercise significant control over regulating industrial development and, ultimately, control over Mainland China’s economic growth through the allocation of resources, controlling payment of foreign currency denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies.

Following years of steady growth, the pace of growth of Mainland China’s economy has relatively slowed, partly as a result of the government’s attempts to shift the economy away from export manufacturing and towards domestic consumption and to prevent the overheating of certain sectors. The slow down subjects Mainland China’s economy to significant risks, including economic, social, and political risks. Additionally, Mainland China’s economy remains heavily dependent on exports. The imposition of tariffs or other trade barriers or a downturn in the economy of a significant trading partner could adversely impact Mainland Chinese companies. Over the long term, Mainland China’s major challenges include dealing with its aging infrastructure, worsening environmental conditions and rapidly widening urban and rural income gap.

As with all transition economies, Mainland China’s ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment. The Mainland Chinese legal system, in particular, constitutes a significant risk factor for investors. The Mainland Chinese legal system is based on statutes. Since the late 1970s, Chinese legislative bodies have promulgated laws and regulations dealing with various economic matters such as foreign investment, corporate organization and governance, commerce, taxation, and trade. However, despite the expanding body of law in Mainland China, legal precedent and published court decisions based on these laws are limited and non-binding. The interpretation and enforcement of these laws and regulations are uncertain.

Hong Kong. In 1997, Great Britain handed over control of Hong Kong to the Chinese mainland government. Since that time, Hong Kong has been governed by a semi-constitution known as the “Basic Law,” which guarantees a high degree of autonomy in certain matters until 2047, while defense and foreign affairs are the responsibility of the central government in Beijing. The chief executive of Hong Kong is appointed by the Mainland Chinese government. Hong Kong is able to participate in international organizations and agreements and it continues to function as an international financial center, with no exchange controls, free convertibility of the Hong Kong dollar and free inward and outward movement of capital. The Basic Law guarantees existing freedoms, including free speech and assembly, press, religion, and the right to strike and travel. Business ownership, private property, the right of inheritance and foreign investment are also protected by law. Mainland China has committed by treaty to preserve Hong Kong’s autonomy until 2047. However, as of July 2020, the Chinese Standing Committee of the National People’s Congress enacted the law of the PRC on Safeguarding National Security in the Hong Kong Special Administrative Region. As of the same month, Hong Kong is no longer afforded preferential economic treatment by the United States under U.S. law, and there is uncertainty as to how the economy of Hong Kong will be affected. If Mainland China were to exert its authority so as to alter the economic, political, or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance.

Taiwan. For decades, a state of hostility has existed between Taiwan and the PRC. Beijing has long deemed Taiwan a part of the “one China” and has made a nationalist cause of recovering it. In the past, Mainland China has staged frequent military provocations off the coast of Taiwan and made threats of full-scale military action. Foreign trade has been the engine of rapid growth in Taiwan and has transformed the island into one of Asia’s great exporting nations. However, investing in Taiwan involves the possibility of the imposition of exchange controls, such as restrictions on the repatriation of Fund investments or on the conversion of local currency into foreign currencies. As an export-oriented economy, Taiwan depends on an open world trade regime and remains vulnerable to downturns in the world economy. Taiwanese companies continue to compete mostly on price, producing generic products or branded merchandise on behalf of multinational companies. Accordingly, these businesses can be particularly vulnerable to currency volatility and increasing competition from neighboring lower-cost countries. Moreover, many Taiwanese companies are heavily invested in Mainland China and other countries throughout Southeast Asia, making them susceptible to political events and economic crises in these parts of the region.

Mainland Chinese operating companies sometimes rely on variable interest entity (“VIE”) structures to raise capital from non-Chinese investors. In a VIE structure, a Mainland China-based operating company establishes an entity (typically offshore) that enters into service and other contracts with the Mainland Chinese company designed to provide economic exposure to the company. The offshore entity then issues exchange-traded shares that are sold to the public, including non-Chinese investors (such as a Fund). Shares of the offshore entity are not equity ownership interests in the Mainland Chinese operating company and therefore the ability of the offshore entity to control the activities at the Mainland Chinese company are limited and the Mainland Chinese company may engage in activities that negatively impact investment value. The VIE structure is designed to provide the offshore entity (and in turn, investors in the entity) with economic exposure to the Mainland Chinese company that replicates equity ownership, without actual equity ownership. VIE structures are used due to Mainland Chinese government prohibitions on foreign ownership of companies in certain industries and it is not clear that the contracts are enforceable or that the structures will otherwise work as intended.

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On December 24, 2021, the China Securities Regulatory Commission (“CSRC”) published for consultation the Provisions of the State Council on the Administration of Overseas Securities Offering and Listing by Domestic Companies (Draft for Comments) and Administrative Measures for the Filing of Overseas Securities Offering and Listing by Domestic Companies (Draft for Comments) (together, the “Draft Rules”), which, in effect, require Chinese companies that pursue listings outside of Mainland China, including those that do so using the VIE structure, to make a filing with the CSRC. The Draft Rules propose that companies that are already listed using an existing VIE structure will be grandfathered. Although the Draft Rules effectively signal the CSRC’s acknowledgment of the VIE structure, they are not an endorsement. Further, there is no guarantee that the Draft Rules will ultimately be enacted in their current form and the final version of the Draft Rules may set out more stringent requirements that interfere with the operation of VIE structures by listed Chinese companies. Finally, it is unclear how the Draft Rules, and other laws and regulations promulgated by the CSRC and other government authorities from time to time, might impact Chinese companies that are currently using VIE structures, including how companies operating in “prohibited industries” will be affected, as well as investor appetite for such companies. Despite the Draft Rules and the CSRC’s publications that they do not object to the use of VIE structures for Mainland Chinese companies to raise capital from non-Chinese investors, there is no guarantee that the Mainland Chinese government or a Mainland Chinese regulator will not otherwise interfere with the operation of VIE structures.

Intervention by the Mainland Chinese government with respect to VIE structures could adversely affect the Mainland Chinese operating company’s performance, the enforceability of the offshore entity’s contractual arrangements with the Mainland Chinese company and the value of the offshore entity’s shares. Further, if the Mainland Chinese government determines that the agreements establishing the VIE structure do not comply with Mainland Chinese law and regulations, including those related to prohibitions on foreign ownership, the Mainland Chinese government could subject the Mainland Chinese company to penalties, revocation of business and operating licenses or forfeiture of ownership interests. The offshore entity’s control over the Mainland Chinese company may also be jeopardized if certain legal formalities are not observed in connection with the agreements, if the agreements are breached or if the agreements are otherwise determined not to be enforceable. If any of the foregoing were to occur, the market value of a Fund’s associated portfolio holdings would likely fall, causing substantial investment losses for the Fund.

In addition, Mainland Chinese companies listed on U.S. exchanges, including ADRs and companies that rely on VIE structures, may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements. Delisting could significantly decrease the liquidity and value of the securities of these companies, decrease the ability of a Fund to invest in such securities and increase the cost of the Fund if it is required to seek alternative markets in which to invest in such securities.

Certain Funds may hold a significant weighting in securities listed on either the Shanghai and/or Shenzhen stock exchanges. Securities listed on these exchanges are divided into two classes, A-Shares, which are mostly limited to domestic investors, and B-Shares, which are allocated for both international and domestic investors. A Fund’s exposure to securities listed on either the Shanghai or Shenzhen exchanges will initially be through B-Shares. The government of Mainland China has announced plans to exchange B-Shares for A-Shares and to merge the two markets. Such an event may produce greater liquidity and stability for the combined markets. However, it is uncertain whether or the extent to which these plans will be implemented. In addition to B-Shares, certain Funds may also invest in Hong Kong listed H-Shares, Hong Kong listed Red chips (which are companies owned by Mainland China enterprises, but are listed in Hong Kong), and companies that meet one of the following categories: the company is organized under the laws of, or has a principal office in, China (including Hong Kong and Macau) or Taiwan; the principal securities market for the issuer is Mainland China or Taiwan; the issuer derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in Mainland China or Taiwan; or at least 50% of the issuer’s assets are located in Mainland China or Taiwan.

Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect. The Funds may invest in certain China A-Shares through the Shanghai-Hong Kong Stock Connect Program or the Shenzhen-Hong Kong Stock Connect Program (the “Programs”). The Programs are securities trading and clearing linked programs developed by Hong Kong Exchanges and Clearing Limited (“HKEx”), the Hong Kong Securities Clearing Company Limited (“HKSCC”), Shanghai Stock Exchange (“SSE”), Shenzhen Stock Exchange (“SZSE”) and China Securities Depository and Clearing Corporation Limited (“ChinaClear”) with an objective to achieve mutual stock market access between Mainland China and Hong Kong. The Programs will allow foreign investors to trade certain SSE and SZSE listed China A-Shares through Hong Kong based brokers.

Trading through the Programs are subject to various risks described below, including liquidity risk, currency risk, legal and regulatory uncertainty risk, execution risk, operational risk, tax risk, counterparty risk and credit risk.

Securities purchased under each Program generally may not be sold, purchased or otherwise transferred other than through that Program in accordance with applicable rules. While each Program is not subject to individual investment quotas, daily investment quotas apply to all Program participants, which may restrict or preclude the Fund’s ability to purchase particular securities at a particular time. In addition, securities purchased through the Programs are subject to Mainland Chinese securities regulations that restrict the levels of foreign ownership in local securities which could require a Fund to sell securities if ownership of the securities exceeds applicable quotas. Furthermore, additional restrictions may preclude a Fund from being eligible to invest in certain securities traded through a

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Program. Because all trades in the Programs must be settled in Renminbi (“RMB”), the Mainland Chinese currency, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. Trades through each Program are subject to certain requirements prior to trading which may limit the number of brokers that a Fund may use. This may affect the quality of execution received by a Fund. In addition, applicable laws may, under certain circumstances, require an investor to return profits obtained from the purchase and sale of shares.

The HKSCC provides clearing, settlement, nominee functions and other related services of the trades executed by Hong Kong market participants through an arrangement with ChinaClear. The PRC regulations, which include certain restrictions on selling and buying, will apply to all market participants. In the case of a sale, brokers must have access to certain information about the transaction prior to execution. Because of the various requirements and restrictions applicable to the Programs, a Fund may not be able to purchase and/or dispose of holdings of China A-Shares in a timely manner.

To the extent that HKSCC is deemed to be performing safekeeping functions with respect to assets held through it, it should be noted that the Fund will have no legal relationship with HKSCC and no direct legal recourse against HKSCC in the event that the Fund suffers losses resulting from the performance or insolvency of HKSCC.

The Shanghai-Hong Kong Stock Connect Program began operation in November 2014, and the Shenzhen-Hong Kong Stock Connect Program began operation in December 2016. The relevant regulations relating to the Programs are untested and subject to change. There is no certainty as to how they will be applied which could adversely affect a Fund. The Programs require use of new information technology systems which may be subject to operational risk due to its cross-border nature. If the relevant systems fail to function properly, trading in the Shanghai and Shenzhen markets through the Programs could be disrupted.

As in other emerging and less developed markets, the legislative framework is only beginning to develop the concept of legal/formal ownership and of beneficial ownership or interest in securities in Mainland China. Consequently the applicable courts may consider that any nominee or custodian as registered holder of securities would have full ownership thereof and that a beneficial owner may have no rights whatsoever in respect thereof and may be limited in its ability to pursue claims against the issuer of a security. Additionally, the securities that a Fund may invest in through the Programs may present illiquidity and price volatility concerns and difficulty in determining market valuations of securities due to limited public information on issuers. Such securities may also be subject to limited regulatory oversight and an increased risk of being delisted or suspended. Suspensions or delistings may become widespread, and the length of suspension may be significant and difficult to predict.

The Programs utilize an omnibus clearing structure, and a Fund’s shares will be registered in its custodian’s, subcustodian’s or clearing broker’s name on the HKSCC system and in HKSCC’s name on the ChinaClear system. This may limit a Fund’s Adviser’s or Sub-Adviser’s ability to effectively manage a Fund, and may expose a Fund to the credit risk of its custodian or subcustodian or to greater risk of expropriation.

Similarly, HKSCC would be responsible for the exercise of shareholder rights with respect to corporate actions (including all dividends, rights issues, merger proposals or other shareholder votes). While HKSCC may provide investors with the opportunity to provide voting instructions, investors may not have sufficient time or the opportunity to consider proposals or provide instructions.

The Hong Kong Investor Compensation Fund covers losses in relation to defaults occurring on or after January 1, 2020 by securities brokers in Hong Kong on securities traded on a stock market operated by the SSE or the SZSE and in respect of which an order for sale or purchase is routed through the Programs. Otherwise, defaults with respect to investments in the Programs may not be covered by the China Securities Investor Protection Fund and, without the protection of such programs, will be subject to the risk of default by a broker in Mainland China. In the event ChinaClear defaults, HKSCC’s liabilities under its market contracts with clearing participants will be limited to assisting clearing participants with claims. While it is anticipated that HKSCC will act in good faith to seek recovery of the outstanding stocks and monies from ChinaClear through available legal channels or the liquidation of ChinaClear, there can be no assurances that it will do so, or that it will be successful in doing so. In this event, the Fund may not fully recover its losses and the process could be delayed.

The Programs will only operate on days when both the PRC and Hong Kong markets are open for trading and when banks in each applicable market are open on the corresponding settlement days, and the Funds will only trade through each Program on days that they are open. There may be occasions when it is a normal trading day for the PRC market, but the Fund cannot carry out any China A-Shares trading. A Fund may be subject to risks of price fluctuations in China A-Shares during the time when each Program is not trading as a result. Additionally, different fees and costs are imposed on foreign investors acquiring China A-Shares acquired through the Programs, and these fees and costs may be higher than comparable fees and costs imposed on owners of other securities providing similar investment exposure. There is uncertainty of whether and how certain gains on PRC securities will be taxed, the possibility of the rules being changed and the possibility of taxes being applied retrospectively. Consequently, investors may be advantaged or disadvantaged depending upon the final outcome of how such gains will be taxed and when they subscribed and/or redeemed their shares.

Because the Programs are relatively new, the actual effect on the market for trading China A-Shares with the introduction of large numbers of foreign investors is unknown. The Programs are subject to regulations promulgated by regulatory authorities for the applicable exchanges and further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the Programs, if the authorities believe it necessary to assure orderly markets or for other reasons. There is no guarantee that the exchanges will continue to support the Programs in the future.

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China Interbank Bond Market. The China Interbank Bond Market (“CIBM”) is an OTC market established in 1997, and accounts for approximately 90% of outstanding bond values of the total trading volume in the PRC. On CIBM, domestic institutional investors and certain foreign institutional investors can trade, on a one-to-one quote-driven basis, sovereign bonds, government bonds, corporate bonds, bond repos, bond lending, bills issued by the People’s Bank of China (“PBOC”) and other financial debt instruments. CIBM is regulated and supervised by the PBOC. The PBOC is responsible for, among others, promulgating the applicable CIBM listing, trading and operating rules, and supervising the market operators of CIBM. CIBM provides for two trading models: (i) bilateral negotiation and (ii) “click-and-deal.” The China Foreign Exchange Trading System (“CFETS”) is the unified trading platform for CIBM, on which all products are traded through independent bilateral negotiation on a transaction by transaction basis. A market-making mechanism has also been introduced to improve market liquidity and enhance efficiency with respect to trading on CIBM.

Once a transaction is agreed, the parties will, in accordance with the terms of the transaction, promptly send instructions for the delivery of bonds and funds. Parties are required to have sufficient bonds and funds for delivery on the agreed delivery date. China Central Depository & Clearing Co., Ltd (“CCDC”) will deliver bonds according to the instructions sent by the parties. Clearing banks will handle the transfer of funds and settlement of the payments of the bonds on behalf of the parties.

Certain Funds may invest in certain Chinese fixed income products traded on the CIBM through the “Mutual Bond Market Access between Mainland China and Hong Kong” (“Bond Connect”) program. The Bond Connect program is a new initiative launched in July 2017 established by CFETS, CCDC, Shanghai Clearing House (“SHCH”), and Hong Kong Exchanges and Clearing Limited (“HKEx”) and Central Moneymarkets Unit (“CMU”) of the Hong Kong Monetary Authority (“HKMA”) to facilitate investors from Mainland China and Hong Kong to trade in each other’s bond markets through connection between the Mainland China and Hong Kong financial institutions.

Under the prevailing PRC regulations, eligible foreign investors are allowed to invest in the bonds available on the CIBM through the northbound trading of Bond Connect (“Northbound Trading Link”). There is no investment quota for the Northbound Trading Link. Under the Northbound Trading Link, eligible foreign investors are required to appoint the CFETS or other institutions recognized by the PBOC as registration agents to apply for registration with the PBOC.

Cash deposited in the cash account of a Fund with the relevant onshore settlement agent will not be segregated. In the event of the bankruptcy or liquidation of the onshore settlement agent, the Fund will not have any proprietary rights to the cash deposited in such cash account and may face difficulty and/or encounter delays in recovering such assets, or may not be able to recover it in full or at all, in which case the Fund will suffer losses.

Market volatility and potential lack of liquidity due to low trading volume of certain debt securities in the China interbank bond market may result in prices of certain debt securities traded on such market fluctuating significantly. A Fund is therefore subject to liquidity and volatility risks. The bid and offer spreads of the prices of such securities may be large, and the Fund may therefore incur significant trading and realization costs and may even suffer losses when selling such investments.

A Fund is also exposed to risks associated with settlement procedures and default of counterparties. The counterparty which has entered into a transaction with the Fund may default in its obligation to settle the transaction by delivery of the relevant security or by payment for value.

The Northbound Trading Link refers to the trading platform that is located outside of Mainland China and is connected to CFETS for eligible foreign investors to submit their trade requests for bonds circulated in the CIBM through Bond Connect. HKEx and CFETS will work together with offshore electronic bond trading platforms to provide electronic trading services and platforms to allow direct trading between eligible foreign investors and approved onshore dealers in Mainland China through CFETS.

Eligible foreign investors may submit trade requests for bonds circulated in the CIBM through the Northbound Trading Link provided by offshore electronic bond trading platforms, which will in turn transmit their requests for quotation to CFETS. CFETS will send the requests for quotation to a number of approved onshore dealers (including market makers and others engaged in the market making business) in Mainland China. The approved onshore dealers will respond to the requests for quotation via CFETS, and CFETS will send its responses to those eligible foreign investors through the same offshore electronic bond trading platforms. Once the eligible foreign investor accepts the quotation, the trade is concluded on CFETS.

On the other hand, the settlement and custody of bond securities traded in the CIBM under Bond Connect are conducted through the settlement and custody link between the CMU, as an offshore custody agent, and the CCDC and the SHCH, as onshore custodian and clearing institutions in Mainland China. Under this settlement and custody link, CCDC or the SHCH will effect gross settlement of confirmed trades onshore, and the CMU will process bond settlement instructions from the CMU members on behalf of eligible foreign investors in accordance with its relevant rules.

Pursuant to the prevailing regulations in Mainland China, the CMU, being the offshore custody agent recognized by the HKMA, opens omnibus nominee accounts with the onshore custody agent recognized by the PBOC (i.e., the CCDC and Interbank Clearing Company Limited). All bonds traded by eligible foreign investors will be registered in the name of the CMU, which will hold such bonds as a nominee owner.

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A Fund’s investments in bonds through Bond Connect will be subject to a number of additional risks and restrictions that may affect the Fund’s investments and returns. Bond Connect is relatively new. Laws, rules, regulations, policies, notices, circulars or guidelines relating to Bond Connect (the “Applicable Bond Connect Regulations”) as published or applied by any of Bond Connect Authorities (as defined below) are untested and are subject to change from time to time. There can be no assurance that Bond Connect will not be restricted, suspended or abolished. If such event occurs, a Fund’s ability to invest in the CIBM through Bond Connect will be adversely affected. “Bond Connect Authorities” refers to the exchanges, trading systems, settlement systems, governmental, regulatory or tax bodies which provide services and/or regulate Bond Connect and activities relating to Bond Connect, including, without limitation, the PBOC, the HKMA, the HKEx, the CFETS, the CMU, the CCDC and the SHCH and any other regulator, agency or authority with jurisdiction, authority or responsibility in respect of Bond Connect.

Hedging activities under Bond Connect are subject to the Applicable Bond Connect Regulations and any prevailing market practice. There is no guarantee that a Fund will be able to carry out hedging transactions at terms which are satisfactory to the investment manager of the Fund and to the best interest of the Fund. A Fund may also be required to unwind its hedge in unfavorable market conditions.

Potential lack of liquidity due to low trading volume of certain fixed income securities in the CIBM may result in prices of certain fixed income securities traded on such market fluctuating significantly, which may expose a Fund to liquidity risks. In addition, the fixed income securities traded in the CIBM may be difficult or impossible to sell, and this would affect a Fund’s ability to acquire or dispose of such securities at their intrinsic value.

Although delivery-versus-payment (“DVP”) settlement (e.g., simultaneous delivery of security and payment) is the dominant settlement method adopted by CCDC and SHCH for all bond transactions in the CIBM, there is no assurance that settlement risks can be eliminated. In addition, DVP settlement practices in the PRC may differ from practices in developed markets. In particular, such settlement may not be instantaneous and be subject to a delay of a period of hours. Where the counterparty does not perform its obligations under a transaction or there is otherwise a failure due to CCDC or SHCH (as applicable), a Fund may sustain losses.

It is contemplated that the mainland Chinese authorities will reserve the right to suspend Northbound trading of Bond Connect, if necessary for ensuring an orderly and fair market and that risks are managed prudently. The relevant PRC government authority may also impose “circuit breakers” and other measures to halt or suspend Northbound trading. Where a suspension in the Northbound trading through Bond Connect is effected, a Fund’s ability to access the CIBM bond market will be adversely affected.

Under the prevailing Applicable Bond Connect Regulations, eligible foreign investors who wish to participate in Bond Connect may do so through an onshore settlement agent, offshore custody agent, registration agent or other third parties (as the case may be), who would be responsible for making the relevant filings and account opening with the relevant authorities. A Fund is therefore subject to the risk of default or errors on the part of such agents.

Trading through Bond Connect is performed through newly developed trading platforms and operational systems. There is no assurance that such systems will function properly (in particular, under extreme market conditions) or will continue to be adapted to changes and developments in the market. In the event that the relevant systems fails to function properly, trading through Bond Connect may be disrupted. A Fund’s ability to trade through Bond Connect (and hence to pursue its investment strategy) may therefore be adversely affected. In addition, where a Fund invests in the CIBM through Bond Connect, it may be subject to risks of delays inherent in the order placing and/or settlement.

For a Fund’s investment under Bond Connect, although there is no quota restriction under the Applicable Bond Connect Regulations, relevant information about the Fund’s investments needs to be filed with PBOC, and an updating filing may be required if there is any significant change to the filed information. It cannot be predicted whether PBOC will make any comments on or require any changes with respect to such information for the purpose of filing. If so required, a Fund will need to follow PBOC instructions and make the relevant changes accordingly, which may not be in the best interests of the Fund and the Fund’s investors from a commercial perspective.

The CMU is the “nominee holder” of the bonds acquired by a Fund through Bond Connect. Although the Applicable Bond Connect Regulations expressly provide that investors enjoy the rights and interests of the bonds acquired through Bond Connect in accordance with applicable laws, how a beneficial owner (such as a Fund) of the relevant bonds exercises and enforces its rights over such securities in the courts in China is yet to be tested. Even if the concept of beneficial ownership is recognized under Chinese law, those securities may form part of the pool of assets of such nominee holder, which may be available for distribution to creditors upon liquidation of such nominee holder, and accordingly, a beneficial owner may have no rights whatsoever in respect thereof.

Northbound trading through Bond Connect is able to be undertaken on days upon which the CIBM is open to trade, regardless of whether they are a public holiday in the domicile of a Fund. Accordingly, it is possible that bonds traded through Bond Connect may be subject to fluctuation at times when a Fund is unable to buy or sell bonds, as its globally-based intermediaries are not available to assist with trades. Accordingly, this may cause a Fund to be unable to realize gains, avoid losses or benefit from an opportunity to invest in mainland CIBM bonds at an attractive price.

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CIBM bonds under Northbound Trading of Bond Connect will be traded and settled in RMB. If a Fund issues classes denominated in a currency other than RMB, the Fund will be exposed to currency risk if the Fund invests in a RMB product due to the need for the conversion of the currency into RMB. A Fund will also incur currency conversion costs. Even if the price of the RMB asset remains the same when a Fund purchases and redeems, the Fund will still incur a loss when it converts the redemption proceeds into local currency if RMB has depreciated. Also, as a Fund may either settle CIBM bonds using offshore RMB (“CNH”) or by converting offshore currency into onshore RMB (“CNY”), any divergence between CNH and CNY may adversely impact investors.

People’s Republic of China Tax Considerations

Corporate Income Tax

If a Fund is considered a tax resident enterprise of the PRC, it will be subject to PRC corporate income tax (“CIT”) at 25% on its worldwide taxable income. If a Fund is considered a non-tax resident enterprise with a permanent establishment or place or establishment of business (“PE”) in the PRC, the profits attributable to that PE would be subject to CIT at 25%. Under the PRC CIT Law effective from January 1, 2008 and its implementation rules, a non-PRC tax resident enterprise without a PE in the PRC will generally be subject to withholding income tax (“WIT”) of 10% on its PRC sourced income, including but not limited to passive income (e.g. dividends, interest, gains arising from transfer of assets, etc.).

Each Fund is intended to be managed and operated in such a manner that the Fund should not be treated as a tax resident enterprise of the PRC or a non-PRC tax resident enterprise with a PE in the PRC for CIT purposes, although due to uncertainty in tax laws and practices in the PRC, this result cannot be guaranteed.

Interest

Except for interest income from certain bonds (i.e., government bonds, local government bonds and railway bonds which are entitled to a 100% PRC CIT exemption and 50% PC CIT exemption respectively in accordance with the Implementation Rules to the Enterprise Income Tax Law and a circular dated March 19, 2016 on the Circular on Income Tax Policies on Interest Income from Railway Bonds under Caishui [2016] No. 30), non-PRC tax resident enterprises are subject to PRC WIT on the payment of interests on debt instruments issued by PRC tax resident enterprises, including bonds issued by enterprises established within the PRC. The general WIT rate applicable is 10%, subject to reduction under an applicable double tax treaty and agreement by the PRC tax authorities. Interest derived from government bonds issued by the in-charge Finance Bureau of the State Council and/or local government bonds approved by the State Council is exempt from PRC CIT under the PRC CIT Law.

On November 22, 2021, the Ministry of Finance and State Administration of Taxation jointly issued Circular [2021] No. 34 (“Circular 34”) to clarify that foreign institutional investors (including foreign institutional investors under Bond Connect) are temporarily exempt from PRC WIT and value-added tax (“VAT”) with respect to bond interest income derived in the PRC bond market for the period from November 7, 2021 to December 31, 2025. As this exemption is only temporary according to Circular 34, it remains unclear whether such an exemption will also apply after December 31, 2025 or what the PRC tax treatment will be after this date. It still remains to be confirmed as to the PRC WIT and VAT treatment with respect to non-government bond interest derived prior to November 7, 2018, being the date on which the WIT and VAT exemption for foreign institutional investors with respect to bond interest income derived from PRC bonds was first introduced.

Dividend

Under the current PRC CIT Law and its implementation rules, non-PRC tax resident enterprises are subject to PRC WIT on cash dividends and bonus distributions from PRC tax resident enterprises. The general WIT rate applicable is 10%, subject to reduction under an applicable double tax treaty and agreement by the PRC tax authorities.

Capital Gain

Based on the CIT Law and its implementation rules, “income from the transfer of property” sourced from the PRC by non-PRC tax resident enterprises should be subject to 10% PRC WIT unless exempt or reduced under an applicable tax treaty and agreement by the PRC tax authorities. The Ministry of Finance (“MoF”), State Administration of Taxation (“SAT”) and the CSRC issued joint circulars to clarify the taxation of the Programs, in which capital gain realized from the transfer of A-Shares is temporarily exempt from PRC WIT. The MoF, the SAT and the CSRC issued joint circulars Caishui [2014] No. 81 and Caishui [2016] No. 127 to clarify the taxation of the Programs, in which capital gain realized from the transfer of A-Shares via the Programs is temporarily exempt from PRC WIT.

Capital gains derived by non-resident institutional investors (with no place or establishment or permanent establishment in the PRC) from the trading of bonds through the Bond Connect are technically non-PRC-sourced income under the current CIT law and regulations, therefore, not subject to PRC CIT. While the PRC tax authorities are currently enforcing such non-taxable treatment in practice, there is a lack of clarity on such non-taxable treatment under the current CIT regulations.

VAT and Other Surcharges

According to the Circular Caishui [2016] 36 (“Circular 36”), VAT at 6% shall be levied on the difference between the selling and buying prices of those marketable securities.

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The gains derived from trading of marketable securities (including A-Shares and other PRC listed securities) are exempted from VAT in the PRC under Circular 36 and Caishui [2016] No. 70. In addition, deposit interest income and interest received from government bonds and local government bonds are also exempt from VAT.

According to Circular 34, the foreign institutional investors are temporarily exempt from VAT with respect to bond interest income derived in the PRC bond market for the period from November 7, 2021 to December 31, 2025. However, there is no guarantee that such temporary tax exemption will continue to apply, will not be repealed and re-imposed retrospective, or that no new tax regulations and practice in China specifically relating to the PRC bond market will not be promulgated in the future. Dividend income or profit distributions on equity investment derived from PRC are not included in the taxable scope of VAT.

In addition, urban maintenance and construction tax (currently at the rate ranging from 1% to 7%), educational surcharge (currently at the rate of 3%) and local educational surcharge (currently at the rate of 2%) are imposed based on the VAT liabilities.

Stamp Duty

Stamp duty under the PRC laws generally applies to the execution and receipt of all taxable documents listed in the PRC’s Provisional Rules on Stamp Duty. Stamp duty is generally imposed on the sale of PRC-listed shares at a rate of 0.1% of the sales consideration. The relevant Fund will be subject to this tax on each disposal of PRC listed shares. No stamp duty is expected to be imposed on non-PRC tax resident holders of government and corporate bonds, either upon issuance or upon a subsequent transfer of such bonds. Non-PRC tax resident shareholders will not be subject to PRC tax on distributions received from the relevant Fund, or on gains derived from the disposal of shares.

There can be no guarantee that no new tax laws, regulations and practice in the PRC specifically relating to the Programs or CIBM regime (as the case may be) may be promulgated in the future and may be applied retrospectively. The promulgation of such new laws, regulations and practice may operate to the advantage or disadvantage of the Shareholders due to the relevant Fund’s investments in the PRC market.

Investors should inform themselves of, and where appropriate consult their professional advisors on, the possible tax consequences of subscribing for, buying, holding, converting, redeeming or otherwise disposing of Shares under the laws of their country of citizenship, residence, or domicile or incorporation.

Investments in India

Securities of many issuers in the Indian market may be less liquid and more volatile than securities of comparable U.S. domestic issuers, but may offer the potential for higher returns over the long term. Indian securities will generally be denominated in foreign currency, mainly the rupee. Accordingly, the value of the Fund will fluctuate depending on the rate of exchange between the U.S. dollar and such foreign currency. India has less developed clearance and settlement procedures, and there have been times when settlements have been unable to keep pace with the volume of securities and have been significantly delayed. The Indian stock exchanges have in the past been subject to closure, broker defaults and broker strikes, and there can be no certainty that this will not recur. In addition, significant delays are common in registering transfers of securities, and the Fund may be unable to sell securities until the registration process is completed and may experience delays in receipt of dividends and other entitlements.

The value of investments in Indian securities may also be affected by political and economic developments, social, religious or regional tensions, changes in government regulation and government intervention, high rates of inflation or interest rates and withholding tax affecting India. The risk of loss may also be increased because there may be less information available about Indian issuers since they are not subject to the extensive accounting, auditing and financial reporting standards and practices which are applicable in North America. There is also a lower level of regulation and monitoring of the Indian securities market and its participants than in other more developed markets.

Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree. In addition, the availability of financial instruments with exposure to Indian financial markets may be substantially limited by the restrictions on investments by persons resident outside of India under the Foreign Portfolio Investment regime.

India’s guidelines under which foreign investors may invest in Indian securities are evolving. There can be no assurance that these investment control regimes will not change in a way that makes it more difficult or impossible for a Fund to implement investment objectives or repatriate its income, gains and initial capital from these countries. Similar risks and considerations will be applicable to the extent that a Fund invests in other countries. Recently, certain policies have served to restrict foreign investment, and such policies may have the effect of reducing demand for such investments.

India may require withholding on dividends paid on portfolio securities and on realized capital gains. In the past, these taxes have sometimes been substantial. There can be no assurance that restrictions on repatriation of a Fund’s income, gains or initial capital from India will not occur.

A high proportion of the shares of many issuers in India may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. In addition, further issuances, or the perception that such issuances may occur, of securities by Indian issuers in which a Fund has invested could dilute the earnings per share of a Fund’s investment and could

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adversely affect the market price of such securities. Sales of securities by such issuer’s major shareholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities and, in turn, a Fund’s investment. The prices at which investments may be acquired may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by a Fund in particular securities. Similarly, volume and liquidity in the bond markets in India are less than in the United States, and at times, price volatility can be greater than in the United States. The limited liquidity of securities markets in India may also affect a Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, India’s securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Political and economic structures in India are undergoing significant evolution and rapid development, and may lack the social, political and economic stability characteristic of the United States. The risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of investments in India and the availability of additional investments. The laws in India relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain or enforce a judgment in the courts in India than it is in the United States. Monsoons and natural disasters also can affect the value of investments.

Religious and border disputes persist in India. Moreover, India has from time to time experienced civil unrest and hostilities with neighboring countries such as Pakistan. The Indian government has confronted separatist movements in several Indian states. The longstanding dispute with Pakistan over the bordering Indian state of Jammu and Kashmir, a majority of whose population is Muslim, remains unresolved. If the Indian government is unable to control the violence and disruption associated with these tensions, the results could destabilize the economy and, consequently, adversely affect the Fund’s investments.

A Fund may use P-notes. Indian-based brokerages may buy Indian-based securities and then issue P-notes to foreign investors. Any dividends or capital gains collected from the underlying securities may be remitted to the foreign investors. However, unlike ADRs, notes are subject to credit risk based on the uncertainty of the counterparty’s (i.e., the Indian-based brokerage’s) ability to meet its obligations.

Investments in Japan

The Japanese economy may be subject to economic, political and social instability, which could have a negative impact on Japanese securities. In the past, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. Furthermore, the Japanese economic growth rate could be impacted by Bank of Japan monetary policies, rising interest rates, tax increases, budget deficits, consumer confidence and volatility in the Japanese yen. At times, the Japanese economy has been adversely impacted by government intervention and protectionism, changes in its labor market, and an unstable financial services sector. International trade, government support of the financial services sector and other troubled sectors, government policy, natural disasters, an aging demographic and declining population and/or geopolitical developments associated with actual or potential conflicts with one or more countries in Asia could significantly affect the Japanese economy. Strained foreign relations with neighboring countries (China, South Korea, North Korea and Russia) may not only negatively impact the Japanese economy but also the geographic region as well as globally. A significant portion of Japan’s trade is conducted with developing nations and can be affected by conditions in these nations or by currency fluctuations. Japan is an island state with few natural resources and limited land area and is reliant on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Japanese economy. In addition, Japan’s economy has in the past and could in the future be significantly impacted by natural disasters.

Investments in the Middle East and Africa

Certain countries in the region are in early stages of development. As a result, there may be a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Brokers may be fewer in number and less well capitalized than brokers in more developed regions. Certain economies in the region depend to a significant degree upon exports of commodities and are vulnerable to changes in commodity prices, which in turn may be affected by a variety of factors. In addition, certain governments in the region have exercised substantial influence over the private sector, including ownership or control of companies. Governmental actions in the future could have a significant economic impact. In particular, changes in investment policies or shifts in the prevailing political climate could result in the introduction of changes to Government regulations with respect to price controls, export and import controls, income and other taxes, foreign ownership restrictions, foreign exchange and currency controls and labor and welfare benefit policies. Unexpected changes in these policies or regulations could lead to increased investment, operating or compliance expenses. Any such changes could have a material adverse effect on a Fund and a Fund manager’s business, financial condition and results of operations. Certain countries in the region may be susceptible to armed conflict, territorial disputes, historical animosities, regional instability, terrorist activities and religious, ethnic and/or socioeconomic unrest. Such developments could have a negative effect on economic growth and could result in significant disruptions in the securities markets, including securities held by a Fund. Specific country risks that may have a material adverse effect on a Fund’s business, financial condition and results of operations are: potential political instability, riots or other forms

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of civil disturbance or violence; war, terrorism, invasion, rebellion or revolution; Government interventions, including expropriation or nationalization of assets, increased protectionism and the introduction of tariffs or subsidies; changing fiscal and regulatory regimes; arbitrary or inconsistent Government action; inflation in local economies; cancellation, nullification or unenforceability of contractual rights; and underdeveloped industrial and economic infrastructure. In particular, since late 2010, there have been significant civil disturbances and events resulting from political turmoil affecting several countries in the Middle East and North Africa (“MENA”) Region, which to date have led to the collapse, or near collapse, of the political regimes of Syria, Tunisia, Egypt and Libya. There are on-going protests in other countries in the MENA Region, including strikes, demonstrations, marches and rallies. In addition, since late 2011 tensions between western nations and Iran in respect of Iran’s nuclear program have escalated, with Iran threatening to block the Strait of Hormuz and western nations implementing more severe economic sanctions against Iran. Such continuing instability and unrest in the MENA Region may significantly impact economies in the region. Such impacts could occur through a lower flow of foreign direct investment into the region, the outflow of expatriate residents or capital, or increased volatility in the global and regional financial markets. Certain Middle Eastern and African countries have currencies pegged to the U.S. dollar, which, if abandoned, could cause sudden and significant currency adjustments, which could impact the Fund’s investment returns in those countries. The legal systems, and the unpredictability thereof, in certain countries in the region also may have an adverse impact on the Fund and may expose the Fund to significant or unlimited liabilities. Investment in certain countries in the region by the Fund may be restricted or prohibited under applicable regulation, and the Fund, as a foreign investor, may be required to obtain approvals and may have to invest on less advantageous terms (including price) than nationals. A Fund’s investments in securities of a country in the region may be subject to economic sanctions or other government restrictions, which may negatively impact the value or liquidity of the Fund’s investments. Investments in the region may adversely impact the operations of the Fund through the delay of the Fund’s ability to exercise its rights as a security holder. Substantial limitations may exist in the region with respect to the Fund’s ability to repatriate investment income, capital gains or its investment. Securities which are subject to material legal restrictions on repatriation of assets will be considered illiquid securities by the Fund and subject to the limitations on illiquid investments.

Saudi Arabia. To the extent a Fund invests in securities issued by Saudi Arabian issuers, the Fund may be subject to the risk of investing in those issuers. Saudi Arabian issuers may be impacted by the Saudi Arabian economy, which is significantly tied to petroleum exports. As a result, a reduction in petroleum exports with key partners or in petroleum prices could have an overall impact on the Saudi Arabian economy. The Saudi Arabian economy also relies heavily on cheap, foreign labor, and changes in the availability of this labor supply could have an adverse effect on the economy.

Although liberalization in the wider Saudi Arabian economy is underway, the government of Saudi Arabia exercises substantial influence over many aspects of the private sector. Political instability in Saudi Arabia or instability in the larger Middle East region could adversely impact the economy of Saudi Arabia. Instability may be caused by, among other things: military developments; government interventions in the marketplace; terrorism; extremist attitudes; attempted social or political reforms; religious differences; and other factors. Additionally, anti-Western views held by certain groups in the Middle East may influence the government of Saudi Arabia’s policies regarding foreign investment. In addition, certain issuers located in Saudi Arabia may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer that operates in, or has dealings with, such countries. A Fund, as an investor in such issuers, will be indirectly subject to those risks. A Fund is also subject to the risk of expropriation or nationalization of assets and property or the risk of restrictions on foreign investments and repatriation of capital.

The ability of foreign investors, including the Funds, to invest in Saudi Arabian issuers is relatively new and untested, and such ability may be revoked or restricted by the government of Saudi Arabia in the future, which may materially affect a Fund. A Fund may be unable to obtain or maintain the required licenses, which would affect the Fund’s ability to buy and sell securities at full value. Additionally, a Fund’s ownership of any single issuer listed on the Saudi Arabian Stock Exchange may be limited by the Saudi Arabia Capital Market Authority (“CMA”). Major disruptions or regulatory changes may occur in the Saudi Arabian market, which could negatively impact the Funds.

The securities markets in Saudi Arabia may not be as developed as those in other countries. As a result, securities markets in Saudi Arabia are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Shares of certain Saudi Arabian companies tend to trade less frequently than those of companies on exchanges in more developed markets, which may adversely affect the pricing of these securities and a Fund’s ability to sell these securities in the future. Current regulations in the Saudi Arabian securities markets may require a Fund to execute trades of securities through a single broker. As a result, the investment adviser will have less flexibility to choose among brokers on behalf of a Fund than is typically the case for investment managers.

A Fund’s ability to achieve its investment objective depends on the ability of the investment adviser to maintain its status as a Qualified Foreign Investor (“QFI”) with the CMA and the Fund as a client of a QFI who has been approved by the CMA (a “QFI Client”). Even if a Fund obtains QFI Client status, the Fund may not have an exclusive investment quota and will be subject to foreign investment limitations and other regulations imposed by the CMA on QFIs and QFI Clients (individually and in the aggregate), as well as local market participants. QFI regulations and local market infrastructure are relatively new and have not been tested and the CMA may discontinue the QFI regime at any time. Any change in the QFI system generally, including the possibility of the investment adviser or a Fund losing its QFI or QFI Client status, respectively, may adversely affect the Fund.

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A Fund is required to use a trading account to buy and sell securities in Saudi Arabia. This trading account can be held directly with a broker or a custodian. Under the Independent Custody Model (“ICM”), securities are under the control of the custodian and would be recoverable in the event of the bankruptcy of the custodian. When a Fund utilizes the ICM approach, the Fund relies on a broker standing instruction letter to authorize the Fund’s sub-custodian to move securities to a trading account for settlement based on the details supplied by the broker. The risk of a fraudulent or erroneous transaction through the ICM approach is mitigated by the short trading hours in Saudi Arabia, a manual pre-matching process conducted by the custodian, which validates a Fund’s settlement instructions with the local broker contract note, and the transaction report from the depository. When a Fund utilizes a direct broker trading account, the account is set up in the Fund’s name and the assets are likely to be separated from any other accounts at the broker. However, if the broker defaults, there may be a delay to recovering the Fund’s assets that are held in the broker account, and legal proceedings may need to be initiated in order to do so.

Investments in Latin America

As an emerging market, Latin America has long suffered from political, economic, and social instability. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises, sudden and large currency devaluation, and intervention by the military in civilian and economic spheres. However, democracy is beginning to become well established in some countries. A move to a more mature and accountable political environment is well underway. Domestic economies have been deregulated, privatization of state-owned companies is almost completed and foreign trade restrictions have been relaxed. Nonetheless, to the extent that events such as those listed above continue in the future, they could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets in the region. Investors in the region continue to face a number of potential risks. Governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions and political instability in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which a Fund invests and, therefore, the value of Fund shares. Other Latin American investment risks may include inadequate investor protection, less developed regulatory, accounting, auditing and financial standards, unfavorable changes in laws or regulations, pandemics, natural disasters, corruption and military activity.

Certain Latin American countries may experience sudden and large adjustments in their currency which, in turn, can have a disruptive and negative effect on foreign investors. In addition, some Latin American currencies have experienced steady devaluations relative to the U.S. dollar and certain Latin American countries have had to make major adjustments in their currencies from time to time. Certain Latin American countries may impose restrictions on the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for certain Funds to engage in foreign currency transactions designed to protect the value of the Funds’ interests in securities denominated in such currencies.

International economic conditions, particularly those in the United States, as well as world prices for oil and other commodities may also influence certain Latin American economies. Because commodities such as oil, gas, minerals and metals represent a significant percentage of the region’s exports, the economies of Latin American countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many of these countries can experience significant volatility.

Almost all of the region’s economies have become highly dependent upon foreign credit and loans from external sources to fuel their state-sponsored economic plans. Government profligacy and ill-conceived plans for modernization have exhausted these resources with little benefit accruing to the economy and most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. Accordingly, these governments may be forced to reschedule or freeze their debt repayment, which could negatively affect the stock market. Latin American economies that depend on foreign credit and loans could fall into recession because of tighter international credit supplies in a global economic crisis.

Substantial limitations may exist in certain countries with respect to a Fund’s ability to repatriate investment income, capital or the proceeds of sales of securities. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Certain Latin American countries have entered into regional trade agreements that are designed to, among other things, reduce barriers between countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will be successful in the long term, or that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be fully implemented, or will be partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants’ national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Latin American markets, an undermining of Latin American economic

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stability, the collapse or slowdown of the drive towards Latin American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on a Fund’s investments in Latin America generally or in specific countries participating in such trade agreements.

Terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Investments in Russia

Investing in Russian securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the U.S. and most other developed countries.

Over the past century, Russia has experienced political, social and economic turbulence and has endured decades of communist rule under which the property of tens of millions of its citizens was collectivized into state agricultural and industrial enterprises. Since the collapse of the Soviet Union, Russia’s government has been faced with the daunting task of stabilizing its domestic economy, while transforming it into a modern and efficient structure able to compete in international markets and respond to the needs of its citizens. However, to date, many of the country’s economic reform initiatives have not been successful. In this environment, there is the risk that the Russian government will alter its political and economic policies in ways that would be detrimental to the interests of foreign investors.

Recently, the Russian government has asserted its regional geopolitical influence, including through military measures, which has increased tensions both with Russia’s neighbors and with other countries. Further possible actions by Russia could lead to greater adverse impact for the Russian economy.

Many of Russia’s businesses have failed to mobilize the available factors of production because the country’s privatization program virtually ensured the predominance of the old management teams that are largely non-market-oriented in their management approach. Poor accounting standards, inept management, pervasive corruption, insider trading and crime, and inadequate regulatory protection for the rights of investors all pose a significant risk, particularly to foreign investors. In addition, there is the risk that the Russian tax system will be enforced inconsistently or in an arbitrary manner or that exorbitant taxes will be imposed.

Compared to most national stock markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. There is little long-term historical data on the Russian securities market because it is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, because of less stringent auditing and financial reporting standards that apply to companies operating in Russia, there is little solid corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies. Stocks of Russian companies also may experience greater price volatility than stocks of U.S. companies.

Settlement, clearing and registration of securities transactions in Russia are subject to additional risks because of the recent formation of the Russian securities market, the underdeveloped state of the banking and telecommunications systems, and the overall legal and regulatory framework. Prior to 2013, there was no central registration system for equity share registration in Russia, and registration was carried out by either the issuers themselves or by registrars located throughout Russia. Such registrars were not necessarily subject to effective state supervision nor were they licensed with any governmental entity, thereby increasing the risk that a Fund could lose ownership of its securities through fraud, negligence, or even mere oversight. With the implementation of the National Settlement Depository (“NSD”) in Russia as a recognized central securities depository, title to Russian equities is now based on the records of the Depository and not the registrars. Although the implementation of the NSD has enhanced the efficiency and transparency of the Russian securities market, issues resulting in loss still might occur. In addition, issuers and registrars are still prominent in the validation and approval of documentation requirements for corporate action processing in Russia. Because the documentation requirements and approval criteria vary between registrars and/or issuers, there remain unclear and inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that a Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss.

The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products. Over the long-term, Russia faces challenges including a shrinking workforce, high levels of corruption, difficulty in accessing capital for smaller, non-energy companies, and poor infrastructure in need of large investments.

Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In addition, there is a risk that the government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls would prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital. These risks may cause flight from the ruble into U.S. dollars and other currencies.

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The United States and the European Union have in the past, and may in the future, impose sanctions on certain Russian entities and individuals and certain sectors of Russia’s economy, which may result in, among other things, the devaluation of Russian currency, a downgrade in the country’s credit rating, and/or a decline in the value and liquidity of Russian securities, property or interests. The United States and other nations or international organizations may impose additional economic sanctions or take other actions that may adversely affect Russia-exposed issuers and companies in various sectors of the Russian economy, including, but not limited to, the financial services, energy, metals and mining, engineering, and defense and defense-related materials sectors. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities and/or funds invested in prohibited assets, impairing the ability of a Fund to buy, sell, receive or deliver those securities and/or assets.

Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities. Any retaliatory actions by Russia may further impair the value and liquidity of a Fund’s portfolio and potentially disrupt its operations. Uncertainty as to future relations between Russia and the United States or the European Union may also cause a decline in the value of a Fund’s shares.

Terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Russian Invasion of Ukraine. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions including declines in its stock markets and the value of the ruble against the U.S. dollar, in the region are impossible to predict, but could be significant. Any such disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on Russian entities or individuals, including politicians, could have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. How long such military action and related events will last cannot be predicted. These and any related events could have a significant impact on a Fund’s performance and the value of an investment in a Fund.

RISK MANAGEMENT

Each Fund may employ non-hedging risk management techniques. Risk management strategies are used to keep the Funds fully invested and to reduce the transaction costs associated with cash flows into and out of a Fund. The Funds use a wide variety of instruments and strategies for risk management, and the examples below are not meant to be exhaustive.

Examples of risk management strategies include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Adviser wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long-term securities, it might cause a Fund to purchase futures on long term debt securities. Likewise, if the Adviser wishes to gain exposure to an instrument but does not wish to purchase the instrument it may use swaps and related instruments. Similarly, if the Adviser wishes to decrease exposure to fixed income securities or purchase equities, it could cause the Fund to sell futures on debt securities and purchase futures on a stock index. Such non-hedging risk management techniques involve leverage, and thus, present, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Funds, have adopted a Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Risk Management Rule”). As required by the Liquidity Risk Management Rule, the Funds limit Illiquid Investments that are assets to 15% of the Fund’s net assets (“Illiquid Limit”) and report to the Board and SEC within specified time periods of a Fund exceeding its 15% Illiquid Limit. “Illiquid Investments” are defined as any investment the Fund reasonably expects cannot be sold or disposed of in current market conditions in 7 calendar days or less without the sale or disposition significantly changing the market value of the investment.

SPECIAL FACTORS AFFECTING CERTAIN FUNDS

In addition to the investment strategies and policies described above, certain Funds may employ other investment strategies and policies, or similar strategies and policies to a greater extent, and, therefore, may be subject to additional risks or similar risks to a greater extent. For instance, certain Funds which invest in certain state specific securities may be subject to special considerations regarding such investments.

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RISK RELATED TO MANAGEMENT OF CERTAIN SIMILAR FUNDS

The name, investment objective and policies of certain Funds are similar to other funds advised by the Adviser or its affiliates. However, the investment results of the Fund may be higher or lower than, and there is no guarantee that the investment results of the Fund will be comparable to, any other of the funds advised by the Adviser or its affiliates.

DIVERSIFICATION

Certain Funds are diversified funds and as such intend to meet the diversification requirements of the 1940 Act. Please refer to the Funds’ Prospectus for information about whether a Fund is a diversified or non-diversified Fund. Current 1940 Act diversification requirements require that with respect to 75% of the assets of a Fund, the Fund may not invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of any one issuer, except cash or cash items, obligations of the U.S. government, its agencies and instrumentalities, and securities of other investment companies. As for the other 25% of a Fund’s assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer be unable to make interest or principal payments or should the market value of such securities decline.

Certain other Funds are registered as non-diversified investment companies. A Fund is considered “non-diversified” if a relatively high percentage of the Fund’s assets may be invested in the securities of a single issuer or a limited number of issuers, primarily within the same economic sector. A non-diversified Fund’s portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company.

Regardless of whether a Fund is diversified under the 1940 Act, all of the Funds will comply with the diversification requirements imposed by the Code for qualification as a regulated investment company. See “Distributions and Tax Matters.”

DISTRIBUTIONS AND TAX MATTERS

The following discussion is a summary of some of the important U.S. federal (and, where noted, state) income tax consequences affecting each Fund and its shareholders.

There may be other tax considerations applicable to particular shareholders. Unless otherwise stated, the following discussion applies only to an owner of shares that: (i) is treated as the beneficial owner of such shares for U.S. federal income tax purposes; (ii) holds such shares as capital assets; and (iii) is a U.S. person for U.S. federal income tax purposes (a “U.S. Shareholder”).

If an entity that is classified as a partnership for U.S. federal income tax purposes holds shares, the U.S. federal income tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership. Partnerships holding shares and partners in such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of holding and disposing of the shares to them.

This section is based on the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations thereunder, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. The following tax discussion is very general; therefore, prospective investors are urged to consult their tax advisors about the impact an investment in a Fund may have on their own tax situations and the possible application of foreign, state and local tax laws.

Each Fund generally will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately. Net long-term and short-term capital gain, net income and operating expenses therefore will be determined separately for each Fund.

Special tax rules apply to investments held through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of the Fund as an investment through such plans.

Qualification as a Regulated Investment Company

Each Fund intends to elect to be treated and qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code. In order to qualify as a RIC, each Fund must, among other things:

(a)

derive at least 90% of its gross income for each taxable year from: (i) dividends, interest, payments with respect to certain securities loans, gain from the sale or other disposition of stock, securities or foreign currencies or other income (including, but not limited to, gain from options, swaps, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) net income derived from interests in “qualified publicly traded partnerships” (“QPTPs”) (such income described in (i) or (ii), “qualifying income”); and

(b)

diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of the Fund’s total assets is invested: (x) in the securities (other than cash or cash items, or securities issued by the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses; or (y) in the securities of one or more QPTPs.

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In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by the RIC. However, 100% of the net income derived from an interest in a QPTP will be treated as qualifying income. A QPTP is defined as a partnership: (y) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof; and (z) less than 90% of the gross income of which for any taxable year constitutes qualifying income described in (a)(i) above. As discussed above, although income from a QPTP is qualifying income, investments in QPTPs generally cannot exceed 25% of the value of the Fund’s total assets as of the end of any quarter of the Fund’s taxable year. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP. Specifically, a RIC may not use passive activity gain generated by one QPTP to offset passive activity losses generated by any other QPTP.

Gains from foreign currencies (including foreign currency options, foreign currency swaps, foreign currency futures and foreign currency forward contracts) currently constitute qualifying income for purposes of the 90% qualifying income test. However, the Treasury Department has the authority to issue regulations (possibly with retroactive effect) excluding from the definition of “qualifying income” a RIC’s foreign currency gains to the extent that such income is not directly related to the RIC’s principal business of investing in stock or securities.

If a Fund qualifies for a taxable year as a RIC, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below), provided that the Fund distributes with respect to such taxable year at least the sum of: (i) 90% of its investment company taxable income (as that term is defined in the Code, without regard to the deduction for dividends paid — generally, taxable ordinary income and any excess of net short-term capital gain over net long-term capital loss); and (ii) 90% of its net tax-exempt interest income, for such taxable year. If a Fund were to fail to qualify as a RIC or to satisfy this distribution requirement for any taxable year, the Fund would be subject to taxation on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gain, would be treated as dividend income. Under certain circumstances, such distributions would be eligible for the dividends-received deduction in the case of corporate shareholders, and for treatment as “qualified dividend income” in the case of individual shareholders. In addition, the Fund could be required to recognize unrealized gain, pay substantial taxes and interest, and make substantial distributions before re-qualifying as a RIC. If a Fund fails to satisfy the income test or asset diversification test described above, however, it may be able to avoid losing its status as a RIC by timely curing such failure, paying a tax and/or providing notice of such failure to the U.S. Internal Revenue Service (the “IRS”).

Each Fund: (i) intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and net tax-exempt interest income; and (ii) intends to distribute its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss). Investment company taxable income and net capital gain that is retained by a Fund will be subject to tax at regular corporate rates. However, if a Fund retains any net capital gain, it may designate the retained amount as undistributed capital gain in a notice to its shareholders. In that event, shareholders: (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their respective shares of the undistributed gain; and (ii) will be entitled to credit their respective shares of the tax paid by the Fund on such undistributed gain against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder in respect of such undistributed gain.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a Fund may elect to treat: (i) part or all of any post-October capital loss (defined as its net capital loss or, if there is no such loss, its net long-term capital loss or net short-term capital loss, in each case, attributable to the portion of the taxable year after October 31); and (ii) its late-year ordinary loss (generally, (A) net ordinary loss from the sale, exchange or other taxable disposition of property attributable to the portion of the taxable year after October 31 plus (B) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Excise Tax on Regulated Investment Companies

If a Fund fails to distribute in a calendar year an amount at least equal to the sum of 98% of its ordinary taxable income (taking into account certain deferrals and elections) for such year and 98.2% of its capital gain net income (adjusted for certain ordinary losses) for the one-year period ending October 31 (or later if the Fund is permitted to elect and so elects), plus any retained ordinary taxable income and capital gain net income from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of determining whether a Fund has met this distribution requirement: (i) certain ordinary gains and losses that would otherwise be taken into account for the portion of the calendar year after October 31 will be treated as arising on January 1 of the following calendar year; and (ii) the Fund will be deemed to have distributed any income or gains on which it has paid U.S. federal income tax. The Funds intend to make distributions sufficient to avoid imposition of the 4% excise tax, although each Fund reserves the

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right to pay an excise tax rather than make an additional distribution when circumstances warrant (e.g., the excise tax amount is deemed by a Fund to be de minimis). If a Fund has a taxable year that begins in one calendar year and ends in the next calendar year, the Fund will be required to make this excise tax distribution during its taxable year. There is a risk that a Fund would recognize income prior to making this excise tax distribution and would recognize losses after making this distribution. As a result, all or a portion of an excise tax distribution could constitute a return of capital, as discussed below.

Fund Distributions

The Funds anticipate distributing substantially all of their net investment income and net tax-exempt interest income for each taxable year. Distributions made out of a Fund’s current or accumulated earnings and profits will be taxable to shareholders, even if they are paid from income or gain earned by the Fund before a shareholder’s investment (and thus represent economically a return of a particular shareholder’s investment). Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either: (i) unrealized; or (ii) realized but not distributed. Distributions are also taxable regardless of whether shareholders receive them in cash or reinvest them in additional shares. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the amount of cash that the shareholder would have received if such shareholder had elected to receive the distribution in cash. An exempt-interest distribution from a Fund will not, however, be subject to regular U.S. federal income tax. See “Exempt-Interest Dividends” below.

For federal income tax purposes, distributions of net investment income generally are taxable as ordinary income. Distributions of net capital gain from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gain. Taxes on distributions of capital gain are determined by how long a Fund owned the investment that generated the gain, rather than how long a shareholder may have owned shares in the Fund. Distributions of capital gain generally are made after applying any available capital loss carryovers. The maximum individual rate applicable to long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. A distribution of gain from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions attributable to gain from the sale of QPTPs that is characterized as ordinary income under applicable provisions of the Code will be taxable as ordinary income.

Distributions of investment income designated by a Fund as derived from “qualified dividend income” may be taxed in the hands of a non-corporate shareholder at the rates applicable to long-term capital gain. In order for some of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet certain holding-period and other requirements with respect to certain dividend-paying stocks in its portfolio, and the shareholder must meet certain holding-period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level): (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date); (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; (iii) if the recipient elects to have the dividend income treated as investment interest for purposes of the limitation on deductibility of investment interest; or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (unless such stock is readily tradable on an established securities market in the United States) or (b) treated as a PFIC (as defined below) in the current or a preceding year.

In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a non-corporate taxable shareholder so long as the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the qualified dividend income received by each Fund during any taxable year is equal to or greater than 95% of its “gross income,” then 100% of the Fund’s dividends (other than dividends that are properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

A distribution paid to shareholders by a Fund in January of a year generally is deemed to have been received by shareholders on December 31 of the preceding year if the distribution was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Funds will provide federal tax information annually, including information about dividends and distributions paid during the preceding year to taxable investors and others requesting such information.

The ultimate tax characterization of the distributions that a Fund makes during any taxable year cannot be determined until after the end of the taxable year. As a result, it is possible that a Fund will make total distributions during a taxable year in an amount that exceeds its current and accumulated earnings and profits. If a Fund makes a distribution to its shareholders in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution to each shareholder will be treated as a return of capital to the extent of such shareholder’s basis (for tax purposes) in its shares, and any distribution in excess of basis will be treated as gain from a disposition of the shares. A return of capital is not taxable, but it reduces the shareholder’s basis in its shares, which reduces the loss (or increases the gain) on a subsequent taxable disposition by such shareholder of the shares.

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Dividends of net investment income received by corporate shareholders (other than shareholders that are S corporations) of a Fund will qualify for the 50% dividends-received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) to the extent that the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (2) if the dividend has been received with respect to any share of stock that the Fund has held for fewer than 46 days during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date) or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. The dividends-received deduction may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the relevant Fund. Any distributions received by a Fund from non-U.S. corporations or REITs will not qualify for the corporate dividends-received deduction.

An additional 3.8% Medicare tax is imposed on certain net investment income of U.S. shareholders that are individuals, estates or trusts. For this purpose, net investment income includes ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares, but excluding any exempt-interest dividends received from a Fund. For each taxable year, this tax is imposed on the lesser of: (i) such person’s net investment income; and (ii) the excess of such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) over an applicable threshold amount.

Sale or Redemption of Shares

The redemption or other disposition of Fund shares may give rise to a gain or loss. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of Capital Gain Dividends received on (or undistributed capital gains credited with respect to) such shares. Additionally, any loss realized upon the sale of Fund shares with a tax holding period of six months or less will be disallowed to the extent of any distributions treated as exempt-interest dividends with respect to such shares. Under the “wash sale” rules, all or a portion of any loss realized upon a taxable disposition of Fund shares will also be disallowed if other shares of such Fund are purchased within 30 days before or after the disposition, including through the Fund’s dividend reinvestment program. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. The maximum individual rate applicable to long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

Fund Investments

Certain investments of the Funds, including transactions in options, swaptions, futures, forward contracts, straddles, swaps, short sales, foreign currencies, inflation-linked securities and foreign securities, will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules). In a given case, these rules may accelerate income to a Fund, defer losses to a Fund, cause adjustments in the holding periods of a Fund’s securities, convert long-term capital gain into short-term capital gain, convert short-term capital loss into long-term capital loss or otherwise affect the character of a Fund’s income and losses. These rules could therefore affect the amount, timing and character of distributions to shareholders and cause differences between a Fund’s book income and its taxable income. If a Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment. The Fund may have to borrow, or sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold, to satisfy its distribution requirements and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to sell securities or borrow money at such time. Such sale may result in a taxable gain or loss.

A Fund’s participation in loans of securities may affect the amount, timing and character of distributions to shareholders. With respect to any security subject to a securities loan: (i) any amounts received by the Fund in place of dividends earned on the security during the period in which such security was not directly held by the Fund will not give rise to qualified dividend income or a dividends-received deduction; and (ii) if any withholding taxes accrued on dividends during the period in which such security was not directly held by the Fund are taken into account in determining the amount of payments made to the Fund in respect of the securities loan, such withholding taxes will not qualify as a foreign tax paid by the Fund and therefore cannot be passed through to shareholders even if the Fund meets the requirements described in “Foreign Taxes” below.

Certain debt securities that may be purchased by a Fund (such as zero-coupon bonds and payment-in-kind securities) are sold at an original issue discount and thus do not make periodic cash interest payments or make periodic cash interest payments in amounts less than the economic accruals of interest. Generally, the amount of the original issue discount is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security even though payment of that amount is not received until a later time, usually when the debt security matures. Under these rules, a security of this type will give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no (or a lesser amount of) cash on the security during the year. A Fund may invest in inflation-linked debt securities. Any increase in the principal amount of an inflation-linked debt security will be original issue discount, which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increase therein, until maturity.

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Certain debt securities that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

A Fund may invest to a significant extent in debt obligations that are in the lowest rated categories (or are unrated), including debt obligations of issuers that are not currently paying interest or that are in default. Investments in debt obligations that are at risk of being in default (or are presently in default) present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by each Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income taxation.

Transactions of a Fund in foreign currencies, foreign currency denominated debt securities and certain foreign currency options, futures and forward contracts (and similar instruments) may accelerate income recognition and result in ordinary income or loss to the Fund for federal income tax purposes which will be taxable to the shareholders as such when it is distributed to them.

Special tax considerations apply if a Fund invests in investment companies that are treated as partnerships for federal income tax purposes. In general, the Fund will not recognize income earned by such an investment company until the close of the investment company’s taxable year, but the Fund will recognize such income as it is earned by the investment company for purposes of determining whether the Fund is subject to the 4% excise tax. Therefore, if the Fund and such an investment company have different taxable years, the Fund may be compelled to make distributions in excess of the income recognized from the investment company for income tax purposes in order to avoid the imposition of the 4% excise tax. A Fund’s receipt of a non-liquidating cash distribution from an investment company that is treated as a partnership generally will result in recognized gain to the extent that the amount of the distribution exceeds the Fund’s adjusted basis in shares of such investment company before the distribution. A Fund that receives a liquidating cash distribution from an investment company that is treated as a partnership will recognize capital gain or loss to the extent of the difference between the proceeds received by the Fund and the Fund’s adjusted tax basis in shares of such investment company; however, the Fund will recognize ordinary income, rather than capital gain, to the extent that the Fund’s allocable share of “unrealized receivables” (including any accrued but untaxed market discount) exceeds the shareholder’s share of the basis in those unrealized receivables.

Some amounts received by each Fund with respect to its investments in certain QPTPs will likely be treated as a return of capital because of accelerated deductions available with respect to the activities of such QPTPs. On the disposition of an investment in such a QPTP, the Fund may realize taxable income in excess of economic gain with respect to that asset (or, if the Fund does not dispose of the QPTP, the Fund may realize taxable income in excess of cash flow with respect to the QPTP in a later period), and the Fund must take such income into account in determining whether it has satisfied its distribution requirements.

A Fund may invest in REITs. Such investments in REIT equity securities may require a Fund to accrue and distribute income for which the corresponding cash has not yet been received. A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, the distribution of such amounts could cause a portion of the Fund’s distributions for the taxable year to constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

A Fund might invest directly or indirectly in residual interests in REMICs or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006, the portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the Code as an “excess inclusion”) will generally be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP residual interest directly.

In general, excess inclusion income allocated to shareholders: (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions); and (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity to which excess inclusion income is allocated to file a tax return and pay tax on such income, even though the entity otherwise might not be required to file a tax return. If the Fund allocates any excess inclusion income to a shareholder that is a “disqualified organization,” as defined for this purpose, the Fund will be subject to tax, at the highest federal corporate income tax rate, on the excess inclusion income so allocated. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable “disqualified organization” and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made.

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Special tax consequences apply to charitable remainder trusts, as defined in Section 664 of the Code (“CRTs”), that invest in RICs that directly or indirectly hold residual interests in REMICs or in TMPs. Under legislation enacted in December 2006, a CRT that realizes UBTI for a taxable year must pay an excise tax in an amount equal to such UBTI. IRS guidance issued in October 2006 provides that a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes excess inclusion income, but rather, will be treated as a “disqualified organization” for purposes of the imposition of the Fund-level tax described above. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.

If a Fund invests in a passive foreign investment company (a “PFIC”), certain special tax consequences may apply. A PFIC is any foreign corporation of which: (i) 75% or more of the gross income for the taxable year is passive income; or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose includes dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions, including commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons. Unless it makes a QEF (as defined below) election or mark-to-market election with respect to the PFIC, as described below, a Fund’s investments in a PFIC could subject the Fund to a U.S. federal income tax (plus an interest charge) on certain distributions received from the PFIC or on gain from the disposition of shares in the PFIC. The Fund cannot eliminate this tax by making distributions to Fund shareholders.

If a Fund is in a position to treat a PFIC as a “qualified electing fund” (“QEF”), the Fund will be required to include in its gross income its share of the PFIC’s ordinary earnings and net capital gain annually, regardless of whether it receives any distributions from the PFIC. Alternately, a Fund may make an election to mark-to-market its interest in the PFIC annually, and thus to take into account the economic gains (and, to a limited extent, losses) in such investment as though it had sold and repurchased its interest in the PFIC on the last day of the Fund’s taxable year. Such gain and loss are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed by the Fund to avoid taxation. Generally, a Fund that invests indirectly in PFICs by virtue of the Fund’s investment in other investment companies that qualify as “U.S. persons” within the meaning of the Code may not make a QEF election or a mark-to-market election with respect to the underlying PFICs; rather, such underlying investment companies investing directly in the PFICs would decide whether to make such elections. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

A Fund may have wholly owned subsidiaries organized under the laws of the Cayman Islands, which are classified as corporations for U.S. federal income tax purposes (each, a “Subsidiary”). In that case, the Fund would invest a portion of its assets in its Subsidiary. A foreign corporation, such as a Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that each Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor provided under Section 864(b)(2) of the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of a Subsidiary’s activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, in which case, the Subsidiary would be subject to U.S. federal income tax and, under certain circumstances, U.S. branch profits tax, in respect of its net income that was “effectively connected” with such activities.

In general, a foreign corporation, such as a Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30% (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with its conduct of a U.S. trade or business. There is presently no tax treaty in force between the United States and the Cayman Islands that would reduce this rate of withholding tax. It is not expected that a Subsidiary will derive meaningful income subject to such withholding tax.

Each Subsidiary will be treated as a controlled foreign corporation (“CFC”), and the Fund investing in its Subsidiary will be treated as a “U.S. shareholder” of that Subsidiary. As a result, it is generally expected that a Fund will be required to include in gross income for U.S. federal income tax purposes all of its Subsidiary’s income for each taxable year, whether or not such income is distributed by the Subsidiary. A Fund’s recognition of its Subsidiary’s income will increase the Fund’s tax basis in the Subsidiary’s stock. Distributions by the Subsidiary to a Fund will be tax-free and will correspondingly reduce the Fund’s tax basis in the Subsidiary’s stock to the extent of the Subsidiary’s income that was previously included in income by the Fund. These income inclusions will constitute ordinary income, regardless of the character of the Subsidiary’s underlying income. Although each Fund generally expects to take the position that such income inclusions constitute qualifying income for purposes of the RIC income test, there can be no assurance in this regard. If a net loss is realized by the Subsidiary, such loss is not available to offset the income earned by a Fund and such loss cannot be carried forward to offset taxable income of a Fund or the Subsidiary in future periods.

The ability of a Fund to invest directly in commodities, and in certain commodity-related securities and other instruments, is subject to significant limitations in order to enable a Fund to maintain its status as a RIC under the Code.

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Investment in Other Funds

If a Fund invests in shares of other mutual funds, ETFs or other companies that are taxable as RICs or in shares of REITs (collectively, “underlying funds”), its distributable income and gains will normally consist, in part, of distributions from the underlying funds and gains and losses on the disposition of shares of the underlying funds. If an underlying fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds), but the losses may result in a decrease in the value of the shares of the underlying fund, which would cause the Fund to recognize a loss upon the disposition of shares of the underlying fund. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction and may be disallowed. In particular, the Fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gain realized by an underlying fund).

In addition, in certain circumstances, the “wash sale” rules may apply to a Fund’s sales of underlying fund shares that have generated losses. A wash sale occurs if shares of a security are sold by the Fund at a loss and the Fund acquires substantially identical shares (among other things) 30 days before or after the date of the sale. The wash sale rules could defer losses in the Fund’s hands on sales of underlying fund shares for extended (and, in certain cases, potentially indefinite) periods of time.

As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gain that each Fund will be required to distribute to shareholders may be greater than what such amounts would have been had the Fund directly invested in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, exempt interest and eligibility for dividends-received deduction) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds.

If a Fund receives dividends from an underlying fund that qualifies as a RIC, and the underlying fund designates such dividends as “qualified dividend income,” then the Fund will be permitted in turn to designate a portion of its distributions as “qualified dividend income,” provided the Fund meets holding period and other requirements with respect to shares of the underlying fund.

Depending on a Fund’s percentage ownership in an underlying fund before and after a redemption, a redemption of shares of an underlying fund (other than shares of a “publicly offered” RIC) by a Fund may cause the Fund to be treated as receiving a dividend distribution under Section 301 of the Code equal to the full amount of the redemption proceeds (or, if less, its shares of the current and accumulated earnings and profits of the underlying fund). In general, any such dividend would be treated as ordinary income. Moreover, a redemption of shares of an underlying fund (other than shares of a “publicly offered” RIC) by a shareholder other than a Fund could under certain circumstances cause the Fund to be treated as receiving a dividend distribution from the underlying fund. These rules could cause shareholders of the Fund to recognize higher amounts of ordinary income than if the shareholders had held the shares of the underlying funds directly or if the Fund had invested directly in the securities held by the underlying fund.

If a Fund receives a dividend from a REIT (other than a capital gain dividend, as defined in the Code, or a dividend that constitutes qualified dividend income), the Fund may distribute a “Section 199A dividend” in an amount equal to the REIT dividend, reduced by deductions of the Fund that are properly allocable to the REIT dividend. A non-corporate shareholder may claim a deduction equal to 20% of any Section 199A dividends received from the Fund, provided that the shareholder satisfies applicable holding period requirements with respect to his or her Fund shares and subject to certain other limitations.

Backup Withholding

A shareholder that is a non-exempt recipient may be subject to backup withholding on distributions from a Fund if it fails to properly provide a correct taxpayer identification number (“TIN”), it has under-reported dividend or interest income or it fails to certify that he or she is not subject to backup withholding. The backup withholding rules may apply even if the distribution is properly designated as an exempt-interest dividend. In addition, under comparable circumstances, proceeds from a shareholder’s sale of shares to a person other than the Fund may be subject to backup withholding. The backup withholding tax rate is 24%. Any amounts withheld pursuant to the backup withholding rules will be allowed as a credit against the shareholder’s U.S. federal income tax liability and may entitle the shareholder to a refund, provided that the required information is furnished to the IRS on a timely basis.

Foreign Taxes

A Fund may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gain) received from sources within foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% by value of a Fund’s assets at the end of a taxable year consist of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata shares of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes, as well as the portion of any dividend paid by the Fund that constitutes foreign-source income derived by the Fund. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code and the Treasury regulations issued thereunder, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) for at least 16 days during the 31-day period surrounding, and including, the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Moreover, recent regulations may limit the creditability of withholding taxes imposed by certain jurisdictions that would generally have been creditable prior to the promulgation of these regulations.

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If a Fund does not make the above election or if more than 50% of its assets at the end of a taxable year do not consist of securities of foreign corporations, the Fund’s net income will be reduced by the foreign taxes paid or withheld. In such cases, shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes.

The foregoing is only a general description of the treatment of foreign-source income and foreign taxes under the U.S. federal income tax laws. Because the availability of a credit or deduction depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisors.

Exempt-Interest Dividends

Some of the Funds intend to qualify to pay exempt-interest dividends to their respective shareholders. In order for a Fund to qualify to pay exempt-interest dividends, at least 50% of the value of the Fund’s total assets must consist of tax-exempt municipal bonds at the close of each quarter of the Fund’s taxable year. An exempt-interest dividend is that part of a dividend that is properly reported as an exempt-interest dividend and that consists of interest received by a Fund on such tax-exempt securities. Shareholders of Funds that pay exempt-interest dividends will not incur any regular federal income tax on the amount of exempt-interest dividends received by them from a Fund, but an investment in such a Fund may result in liability for federal alternative minimum taxation and for state and local taxes.

Interest on indebtedness incurred or continued by a shareholder, whether a corporation or an individual, to purchase or carry shares of a Fund is not deductible to the extent it relates to exempt-interest dividends received by the shareholder from that Fund. Any loss incurred on the sale or redemption of a Fund’s shares held for six months or less will be disallowed to the extent of exempt-interest dividends received with respect to such shares.

Interest on certain tax-exempt bonds that are private activity bonds within the meaning of the Code is treated as a tax preference item for purposes of the alternative minimum tax, and any such interest received by a Fund and distributed to shareholders will be so treated for purposes of any alternative minimum tax liability of non-corporate shareholders.

The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local authority. Shareholders that receive social security or railroad retirement benefits should consult their tax advisors to determine what effect, if any, an investment in a Fund may have on the federal taxation of their benefits.

From time to time, legislation may be introduced that would change the tax treatment of exempt-interest dividends. Such legislation may have the effect of raising the state or other taxes payable by shareholders on such dividends. Shareholders should consult their tax advisors for the current federal, state and local law on exempt-interest dividends.

State and Local Tax Matters

Depending on the residence of shareholders for tax purposes, distributions may be subject to state and local taxation. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and Capital Gain Dividends from RICs may differ from the rules of U.S. federal income tax in many respects. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Funds.

Most states provide that a RIC may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund’s investment in certain types of U.S. government securities should be free from state and local income taxation to the extent that the interest income from such investments would have been exempt from state and local taxes if such securities had been held directly by the respective shareholders. Certain states, however, do not allow a RIC to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless a Fund holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund’s investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. If a Fund invests to a substantial degree in U.S. government securities that are subject to favorable state and local tax treatment, shareholders of the Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.

Tax Shelter Reporting Regulations

If a shareholder realizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

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Non-U.S. Shareholders

Shares of the Funds have not been registered for sale outside of the United States. This SAI is not intended for distribution to prospective investors outside of the United States. The Funds generally do not market or sell shares to investors domiciled outside of the United States, even, with regard to individuals, if they are citizens or lawful permanent residents of the United States.

For purposes of this discussion, a “Non-U.S. Shareholder” is a person that, for U.S. federal income tax purposes, is a beneficial owner of shares of a Fund that is not a U.S. Shareholder or an entity that is treated as a partnership for U.S. federal income tax purposes. The discussion below does not apply to a Non-U.S. Shareholder who is a nonresident alien individual and is present in the United States for 183 days or more during any taxable year, who is a former citizen or former resident of the United States or that is an entity that has expatriated from the United States. Such Non-U.S. Shareholders should consult their tax advisors with respect to the particular tax consequences to them of an investment in the Funds. The U.S. federal income taxation of a Non-U.S. Shareholder depends on whether the income that the Non-U.S. Shareholder derives from the Funds is “effectively connected” with a trade or business that the Non-U.S. Shareholder conducts in the United States (and, if required by an applicable tax treaty, is attributable to a U.S. permanent establishment maintained by the Non-U.S. Shareholder).

In general, if the income that a Non-U.S. Shareholder derives from a Fund is not “effectively connected” with a U.S. trade or business conducted by such Non-U.S. Shareholder (or, if an applicable tax treaty so provides, the Non-U.S. Shareholder does not maintain a permanent establishment in the United States), dividends other than Capital Gain Dividends and exempt-interest dividends paid by such Fund to the Non-U.S. Shareholder will be subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are attributable to income or gains (such as foreign-source dividend and interest income) that, if paid to a Non-U.S. Shareholder directly, would not be subject to withholding. In addition, because the Code provides that excess inclusion income is ineligible for treaty benefits, a RIC must withhold tax on excess inclusions attributable to its foreign shareholders at a 30% rate of withholding, regardless of any treaty benefits for which a shareholder is otherwise eligible. However, provided that certain requirements are satisfied, the Fund will not be required to withhold any amounts: (i) with respect to distributions made out of U.S.-source interest income that would have been exempt from U.S. federal tax if recognized directly by a Non-U.S. Shareholder, if such distributions are properly reported by the Fund (“interest-related dividends”); or (ii) with respect to distributions of the excess of net short-term capital gains over net long-term capital losses if such distributions are properly reported by the Fund (“short-term capital gain dividends”).

Depending on the circumstances, a Fund may make designations of interest-related and/or short-term capital gain dividends with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

A Non-U.S. Shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the redemption or other disposition of shares of a Fund or on Capital Gain Dividends unless: (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such Non-U.S. Shareholder within the United States (and, if an applicable treaty so provides, the Non-U.S. Shareholder maintains a permanent establishment in the United States); or (ii) the Fund shares constitute “U.S. real property interests” (“USRPIs”), or the Capital Gain Dividends are attributable to gains from the sale or exchange of USRPIs in accordance with the rules set forth below. In addition, a Non-U.S. Shareholder is not, in general, subject to U.S. federal income tax on exempt-interest dividends.

Special rules apply to distributions to Non-U.S. Shareholders from a Fund that either is a “United States real property holding corporation” (a “USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Additionally, special rules apply to the redemption or other disposition of shares in a Fund that is a USRPHC. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and certain other assets. USRPIs are broadly defined and generally include an equity interest in a USRPHC. A Fund that holds (directly or indirectly) significant interests in REITs may be a USRPHC.

In the case of a Fund that is a USRPHC or would be a USRPHC but for certain exceptions from the definition of USRPI, distributions by the Fund that are attributable to (a) gains realized on the disposition of USRPIs by the Fund and (b) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as from the disposition of a USRPI in its hands will retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders. If the Non-U.S. Shareholder holds more than a 5% interest in the Fund at any time during the one-year period ending on the date of the distribution, such distributions will be treated as gains “effectively connected” with the conduct of a U.S. trade or business, and will be subject to U.S. federal income tax at the rates applicable to U.S. persons. Moreover, Non-U.S. Shareholders will be required to file a U.S. income tax return for the year in which the gain was recognized, and the Fund will be required to withhold 21% of the amount of any such distribution. Any such amount withheld will be allowed as a credit against the Non-U.S. Shareholder’s U.S. federal income tax liability and, to the extent the amount withheld exceeds such tax liability, may entitle the Non-U.S. Shareholder to a refund, provided that the required information is furnished to the IRS on a timely basis. In the case of all other Non-U.S. Shareholders (i.e., those whose interest in the Fund did not exceed 5% at

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any time during the one-year period ending on the date of the distribution), the gain from the disposition of USRPIs will be treated as ordinary income (regardless of any designation by the Fund that such distribution is a short-term capital gain dividend or a Capital Gain Dividend), and the Fund will be required to withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such Non-U.S. Shareholder. Non-U.S. Shareholders of a Fund are also subject to “wash sale” rules to prevent the avoidance of the tax filing and tax payment obligations discussed above through the sale and repurchase of Fund shares.

If a Fund that is a USRPHC is not “domestically controlled,” the Fund will be required to withhold 15% of any redemption proceeds distributed to a greater-than-5% Non-U.S. Shareholder, and that Non-U.S. Shareholder must file a U.S. income tax return for the year of the redemption of its shares in the Fund and pay any additional tax due on the gain. Any such amount withheld will be allowed as a credit against the Non-U.S. Shareholder’s U.S. federal income tax liability and, to the extent the amount withheld exceeds such tax liability, may entitle the Non-U.S. Shareholder to a refund, provided that the required information is furnished to the IRS on a timely basis. Generally, however, no tax is imposed on Non-U.S. Shareholders with respect to gain recognized, and no withholding is required with respect to amounts paid on a redemption of shares of a Fund, if the Fund is a “domestically controlled” USRPHC, as defined for this purpose.

If the income from a Fund is “effectively connected” with a U.S. trade or business carried on by a Non-U.S. Shareholder (and, if required by an applicable tax treaty, is attributable to a U.S. permanent establishment maintained by the Non-U.S. Shareholder), any distributions of “investment company taxable income,” any Capital Gain Dividends, any amounts retained by a Fund that are designated as undistributed capital gains and any gains realized by the Non-U.S. Shareholder upon the redemption or other disposition or exchange of shares will be subject to U.S. federal income tax, on a net income basis, at the rates applicable to U.S. persons. A Non-U.S. Shareholder that is a corporation may also be subject to the U.S. branch profits tax.

Information returns will be filed with the IRS in connection with certain payments on the shares and may be filed in connection with the payments of the proceeds from a redemption or other disposition of shares. A Non-U.S. Shareholder may be subject to backup withholding on distributions or on the proceeds from a redemption or other disposition of shares if such Non-U.S. Shareholder does not certify its non-U.S. status under penalties of perjury or otherwise establish an exemption. Backup withholding is not an additional tax. Any amounts withheld pursuant to the backup withholding rules will be allowed as a credit against the Non-U.S. Shareholder’s U.S. federal income tax liability, if any, and may entitle the Non-U.S. Shareholder to a refund, provided that the required information is furnished to the IRS on a timely basis.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a Non-U.S. Shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an applicable IRS Form W-8 or substitute form). Non-U.S. Shareholders should consult their tax advisors in this regard.

A Non-U.S. Shareholder may under certain circumstances be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above. Non-U.S. Shareholders in a Fund should consult their tax advisors with respect to the potential application of the above rules.

Under the provisions of the Code referred to as “FATCA,” a Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends to certain non-U.S. entities that fail to comply (or be deemed compliant) with requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Under proposed regulations which state that taxpayers may rely on the proposed regulations until final regulations are issued, this withholding tax will not apply to Capital Gain Dividends or the gross proceeds from the sale or other disposition of shares. Non-U.S. Shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholding is required under FATCA.

General Considerations

The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisors regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of a Fund, as well as the effects of state, local and non-U.S. tax law and any proposed tax law changes.

TRUSTEES

The names of the Trustees of the Trust, together with information regarding their year of birth, the year each Trustee first became a Board member of the Trust, principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”) or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 383 Madison Avenue, New York, NY 10179.

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Name (Year of Birth; Positions with the Funds Since)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(1)	Other Directorships Held During the Past 5 Years
Independent Trustees

Lisa M. Borders (1957); Trustee since inception	Consultant, LMB Group (management consulting) (February 2019-present); President and Chief Executive Officer, TIME’S UP (social welfare) (October 2018-February 2019); President, Women’s National Basketball Association (March 2016-October 2018); Vice President, The Coca-Cola Company (2013-2016).	11	Global Director, Operation Hope (2015-2016; 2020-present); Director, Grady Health System (Chair, Quality Committee 2014-2017); Independent Director, Lottery.com (2021-Present); Chair, Borders Commission, United States Olympic and Paralympic Committee; Trustee, Duke University; Chair, The Coca-Cola Foundation.

James P. Donovan (1950); Lead Independent Trustee since inception	Chairman, Cross Culture Coach LLC (education) (2012-present).	11	Chairman and President, Cannon Point Preservation Corp.; Chairman, Cross Culture Coach LLC.

Neil Medugno (1957); Trustee since inception	Retired; Partner, Wellington Management Company LLP, Chief Financial Officer, Wellington Funds Group (investment management) (1994-2017).	11	Independent Trustee, James Alpha Funds Trust d/b/a Easterly Funds Trust (2021-present).

Lauren K. Stack (1963); Trustee since inception	Head of Operations, HyperSpectral APD, LLC (Medtech) (2020-present); Principal, b2G Capital, Inc. (consulting) (2016-present).	11	Independent Trustee, Virginia529; Director, HyperSpectral APD, LLC; Director, ACT for Alexandria (2002-2019); Director, Inova Alexandria Hospital Foundation.

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Name (Year of Birth; Positions with the Funds Since)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(1)	Other Directorships Held During the Past 5 Years
Interested Trustees

Mary E. Savino (1962); Chairman since inception	Managing Director, J.P. Morgan Securities LLC, Asset & Wealth Management division, Head of J.P. Morgan Private Investments Inc. Investment Advisory Business (2016-present); Global Head of Portfolio Management Group (2013-2016); Global Head of Client Portfolio Management for Global Access Funds (2009-2013); various other positions including Head of US Mutual Funds since joining the firm in 1988.	11	Director, J.P. Morgan Private Investments Inc.

Kevin Klingert (1962)*;Trustee since 2022	Retired; President, Russell Investments Group, Ltd. (April 2021-October 2022); Senior Advisor, Morgan Stanley Investment Management Inc. (2016-2017); Managing Director, Morgan Stanley Investment Management Inc. (2007-2016).	11	Director, Russell Investment Management, LLC, Russell Investments Capital, LLC, Russell Investments Delaware, LLC, Russell Investments Implementation Services, LLC, Russell Investments Fund Management, LLC, Russell Investments International Services Company, LLC, Russell Investments PMF 2019 GP, LLC, Russell Investments Trust Company, Russell Investments Implementation Services Limited, Russell Investments Systems Limited (April 2021-October 2022).

(1)

A Fund Complex means two or more registered investment companies that: (i) hold themselves out to investors as related companies for purposes of investment and investor services; or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The Fund Complex for which the Board serves currently includes three registered investment companies (11 funds).

(*)

From April 12, 2021, to October 1, 2022, Mr. Klingert was the President of Russell Investments Group, Ltd., where he also held numerous other positions, including as director of Russell Investments Implementation Services, LLC, the interim sub-adviser to the Funds. Due to his prior employment, the Trust has determined to treat Mr. Klingert as an “interested person” for at least two years following the end of his employment at Russell Investments Group, Ltd. Mr. Klingert has no ongoing financial interest in the Russell Investment Group, Ltd. or Russell Investments Implementation Services, LLC.

The Trustees serve for an indefinite term. The Board of Trustees decides upon general policies and is responsible for overseeing the business affairs of the Trust.

Qualifications of Trustees

The Trust has concluded that each of the Trustees should serve on the Board because of the Trustee’s ability to review and understand information about the Fund provided to the Trustee by management, to identify and request other information the Trustee may deem relevant to the performance of the Trustee’s duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Trust’s shareholders.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds. Moreover, references to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, and do not constitute holding out of the Board or any Trustee as having any special expertise or experience.

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In reaching its conclusion that each Trustee should serve as a Trustee of the Trust, the Board also considered the following additional specific qualifications, contributions and experience of the following Trustees:

Lisa Borders. Ms. Borders has significant experience in corporate strategy and operations in the public, private and non-profit sectors, having served as Chairman of The Coca-Cola Company Foundation, as President of the fundraising arm of a large public hospital, and in municipal government.

James P. Donovan. Mr. Donovan has substantial experience in financial services, financial markets infrastructure and broker-dealer regulation. Prior to his current role as Chairman of a multi-cultural education business, Mr. Donovan held senior executive positions at FINRA and SWIFT, where he was a member of the Operating, Management and Executive committees. Mr. Donovan also previously served as the Managing Director/Regional Business Executive-EMEA/Japan for Citibank and, earlier, in senior management roles with other Money Center banks.

Kevin Klingert. Mr. Klingert has significant investment management and financial services experience. Mr. Klingert previously served as President of Russell Investments Group, Ltd., Senior Advisor and Managing Director at Morgan Stanley Investment Management Inc., and has over 30 years of portfolio management experience at several large financial services firms.

Neil Medugno. Mr. Medugno has extensive experience in financial reporting, fund accounting and fund governance. Mr. Medugno most recently served as Partner of Wellington Management Company, LLP and Chief Financial Officer of Wellington Funds Group, which involved oversight of over 400 funds and over $100 billion of assets under management. In this capacity, Mr. Medugno was also a member of several key firm governance committees. Prior to his roles at Wellington, Mr. Medugno worked in the audit practice of Coopers & Lybrand (now PricewaterhouseCoopers LLP), with a focus on financial services, including investment management. Mr. Medugno has been determined to qualify as an Audit Committee Financial Expert for the Trust. The Board believes Mr. Medugno’s experience, qualifications, attributes or skills, on an individual basis and in combination with those of the other Trustees, lead to the conclusion that he possesses the requisite skills and attributes to carry out oversight responsibilities as Audit Committee Financial Expert for the Trust.

Lauren Stack. Ms. Stack has significant corporate and executive leadership experience, most recently joining HyperSpectral APD (a physics/machine learning company focused on COVID-19 testing) as Head of Operations. She also serves as a principal at a private consulting services firm and as trustee of a college savings plan. Prior to these roles, Ms. Stack served as Chief Operating Officer of a professional services firm and a privately funded museum/college with responsibility for a range of operations, including finance, audit, legal and business development activities.

Mary Savino. Ms. Savino has over 25 years of experience in financial services and extensive experience with registered investment companies. She began her career in mutual funds at Morgan Stanley, where she held several positions in the mutual fund group formerly known as The Pierpont Funds until the team was acquired by Morgan Guaranty Trust Company in 1988. After joining J.P. Morgan, Ms. Savino held various roles of increasing responsibility within the Asset & Wealth Management business, including Head of US Mutual Funds. Since 2016, Ms. Savino serves as the Head of Investment Advisory for J.P. Morgan Private Investments Inc., where she provides strategic guidance on investment adviser activities. Between 2009 and 2016, she served as Global Head of the Portfolio Management Group and Global Head of Client Portfolio Management for the Global Access Funds. Ms. Savino has extensive experience in the management and operations of funds, product development, marketing, sales and regulatory matters.

Board Leadership Structure and Oversight

The Board has structured itself in a manner that allows it to effectively perform its oversight function. At least a majority of the Board is comprised of Trustees who are Independent Trustees, which generally are Trustees who are not affiliated with the Adviser, the principal underwriter, or their affiliates. The Chairman of the Board is an Interested Trustee. The Board has designated a Lead Independent Trustee. The Lead Independent Trustee provides an effective independent voice in the leadership structure. The Lead Independent Trustee: (i) presides over board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the Independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates dealings and communications between the Independent Trustees and management, and among the Independent Trustees; and (v) has such other responsibilities as the Board or the Independent Trustees determine from time to time. The Board has adopted a committee structure that allows it to effectively perform its oversight function for all of the Funds in the complex. As described under “Qualifications of Trustees” and “Standing Committees,” the Board has two committees: the Audit Committee and the Governance and Nominating Committee. The Board has determined that the leadership and committee structure is appropriate for the Funds and allows the Board to effectively and efficiently evaluate issues that impact the Funds as a whole as well as issues that are unique to each Fund.

The Board and the Committees take an active role in risk oversight, including the risks associated with registered investment companies such as investment risk, compliance and valuation. In addition, in connection with its oversight, the Board receives regular reports from the Funds’ Chief Compliance Officer, Principal Financial Officer and Treasurer, the Adviser, the Administrator, and the internal audit department of JPMorgan Chase & Co. The Board also receives periodic reports from a risk officer at JPMPI, including reports concerning operational controls that are designed to address market risk, credit risk, and liquidity risk, among others. The Board also receives regular reports from personnel responsible for JPMPI’s business resiliency and disaster recovery.

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In addition, the Board and its Committees work on an ongoing basis in fulfilling the oversight function. The Audit Committee is responsible for oversight of the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls, overseeing the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds, and acting as a liaison between the Funds’ independent registered public accounting firm and the full Board. The Governance and Nominating Committee is responsible for, among other things, oversight of matters relating to the Funds’ corporate governance obligations, Fund service providers and litigation. At each periodic meeting, each of the Governance and Nominating Committee and the Audit Committee report their committee proceedings to the full Board. This Committee structure allows the Board to efficiently evaluate a large amount of material and effectively fulfill its oversight function. Annually, the Board considers the efficiency of this committee structure.

Additional information about each of the Committees is included below in “Standing Committees.”

Standing Committees

The Board of Trustees has two standing committees: the Audit Committee and the Governance and Nominating Committee.

The members of each Committee are set forth below:

Name of Committee	Members	Committee Chair
Audit Committee	Lisa Borders, James P. Donovan, Neil Medugno, Lauren Stack	Neil Medugno
Governance and Nominating Committee	Lisa Borders, James P. Donovan, Neil Medugno, Lauren Stack	James P. Donovan

Audit Committee. The members of the Audit Committee are each Independent Trustees of the Trust. The purposes of the Audit Committee are to: (i) appoint and determine compensation of the Funds’ independent accountants; (ii) evaluate the independence of the Funds’ independent accountants; (iii) oversee the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls; (iv) approve non-audit services, as required by the statutes and regulations administered by the SEC, including the 1940 Act and the Sarbanes-Oxley Act of 2002; (v) oversee the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds; and (vi) act as a liaison between the Funds’ independent registered public accounting firm and the full Board. During the fiscal year ended [December 31, 2022], the Audit Committee met [            ] times.

Governance and Nominating Committee. The members of the Governance and Nominating Committee are each Independent Trustees of the Trust. The duties of the Governance and Nominating Committee include, but are not limited to: (i) selection and nomination of persons for election or appointment as Trustees; (ii) periodic review of the compensation payable to the non-interested Trustees; and (iii) periodic review and evaluation of the functioning of the Board and its committees. When evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance and Nominating Committee may consider, among other factors: (i) whether or not the person is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the Funds, with consideration being given to the person’s business experience, education and such other factors as the Committee may consider relevant;

(iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) to the extent consistent with the 1940 Act, such recommendations from management as are deemed appropriate. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, shareholders and other sources that the Governance and Nominating Committee deems appropriate. The Governance and Nominating Committee will review nominees recommended to the Board by shareholders and will evaluate such nominees in the same manner as it evaluates nominees identified by the Governance and Nominating Committee. Nominee recommendations may be submitted to the Secretary of the Trust at the Trust’s principal business address. At a minimum, nominee recommendations should include: the name, address and business, educational and/or other pertinent background of the person being recommended; a statement concerning whether the person is an “interested person” as defined in the 1940 Act; any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the Governance and Nominating Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by JPMorgan would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with JPMorgan or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.” Before the Governance and Nominating Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire, which is designed to elicit information which must be disclosed under SEC rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company. During the fiscal year ended [December 31, 2022], the Governance and Nominating Committee met [ ] times.

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For details of the dollar range of equity securities owned by each Trustee in the Funds, see “TRUSTEES — Ownership of Securities” in Part I of this SAI.

Indemnification and Trustee Compensation

The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

For details of Trustee compensation paid by the Funds, see “TRUSTEES — Trustee Compensation” in Part I of this SAI.

OFFICERS

The Trust’s executive officers (listed below) generally are employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Trust. The officers hold office until a successor has been elected and duly qualified. The Trust has no employees. The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Trust and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 383 Madison Avenue, New York, NY 10179.

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Mary E. Savino (1962), President and Principal Executive Officer since inception	Managing Director, J.P. Morgan Securities LLC, Asset & Wealth Management division, Head of J.P. Morgan Private Investments Inc. Investment Advisory Business (2016-present); Global Head of Portfolio Management Group (2013-2016); Global Head of Client Portfolio Management for Global Access Funds (2009-2013); various other positions including Head of US Mutual Funds since joining the firm in 1988.

Abby L. Ingber (1962), Chief Legal Officer and Secretary since inception	Executive Director and Assistant General Counsel, JPMorgan Chase Bank, N.A. (2017-present); Deputy General Counsel, Schroder Investment Management North America Inc. and Chief Legal Officer and Secretary, Schroder Funds (2006-2017).

Michael Choi (1971), Chief Compliance Officer since inception	Chief Compliance Officer, J.P. Morgan Private Investments Inc. (2016-present); Managing Director, JPMorgan Chase Bank, N.A. (2018-present); Executive Director; Assistant General Counsel, JPMorgan Chase Bank, N.A. (2008-2016).

Gregory R. McNeil (1975), Principal Financial Officer and Treasurer since inception	Executive Director, J.P. Morgan Securities LLC (2018-present); Vice President, AQR Capital Management, LLC; Treasurer, AQR Funds (2015-2018); Assistant Treasurer, Franklin Templeton Investments (2010-2015).

Gina M. Andes (1976), Assistant Treasurer since inception	Executive Director, J.P. Morgan Securities LLC (2020-present); Vice President, J.P. Morgan Securities LLC (2017-2020); Vice President, J.P. Morgan Investment Management Inc. (formerly J.P. Morgan Funds Management, Inc.) (2013-2017).

Pamela Woodley (1971), Assistant Secretary since 2021	Vice President and Assistant General Counsel, JPMorgan Chase Bank, N.A. (2004-present)

For details of the percentage of shares of each Fund owned by the officers and Trustees, as a group, see “SHARE OWNERSHIP — Trustees and Officers” in Part I of this SAI.

INVESTMENT ADVISER, SUB-ADVISERS AND SUB-SUB-ADVISERS

Pursuant to an investment advisory agreement, JPMPI serves as investment adviser to the Funds. BlackRock, Insight, Goldman, PIMCO, PGIM, Capital, Nuveen, Allspring, Lord Abbett, BlueBay and Muzinich serve as investment sub-advisers to certain Funds pursuant to investment sub-advisory agreements with JPMPI. BIL, BSL and PGIML serve as investment sub-sub-advisers to the Fund pursuant to investment sub-sub-advisory agreements with their affiliated Sub-Advisers.

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The Trust’s shares are not sponsored, endorsed or guaranteed by, and do not constitute obligations or deposits of, JPMorgan Chase, any bank affiliate of JPMPI or any other bank, and are not insured by the FDIC or issued or guaranteed by the U.S. government or any of its agencies.

For details of the investment advisory fees paid under an applicable advisory agreement, see “INVESTMENT ADVISER, SUB-ADVISERS AND SUB-SUB-ADVISERS — Investment Advisory Fees” in Part I of the SAI for the respective Fund.

For details of the other accounts managed by the portfolio managers, see “PORTFOLIO MANAGERS — Portfolio Managers’ Other Accounts Managed” in Part I of this SAI.

J.P. Morgan Private Investments Inc. (“JPMPI”). JPMPI serves as investment adviser to the Funds pursuant to the investment advisory agreement between JPMPI and the Trust (the “Advisory Agreement”). JPMPI is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMPI is located at 383 Madison Avenue, New York, NY 10179.

Under the terms of the Advisory Agreement, the investment advisory services JPMPI provides to the Funds are not exclusive. JPMPI is free to and does render similar investment advisory services to others. JPMPI serves as investment adviser to other pooled investment vehicles. The accounts which are managed or advised by JPMPI have varying investment objectives, and JPMPI invests or allocates assets of such accounts in investments or to sub-advisers who employ investment strategies substantially similar to, or the same as, those which are expected to constitute the principal strategies of certain Funds. Such accounts are supervised by employees of JPMPI who may also be acting in similar capacities for the Funds. See “Portfolio Transactions.”

Under the Advisory Agreement, the Funds have agreed to pay JPMPI a fee, which is computed daily and may be paid monthly, equal to the annual rate of each Fund’s average daily net assets as described in the applicable Prospectus. In addition, JPMPI has contractually agreed through at least [04/30/2023] to waive any management fees for a Fund that exceed the aggregate management fees JPMPI or a Fund is contractually required to pay the Fund’s Sub-Advisers.

The Advisory Agreement continues in effect for annual periods beyond its initial two-year term only if specifically approved thereafter annually; except that for new funds, the initial approval will continue for up to two years, after which annual approvals are required. The Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of a Fund’s outstanding voting securities (as defined in the 1940 Act), on 60 days’ written notice to JPMPI and by JPMPI on 90 days’ written notice to the Trust. The Advisory Agreement was initially approved by the Board of Trustees at its meeting in June 2018.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the respective investment advisory agreement, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder, or a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

Subject to the supervision of the Trust’s Board of Trustees, JPMPI provides or will cause to be provided a continuous investment program for the Funds. JPMPI may delegate its responsibilities to sub-advisers. Any sub-advisory or sub-sub-advisory agreements must be approved by the Trust’s Board of Trustees, as required by the 1940 Act.

The Credit Opportunities Fund may pursue its investment objective by investing in the Subsidiary. The Subsidiary has entered into a separate contract with JPMPI whereby JPMPI provides investment advisory services to the Subsidiary (the “Subsidiary Advisory Agreement”). In recognition of the fact that contractual advisory fees are already charged for JPMPI’s investment management services to the Credit Opportunities Fund (which includes the Subsidiary investment) under the Advisory Agreement, JPMPI receives no additional management fees from the Subsidiary for the services rendered pursuant to the Subsidiary Advisory Agreement.

BlackRock Investment Management, LLC (“BlackRock”). BlackRock has been engaged by JPMPI to serve as investment sub-adviser to the Six Circles Ultra Short Duration Fund, the Six Circles U.S. Unconstrained Equity Fund, the Six Circles International Unconstrained Equity Fund, the Six Circles Global Bond Fund, the Six Circles Tax Aware Bond Fund and the Six Circles Credit Opportunities Fund pursuant to an investment sub-advisory agreement (the “BlackRock Sub-Advisory Agreement”). BlackRock is a registered investment adviser under the Investment Advisers Act of 1940, as amended. BlackRock is located at 1 University Square Drive, Princeton, New Jersey 08540.

BlackRock is paid monthly by JPMPI a fee based on the portion of assets under management of each of the Six Circles Ultra Short Duration Fund, the Six Circles U.S. Unconstrained Equity Fund, the Six Circles International Unconstrained Equity Fund, the Six Circles Global Bond Fund, the Six Circles Tax Aware Bond Fund and the Six Circles Credit Opportunities Fund allocated to BlackRock, as set forth in the BlackRock Sub-Advisory Agreement.

The BlackRock Sub-Advisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner. It may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

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Insight North America LLC (“Insight”). Insight has been engaged by JPMPI to serve as investment sub-adviser to the Six Circles Tax Aware Ultra Short Duration Fund pursuant to an investment sub-advisory agreement (the “Insight Sub-Advisory Agreement”). Insight is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Insight is located at 200 Park Avenue, New York, New York 10166.

Insight is paid monthly by JPMPI a fee based on the portion of assets under management of the Six Circles Tax Aware Ultra Short Duration Fund allocated to Insight, as set forth in the Insight Sub-Advisory Agreement.

The Insight Sub-Advisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner. It may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

Goldman Sachs Asset Management, L.P. (“Goldman”). Goldman has been engaged by JPMPI to serve as investment sub-adviser to the Six Circles Ultra Short Duration Fund and the Six Circles Tax Aware Ultra Short Duration Fund pursuant to an investment sub-advisory agreement (the “Goldman Sub-Advisory Agreement”). Goldman has been registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since 1990 and is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs & Co. LLC. Goldman is located at 200 West Street, New York, New York 10282.

Goldman is paid monthly by JPMPI a fee based on the portion of assets under management of each of the Six Circles Ultra Short Duration Fund and the Six Circles Tax Aware Ultra Short Duration Fund allocated to Goldman, as set forth in the Goldman Sub-Advisory Agreement.

The Goldman Sub-Advisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner. It may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

Pacific Investment Management Company LLC (“PIMCO”). PIMCO has been engaged by JPMPI to serve as investment sub-adviser to the Six Circles Ultra Short Duration Fund, the Six Circles Tax Aware Ultra Short Duration Fund, the Six Circles Global Bond Fund and the Six Circles Credit Opportunities Fund pursuant to an investment sub-advisory agreement (the “PIMCO Sub-Advisory Agreement”). PIMCO is a registered investment adviser under the Investment Advisers Act of 1940, as amended. PIMCO is located at 650 Newport Center Drive, Newport Beach, California 92660.

PIMCO is paid monthly by JPMPI a fee based on the portion of assets under management of each of the Six Circles Ultra Short Duration Fund, the Six Circles Tax Aware Ultra Short Duration Fund, the Six Circles Global Bond Fund and the Six Circles Credit Opportunities Fund allocated to PIMCO, as set forth in the PIMCO Sub-Advisory Agreement.

The PIMCO Sub-Advisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner. It may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

The Credit Opportunities Fund may pursue its investment objective by investing in the Subsidiary. JPMPI has entered into a separate contract with PIMCO whereby PIMCO provides investment sub-advisory services to the Subsidiary (the “Subsidiary Sub-Advisory Agreement”). In recognition of the fact that contractual sub-advisory fees are already charged for PIMCO’s investment management services to the Credit Opportunities Fund (which includes the Subsidiary investment), PIMCO receives no additional management fees from JPMPI for the services rendered pursuant to the Subsidiary Sub-Advisory Agreement.

BlackRock International Limited (“BIL”). BIL has been engaged by BlackRock to serve as investment sub-sub-adviser to the Six Circles Global Bond Fund and Six Circles Credit Opportunities Fund pursuant to investment sub-sub-advisory agreements (the “BIL Sub-Sub-Advisory Agreements”). BIL is a registered investment adviser under the Investment Advisers Act of 1940, as amended. BIL is located at Exchange Place One, 1 Semple Street, Edinburgh, EH3 8BL, United Kingdom.

BIL is paid monthly by BlackRock a fee based on the portion of assets under management of the Six Circles Global Bond Fund allocated to BlackRock, and the portion of assets under management of the Six Circles Credit Opportunities Fund allocated to BlackRock’s High Yield Strategy, as set forth in the BIL Sub-Sub-Advisory Agreements.

The BIL Sub-Sub-Advisory Agreements will continue in effect for a period of two years from the date of their execution, unless terminated sooner. They may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

BlackRock (Singapore) Limited (“BSL”). BSL has been engaged by BlackRock to serve as investment sub-sub-adviser to the Six Circles Global Bond Fund pursuant to an investment sub-sub-advisory agreement (the “BSL Sub-Sub-Advisory Agreement”). BSL is a registered investment adviser under the Investment Advisers Act of 1940, as amended. BSL is located at 20 Anson Road #18-01, 079912 Singapore.

BSL is paid monthly by BlackRock a fee based on the portion of assets under management of each of the Six Circles Global Bond Fund allocated to BlackRock, as set forth in the BSL Sub-Sub-Advisory Agreement.

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The BSL Sub-Sub-Advisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner. It may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

PGIM, Inc. (“PGIM”). PGIM has been engaged by JPMPI to serve as investment sub-adviser to the Six Circles Global Bond Fund and the Six Circles Credit Opportunities Fund pursuant to an investment sub-advisory agreement (the “PGIM Sub-Advisory Agreement”). PGIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended. PGIM is located at 655 Broad Street, 8th Floor, Newark, NJ 07102.

PGIM is paid monthly by JPMPI a fee based on the portion of assets under management of each of the Six Circles Global Bond Fund and the Six Circles Credit Opportunities Fund allocated to PGIM, as set forth in the PGIM Sub-Advisory Agreement.

The PGIM Sub-Advisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner. It may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

PGIM Limited (“PGIML”). PGIML has been engaged by PGIM to serve as investment sub-sub-adviser to the Six Circles Global Bond Fund and Six Circles Credit Opportunities Fund pursuant to investment sub-sub-advisory agreements (the “PGIML Sub-Sub-Advisory Agreements”). PGIML is a registered investment adviser under the Investment Advisers Act of 1940, as amended. PGIML is located at Grand Buildings, 1-3 Strand, Trafalgar Square, London WC2N 5HR.

PGIML is paid by PGIM a fee based on the total and direct allocable costs of PGIML in managing assets for the Six Circles Global Bond Fund and Six Circles Credit Opportunities Fund, as set forth in the PGIML Sub-Sub-Advisory Agreements.

The PGIML Sub-Sub-Advisory Agreements will continue in effect for a period of two years from the date of their execution, unless terminated sooner. They may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

Capital International, Inc. (“Capital”). Capital has been engaged by JPMPI to serve as investment sub-adviser to the Six Circles Tax Aware Bond Fund pursuant to an investment sub-advisory agreement (the “Capital Sub-Advisory Agreement”). Capital is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Capital is located at 333 S. Hope Street, Los Angeles, CA 90071.

Capital is paid monthly by JPMPI a fee based on the portion of assets under management of the Six Circles Tax Aware Bond Fund allocated to Capital, as set forth in the Capital Sub-Advisory Agreement.

The Capital Sub-Advisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner. It may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

Nuveen Asset Management, LLC (“Nuveen”). Nuveen has been engaged by JPMPI to serve as investment sub-adviser to the Six Circles Tax Aware Bond Fund pursuant to an investment sub-advisory agreement (the “Nuveen Sub-Advisory Agreement”). Nuveen is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Nuveen is located at 901 Marquette Avenue, Suite 2900, Minneapolis, Minnesota 55402.

Nuveen is paid monthly by JPMPI a fee based on the portion of assets under management of the Six Circles Tax Aware Bond Fund allocated to Nuveen, as set forth in the Nuveen Sub-Advisory Agreement.

The Nuveen Sub-Advisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner. It may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

Allspring Global Investments, LLC (“Allspring”). Allspring has been engaged by JPMPI to serve as investment sub-adviser to the Six Circles Tax Aware Bond Fund pursuant to an investment sub-advisory agreement (the “Allspring Sub-Advisory Agreement”). Allspring is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Allspring is located at 525 Market Street, San Francisco, CA 94105.

Allspring is paid monthly by JPMPI a fee based on the portion of assets under management of the Six Circles Tax Aware Bond Fund allocated to Allspring, as set forth in the Allspring Sub-Advisory Agreement.

The Allspring Sub-Advisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner. It may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

Lord, Abbett & Co. LLC (“Lord Abbett”). Lord Abbett has been engaged by JPMPI to serve as investment sub-adviser to the Six Circles Credit Opportunities Fund pursuant to an investment sub-advisory agreement (the “Lord Abbett Sub-Advisory Agreement”). Lord Abbett is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Lord Abbett is located at 90 Hudson Street, Jersey City, NJ 07302-3973.

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Lord Abbett is paid monthly by JPMPI a fee based on the portion of assets under management of the Six Circles Credit Opportunities Fund allocated to Lord Abbett, as set forth in the Lord Abbett Sub-Advisory Agreement.

The Lord Abbett Sub-Advisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner. It may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

BlueBay Asset Management LLP (“BlueBay”). BlueBay has been engaged by JPMPI to serve as investment sub-adviser to the Six Circles Credit Opportunities Fund pursuant to an investment sub-advisory agreement (the “BlueBay Sub-Advisory Agreement”). BlueBay is a registered investment adviser under the Investment Advisers Act of 1940, as amended. BlueBay is located at 77 Grosvenor Street, London, W1K 3JR, United Kingdom.

BlueBay is paid monthly by JPMPI a fee based on the portion of assets under management of the Six Circles Credit Opportunities Fund allocated to BlueBay, as set forth in the BlueBay Sub-Advisory Agreement.

The BlueBay Sub-Advisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner. It may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

Muzinich & Co., Inc. (“Muzinich”). Muzinich has been engaged by JPMPI to serve as investment sub-adviser to the Six Circles Credit Opportunities Fund pursuant to an investment sub-advisory agreement (the “Muzinich Sub-Advisory Agreement”). Muzinich is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Muzinich is located at 450 Park Avenue, New York, New York 10022.

Muzinich is paid monthly by JPMPI a fee based on the portion of assets under management of the Six Circles Credit Opportunities Fund allocated to Muzinich, as set forth in the Muzinich Sub-Advisory Agreement.

The Muzinich Sub-Advisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner. It may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

POTENTIAL CONFLICTS OF INTEREST

Conflicts of Interest Relating to the Adviser

The Adviser and/or its affiliates (the “Affiliates” and, together, “JPMorgan”) provide an array of discretionary and non-discretionary investment management services and products to institutional clients and individual investors. In addition, JPMorgan is a diversified financial services firm that provides a broad range of services and products to its clients and is a major participant in the global currency, equity, commodity, fixed-income and other markets in which a Fund invests or will invest. Investors should carefully review the following, which describes potential and actual conflicts of interest that JPMorgan can face in the operation of its investment management services. JPMorgan and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate the conflicts of interest described below. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. Additional information about potential conflicts of interest regarding the Adviser and JPMorgan is set forth in the Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Adviser’s and each Sub-Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).

Chief Compliance Officer. The Chief Compliance Officer of the Funds and the Trust also serves as the Chief Compliance Officer of the Adviser, and in such capacity may face conflicts of interest with his compliance responsibilities to the Funds and the Trust. The Funds and the Trust have implemented policies and procedures to seek to mitigate such conflicts.

Acting for Multiple Clients. In general, the Adviser faces conflicts of interest when it renders investment advisory services to several clients and, from time to time, provides dissimilar investment advice to different clients. For example, when funds or accounts managed by the Adviser (“Other Accounts”) engage in short sales of the same securities held by a Fund, the Adviser could be seen as harming the performance of a Fund for the benefit of the Other Accounts engaging in short sales, if the short sales cause the market value of the securities to fall. In addition, a conflict could arise when one or more Other Accounts invest in different instruments or classes of securities of the same issuer than those in which a Fund invests. In certain circumstances, Other Accounts have different investment objectives or could pursue or enforce rights with respect to a particular issuer in which a Fund has also invested and these activities could have an adverse effect on the Fund. For example, if a Fund holds debt instruments of an issuer and an Other Account holds equity securities of the same issuer, then if the issuer experiences financial or operational challenges, the Fund (which holds the debt instrument) may seek a liquidation of the issuer, whereas the Other Account (which holds the equity securities) may prefer a reorganization of the issuer. In addition, an issuer in which the Fund invests may use the proceeds of the Fund’s investment to refinance or reorganize its capital structure, which could result in repayment of debt held by JPMorgan or an Other Account. If the issuer performs poorly following such refinancing or reorganization, the Fund’s results will suffer whereas the Other Account’s performance will not

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be affected because the Other Account no longer has an investment in the issuer. Conflicts are magnified with respect to issuers that become insolvent. It is possible that in connection with an insolvency, bankruptcy, reorganization, or similar proceeding, a Fund will be limited (by applicable law, courts or otherwise) in the positions or actions it will be permitted to take due to other interests held or actions or positions taken by JPMorgan or Other Accounts.

Positions taken by Other Accounts may also dilute or otherwise negatively affect the values, prices or investment strategies associated with positions held by a Fund. For example, this may occur when investment decisions for the Fund are based on research or other information that is also used to support portfolio decisions by the Adviser for Other Accounts following different investment strategies or by Affiliates in managing their clients’ accounts. When an Other Account or an account managed by an Affiliate implements a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies for a Fund (whether or not the portfolio decisions emanate from the same research analysis or other information), market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable investment results, and the costs of implementing such portfolio decisions or strategies could be increased or the Fund could otherwise be disadvantaged.

Investment opportunities that are appropriate for a Fund may also be appropriate for Other Accounts and there is no assurance the Fund will receive an allocation of all or a portion of those investments it wishes to pursue. The Adviser’s management of an Other Account that pays it a performance fee or a higher management fee and follows the same or similar strategy as a Fund or invests in substantially similar assets as a Fund, creates an incentive for the Adviser to favor the account paying it the potentially higher fee, e.g., in placing securities trades.

The Adviser and its Affiliates, and any of their directors, officers or employees, also buy, sell, or trade securities for their own accounts or the proprietary accounts of the Adviser and/or an Affiliate. The Adviser or its Affiliates, within their discretion, may make different investment decisions and take other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, the Adviser is not required to purchase or sell for any client account securities that it, an Affiliate or any of its or their employees may purchase or sell for their own accounts or the proprietary accounts of the Adviser or an Affiliate or its clients. The Adviser, its Affiliates and their respective directors, officers and employees face a conflict of interest as they will have income or other incentives to favor their own accounts or proprietary accounts.

The chart in Part I of this SAI entitled “Portfolio Managers’ Other Accounts Managed” shows the number, type and market value as of a specified date of the accounts and other Funds managed by each Fund’s portfolio managers.

Acting in Multiple Commercial Capacities. JPMorgan is a diversified financial services firm that provides a broad range of services and products to its clients and is a major participant in the global currency, equity, commodity, fixed-income and other markets in which a Fund invests or may invest. JPMorgan is typically entitled to compensation in connection with these activities, and the Funds will not be entitled to any such compensation. In providing services and products to clients other than the Funds, JPMorgan, from time to time, faces conflicts of interest with respect to activities recommended to or performed for a Fund on one hand and for JPMorgan’s other clients on the other hand. For example, JPMorgan has, and continues to seek to develop, banking and other financial and advisory relationships with numerous U.S. and non-U.S. persons and governments. JPMorgan also advises and represents potential buyers and sellers of businesses worldwide. The Funds have invested in, or may wish to invest in, such entities represented by JPMorgan or with which JPMorgan has a banking or other financial relationship. In addition, certain clients of JPMorgan may invest in entities in which JPMorgan holds an interest, including a Fund. In providing services to its clients, JPMorgan from time to time recommends activities that compete with or otherwise adversely affect a Fund or the Fund’s investments. It should be recognized that such relationships may also preclude the Fund from engaging in certain transactions and may constrain the Fund’s investment flexibility. For example, Affiliates that are broker dealers cannot deal with the Funds as principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. Certain of the Funds have received exemptive orders permitting the Funds to engage in principal transactions with Affiliates involving taxable and tax exempt money market instruments. However, for the purchase and sale of longer term fixed income securities, which are generally principal transactions, the Funds cannot use broker dealer Affiliates. Or, if an Affiliate is the sole underwriter of an initial or secondary offering, the Funds could not purchase in the offering. In both cases, the number of securities and counterparties available to the Funds will be fewer than are available to mutual funds that are not affiliated with major broker dealers.

JPMorgan derives ancillary benefits from providing investment advisory services to the Funds, and providing such services to the Funds may enhance JPMorgan’s relationships with various parties, facilitate additional business development and enable JPMorgan to obtain additional business and generate additional revenue.

Participations Adverse to the Funds. JPMorgan’s participation in certain markets or its actions for certain clients may also restrict or affect a Fund’s ability to transact in those markets and JPMorgan may face conflicts with respect to the interests involved. For example, when a Fund and another JPMorgan client invest in different parts of an issuer’s capital structure, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment implicate conflicts of interest. See also “Acting for Multiple Clients.”

Preferential Treatment. The Adviser may receive more compensation with respect to certain Funds or Other Accounts than it receives with respect to a Fund, or receives compensation based in part on the performance of certain accounts. This creates a conflict of interest for the Adviser and its portfolio managers by providing an incentive to favor those accounts. Actual or potential conflicts of interest also arise when a portfolio manager has management responsibilities to more than one account or Fund, such as devotion of unequal time and attention to the management of the Funds or accounts.

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Allocation and Aggregation. Potential conflicts of interest also arise with both the aggregation of trade orders and allocation of securities transactions or investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities raise a potential conflict of interest because JPMorgan has an incentive to allocate trades or investment opportunities to certain accounts or Funds. For example, JPMorgan has an incentive to cause accounts it manages to participate in an offering where such participation could increase JPMorgan’s overall allocation of securities in that offering.

Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day oversight of the Funds. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of the other accounts and to the possible detriment of the Funds. Or the portfolio managers, who also serve as advisers to wealth management clients, could have an advantage over other non-client shareholders in the Funds, if any. JPMorgan has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Overall Position Limits. Potential conflicts of interest also exist when JPMorgan maintains certain overall investment limitations on positions in securities or other financial instruments due to, among other things, investment restrictions imposed upon JPMorgan by law, regulation, contract or internal policies. These limitations have precluded and, in the future could preclude, a Fund from purchasing particular securities or financial instruments, even if the securities or financial instruments would otherwise meet the Fund’s objectives. For example, there are limits on the aggregate amount of investments by affiliated investors in certain types of securities that may not be exceeded without additional regulatory or corporate consent. There also are limits on the writing of options by a Fund that could be triggered based on the number of options written by the Adviser on behalf of other investment advisory clients. If certain aggregate ownership thresholds are reached or certain transactions are undertaken, the ability of a Fund to purchase or dispose of investments, or exercise rights or undertake business transactions, will be restricted.

Soft Dollars. To the extent the Adviser executes transactions on behalf of the Funds, the Adviser may pay certain broker-dealers “soft” or commission dollars generated by client brokerage transactions in exchange for access to statistical information and other research services. The Adviser faces conflicts of interest because the statistical information and other research services may benefit certain other clients of the Adviser more than a Fund and can be used in connection with the management of accounts other than the accounts whose trades generated the commissions.

Additionally, when the Adviser uses client brokerage commissions to obtain statistical information and other research services, the Adviser receives a benefit because it does not have to produce or pay for the information or other research services itself. As a result, the Adviser may have an incentive to select a particular broker-dealer in order to obtain such information and other research services from that broker-dealer, rather than to obtain the lowest price for execution.

Redemptions. JPMorgan, as a seed investor and JPMorgan on behalf of its discretionary clients have significant ownership in certain Funds. JPMorgan faces conflicts of interest when considering the effect of redemptions on such Funds and on other shareholders in deciding whether and when to redeem its shares. A large redemption of shares by JPMorgan or by JPMorgan acting on behalf of its discretionary clients could result in the Fund selling securities when it otherwise would not have done so, accelerating the realization of capital gains and increasing transaction costs. A large redemption could significantly reduce the assets of a Fund, causing decreased liquidity and, depending on any applicable expense caps, a higher expense ratio.

Affiliated Transactions. While the Adviser intends to use Sub-Advisers to execute transactions for the Funds, to the extent the Funds engage in principal or agency transactions with other Funds or with JPMorgan, the Funds will be subject to conflicts of interest. To the extent permitted by law, the Funds can enter into transactions in which JPMorgan acts as principal on its own behalf (principal transactions), advises both sides of a transaction (cross transactions) and acts as broker (including clearing broker) for, and receives a commission from, the Funds (agency transactions). Principal and agency transactions create the opportunity for JPMorgan to engage in self-dealing. JPMorgan faces a conflict of interest when it engages in a principal or agency transaction on behalf of a Fund, because such transactions result in additional compensation to JPMorgan. JPMorgan faces a potentially conflicting division of loyalties and responsibilities to the parties in these transactions.

In addition, Affiliates of the Adviser have direct or indirect interests in electronic communication networks and alternative trading systems (collectively “ECNs”). The Adviser, in accordance with its fiduciary obligation to seek to obtain best execution, from time to time executes client trades through ECNs in which an Affiliate has, or may acquire, an interest. In such case, the Affiliate will be indirectly compensated based upon its ownership percentage in relation to the transaction fees charged by the ECNs.

JPMorgan also faces conflicts of interest if a Fund purchases securities during the existence of an underwriting syndicate for such securities, of which JPMorgan is a member because JPMorgan typically receives fees for certain services that it provides to the syndicate and, in certain cases, will be relieved directly or indirectly of certain financial obligations as a result of a Fund’s purchase of securities.

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Certain laws applicable to JPMorgan may also have an impact on the ability of JPMorgan to conduct business with the Funds, which may have a negative impact on the Funds. The Funds are treated as affiliates of JPMorgan Chase Bank, N.A. for purposes of Sections 23A and 23B of the U.S. Federal Reserve Act. Those sections require that banking subsidiaries of JPMorgan, such as JPMorgan Chase Bank, N.A. and its subsidiaries, comply with certain standards and restrictions in dealing with affiliates such as the Funds. For example, the Funds may be unable to enter into certain borrowing or servicing arrangements with JPMorgan Chase Bank, N.A.

Lending. When a Fund engages in securities lending transactions, the Adviser faces a conflict of interest when an Affiliate operates as a service provider in the securities lending transaction or otherwise receives compensation as part of the securities lending activities.

Personal Trading. JPMorgan and any of its directors, officers, agents or employees, face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as a Fund, which could have an adverse effect on a Fund.

Information Access. As a result of JPMorgan’s various other businesses, Affiliates, from time to time, come into possession of information about certain markets and investments which, if known to the Adviser, could cause the Adviser to seek to dispose of, retain or increase interests in investments held by a Fund or acquire certain positions on behalf of a Fund. However, JPMorgan’s internal information barriers restrict the Adviser’s ability to access such information even when it would be relevant to its management of the Funds. Such Affiliates can trade differently from the Funds potentially based on information not available to the Adviser. If the Adviser acquires or is deemed to acquire material non-public information regarding an issuer, the Adviser will be restricted from purchasing or selling securities of that issuer for its clients, including a Fund, until the information has been publicly disclosed or is no longer deemed material.

Gifts and Entertainment. From time to time, employees of the Adviser receive gifts and/or entertainment from clients, intermediaries, or service providers to the Funds or the Adviser, which could have the appearance of affecting or may potentially affect the judgment of the employees, or the manner in which they conduct business.

Ownership Interest in JPMorgan Chase & Co. Stock and Other Securities. Certain asset management firms (each, an “asset manager”), including BlackRock, through their funds and separately managed accounts currently hold a 5% or more ownership interest in JPMorgan publicly traded stock. This ownership interest presents a conflict of interest when JPMorgan Chase Bank, N.A., J.P. Morgan Securities LLC, the Adviser and JPMorgan Chase & Co. (collectively “JPM”) recommends or purchases the publicly traded security of the asset manager or the separately managed accounts, strategies or funds that are managed or advised by the asset manager. JPM addresses this conflict by disclosing the ownership interest of the asset manager and by subjecting the asset manager’s separately managed accounts, strategies and funds to a research process. Additionally, the financial advisers and portfolio managers that may purchase or recommend securities, separately managed accounts, strategies and funds of an asset manager that has an ownership interest in JPMorgan Chase & Co., do not receive any additional compensation for that purchase or recommendation. A fund ownership interest in JPMorgan Chase & Co. can cause the fund and its affiliates to determine that they are unable to pursue a transaction, or the transaction will be limited or the timing altered. JPMorgan Chase & Co. monitors ownership interests in JPMorgan Chase & Co. for regulatory purposes and to identify and mitigate actual and perceived conflicts of interest. As of December 31, 2021, both BlackRock Inc. and The Vanguard Group hold more than a 5% interest in JPMorgan Chase & Co.

Additionally, to comply with regulatory requirements, the Funds do not invest in securities issued by JPMorgan Chase & Co. This could cause the Funds to underperform versus other funds that can make such investments.

Indexes. Some of the Funds seek to track the performance of indexes developed or operated by affiliates of the Adviser. JPMorgan Chase Bank N.A. and its affiliates (“JPMC”) may, from time to time, manage client accounts that track the same indexes used by the Funds or which may be based on the same, or substantially similar, strategies that are used in the operation of the indexes and the Funds. The operation of the indexes and the Funds and client accounts in this manner may give rise to potential conflicts of interest. For example, client accounts that track the same indexes used by the Funds may engage in purchases and sales of securities relating to index changes prior to the implementation of index updates or at the time as of which the Funds engage in similar transactions because the client accounts may be managed and rebalanced on an ongoing basis, whereas the Funds’ portfolios may be rebalanced less frequently. These differences may result in the client accounts having more favorable performance relative to that of the index and the Funds. Certain Funds track financial indexes in which the Adviser or an affiliate retains various intellectual property rights. As a result, JPMC may be entitled to receive index licensing fees from unaffiliated licensees of these indexes. Affiliates of the Adviser may develop or own and operate stock market and other indexes based on investment and trading strategies developed by such affiliates. Affiliates of the Adviser may also assist unaffiliated entities in creating indexes that are tracked by certain ETFs and index mutual funds utilized by the Adviser. Some ETFs and index mutual funds seek to track the performance of these indexes.

Conflicts of Interest Relating to the Sub-Advisers and Sub-Sub-Advisers

The Adviser has engaged unaffiliated Sub-Advisers and Sub-Sub-Advisers and primarily acts as a manager of managers in respect of the Funds. The Adviser compensates Sub-Advisers out of the advisory fees it receives from the Funds, which creates an incentive for the Adviser to select sub-advisers with lower fee rates or to select affiliated sub-advisers. In addition, the Sub-Advisers and Sub-Sub-Advisers have interests and relationships that create actual or potential conflicts of interest related to their management of the assets of the Funds allocated to such Sub-Advisers and Sub-Sub-Advisers. Such conflicts of interest may be similar to, different from or supplement those conflicts described herein relating to JPMorgan. Because the Sub-Advisers and Sub-Sub-Advisers engage in direct

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trading strategies for the Fund assets allocated to them, the Sub-Advisers and Sub-Sub-Advisers have potential conflicts of interest related to the investment of client assets in securities and other instruments that would not apply to the Adviser unless the Adviser is also engaging in direct trading strategies, or could apply to the Adviser in a different or more limited manner. Such potential conflicts relate to the Sub-Advisers’ and Sub-Sub-Advisers’ trading and investment practices, including, but not limited to, their selection of broker-dealers, aggregation of orders for multiple clients or netting of orders for the same client and the investment of client assets in companies in which they have an interest. Additional information about potential conflicts of interest regarding the Sub-Advisers and Sub-Sub-Advisers is set forth in each Sub-Adviser’s and Sub-Sub-Adviser’s Form ADV. A copy of Part 1 and Part 2 of each Sub-Adviser’s and Sub-Sub-Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).

BlackRock (including BIL and BSL)

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Funds, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Funds. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Funds. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Funds by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a Fund. It should also be noted that Messrs. Delbos, Dickstein, Garfin, MacLellan, Radell and Silva may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Delbos, Dickstein, Garfin, MacLellan, Radell and Silva may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Insight

In the course of Insight’s normal business, Insight and its personnel may encounter situations where it faces a conflict of interest or could be perceived to be in a conflict of interest situation. A conflict of interest occurs whenever the interests of Insight or its personnel diverge from those of a client or when Insight or its personnel have obligations to more than one party whose interests are different. In order to preserve its reputation and comply with applicable legal and regulatory requirements, Insight believes managing perceived conflicts is as important as managing actual conflicts.

Insight ensures it manages conflicts of interest fairly and in accordance with SEC rules and guidance, and does not place its own interests unfairly above those of its customers.

All material conflicts of interest are presented in greater detail within Part 2A of Insight’s Form ADV.

Goldman (“GSAM”)

GSAM is part of The Goldman Sachs Group, Inc. (together with its affiliates, directors, partners, trustees, managers, members, officers and employees, “Goldman Sachs”), a financial holding company. The involvement of GSAM, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs will present conflicts of interest with respect to a Fund and will, under certain circumstances, limit a Fund’s investment activities. Goldman Sachs is a worldwide full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments, and individuals. Goldman Sachs acts as a broker-dealer, investment adviser, investment banker, underwriter, research provider, administrator, financier, adviser, market maker, trader, prime broker, derivatives dealer, clearing agent, lender, counterparty, agent, principal, distributor, investor or in other commercial capacities for accounts or companies or affiliated or unaffiliated investment funds (including pooled investment vehicles and private funds). In those and other capacities, Goldman Sachs advises and deals with clients and third parties in all markets and transactions and purchases, sells, holds and recommends a broad array

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of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account and for the accounts of clients and of its personnel. In addition, Goldman Sachs has direct and indirect interests in the global fixed income, currency, commodity, equities, bank loan and other markets and the securities and issuers in which a Fund may directly and indirectly invest. Thus, it is expected that a Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs and affiliates perform or seek to perform investment banking or other services.

As Sub-Adviser of a Fund, GSAM receives management fees from the Fund. In addition, GSAM’s affiliates may earn fees from relationships with a Fund. Although these fees are generally based on asset levels, the fees are not directly contingent on Fund performance, Goldman Sachs will still receive significant compensation from a Fund even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of a Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as a Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund. The results of a Fund’s investment activities, therefore, will likely differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts.

In addition, a Fund may enter into transactions in which Goldman Sachs and its affiliates or their other clients have an adverse interest. For example, a Fund may take a long position in a security at the same time that Goldman Sachs and its affiliates or other accounts managed by GSAM take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact a Fund. In some cases, such adverse impacts may result from differences in timing of transactions by accounts relative to when a Fund executes transactions in the same securities. Transactions by one or more Goldman Sachs-advised clients or GSAM may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund. A Fund’s activities will, under certain circumstances, be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs and its affiliates provide a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it are expected to create markets or specialize in, have positions in and/or effect transactions in, securities of issuers held by a Fund, and will likely also perform or seek to perform investment banking and financial services for one or more of those issuers. Goldman Sachs and its affiliates are expected to have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend a Fund or who engage in transactions with or for a Fund.

For a more detailed description of potential conflicts of interest, please refer to the language from GSAM’s ADV Part 2.

PIMCO

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information (“MNPI”) about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Funds. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies or redeem shares of a Fund in a manner beneficial to the investing account but detrimental to the Fund. Conversely, PIMCO’s duties to the Funds, as well as regulatory or other limitations applicable to the Funds, may affect the courses of action available to PIMCO-advised accounts (including certain Funds) that invest in the Funds in a manner that is detrimental to such investing accounts.

Because PIMCO is affiliated with Allianz SE, a large multi-national financial institution (together with its affiliates, “Allianz”), conflicts similar to those described below may occur between the Funds or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Funds or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Funds or other accounts managed by PIMCO (each, a “Client,” and collectively, the “Clients”). In addition, because certain Clients (as defined below) are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of a portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

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Investment Opportunities. A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for one or more Clients, but may not be available in sufficient quantities for all accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another Client. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

PIMCO seeks to allocate orders across eligible Client accounts with similar investment guidelines and investment styles fairly and equitably, taking into consideration relevant factors including, among others, applicable investment restrictions and guidelines, regulatory requirements, risk tolerances and available cash. As part of PIMCO’s trade allocation process, portions of new fixed income investment opportunities are distributed among Client account categories where the relevant portfolio managers seek to participate in the investment. Those portions are then further allocated among the Client accounts within such categories pursuant to PIMCO’s trade allocation policy. Portfolio managers managing quantitative strategies and specialized accounts, such as those focused on international securities, mortgage-backed securities, bank loans, or other specialized asset classes, will likely receive an increased distribution of new fixed income investment opportunities where the investment involves a quantitative strategy or specialized asset class that matches the investment objective or focus of the Client account category.

Any particular allocation decision among Client accounts may be more or less advantageous to any one Client or group of Clients, and certain allocations will, to the extent consistent with PIMCO’s fiduciary obligations, deviate from a pro rata basis among Clients in order to address for example, differences in legal, tax, regulatory, risk management, concentration, exposure, Client guideline limitations and/or mandate or strategy considerations for the relevant Clients. PIMCO may determine that an investment opportunity or particular purchases or sales are appropriate for one or more Clients, but not appropriate for other Clients, or are appropriate or suitable for, or available to, Clients but in different sizes, terms, or timing than is appropriate or suitable for other Clients. For example, some Clients have higher risk tolerances than other Clients, such as private funds, which, in turn, allows PIMCO to allocate a wider variety and/or greater percentage of certain types of investments (which may or may not outperform other types of investments) to such Clients. Those Clients receiving an increased allocation as a result of the effect of their respective risk tolerance may be Clients that pay higher investment management fees or that pay incentive fees. In addition, certain Client account categories focusing on certain types of investments or asset classes will be given priority in new issue distribution and allocation with respect to the investments or asset classes that are the focus of their investment mandate. Legal, contractual, or regulatory issues and/or related expenses applicable to PIMCO or one or more Clients may result in certain Clients not receiving securities that may otherwise be appropriate for them or may result in PIMCO selling securities out of Client accounts even if it might otherwise be beneficial to continue to hold them. Additional factors that are taken into account in the distribution and allocation of investment opportunities to Client accounts include, without limitation: ability to utilize leverage and risk tolerance of the Client account; the amount of discretion and trade authority given to PIMCO by the Client; availability of other similar investment opportunities; the Client account’s investment horizon and objectives; hedging, cash and liquidity needs of the portfolio; minimum increments and lot sizes; and underlying benchmark factors. Given all of the foregoing factors, the amount, timing, structuring, or terms of an investment by a Client, including a Fund, may differ from, and performance may be lower than, investments and performance of other Clients, including those that may provide greater fees or other compensation (including performance-based fees or allocations) to PIMCO. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

From time to time, PIMCO may take an investment position or action for one or more Clients that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients (including Clients that are PIMCO affiliates) in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.

When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.

Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client). Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views

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on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.

In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.

Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.

PIMCO may also, for example, direct a Client to invest in a tranche of a structured finance vehicle, such as a CLO or CDO, where PIMCO is also, at the same or different time, directing another Client to make investments in a different tranche of the same vehicle, which tranche’s interests may be adverse to other tranches. PIMCO may also cause a Client to purchase from, or sell assets to, an entity, such as a structured finance vehicle, in which other Clients may have an interest, potentially in a manner that will have an adverse effect on the other Clients. There may also be conflicts where, for example, a Client holds certain debt or equity securities of an issuer, and that same issuer has issued other debt, equity or other instruments that are owned by other Clients or by an entity, such as a structured finance vehicle, in which other Clients have an interest.

In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.

Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.

From time to time, PIMCO personnel may come into possession of MNPI which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the

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ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients).

PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.

PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such non-participating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.

The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in Portfolios) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.

Conflicts like those described above may also occur between Clients, on the one hand, and PIMCO or its affiliates, on the other. These conflicts will not always be resolved in favor of the Client. In addition, because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described above may occur between clients of PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to PIMCO’s Clients. In many cases PIMCO will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect Client performance. In addition, certain regulatory restrictions may prohibit PIMCO from using certain brokers or investing in certain companies (even if such companies are not affiliated with Allianz) because of the applicability of certain laws and regulations applicable to PIMCO, Allianz SE or their affiliates. An account’s willingness to negotiate terms or take actions with respect to an investment may also be, directly or indirectly, constrained or otherwise impacted to the extent Allianz SE, PIMCO, and/or their affiliates, directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investment (e.g., serving as a trustee or board member thereof).

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

PIMCO has implemented policies and procedures relating to, among other things, portfolio management and trading practices, personal investment transactions, insider trading, gifts and entertainment, and political contributions that seek to identify, manage and/or mitigate actual or potential conflicts of interest and resolve such conflicts appropriately if they occur. PIMCO seeks to resolve any actual or potential conflicts in each client’s best interest. For more information regarding PIMCO’s actual or potential conflicts of interest, please refer to Item 10 and Item 11 in PIMCO’s Form ADV, Part 2A.

PGIM (including PGIML)

Like other investment advisers, PGIM Fixed Income is subject to various conflicts of interest in the ordinary course of its business. PGIM Fixed Income strives to identify potential risks, including conflicts of interest, that are inherent in its business, and PGIM Fixed Income conducts annual conflict of interest reviews. However, it is not possible to identify every potential conflict that can arise. When actual or potential conflicts of interest are identified, PGIM Fixed Income seeks to address such conflicts through one or more of the following methods:

•	elimination of the conflict;

•	disclosure of the conflict; or

•	management of the conflict through the adoption of appropriate policies, procedures or other mitigants.

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PGIM Fixed Income follows the policies of Prudential Financial, Inc. on business ethics, personal securities trading, and information barriers. PGIM Fixed Income has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. PGIM Fixed Income cannot guarantee, however, that its policies and procedures will detect and prevent, or result in the disclosure of, each and every situation in which a conflict arises or could potentially arise.

Side-by-Side Management of Accounts and Related Conflicts of Interest. PGIM Fixed Income’s side-by-side management of multiple accounts can create conflicts of interest. Examples are detailed below, followed by a discussion of how PGIM Fixed Income addresses these conflicts.

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Performance Fees – PGIM Fixed Income manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management creates an incentive for PGIM Fixed Income and its investment professionals to favor one account over another. Specifically, PGIM Fixed Income or its affiliates have an incentive to favor accounts for which PGIM Fixed Income or an affiliate receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

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Affiliated accounts – PGIM Fixed Income manages accounts on behalf of its affiliates as well as unaffiliated accounts. PGIM Fixed Income have an incentive to favor accounts of affiliates over others. Additionally, at times, PGIM Fixed Income’s affiliates provide initial funding or otherwise invest in vehicles managed by it, for example by providing “seed capital” for a fund or account. Managing “seeded” accounts alongside “non-seeded” accounts creates an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product. Additionally, PGIM Fixed Income’s affiliated investment advisers from time to time allocate their asset allocation clients’ assets to PGIM Fixed Income. PGIM Fixed Income has an incentive to favor accounts used by its affiliates for their asset allocation clients to receive more assets from its affiliates.

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Larger accounts/higher fee strategies – Larger accounts and clients typically generate more revenue than do smaller accounts or clients and certain of PGIM Fixed Income’s strategies have higher fees than others. As a result, a portfolio manager could have an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for PGIM Fixed Income (or which it believes would generate more revenue in the future).

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Long only and long/short accounts – PGIM Fixed Income manages accounts that only allow it to hold securities long as well as accounts that permit short selling. As a result, there are times when PGIM Fixed Income sells a security short in some client accounts while holding the same security long in other client accounts. These short sales could reduce the value of the securities held in the long only accounts. Conversely, purchases for long only accounts could have a negative impact on the short positions in long/short accounts. As a result, PGIM Fixed Income has conflicts of interest in determining the timing and direction of investments.

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Securities of the same kind or class – PGIM Fixed Income sometimes buys or sells, or direct or recommend that a client buy or sell, securities of the same kind or class that are purchased or sold for another client at prices that may be different. Although such pricing differences could appear as preferences for one client over another, PGIM Fixed Income’s trade execution in each case is driven by its consideration of a variety of factors consistent with its duty to seek best execution. There are times when PGIM Fixed Income executes trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, or determine not to trade such securities in one or more accounts while trading for others. While such trades (or a decision not to trade) could appear inconsistent in how PGIM Fixed Income views or treats a security for one client versus another, they generally result from differences in investment strategy, portfolio composition or client direction.

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Investment at different levels of an issuer’s capital structure – There are times when PGIM Fixed Income invests client assets in the same issuer, but at different levels in the issuer’s capital structure. This could occur, for instance, when a client holds private securities or loans of an issuer and other clients hold publicly traded securities of the same issuer. In addition, there are times when PGIM Fixed Income invest client assets in a class or tranche of securities of a securitized finance vehicle (such as a collateralized loan obligation, asset-backed security or mortgage-backed security) and also, at the same or different time, invests the assets of another client (including affiliated clients) in a different class or tranche of securities of the same vehicle. These different securities can have different voting rights, dividend or repayment priorities, rights in bankruptcy or other features that conflict with one another. For some of these securities (particularly private securitized product investments for which clients own all or a significant portion of the outstanding securities or obligations), PGIM Fixed Income has had, input regarding the characteristics and the relative rights and priorities of the various classes or tranches.

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When PGIM Fixed Income invests client assets in different levels of an issuer’s capital structure, it is permitted to take actions with respect to the assets held by one client (including affiliated clients) that are potentially adverse to other clients, for example, by foreclosing on loans or by putting an issuer into default. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers, PGIM Fixed Income could find that the interests of a client and the interests of one or more other clients (including affiliated clients) could conflict. In these situations, decisions over proxy voting, corporate reorganizations, how to exit an investment, bankruptcy matters (including, for example, whether to trigger an event of default or the terms of any workout) or other actions or inactions can result in conflicts of interest. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities encounters financial problems, decisions over the terms of any workout will raise conflicts of interest (including potential conflicts over proposed waivers and amendments to debt covenants). For example, a senior bond holder or lender might prefer a liquidation of the issuer in which it could be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders or junior bond holders. There will be times where PGIM Fixed Income refrains from taking certain actions (including participating in workouts and restructurings) or making investments on behalf of certain clients or where PGIM Fixed Income determine to sell investments for certain clients, in each case in order to mitigate conflicts of interest or legal, regulatory or other risks to PGIM Fixed Income. This could potentially disadvantage the clients on whose behalf the actions are not taken, investments are not made, or investments are sold. Conversely, in other cases, PGIM Fixed Income will not refrain from taking such actions or making investments on behalf of some clients (including affiliated clients), which could potentially disadvantage other clients. Any of the foregoing conflicts of interest will be resolved on a case-by-case basis. Any such resolution will take into consideration the interests of the relevant clients, the circumstances giving rise to the conflict and applicable laws.

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Financial interests of investment professionals – PGIM Fixed Income investment professionals from time to time invest in certain investment vehicles that it manages, including exchanged-traded funds (“ETFs”), mutual funds and (through a retirement plan) collective investment trusts. Also, certain of these investment vehicles are options under the 401(k) and deferred compensation plans offered by Prudential Financial, Inc. In addition, the value of grants under PGIM Fixed Income’s long-term incentive plan and targeted long-term incentive plan is affected by the performance of certain client accounts. As a result, PGIM Fixed Income investment professionals have financial interests in accounts managed by PGIM Fixed Income and/or that are related to the performance of certain client accounts.

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Non-discretionary/limited discretion accounts – PGIM Fixed Income provides non-discretionary and limited discretion investment advice to some clients and manages others on a fully discretionary basis. Trades in non-discretionary accounts or accounts where discretion is limited could occur before, in concert with, or after PGIM Fixed Income executes similar trades in its discretionary accounts. The non-discretionary/limited discretion clients may be disadvantaged if PGIM Fixed Income delivers investment advice to them after it initiates trading for the discretionary clients, or vice versa.

How PGIM Fixed Income Addresses These Conflicts of Interest. PGIM Fixed Income has developed policies and procedures reasonably designed to address the conflicts of interest with respect to its different types of side-by-side management described above.

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Each quarter, the chief investment officer/head of PGIM Fixed Income holds a series of meetings with the senior portfolio manager and team responsible for the management of each of PGIM Fixed Income’s investment strategies. At each of these quarterly investment strategy review meetings, the chief investment officer/head of PGIM Fixed Income and the strategy’s portfolio management team review and discuss the investment performance and performance attribution for each client account managed in the strategy. These meetings generally are also attended by the head of the investment risk management group or his designee and a member of the compliance group, among others.

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In keeping with PGIM Fixed Income’s fiduciary obligations, its policy with respect to trade aggregation and allocation is to treat all of its client accounts fairly and equitably over time. PGIM Fixed Income’s trade management oversight committee, which generally meets quarterly, is responsible for providing oversight with respect to trade aggregation and allocation. Its compliance group periodically reviews a sampling of new issue allocations and related documentation to confirm compliance with the trade aggregation and allocation procedures. In addition, the compliance and investment risk management groups review forensic reports regarding new issue and secondary trade activity on a quarterly basis. This forensic analysis includes such data as the: (i) number of new issues allocated in the strategy; (ii) size of new issue allocations to each portfolio in the strategy; (iii) profitability of new issue transactions; (iv) portfolio turnover; and (v) metrics related to large and block trade activity. The results of these analyses are reviewed and discussed at PGIM Fixed Income’s trade management oversight committee meetings. The procedures above are designed to detect patterns and anomalies in PGIM Fixed Income’s side-by-side management and trading so that it may assess and improve its processes.

•

PGIM Fixed Income has procedures that specifically address its side-by-side management of certain long/short and long only portfolios. These procedures address potential conflicts that could arise from differing positions between long/short and long only portfolios. In addition, lending opportunities with respect to securities for which the market is demanding a slight premium rate over normal market rates are allocated to long only accounts prior to allocating the opportunities to long/short accounts.

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Conflicts Related to PGIM Fixed Income’s Affiliations. As an indirect wholly-owned subsidiary of Prudential Financial, Inc., PGIM Fixed Income is part of a diversified, global financial services organization. PGIM Fixed Income is affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker-dealers, commodity trading advisors, commodity pool operators and other investment advisers. Some of its employees are officers of and/or provide services to some of these affiliates.

•

Conflicts Related to Investment of Client Assets in Affiliated Funds. PGIM Fixed Income invests client assets in funds that it manages or subadvises for one or more affiliates. PGIM Fixed Income also invests cash collateral from securities lending transactions in some of these funds. These investments benefit both PGIM Fixed Income and its affiliate through increasing assets under management and fees.

•

Conflicts Related to Referral Fees to Affiliates. From time to time, PGIM Fixed Income has arrangements where PGIM Fixed Income compensates affiliated parties for client referrals. PGIM Fixed Income currently has arrangements with an affiliated entity which provide for payments to an affiliate if certain investments by others are made in certain of PGIM Fixed Income’s products or if PGIM Fixed Income establishes certain other advisory relationships. These investments benefit both PGIM Fixed Income and its affiliates through increasing assets under management and fees.

•

Conflicts Related to Co-investment by Affiliates. PGIM Fixed Income affiliates provide initial funding to or otherwise invest in certain vehicles it manages. When certain of its affiliates provide “seed capital” or other capital for a fund, they generally do so with the intention of redeeming all or part of their interest at a future point in time or when they deem that sufficient additional capital has been invested in that fund.

•

The timing of a redemption by an affiliate could benefit the affiliate. For example, the fund may be more liquid at the time of the affiliate’s redemption than it is at times when other investors may wish to withdraw all or part of their interests.

•

In addition, a consequence of any withdrawal of a significant amount, including by an affiliate, is that investors remaining in the fund will bear a proportionately higher share of fund expenses following the redemption.

•

PGIM Fixed Income could also face a conflict if the interests of an affiliated investor in a fund it manages diverge from those of the fund or other investors. For example, PGIM Fixed Income affiliates, from time to time, hedge some or all of the risks associated with their investments in certain funds PGIM Fixed Income manages. PGIM Fixed Income may provide assistance in connection with this hedging activity.

•

Insurance Affiliate General Accounts. Because of the substantial size of the general accounts of PGIM Fixed Income’s affiliated insurance companies (the “Insurance Affiliates”), trading by these general accounts, including PGIM Fixed Income’s trades on behalf of the accounts, may affect the market prices or limit the availability of the securities or instruments transacted. Although PGIM Fixed Income does not expect that the general accounts of affiliated insurers will execute transactions that will move a market frequently, and generally only in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.

PGIM Fixed Income believes that the conflicts related to its affiliations described above are mitigated by its allocation policies and procedures, its supervisory review of accounts and its procedures with respect to side-by-side management, including of long only and long/short accounts.

Conflicts Related to Financial Interests and the Financial Interests of Affiliates. Prudential Financial, the general accounts of the Insurance Affiliates, PGIM Fixed Income and other affiliates of PGIM at times have financial interests in, or relationships with, companies whose securities or related instruments PGIM Fixed Income holds, purchases or sells in its client accounts. Certain of these interests and relationships are material to PGIM Fixed Income or to the Prudential enterprise. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by PGIM Fixed Income on behalf of PGIM Fixed Income’s client accounts. For example:

•	PGIM Fixed Income invests in the securities of one or more clients for the accounts of other clients.

•	PGIM Fixed Income’s affiliates sell various products and/or services to certain companies whose securities PGIM Fixed Income purchases and sells for PGIM Fixed Income clients.

•	PGIM Fixed Income invests in the debt securities of companies whose equity is held by its affiliates.

•

PGIM Fixed Income’s affiliates hold public and private debt and equity securities of a large number of issuers. PGIM Fixed Income invests in some of the same issuers for other client accounts but at different levels in the capital structure. For example:

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•

Affiliated accounts have held and can in the future hold the senior debt of an issuer whose subordinated debt is held by PGIM Fixed Income’s clients or hold secured debt of an issuer whose public unsecured debt is held in client accounts. See “Investment at different levels of an issuer’s capital structure” above for additional information regarding conflicts of interest resulting from investment at different levels of an issuer’s capital structure.

•

To the extent permitted by applicable law, PGIM Fixed Income can also invest client assets in offerings of securities the proceeds of which are used to repay debt obligations held in affiliated accounts or other client accounts. PGIM Fixed Income’s interest in having the debt repaid creates a conflict of interest. PGIM Fixed Income has adopted a refinancing policy to address this conflict.

•

Certain of PGIM Fixed Income’s affiliates’ directors or officers are directors or officers of issuers in which PGIM Fixed Income invests from time to time. These issuers could also be service providers to PGIM Fixed Income or its affiliates.

•	In addition, PGIM Fixed Income can invest client assets in securities backed by commercial mortgage loans that were originated or are serviced by an affiliate.

In general, conflicts related to the financial interests described above are addressed by the fact that PGIM Fixed Income makes investment decisions for each client independently considering the best economic interests of such client, under the circumstances.

Conflicts Arising Out of Legal and Regulatory Restrictions.

•

At times, PGIM Fixed Income is restricted by law, regulation, executive order, contract or other constraints as to how much, if any, of a particular security it can purchase or sell on behalf of a client, and as to the timing of such purchase or sale. Sometimes these restrictions apply as a result of its relationship with Prudential Financial and other affiliates. For example, PGIM Fixed Income does not purchase securities issued by Prudential Financial or other affiliates for client accounts.

•

In certain instances, PGIM Fixed Income’s ability to buy or sell or transact will be constrained as a result of its receipt of material, non-public information, various insider trading laws and related legal requirements. For example, PGIM Fixed Income would generally be unable to (i) invest in, (ii) divest securities of or (iii) share investment analysis regarding companies for which it possesses material, non-public information, and such inability (which could last for an uncertain period of time until the information is no longer deemed material or non-public) can result in it being unable to buy, sell or transact for one or more client accounts or to take other actions that would otherwise be to the benefit of one or more clients.

•

PGIM Fixed Income faces conflicts of interest in determining whether to accept material, non-public information. For example, PGIM Fixed Income has sought with respect to the management of investments in certain loans for clients, to retain the ability to purchase and sell other securities in the borrower’s capital structure by remaining “public” on the loan. In such cases, PGIM Fixed Income will seek to avoid receiving material, non-public information about the borrowers to which an account can or expects to lend or has lent (through assignments, participations or otherwise), which could place an account at an information disadvantage relative to other accounts and lenders. Conversely, PGIM Fixed Income has chosen to receive material, non-public information about certain borrowers for its clients that invest in bank loans, which has restricted its ability to trade in other securities of the borrowers for its clients that invest in corporate bonds.

•

PGIM Fixed Income’s holdings of a security on behalf of its clients are required, under certain regulations, to be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting or ownership thresholds. These aggregated holdings are centrally tracked and PGIM Fixed Income or Prudential Financial can choose to restrict purchases, sell existing positions, or otherwise restrict, forgo, or limit the exercise of rights to avoid crossing such thresholds because of the potential consequences to PGIM Fixed Income or Prudential Financial if such thresholds are exceeded.

Conflicts Related to Investment Consultants. Many of PGIM Fixed Income’s clients and prospective clients retain investment consultants (including discretionary investment managers and OCIO providers) to advise them on the selection and review of investment managers (including with respect to the selection of investment funds). PGIM Fixed Income has dealings with these investment consultants in their roles as discretionary managers or non-discretionary advisers to their clients. PGIM Fixed Income also has independent business relationships with investment consultants.

PGIM Fixed Income provides investment consultants with information about accounts that it manages for the consultant’s clients (and similarly, PGIM Fixed Income provides information about funds in which such clients are invested), in each case pursuant to authorization from the clients. PGIM Fixed Income also provides information regarding its investment strategies to investment consultants, who use that information in connection with searches that they conduct for their clients. PGIM Fixed Income often responds to requests for proposals in connection with those searches.

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Other interactions PGIM Fixed Income has with investment consultants include the following:

•	it provides advisory services to the proprietary accounts of investment consultants and/or their affiliates, and advisory services to funds offered by investment consultants and/or their affiliates;

•	it invites investment consultants to events or other entertainment hosted by PGIM Fixed Income;

•	it purchases software applications, market data, access to databases, technology services and other products or services from certain investment consultants; and

•	it sometimes pays for the opportunity to participate in conferences organized by investment consultants.

PGIM Fixed Income will provide clients with information about its relationship with the client’s investment consultant upon request. In general, PGIM Fixed Income relies on the investment consultant to make the appropriate disclosure to its clients of any conflict that the investment consultant believes to exist due to its business relationships with PGIM Fixed Income.

A client’s relationship with an investment consultant could result in restrictions in the eligible securities or trading counterparties for the client’s account. For example, accounts of certain clients (including clients that are subject to ERISA) can be restricted from investing in securities issued by the client’s consultant or its affiliates and from trading with, or participating in transactions involving, counterparties that are affiliated with the investment consultant. In some cases, these restrictions could have a material impact on account performance.

Conflicts Related to Service Providers. PGIM Fixed Income retains third party advisors and other service providers to provide various services for PGIM Fixed Income as well as for funds that PGIM Fixed Income manages or subadvises. Some service providers provide services to PGIM Fixed Income or one of PGIM Fixed Income’s funds while also providing services to other PGIM units, other PGIM-advised funds, or affiliates of PGIM, and negotiate rates in the context of the overall relationship. PGIM Fixed Income can benefit from negotiated fee rates offered to its funds and vice versa. There is no assurance, however, that PGIM Fixed Income will be able to obtain advantageous fee rates from a given service provider negotiated by its affiliates based on their relationship with the service provider, or that PGIM Fixed Income will know of such negotiated fee rates.

Conflicts Related to Valuation and Fees. When client accounts hold illiquid or difficult to value investments, PGIM Fixed Income faces a conflict of interest when making recommendations regarding the value of such investments since its fees are generally based on the value of assets under management. PGIM Fixed Income could be viewed as having an incentive to value investments at higher valuations. PGIM Fixed Income believes that its valuation policies and procedures mitigate this conflict effectively and enable it to value client assets fairly and in a manner that is consistent with the client’s best interests. In addition, separately managed account clients often calculate fees based on the valuation of assets provided by their custodian or administrator.

Conflicts Related to Securities Lending and Reverse Repurchase Fees. When PGIM Fixed Income manages a client account and also serves as securities lending agent or engages in reverse repurchase transactions for the account, PGIM Fixed Income is compensated for its securities lending and reverse repurchase services by receiving a portion of the proceeds generated from the securities lending and reverse repurchase activities of the account. PGIM Fixed Income could, therefore, be considered to have an incentive to invest in securities that would generate higher securities lending and reverse repurchase returns, even if these investments were not otherwise in the best interest of the client account. In addition, if PGIM Fixed Income is acting as lending agent and providing reverse repurchase services, PGIM Fixed Income may be incented to select the less costly alternative to increase its revenues.

Conflicts Related to Long-Term Compensation. As a result of the long-term incentive plan and targeted long-term incentive plan, PGIM Fixed Income’s portfolio managers from time to time have financial interests related to the investment performance of some, but not all, of the accounts they manage. For example, the performance of some client accounts is not reflected in the calculation of changes in the value of participation interests under PGIM Fixed Income’s long-term incentive plan. This may be because the composite representing the strategy in which the account is managed is not one of the composites included in the calculation or because the account is excluded from a specified composite due to guideline restrictions or other factors. In addition, the performance of only a small number of its investment strategies is covered under PGIM Fixed Income’s targeted long-term incentive plan. To address potential conflicts related to these financial interests, PGIM Fixed Income has procedures, including trade allocation and supervisory review procedures, designed to confirm that each of its client accounts is managed in a manner that is consistent with PGIM Fixed Income’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. For example, PGIM Fixed Income’s chief investment officer/head reviews performance among similarly managed accounts on a quarterly basis during a series of meetings with the senior portfolio manager and team responsible for the management of each investment strategy. These quarterly investment strategy review meetings generally are also attended by the head of the investment risk management group or his designee and a member of the compliance group, among others.

Conflicts Related to the Offer and Sale of Securities. Certain of PGIM Fixed Income’s employees offer and sell securities of, and interests in, commingled funds that it manages or subadvises. Employees offer and sell securities in connection with their roles as registered representatives of an affiliated broker-dealer, officers of an affiliated trust company, agents of the Insurance Affiliates, approved persons of an affiliated investment adviser or other roles related to such commingled funds. There is an incentive for PGIM Fixed Income’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to it. In addition, such sales could result in increased compensation to the employee.

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Conflicts Related to Trading – Personal Trading by Employees. Personal trading by PGIM Fixed Income employees creates a conflict when they are trading the same securities or types of securities as PGIM Fixed Income trades on behalf of its clients. This conflict is mitigated by PGIM Fixed Income’s personal trading standards and procedures.

Conflicts Related to Outside Business Activity. From time to time, certain of PGIM Fixed Income employees or officers engage in outside business activity, including outside directorships. Any outside business activity is subject to prior approval pursuant to PGIM Fixed Income’s personal conflicts of interest and outside business activities policy. Actual and potential conflicts of interest are analyzed during such approval process. PGIM Fixed Income could be restricted in trading the securities of certain issuers in client portfolios in the unlikely event that an employee or officer, as a result of outside business activity, obtains material, non-public information regarding an issuer.

Capital

Capital has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager’s management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, Capital believes that issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.

While we don’t believe our overall relationship would result in any material conflict of interest, please note that it is multi-faceted. JPMorgan provides transfer agency, custody, and accounting services to several mutual funds and collective investment trusts managed by Capital and/or its affiliates (“Capital Group”). Capital Group may also use JPMorgan’s brokerage and securities lending agent services for non-JPMorgan accounts. Additionally, Capital Group has relationships with JPMorgan throughout our enterprise including, but not limited to: Capital serving as a sub-adviser to JPMorgan Access Balanced Fund and JPMorgan Access Growth Funds, and Capital’s affiliate serving as a manager in JPMorgan’s separately managed account programs.

Nuveen

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by a portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when Nuveen invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

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Allspring

Allspring’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Allspring has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, Allspring has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, Allspring has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

Lord Abbett

Conflicts of interest may arise in connection with the portfolio managers’ management of the investments of the Fund and other accounts they manage. Such conflicts may arise with respect to the allocation of investment opportunities among the Fund and other accounts with similar investment objectives and policies. A portfolio manager potentially could use information concerning the Fund’s transactions to the advantage of other accounts and to the detriment of the Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures Relating to Client Brokerage and Soft Dollars, as well as Evaluation of Proprietary Research Policy and Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients, including the Fund. Moreover, Lord Abbett’s Insider Trading and Receipt of Material Non-Public Information Policy and Procedure sets forth procedures for personnel to follow when they have material non-public information. Lord Abbett is not affiliated with a full service broker-dealer and, therefore, does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment banking functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio managers’ management of the investments of the Fund and other accounts with similar investment objectives and policies.

BlueBay

BlueBay has put in place policies to manage conflicts that may arise when trading for multiple clients, including its order execution, order allocation and cross-trade policies. BlueBay believes the risk of potential conflicts of interest at BlueBay is mitigated to some extent by the fact that BlueBay does not:

•	provide any services other than discretionary investment management for institutional clients;

•	undertake own account trading or run a proprietary book;

•	publish investment research;

•	participate in commission sharing or soft dollar arrangements; or

•	hold client monies.

RBC Capital Markets, an affiliate of BlueBay, has been included on BlueBay’s Approved Counterparty List since before BlueBay and RBC became affiliated. BlueBay may use RBC Capital Markets for brokerage services, as long as trades are executed at arm’s length and in compliance with BlueBay’s best execution policies and procedures and compliance with applicable law. BlueBay does not have any minimum trading threshold to transact with RBC Capital Markets.

BlueBay maintains a register of potential conflicts within the firm which are monitored and controlled on an on-going basis.

BlueBay’s arrangements for managing potential conflicts are reviewed at least annually as well as whenever a material change occurs that may affect BlueBay’s ability to manage its conflicts.

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Muzinich

Muzinich endeavors to treat all clients fairly and provide high quality investment services. However, in addition to managing the Fund, each of Muzinich’s portfolio managers also manages other accounts, which may include mutual funds other than the Fund, as well as other investment funds and institutional separate accounts. Some of the other accounts may be managed pursuant to similar investment strategies as the Fund, while other accounts may be managed pursuant to different investment strategies. Moreover, certain accounts may pay higher management fees than the Fund, and certain accounts may pay performance fees. In addition, portfolio managers and their family members may own investments or other proprietary interests in one or more accounts, and also may directly own investments in securities which Muzinich recommends for purchase and/or sale to its clients. Accordingly, the side-by-side management of the Fund and other accounts presents a variety of actual and/or potential conflicts of interest, as a portfolio manager may be incentivized to favor other accounts over the Fund. For instance, in allocating securities for which there may not be sufficient quantities available for all relevant accounts to purchase, a portfolio manager may be incentivized to allocate purchases to accounts other than the Fund. Portfolio managers may similarly be incentivized to allocate sale opportunities to certain accounts other than the Fund in circumstances where liquidity is limited. In addition, one or more accounts may hold securities issued by a company in which the Fund holds securities with rights which are senior or subordinated rights relative to such other accounts. As a result of the foregoing, portfolio managers may have conflicts of interest because the Fund’s interest in, and rights with respect to, the portfolio company may differ from the interests of such other accounts, particularly when an issuer experiences financial distress. In addition, the management of numerous accounts other than the Fund may result in a portfolio manager devoting less time and attention to the investments of the Fund. Furthermore, where portfolio managers and/or other Muzinich personnel have a material interest in or obtain material non-public information with respect to a company, the Fund may be prevented from transacting in the securities of such company.

To manage these and other potential conflicts, Muzinich has adopted and implemented a Compliance Manual including a Code of Ethics, a trade allocation and aggregation policy and numerous other policies and procedures which are reasonably designed to ensure that clients are treated fairly and equitably over time and in a manner consistent with fiduciary duties.

For a more detailed description of potential conflicts of interest applicable to Muzinich please refer to Part 2A of Muzinich’s Form ADV.

For details of the dollar range of shares of each Fund beneficially owned by the portfolio managers, see “PORTFOLIO MANAGERS — Ownership of Securities” in Part I of this SAI.

PORTFOLIO MANAGER COMPENSATION

Adviser

Portfolio managers for the Adviser participate in JPMorgan’s competitive compensation program that is designed to attract, retain and motivate talented people and closely link the performance of investment professionals to client investment objectives. JPMorgan manages compensation on a total compensation basis, the components being base salary fixed from year to year and a variable discretionary incentive award. Base salaries are reviewed annually and awarded based on individual performance and business results taking into account level and scope of position, experience and market competitiveness. The variable discretionary performance-based incentive award consists of cash incentives and deferred long-term incentives that vest over time, in the form of equity-based and/or fund-tracking incentives, including mandatory notional investments in selected mutual funds advised by JPMorgan or its affiliates. These elements reflect individual performance and the performance of JPMorgan’s business as a whole. Each portfolio manager’s performance is formally evaluated annually based on a variety of factors, including the blended performance of the portfolios such portfolio manager manages, individual contribution, and adherence with JPMorgan’s compliance, risk and regulatory procedures. Each portfolio manager is evaluated on the performance of his / her portfolios relative to applicable portfolio benchmarks, which performance is measured over various time periods, including 1-, 3- and 5-year periods, as applicable.

BlackRock (including BIL and BSL)

The discussion below describes the portfolio managers’ compensation as of December 30, 2021.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation – Messrs. Sietsema and Whitehead and Mses. Hsui and Whitelaw

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the

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benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5-year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. The performance of Messrs. Sietsema and Whitehead and Mses. Hsui and Whitelaw is not measured against a specific benchmark.

Discretionary Incentive Compensation – Messrs. Delbos, Dickstein, Garfin and MacLellan

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5-year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Funds and other accounts are:

Portfolio Manager	Benchmarks

David Delbos Mitch Garfin	A combination of market-based indices (e.g., The Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.

Akiva Dickstein	A combination of market-based indices (e.g., Bloomberg U.S. Aggregate Index, Bloomberg U.S. Universal Index and Bloomberg Intermediate Aggregate Index), certain customized indices and certain fund industry peer groups.

Scott MacLellan	A combination of market-based indices (e.g., Bank of America Merrill Lynch U.S. Corporate & Government Index, 1-3 Years), certain customized indices and certain fund industry peer groups.

Discretionary Incentive Compensation – Messrs. Radell and Silva

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmarks

Scott Radell	A combination of market-based indices (e.g., Bloomberg U.S. Aggregate Bond Index, the Bloomberg U.S. TIPS 0-5 Years Index), certain customized indices and certain fund industry peer groups.

Joel Silva	A combination of market based indices (e.g., S&P Municipal Indices, FTSE Canadian Fixed Income, Barcap Aggregate and Corporate), certain customized indices and certain fund industry peer groups.

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Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these Funds have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (“RSP”), and the BlackRock Employee Stock Purchase Plan (“ESPP”). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($290,000 for 2021). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date.  The portfolio managers of these Funds are eligible to participate in these plans.

Insight

The strategic goal of Insight is to provide a high-quality investment service to our clients over the long term. The route to achieving this strategy is through the performance and commitment of our people. Our reward philosophy has a key role to play in the motivation and retention of our people and is therefore an important contributing factor in the achievement of our business strategy. Our approach to remuneration and how this incentivises behaviours within Insight is captured within five key parameters:

Shared ownership for all employees: Our people are highly engaged with our business and our culture of collective ownership reinforces collaboration across teams and strengthens the alignment with our clients. All of our people are awarded an annual grant of our long-term incentive plan (LTIP). LTIP awards typically vest after three years and their value is based on an independent external assessment of Insight’s market value. Share-based LTIP is awarded as non-voting, non-dividend paying equity in Insight.

The LTIP is a powerful tool for staff retention and ensures employees share directly in the success of the business. For our senior management, investment desk heads and material risk-takers, we operate a deferral policy where at least 40% of variable pay is deferred through LTIP. In the UK, our employees also have an opportunity to acquire Insight shares from their pre-taxed salary.

Designed to support a culture of high performance: Our approach to remuneration is designed to support the culture of the business and to ensure that top performance is recognised with top quartile industry pay. This has successfully enabled us to attract and retain, what we believe to be, the best available talent in the industry.

The structure of our remuneration schemes actively promote team working and collaboration across teams. The main components of remuneration are base salary and variable pay. Variable pay is made up of two elements; discretionary annual cash amount and a deferral into our LTIP, awarded under a consistent set of principles, globally. We also offer competitive benefits and well-being programmes, where the health and welfare of our people is paramount.

Simple and transparent: We recognise the importance of applying a clear and consistent remuneration process as aligned with our philosophy of payment for performance. For our senior staff, total remuneration is heavily weighted towards variable pay and the overall value of variable pay is directly linked to the profitability and performance of the business. Therefore, if Insight performs and our people deliver strong performance their total remuneration will be competitive.

Aligned with performance management: Insight believes firmly in setting performance-related objectives that are structured to promote sound and effective risk management within the company’s risk management appetite. Performance is assessed and evaluated in light of an individual’s contribution to the overall client mandate, team and business performance, and culture. We aim to reward most highly those individuals who help the team to perform strongly. A team culture is an essential part of the way we conduct our business and our remuneration policy is designed to encourage this.

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Regulatory compliant with robust governance: The general principles of our remuneration arrangements are agreed with our parent company, BNY Mellon, and are reviewed at least twice a year by the Insight Remuneration Committee. We ensure our remuneration processes and policy are compliant with all relevant regulation, including the requirements of the FCA Remuneration Code and corresponding local Directives.

Goldman (“GSAM”)

Compensation for GSAM Portfolio Managers is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each Portfolio Manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio Managers may be rewarded, in part, for their delivery of investment performance, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over one-, three- and five-year time horizons.

The discretionary variable compensation for Portfolio Managers is also significantly influenced by various factors, including: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameters and investment objectives of the fund. Other factors may also be considered including: (a) general client/shareholder orientation and (b) teamwork and leadership.

As part of their year-end discretionary variable compensation and subject to certain eligibility requirements, Portfolio Managers may receive deferred equity-based and similar awards, in the form of: (1) shares of The Goldman Sachs Group, Inc. (restricted stock units); and, (2) for certain Portfolio Managers, performance-tracking (or “phantom”) shares of the GSAM mutual funds that they oversee or service. Performance-tracking shares are designed to provide a rate of return (net of fees) equal to that of the fund(s) that a portfolio manager manages, or one or more other eligible funds, as determined by senior management, thereby aligning portfolio manager compensation with fund shareholder interests. The awards are subject to vesting requirements, deferred payment and clawback and forfeiture provisions. GSAM, Goldman Sachs or their affiliates expect, but are not required to, hedge the exposure of the performance-tracking shares of a fund by, among other things, purchasing shares of the relevant fund(s).

Other Compensation: In addition to base salary and year-end discretionary variable compensation, the firm has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their base salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

PIMCO

PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and values. Key Principles on Compensation Philosophy include:

•	PIMCO’s pay practices are designed to attract and retain high performers;

•	PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic, and meritocracy;

•	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation; and

•	PIMCO’s “Discern and Differentiate” discipline guides total compensation levels.

The Total Compensation Plan consists of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for PIMCO’s clients. A portfolio manager’s compensation is not based solely on the performance of any Fund or any other account managed by that portfolio manager:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Performance Bonus – Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers:

•

Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance;

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•	Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;

•

Appropriate risk positioning and risk management mindset which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;

•	Contributions to mentoring, coaching and/or supervising members of team;

•	Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of portfolios;

•	With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction.

PIMCO’s partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly as part of the compensation process.

Deferred Compensation – The Long Term Incentive Plan (“LTIP”) is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.

•

The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long term commitment to PIMCO’s success.

Eligibility to participate in LTIP is contingent upon continued employment at PIMCO and all other applicable eligibility requirements.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

PGIM (including PGIML)

The base salary of an investment professional in the PGIM Fixed Income unit of PGIM is primarily based on market data relative to similar positions as well as the past performance, years of experience and scope of responsibility of the individual. Incentive compensation, including the annual cash bonus, the long-term equity grant and grants under PGIM Fixed Income’s long-term incentive plans, is primarily based on such person’s contribution to PGIM Fixed Income’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines, risk parameters, and its compliance risk management and other policies, as well as market-based data such as compensation trends and levels of overall compensation for similar positions in the asset management industry. In addition, an investment professional’s qualitative contributions to the organization and its commercial success are considered in determining incentive compensation. Incentive compensation is not solely based on the performance of, or value of assets in, any single account or group of client accounts.

An investment professional’s annual cash bonus is paid from an annual incentive pool. The pool is developed as a percentage of PGIM Fixed Income’s operating income and the percentage used to calculate the pool may be refined by factors such as:

•	business initiatives;

•	the number of investment professionals receiving a bonus and related peer group compensation;

•	financial metrics of the business relative to those of appropriate peer groups; and

•	investment performance of portfolios: (i) relative to appropriate peer groups; and/or (ii) as measured against relevant investment indices.

Long-term compensation consists of Prudential Financial, Inc. restricted stock and grants under the long-term incentive plan and targeted long-term incentive plan. The long-term incentive plan is intended to more closely align compensation with investment performance. The targeted long-term incentive plan is intended to align the interests of certain of PGIM Fixed Income’s investment professionals with the performance of a particular long/short composite or commingled investment vehicle. Grants under the long-term incentive plan and targeted long-term incentive plan are participation interests in notional accounts with a beginning value of a specified dollar amount. For the long-term incentive plan, the value attributed to these notional accounts increases or decreases over a defined period of time based, in whole or in part (depending on the date of the grant), on the performance of investment composites representing a number of PGIM Fixed Income’s investment strategies. With respect to targeted long-term incentive awards, the value attributed to the notional accounts increases or decreases over a defined period of time based on the performance of either (i) a long/short investment composite or (ii) a commingled investment vehicle. An investment composite is an aggregation of accounts with similar investment

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strategies. The chief investment officer/head of PGIM Fixed Income also receives performance shares which represent the right to receive shares of Prudential Financial, Inc. common stock conditioned upon, and subject to, the achievement of specified financial performance goals by Prudential Financial, Inc. Each of the restricted stock, grants under the long-term incentive plans and performance shares is subject to vesting requirements.

Capital

Capital uses a system of multiple portfolio managers. In addition, investment analysts may make investment decisions with respect to a portion of the Portfolio within their research coverage. Portfolio managers and investment analysts are paid competitive salaries by Capital, and they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual’s portfolio results, contributions to the organization and other factors. Bonuses based on investment results are principally determined by comparing pretax total returns to appropriate benchmarks over the most recent one-, three-, five- and eight-year periods, with increasing weight placed on each successive measurement period. For portfolio managers, the benchmarks generally include a combination of indexes that reflect the markets in which the Portfolio invests, and industry peer group measures of comparable funds or strategies. Investment analysts’ results are also evaluated against indexes reflecting both their areas of focus and the broader market. The qualitative portion of each analyst’s bonus is based on a subjective, broad-based evaluation of contributions to the investment process and overall investment results.

Nuveen

Nuveen’s philosophy is to provide performance-based and market-competitive compensation, while mitigating inappropriate or excessive risk taking. There are four primary components of compensation: (1) base and benefits, (2) annual cash award, (3) annual Long-Term Performance Plan (“LTPP” award) and (4) equity-like performance-based plans.

Base pay is determined based upon an analysis of the employee’s general performance, experience, and market levels of base pay for such positions. Base salary and annual variable compensation targets are reviewed annually, while other benefit plans are periodically reviewed to ensure competitiveness.

The annual variable compensation award is split between an annual cash award and a LTPP award. The proportion of variable compensation that is awarded in the form of an LTPP award increases as an employee’s total direct compensation, inclusive of base salary and annual variable compensation, increases. Investment professionals are eligible for annual variable compensation based on their investment performance, qualitative evaluation and financial performance of Nuveen and our parent organization, TIAA. The LTPP award links employee compensation to the achievement of the organization’s long-term business goals. Awards under the LTPP are determined as dollar amounts and granted as units (“Performance Units”) at the end of February in the year following the relevant performance year. Performance Units vest in full on the third anniversary of the grant date and are settled in cash upon vesting.

Nuveen’s annual variable compensation program includes both subjective and objective criteria. The greater the ability to link investment performance to the role, the greater the weight given to that objective performance determination. Such criteria may include 1, 3 or 5 year performance results versus peer groups and benchmarks. Emphasis is placed on sustained, long-term performance. The subjective portion of the incentive compensation is based on a qualitative evaluation made by each investment professional’s supervisor taking into consideration a number of factors, including the investment professional’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen’s policies and procedures.

Senior employees participate in equity-like profits interests plans, which provide a meaningful opportunity to participate in the long-term success of the business. These profits interests vest over time and entitle participants to a percentage of both Nuveen’s annual profitability, and the profitability of its affiliate, Teachers Advisors, LLC (“TAL”), enabling employees to participate in the growth of the overall value of Nuveen and TAL. These awards allow participants to benefit directly from the financial performance and growth of Nuveen and TAL over time, and ensures that they have a strong alignment of interests with the firm’s clients over the long term. The profits interests are designed to provide senior personnel with strong incentives to remain with the firm and participate in its success including non-compete and non-solicitation terms. Additional details regarding the program are proprietary.

There are generally no differences between the methods used to determine compensation with respect to the Fund and other accounts managed by the portfolio manager.

Allspring

The compensation structure for Allspring’s Portfolio Managers includes a competitive fixed base salary plus variable incentives, payable annually and over a deferred period. Allspring participates in third party investment management compensation surveys for market-based compensation information to help support individual pay decisions and to ensure our compensation is aligned with the marketplace. In addition to surveys, Allspring also considers prior professional experience, tenure, seniority and a Portfolio Manager’s team size, scope and assets under management when determining his/her fixed base salary. In addition, Portfolio Managers, who meet the eligibility requirements, may participate in Allspring’s 401(k) plan that features a limited matching contribution. Eligibility for and participation in this plan is on the same basis for all employees.

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Allspring’s investment incentive program plays an important role in aligning the interests of our portfolio managers, investment team members, clients and shareholders. Incentive awards for portfolio managers are determined based on a review of relative investment and business/team performance. Investment performance is generally evaluated for 1-, 3-, and 5-year performance results, with a predominant weighting on the 3- and 5-year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. Once determined, incentives are awarded to portfolio managers annually, with a portion awarded as annual cash and a portion awarded as a deferred incentive. The long term portion of incentives generally carry a pro-rated vesting schedule over a three year period. For many of our portfolio managers, Allspring further requires a portion of their annual long-term award be allocated directly into each strategy they manage through a deferred compensation vehicle. In addition, our investment team members who are eligible for long term awards also have the opportunity to invest up to 100% of their awards into investment strategies they support (through a deferred compensation vehicle).

As an independent firm, approximately 20% of Allspring is owned by employees, including portfolio managers.

Lord Abbett

When used in this section, the term “fund” refers to the Credit Opportunities Fund, as well as any other registered investment companies, pooled investment vehicles, and accounts managed by a portfolio manager. Each portfolio manager receives compensation from Lord Abbett consisting of a salary, bonus, and profit-sharing plan contributions. The level of base compensation takes into account the portfolio manager’s experience, reputation, and competitive market rates, as well as the portfolio manager’s leadership and management of the investment team.

Fiscal year-end bonuses, which can be a substantial percentage of overall compensation, are determined after an evaluation of various factors. These factors include the portfolio manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the returns, and similar factors. In considering the portfolio manager’s investment results, Lord Abbett’s senior leaders may evaluate a fund’s performance against one or more benchmarks from among the fund’s primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indices disclosed as performance benchmarks by the portfolio manager’s other accounts, and other indices within one or more of a fund’s peer groups (as defined from time to time by third party investment research companies), as well as a fund’s peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager’s one-, three-, and five-year investment returns on a pre-tax basis versus the benchmark. Finally, there is a component of the bonus that rewards leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s team. In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm’s deferred compensation plan. Depending on the employee’s level, they will receive either an award under the Managing Director Award Plan or the Investment Capital Appreciation Plan. Both of these plans, following a three-year qualification period, provide for a deferred payout over a five-year period. The plan’s earnings are based on the overall average net asset growth of the firm as a whole or percentile performance of our funds against benchmarks as a whole. Lord Abbett believes these incentives focus portfolio managers on the impact their fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount.

BlueBay

BlueBay’s success is dependent on its ability to attract, retain and motivate the highest quality industry professionals. The firm believes the following elements to be crucial:

•	A collegial working environment;

•	Competitive, performance-based compensation structures; and

•	Alignment of partner and employee interests with the business.

All individuals are evaluated and rewarded annually during the yearly compensation review process. The Remuneration Committee reviews compensation arrangements at least annually and approves compensation recommendations for high earners and AIFM Remuneration Code staff (most of whom are partners) prior to finalization. Remuneration of investment professionals is geared to portfolio performance, taking into account the profitable growth of each investment team’s business.

BlueBay operates a profit-sharing methodology in order to determine investment team bonus pools. The methodology is reviewed by the Remuneration Committee on an annual basis. The Remuneration Committee will take account of any current and future risks (specifically taking into consideration the redemption policy of relevant funds) facing BlueBay and specific funds, when considering whether to approve the methodology. Team members are paid from this pool on a discretionary basis and are allocated based on performance of the relevant investment team, fund performance and individual performance, taking into consideration financial and non-financial criteria.

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With limited exceptions, annual discretionary bonuses for all AIFM Remuneration Code staff, and any Partners and employees which have an award level of GBP100,000 or above, will be subject to a deferral of between 40% and 60% with vesting at the end of a three-year period. Any AIFM Remuneration Code staff member whose AIF-related variable remuneration is at a level of GBP500,000 or above will be subject to deferral of 60% of such AIF-related variable remuneration with vesting at the end of a three-year period.

BlueBay operates a three-year cliff vesting period for deferrals. Deferrals will track BlueBay funds and/or a combination of BlueBay funds and the reference index. The reference index is a shadow equity vehicle aligned to the performance of BlueBay and RBC Global Asset Management. AIFM Remuneration Code staff will be required to receive up to 50% of their deferred AIF-related variable remuneration in own instruments subject to proportionality provisions. Full details of what constitutes own instruments and proportionality can be found in BlueBay’s Remuneration Policy. All deferrals are subject to forfeiture provisions.

Partners (including AIFM Remuneration Code staff) and employees may also be given additional discretionary awards which are all deferred awards with a three-year vesting period. This ensures that all individuals including investment professionals are aligned to investor interests.

The limited exceptions are in relation to BlueBay’s closed-ended funds, whereby certain employees and Partners participate (or may be invited to participate) in carried interest, or fee-sharing, arrangements. Under the carried interest arrangements, benefits are only provided to those who participate following the liquidation of the relevant fund, and provided that investors in that fund have received a return at or above the agreed hurdle rate. Similarly, benefits under fee-sharing arrangements are only provided where investors have received a distributed return on their investment which has resulted in performance fee provisions being triggered. This ensures that staff remuneration is completely aligned to investors’ interests. In addition, given the lengthy investment period, carried interest may not be payable for a significant period of time from the close of the fund particularly given the duration of the vehicle.

As BlueBay considers that both the risk and reward of participants in such arrangements are fully aligned with investors in the relevant fund, such benefits are not subject to any deferral requirement following payment. Certain risk adjustment provisions may apply where necessary to ensure that such benefits operate in a way that promotes effective risk management and do not encourage risk taking which exceeds BlueBay’s stated risk appetite and framework.

BlueBay’s compensation arrangements are compliant with the FCA Code on Remuneration applicable to level three firms, BIPRU 11.5 and AIFMD.

BlueBay’s Remuneration Policy is available on its corporate website:

https://www.bluebay.com/globalassets/documents/bluebay-group-remuneration-policy-september-2020.pdf.

The portfolio managers do not experience any compensation benefit with respect to allocating trades to one client over another — all trades are allocated in accordance with BlueBay’s Allocation Policy.

Muzinich

Muzinich offers a compensation system with incentives designed to stimulate individual and firm-wide performance. The firm provides salaries that are augmented through a profit-sharing bonus system, the relative weighting of which varies each year with firm and individual performance. For the portfolio managers, the relative performance of portfolios managed by them as compared to the market (as applicable to each account and its benchmarks) is a significant factor in the determination of their bonus.

Muzinich typically pays out a substantial percentage of its net profits in employee compensation. Accordingly, all members of the firm are highly incentivized to grow the firm’s profits through both portfolio performance and the overall success of the firm.

For all employees, including portfolio managers, individual performance is considered not only within a professional’s immediate responsibilities (e.g., an analyst’s investment recommendations), but also in relation to an individual’s positive contribution to the firm as a whole. Understanding that all of the firm’s portfolios are managed on a team basis, all team members benefit directly from the success of the investment management effort across all products.

Employees’ greatest financial reward should always come from the long-term success of firm clients and the extended profitability of the firm as a whole, rather than from shorter-term success.

CODES OF ETHICS

The Trust, the Adviser, the Sub-Advisers and Sub-Sub-Advisers have each adopted a code of ethics under Rule 17j-1 under the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of each of those entities to invest in securities that may be purchased or held by a Fund. The Distributor relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust or the Adviser, and no officer, director or general partner of the Distributor serves as an officer, director or general partner of the Trust or the Adviser.

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PORTFOLIO TRANSACTIONS

Investment Decisions and Portfolio Transactions. Pursuant to the Advisory, Sub-Advisory and Sub-Sub-Advisory Agreements, the Adviser, the Sub-Advisers and/or the Sub-Sub-Advisers, as applicable, determine, subject to the general supervision of the Board of Trustees of the Trust and in accordance with each Fund’s investment objective and restrictions, which securities are to be purchased and sold by each such Fund and which brokers are to be eligible to execute its portfolio transactions. The Adviser and the Sub-Advisers operate independently in providing services to their respective clients. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, for example, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also happens that two or more clients may simultaneously buy or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of the Adviser or the Sub-Advisers, as applicable, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and Research Services.

Adviser

The following discussion applies when the Adviser executes trades on behalf of the Funds. However, the Adviser itself generally does not execute individual securities trading but instead allocates client assets to the Sub-Advisers who execute securities trading or to underlying funds. The Adviser performs due diligence prior to allocating client assets to the Sub-Advisers or to underlying funds and that due diligence includes a review of the Sub-Advisers’ and/or underlying funds’ trading practices. Periodically thereafter, such due diligence includes a review of the best execution policies of the Sub-Advisers and the underlying funds’ investment advisers. The Adviser does not engage in any soft dollar arrangements for the Funds at this time, although it will review and perform diligence on the soft dollar policies and practices of the Sub-Advisers it allocates assets to and of underlying funds in which it invests client assets.

When the Adviser executes trades on behalf of the Funds, the Adviser may place orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of a Fund unless otherwise prohibited. See “Investment Strategies and Policies.”

Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. Transactions on stock exchanges (other than foreign stock exchanges) involve the payment of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve payment of fixed brokerage commissions, which are generally higher than those in the United States. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders. In making this determination, the Adviser considers a number of factors including, but not limited to: the price per unit of the security, the broker’s execution capabilities, the commissions charged, the broker’s reliability for prompt, accurate confirmations and on-time delivery of securities, the broker-dealer firm’s financial condition, the broker’s ability to provide access to public offerings, as well as the quality of research services provided. As permitted by Section 28(e) of the Securities Exchange Act, the Adviser may cause the Funds to pay a broker-dealer which provides brokerage and research services to the Adviser, or the Funds and/or other accounts for which the Adviser exercises investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to accounts over which it exercises investment discretion. Not all such services are useful or of value in advising the Funds. The Adviser reports to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. In accordance with Section 28(e) of the Securities Exchange Act and consistent with applicable SEC guidance and interpretation, the term “brokerage and research services” includes: (i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody) or required by rule or regulation in connection with such transactions.

Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreement. The fees that the Funds pay to the Adviser are not reduced as a consequence of the Adviser’s receipt of brokerage and research services. To the extent the Funds’ portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds may exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other

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clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund’s brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. The SEC has granted exemptive orders permitting each Fund to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable and tax exempt money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The orders are subject to certain conditions. An affiliated person of a Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions.

In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent, except pursuant to procedures adopted by the Board of Trustees that either comply with rules adopted by the SEC or with interpretations of the SEC’s staff. Each Fund expects to purchase securities from underwriting syndicates of which certain affiliates of JPMorgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not “interested persons” of a Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by a Fund and all other accounts over which the same investment adviser has discretion, and that no shares will be purchased from the Distributor or any of its affiliates.

On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers, including other Funds, the Adviser, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Funds. In some instances, the allocation procedure might not permit a Fund to participate in the benefits of the aggregated trade.

If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options that a Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Allocation of transactions, including their frequency, to various broker-dealers is determined by the Adviser based on its best judgment and in a manner deemed fair and reasonable to shareholders of the Fund and consistent with the Adviser’s obligation to obtain the best execution of purchase and sales orders. In making this determination, the Adviser considers the same factors for the best execution of purchase and sales orders listed above. Accordingly, in selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, the Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act) provided to the Funds and/or other accounts over which the Adviser exercises investment discretion. The Adviser may cause a Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser to the Funds. To the extent such services are permissible under the safe harbor requirements of Section 28(e) of the Securities Exchange Act and consistent with applicable SEC guidance and interpretation, such brokerage and research services might consist of advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, the availability of securities or purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, market data, stock quotes, last sale prices, and trading volumes. Shareholders of the Funds should understand that the services provided by such brokers may be useful to the Adviser in connection with its services to other clients and not all the services may be used by the Adviser in connection with the Fund.

Under the Adviser’s policy, “soft dollar” services refer to arrangements that fall within the safe harbor requirements of Section 28(e) of the Securities Exchange Act, as amended, which allow the Adviser to allocate client brokerage transactions to a broker-dealer in exchange for products or services that are research and brokerage-related and provide lawful and appropriate assistance in the

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performance of the investment decision-making process. These services include third party research, market data services, and proprietary broker-dealer research. The Funds receive proprietary research where broker-dealers typically incorporate the cost of such research into their commission structure. Many brokers do not assign a hard dollar value to the research they provide, but rather bundle the cost of such research into their commission structure. It is noted in this regard that some research that is available only under a bundled commission structure is particularly important to the investment process.

The Adviser may cause the Funds to participate in soft dollar arrangements whereby a broker-dealer provides market data services and third-party research in addition to proprietary research. In order to obtain such research, the Adviser may utilize a Client Commission Arrangement (“CCA”). CCAs are agreements between an investment adviser and executing broker whereby the investment adviser and the broker agree to allocate a portion of commissions to a pool of credits maintained by the broker that are used to pay for eligible brokerage and research services. The Adviser will only enter into and utilize CCAs to the extent permitted by Section 28(e) of the Securities Exchange Act. As required by interpretive guidance issued by the SEC, any CCAs entered into by the Adviser with respect to commissions generated by the Funds will provide that: (1) the broker-dealer pay the research preparer directly; and (2) the broker-dealer take steps to assure itself that the client commissions that the Adviser directs it to use to pay for such services are only for eligible research under Section 28(e).

Investment decisions for each Fund are made independently from those for the other Funds or any other investment company or account managed by the Adviser. Any such other investment company or account may also invest in the same securities as the Trust. When a purchase or sale of the same security is made at substantially the same time on behalf of a given Fund and another Fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Fund(s) and such other investment company or account. In some instances, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased by it for a Fund with those to be sold or purchased by it for other Funds or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Trust, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Trust is a customer of the Adviser or their parents or subsidiaries or affiliates and in dealing with its commercial customers, the Adviser and their respective parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trust.

Sub-Advisers and Sub-Sub-Advisers

The Sub-Advisers and Sub-Sub-Advisers may place orders for the purchase and sale of securities that are held in the respective Funds. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of each Sub-Adviser and Sub-Sub-Adviser to seek best execution. Each Sub-Adviser and Sub-Sub-Adviser is required to consider all factors that it deems relevant when assessing best execution for the Fund, including, for example, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, when selecting brokers to execute transactions and in evaluating the best execution, each Sub-Adviser and Sub-Sub-Adviser is authorized to consider the brokerage and research services (as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provided by the broker. Each Sub-Adviser and Sub-Sub-Adviser is also authorized to cause the Fund to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. Each Sub-Adviser and Sub-Sub-Adviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which each Sub-Adviser and Sub-Sub-Adviser exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by each Sub-Adviser and Sub-Sub-Adviser under the applicable Sub-Advisory Agreement or Sub-Sub-Advisory Agreement. The Funds may purchase and sell portfolio securities through brokers who provide a Sub-Adviser or Sub-Sub-Adviser with brokerage and research services.

The fees of each Sub-Adviser and Sub-Sub-Adviser are not reduced by reason of its receipt of such brokerage and research services. Generally, a Sub-Adviser or Sub-Sub-Adviser does not provide any services to its respective Fund(s) except portfolio investment management and related record-keeping services. The Adviser may request that a Sub-Adviser or Sub-Sub-Adviser employ certain specific brokers who have agreed to pay certain Fund expenses. The use of such brokers is subject to best execution, and there is no specific amount of brokerage that is required to be placed through such brokers.

It is possible that certain of the services received by a Sub-Adviser or Sub-Sub-Adviser attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Sub-Adviser or Sub-Sub-Adviser.

For details of brokerage commissions paid by the Funds, see “BROKERAGE AND RESEARCH SERVICES — Brokerage Commissions” in Part I of this SAI.

For details of the Funds’ ownership of securities of the Funds’ regular broker dealers, see “BROKERAGE AND RESEARCH SERVICES — Securities of Regular Broker-Dealers” in Part I of this SAI.

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OVERVIEW OF SERVICE PROVIDER AGREEMENTS

The following sections provide an overview of the Funds’ agreements with various service providers including the Administrator, Distributor, Custodian and Transfer Agent.

ADMINISTRATOR

Brown Brothers Harriman & Co. serves as the administrator and fund accounting agent to the Funds (in such capacity, the “Administrator”), pursuant to an Administration Agreement dated June 22, 2018, as amended from time to time (the “Administration Agreement”), between the Trust, on behalf of the Funds, and the Administrator. The principal offices of the Administrator are located at 140 Broadway, New York, New York 10005. The Administrator provides various administrative services, including assisting with the supervision of the Trust’s operations, accounting and bookkeeping, calculating each Fund’s daily NAV, preparing reports to each Fund’s shareholders, preparing and filing reports with the SEC and state securities authorities, preparing and filing tax returns and preparing materials for meetings of the Trustees and the Board’s committees.

If not terminated, the Administration Agreement has an initial term of three years and thereafter continues in effect for successive one-year periods. The Administration Agreement may be terminated (a) by any party thereto with 75 days’ prior written notice, or (b) by the Trust with 60 days’ prior written notice or at any time after the Trust files for dissolution. In addition, the Administration Agreement may be terminated immediately in the event of a material breach of the Administration Agreement that is not cured within 60 days, or in the event that a party thereto is adjudged bankrupt or insolvent or has bankruptcy or insolvency proceedings commenced against it. The Administration Agreement will terminate simultaneously with the termination of the relevant Custody Agreement between the Trust and Brown Brothers Harriman & Co.

The Administration Agreement provides that the Administrator shall not be liable for any loss, damage or expense suffered by the Trust or any other person arising from any act, omission, error or delay of the Administrator in performing its duties thereunder, including any error of judgment or mistake of law, except a loss, damage or expense directly resulting from willful misconduct, bad faith or negligence in the performance of its duties.

For details of the administration and administrative services fees paid or accrued, see “ADMINISTRATOR — Administrator Fees” in Part I of this SAI.

DISTRIBUTOR

Foreside Fund Services, LLC (the “Distributor”) is the distributor (also known as principal underwriter) of the shares of the Funds and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a broker-dealer registered with the SEC and is a member of FINRA.

Under a distribution agreement with the Trust dated June 22, 2018, as amended from time to time (the “Distribution Agreement”), the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Funds.

Unless otherwise terminated, the Distribution Agreement with the Distributor will continue in effect for successive one-year terms if approved at least annually by: (a) the vote of the Board of Trustees, including the vote of a majority of those members of the Board of Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval, or (b) the vote of a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated without penalty on not less than 60 days’ prior written notice by the Board of Trustees, by vote of majority of the outstanding voting securities of the Fund or by the Distributor. The termination of the Distribution Agreement with respect to one Fund will not result in the termination of the Distribution Agreement with respect to any other Fund. The Distribution Agreement may also be terminated in the event of its assignment, as defined in the 1940 Act.

For details of the compensation paid to the Distributor, see “DISTRIBUTOR — Compensation paid to Distributor” in Part I of this SAI.

CUSTODIAN

Brown Brothers Harriman & Co. serves as the custodian for each of the Funds (in such capacity, the “Custodian”), pursuant to the Custodian Agreement dated June 6, 2018, as amended from time to time (the “Custody Agreement”). Pursuant to the Custody Agreement, the Custodian is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions.

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TRANSFER AGENT

DST Asset Manager Solutions, Inc. (“DST” or “Transfer Agent”), 2000 Crown Colony Drive, Quincy, MA 02169, serves as each Fund’s transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, DST is responsible for maintaining account records and for crediting income and capital gains to shareholder accounts.

OTHER SERVICES

Affiliates of JPMorgan Chase may, from time to time, at their own expense, pay certain affiliates for providing clearing services, which may include networking, sub-transfer agency, omnibus sub-accounting, record-keeping and other administrative and processing support with respect to JPM Program client accounts. Such “at cost” payment does not represent an additional expense to the Funds or to their shareholders.

For shareholders that bank with JPMorgan Chase Bank, JPMorgan Chase Bank may aggregate investments in the Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits.

The Adviser, the Funds and their affiliates, agents and subagents may share certain information about shareholders and their accounts, as permitted by law and as described in the Six Circles Funds Privacy Policy provided with your shareholder report.

EXPENSES

The Funds pay the expenses incurred in their operations, including their pro rata share of expenses of the Trust. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds’ custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, legal counsel and any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; index license fees; and expenses of calculating the NAV of, and the net income on, shares of the Funds. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. A Fund’s service providers may discontinue or modify these voluntary actions at any time without notice. Performance for certain Funds reflects the voluntary waiver of fees and/or the reimbursement of expenses. Without these voluntary waivers and/or expense reimbursements, performance would be less favorable.

The Adviser has agreed that it will waive fees or reimburse the Funds, as applicable, as described in the Prospectus.

TRUST COUNSEL

The law firm of Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, NY 10017-9998, is counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm for the Trust and the Funds is PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds and assists in the preparation and/or review of each Fund’s federal and state income tax returns.

DIVIDENDS AND DISTRIBUTIONS

Each Fund declares and pays dividends and distributions as described under “Distributions and Taxes” in its respective Prospectus.

Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash.

NET ASSET VALUE

Shares are sold at NAV per share. This is also known as the offering price. Shares are also redeemed at NAV.

The NAV per share of a Fund is equal to the value of all the assets attributable to the Fund, minus the liabilities attributable to the Fund, divided by the number of outstanding shares of the Fund. The following is a summary of the procedures generally used to value the Funds’ investments.

Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available; market quotations are determined not to be reliable; or, their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company) but before a Fund’s NAV is calculated, may be valued at its fair value in accordance with policies and procedures adopted by the Funds’

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Board of Trustees. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation determinations may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining the Fund’s NAV.

Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.

Foreign equity securities are valued as of the close of trading on the stock exchange on which the security is primarily traded, or as of 4:00 p.m. ET. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4:00 p.m. ET on the day that the value of the security is determined. Generally foreign equity securities, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved pricing services. Trading on foreign markets may also take place on days on which the U.S. markets and the Funds are closed.

Shares of ETFs, if any, are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of open-end mutual funds are valued at their respective NAVs.

Fixed income securities are valued using market quotations supplied by approved independent third party pricing services, affiliated pricing services or broker/dealers. In determining security prices, pricing services and broker/dealers may consider a variety of inputs and factors, including, but not limited to, proprietary models that may take into account market transactions in securities with comparable characteristics, yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flows.

Foreign currencies are valued based on foreign exchange rates obtained from a pricing service, using spot and forward rates available at the time NAVs of the Funds are calculated.

Options (e.g., on stock indexes or equity securities) traded on U.S. equity securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes at the close of options trading on such exchanges.

Options traded on foreign exchanges or U.S. commodity exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of a Fund’s NAV.

Futures traded on U.S. and foreign exchanges are valued at the last sale price as of the close of the exchanges on the valuation date.

Non-listed over-the-counter options and futures are valued at the evaluated price provided by a counterparty or broker/dealer.

Swaps and structured notes are priced utilizing market quotations generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.

Certain fixed income securities and swaps may be valued using market quotations or valuations provided by pricing services affiliated with the Adviser. Valuations received by the Funds from affiliated pricing services are the same as those provided to other affiliated and unaffiliated entities by these affiliated pricing services.

With respect to all Funds, securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with policies and procedures (“Policies”) established by and under the supervision and responsibility of the Trustees. The Board of Trustees has delegated to the Adviser, which has in turn delegated to the Administrator, the responsibility for implementing the day-to-day operational aspects of the valuation process. The Adviser has created the Six Circles Valuation Committee (“VC”) to oversee and carry out the Policies for the valuation of investments held in the Funds. The VC is comprised of senior representatives from JPMPI, JPMPI Legal, Compliance and Risk Management and the Funds’ Chief Compliance Officer. Fair value situations could include, but are not limited to: (1) a significant event that affects the value of a Fund’s securities (e.g., news relating to natural disasters affecting an issuer’s operations or earnings announcements); (2) illiquid securities; (3) securities that may be defaulted or de-listed from an exchange and are no longer trading; or (4) any other circumstance in which the VC believes that market quotations do not accurately reflect the value of a security.

From time to time, there may be errors in the calculation of the NAV of a Fund or the processing of purchases and redemptions. Shareholders will generally not be notified of the occurrence of an error or the resolution thereof.

THE TRUST

Six Circles Trust was formed as a Delaware statutory trust on November 8, 2017 pursuant to a Declaration of Trust dated November 8, 2017, as amended from time to time.

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Under Delaware law, shareholders of a statutory trust shall have the same limitation of personal liability that is extended to stockholders of private corporations for profit organized under Delaware law, unless otherwise provided in the trust’s governing trust instrument. Six Circles Trust’s Declaration of Trust provides that shareholders of Six Circles Trust shall not be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to Six Circles Trust or any series or class thereof. In addition, the Declaration of Trust provides that neither Six Circles Trust nor the Trustees, officers, employees, nor agents thereof shall have any power to bind personally any shareholders nor to call upon any shareholder for payment of any sum of money or assessment other than such as the shareholder may personally agree to pay. Moreover, the Declaration of Trust for Six Circles Trust expressly provides that the shareholders shall have the same limitation of personal liability that is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.

The Declaration of Trust of Six Circles Trust provides for the indemnification out of the assets held with respect to a particular series of shares of any shareholder or former shareholder held personally liable solely by reason of a claim or demand relating to the person being or having been a shareholder and not because of the shareholder’s acts or omissions. The Declaration of Trust of Six Circles Trust also provides that Six Circles Trust, on behalf of the applicable series, may, at its option with prior written notice, assume the defense of any claim made against a shareholder.

Six Circles Trust’s Declaration of Trust also provides that Six Circles Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any proceeding in which they may be involved because of their offices with Six Circles Trust, unless, as to liability to Six Circles Trust, or the shareholders thereof, the Trustees engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices. In addition, the Declaration of Trust provides that any Trustee who has been determined to be an “audit committee financial expert” shall not be subject to a greater liability or duty of care because of such determination.

Six Circles Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon written notice to the shareholders.

DESCRIPTION OF SHARES

Shares of Six Circles Trust. Six Circles Trust is an open-end, management investment company organized as a Delaware statutory trust. Each Fund represents a separate series of shares of beneficial interest. See “The Trust.”

The Declaration of Trust of Six Circles Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.0001 par value) of one or more series and classes within any series and to divide or combine the shares of any series or class without materially changing the proportionate beneficial interest of such shares of such series or class in the assets held with respect to that series. Each share represents an equal beneficial interest in the net assets of a Fund with each other share of that Fund. The Trustees of Six Circles Trust may authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, voting powers, rights, duties and privileges as the Trustees may determine; however, the Trustees may not classify or change outstanding shares in a manner materially adverse to shareholders of each share. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. The rights of redemption and exchange are described in the Prospectus and elsewhere in this SAI.

The shareholders of each Fund are entitled to one vote for each share on matters on which shares of a Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of Six Circles Trust. The voting rights of shareholders are not cumulative with respect to the election of Trustees. It is the intention of Six Circles Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Declaration of Trust of Six Circles Trust.

Each share of a series or class represents an equal proportionate interest in the assets in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of Six Circles Trust which are not attributable to a specific series or class are allocated among all of their series in a manner deemed by the Trustees to be fair and equitable. Shares have no pre-emptive or conversion rights, and when issued, are fully paid and non-assessable. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

The Trustees of Six Circles Trust may, without shareholder approval (unless otherwise required by applicable law): (i) cause Six Circles Trust to merge or consolidate with or into one or more trusts (or series thereof to the extent permitted by law), partnerships, associations, corporations or other business entities (including trusts, partnerships, associations, corporations, or other business entities created by the Trustees to accomplish such merger or consolidation) so long as the surviving or resulting entity is an investment company as defined in the 1940 Act, or is a series thereof, that will succeed to or assume Six Circles Trust’s registration under the 1940 Act and that is formed, organized, or existing under the laws of the United States or of a state, commonwealth, possession or territory of the United States, unless otherwise permitted under the 1940 Act; (ii) cause any one or more series or classes of Six Circles Trust to merge or consolidate with or into any one or more other series or classes of Six Circles Trust one or more trusts (or series or classes thereof to the extent permitted by law), partnerships, associations, corporations; (iii) cause the shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law; or (iv) cause Six Circles Trust to reorganize as a corporation, limited liability company or limited liability partnership under the laws of Delaware or any other state or jurisdiction. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act.

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The Trustees may, without shareholder vote, generally restate, amend or otherwise supplement Six Circles Trust’s governing instruments, including the Declaration of Trust and the By-Laws, without the approval of shareholders, subject to limited exceptions, such as the right to elect Trustees.

The Trustees, without obtaining any authorization or vote of shareholders, may change the name of any series or class or dissolve or terminate any series or class of shares.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus and this SAI, Six Circles Trust’s shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of Six Circles Trust, shares of a Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Six Circles Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.

PORTFOLIO HOLDINGS DISCLOSURE

The Board, on behalf of each of the Funds, has adopted a portfolio holdings disclosure policy to prevent the misuse of material non-public information relating to the Funds and to ensure all Fund shareholders have equal access to the list of Fund portfolio holdings. Any material amendments to this policy must be reviewed and approved by the Board.

Disclosure of the Funds’ complete portfolio holdings is required to be made quarterly within 60 days of the end of each period covered by the annual report and semiannual report to shareholders. The Funds will also report their monthly portfolio holdings to the SEC on Form N-PORT on a quarterly basis within 60 days after the end of the fiscal quarter, and information reported for the third month of each Fund’s fiscal quarter will be made public on the SEC’s website. These reports are available, free of charge, on the EDGAR database on the SEC’s website at sec.gov. The Funds may provide their complete portfolio holdings on the Funds’ website at www.sixcirclesfunds.com at the same time that such reports are filed with the SEC. The Funds may also provide complete portfolio holdings on the Funds’ website more frequently.

The Funds’ publicly available uncertified, complete list of portfolio holdings information may also be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to: (i) third party service providers, rating and ranking agencies and affiliated persons of the Funds; and (ii) clients of the Adviser or its affiliates that invest in the Funds or such clients’ consultants. No compensation or other consideration is received by a Fund or the Adviser, or any other person for these disclosures.

In addition, certain service providers to the Funds or the Adviser, Administrator, Distributor or their affiliates may for legitimate business purposes receive the Funds’ portfolio holdings information earlier than the time period specified above, including JPM Programs, sub-advisers (solely with respect to their respective allocated portions of the Funds), transition managers, rating and ranking agencies, data analytics providers, financial printers, fact sheet and website preparers, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents (to the extent the Funds commence securities lending), consultants retained to assist in the drafting of management discussion of fund performance in shareholder reports, brokers in connection with Fund transactions and in providing pricing quotations and transfer agents. When a Fund redeems a shareholder in kind, the shareholder generally receives its proportionate share of the Fund’s portfolio holdings and, therefore, the shareholder and its agent may receive such information earlier than the time period specified above. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).

Disclosure of a Fund’s portfolio securities as an exception to the Fund’s normal business practice requires the business unit proposing such exception to identify a legitimate business purpose for the disclosure and to submit the proposal to the Fund’s Treasurer for approval following business and legal review. Additionally, no compensation or other consideration is received by a Fund or the Adviser, or any other person for these disclosures. The Funds’ Trustees will review annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts

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of interest between the Funds’ shareholders, on the one hand, and the Adviser or any affiliated person of the Fund or such entities, on the other hand, by creating a structured review and approval process which seeks to ensure that disclosure of information about the Funds’ portfolio securities is in the best interests of the Funds’ shareholders. There can be no assurance, however, that the Funds’ policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.

PROXY VOTING PROCEDURES AND GUIDELINES

The Board of Trustees has delegated to the Adviser proxy voting authority with respect to the Funds’ portfolio securities, and the Adviser in turn has delegated such authority to the Sub-Advisers in respect of their respective allocated portions of the Funds. The Sub-Advisers vote proxies in accordance with their respective proxy voting policies and procedures as described in Appendix C to Part II of this SAI.

In accordance with regulations of the SEC, the Funds’ proxy voting records for the most recent 12-month period ended June 30 will be on file with the SEC and will be available on the Six Circles Funds’ website at www.sixcirclesfunds.com and on the SEC’s website at www.sec.gov.

ADDITIONAL INFORMATION

The Trust is not required to hold a meeting of shareholders for the purpose of electing Trustees except that: (i) the Trust is required to hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders; and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of shares representing two-thirds of the outstanding shares of the Trust at a meeting duly called for the purpose, which meeting shall be called and held in accordance with the bylaws of the applicable Trust. Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.

As used in the Funds’ Prospectus and in this SAI, “assets belonging to a Fund” means the consideration received by the Trust upon the issuance or sale of shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and any general assets of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund by the Trust’s Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. It is anticipated that the factor that will be used by the Board of Trustees in making allocations of general assets to particular Funds will be the relative net asset values of the respective Funds at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses in respect of that Fund, and with a share of the general liabilities and expenses of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund in proportion to the relative net asset values of the respective Funds at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to particular Funds will be determined by the Board of Trustees of the Trust and will be in accordance with generally accepted accounting principles. Determinations by the Board of Trustees of the Trust as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive.

As used in this SAI and the Prospectus, the term “majority of the outstanding voting securities” of the Trust or a particular Fund means the following when the 1940 Act governs the required approval: the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Trust or such Fund, or (b) 67% or more of the shares of the Trust or such Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Trust or such Fund are represented in person or by proxy. Otherwise, the declaration of trust, articles of incorporation or by-laws usually govern the needed approval and generally require that if a quorum is present at a meeting, the vote of a majority of the shares of the Trust or such Fund, as applicable, shall decide the question.

Telephone calls to the Funds, the Funds’ service providers or your JPM Program representative may be recorded. With respect to the securities offered hereby, this SAI and the Prospectus do not contain all the information included in the Registration Statements of the Trust filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith are available on the EDGAR database on the SEC’s internet site at www.sec.gov.

Statements contained in this SAI and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statements of the Trust. Each such statement is qualified in all respects by such reference.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this SAI, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Funds or the Distributor. The Prospectus and this SAI do not constitute an offer by any Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or the Distributor to make such offer in such jurisdictions.

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APPENDIX A — PURCHASES AND REDEMPTIONS

The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase and redemption orders, including procedures for effecting automatic investments and redemptions. The Funds may defer acting on a shareholder’s instructions until it has received them in proper form and in accordance with the requirements described in the Prospectus.

The Funds are designed exclusively for investors participating in investment advisory programs or trusts (each, a “JPM Program”) managed by JPMorgan Chase Bank, N.A., J.P. Morgan Private Investments Inc. or one of their affiliates. Fund shares may only be purchased through a JPM Program by a JPM Program representative acting on your behalf. Fund shares may be purchased or redeemed on any business day. For purposes of this Prospectus, commingled investment vehicles advised by the Adviser or its affiliates, which are only available to clients of the Adviser or its affiliates, are considered to be participating in a JPM Program and are therefore eligible to invest in the Funds.

The Funds may, at their own option, accept securities in payment for shares. The securities delivered in such a transaction are valued in the same manner as they would be valued for purposes of computing a Fund’s NAV, as described in the section entitled “Net Asset Value.” This is a taxable transaction to the shareholder. Purchases by means of in-kind contributions of securities will only be accepted if a variety of conditions are satisfied, in accordance with policies and procedures approved by the Board of Trustees. Additional information on the requirements applicable to in-kind contributions is available in the Prospectus.

Except as provided in a Fund’s prospectus, and subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in-kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV of the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has not filed an election under Rule 18f-1.

Generally, any purchase into the Funds must be made through an eligible financial intermediary. For example, in the case of J.P. Morgan clients that hold their program accounts through a master trust, the Funds may refuse to honor purchase orders that are not made through an eligible financial intermediary (i.e., a financial intermediary with an appropriate agreement with the Funds).

Redemptions. In general, shares of a Fund may be exchanged or redeemed at net asset value. The Trust may suspend the right of redemption or postpone the date of payment for shares for more than seven days when:

(a)	trading on the exchange is broadly restricted by the applicable rules and regulations of the SEC;

(b)	the Exchange is closed for other than customary weekend and holiday closing;

(c)	the SEC has by order permitted such suspension; or

(d)	the SEC has declared a market emergency.

The Board may, in its discretion, terminate a liquidity fee or redemption gate at any time if it believes such action to be in the best interest of a Fund and its shareholders. Liquidity fees and redemption gates will automatically terminate at the beginning of the next business day once a Fund’s weekly liquid assets reach at least 30% of its total assets. Redemption gates may only last up to 10 business days in any 90-day period. When a fee or a gate is in place, a Fund may elect not to permit the purchase of shares or to subject the purchase of shares to certain conditions, which may include affirmation of the purchaser’s knowledge that a fee or a gate is in effect.

Frequent Trading Policy. Frequent purchases and redemptions of Fund shares (or “round trips”) may interfere with the efficient management of a Fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the Fund’s long-term shareholders.

The Board of Trustees has not imposed redemption fees to discourage frequent trading or short-term trading into and out of the Funds. In reaching this conclusion, the Board took into account that: (i) shares of the Funds currently are expected to only be sold to private clients in a JPM Program; and (ii) clients in a JPM Program that invest in the Funds generally will not have discretion to make multiple round trips into and out of the Funds.

Cut-Off Times for Purchase and Redemption Orders. Orders to purchase or redeem shares accepted by a Fund by the cut-off times indicated in the Fund’s Prospectus will be processed at the NAV next calculated after the order is accepted by the Fund.

The Funds reserve the right to change any of these policies at any time.

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APPENDIX B — DESCRIPTION OF RATINGS

The following is a summary of published ratings by certain Nationally Recognized Statistical Rating Organizations (“NRSROs”). Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. NRSROs may fail to change credit ratings to reflect subsequent events on a timely basis. Although the investment adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by NRSROs.

The Funds only purchase securities that meet the rating criteria, if any, described in the Prospectus and/or the SAI. The Adviser will look at a security’s rating at the time of investment. If the securities are unrated, the Adviser must determine that they are of comparable quality to rated securities. Subsequent to its purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the security and is not required to sell a security in the event of a downgrade. Securities issued by the U.S. Government and its agencies and instrumentalities are not rated by NRSROs and so the rating of such securities is determined based on the ratings assigned to the issuer by the NRSRO(s) or if unrated, based on the Adviser’s determination of the issuer’s credit quality. The Adviser may also use the ratings assigned by NRSROs to issuers that are issued by non-U.S. governments and their agencies and instrumentalities to determine the rating of such securities.

From time to time, NRSROs may not agree on the credit quality of a security and issuer and assign different ratings. Certain Funds use the NRSROs and methodology described in their prospectuses to determine the credit quality of their investments, including whether a security is in a particular rating category for purposes of the credit quality requirements specified below. For securities that are not rated by the applicable NRSROs, the Adviser must determine that they are of comparable quality to rated securities. If the Fund’s prospectus does not specify the methodology for determining the credit quality of securities that have received different ratings from more than one NRSRO, such securities will be considered investment grade if at least one agency has rated the security investment grade.

Certain Funds are rated by NRSROs. In order to maintain a rating from a rating organization, the Funds may be subject to additional investment restrictions.

DESCRIPTION OF SHORT-TERM CREDIT RATINGS

Standard & Poor’s Financial Services LLC (“S&P”)

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

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A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Dual Ratings

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

Active Qualifiers (Currently applied and/or outstanding)

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

P: This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

Preliminary: Preliminary ratings, with the “prelim” suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

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•

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

cir: This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Inactive Qualifiers (No longer applied or outstanding)

*: This symbol indicated that the rating was contingent upon S&P Global Ratings’ receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.

G: The letter ‘G’ followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.

pi: This qualifier was used to indicate ratings that were based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer’s management and therefore could have been based on less comprehensive information than ratings without a ‘pi’ suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd’s Syndicate Assessments.

pr: The letters ‘pr’ indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

q: A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation would not exhibit extraordinary noncredit-related risks. S&P Global Ratings discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Fitch Ratings (“Fitch”)

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

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F1	HIGHEST SHORT-TERM CREDIT QUALITY. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	GOOD SHORT-TERM CREDIT QUALITY. Good intrinsic capacity for timely payment of financial commitments.

F3	FAIR SHORT-TERM CREDIT QUALITY. The intrinsic capacity for timely payment of financial commitments is adequate.

B	SPECULATIVE SHORT-TERM CREDIT QUALITY. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	HIGH SHORT-TERM DEFAULT RISK. Default is a real possibility.

RD	RESTRICTED DEFAULT. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	DEFAULT. Indicates a broad-based default event for an entity, or the default of a short- term obligation.

Limitations of the Credit Ratings Scale

Specific limitations relevant to the Credit Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood or failure likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer (or an obligation with respect to structured finance transactions) default, except in the following two cases:

•	Ratings assigned to individual obligations of issuers in corporate finance, banks, non-bank financial institutions, insurance and covered bonds.

•

In limited circumstances for U.S. public finance obligations where Chapter 9 of the Bankruptcy Code provides reliably superior prospects for ultimate recovery to local government obligations that benefit from a statutory lien on revenues or during the pendency of a bankruptcy proceeding under the Code if there is sufficient visibility on potential recovery prospects.

•	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency‘s opinion on its relative vulnerability to default or in the case of bank Viability Ratings on its relative vulnerability to failure. For the avoidance of doubt, not all defaults will be considered a default for rating purposes. Typically, a default relates to a liability payable to an unaffiliated, outside investor.

The ratings do not opine on any quality related to a transaction’s profile other than the agency’s opinion on the relative vulnerability to default of an issuer and/or of each rated tranche or security.

The ratings do not predict a specific percentage of extraordinary support likelihood over any given period.

In the case of bank Support Ratings and Support Rating Floors, the ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative likelihood of receiving external extraordinary support.

The ratings do not opine on the suitability of any security for investment or any other purposes.

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Moody’s Investors Service, Inc. (“Moody’s”)

Moody’s global short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Short-term ratings are assigned for obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Ratings of Prime-1 reflect a superior ability to repay short-term debt obligations.

P-2	Ratings of Prime-2 reflect a strong ability to repay short-term debt obligations.

P-3	Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

DBRS Morningstar

The DBRS Morningstar short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the subcategories “(high),” “(middle),” and “(low).”

R-1 (high)	Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

R-1 (middle)	Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

R-1 (low)	Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

R-2 (high)	Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

R-2 (middle)	Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

R-2 (low)	Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

R-3	Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

R-4	Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

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R-5	Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

D	When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS Morningstar may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange.”

DESCRIPTION OF LONG-TERM CREDIT RATINGS

S&P

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

•	The likelihood of payment — the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

•	The nature and provisions of the financial obligation, and the promise we impute; and

•

The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB,B,CCC,CC and C	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

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B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Fitch

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies, and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA	HIGHEST CREDIT QUALITY. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	VERY HIGH CREDIT QUALITY. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	HIGH CREDIT QUALITY. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

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BBB	GOOD CREDIT QUALITY. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB	SPECULATIVE. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B	HIGHLY SPECULATIVE. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	SUBSTANTIAL CREDIT RISK. Default is a real possibility.

CC	VERY HIGH LEVELS OF CREDIT RISK. Default of some kind appears probable.

C

NEAR DEFAULT. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

•  the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

•  the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

•  the formal announcement by the issuer or their agent of a distressed debt exchange;

•  a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD	RESTRICTED DEFAULT. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:

•  an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but

•  has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and

•  has not otherwise ceased operating. This would include:

•  the selective payment default on a specific class or currency of debt;

•  the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•  the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D	DEFAULT. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

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Limitations of the Credit Rating Scale:

Specific limitations relevant to the credit rating scale are listed under Description of Short-Term Credit Ratings section.

Moody’s

Long-Term Obligation Ratings

Moody’s long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

DBRS Morningstar

Long-Term Obligations

The DBRS Morningstar long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligations has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low).” The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.

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AAA	Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA

Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A

Good credit quality. The capacity for the payment of financial obligations is substantial,

but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB	Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB	Speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B	Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC/CC/C

Very highly speculative credit quality. In danger of defaulting on financial obligations.

There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

D

When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods,

a downgrade to D may occur. DBRS Morningstar may also use SD (Selective Default)

in cases where only some securities are impacted, such as the case of a “distressed exchange.”

DESCRIPTION OF INSURANCE RATINGS

S&P

Insurer Financial Strength Rating Definitions

An S&P Global Ratings insurer financial strength rating is a forward-looking opinion about the financial security characteristics of an insurance organization with respect to its ability to pay under its insurance policies and contracts in accordance with their terms. Insurer financial strength ratings are also assigned to health maintenance organizations and similar health plans with respect to their ability to pay under their policies and contracts in accordance with their terms.

This opinion is not specific to any particular policy or contract, nor does it address the suitability of a particular policy or contract for a specific purpose or purchaser. Furthermore, the opinion does not take into account deductibles, surrender or cancellation penalties, timeliness of payment, nor the likelihood of the use of a defense such as fraud to deny claims.

Insurer financial strength ratings do not refer to an organization’s ability to meet nonpolicy (i.e. debt) obligations. Assignment of ratings to debt issued by insurers or to debt issues that are fully or partially supported by insurance policies, contracts, or guarantees is a separate process from the determination of insurer financial strength ratings, and it follows procedures consistent with those used to assign an issue credit rating. An insurer financial strength rating is not a recommendation to purchase or discontinue any policy or contract issued by an insurer.

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Insurer Financial Strength Ratings

AAA	An insurer rated ‘AAA’ has extremely strong financial security characteristics. ‘AAA’ is the highest insurer financial strength rating assigned by S&P Global Ratings.

AA	An insurer rated ‘AA’ has very strong financial security characteristics, differing only slightly from those rated higher.

A	An insurer rated ‘A’ has strong financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

BBB	An insurer rated ‘BBB’ has good financial security characteristics, but is more likely to be affected by adverse business conditions than are higher-rated insurers.

BB, B, CCC, and CC	An insurer rated ‘BB’ or lower is regarded as having vulnerable characteristics that may outweigh its strengths, ‘BB’ indicates the least degree of vulnerability within the range and ‘CC’ the highest.

BB	An insurer rated ‘BB’ has marginal financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.

B	An insurer rated ‘B’ has weak financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.

CCC	An insurer rated ‘CCC’ has very weak financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.

CC	An insurer rated ‘CC’ has extremely weak financial security characteristics and is likely not to meet some of its financial commitments.

SD and D

An insurer rated ‘SD’ (selective default) or ‘D’ is in default on one or more of its insurance policy obligations. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on a policy obligation are at risk. A ‘D’ rating is assigned when S&P Global Ratings believes that the default will be a general default and that the obligor will fail to pay substantially all of its obligations in full in accordance with the policy terms.

An ‘SD’ rating is assigned when S&P Global Ratings believes that the insurer has selectively defaulted on a specific class of policies but it will continue to meet its payment obligations on other classes of obligations. An ‘SD’ includes the completion of a distressed debt restructuring. Claim denials due to lack of coverage or other legally permitted defenses are not considered defaults.

Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Fitch

Insurer Financial Strength Ratings

The Insurer Financial Strength (IFS) Rating provides an assessment of the financial strength of an insurance organization. The IFS Rating is assigned to the insurance company’s policyholder obligations, including assumed reinsurance obligations and contract holder obligations, such as guaranteed investment contracts. The IFS Rating reflects both the ability of the insurer to meet these obligations on a timely basis, and expected recoveries received by claimants in the event the insurer stops making payments or payments are interrupted, due to either the failure of the insurer or some form of regulatory intervention. In the context of the IFS Rating, the timeliness of payments is considered relative to both contract and/or policy terms but also recognizes the possibility of reasonable delays caused by circumstances common to the insurance industry, including claims reviews, fraud investigations and coverage disputes.

The IFS Rating does not encompass policyholder obligations residing in separate accounts, unit-linked products or segregated funds, for which the policyholder bears investment or other risks. However, any guarantees provided to the policyholder with respect to such obligations are included in the IFS Rating.

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Expected recoveries are based on the agency’s assessments of the sufficiency of an insurance company’s assets to fund policyholder obligations, in a scenario in which payments have ceased or been interrupted. Accordingly, expected recoveries exclude the impact of recoveries obtained from any government sponsored guaranty or policyholder protection funds. Expected recoveries also exclude the impact of collateralization or security, such as letters of credit or trusteed assets, supporting select reinsurance obligations.

IFS Ratings can be assigned to insurance and reinsurance companies in any insurance sector, including the life & annuity, non-life, property/casualty, health, mortgage, financial guaranty, residual value and title insurance sectors, as well as to managed care companies such as health maintenance organizations.

The IFS Rating uses the same symbols used by the agency for its International and National credit ratings of long-term or short-term debt issues. However, the definitions associated with the ratings reflect the unique aspects of the IFS Rating within an insurance industry context.

Obligations for which a payment interruption has occurred due to either the insolvency or failure of the insurer or some form of regulatory intervention will generally be rated between ‘B’ and ‘C’ on the Long-Term IFS Rating scales (both International and National). International Short-Term IFS Ratings assigned under the same circumstances will align with the insurer’s International Long-Term IFS Rating.

Long-Term International IFS Ratings

The following rating scale applies to foreign currency and local currency ratings. Ratings of ‘BBB-’ and higher are considered to be “secure,” and those of ‘BB+’ and lower are considered to be “vulnerable.”

AAA	EXCEPTIONALLY STRONG. ‘AAA’ IFS Ratings denote the lowest expectation of ceased or interrupted payments. They are assigned only in the case of exceptionally strong capacity to meet policyholder and contract obligations. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	VERY STRONG. ‘AA’ IFS Ratings denote a very low expectation of ceased or interrupted payments. They indicate very strong capacity to meet policyholder and contract obligations. This capacity is not significantly vulnerable to foreseeable events.

A	STRONG. ‘A’ IFS Ratings denote a low expectation of ceased or interrupted payments. They indicate strong capacity to meet policyholder and contract obligations. This capacity may, nonetheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB	GOOD. ‘BBB’ IFS Ratings indicate that there is currently a low expectation of ceased or interrupted payments. The capacity to meet policyholder and contract obligations on a timely basis is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impact this capacity.

BB	MODERATELY WEAK. ‘BB’ IFS Ratings indicate that there is an elevated vulnerability to ceased or interrupted payments, particularly as the result of adverse economic or market changes over time. However, business or financial alternatives may be available to allow for policyholder and contract obligations to be met in a timely manner.

B	WEAK. ‘B’ IFS Ratings indicate two possible conditions. If obligations are still being met on a timely basis, there is significant risk that ceased or interrupted payments could occur in the future, but a limited margin of safety remains. Capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment, and favorable market conditions. Alternatively, a ‘B’ IFS Rating is assigned to obligations that have experienced ceased or interrupted payments, but with the potential for extremely high recoveries. Such obligations would possess a recovery assessment of ‘RR1’ (Outstanding).

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CCC	VERY WEAK. ‘CCC’ IFS Ratings indicate two possible conditions. If obligations are still being met on a timely basis, there is a real possibility that ceased or interrupted payments could occur in the future. Capacity for continued timely payments is solely reliant upon a sustained, favorable business and economic environment, and favorable market conditions. Alternatively, a ‘CCC’ IFS Rating is assigned to obligations that have experienced ceased or interrupted payments, and with the potential for average to superior recoveries. Such obligations would possess a recovery assessment of ‘RR2’ (Superior), ‘RR3’ (Good), and ‘RR4’ (Average).

CC	EXTREMELY WEAK. ‘CC’ IFS Ratings indicate two possible conditions. If obligations are still being met on a timely basis, it is probable that ceased or interrupted payments will occur in the future. Alternatively, a ‘CC’ IFS Rating is assigned to obligations that have experienced ceased or interrupted payments, with the potential for average to below-average recoveries. Such obligations would possess a recovery assessment of ‘RR4’ (Average) or ‘RR5’ (Below Average).

C	DISTRESSED. ‘C’ IFS Ratings indicate two possible conditions. If obligations are still being met on a timely basis, ceased or interrupted payments are imminent. Alternatively, a ‘C’ IFS Rating is assigned to obligations that have experienced ceased or interrupted payments, and with the potential for below average to poor recoveries. Such obligations would possess a recovery assessment of ‘RR5’ (Below Average) or ‘RR6’ (Poor).

Short-Term IFS Ratings

A Short-Term Insurer Financial Strength Rating (ST-IFS Rating) provides an assessment of the near-term financial health of an insurance organization and its capacity to meet senior obligations to policyholders and contract holders that would be expected to be due within one year. The analysis supporting the ST-IFS Rating encompasses all of the factors considered within the context of the IFS Rating, but with greater weight given to an insurer’s near-term liquidity, financial flexibility and regulatory solvency characteristics, and less weight given to longer-term issues such as competitiveness and earnings trends.

The agency will only assign a ST-IFS Rating to insurers that also have been assigned an IFS Rating. Currently, ST-IFS Ratings are used primarily by U.S. life insurance companies that sell short-term funding agreements.

The ST-IFS Rating uses the same international ratings scale used by the agency for short-term debt and issuer ratings.

F1	Insurers are viewed as having a strong capacity to meet their near-term obligations. When an insurer rated in this rating category is designated with a (+) sign, it is viewed as having a very strong capacity to meet near-term obligations.

F2	Insurers are viewed as having a good capacity to meet their near-term obligations.

F3	Insurers are viewed as having an adequate capacity to meet their near-term obligations.

B	Insurers are viewed as having a weak capacity to meet their near-term obligations.

C	Insurers are viewed as having a very weak capacity to meet their near-term obligations.

Recovery Ratings

Recovery Ratings are assigned to selected individual securities and obligations, most frequently for individual obligations of corporate finance issuers with IDRs in speculative grade categories.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based on the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.

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Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages and analytical judgement, but actual recoveries for a given security may deviate materially from historical averages.

RR1	OUTSTANDING RECOVERY PROSPECTS GIVEN DEFAULT. ‘RR1’ rated securities have characteristics consistent with securities historically recovering 91%–100% of current principal and related interest.

RR2	SUPERIOR RECOVERY PROSPECTS GIVEN DEFAULT. ‘RR2’ rated securities have characteristics consistent with securities historically recovering 71%–90% of current principal and related interest.

RR3	GOOD RECOVERY PROSPECTS GIVEN DEFAULT. ‘RR3’ rated securities have characteristics consistent with securities historically recovering 51%–70% of current principal and related interest.

RR4	AVERAGE RECOVERY PROSPECTS GIVEN DEFAULT. ‘RR4’ rated securities have characteristics consistent with securities historically recovering 31%–50% of current principal and related interest.

RR5	BELOW AVERAGE RECOVERY PROSPECTS GIVEN DEFAULT. ‘RR5’ rated securities have characteristics consistent with securities historically recovering 11%– 30% of current principal and related interest.

RR6	POOR RECOVERY PROSPECTS GIVEN DEFAULT. ‘RR6’ rated securities have characteristics consistent with securities historically recovering 0%–10% of current principal and related interest.

Limitations of the Recovery Ratings Scale

Specific limitations relevant to the Recovery Ratings scale include:

•	The ratings do not predict a specific percentage of recovery should a default occur.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•

The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative loss severity of the rated obligation should the obligation default.

•

Recovery Ratings, in particular, reflect a fundamental analysis of the underlying relationship between financial claims on an entity or transaction and potential sources to meet those claims. The size of such sources and claims is subject to a wide variety of dynamic factors outside the agency’s analysis that will influence actual recovery rates.

•

Out-of-court settlements are not contemplated by Fitch’s Recovery Ratings, other than in broad concession payments for some classes of junior-ranking bonds in some specific scenarios. In reality, out-of-court settlements will be influenced heavily by creditor composition and local political and economic imperatives, and Fitch does not attempt to factor these into its Recovery Ratings.

•

Creditor composition is outside the scope of Recovery Ratings. Concentration of creditors at a certain level of the capital structure, common ownership of claims at different levels in a capital structure or even differing entry prices of investors within a creditor class can have a profound effect on actual recovery rates.

•	Information flows for companies close to default can become erratic, which may reduce Fitch’s visibility on its Recovery Ratings.

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•

Enterprise valuations play a key role in the allocation of recoveries across credit classes. Recovery Ratings assume cash-flow multiples or advance rates, which are driven by subjective forecasts of Fitch analysts of post-restructuring cash flow, achievable exit multiples and appropriate advance rates. All these parameters are subject to volatility before and during the restructuring process.

•	Recovery rates are strongly influenced by legal decisions. Potential legal decisions are not factored into Fitch’s Recovery Ratings.

Moody’s

Insurance Financial Strength Ratings

Moody’s Insurance Financial Strength Ratings are opinions of the ability of insurance companies to pay punctually senior policyholder claims and obligations and also reflect the expected financial loss suffered in the event of default.

Aaa	Insurance companies rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Insurance companies rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Insurance companies rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Insurance companies rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Insurance companies rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Insurance companies rated B are considered speculative and are subject to high credit risk.

Caa	Insurance companies rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Insurance companies rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Insurance companies rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Short-Term Insurance Financial Strength Ratings

P-1	Ratings of Prime-1 reflect a superior ability to repay short-term debt obligations.

P-2	Ratings of Prime-2 reflect a strong ability to repay short-term debt obligations.

P-3	Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

P-4	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

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DESCRIPTION OF SHORT-TERM MUNICIPAL BOND RATINGS

S&P

Municipal Short-Term Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•	Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

D	‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example, due to automatic stay provisions.

Moody’s

Short-Term Obligation Ratings

The Municipal Investment Grade (MIG) scale is used to rate US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, the MIG scale is used for bond anticipation notes with maturities of up to five years.

MIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

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Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.

DESCRIPTION OF PREFERRED STOCK RATINGS

DBRS Morningstar

Preferred Share Rating Scale

The DBRS Morningstar preferred share rating scale reflects an opinion on the risk that an issuer will not fulfil its obligations with respect to both dividend and principal commitments in respect of preferred shares issued in the Canadian securities market in accordance with the terms under which the relevant preferred shares have been issued. Every DBRS Morningstar rating using the preferred share rating scale is based on quantitative and qualitative considerations relevant to the issuing entity. Each rating category may be denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the middle of the category.

Preferred shares issued in the Canadian securities markets are rated using the preferred share rating scale and preferred shares issued outside of the Canadian securities markets are rated using the long-term obligations scale. Because preferred share dividends are only payable when approved, the non-payment of a preferred share dividend does not necessarily result in a “D”. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are affected, such as in the case of a “distressed exchange”.

Pfd-1	Preferred shares rated Pfd-1 are generally of superior credit quality, and are supported by entities with strong earnings and balance sheet characteristics. Pfd-1 ratings generally correspond with issuers with a AAA or AA category reference point[1].

Pfd-2	Preferred shares rated Pfd-2 are generally of good credit quality. Protection of dividends and principal is still substantial, but earnings, the balance sheet and coverage ratios are not as strong as Pfd-1 rated companies. Generally, Pfd-2 ratings correspond with issuers with an A category or higher reference point.

Pfd-3	Preferred shares rated Pfd-3 are generally of adequate credit quality. While protection of dividends and principal is still considered acceptable, the issuing entity is more susceptible to adverse changes in financial and economic conditions, and there may be other adverse conditions present which detract from debt protection. Pfd-3 ratings generally correspond with issuers with a BBB category or higher reference point.

Pfd-4	Preferred shares rated Pfd-4 are generally speculative, where the degree of protection afforded to dividends and principal is uncertain, particularly during periods of economic adversity. Issuers with preferred shares rated Pfd-4 generally correspond with issuers with a BB category or higher reference point.

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Pfd-5	Preferred shares rated Pfd-5 are generally highly speculative and the ability of the entity to maintain timely dividend and principal payments in the future is highly uncertain. Entities with a Pfd-5 rating generally correspond with issuers with a B category or higher reference point. Preferred shares rated Pfd-5 often have characteristics that, if not remedied, may lead to default.

D	When the issuer has filed under any applicable bankruptcy, insolvency or winding up or the issuer is in default per the legal documents, a downgrade to D may occur. Because preferred share dividends are only payable when approved, the non-payment of a preferred share dividend does not necessarily result in a D. DBRS Morningstar may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”. See the Default Definition document posted on the website for more information.

1

The reference point is a credit rating or intrinsic assessment on the relevant issuer expressed using the long-term obligations scale. For instance, it could be the issuer rating (for a corporate issuer), the intrinsic assessment (for a bank or a non-bank finance company), or the financial strength rating (for an insurance company).

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APPENDIX C — PROXY VOTING POLICIES

BlackRock Investment Stewardship

Proxy voting guidelines for U.S. securities

January 2022

BlackRock.

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These guidelines should be read in conjunction with the BlackRock Investment Stewardship Global Principles.

Introduction

We believe BlackRock has a responsibility to monitor and provide feedback to companies, in our role as stewards of our clients’ investments. BlackRock Investment Stewardship (“BIS”) does this through engagement with management teams and/or board members on material business issues, including environmental, social, and governance (“ESG”) matters and, for those clients who have given us authority, through voting proxies in the best long-term economic interests of their assets.

The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BIS’ regional philosophy and approach to engagement and voting on ESG factors, as well as our expectations of directors, for U.S. securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies or provide a guide to how BIS will engage and/or vote in every instance. They are applied with discretion, taking into consideration the range of issues  and facts specific to the company, as well as individual ballot items at annual and special meetings.

Voting guidelines

These guidelines are divided into eight key themes, which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders:

•	Boards and directors

•	Auditors and audit-related issues

•	Capital structure

•	Mergers, acquisitions, asset sales, and other special transactions

•	Executive compensation

•	Environmental and social issues

•	General corporate governance matters

•	Shareholder protections

Boards and directors

The effective performance of the board is critical to the economic success of the company and the protection of shareholders’ interests. As part of their responsibilities, board members owe fiduciary duties to shareholders in overseeing the strategic direction, operations, and risk management of the company. For this reason, BIS sees engagement with and the election of directors as one of our most critical responsibilities.

Disclosure of material issues that affect the company’s long-term strategy and value creation, including material ESG factors, is essential for shareholders to appropriately understand and assess how effectively the board is identifying, managing, and mitigating risks.

Where we conclude that a board has failed to address or disclose one or more material issues within a specified timeframe, we may hold directors accountable or take other appropriate action in the context of our voting decisions.

Director elections

Where a board has not adequately demonstrated, through actions and company disclosures, how material issues are appropriately identified, managed, and overseen, we will consider voting against the re-election of those directors responsible for the oversight of such issues, as indicated below.

Independence

We expect a majority of the directors on the board to be independent. In addition, all members of key committees, including audit, compensation, and nominating/ governance committees, should be independent. Our view of independence may vary from listing standards.

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Common impediments to independence may include:

•	Employment as a senior executive by the company or a subsidiary within the past five years

•	An equity ownership in the company in excess of 20%

•

Having any other interest, business, or relationship (professional or personal) which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of the company

We may vote against directors serving on key committees who we do not consider to be independent, including at controlled companies.

Oversight

We expect the board to exercise appropriate oversight of management and the business activities of the company. Where we believe a board has failed to exercise sufficient oversight, we may vote against the responsible committees and/or individual directors. The following illustrates common circumstances:

•

With regard to material ESG risk factors, or where the company has failed to provide shareholders with adequate disclosure to conclude appropriate strategic consideration is given to these factors by the board, we may vote against directors of the responsible committee, or the most relevant director

•

With regard to accounting practices or audit oversight, e.g., where the board has failed to facilitate quality, independent auditing. If substantial accounting irregularities suggest insufficient oversight, we will consider voting against the current audit committee, and any other members of the board who may be responsible

•

During a period in which executive compensation appears excessive relative to the performance of the company and compensation paid by peers, we may vote against the members of the compensation committee

•	Where a company has proposed an equity compensation plan that is not aligned with shareholders’ interests, we may vote against the members of the compensation committee

•

Where the board is not comprised of a majority of independent directors (this may not apply in the case of a controlled company), we may vote against the chair of the nominating/governance committee, or where no chair exists, the nominating/governance committee member with the longest tenure

•

Where it appears the director has acted (at the company or at other companies) in a manner that compromises their ability to represent the best long-term economic interests of shareholders, we may vote against that individual

•

Where a director has a multi-year pattern of poor attendance at combined board and applicable committee meetings, or a director has poor attendance in a single year with no disclosed rationale, we may vote against that individual. Excluding exigent circumstances, BIS generally considers attendance at less than 75% of the combined board and applicable committee meetings to be poor attendance

•

Where a director serves on an excessive number of boards, which may limit their capacity to focus on each board’s needs, we may vote against that individual. The following identifies the maximum number of boards on which a director may serve, before BIS considers them to be over-committed:

	Public Company Executive	# Outside Public Boards[1]	Total # of Public Boards
Director A	✓	1	2
Director B2		3	4

Responsiveness to shareholders

We expect a board to be engaged and responsive to its shareholders, including acknowledging voting outcomes for director elections, compensation, shareholder proposals, and other ballot items. Where we believe a board has

[1]	In addition to the company under review.
[2]

Including fund managers whose full-time employment involves responsibility for the investment and oversight of fund vehicles, and those who have employment as professional investors and provide oversight for those holdings.

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not substantially addressed shareholder concerns, we may vote against the responsible committees and/or individual directors. The following illustrates common circumstances:

•

The independent chair or lead independent director, members of the nominating/governance committee, and/or the longest tenured director(s), where we observe a lack of board responsiveness to shareholders, evidence of board entrenchment, and/or failure to plan for adequate board member succession

•

The chair of the nominating/governance committee, or where no chair exists, the nominating/governance committee member with the longest tenure, where board member(s) at the most recent election of directors have received against votes from more than 25% of shares voted, and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BIS did not support the initial against vote

•

The independent chair or lead independent director and/or members of the nominating/governance committee, where a board fails to consider shareholder proposals that receive substantial support, and the proposals, in our view, have a material impact on the business, shareholder rights, or the potential for long-term value creation

Shareholder rights

We expect a board to act with integrity and to uphold governance best practices. Where we believe a board has not acted in the best interests of its shareholders, we may vote against the appropriate committees and/or individual directors. The following illustrates common circumstances:

•	The independent chair or lead independent director and members of the nominating/governance committee, where a board implements or renews a poison pill without shareholder approval

•

The independent chair or lead independent director and members of the nominating/governance committee, where a board amends the charter/articles/bylaws and where the effect may be to entrench directors or to significantly reduce shareholder rights

•	Members of the compensation committee where the company has repriced options without shareholder approval

If a board maintains a classified structure, it is possible that the director(s) with whom we have a particular concern may not be subject to election in the year that the concern arises. In such situations, if we have a concern regarding the actions of a committee and the responsible member(s), we will generally register our concern by voting against all available members of the relevant committee.

Board composition and effectiveness

We encourage boards to periodically refresh their membership to ensure relevant skills and experience within the boardroom. To this end, regular performance reviews and skills assessments should be conducted by the nominating/governance committee or the lead independent director. When nominating new directors to the board, we ask that there is sufficient information on the individual candidates so that shareholders can assess the suitability of each individual nominee and the overall board composition. Where boards find that age limits or term limits are the most efficient and objective mechanism for ensuring periodic board refreshment, we generally defer to the board’s determination in setting such limits. BIS will also consider the average board tenure to evaluate processes for board renewal. We may oppose boards that appear to have an insufficient mix of short-, medium-, and long-tenured directors.

Furthermore, we expect boards to be comprised of a diverse selection of individuals who bring their personal and professional experiences to bear in order to create a constructive debate of a variety of views and opinions in the boardroom. We are interested in diversity in the board room as a means to promoting diversity of thought and avoiding “group think”. We ask boards to disclose how diversity is considered in board composition, including demographic factors such as gender, race, ethnicity, and age; as well as professional characteristics, such as a director’s industry experience, specialist areas of expertise, and geographic location. We assess a board’s diversity in the context of a company’s domicile, business model, and strategy. We believe boards should aspire to 30%

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diversity of membership and encourage companies to have at least two directors on their board who identify as female and at least one who identifies as a member of an underrepresented group.3

We ask that boards disclose:

•

The aspects of diversity that the company believes are relevant to its business and how the diversity characteristics of the board, in aggregate, are aligned with a company’s long-term strategy and business model

•

The process by which candidates are identified and selected, including whether professional firms or other resources outside of incumbent directors’ networks have been engaged to identify and/or assess candidates, and whether a diverse slate of nominees is considered for all available board nominations

•	The process by which boards evaluate themselves and any significant outcomes of the evaluation process, without divulging inappropriate and/or sensitive details

This position is based on our view that diversity of perspective and thought — in the boardroom, in the management team, and throughout the company — leads to better long-term economic outcomes for companies. Academic research already reveals correlations between specific dimensions of diversity and effects on decision-making processes and outcomes.4 In our experience, greater diversity in the boardroom contributes to more robust discussions and more innovative and resilient decisions. Over time, it can also promote greater diversity and resilience in the leadership team and workforce more broadly, enabling companies to develop businesses that more closely reflect and resonate with the customers and communities they serve.

To the extent that, based on our assessment of corporate disclosures, a company has not adequately accounted for diversity in its board composition within a reasonable timeframe, we may vote against members of the nominating/governance committee for an apparent lack of commitment to board effectiveness. We recognize that building high-quality, diverse boards can take time. We will look to the largest companies (e.g., S&P 500) for continued leadership. Our publicly available commentary provides more information on our approach to board diversity.

Board size

We typically defer to the board in setting the appropriate size and believe directors are generally in the best position to assess the optimal board size to ensure effectiveness. However, we may oppose boards that appear too small to allow for the necessary range of skills and experience or too large to function efficiently.

CEO and management succession planning

There should be a robust CEO and senior management succession plan in place at the board level that is reviewed and updated on a regular basis. We expect succession planning to cover scenarios over both the long-term, consistent with the strategic direction of the company and identified leadership needs over time, as well as the short-term, in the event of an unanticipated executive departure. We encourage the company to explain its executive succession planning process, including where accountability lies within the boardroom for this task, without prematurely divulging sensitive information commonly associated with this exercise.

Classified board of directors/staggered terms

We believe that directors should be re-elected annually; classification of the board generally limits shareholders’ rights to regularly evaluate a board’s performance and select directors. While we will typically support proposals requesting board de-classification, we may make exceptions, should the board articulate an appropriate strategic rationale for a classified board structure. This may include when a company needs consistency and stability during a time of transition, e.g., newly public companies or companies undergoing a strategic restructuring. A classified board structure may also be justified at non-operating companies, e.g., closed-end funds

[3]

Including, but not limited to, individuals who identify as Black or African American, Hispanic or Latinx, Asian, Native American or Alaska Native, or Native Hawaiian or Pacific Islander; individuals who identify as LGBTQ+; individuals who identify as underrepresented based on national, Indigenous, religious, or cultural identity; individuals with disabilities; and veterans.

[4]

For example, the role of gender diversity on team cohesion and participative communication is explored by Post, C., 2015, When is female leadership an advantage? Coordination requirements, team cohesion, and team interaction norms, Journal of Organizational Behavior, 36, 1153-1175.

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or business development companies (“BDC”),5 in certain circumstances. We would, however, expect boards with a classified structure to periodically review the rationale for such structure and consider when annual elections might be more appropriate.

Without a voting mechanism to immediately address concerns about a specific director, we may choose to vote against the directors up for election at the time (see “Shareholder rights” for additional detail).

Contested director elections

The details of contested elections, or proxy contests, are assessed on a case-by-case basis. We evaluate a number of factors, which may include: the qualifications of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the ownership stake and holding period of the dissident; the likelihood that the dissident’s solutions will produce the desired change; and whether the dissident represents the best option for enhancing long-term shareholder value.

Cumulative voting

We believe that a majority vote standard is in the best long-term interests of shareholders. It ensures director accountability through the requirement to be elected by more than half of the votes cast. As such, we will generally oppose proposals requesting the adoption of cumulative voting, which may disproportionately aggregate votes on certain issues or director candidates.

Director compensation and equity programs

We believe that compensation for directors should be structured to attract and retain directors, while also aligning their interests with those of shareholders. We believe director compensation packages that are based on the company’s long-term value creation and include some form of long-term equity compensation are more likely to meet this goal. In addition, we expect directors to build meaningful share ownership over time.

Majority vote requirements

BIS believes that directors should generally be elected by a majority of the shares voted and will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections. Majority vote standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. Some companies with a plurality voting standard have adopted a resignation policy for directors who do not receive support from at least a majority of votes cast. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.

We note that majority voting may not be appropriate in all circumstances, for example, in the context of a contested election, or for majority-controlled companies.

Risk oversight

Companies should have an established process for identifying, monitoring, and managing business and material ESG risks. Independent directors should have access to relevant management information and outside advice, as appropriate, to ensure they can properly oversee risk. We encourage companies to provide transparency around risk management, mitigation, and reporting to the board. We are particularly interested in understanding how risk oversight processes evolve in response to changes in corporate strategy and/or shifts in the business and related risk environment. Comprehensive disclosure provides investors with a sense of the company’s long-term risk management practices and, more broadly, the quality of the board’s oversight. In the absence of robust disclosures, we may reasonably conclude that companies are not adequately managing risk.

Separation of chair and CEO

We believe that independent leadership is important in the boardroom. There are two commonly accepted structures for independent board leadership: 1) an independent chair; or 2) a lead independent director when the roles of chair and CEO are combined.

[5]	A BDC is a special investment vehicle under the Investment Company Act of 1940 that is designed to facilitate capital formation for small and middle-market companies.

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In the absence of a significant governance concern, we defer to boards to designate the most appropriate leadership structure to ensure adequate balance and independence.6

In the event that the board chooses a combined chair/CEO model, we generally support the designation of a lead independent director if they have the power to: 1) provide formal input into board meeting agendas; 2) call meetings of the independent directors; and 3) preside at meetings of independent directors. Furthermore, while we anticipate that most directors will be elected annually, we believe an element of continuity is important for this role to provide appropriate leadership balance to the chair/CEO.

The following table illustrates examples of responsibilities under each board leadership model:

	Combined Chair/CEO Model		Separate Chair Model

	Chair/CEO	Lead Independent Director	Chair

Board Meetings	Authority to call full meetings of the board of directors	Attends full meetings of the board of directors	Authority to call full meetings of the board of directors
Authority to call meetings of independent directors
Briefs CEO on issues arising from executive sessions

Agenda	Primary responsibility for shaping board agendas, consulting with the lead independent director	Collaborates with chair/CEO to set board agenda and board information	Primary responsibility for shaping board agendas, in conjunction with CEO

Board Communications	Communicates with all directors on key issues and concerns outside of full board meetings	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning

Auditors and audit-related issues

BIS recognizes the critical importance of financial statements to provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company. We may vote against the audit committee members where the board has failed to facilitate quality, independent auditing. We look to public disclosures for insight into the scope of the audit committee responsibilities, including an overview of audit committee processes, issues on the audit committee agenda, and key decisions taken by the audit committee. We take particular note of cases involving significant financial restatements or material weakness disclosures, and we expect timely disclosure and remediation of accounting irregularities.

The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice, we may also vote against ratification.

[6]

To this end, we do not view shareholder proposals asking for the separation of chair and CEO to be a proxy for other concerns we may have at the company for which a vote against directors would be more appropriate. Rather, support for such a proposal might arise in the case of overarching and sustained governance concerns such as lack of independence or failure to oversee a material risk over consecutive years.

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From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.

Capital structure proposals

Equal voting rights

BIS believes that shareholders should be entitled to voting rights in proportion to their economic interests. We believe that companies that look to add or that already have dual or multiple class share structures should review these structures on a regular basis, or as company circumstances change. Companies with multiple share classes should receive shareholder approval of their capital structure on a periodic basis via a management proposal on the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.

Blank check preferred stock

We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and as a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote.

Nonetheless, we may support the proposal where the company:

•	Appears to have a legitimate financing motive for requesting blank check authority

•	Has committed publicly that blank check preferred shares will not be used for anti-takeover purposes

•	Has a history of using blank check preferred stock for financings

•	Has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility

Increase in authorized common shares

BIS will evaluate requests to increase authorized shares on a case-by-case basis, in conjunction with industry-specific norms and potential dilution, as well as a company’s history with respect to the use of its common shares.

Increase or issuance of preferred stock

We generally support proposals to increase or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and where the terms of the preferred stock appear reasonable.

Stock splits

We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse stock splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g., one class is reduced while others remain at pre-split levels). In the event of a proposal for a reverse split that would not proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.

Mergers, acquisitions, asset sales, and other special transactions

In assessing mergers, acquisitions, asset sales, or other special transactions – including business combinations involving Special Purpose Acquisition Companies (“SPACs”) – BIS’ primary consideration is the long-term economic interests of our clients as shareholders. We expect boards proposing a transaction to clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which

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it enhances long-term shareholder value. While mergers, acquisitions, asset sales, business combinations, and other special transaction proposals vary widely in scope and substance, we closely examine certain salient features in our analyses, such as:

•

The degree to which the proposed transaction represents a premium to the company’s trading price. We consider the share price over multiple time periods prior to the date of the merger announcement. We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply

•	There should be clear strategic, operational, and/or financial rationale for the combination

•

Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and/or board members’ financial interests appear likely to affect their ability to place shareholders’ interests before their own

•	We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions

Poison pill plans

Where a poison pill is put to a shareholder vote by management, our policy is to examine these plans individually. Although we have historically opposed most plans, we may support plans that include a reasonable “qualifying offer clause.” Such clauses typically require shareholder ratification of the pill and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all-cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote or requires the board to seek the written consent of shareholders, where shareholders could rescind the pill at their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.

We generally vote in favor of shareholder proposals to rescind poison pills.

Reimbursement of expense for successful shareholder campaigns

We generally do not support shareholder proposals seeking the reimbursement of proxy contest expenses, even in situations where we support the shareholder campaign. We believe that introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.

Executive compensation

BIS expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests, particularly the generation of sustainable long-term value.

We expect the compensation committee to carefully consider the specific circumstances of the company and the key individuals the board is focused on incentivizing. We encourage companies to ensure that their compensation plans incorporate appropriate and rigorous performance metrics consistent with corporate strategy and market practice. Performance-based compensation should include metrics that are relevant to the business and stated strategy or risk mitigation efforts. Goals, and the processes used to set these goals, should be clearly articulated and appropriately rigorous. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee, or equivalent board members, accountable for poor compensation practices or structures.

BIS believes that there should be a clear link between variable pay and company performance that drives value creation for our clients as shareholders. We are generally not supportive of one-off or special bonuses unrelated to company or individual performance. Where discretion has been used by the compensation committee, we expect disclosure relating to how and why the discretion was used and further, how the adjusted outcome is aligned with the interests of shareholders.

We acknowledge that the use of peer group evaluation by compensation committees can help calibrate competitive pay; however, we are concerned when the rationale for increases in total compensation is solely based on peer benchmarking, rather than absolute outperformance.

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We support incentive plans that foster the sustainable achievement of results — both financial and non-financial, including ESG — consistent with the company’s strategic initiatives. The vesting and holding timeframes associated with incentive plans should facilitate a focus on long-term value creation. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions and other deferred compensation arrangements should be reasonable in light of market practices. Our publicly available commentary provides more information on our approach to executive compensation.

“Say on Pay” advisory resolutions

In cases where there is a “Say on Pay” vote, BIS will respond to the proposal as informed by our evaluation of compensation practices at that particular company and in a manner that appropriately addresses the specific question posed to shareholders. Where we conclude that a company has failed to align pay with performance, we will vote against the management compensation proposal and relevant compensation committee members.

Frequency of “Say on Pay” advisory resolutions

BIS will generally support annual advisory votes on executive compensation. We believe shareholders should have the opportunity to express feedback on annual incentive programs and changes to long-term compensation before multiple cycles are issued.

Clawback proposals

We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting or deceptive business practices. We also favor recoupment from any senior executive whose behavior caused material financial harm to shareholders, material reputational risk to the company, or resulted in a criminal proceeding, even if such actions did not ultimately result in a material restatement of past results. This includes, but is not limited to, settlement agreements arising from such behavior and paid for directly by the company. We typically support shareholder proposals on these matters unless the company already has a robust clawback policy that sufficiently addresses our concerns.

Employee stock purchase plans

We believe employee stock purchase plans (“ESPP”) are an important part of a company’s overall human capital management strategy and can provide performance incentives to help align employees’ interests with those of shareholders. The most common form of ESPP qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. We will typically support qualified ESPP proposals.

Equity compensation plans

BIS supports equity plans that align the economic interests of directors, managers, and other employees with those of shareholders. We believe that boards should establish policies prohibiting the use of equity awards in a manner that could disrupt the intended alignment with shareholder interests (e.g., the use of stock as collateral for a loan; the use of stock in a margin account; the use of stock in hedging or derivative transactions). We may support shareholder proposals requesting the establishment of such policies.

Our evaluation of equity compensation plans is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions, which allow for the unlimited increase of shares reserved without requiring further shareholder approval after a reasonable time period. We also generally oppose plans that allow for repricing without shareholder approval. We may also oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur. We encourage companies to structure their change of control provisions to require the termination of the covered employee before acceleration or special payments are triggered (commonly referred to as “double trigger” change of control provisions).

Golden parachutes

We generally view golden parachutes as encouragement to management to consider transactions that might be beneficial to shareholders. However, a large potential pay-out under a golden parachute arrangement also presents the risk of motivating a management team to support a sub-optimal sale price for a company.

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When determining whether to support or oppose an advisory vote on a golden parachute plan, BIS may consider several factors, including:

•	Whether we believe that the triggering event is in the best interests of shareholders

•	Whether management attempted to maximize shareholder value in the triggering event

•	The percentage of total premium or transaction value that will be transferred to the management team, rather than shareholders, as a result of the golden parachute payment

•	Whether excessively large excise tax gross-up payments are part of the pay-out

•	Whether the pay package that serves as the basis for calculating the golden parachute payment was reasonable in light of performance and peers

•	Whether the golden parachute payment will have the effect of rewarding a management team that has failed to effectively manage the company

It may be difficult to anticipate the results of a plan until after it has been triggered; as a result, BIS may vote against a golden parachute proposal even if the golden parachute plan under review was approved by shareholders when it was implemented.

We may support shareholder proposals requesting that implementation of such arrangements require shareholder approval.

Option exchanges

We believe that there may be legitimate instances where underwater options create an overhang on a company’s capital structure and a repricing or option exchange may be warranted. We will evaluate these instances on a case-by-case basis. BIS may support a request to reprice or exchange underwater options under the following circumstances:

•	The company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance

•	Directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; tax, accounting, and other technical considerations have been fully contemplated

•	There is clear evidence that absent repricing, the company will suffer serious employee incentive or retention and recruiting problems

BIS may also support a request to exchange underwater options in other circumstances, if we determine that the exchange is in the best interests of shareholders.

Supplemental executive retirement plans

BIS may support shareholder proposals requesting to put extraordinary benefits contained in supplemental executive retirement plans (“SERP”) to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Environmental and social issues

We believe that well-managed companies deal effectively with material ESG factors relevant to their businesses. Governance is the core means by which boards can oversee the creation of sustainable long-term value. Appropriate risk oversight of environmental and social (“E&S”) considerations stems from this construct.

Robust disclosure is essential for investors to effectively gauge the impact of companies’ business practices and strategic planning related to E&S risks and opportunities. When a company’s reporting is inadequate, investors, including BlackRock, will increasingly conclude that the company is not appropriately managing risk. Given the increased understanding of material sustainability risks and opportunities, and the need for better information to assess them, BIS will advocate for continued improvement in companies’ reporting and will express concerns through our voting where disclosures or the business practices underlying them are inadequate.

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BIS encourages companies to disclose their approach to maintaining a sustainable business model. We believe that reporting aligned with the framework developed by the Task Force on Climate-related Financial Disclosures (“TCFD”), supported by industry-specific metrics such as those identified by the Sustainability Accounting Standards Board (“SASB”), can provide a comprehensive picture of a company’s sustainability approach and performance. While the TCFD framework was developed to support climate-related risk disclosure, the four pillars of the TCFD — Governance, Strategy, Risk Management, and Metrics and Targets — are a useful way for companies to disclose how they identify, assess, manage, and oversee a variety of sustainability-related risks and opportunities. SASB’s industry-specific guidance (as identified in its materiality map) is beneficial in helping companies identify key performance indicators (“KPIs”) across various dimensions of sustainability that are considered to be financially material and decision-useful within their industry. We recognize that some companies may report using different standards, which may be required by regulation, or one of a number of private standards. In such cases, we ask that companies highlight the metrics that are industry- or company-specific.

Accordingly, we ask companies to:

•	Disclose the identification, assessment, management, and oversight of sustainability-related risks in accordance with the four pillars of TCFD

•	Publish investor-relevant, industry-specific, material metrics and rigorous targets, aligned with SASB or comparable sustainability reporting standards

Companies should also disclose any supranational standards adopted, the industry initiatives in which they participate, any peer group benchmarking undertaken, and any assurance processes to help investors understand their approach to sustainable and responsible business conduct.

Climate risk

BlackRock believes that climate change has become a defining factor in companies’ long-term prospects. We ask every company to help its investors understand how it may be impacted by climate-related risk and opportunities, and how these factors are considered within strategy in a manner consistent with the company’s business model and sector. Specifically, we ask companies to articulate how their business model is aligned to a scenario in which global warming is limited to well below 2°C, moving towards global net zero emissions by 2050.

BIS understands that climate change can be very challenging for many companies, as they seek to drive long-term value by mitigating risks and capturing opportunities. A growing number of companies, financial institutions, as well as governments, have committed to advancing net zero. There is growing consensus that companies can benefit from the more favorable macro-economic environment under an orderly, timely, and just transition to net zero.7 Many companies are asking what their role should be in contributing to a just transition – in ensuring a reliable energy supply and protecting the most vulnerable from energy price shocks and economic dislocation. They are also seeking more clarity as to the public policy path that will help align greenhouse gas reduction actions with commitments.

In this context, we ask companies to disclose a business plan for how they intend to deliver long-term financial performance through the transition to global net zero, consistent with their business model and sector. We encourage companies to demonstrate that their plans are resilient under likely decarbonization pathways, and the global aspiration to limit warming to 1.5°C.8 We also encourage companies to disclose how considerations related to having a reliable energy supply and just transition affect their plans.

We look to companies to set short-, medium-, and long-term science-based targets, where available for their sector, for greenhouse gas reductions and to demonstrate how their targets are consistent with the long-term economic interests of their shareholders. Companies have an opportunity to use and contribute to the development of alternative energy sources and low-carbon transition technologies that will be essential to reaching net zero. We also recognize that some continued investment is required to maintain a reliable, affordable supply of fossil fuels

[7]

For example, BlackRock’s Capital Markets Assumptions anticipate 25 points of cumulative economic gains over a 20-year period in an orderly transition as compared to the alternative. This better macro environment will support better economic growth, financial stability, job growth, productivity, as well as ecosystem stability and health outcomes.

[8]

The global aspiration is reflective of aggregated efforts; companies in developed and emerging markets are not equally equipped to transition their business and reduce emissions at the same rate—those in developed markets with the largest market capitalization are better positioned to adapt their business models at an accelerated pace. Government policy and regional targets may be reflective of these realities.

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during the transition. We ask companies to disclose how their capital allocation across alternatives, transition technologies, and fossil fuel production is consistent with their strategy and their emissions reduction targets.

In determining how to vote, we will continue to assess whether a company’s disclosures are aligned with the TCFD and provide short-, medium-, and long-term reduction targets for Scope 1 and 2 emissions. We may signal concerns about a company’s plans or disclosures in our voting on director elections, particularly at companies facing material climate risks. We may support shareholder proposals that ask companies to disclose climate plans aligned with our expectations. Our publicly available commentary provides more information on our approach to climate risk.

Key stakeholder interests

We believe that in order to deliver long-term value for shareholders, companies should also consider the interests of their key stakeholders. While stakeholder groups may vary across industries, they are likely to include employees; business partners (such as suppliers and distributors); clients and consumers; government and regulators; and the communities in which a company operates. Companies that build strong relationships with their key stakeholders are more likely to meet their own strategic objectives, while poor relationships may create adverse impacts that expose a company to legal, regulatory, operational, and reputational risks and jeopardize their social license to operate. We expect companies to effectively oversee and mitigate these risks with appropriate due diligence processes and board oversight. Our publicly available commentaries provide more information on our approach.

Human capital management

A company’s approach to human capital management (“HCM”) is a critical factor in fostering an inclusive, diverse, and engaged workforce, which contributes to business continuity, innovation, and long-term value creation. Consequently, we expect companies to demonstrate a robust approach to HCM and provide shareholders with disclosures to understand how their approach aligns with their stated strategy and business model.

We believe that clear and consistent disclosures on these matters are critical for investors to make an informed assessment of a company’s HCM practices. We expect companies to disclose the steps they are taking to advance diversity, equity, and inclusion; job categories and workforce demographics; and their responses to the U.S. Equal Employment Opportunity Commission’s EEO-1 Survey. Where we believe a company’s disclosures or practices fall short relative to the market or peers, or we are unable to ascertain the board and management’s effectiveness in overseeing related risks and opportunities, we may vote against members of the appropriate committee or support relevant shareholder proposals. Our publicly available commentary provides more information on our approach to HCM.

Corporate political activities

Companies may engage in certain political activities, within legal and regulatory limits, in order to support public policy matters material to the companies’ long-term strategies. These activities can also create risks, including: the potential for allegations of corruption; certain reputational risks; and risks that arise from the complex legal, regulatory, and compliance considerations associated with corporate political spending and lobbying activity. Companies that engage in political activities should develop and maintain robust processes to guide these activities and mitigate risks, including board oversight.

When presented with shareholder proposals requesting increased disclosure on corporate political activities, BIS will evaluate publicly available information to consider how a company’s lobbying and political activities may impact the company. We will also evaluate whether there is general consistency between a company’s stated positions on policy matters material to its strategy and the material positions taken by significant industry groups of which it is a member. We may decide to support a shareholder proposal requesting additional disclosures if we identify a material inconsistency or feel that further transparency may clarify how the company’s political activities support its long-term strategy. Our publicly available commentary provides more information on our approach to corporate political activities.

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General corporate governance matters

Adjourn meeting to solicit additional votes

We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.

Bundled proposals

We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BIS may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.

Exclusive forum provisions

BIS generally supports proposals to seek exclusive forum for certain shareholder litigation. In cases where a board unilaterally adopts exclusive forum provisions that we consider unfavorable to the interests of shareholders, we will vote against the independent chair or lead independent director and members of the nominating/governance committee.

Multi-jurisdictional companies

Where a company is listed on multiple exchanges or incorporated in a country different from its primary listing, we will seek to apply the most relevant market guideline(s) to our analysis of the company’s governance structure and specific proposals on the shareholder meeting agenda. In doing so, we typically consider the governance standards of the company’s primary listing, the market standards by which the company governs itself, and the market context of each specific proposal on the agenda. If the relevant standards are silent on the issue under consideration, we will use our professional judgment as to what voting outcome would best protect the long-term economic interests of investors. We expect companies to disclose the rationale for their selection of primary listing, country of incorporation, and choice of governance structures, particularly where there is conflict between relevant market governance practices.

Other business

We oppose voting on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.

Reincorporation

Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti-takeover protections, legal advantages, and/or cost savings. We will evaluate, on a case-by-case basis, the economic and strategic rationale behind the company’s proposal to reincorporate. In all instances, we will evaluate the changes to shareholder protections under the new charter/articles/bylaws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we may support reincorporation if we determine that the overall benefits outweigh the diminished rights.

IPO governance

We expect boards to consider and disclose how the corporate governance structures adopted upon initial public offering (“IPO”) are in shareholders’ best long-term interests. We also expect boards to conduct a regular review of corporate governance and control structures, such that boards might evolve foundational corporate governance structures as company circumstances change, without undue costs and disruption to shareholders. In our letter on unequal voting structures, we articulate our view that “one vote for one share” is the preferred structure for publicly-traded companies. We also recognize the potential benefits of dual class shares to newly public companies as they establish themselves; however, we believe that these structures should have a specific and limited duration. We will generally engage new companies on topics such as classified boards and supermajority vote provisions to amend bylaws, as we believe that such arrangements may not be in the best interest of shareholders in the long-term.

We will typically apply a one-year grace period for the application of certain director-related guidelines (including, but not limited to, responsibilities on other public company boards and board composition concerns), during which we expect boards to take steps to bring corporate governance standards in line with our expectations.

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Further, if a company qualifies as an emerging growth company (an “EGC”) under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), we will give consideration to the NYSE and NASDAQ governance exemptions granted under the JOBS Act for the duration such a company is categorized as an EGC. We expect an EGC to have a totally independent audit committee by the first anniversary of its IPO, with our standard approach to voting on auditors and audit-related issues applicable in full for an EGC on the first anniversary of its IPO.

Corporate form

Proposals to change a corporation’s form, including those to convert to a public benefit corporation (“PBC”) structure, should clearly articulate how the interests of shareholders and different stakeholders would be augmented or adversely affected, as well as the accountability and voting mechanisms that would be available to shareholders. We generally support management proposals if our analysis indicates that shareholders’ interests are adequately protected. Corporate form shareholder proposals are evaluated on a case-by-case basis.

Shareholder protections

Amendment to charter/articles/bylaws

We believe that shareholders should have the right to vote on key corporate governance matters, including changes to governance mechanisms and amendments to the charter/articles/bylaws. We may vote against certain directors where changes to governing documents are not put to a shareholder vote within a reasonable period of time, particularly if those changes have the potential to impact shareholder rights (see “Director elections”). In cases where a board’s unilateral adoption of changes to the charter/articles/bylaws promotes cost and operational efficiency benefits for the company and its shareholders, we may support such action if it does not have a negative effect on shareholder rights or the company’s corporate governance structure.

When voting on a management or shareholder proposal to make changes to the charter/articles/bylaws, we will consider in part the company’s and/or proponent’s publicly stated rationale for the changes; the company’s governance profile and history; relevant jurisdictional laws; and situational or contextual circumstances which may have motivated the proposed changes, among other factors. We will typically support amendments to the charter/articles/bylaws where the benefits to shareholders outweigh the costs of failing to make such changes.

Proxy access

We believe that long-term shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate directors on the company’s proxy card.

In our view, securing the right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to meaningfully participate in the director election process, encourage board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking. Proxy access mechanisms should provide shareholders with a reasonable opportunity to use this right without stipulating overly restrictive or onerous parameters for use, and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company, or investors seeking to take control of the board.

In general, we support market-standardized proxy access proposals, which allow a shareholder (or group of up to 20 shareholders) holding three percent of a company’s outstanding shares for at least three years the right to nominate the greater of up to two directors or 20% of the board. Where a standardized proxy access provision exists, we will generally oppose shareholder proposals requesting outlier thresholds.

Right to act by written consent

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to solicit votes by written consent provided that: 1) there are reasonable requirements to initiate the consent solicitation process (in order to avoid the waste of corporate resources in addressing narrowly supported interests); and 2) shareholders receive a minimum of 50% of outstanding shares to effectuate the action by written consent. We may oppose shareholder proposals requesting the right to act by written consent in cases where the proposal is structured for the benefit of a dominant shareholder to

Part II - C - 16

the exclusion of others, or if the proposal is written to discourage the board from incorporating appropriate mechanisms to avoid the waste of corporate resources when establishing a right to act by written consent. Additionally, we may oppose shareholder proposals requesting the right to act by written consent if the company already provides a shareholder right to call a special meeting that we believe offers shareholders a reasonable opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.

Right to call a special meeting

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. Accordingly, shareholders should have the right to call a special meeting in cases where a reasonably high proportion of shareholders (typically a minimum of 15% but no higher than 25%) are required to agree to such a meeting before it is called. However, we may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder, or where a lower threshold may lead to an ineffective use of corporate resources. We generally believe that a right to act via written consent is not a sufficient alternative to the right to call a special meeting.

Simple majority voting

We generally favor a simple majority voting requirement to pass proposals. Therefore, we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of minority shareholder interests and we may support supermajority voting requirements in those situations.

Virtual meetings

Shareholders should have the opportunity to participate in the annual and special meetings for the companies in which they are invested, as these meetings facilitate an opportunity for shareholders to provide feedback and hear from the board and management. While these meetings have traditionally been conducted in-person, virtual meetings are an increasingly viable way for companies to utilize technology to facilitate shareholder accessibility, inclusiveness, and cost efficiencies. We expect shareholders to have a meaningful opportunity to participate in the meeting and interact with the board and management in these virtual settings; companies should facilitate open dialogue and allow shareholders to voice concerns and provide feedback without undue censorship. Relevant shareholder proposals are assessed on a case-by-case basis.

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Want to know more?

blackrock.com/stewardship | contactstewardship@blackrock.com

This document is provided for information and educational purposes only. Investing involves risk, including the loss of principal.

Prepared by BlackRock, Inc.

©2022 BlackRock, Inc. All rights reserved. BLACKROCK is a trademark of BlackRock, Inc., or its subsidiaries in the United States and elsewhere. All other trademarks are those of their respective owners.

INSIGHT NORTH AMERICA LLC

1.	INTRODUCTION

Insight seeks to actively exercise its rights and responsibilities in regard to proxy voting on behalf of Clients and is an essential part of maximizing shareholder value, ensuring good governance and delivering investment performance aligned with our Clients’ long-term economic interests.

The Insight Proxy Voting Policy (“Policy”) sets out the arrangements employed by Insight Investment Management (Global) Limited, Insight Investment Management (Europe) Limited, Insight North America LLC and Insight Investment International Limited (collectively “Insight”), where Insight has been granted by its Clients the authority to vote the proxies of the securities held in Client portfolios.

2.	POLICY STATEMENT

Insight is committed to integrating governance and voting all our proxies where it is deemed appropriate and responsible to do so for the relevant asset class. In such cases, Insight’s objective is to vote proxies in the best interests of its Clients.

3.	SCOPE

Insight is committed to integrating governance and voting all our proxies where it is deemed appropriate and responsible to do so for the relevant asset class. In such cases, Insight’s objective is to vote proxies in the best interests of its Clients.

4.	PROXY VOTING PROCESS

Insight’s proxy voting activity adheres to best-practice standards and is a component of Insight’s Stewardship and Engagement Policy. In implementing its Voting Policy, Insight will take into account a number of factors used to provide a framework for voting each proxy. These include:

Leadership: Every company should be led by an effective board whose approach is consistent with creating sustainable long-term growth.

•	Strategy: Company leadership should define a clear purpose and set long term objectives for delivering value to shareholders.

•

Culture: The board should promote a diverse and inclusive culture which strongly aligns to the values of the company. It should seek to monitor culture and ensure that it is regularly engaging with its workforce.

•

Engagement with Shareholders: The board and senior management should be transparent and engaged with existing shareholders. The board should have a clear understanding of the views of shareholders. The board should seek to minimize unnecessary dilution of equity and preserve the rights of existing shareholders.

•	Sustainability: The board should take account of environmental, social and governance risks and opportunities when setting strategy and in their company monitoring role.

Structure: The board should have clear division of responsibilities.

•	The Chair: The chair of the board should demonstrate objective judgment and promote transparency and facilitate constructive debate to promote overall effectiveness.

•

The Board: There should be an appropriate balance of executive and non-executive directors. Non-executive directors should be evaluated for independence. No one individual should have unfettered decision-making. There should be a clear division, between the board and the executive leadership of the company.

•

Resources: The board should ensure it has sufficient governance policies, influence and resources to function effectively. Non-executive directors should have sufficient time to fulfil their obligations to the company as directors.

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Effectiveness: The board should seek to build strong institutional knowledge to ensure long term efficient and sustainable operations.

•

Appointment: There should be a formal appointment process, which ensures that the most qualified individuals are selected for the board. This process should be irrespective of bias to ensure appropriate diversity of the board.

•

Knowledge: The board should be comprised of those with the knowledge, skills and experience to effectively discharge their duties. The board should have sufficient independence to serve as an effective check on company management and ensure the best outcomes for shareholders.

•	Evaluation: The board should be evaluated for effectiveness on a regular basis. Board member’s contributions should be considered individually.

Independence: The board should present a fair and balanced view of the company’s position and prospects.

•

Integrity: The board should ensure that all reports produced accurately reflect the financial position, prospects and risks relevant to the company. The board should ensure the independence and effectiveness of internal and external audit functions.

•

Audit: The board should ensure that clear, uncontentious accounts are produced. These should conform to the relevant best accountancy practices and accurately represent the financial position of the company. Deviations from standard accounting practices should be clearly documented with a corresponding rationale.

•	Risk: The board should ensure the company has sound risk management and internal control systems. There should be a regular assessment and communication of the company’s emerging and principal risks.

Remuneration: Levels of remuneration should be sufficient to attract, retain and motivate talent of the quality required to run the company successfully.

•

Goal Based: The board should base remuneration on goal- based, qualitative, discretionary cash incentives. Remuneration should consider underlying industry and macroeconomic conditions and not be structured in a tax oriented manner.

•	Transparent: Remuneration arrangements should be transparent and should avoid complexity.

•

Sustainable: Remuneration should not be excessively share based and should be accurately represented and controlled as an operational cost. The remuneration of executives should promote long term focus and respect the interests of existing shareholders.

The relevant factors are used by Insight to develop Voting Guidelines enabling a consistent approach to proxy voting, which are reviewed annually by the Proxy Voting Group (“PVG”) – (see section 6). Voting Guidelines are available at the following link: www.insightinvestment.com/ri.

Day to day voting activity is performed by the Chair of the PVG, a senior portfolio manager with no investment discretion. This creates an independent governance structure for voting, helping to mitigate actual and potential conflicts of interest (see section 5).

The Chair of the PVG can seek support from portfolio managers, who have active discretion over the securities, to provide additional input into the voting decision such as company background, however the vote will be cast by the Chair of the PVG. Insight seeks to vote on all holdings with associated voting rights in one of three ways: in support of, against, or in abstention. If the chair is unable to cast a vote, the decision will be cast by the deputy chair. Insight uses a Voting Agent to assist in the analysis and administration of the vote (see section 4.1). For contentious issues the rationale for voting for, against, or abstaining is retained on a case-by-case basis as appropriate and reviewed by the PVG on a regular basis.

4.1	VOTING AGENT

To assist Insight professionals with implementing its proxy voting strategy, Insight retains the services of an independent proxy voting service, namely Minerva (“Voting Agent”). Insight provides detailed Voting Guidelines to the Voting Agent on the operational and reporting capacity of the service. The Voting Agent’s responsibilities include, but are not limited to, monitoring company meeting agendas and items to be voted on,

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reviewing each vote against Insight’s specific Voting Guidelines and providing a voting analysis based upon the Voting Guidelines. The Voting Agent also identifies contentious issues that represent a significant monetary or strategic decision. This enables Insight to review situations where the Voting Guidelines require additional consideration or assist in the identification of potential conflicts of interest impacting the proxy vote decision. The Chair of the PVG will decide if the issue is contentious or not, and if conflicts are deemed to exist, these will be escalated to the PVG (see section 5.2).

Voting decisions are communicated by Insight to the Voting Agent and submitted to shareholder meetings through a specific proxy.

On a monthly basis the Voting Agent provides reports on voting activity to Insight. Voting data is available to Clients upon request and is posted annually on Insights website (see section 7). Insight conducts an annual due diligence with the Voting Agent to review the Voting Guidelines and related services.

5.	CONFLICTS OF INTEREST

Effective stewardship requires protecting our Clients against any potential conflicts of interest and managing them with appropriate governance. To comply with applicable legal and regulatory requirements, Insight believes managing perceived conflicts is as important as managing actual conflicts.

In the course of normal business, Insight and its personnel may encounter situations where it faces a conflict of interest or a conflict of interest could be perceived. A conflict of interest occurs whenever the interests of Insight or its personnel could diverge from those of a Client or when Insight or its personnel could have obligations to more than one party whose interests are different to each other or those of Insight’s Clients.

In identifying a potential conflict situation, as a minimum, consideration will be made as to whether Insight, or a member of staff, is likely to:

•	make a financial gain or avoid a financial loss at the expense of the Client

•	material differences in the thoughts of two PM’s who own the same security

•	benefit if it puts the interest of one Client over the interests of another Client

•	gain an interest from a service provided to, or transaction carried out on behalf of a Client which may not be in, or which may be different from, the Client’s interest

•	obtain a higher than usual benefit from a third party in relation to a service provided to the Client

•	receive an inducement in relation to a service provided to the Client, in the form of monies, goods or services other than standard commission or fee for that service or

•	have a personal interest that could be seen to conflict with their duties at Insight

•

creates a conflict where Insight invests in firms which are Clients or potential Clients of Insight. Insight might give preferential treatment in its research (including external communication of the same) and/or investment management to issuers of publicly traded debt or equities which are also clients or closely related to clients (e.g. sponsors of pension schemes). This includes financial and ESG considerations.

•	creates a conflict between investment teams with fixed income holdings in publicly listed firms or material differences in the thoughts of two PM’s who own the same security

In situations where there is a conflict of interest or perceived conflict of interest that creates a contentious voting issue, as determined by the chair of the PVG, the issue will be escalated to the PVG. A contentious voting issue is a voting decision which would have a detrimental impact to Clients or Insight’s reputation. All conflicts are handled in line with the Insight Conflicts of Interest Policy.

5.2	ESCALATION OF CONTENTIOUS VOTING ISSUE

When a contentious voting issue has been identified, the PVG will review, evaluate and determine whether an actual material conflict of interest exist, and if so, will recommend how to vote the proxy. Depending upon the nature of the material conflict of interest, Insight may elect to take one or more of the following measures:

•	removing certain Insight personnel from the proxy voting process

•	walling off personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote

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•	voting in accordance with the applicable Voting Guidelines, if any, if the application of the Voting Guidelines would objectively result in the casting of a proxy vote in a predetermined manner and

•	deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation, this may include an affiliated entity

The resolution of all contentious voting issues, will be documented in order to demonstrate that Insight acted in the best interests of its Clients. Any voting decision not resolved by the PVG will be escalated to the Insight Chief Investment Officer (“CIO”) or delegate.

6.	PROXY VOTING GROUP

The PVG is responsible for overseeing the implementation of voting decisions where Insight has voting authority on behalf of Clients. The PVG meets at least quarterly, or more frequently as required. In ensuring that votes casted are in the best interest of Clients, the PVG will oversee the following proxy voting activities:

•	Casting votes on behalf of Client

•	Voting Policy: Oversee and set the Proxy Voting Policy

•	Voting Guidelines: Oversee and set the Voting Guidelines which are reviewed and approved on an annual basis

•	Stewardship Code & Engagement Policy: Review for consistency with Proxy Voting Policy and Voting Guidelines

•	Conflicts of interest: Manage conflicts when making voting instructions in line with Insight’s Conflict of Interest Policy

•	Monitoring: Review upcoming votes that cannot be made using Voting Guidelines and make voting decisions

•	Voting Agent: Appoint and monitor third-party proxy agencies, including the services they perform for Insight in implementing its voting strategy and

•	Reporting: Ensure voting activity aligns with local regulations and standards

The PVG is chaired by a Senior Portfolio Manager (who has no direct investment discretion) and attended by portfolio management personal, the Head of Responsible Investment Research & Stewardship, Corporate Risk, Compliance, Client Services and Operations personal. The PVG is accountable to and provides biannual updates to the Investment Management Group (“IMG”) and Insight Risk Committee (“IROC”).

7.	DISCLOSURE AND RECORDING KEEPING

In certain foreign jurisdictions, the voting of proxies can result in additional restrictions that have an economic impact to the security, such as “share-blocking.” If Insight votes on the proxy share- blocking may prevent Insight from selling the shares of the security for a period of time. In determining whether to vote proxies subject to such restrictions Insight, in consultation with the PVG, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If Insight votes on a proxy and during the “share-blocking period” Insight would like to sell the affected security Insight, in consultation with the PVG, will attempt to recall the shares (as allowable within the market time-frame and practices).

Insight publishes its voting activity in full on its website and annual report. This can be found at www.insightinvestment.com/ri.

8.	PROXY VOTING POLICY REVIEW

Insight will review its Proxy Voting arrangements regularly through the PVG. Insight reviews this Policy at least annually or whenever a material change occurs and will notify Clients of any material change that affects our ability to vote in line with the best interests of its Clients.

A material change shall be a significant event that could impact Insight’s ability to vote proxies such as a change in voting agent. Notification of changes to the policy will be published at the following link: www.insightinvestment.com/ri.

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POLICY, PROCEDURES AND GUIDELINES FOR GOLDMAN SACHS ASSET MANAGEMENT’S GLOBAL PROXY VOTING 2022 EDITION MARCH 2022

For further information, please contact GSAM-Stewardship@gs.com .

PART I:

GOLDMAN SACHS ASSET MANAGEMENT1

POLICY AND PROCEDURES ON PROXY VOTING

FOR INVESTMENT ADVISORY CLIENTS

A:	Our Approach to Proxy Voting

Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that favor proposals that in our view maximize a company’s shareholder value and are not influenced by conflicts of interest. These principles reflect our belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders. We recognize that Environmental, Social and Governance (ESG) factors can affect investment performance, expose potential investment risks and provide an indication of management excellence and leadership. When evaluating ESG proxy issues, we balance the purpose of a proposal with the overall benefit to shareholders.

To implement these guiding principles for investments in publicly traded equities for which we have voting power on any record date, we follow customized proxy voting guidelines that have been developed by our portfolio management and our Global Stewardship Team (the “Guidelines”). The Guidelines embody the positions and factors we generally consider important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines identify factors we consider in determining how the vote should be cast. A summary of the Guidelines is attached as Part II.

The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Our portfolio management teams (each, a “Portfolio Management Team”) base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.

Goldman Sachs Asset Management has adopted the policies and procedures set out below regarding the voting of proxies (the “Policy”). The Global Stewardship Team periodically reviews this Policy to ensure it continues to be consistent with our guiding principles.

B:	The Proxy Voting Process

Public Equity Investments

Fundamental Equity Team

The Fundamental Equity Team views the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. In forming their views on particular matters, these Portfolio Management Teams may consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and Recommendations (as defined below).

Quantitative Investment Strategies Portfolio Management Teams

The Quantitative Investment Strategies Portfolio Management Teams have decided to generally follow the Guidelines and Recommendations based on such Portfolio Management Teams’ investment philosophy and

[1]	For purposes of this Policy, “Asset Management” refers, collectively, to the following legal entities:

Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; Goldman Sachs Hedge Fund Strategies LLC; GS Investment Strategies, LLC; GSAM Stable Value, LLC; Goldman Sachs Asset Management (Singapore) Pte. Ltd; Goldman Sachs Asset Management (Hong Kong) Limited.; Goldman Sachs Asset Management Co. Ltd.; GSAM Services Private Limited; GS Investment Strategies Canada Inc.; Goldman Sachs Management (Ireland) Limited; Goldman Sachs Asset Management Australia Pty Ltd; Goldman Sachs Services Private Limited.; Goldman Sachs Bank Europe SE; and Goldman Sachs Asset Management Fund Services Limited.

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approach to portfolio construction, as well as their participation in the creation of the Guidelines. The Quantitative Investment Strategies Portfolio Management Teams may from time to time, however, review and individually assess any specific shareholder vote.

Fixed Income and Private Investments

Voting decisions with respect to client investments in fixed income securities and the securities of privately held issuers generally will be made by the relevant Portfolio Management Teams based on their assessment of the particular transactions or other matters at issue. Those Portfolio Management Teams may also adopt policies related to the fixed income or private investments they make that supplement this Policy.

GS Investment Strategies Portfolio Management

Voting decisions with respect to client investments in the securities of privately held issuers generally will be made by the relevant Portfolio Management Teams based on their assessment of the particular transactions or other matters at issue. To the extent the portfolio managers assume proxy voting responsibility with respect to publicly traded equity securities they will generally follow the Guidelines and Recommendations as discussed below unless an override is requested.

Alternative Investment and Manager Selection (“AIMS”) and Externally Managed Strategies

Where we place client assets with managers outside of Asset Management, for example within our AIMS business unit, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. AIMS may, however, retain proxy voting responsibilities where it deems appropriate or necessary under prevailing circumstances. To the extent AIMS portfolio managers assume proxy voting responsibility with respect to publicly traded equity securities they will follow the Guidelines and Recommendations as discussed below unless an override is requested. Any other voting decision will be conducted in accordance with AIMS’ policies governing voting decisions with respect to public and non-publicly traded equity securities held by their clients.

C:	Implementation

We have retained a third-party proxy voting service (the “Proxy Service”) to assist in the implementation of certain proxy voting-related functions, including, without limitation, operational, recordkeeping and reporting services. Among its responsibilities, the Proxy Service prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the Guidelines to the particular proxy issues. In addition, in order to facilitate the casting of votes in an efficient manner, the Proxy Service generally prepopulates and automatically submits votes for all proxy matters in accordance with such Recommendations, subject to our ability to recall such automatically submitted votes. If the Proxy Service or Asset Management becomes aware that an issuer has filed, or will file, additional proxy solicitation materials sufficiently in advance of the voting deadline, we will generally endeavor to consider such information where such information is viewed as material in our discretion when casting its vote, which may, but need not, result in a change to the Recommendation, which may take the form of an override (as described below) or a revised Recommendation issued by the Proxy Service. We retain the responsibility for proxy voting decisions. We conduct an annual due diligence meeting with the Proxy Service to review the processes and procedures the Proxy Service follows when making proxy voting recommendations based on the Guidelines and to discuss any material changes in the services, operations, staffing or processes.

Our Portfolio Management Teams generally cast proxy votes consistently with the Guidelines and the Recommendations. Each Portfolio Management Team, however, may on certain proxy votes seek approval to diverge from the Guidelines or a Recommendation by following a process that seeks to ensure that override decisions are not influenced by any conflict of interest. As a result of the override process, different Portfolio Management Teams may vote differently for particular votes for the same company. In addition, the Global Stewardship Team may on certain proxy votes also seek approval to diverge from the Guidelines or a Recommendation and follow the override process described above that seeks to ensure these decisions are not influenced by any conflict of interest. In these instances, all shares voted are voted in the same manner.

Our clients who have delegated voting responsibility to us with respect to their account may from time to time contact their client representative if they would like to direct us to vote in a particular manner for a particular solicitation. We will use commercially reasonable efforts to vote according to the client’s request in these

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circumstances, however, our ability to implement such voting instruction will be dependent on operational matters such as the timing of the request.

From time to time, our ability to vote proxies may be affected by regulatory requirements and compliance, legal or logistical considerations. As a result, from time to time, we may determine that it is not practicable or desirable to vote proxies. In certain circumstances, such as if a security is on loan through a securities lending program, the Portfolio Management Teams may not be able to participate in certain proxy votes unless the shares of the particular issuer are recalled in time to cast the vote. A determination of whether to seek a recall will be based on whether the applicable Portfolio Management Team determines that the benefit of voting outweighs the costs, lost revenue, and/or other detriments of retrieving the securities, recognizing that the handling of such recall requests is beyond our control and may not be satisfied in time for us to vote the shares in question.

We disclose our voting publicly each year in a filing with the US Securities and Exchange Commission and on our website for all Goldman Sachs Asset Management US registered mutual funds. We also generally disclose our voting publicly on a quarterly basis on our website for company proxies voted according to the Guidelines and Recommendations.

D.	Conflicts of Interest

Goldman Sachs Asset Management has implemented processes designed to prevent conflicts of interest from influencing its proxy voting decisions. These processes include information barriers as well as the use of the Guidelines and Recommendations and the override process described above in instances when a Portfolio Management Team is interested in voting in a manner that diverges from the initial Recommendation based on the Guidelines. To mitigate perceived or potential conflicts of interest when a proxy is for shares of The Goldman Sachs Group Inc. or a Goldman Sachs Asset Management managed fund, we will generally instruct that such shares be voted in the same proportion as other shares are voted with respect to a proposal, subject to applicable legal, regulatory and operational requirements.

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Part II

Goldman Sachs Asset Management’s Proxy Voting Guidelines Summary

The following is a summary of the material Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of our Policy and Procedures on Proxy Voting for Investment Advisory Clients (the “Policy”). As described in the main body of the Policy, one or more Portfolio Management Teams and/or the Global Stewardship Team may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the Policy.

Region: Americas

The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to North, Central and South American public equity investments of operating and/or holding companies Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.

1.	Business Items

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply within the last year:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services are excessive (generally over 50% or more of the audit fees).

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services or asking for audit firm rotation.

Reincorporation Proposals

We may support management proposals to reincorporate as long as the reincorporation would not substantially diminish shareholder rights. We may not support shareholder proposals for reincorporation unless the current state of incorporation is substantially less shareholder friendly than the proposed reincorporation, there is a strong economic case to reincorporate or the company has a history of making decisions that are not shareholder friendly.

Exclusive Venue for Shareholder Lawsuits

Generally vote FOR on exclusive venue proposals, taking into account:

•	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement;

•	Whether the company has the following good governance features:

•	Majority independent board;

•	Independent key committees;

•	An annually elected board;

•	A majority vote standard in uncontested director elections;

•	The absence of a poison pill, unless the pill was approved by shareholders; and/or

•	Separate Chairman CEO role or, if combined, an independent chairman with clearly delineated duties.

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Virtual Meetings

Generally vote FOR proposals allowing for the convening of hybrid* shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs. Generally vote AGAINST proposals allowing for the convening of virtual-only* shareholder meetings.

*

The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.

Public Benefit Corporation Proposals

Generally vote FOR management proposals and CASE-BY-CASE on shareholder proposals related to the conversion of the company into a public benefit corporation.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

Administrative Requests

Generally vote FOR non-contentious administrative management requests.

2.	Board of Directors

The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; should consist of a majority of independent directors and/or meet local best practice expectations; and should be held accountable for actions and results related to their responsibilities. Vote on director nominees should be determined on a CASE-BY-CASE basis.

Voting on Director Nominees in Uncontested Elections

Board Composition

We generally believe diverse teams have the potential to outperform and we expect the companies that we invest in to focus on the importance of diversity. When evaluating board composition, we believe a diversity of ethnicity, gender and experience is an important consideration. We encourage companies to disclose the composition of their board in the proxy statement and may vote against members of the board without disclosure. See below how we execute our vote at companies that do not meet our diversity expectations.

Vote AGAINST or WITHHOLD from members of the Nominating Committee:

•	At companies incorporated in the US if the board does not have at least 10% women directors and at least one other diverse board director;

•	At companies within the S&P 500, if, in addition to our gender expectations, the board does not have at least one diverse director from an underrepresented ethnic group;

•

At companies not incorporated in the US, if the board does not have at least 10% women directors or does not meet the requirements of local listing rules or corporate governance codes or national targets

Vote AGAINST or WITHHOLD from the full board at companies incorporated in the US that do not have at least one woman director.

Vote AGAINST or WITHHOLD from individual directors who:

•	Sit on more than five public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own-withhold only at their outside boards.

Vote AGAINST or WITHHOLD from members of the Nominating Committee if the average board tenure exceeds 15 years, and there has not been a new nominee in the past 5 years.

Director Independence

At companies incorporated in the US, where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as inside directors, affiliated outside directors, or independent outside directors.

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Additionally, we will consider compensation committee interlocking directors to be affiliated (defined as CEOs who sit on each other’s compensation committees).

Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors (as described above) when:

•	The inside director or affiliated outside director serves on the Audit, Compensation or Nominating Committees; and

•

The company lacks an Audit, Compensation or Nominating Committee so that the full board functions as such committees and inside directors or affiliated outside directors are participating in voting on matters that independent committees should be voting on.

Director Accountability

Vote AGAINST or WITHHOLD from individual directors who attend less than 75% of the board and committee meetings without a disclosed valid excuse.

Generally, vote FOR the bundled election of management nominees, unless adequate disclosures of the nominees have not been provided in a timely manner or if one or more of the nominees does not meet the expectation of our policy.

Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices

Vote AGAINST or WITHHOLD from members of the full board or appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board) for the below reasons. New nominees will be considered on a case-by-case basis. Extreme cases may warrant a vote against the entire board.

•	Material failures of governance, stewardship, or fiduciary responsibilities at the company,

•

including but not limited to violations of the United Nations Global Compact principles and/or other significant global standards and failure to disclose material environmental, social and governance information;

•

Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;

•

The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If we did not support the shareholder proposal in both years, we will still vote against the committee member(s).

•

The company’s poison pill has a dead-hand or modified dead-hand feature for two or more years. Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director;

•

The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•

The company does not disclose various components of current emissions, a proxy for a company’s dependency on fossil fuels and other sources of greenhouse gasses (Scope 1, Scope 2, Scope 3 emissions), material to the company’s business

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•	If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

Committee Responsibilities and Expectations

Companies should establish committees to oversee areas such as audit, executive and non-executive compensation, director nominations and ESG oversight. The responsibilities of the committees should be publicly disclosed.

Audit Committee

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive (generally over 50% or more of the audit fees);

•	The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied;

•	There is excessive pledging or hedging of stock by executives;

•

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or

•	No members of the Audit Committee hold sufficient financial expertise.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of GAAP and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

Compensation Committee

See section 3 on Executive and Non-Executive compensation for reasons to withhold from members of the Compensation Committee.

Nominating/Governance Committee

Vote AGAINST or WITHHOLD from the members of the Nominating/Governance Committee if:

•	The company has opted into, or failed to opt out of, state laws requiring a classified board structure;

•

At the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

•	The board does not meet our diversity expectations;

•	The board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or could adversely impact shareholders.

Voting on Director Nominees in Contested Elections

Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders. The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of board candidates;

•	Experience and skills of board candidates;

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•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed; and

•	Whether minority or majority representation is being sought.

Proxy Access

Vote CASE-BY-CASE on shareholder or management proposals asking for proxy access.

We may support proxy access as an important right for shareholders and as an alternative to costly proxy contests and as a method for us to vote for directors on an individual basis, as appropriate, rather than voting on one slate or the other. While this could be an important shareholder right, the following factors will be taken into account when evaluating the shareholder proposals:

•	The ownership thresholds, percentage and duration proposed (we generally will not support if the ownership threshold is less than 3%);

•	The maximum proportion of directors that shareholders may nominate each year (we generally will not support if the proportion of directors is greater than 25%); and

•	Other restricting factors that when taken in combination could serve to materially limit the proxy access provision.

We will take the above factors into account when evaluating proposals proactively adopted by the company or in response to a shareholder proposal to adopt or amend the right. A vote against governance committee members could result if provisions exist that materially limit the right to proxy access.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Other Board Related Proposals (Management and Shareholder)

Independent Board Chair (for applicable markets)

We will generally vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Two-thirds independent board, or majority in countries where employee representation is common practice;

•	A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Fully independent key committees; and/or

•	Established, publicly disclosed, governance guidelines and director biographies/profiles.

Shareholder Proposals Regarding Board Declassification

We will generally vote FOR proposals requesting that the board adopt a declassified board structure.

Majority Vote Shareholder Proposals

We will vote FOR proposals requesting that the board adopt majority voting in the election of directors provided it does not conflict with the state law where the company is incorporated. We also look for companies to adopt a post-election policy outlining how the company will address the situation of a holdover director.

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Cumulative Vote Shareholder Proposals

We will generally vote FOR shareholder proposals to restore or provide cumulative unless:

•

The company has adopted (i) majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats and (ii) a director resignation policy to address failed elections.

3.	Executive and Non- Executive Compensation

Pay Practices

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.

If the company maintains problematic or poor pay practices, generally vote:

•	AGAINST Management Say on Pay (MSOP) Proposals; or

•	AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.

•	If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST/WITHHOLD from compensation committee members.

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Evaluation takes into account potential plan cost, plan features and grant practices. While a negative combination of these factors could cause a vote AGAINST, other reasons to vote AGAINST the equity plan could include the following factors:

•	The plan permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval; or

•	There is more than one problematic material feature of the plan, which could include one of the following: unfavorable change-in-control features, presence of gross ups and options reload.

Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals

Vote FOR annual frequency and AGAINST all proposals asking for any frequency less than annual.

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation considering the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices.

Factors Considered Include:

•	Pay for Performance Disconnect;

-

We will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR (“Total Shareholder Return”) and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.

•	Long-term equity-based compensation is 100% time-based;

•	Board’s responsiveness if company received 70% or less shareholder support in the previous year’s MSOP vote;

•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;

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•	Egregious employment contracts;

•	Excessive perquisites or excessive severance and/or change in control provisions;

•	Repricing or replacing of underwater stock options without prior shareholder approval;

•	Egregious pension/SERP (supplemental executive retirement plan) payouts;

•	Extraordinary relocation benefits;

•	Internal pay disparity; and

•	Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives.

Other Compensation Proposals and Policies

Employee Stock Purchase Plans — Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans taking into account the following factors:

•	Broad-based participation;

•	Limits on employee contributions;

•	Company matching contributions; and

•	Presence of a discount on the stock price on the date of purchase.

Option Exchange Programs/Repricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing;

•	If it is a value-for-value exchange;

•	If surrendered stock options are added back to the plan reserve;

•	Option vesting;

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Retention Holding Period

Vote FOR shareholder proposals asking for a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs if the policy requests retention for two years or less following the termination of their employment (through retirement or otherwise) and a holding threshold percentage of 50% or less.

Also consider whether the company has any holding period, retention ratio, or officer ownership requirements in place and the terms/provisions of awards already granted.

Elimination of Accelerated Vesting in the Event of a Change in Control

Vote AGAINST shareholder proposals seeking a policy eliminating the accelerated vesting of time-based equity awards in the event of a change-in-control.

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Performance-based Equity Awards and Pay-for-Superior-Performance Proposals

Generally vote FOR unless there is sufficient evidence that the current compensation structure is already substantially performance-based. We consider performance-based awards to include awards that are tied to shareholder return or other metrics that are relevant to the business.

Say on Supplemental Executive Retirement Plans (SERP)

Generally vote AGAINST proposals asking for shareholder votes on SERP.

Compensation Committee

Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:

•	We voted against the company’s MSOP in the previous year, the company’s previous MSOP received significant opposition of votes cast and we are voting against this year’s MSOP;

•	The board implements a MSOP on a less frequent basis than the frequency that received the plurality of votes cast

4.	Shareholders Rights and Defenses

Shareholder	Ability to Act by Written Consent

Generally vote FOR shareholder proposals that provide shareholders with the ability to act by written consent, unless:

•	The company already gives shareholders the right to call special meetings at a threshold of 25% or lower; and

•	The company has a history of strong governance practices.

Special Meetings Arrangements

Generally vote FOR management proposals that provide shareholders with the ability to call special meetings.

Generally vote FOR shareholder proposals that provide shareholders with the ability to call special meetings at a threshold of 25% or lower if the company currently does not give shareholders the right to call special meetings. However, if a company already gives shareholders the right to call special meetings at a threshold of at least 25%, vote AGAINST shareholder proposals to further reduce the threshold.

Generally vote AGAINST management proposals seeking shareholder approval for the company to hold special meetings with 14 days notice unless the company offers shareholders the ability to vote by electronic means and a proposal to reduce the period of notice to not less than 14 days has received majority support.

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

Shareholder Voting Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Generally vote FOR management and shareholder proposals to reduce supermajority vote requirements.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it, unless the company has:

•	a shareholder-approved poison pill in place; or

•	adopted a policy concerning the adoption of a pill in the future specifying certain shareholder friendly provisions.

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Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

5.	Strategic Transactions and Capital Structures

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;

•	Market reaction;

•	Strategic rationale;

•	Management’s track record of successful integration of historical acquisitions;

•	Presence of conflicts of interest; and

•	Governance profile of the combined company.

Dual Class Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital or any stricter limit set in local best practice recommendations or law.

Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital or any stricter limit set in local best practice recommendations or law.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding, or any stricter limit set in local best practice recommendations or law.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or

•

The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances or any stricter limit set in local best practice recommendations or law.

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Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

We will generally recommend FOR share repurchase programs taking into account whether:

•	The share repurchase program can be used as a takeover defense;

•	There is clear evidence of historical abuse;

•	There is no safeguard in the share repurchase program against selective buybacks;

•	Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

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Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;

•	The nature of the asset to be transferred/service to be provided;

•	The pricing of the transaction (and any associated professional valuation);

•	The views of independent directors (where provided);

•	The views of an independent financial adviser (where appointed);

•	Whether any entities party to the transaction (including advisers) is conflicted; and The stated rationale for the transaction, including discussions of timing

Common and Preferred Stock Authorization

Generally vote FOR proposals to increase the number of shares of common stock authorized for issuance.

Generally vote FOR proposals to increase the number of shares of preferred stock, as long as there is a commitment to not use the shares for anti-takeover purposes.

6.	Environmental and Social Issues

Overall Approach

Proposals considered under this category could include, among others, reports on:

1) employee labor and safety policies;

2) impact on the environment of the company’s production or manufacturing operations;

3) societal impact of products manufactured;

4) risks throughout the supply chain or operations including labor practices, animal treatment practices within food production and conflict minerals; and 5) overall board structure, including diversity.

When evaluating environmental and social shareholder proposals, the following factors are generally considered:

•	The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;

•

If the company has implemented or formally committed to the implementation of a reporting program based on the Sustainability Accounting Standards Board’s (SASB) materiality standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	What other companies in the relevant industry have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

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Environmental Issues

Climate Transition Plans

Generally vote CASE-BY-CASE on management proposed climate transition plans. When evaluating management proposed plans, the following factors are generally considered:

•	If the company has detailed disclosure of the governance, strategy, risk mitigation efforts, and metrics and targets based on the TCFD’s recommendations, or a similar standard;

•	If the company has detailed disclosure of their current emissions data based on the SASB materiality framework; and

•	If the company has detailed disclosure in line with Paris Agreement goals.

Generally vote CASE-BY-CASE on shareholder proposals requesting climate transition plans. When evaluating these shareholder proposals, the following factors are generally considered:

•	The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;

•	If the proposal asks for detailed disclosure according to the TCFD’s recommendations;

•	If the proposal asks for detailed disclosure of the company’s current emissions data based on the SASB materiality framework;

•	If the proposal asks for long-term targets, as well as short and medium term milestones;

•	If the proposal asks for targets to be aligned to a globally accepted framework, such as Paris Aligned or Net Zero;

•	If the proposal asks for targets to be approved by the Science Based Target Initiative (“SBTi”);

•	If the proposal seeks to add reasonable transparency and is not onerous or overly prescriptive; and

•	Whether the proposal is binding or non-binding.

Environmental Sustainability Reporting

Generally vote FOR shareholders proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, including the impacts of climate change and biodiversity loss. The following factors will be considered:

•	The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;

•

If the company has formally committed to the implementation of a reporting program based on the SASB materiality standards, the TCFD’s recommendations, or a similar standard within a specified time frame;

•	If the company’s current level of disclosure is comparable to that of its industry peers; and

•	If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Other Environmental Proposals

Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:

•

Seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;

•	Calling for the reduction of Greenhouse Gas (GHG) emissions;

•	Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;

•	Requesting an action plan including science based targets and a commitment to net zero emissions by 2050 or earlier;

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•	Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;

•	Requesting a company report on its energy efficiency policies; and

•	Requesting reports on the feasibility of developing renewable energy resources.

Social Issues

Board and Workforce Demographics

A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.

Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:

•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board.

Gender Pay Gap

Generally vote CASE-BY-CASE on proposals requesting reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:

•	The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;

•	Whether the company has been the subject of recent controversy, litigation or regulatory actions related to gender pay gap issues; and

•	Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.

Labor, Human and Animal Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor, human, and/or animal rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

Generally vote CASE-BY-CASE on shareholder proposals requesting reports about a company’s use of mandatory arbitrations in employment claims, taking into account the company’s existing policies and disclosures of policies.

Generally vote CASE-BY-CASE on shareholder proposals requesting reports on the actions taken by a company to prevent sexual and other forms of harassment or on the risks posed by the company’s failure to take such actions, taking into account the company’s existing policies and disclosures of policies.

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Racial Equity Audit

•

Generally vote CASE-BY-CASE on shareholder proposals requesting the board oversee a racial equity audit. While we believe the decision to initiate an independent audit is best left to management judgment under the oversight of the board of directors, the following factors are generally considered:

•	The degree to which existing relevant policies and practices are disclosed;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers; and

•	Whether the gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business.

Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives

We generally believe that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity. When evaluating these proposals, we consider the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Generally vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:

•	There is no significant potential threat or actual harm to shareholders’ interests;

•	There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and

•	There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.

We generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.

We generally will vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

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Region: Europe, Middle East and Africa (EMEA) Proxy Items

The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to EMEA public equity investments of operating and/or holding companies. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.

1.	Business Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees unless:

•	There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;

•	There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Name of the proposed auditor has not been published;

•	The auditors are being changed without explanation;

•	Non-audit-related fees are substantial, or are in excess of standard annual audit-related fees, or in excess of permitted local limits and guidelines; or

•	The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or re-election of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently low without adequate explanation; or

•	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

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Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Virtual Meetings

Generally vote FOR proposals allowing for the convening of hybrid* shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs. Generally vote AGAINST proposals allowing for the convening of virtual- only* shareholder meetings.

*

The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.

Public Benefit Corporation Proposals

Generally vote FOR management proposals and CASE-BY-CASE on shareholder proposals related to the conversion of the company into a public benefit corporation.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

Administrative Requests

Generally vote FOR non-contentious administrative management requests.

2.	Board of Directors

The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; should consist of a majority of independent directors and / or meet local best practice expectations; and should be held accountable for actions and results related to their responsibilities.

Voting on Director Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis taking into consideration the following:

•	Adequate disclosure has not been provided in a timely manner; or

•	There are clear concerns over questionable finances or restatements; or

•	There have been questionable transactions or conflicts of interest; or

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards; or

•	There are reservations about:

¡	Director terms

¡	Bundling of proposals to elect directors

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¡	Board independence

¡	Disclosure of named nominees

¡	Combined Chairman/CEO

¡	Election of former CEO as Chairman of the board

¡	Overboarded directors

¡	Composition of committees

¡	Director independence

¡	Number of directors on the board

¡	Lack of gender diversity on the board

•	Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or

•

There are other considerations which may include sanction from government or authority, violations of laws and regulations, or other issues relate to improper business practice, failure to replace management, or egregious actions related to service on other boards.

Board Composition

We generally believe diverse teams have the potential to outperform and we expect the companies that we invest in to focus on the importance of diversity. When evaluating board composition, we believe a diversity of ethnicity, gender and experience is an important consideration. We encourage companies to disclose the composition of their board in the proxy statement and may vote against members of the board without disclosure. See below how we execute our vote at companies that do not meet our diversity expectations.

Vote AGAINST members of the Nominating Committee:

•	At companies if the board does not have at least 10% women directors, or does not meet the requirements of local listing rules or corporate governance codes or national targets;
•	At companies in the FTSE100 if the board does not have at least one director from an underrepresented minority ethnic background, in line with the Parker review guidelines.

Employee and /or Labor Representatives

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.

Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Director Independence

Classification of Directors

Executive Director

•	Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•

Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a

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defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•

Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative of a current employee of the company or its affiliates;

•	Relative of a former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (a cooling off period may be applied);

•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and

•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

•	No material connection, either directly or indirectly, to the company other than a board seat.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Director Accountability

Vote AGAINST individual directors who attend less than 75% of the board and committee meetings without a disclosed valid excuse.

Generally, vote FOR the bundled election of management nominees, unless adequate disclosures of the nominees have not been provided in a timely manner or if one or more of the nominees does not meet the expectation of our policy.

Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices

Vote AGAINST members of the full board or appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board) for the below reasons. New nominees will be considered on a case-by-case basis. Extreme cases may warrant a vote against the entire board.

•

Material failures of governance, stewardship, or fiduciary responsibilities at the company, including but not limited to violations of the United Nations Global Compact principles and/or other significant global standards and failure to disclose material environmental, social and governance information;

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•

Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;

•

The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If we did not support the shareholder proposal in both years, we will still vote against the committee member(s).

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•

The company does not disclose various components of current emissions, a proxy for a company’s dependency on fossil fuels and other sources of greenhouse gasses (Scope 1, Scope 2, Scope 3 emissions), material to the company’s business;

•	If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

•

A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•

Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders may bring legal action against the company or its directors; or

•	Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.

Committee Responsibilities and Expectations

Companies should establish committees to oversee areas such as audit, executive and non-executive compensation, director nominations and ESG oversight. The responsibilities of the committees should be publicly disclosed.

Audit Committee

Vote AGAINST members of the Audit Committee if:

•	Non-audit-related fees are substantial, or are in excess of standard annual audit-related fees, or in excess of permitted local limits and guidelines.

•	The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied;

•	There is excessive pledging or hedging of stock by executives;

•

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or

•	No members of the Audit Committee hold sufficient financial expertise.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of accounting principles and material weaknesses identified in audit-related disclosures.

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Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

Remuneration Committee

See section 3 on Remuneration for reasons to vote against members of the Remuneration Committee.

Nominating/Governance Committee

Vote AGAINST members of the Nominating/Governance Committee if:

•

At the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

•	The board does not meet our diversity expectations;

•	The board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or could adversely impact shareholders

Voting on Director Nomineess in Contested Elections

Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of board candidates;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed; and

•	Whether minority or majority representation is being sought.

Other Board Related Proposals (Management and Shareholder)

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Independent Board Chair (for applicable markets)

We will generally vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Two-thirds independent board, or majority in countries where employee representation is common practice;

•	A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Fully independent key committees; and/or

•	Established, publicly disclosed, governance guidelines and director biographies/profiles.

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3.	Remuneration

Pay Practices

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of remuneration criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Remuneration practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.

If the company maintains problematic or poor pay practices, generally vote:

•	AGAINST Management Say on Pay (MSOP) Proposals, Remuneration Reports; or

•	AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.

•	If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST from Remuneration Committee members.

Remuneration Plans

Vote CASE-BY-CASE on management proposals for a vote on executive remuneration, considering the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices.

Factors considered may include:

•	Pay for Performance Disconnect;

-

We will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR (“Total Shareholder Return”) and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.

•	Long-term equity-based compensation is 100% time-based;

•	Board’s responsiveness if company received low shareholder support in the previous year’s MSOP or remuneration vote;

•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;

•	Egregious employment contracts;

•	Excessive perquisites or excessive severance and/or change in control provisions;

•	Repricing or replacing of underwater stock options without prior shareholder approval;

•	Egregious pension/SERP (supplemental executive retirement plan) payouts;

•	Extraordinary relocation benefits;

•	Internal pay disparity; and

•	Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives.

Non-Executive Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

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Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Other Remuneration Related Proposals

Vote on other remuneration related proposals on a CASE-BY-CASE basis.

Remuneration Committee

When voting for members of the Remuneration Committee, factors considered may include:

•	We voted against the company’s MSOP in the previous year, the company’s previous MSOP received significant opposition of votes cast and we are voting against this year’s MSOP; and

•	The board implements a MSOP on a less frequent basis than the frequency that received the plurality of votes cast

•	Remuneration structure is widely inconsistent with local market best practices or regulations

4.	Shareholder Rights and Defences

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

For the Netherlands, vote recommendations regarding management proposals to approve protective preference shares will be determined on a CASE-BY-CASE basis.

For French companies listed on a regulated market, generally VOTE AGAINST any general authorities impacting the share capital (i.e. authorities for share repurchase plans and any general share issuances with or without preemptive rights) if they can be used for antitakeover purposes without shareholders’ prior explicit approval.

5.	Strategic Transactions, Capital Structures and other Business Considerations

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;

•	Market reaction;

•	Strategic rationale;

•	Management’s track record of successful integration of historical acquisitions;

•	Presence of conflicts of interest; and

•	Governance profile of the combined company.

Dual Class Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

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Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital or any stricter limit set in local best practice recommendations or law.

Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital or any stricter limit set in local best practice recommendations or law.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding, or any stricter limit set in local best practice recommendations or law.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or

•

The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances or any stricter limit set in local best practice recommendations or law.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

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Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

We will generally recommend FOR share repurchase programs taking into account whether:

•	The share repurchase program can be used as a takeover defense;

•	There is clear evidence of historical abuse;

•	There is no safeguard in the share repurchase program against selective buybacks;

•	Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;

•	The nature of the asset to be transferred/service to be provided;

•	The pricing of the transaction (and any associated professional valuation);

•	The views of independent directors (where provided);

•	The views of an independent financial adviser (where appointed);

•	Whether any entities party to the transaction (including advisers) is conflicted; and

•	The stated rationale for the transaction, including discussions of timing

6.	Environmental and Social Issues

Overall Approach

Proposals considered under this category could include, among others, reports on:

1)	employee labor and safety policies;

2)	impact on the environment of the company’s production or manufacturing operations;

3)	societal impact of products manufactured;

4)	risks throughout the supply chain or operations including labor practices, animal treatment practices within food production and conflict minerals; and

5)	overall board structure, including diversity.

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When evaluating environmental and social shareholder proposals, the following factors are generally considered:

•	The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;

•

If the company has implemented or formally committed to the implementation of a reporting program based on the Sustainability Accounting Standards Board’s (SASB) materiality standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	What other companies in the relevant industry have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Environmental Issues

Climate Transition Plans

Generally vote CASE-BY-CASE on management proposed climate transition plans. When evaluating management proposed plans, the following factors are generally considered:

•	If the company has detailed disclosure of the governance, strategy, risk mitigation efforts, and metrics and targets based on the TCFD’s recommendations, or a similar standard;

•	If the company has detailed disclosure of their current emissions data based on the SASB materiality framework; and

•	If the company has detailed disclosure in line with Paris Agreement goals.

Generally vote CASE-BY-CASE on shareholder proposals requesting climate transition plans. When evaluating these shareholder proposals, the following factors are generally considered:

•	The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;

•	If the proposal asks for detailed disclosure according to the TCFD’s recommendations;

•	If the proposal asks for detailed disclosure of the company’s current emissions data based on the SASB materiality framework;

•	If the proposal asks for long-term targets, as well as short and medium term milestones;

•	If the proposal asks for targets to be aligned to a globally accepted framework, such as Paris Aligned or Net Zero;

•	If the proposal asks for targets to be approved by the Science Based Target Initiative (“SBTi”);

•	If the proposal seeks to add reasonable transparency and is not onerous or overly prescriptive; and

•	Whether the proposal is binding or non-binding.

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Environmental Sustainability Reporting

Generally vote FOR shareholders proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, including the impacts of climate change and biodiversity loss. The following factors will be considered:

•	The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;

•

If the company has formally committed to the implementation of a reporting program based on the SASB materiality standards, the TCFD’s recommendations, or a similar standard within a specified time frame;

•	If the company’s current level of disclosure is comparable to that of its industry peers; and

•	If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Other Environmental Proposals

Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:

•

Seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;

•	Calling for the reduction of Greenhouse Gas (GHG) emissions;

•	Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;

•	Requesting an action plan including science based targets and a commitment to net zero emissions by 2050 or earlier;

•	Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;

•	Requesting a company report on its energy efficiency policies; and

•	Requesting reports on the feasibility of developing renewable energy resources.

Social Issues

Board and Workforce Demographics

A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.

Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:

•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board.

Gender Pay Gap

Generally vote CASE-BY-CASE on proposals requesting reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:

•	The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;

•	Whether the company has been the subject of recent controversy, litigation or regulatory actions related to gender pay gap issues; and

•	Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.

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Labor, Human and Animal Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor, human, and/or animal rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

Generally vote CASE-BY-CASE on shareholder proposals requesting reports about a company’s use of mandatory arbitrations in employment claims, taking into account the company’s existing policies and disclosures of policies.

Generally vote CASE-BY-CASE on shareholder proposals requesting reports on the actions taken by a company to prevent sexual and other forms of harassment or on the risks posed by the company’s failure to take such actions, taking into account the company’s existing policies and disclosures of policies.

Racial Equity Audit

•

Generally vote CASE-BY-CASE on shareholder proposals requesting the board oversee a racial equity audit. While we believe the decision to initiate an independent audit is best left to management judgment under the oversight of the board of directors, the following factors are generally considered:

•	The degree to which existing relevant policies and practices are disclosed;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers; and

•	Whether the gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business.

Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives

We generally believe that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity. When evaluating these proposals, we consider the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company- sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Generally vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:

•	There is no significant potential threat or actual harm to shareholders’ interests;

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•	There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and

•	There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.

We generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.

We generally will vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

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Region: Asia Pacific (APAC) Proxy Items

The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to APAC public equity investments of operating and/or holding companies. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market. For Japan-specific policies, see Japan Proxy Items from page X.

1.	Business Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees unless:

•	There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;

•	There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Name of the proposed auditor has not been published;

•	The auditors are being changed without explanation;

•	Non-audit-related fees are substantial, or are in excess of standard annual audit-related fees, or in excess of permitted local limits and guidelines; or

•	The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or re-election of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently low without adequate explanation; or

•	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

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Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Virtual Meetings

Generally vote FOR proposals allowing for the convening of hybrid* shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs. Generally vote AGAINST proposals allowing for the convening of virtual- only* shareholder meetings.

*

The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

Administrative Requests

Generally vote FOR non-contentious administrative management requests.

2.	Board of Directors

The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; should consist of a majority of independent directors and / or meet local best practice expectations; and should be held accountable for actions and results related to their responsibilities.

Voting on Director Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis taking into consideration the following:

•	Adequate disclosure has not been provided in a timely manner; or

•	There are clear concerns over questionable finances or restatements; or

•	There have been questionable transactions or conflicts of interest; or

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards; or

•	There are reservations about:

¡	Director terms

¡	Bundling of proposals to elect directors

¡	Board independence

¡	Disclosure of named nominees

¡	Combined Chairman/CEO

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¡	Election of former CEO as Chairman of the board

¡	Overboarded directors

¡	Composition of committees

¡	Director independence

¡	Number of directors on the board

¡	Lack of gender diversity on the board

•	Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or

•

There are other considerations which may include sanction from government or authority, violations of laws and regulations, or other issues relate to improper business practice, failure to replace management, or egregious actions related to service on other boards.

Board Composition

We generally believe diverse teams have the potential to outperform and we expect the companies that we invest in to focus on the importance of diversity. When evaluating board composition, we believe a diversity of ethnicity, gender and experience is an important consideration. We encourage companies to disclose the composition of their board in the proxy statement and may vote against members of the board without disclosure. See below how we execute our vote at companies that do not meet our diversity expectations.

Vote AGAINST members of the Nominating Committee:

•	At companies if the board does not have at least 10% women directors, or does not meet the requirements of local listing rules or corporate governance codes or national targets;

Employee and /or Labor Representatives

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.

Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Director Independence

Classification of Directors

Executive Director

•	Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•

Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

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•

Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative of a current employee of the company or its affiliates;

•	Relative of a former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (a cooling off period may be applied);

•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and

•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

•	No material connection, either directly or indirectly, to the company other than a board seat.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Director Accountability

Vote AGAINST individual directors who attend less than 75% of the board and committee meetings without a disclosed valid excuse.

Generally, vote FOR the bundled election of management nominees, unless adequate disclosures of the nominees have not been provided in a timely manner or if one or more of the nominees does not meet the expectation of our policy.

Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices

Vote AGAINST members of the full board or appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board) for the below reasons. New nominees will be considered on a case-by-case basis. Extreme cases may warrant a vote against the entire board.

•

Material failures of governance, stewardship, or fiduciary responsibilities at the company, including but not limited to violations of the United Nations Global Compact principles and/or other significant global standards and failure to disclose material environmental, social and governance information;

•

Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;

•

The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by

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management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If we did not support the shareholder proposal in both years, we will still vote against the committee member(s).

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•

The company does not disclose various components of current emissions, a proxy for a company’s dependency on fossil fuels and other sources of greenhouse gasses (Scope 1, Scope 2, Scope 3 emissions), material to the company’s business;

•	If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

•

A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•

Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders may bring legal action against the company or its directors; or

•	Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.

Committee Responsibilities and Expectations

Companies should establish committees to oversee areas such as audit, executive and non-executive compensation, director nominations and ESG oversight. The responsibilities of the committees should be publicly disclosed.

Audit Committee

Vote AGAINST members of the Audit Committee if:

•	Non-audit-related fees are substantial, or are in excess of standard annual audit-related fees, or in excess of permitted local limits and guidelines.
•	The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied;

•	There is excessive pledging or hedging of stock by executives;

•

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or

•	No members of the Audit Committee hold sufficient financial expertise.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of accounting principles and material weaknesses identified in audit-related disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

Remuneration Committee

See section 3 on Remuneration for reasons to vote against members of the Remuneration Committee.

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Nominating/Governance Committee

Vote AGAINST members of the Nominating/Governance Committee if:

•

At the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

•	The board does not meet our diversity expectations;

•	The board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or could adversely impact shareholders

Voting on Director Nominees in Contested Elections

Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of board candidates;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed; and

•	Whether minority or majority representation is being sought.

Other Board Related Proposals (Management and Shareholder)

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Independent Board Chair (for applicable markets)

We will generally vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Two-thirds independent board, or majority in countries where employee representation is common practice;

•	A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Fully independent key committees; and/or

•	Established, publicly disclosed, governance guidelines and director biographies/profiles.

3.	Remuneration

Pay Practices

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of remuneration criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Remuneration practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious

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employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.

If the company maintains problematic or poor pay practices, generally vote:

•	AGAINST Management Say on Pay (MSOP) Proposals, Remuneration Reports; or

•	AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.

•	If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST from Remuneration Committee members.

Remuneration Plans

Vote CASE-BY-CASE on management proposals for a vote on executive remuneration, considering the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices.

Factors considered may include:

•	Pay for Performance Disconnect;

-

We will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR (“Total Shareholder Return”) and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.

•	Long-term equity-based compensation is 100% time-based;

•	Board’s responsiveness if company received low shareholder support in the previous year’s MSOP or remuneration vote;

•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;

•	Egregious employment contracts;

•	Excessive perquisites or excessive severance and/or change in control provisions;

•	Repricing or replacing of underwater stock options without prior shareholder approval;

•	Egregious pension/SERP (supplemental executive retirement plan) payouts;

•	Extraordinary relocation benefits;

•	Internal pay disparity; and

•	Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives.

Non-Executive Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

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Other Remuneration Related Proposals

Vote on other remuneration related proposals on a CASE-BY-CASE basis.

Remuneration Committee

When voting for members of the Remuneration Committee, factors considered may include:

•	We voted against the company’s MSOP in the previous year, the company’s previous MSOP received significant opposition of votes cast and we are voting against this year’s MSOP; and

•	The board implements a MSOP on a less frequent basis than the frequency that received the plurality of votes cast

•	Remuneration structure is widely inconsistent with local market best practices or regulations

4.	Shareholder Rights and Defences

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

5.	Strategic Transactions, Capital Structures and other Business Considerations

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;

•	Market reaction;

•	Strategic rationale;

•	Management’s track record of successful integration of historical acquisitions;

•	Presence of conflicts of interest; and

•	Governance profile of the combined company.

Dual Class Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital or any stricter limit set in local best practice recommendations or law.

Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital or any stricter limit set in local best practice recommendations or law. At companies in India, vote FOR issuance requests without preemptive rights to a maximum of 25% of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

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Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding, or any stricter limit set in local best practice recommendations or law.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or

•

The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances, or any stricter limit set in local best practice recommendations or law

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

We will generally recommend FOR share repurchase programs taking into account whether:

•	The share repurchase program can be used as a takeover defense;

•	There is clear evidence of historical abuse;

•	There is no safeguard in the share repurchase program against selective buybacks;

•	Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

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Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;

•	The nature of the asset to be transferred/service to be provided;

•	The pricing of the transaction (and any associated professional valuation);

•	The views of independent directors (where provided);

•	The views of an independent financial adviser (where appointed);

•	Whether any entities party to the transaction (including advisers) is conflicted; and The stated rationale for the transaction, including discussions of timing

6.	Environmental and Social Issues

Overall Approach

Proposals considered under this category could include, among others, reports on:

1)	employee labor and safety policies;

2)	impact on the environment of the company’s production or manufacturing operations;

3)	societal impact of products manufactured;

4)	risks throughout the supply chain or operations including labor practices, animal treatment practices within food production and conflict minerals; and

5)	overall board structure, including diversity.

When evaluating environmental and social shareholder proposals, the following factors are generally considered:

•	The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;

•

If the company has implemented or formally committed to the implementation of a reporting program based on the Sustainability Accounting Standards Board’s (SASB) materiality standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	What other companies in the relevant industry have done in response to the issue addressed in the proposal;

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•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Environmental Issues

Climate Transition Plans

Generally vote CASE-BY-CASE on management proposed climate transition plans. When evaluating management proposed plans, the following factors are generally considered:

•	If the company has detailed disclosure of the governance, strategy, risk mitigation efforts, and metrics and targets based on the TCFD’s recommendations, or a similar standard;

•	If the company has detailed disclosure of their current emissions data based on the SASB materiality framework; and

•	If the company has detailed disclosure in line with Paris Agreement goals.

Generally vote CASE-BY-CASE on shareholder proposals requesting climate transition plans. When evaluating these shareholder proposals, the following factors are generally considered:

•	The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;

•	If the proposal asks for detailed disclosure according to the TCFD’s recommendations;

•	If the proposal asks for detailed disclosure of the company’s current emissions data based on the SASB materiality framework;

•	If the proposal asks for long-term targets, as well as short and medium term milestones;

•	If the proposal asks for targets to be aligned to a globally accepted framework, such as Paris Aligned or Net Zero;

•	If the proposal asks for targets to be approved by the Science Based Target Initiative (“SBTi”);

•	If the proposal seeks to add reasonable transparency and is not onerous or overly prescriptive; and

•	Whether the proposal is binding or non-binding.

Environmental Sustainability Reporting

Generally vote FOR shareholders proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, including the impacts of climate change and biodiversity loss. The following factors will be considered:

•	The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;

•

If the company has formally committed to the implementation of a reporting program based on the SASB materiality standards, the TCFD’s recommendations, or a similar standard within a specified time frame;

•	If the company’s current level of disclosure is comparable to that of its industry peers; and

•	If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Other Environmental Proposals

Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:

•

Seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;

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•	Calling for the reduction of Greenhouse Gas (GHG) emissions;

•	Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;

•	Requesting an action plan including science based targets and a commitment to net zero emissions by 2050 or earlier;

•	Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;

•	Requesting a company report on its energy efficiency policies; and

•	Requesting reports on the feasibility of developing renewable energy resources.

Social Issues

Board and Workforce Demographics

A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.

Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:

•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board.

Gender Pay Gap

Generally vote CASE-BY-CASE on proposals requesting reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:

•	The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;

•	Whether the company has been the subject of recent controversy, litigation or regulatory actions related to gender pay gap issues; and

•	Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.

Labor, Human and Animal Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor, human, and/or animal rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

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Generally vote CASE-BY-CASE on shareholder proposals requesting reports about a company’s use of mandatory arbitrations in employment claims, taking into account the company’s existing policies and disclosures of policies.

Generally vote CASE-BY-CASE on shareholder proposals requesting reports on the actions taken by a company to prevent sexual and other forms of harassment or on the risks posed by the company’s failure to take such actions, taking into account the company’s existing policies and disclosures of policies.

Racial Equity Audit

•

Generally vote CASE-BY-CASE on shareholder proposals requesting the board oversee a racial equity audit. While we believe the decision to initiate an independent audit is best left to management judgment under the oversight of the board of directors, the following factors are generally considered:

•	The degree to which existing relevant policies and practices are disclosed;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers; and

•	Whether the gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business.

Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives

We generally believe that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity. When evaluating these proposals, we consider the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company- sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Generally vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:

•	There is no significant potential threat or actual harm to shareholders’ interests;

•	There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and

•	There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.

We generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.

We generally will vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

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Region: Japan Proxy Items

The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to Japanese public equity investments of operating and/or holding companies. Applying these guidelines is not inclusive of all considerations in the Japanese market.

1.	Operational Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;

•	There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Name of the proposed auditor has not been published;

•	The auditors are being changed without explanation;

•	Non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or

•	The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio is less than 20%, and is not appropriate or sufficient when considering the company’s financial position; or

•	The company proposes the payments even though the company posted a net loss for the year under review, and the payout is excessive given the company’s financial position;

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Virtual Meetings

Generally vote AGAINST proposals allowing for the convening of virtual-only* shareholder meetings.

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*

The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.

2.	Board of Directors and Statutory Auditors

The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; should have independent oversight of management; and should be held accountable for actions and results related to their responsibilities.

Voting on Director Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis taking into consideration the following:.

•	The company’s committee structure: statutory auditor board structure, U.S.-type three committee structure, or audit committee structure; or

•	Adequate disclosure has not been provided in a timely manner; or

•	There are clear concerns over questionable finances or restatements; or

•	There have been questionable transactions or conflicts of interest; or

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards; or

•	There are reservations about:

¡	Director terms

¡	Bundling of proposals to elect directors

¡	Board independence

¡	Disclosure of named nominees

¡	Combined Chairman/CEO

¡	Election of former CEO as Chairman of the board

¡	Overboarded directors

¡	Composition of committees

¡	Director independence

¡	Number of directors on the board

¡	Lack of gender diversity on the board

•	Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or

•

There are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.

Vote AGAINST top executives when the company has an excessive amount of strategic shareholdings.

Vote AGAINST top executives when the company has posted average return on equity (ROE) of less than five percent over the last five fiscal years.

Vote AGAINST top executives when the company does not disclose various components of current emissions, a proxy for a company’s dependency on fossil fuels and other sources of greenhouse gasses (such as Scope 1, Scope 2, Scope 3 emissions), material to the company’s business. For companies with 3-committee structure boards, vote AGAINST the Audit Committee Chair.

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Board Composition

We generally believe diverse teams have the potential to outperform and we expect the companies that we invest in to focus on the importance of diversity. When evaluating board composition, we believe a diversity of ethnicity, gender and experience is an important consideration. We encourage companies to disclose the composition of their board in the proxy statement and may vote against members of the board without disclosure. See below how we execute our vote at companies that do not meet our diversity expectations.

Vote AGAINST members of the Nominating Committee if the Board does not have at least 10% women directors. For Japanese boards with statutory auditors or audit committee structure, vote AGAINST top executives.

Director Independence

Classification of Directors

Inside Director

•	Employee or executive of the company;

•	Any director who is not classified as an outside director of the company.

Non-Independent Non-Executive Director (affiliated outsider)

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is/was also an employee or executive of a significant shareholder of the company;

•

Beneficial owner (direct or indirect) of at least 10% of the company’s stock, or one of the top 10 shareholders, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%)

•	Government representative;

•	Currently provides or previously provided professional services to the company or to an affiliate of the company;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains

•	transactional/commercial relationship (unless company discloses information to apply a materiality test);

•	Any director who worked at the company’s external audit firm (auditor).

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative of a current employee of the company or its affiliates;

•	Any director who works or has worked at a company whose shares are held by the company in question as strategic shareholdings (i.e. “cross-shareholdings”)

•	Former executive;

•	Any director who has served at a company as an outside director for 12 years or more;

•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

•

“Cooling off period” for former employees or executives’ representation of significant shareholders and other stakeholders, as well as professional services is considered based on the market best practices and liquidity of executive labor market.

Independent Non-Executive Directors (independent outsider)

•	No material connection, either directly or indirectly, to the company other than a board seat.

At companies adopting a board with a statutory auditor committee structure or an audit committee structure, vote AGAINST top executives when the board consists of fewer than two outside directors or less than 1/3 of the board consists of outside directors.

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At companies adopting an audit committee structure, vote AGAINST affiliated outside directors who are audit committee members.

At companies adopting a U.S.-type three committee structure, vote AGAINST members of Nominating Committee when the board consists of fewer than two outside directors or less than 1/3 of the board consists of outside directors.

At companies adopting a U.S.-type three committee structure, vote AGAINST affiliated outside directors when less than a majority of the board consists of independent outside directors.

At controlled companies adopting board with a statutory auditor structure or an audit committee structure, vote

AGAINST top executives if the board does not consist of majority independent outside directors.

Director Accountability

Vote AGAINST individual outside directors who attend less than 75% of the board and/or committee meetings without a disclosed valid excuse.

Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices

Vote AGAINST members of the full board or appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board) for the below reasons. New nominees will be considered on a case-by-case basis. Extreme cases may warrant a vote against the entire board.

•

Material failures of governance, stewardship, or fiduciary responsibilities at the company, including but not limited to violations of the United Nations Global Compact principles and/or other significant global standards and failure to disclose material environmental, social and governance information;

•

Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;

•

The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

Voting on Director Nomineess in Contested Elections

Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of board candidates;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

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•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed;

•	Whether minority or majority representation is being sought.

Other Board Related Proposals (Management and Shareholder)

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Independent Board Chair

We will generally vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Two-thirds independent board;

•	A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Fully independent key committees; and/or

•	Established, publicly disclosed, governance guidelines and director biographies/profiles.

Statutory Auditor Elections

Statutory Auditor Independence

Vote AGAINST affiliated outside statutory auditors.

For definition of affiliated outsiders, see “Classification of Directors”

Statutory Auditor Appointment

Vote FOR management nominees taking into consideration the following:

•	Adequate disclosure has not been provided in a timely manner; or

•	There are clear concerns over questionable finances or restatements; or

•	There have been questionable transactions or conflicts of interest; or

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards; or

•	Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or

•	Outside statutory auditor’s attendance at less than 75% of the board and statutory auditor meetings without a disclosed valid excuse; or

•

Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.

3.	Compensation

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

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Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement bonuses for outside directors and/or outside statutory auditors, unless the amounts are disclosed and are not excessive relative to other companies in the country or industry.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and statutory auditors on a CASE-BY- CASE basis.

Vote AGAINST proposals to indemnify auditors.

4.	Shareholder Rights and Defenses

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless certain conditions are met to ensure the proposal is intended to enhance shareholder value, including consideration of the company’s governance structure, the anti- takeover defense duration, the trigger mechanism and governance, and the intended purpose of the antitakeover defense.

5. Strategic Transactions and Capital Structures

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;

•	Market reaction;

•	Strategic rationale;

•	Management’s track record of successful integration of historical acquisitions;

•	Presence of conflicts of interest; and

•	Governance profile of the combined company.

Dual Class Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital. Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

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Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Share Repurchase Plans

We will generally recommend FOR share repurchase programs taking into account whether:

•	The share repurchase program can be used as a takeover defense;

•	There is clear evidence of historical abuse;

•	There is no safeguard in the share repurchase program against selective buybacks;

•	Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;

•	The nature of the asset to be transferred/service to be provided;

•	The pricing of the transaction (and any associated professional valuation);

•	The views of independent directors (where provided);

•	The views of an independent financial adviser (where appointed);

•	Whether any entities party to the transaction (including advisers) is conflicted; and

•	The stated rationale for the transaction, including discussions of timing.

6.	Environmental and Social Issues

Overall Approach

Proposals considered under this category could include, among others, reports on:

1)	employee labor and safety policies;

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2)	impact on the environment of the company’s production or manufacturing operations;

3)	societal impact of products manufactured;

4)	risks throughout the supply chain or operations including labor practices, animal treatment practices within food production and conflict minerals; and

5)	overall board structure, including diversity.

When evaluating environmental and social shareholder proposals, the following factors are generally considered:

•	The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;

•

If the company has implemented or formally committed to the implementation of a reporting program based on the Sustainability Accounting Standards Board’s (SASB) materiality standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	What other companies in the relevant industry have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Environmental Issues

Climate Transition Plans

Generally vote CASE-BY-CASE on management proposed climate transition plans. When evaluating management proposed plans, the following factors are generally considered:

•	If the company has detailed disclosure of the governance, strategy, risk mitigation efforts, and metrics and targets based on the TCFD’s recommendations, or a similar standard;

•	If the company has detailed disclosure of their current emissions data based on the SASB materiality framework; and

•	If the company has detailed disclosure in line with Paris Agreement goals.

Generally vote CASE-BY-CASE on shareholder proposals requesting climate transition plans. When evaluating these shareholder proposals, the following factors are generally considered:

•	The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;

•	If the proposal asks for detailed disclosure according to the TCFD’s recommendations;

•	If the proposal asks for detailed disclosure of the company’s current emissions data based on the SASB materiality framework;

•	If the proposal asks for long-term targets, as well as short and medium term milestones;

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•	If the proposal asks for targets to be aligned to a globally accepted framework, such as Paris Aligned or Net Zero;

•	If the proposal asks for targets to be approved by the Science Based Target Initiative (“SBTi”);

•	If the proposal seeks to add reasonable transparency and is not onerous or overly prescriptive; and

•	Whether the proposal is binding or non-binding.

Environmental Sustainability Reporting

Generally vote FOR shareholders proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, including the impacts of climate change and biodiversity loss. The following factors will be considered:

•	The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;

•

If the company has formally committed to the implementation of a reporting program based on the SASB materiality standards, the TCFD’s recommendations, or a similar standard within a specified time frame;

•	If the company’s current level of disclosure is comparable to that of its industry peers; and

•	If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Other Environmental Proposals

Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:

•

Seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;

•	Calling for the reduction of Greenhouse Gas (GHG) emissions;

•	Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;

•	Requesting an action plan including science based targets and a commitment to net zero emissions by 2050 or earlier;

•	Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;

•	Requesting a company report on its energy efficiency policies; and

•	Requesting reports on the feasibility of developing renewable energy resources.

Social Issues

Board and Workforce Demographics

A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.

Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:

•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board.

Gender Pay Gap

Generally vote CASE-BY-CASE on proposals requesting reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:

•	The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;

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•	Whether the company has been the subject of recent controversy, litigation or regulatory actions related to gender pay gap issues; and

•	Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.

Labor, Human and Animal Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor, human, and/or animal rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

Generally vote CASE-BY-CASE on shareholder proposals requesting reports about a company’s use of mandatory arbitrations in employment claims, taking into account the company’s existing policies and disclosures of policies.

Generally vote CASE-BY-CASE on shareholder proposals requesting reports on the actions taken by a company to prevent sexual and other forms of harassment or on the risks posed by the company’s failure to take such actions, taking into account the company’s existing policies and disclosures of policies.

Racial Equity Audit

Generally vote CASE-BY-CASE on shareholder proposals requesting the board oversee a racial equity audit. While we believe the decision to initiate an independent audit is best left to management judgment under the oversight of the board of directors, the following factors are generally considered:

•	he degree to which existing relevant policies and practices are disclosed;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers; and

Whether the gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business.

Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives

We generally believe that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity. When evaluating these proposals, we consider the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

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Generally vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:

•	There is no significant potential threat or actual harm to shareholders’ interests;

•	There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and

•	There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.

We generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.

We generally will vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

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PACIFIC INVESTMENT MANAGEMENT COMPANY, LLC

Policy Statement: PIMCO adopted a written proxy voting policy (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. The Proxy Policy is intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law. The Proxy Policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority. The Proxy Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.

Overview: As a general matter, PIMCO will adhere to its fiduciary obligations for any proxies it has the authority to vote on behalf of its clients. Each proxy is voted on a case-by-case basis, taking into account relevant facts and circumstances. When considering client proxies11, PIMCO may determine not to vote a proxy in limited circumstances.

Equity Securities.12 PIMCO has retained an Industry Service Provider (“ISP”)13 to provide research and voting recommendations for proxies relating to Equity Securities in accordance with the ISP’s guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP.

PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a PM/Analyst decides to override the ISP’s voting recommendation. In each case as described above, the Legal and Compliance department will review the proxy to determine whether an actual or potential conflict of interest exists. When the ISP does not provide a voting recommendation, the relevant PM/Analyst will make a determination regarding how, or if, the proxy will be voted by completing required documentation.

Fixed Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents14 at the discretion of the issuer/custodian.

When processed as proxy ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. In such instances, any elections would follow the standard process discussed above for Equity Securities.

When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether an actual or potential conflict of interest exists with respect to the PM’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporation action-consents with respect to fixed income securities.

Resolution of potential/identified conflicts of interest. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a working group to assess and resolve the conflict (the “Proxy Working Group”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Working Group and/or other relevant procedures approved by PIMCO’s Legal and Compliance department or PIMCO’s Conflict Committee with respect to specific types of conflicts.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

ISP Oversight: Consistent with its fiduciary obligations, PIMCO will perform periodic due diligence and oversight of ISP’s engaged to provide PIMCO with proxy voting research and recommendations. PIMCO’s due diligence and

[11]

Proxies generally describe corporate action consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.

[12]

The term “Equity Securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.

[13]	The ISP for Equity Securities proxy voting is Institutional Shareholder Services (“ISS”), Inc., 1177 Avenue of the Americas, 2nd Floor, New York, NY 10036.
[14]

Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

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oversight process includes, but is not limited to, the evaluation of: the ISP’s capacity and competency to provide proxy voting research and recommendations15 and the ISP’s compliance program.

Sub-Adviser Engagement: As an investment manager, PIMCO may exercise its discretion to engage a Sub-Adviser to provide portfolio management services to certain PIMCO-affiliated Funds. Consistent with its management responsibilities, the Sub-Adviser will assume the authority for voting proxies on behalf of PIMCO for these Funds. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, PIMCO will maintain oversight of the investment management responsibilities (which may include proxy voting) performed by the Sub-Adviser and contracted third parties.

[15]	This includes the adequacy and quality of the ISP’s operational infrastructure as it relates to its process for seeking timely input from issuers and its voting methodologies.

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PGIM, INC. (INCLUDING PGIM LIMITED)

PGIM Fixed Income is a business unit of PGIM. PGIM Fixed Income’s policy is to vote proxies in the best interest of its clients. In the case of pooled accounts, the policy is to vote proxies in the best interest of the pooled account. The proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect PGIM Fixed Income’s judgment of how to further the best interest of its clients through the shareholder or debt-holder voting process.

PGIM Fixed Income invests primarily in debt securities, thus there are few traditional proxies voted by it. PGIM Fixed Income generally votes with management on routine matters such as the appointment of accountants or the election of directors. From time to time, ballot issues arise that are not addressed by the policy or circumstances may suggest a vote not in accordance with the established guidelines. In these cases, voting decisions are made on a case-by-case basis by the applicable portfolio manager taking into consideration the potential economic impact of the proposal. Not all ballots are received by PGIM Fixed Income in advance of voting deadlines, but when ballots are received in a timely fashion, PGIM Fixed Income strives to meet its voting obligations. It cannot, however, guarantee that every proxy will be voted prior to its deadline.

With respect to non-U.S. holdings, PGIM Fixed Income takes into account additional restrictions in some countries that might impair its ability to trade those securities or have other potentially adverse economic consequences. PGIM Fixed Income generally votes non-U.S. securities on a best efforts basis if it determines that voting is in the best interest of its clients.

Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of PGIM Fixed Income. When PGIM Fixed Income identifies an actual or potential material conflict of interest between the firm and its clients with respect to proxy voting, the matter is presented to senior management who will resolve such issue in consultation with the compliance and legal departments. Proxy voting is reviewed by the trade management oversight committee.

Any client may obtain a copy of PGIM Fixed Income’s proxy voting policy, guidelines and procedures, as well as the proxy voting records for that client’s securities, by contacting the account management representative responsible for the client’s account.

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CAPITAL INTERNATIONAL, INC.

Policy

Capital International, Inc. (“CII”), a U.S. based investment adviser, provides investment management services to clients including institutional retirement plans and U.S. and non-U.S. investment funds. CII considers proxy voting an important part of those management services, and as such, CII seeks to vote all the proxies of securities held in client accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of CII’s clients.

Fiduciary Responsibility and Long-term Shareholder Value

CII’s fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, CII considers those factors that would affect the value of its clients’ investment and acts solely in the interest of, and for the exclusive purpose of providing benefits to, its clients. As required by ERISA, CII votes proxies solely in the interest of the participants and beneficiaries of retirement plans and does not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.

CII believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst’s knowledge of a company, its current management, management’s past record, and CII’s general position on the issue. In addition, many proxy issues are reviewed and voted on by a proxy voting committee comprised primarily of investment professionals, bringing a wide range of experience and views to bear on each decision.

As the management of a portfolio company is responsible for its day-to-day operations, CII believes that management, subject to the oversight of the relevant board of directors, is often in the best position to make decisions that serve the interests of shareholders. However, CII votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. CII also votes against management in other cases where the facts and circumstances indicate that the proposal is not in its clients’ best interests.

Special Review

From time to time CII may vote a) on proxies of portfolio companies that are also clients of CII or its affiliates, b) on shareholder proposals submitted by clients, or c) on proxies for which clients have publicly supported or actively solicited CII or its affiliates to support a particular position. When voting these proxies, CII analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of its clients. The CII Special Review Committee reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.

Procedures

Proxy Review Process

Associates on the proxy voting team in CII’s Global Investment Control department or the private equity operations team with respect to the CII managed private equity funds are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies.

The proxy voting team or the private equity operations team reviews each proxy ballot for routine and non- routine items. Routine proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Routine items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year, and certain other administrative items.

All other items are voted in accordance with the decision of the analyst, portfolio managers, investment specialists, the appropriate proxy voting committee or the full investment committee(s) depending on parameters determined by those investment committee(s) from time to time. Various proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are typically comprised primarily of members of CII’s and its institutional affiliates’ investment committees and their activity is subject to oversight by those committees.

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CII seeks to vote all of its clients’ proxies. In certain circumstances, CII may decide not to vote a proxy because the costs of voting outweigh the benefits to its clients (e.g., when voting could lead to share blocking where CII wishes to retain flexibility to trade shares). In addition, proxies with respect to securities on loan through client directed lending programs are not available to CII to vote and therefore are not voted.

Proxy Voting Guidelines

CII has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.

CII’s general position related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues is reflected below.

1.

Corporate governance. CII supports strong corporate governance practices. It generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and supermajority vote requirements, and generally supports proposals that encourage responsiveness to shareholders, such as initiatives to declassify the board or establish a majority voting standard for the election of the board of directors. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.

2.

Capital structure. CII generally supports increases to capital stock for legitimate financing needs. It generally does not support changes in capital stock that can be used as an anti-takeover device, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.

3.

Stock-related remuneration plans. CII supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. When voting on proposals related to new plans or changes to existing plans, CII considers, among other things, the following information to the extent it is available: the exercise price of the options, the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, CII supports option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology.

4.	Corporate social responsibility. CII votes on these issues based on the potential impact to the value of its clients’ investment in the portfolio company.

Special Review Procedures

If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.

Clients representing 0.0025 or more of assets under investment management across all affiliates owned by The Capital Group Companies, Inc. (CII’s indirect parent company), are deemed to be “Interested Clients”. Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or a known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the Special Review Committee (“SRC”). The SRC reviews such information in order to identify whether there were improper influences on the decision-making process so that it may determine whether the decision was in the best interest of CII’s clients. Based on its review, the SRC may accept or override the decision, or determine another course of action. The SRC is comprised of senior representatives from CII’s and its institutional affiliates’ investment and legal groups and does not include representatives from the marketing department.

Any other proxy will be referred to the SRC if facts or circumstances warrant further review.

In cases where CII has discretion to vote proxies for shares issued by an affiliated mutual fund, CII will instruct that the shares be voted in the same proportion as votes cast by shareholders for whom CII does not have discretion to vote proxies.

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Allocating Votes for Co-Managed Portfolios

In cases where a portfolio is co-managed and a portfolio company is held by more than one of CII’s equity investment divisions, at CII’s discretion, proxies will be voted by (i) the equity investment division or divisions with the larger position in the portfolio company as of the record date for the shareholder meeting or (ii) all equity investment divisions based on their proportionate holding of the portfolio company; provided, however, in circumstances where voting proportionally by divisional holding is not possible (due to market restrictions, voting deadlines, or type of portfolio), the voting will be pursuant to clause (i) above.

Proxy Voting for Fund-of-Funds

With respect to voting proxies for fund-of-funds, if an underlying fund that is managed by CII or its affiliate has a shareholder meeting, CII will vote its shares in the underlying fund in the same proportion as the votes of the other shareholders of the underlying fund. To the extent CII should have to vote a proxy for the fund-of-funds’ portfolios that is not a proxy of an underlying fund, CII will vote in accordance with this Policy.

CII’s Proxy Voting Record

Upon client request, CII will provide reports of its proxy voting record as it relates to the securities held in the client’s account(s) for which CII has proxy voting authority.

Annual Assessment

CII will conduct an annual assessment of this proxy voting policy and related procedures and will notify clients for which it has proxy voting authority of any material changes to the policy.

Effective Date

This policy is effective as of 2 January 2019.

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NUVEEN ASSET MANAGEMENT, LLC

Proxy Voting Policies and Procedures

Effective Date: January 1, 2011, as last amended March 5, 2020

I.	General Principles

A.

Nuveen Asset Management, LLC (“NAM”) is an investment sub-adviser for certain of the Nuveen Funds (the “Funds”) and investment adviser for institutional and other separately managed accounts (collectively, with the Funds, “Accounts”). As such, Accounts may confer upon NAM complete discretion to vote proxies.[1]

B.

When NAM has proxy voting authority, it is NAM’s duty to vote proxies in the best interests of its clients (which may involve affirmatively deciding that voting the proxies may not be in the best interests of certain clients on certain matters). In voting proxies, NAM also seeks to enhance total investment return for its clients.

C.

If NAM contracts with another investment adviser to act as a sub-adviser for an Account, NAM may delegate proxy voting responsibility to the sub-adviser. Where NAM has delegated proxy voting responsibility, the sub-adviser will be responsible for developing and adhering to its own proxy voting policies, subject to oversight by NAM.

D.

NAM’s Proxy Voting Committee (“PVC”) provides oversight of NAM’s proxy voting policies and procedures, including (1) providing an administrative framework to facilitate and monitor the exercise of such proxy voting and to fulfill the obligations of reporting and recordkeeping under the federal securities laws; and (2) approving the proxy voting policies and procedures.

II.	Policies

The PVC after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of clients, has approved and adopted the proxy voting policies (“Policies”) of Institutional Shareholder Services, Inc. (“ISS”), a leading national provider of proxy voting administrative and research services.2 As a result, such Policies set forth NAM’s positions on recurring proxy issues and criteria for addressing non-recurring issues. These Policies are reviewed periodically by ISS, and therefore are subject to change. Even though it has adopted the Policies as drafted by ISS, NAM maintains the fiduciary responsibility for all proxy voting decisions.

III.	Procedures

A.

Supervision of Proxy Voting. Day-to-day administration of proxy voting may be provided internally or by a third-party service provider, depending on client type, subject to the ultimate oversight of the PVC. The PVC shall supervise the relationships with NAM’s proxy voting services, ISS. ISS apprises Nuveen Global Operations (“NGO”) of shareholder meeting dates, and casts the actual proxy votes. ISS also provides research on proxy proposals and voting recommendations. ISS serves as NAM’s proxy voting record keepers and generate reports on how proxies were voted. NGO periodically reviews communications from ISS to determine whether ISS voted the correct amount of proxies, whether the votes were cast in a timely manner, and whether the vote was in accordance with the Policies or NAM’s specific instructions

[1]

NAM does not vote proxies where a client withholds proxy voting authority, and in certain non-discretionary and model programs NAM votes proxies in accordance with its Policies in effect from time to time. Clients may opt to vote proxies themselves, or to have proxies voted by an independent third party or other named fiduciary or agent, at the client’s cost.

[2]	ISS has separate polices for Taft Hartley plans and it is NAM’s policy to apply the Taft Hartley polices to accounts that are Taft Hartley plans and have requested the application of such policies.

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B.	General Avoidance of Conflicts of Interest.

1.	NAM believe that most conflicts of interest faced by NAM in voting proxies can be avoided by voting in accordance with the Policies. Examples of such conflicts of interest are as follows:[3]

a.	The issuer or proxy proponent (e.g., a special interest group) is TIAA- CREF, the ultimate principal owner of NAM, or any of its affiliates.

b.

The issuer is an entity in which an executive officer of NAM or a spouse or domestic partner of any such executive officer is or was (within the past three years of the proxy vote) an executive officer or director.

c.

The issuer is a registered or unregistered fund or other client for which NAM or another affiliated adviser has a material relationship as investment adviser or sub-adviser (e.g., Nuveen Funds and TIAA Funds) or an institutional separate account.

d.	Any other circumstances that NAM is aware of where NAM’s duty to serve its clients’ interests, typically referred to as its “duty of loyalty,” could be materially compromised.

2.

To further minimize this risk, Compliance will review ISS’ conflict avoidance policy at least annually to ensure that it adequately addresses both the actual and perceived conflicts of interest ISS may face.

3.

In the event that ISS faces a material conflict of interest with respect to a specific vote, the PVC shall direct ISS how to vote. The PVC shall receive voting direction from appropriate investment personnel. Before doing so, the PVC will consult with Legal to confirm that NAM faces no material conflicts of its own with respect to the specific proxy vote.

4.

Where ISS is determined to have a conflict of interest, or NAM determines to override the Policies and is determined to have a conflict, the PVC will recommend to NAM’s Compliance Committee or designee a course of action designed to address the conflict. Such actions could include, but are not limited to:

a.	Obtaining instructions from the affected client(s) on how to vote the proxy;

b.	Disclosing the conflict to the affected client(s) and seeking their consent to permit NAM to vote the proxy;

c.	Voting in proportion to the other shareholders;

d.

Recusing the individual with the actual or potential conflict of interest from all discussion or consideration of the matter, if the material conflict is due to such person’s actual or potential conflict of interest; or

e.	Following the recommendation of a different independent third party.

5.

In addition to all of the above-mentioned and other conflicts, the Head of Equity Research, NGO and any member of the PVC must notify NAM’s Chief Compliance Officer (“CCO”) of any direct, indirect or perceived improper influence exerted by any employee, officer or director of TIAA or its subsidiaries with regard to how NAM should vote proxies. NAM Compliance will investigate any such allegations and will report the findings to the PVC and, if deemed appropriate, to NAM’s Compliance Committee. If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers, or notification of the appropriate regulatory authorities. In all cases, NAM will not consider any improper influence in determining how to vote proxies, and will vote in the best interests of clients.

[3]

A conflict of interest shall not be considered material for the purposes of these Policies and Procedures with respect to a specific vote or circumstance if the matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

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C.

Proxy Vote Override. From time to time, a portfolio manager of an account (a “Portfolio Manager”) may initiate action to override the Policies’ recommendation for a particular vote. Any such override by a NAM Portfolio Manager (but not a sub-adviser Portfolio Manager) shall be reviewed by NAM’s Legal Department for material conflicts. If the Legal Department determines that no material conflicts exist, the approval of one member of the PVC shall authorize the override. If a material conflict exists, the conflict and, ultimately, the override recommendation will be rejected and will revert to the original Policies recommendation or will be addressed pursuant to the procedures described above under “Conflicts of Interest.”

In addition, the PVC may determine from time to time that a particular recommendation in the Policies should be overridden based on a determination that the recommendation is inappropriate and not in the best interests of shareholders. Any such determination shall be reflected in the minutes of a meeting of the PVC at which such decision is made.

D.	Securities Lending.

1.

In order to generate incremental revenue, some clients may participate in a securities lending program. If a client has elected to participate in the lending program then it will not have the right to vote the proxies of any securities that are on loan as of the shareholder meeting record date. A client, or a Portfolio Manager, may place restrictions on loaning securities and/or recall a security on loan at any time. Such actions must be affected prior to the record date for a meeting if the purpose for the restriction or recall is to secure the vote.

2.

Portfolio Managers and/or analysts who become aware of upcoming proxy issues relating to any securities in portfolios they manage, or issuers they follow, will consider the desirability of recalling the affected securities that are on loan or restricting the affected securities prior to the record date for the matter. If the proxy issue is determined to be material, and the determination is made prior to the shareholder meeting record date the Portfolio Manager(s) will contact the Securities Lending Agent to recall securities on loan or restrict the loaning of any security held in any portfolio they manage, if they determine that it is in the best interest of shareholders to do so.

E.

Proxy Voting Records. As required by Rule 204-2 of the Investment Advisers Act of 1940, NAM shall make and retain five types of records relating to proxy voting; (1) NAM’s Policies; (2) proxy statements received for securities in client accounts; (3) records of proxy votes cast by NAM on behalf of clients accounts; (4) records of written requests from clients about how NAM voted their proxies, and written responses from NAM to either a written or oral request by clients; and (5) any documents prepared by the adviser that were material to making a proxy voting decision or that memorialized the basis for the decision. NAM relies on ISS to make and retain on NAM’s behalf certain records pertaining to Rule 204-2.

F.

Fund of Funds Provision. In instances where NAM provides investment advice to a fund of funds that acquires shares of affiliated funds or three percent or more of the outstanding voting securities of an unaffiliated fund, the acquiring fund shall vote the shares in the same proportion as the vote of all other shareholders of the acquired fund. If compliance with this procedure results in a vote of any shares in a manner different than the Policies’ recommendation, such vote will not require compliance with the Proxy Vote Override procedures set forth above.

G.

Legacy Securities. To the extent that NAM receives proxies for securities that are transferred into an account’s portfolio that were not recommended or selected by it and are sold or expected to be sold promptly in an orderly manner (“legacy securities”), NAM will generally refrain from voting such proxies. In such circumstances, since legacy securities are expected to be sold promptly, voting proxies on such securities would not further NAM’s interest in maximizing the value of client investments. NAM may agree to an account’s special request to vote a legacy security proxy, and would vote such proxy in accordance with the Policies.

H.

Terminated Accounts. Proxies received after the termination date of an account generally will not be voted. An exception will be made if the record date is for a period in which an account was under NAM’s discretionary management or if a separately managed account (“SMA”) custodian failed to remove the account’s holdings from its aggregated voting list.

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I.

Non-votes. NGO shall be responsible for obtaining reasonable assurance from ISS that it voted proxies on NAM’s behalf, and that any special instructions from NAM about a given proxy or proxies are submitted to ISS in a timely manner. It should not be considered a breach of this responsibility if NGO or NAM does not receive a proxy from ISS or a custodian with adequate time to analyze and direct to vote or vote a proxy by the required voting deadline.

NAM may determine not to vote proxies associated with the securities of any issuer if as a result of voting such proxies, subsequent purchases or sales of such securities would be blocked. However, NAM may decide, on an individual security basis that it is in the best interests of its clients to vote the proxy associated with such a security, taking into account the loss of liquidity. In addition, NAM may determine not to vote proxies where the voting would in NAM’s judgment result in some other financial, legal, regulatory disability or burden to the client (such as imputing control with respect to the issuer) or to NAM or its affiliates.

NAM may determine not to vote securities held by SMAs where voting would require the transfer of the security to another custodian designated by the issuer. Such transfer is generally outside the scope of NAM’s authority and may result in significant operational limitations on NAM’s ability to conduct transactions relating to the securities during the period of transfer. From time to time, situations may arise (operational or otherwise) that prevent NAM from voting proxies after reasonable attempts have been made.

J.	Review and Reports.

1.

The PVC shall maintain a review schedule. The schedule shall include reviews of the Policies and the policies of any Sub-adviser engaged by NAM, the proxy voting record, account maintenance, and other reviews as deemed appropriate by the PVC. The PVC shall review the schedule at least annually.

2.

The PVC will report to NAM’s Compliance Committee with respect to all identified conflicts and how they were addressed. These reports will include all accounts, including those that are sub-advised. NAM also shall provide the Funds that it sub-advises with information necessary for preparing Form N-PX.

K.

Vote Disclosure to Clients. NAM’s institutional and SMA clients can contact their relationship manager for more information on NAM’s Policies and the proxy voting record for their account. The information available includes name of issuer, ticker/CUSIP, shareholder meeting date, description of item and NAM’s vote.

IV.	Responsible Parties

PVC

NGO

NAM Compliance

Legal Department

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ALLSPRING GLOBAL INVESTMENTS, LLC

Proxy Voting Policies and Procedures

EFFECTIVE AS OF MARCH 1, 2022

Allspring Global Investments (Allspring) Stewardship

As fiduciaries, we are committed to effective stewardship of the assets we manage on behalf of our clients. To us, good stewardship reflects responsible, active ownership and includes both engaging with investee companies and voting proxies in a manner that we believe will maximize the long-term value of our investments.

Scope of Policies and Procedures

In conjunction with the Allspring Engagement Policy, these Proxy Voting Policies and Procedures (“Policies and Procedures”) set out how Allspring complies with applicable regulatory requirements in respect of how we exercise voting rights when we invest in shares traded on a regulated market on behalf of a client.

With respect to client accounts of Allspring Funds Management, LLC (“Allspring Funds Management”) this includes, among others, Allspring Funds Trust, Allspring Master Trust, Allspring Variable Trust, Allspring Global Dividend Opportunity Fund, Allspring Income Opportunities Fund, Allspring Multi-Sector Income Fund, Allspring Utilities and High Income Fund (the “Trusts”). It also includes Allspring (Lux) Worldwide Fund and Allspring Worldwide Alternative Fund SICAV-SIF, both domiciled in Luxembourg (the “Luxembourg Funds”). Aside from the investment funds managed by Funds Management, Allspring also offers medium term note programs, managed for issuers of such notes domiciled in Luxembourg. Hereafter, all series of the Trusts, and all such Trusts not having separate series, and all sub-funds of the Luxembourg Funds, as well as the MTN issuers, are referred to as the “Investment Products”. In addition, these Policies and Procedures are used to determine how to vote proxies for the assets managed on behalf of Allspring’s other clients. Not all clients delegate proxy voting authority to Allspring. Allspring will not vote proxies or provide advice to clients on how to vote proxies in the absence of specific delegation of authority, a pre-existing contractual agreement, or an obligation under applicable law (e.g., securities that are held in an investment advisory account for which Allspring exercises no investment discretion are not voted by Allspring).

Luxembourg Products

Allspring Global Investments Luxembourg S.A. (“Allspring Luxembourg”) has delegated the portfolio management of the Luxembourg Funds it manages to Allspring and the responsibility for exercising voting rights in conjunction with such delegation; as such, these Policies and Procedures shall apply to the portfolio management of the Allspring (Lux) Worldwide Fund. The respective portfolio management may also delegate the responsibility for exercising voting rights to the Proxy Voting Vendor, with the prior consent of Allspring Luxembourg. Responsibility for exercising voting rights has also been delegated to Allspring with respect to the Allspring Worldwide Alternative Fund SICAV-SIF and to the MTN issuers.

Voting Philosophy

Allspring has adopted these Policies and Procedures to ensure that proxies are voted in the best interests of clients and Investment Product investors, without regard to any relationship that any affiliated person of Allspring or the Investment Product (or an affiliated person of such affiliated person) may have with the issuer. Allspring exercises its voting responsibility as a fiduciary with the goal of maximizing value to clients consistent with governing laws and the investment policies of each client. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, Allspring supports sound corporate governance practices at companies in which client assets are invested. Allspring has established an appropriate strategy determining when and how the voting rights related to the instruments held in portfolios managed are exercised, so that these rights are exclusively reserved to the relevant Investment Product and its investors.

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Proxy Administrator

Allspring’s Operations Department (“Proxy Administrator”) administers the proxy voting process. The Proxy Administrator, reports to Allspring’s Chief Operations Officer. The Proxy Administrator is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Policies and Procedures, including regular operational reviews, typically conducted on a weekly basis. The Proxy Administrator monitors third party voting of proxies to ensure it is being done in a timely and responsible manner, including review of scheduled vendor reports. The Proxy Administrator in conjunction with the Allspring Proxy Governance Committee reviews the continuing appropriateness of the Policies and Procedures set forth herein, and recommends revisions as necessary.

Third Party Proxy Voting Vendor

Allspring has retained a third-party proxy voting service, Institutional Shareholder Services Inc. (“ISS”), to assist in the implementation of certain proxy voting-related functions including: 1.) Providing research on proxy matters 2.) Providing technology to facilitate the sharing of research and discussions related to proxy votes 3.) Vote proxies in accordance with Allspring’s guidelines 4.) Handle administrative and reporting items 5.) Maintain records of proxy statements received in connection with proxy votes and provide copies/analyses upon request. Except in instances where clients have retained voting authority, Allspring retains the responsibility for proxy voting decisions.

Proxy Committee

Allspring Proxy Governance Committee

The Allspring Proxy Governance Committee shall be responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Policies and Procedures. The Allspring Proxy Governance Committee shall coordinate with Allspring Compliance to monitor ISS, the proxy voting agent currently retained by Allspring, to determine that ISS is accurately applying the Policies and Procedures as set forth herein and operates as an independent proxy voting agent. Allspring’s ISS Vendor Oversight process includes an assessment of ISS’ Policy and Procedures (“P&P”), including conflict controls and monitoring, receipt and review of routine performance-related reporting by ISS to Allspring and periodic onsite due diligence meetings. Due diligence meetings typically include: meetings with key staff, P&P related presentations and discussions, technology-related demonstrations and assessments, and some sample testing, if appropriate. The Allspring Proxy Governance Committee shall review the continuing appropriateness of the Policies and Procedures set forth herein. The Allspring Proxy Governance Committee may delegate certain powers and responsibilities to proxy voting working groups. The Allspring Proxy Governance Committee reviews and, in accordance with these Policies and Procedures, votes on issues that have been escalated from proxy voting working groups. Members of the Allspring Proxy Governance Committee also oversee the implementation of Allspring Proxy Governance Committee recommendations for the respective functional areas in Allspring that they represent.

Proxy Voting Due Diligence Working Group

Among other delegated matters, the proxy voting Due Diligence Working Group (‘DDWG’) in accordance with these Policies and Procedures, reviews and votes on routine proxy proposals that it considers under these Policies and Procedures in a timely manner. If necessary, the DDWG escalates issues to the Allspring Proxy Governance Committee that are determined to be material by the DDWG or otherwise in accordance with these Policies and Procedures. The DDWG coordinates with Allspring’s Investment Analytics and Compliance teams to review the performance and independence of ISS in exercising its proxy voting responsibilities.

Meetings; Committee Actions

The Allspring Proxy Governance Committee shall convene or act through written consent, including through the use of electronic systems of record, of a majority of Allspring Proxy Governance Committee members as needed and when discretionary voting determinations need to be considered. Any working group of the Allspring Proxy Governance Committee shall have the authority on matters delegated to it to act by vote or written consent, including through the use of electronic systems of record, of a majority of the working group members available at that time. The Allspring Proxy Governance Committee shall also meet quarterly to review the Policies and Procedures.

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Membership

Members are selected based on subject matter expertise for the specific deliverables the committee is required to complete. The voting members of the Allspring Proxy Governance Committee are identified in the Allspring Proxy Charter. Changes to the membership of the Allspring Proxy Governance Committee will be made only with approval of the Allspring Proxy Governance Committee. Upon departure from Allspring Global Investments, a member’s position on the Allspring Proxy Governance Committee will automatically terminate.

Voting Procedures

Unless otherwise required by applicable law,1 proxies will be voted in accordance with the following steps and in the following order of consideration:

1.

First, any voting items related to Allspring “Top-of-House” voting principles (as described below under the heading “Allspring Proxy Voting Principles/Guidelines”) will generally be voted in accordance with a custom voting policy with ISS (“Custom Policy”) designed to implement the Allspring’s Top-of-House voting principles.[2]

2.

Second, any voting items for meetings deemed of “high importance”[3] (e.g., proxy contests, significant transactions such as mergers and acquisitions) where ISS opposes management recommendations will be referred to the Portfolio Management teams for recommendation or the DDWG (or escalated to the Allspring Proxy Governance ~~-~~Committee) for case-by-case review and vote determination.

3.	Third, with respect to any voting items where ISS Sustainability Voting Guidelines[4] provide a different recommendation than ISS Standard Voting Guidelines, the following steps are taken:

a.	The Allspring Investment Analytics team[5] evaluates the matter for materiality and any other relevant considerations.

b.

If the Investment Analytics team recommends further review, the voting item is then referred to the Portfolio Management teams for recommendation or the DDWG (or escalated to the Allspring Proxy Governance Committee) for case-by-case review and vote determination.

c.	If the Investment Analytics team does not recommend further review, the matter is voted in accordance with ISS Standard Voting Guidelines.

4.	Fourth, any remaining proposals are voted in accordance with ISS Standard Voting Guidelines.[6]

[1]

Where provisions of the Investment Company Act of 1940 (the “1940 Act”) specify the manner in which items for any third party registered investment companies (e.g., mutual funds, exchange-traded funds and closed-end funds) and business development companies (as defined in Section 2(a)(48) of the 1940 Act) (“Third Party Fund Holding Voting Matters”) held by the Trusts or series thereof, Allspring shall vote the Third Party Fund Holding Voting Matter on behalf of the Trusts or series thereof accordingly.

[2]

The Allspring Proxy Governance Committee may determine that additional review of a Top-of-House voting matter is warranted. For example, voting matters for declassified boards or annual election of directors of public operating and holding companies that have certain long-term business commitments (e.g., developing proprietary technology; or having an important strategic alliance in place) may warrant referral to the DDWG (or escalation to the Proxy Governance Committee) for case-by-case review and vote determination.

[3]	The term “high importance” is defined as those items designated Proxy Level 6 or 5 by ISS, which include proxy contests and significant transactions such as mergers and acquisitions.
[4]

ISS’s Sustainability Voting Guidelines seeks to promote support for recognized global governing bodies encouraging sustainable business practices advocating for stewardship of environment, fair labor practices, non-discrimination, and the protection of human rights.

[5]

The Investment Analytics team comprises of approximately 35 team members, focused on equity and fixed income risk analytics, mutual fund risk analytics, counterparty risk analytics, model documentation, scientific learning and portfolio analytics (including portfolio characteristics, portfolio construction research, multi-asset class risk analytics, and ESG analytics). The team and its processes serve a similar function as an investment risk committee and reports into the Allspring Chief Investment Officer(s).

[6]	The voting of proxies for Taft Hartley clients may incorporate the use of ISS’s Taft Hartley voting guidelines.

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Commitment to the Principles of Responsible Investment

As a signatory to the Principles for Responsible Investment, Allspring has integrated certain material environmental, social, and governance factors into its investment processes, which includes the proxy process. As described under Voting Procedures above, Allspring considers ISS’s Sustainability Voting Guidelines as a point of reference in certain cases deemed to be material to a company’s long-term shareholder value.

Voting Discretion

In all cases, the Allspring Proxy Governance Committee (and any working group thereof) will exercise its voting discretion in accordance with the voting philosophy of these Policies and Procedures. In cases where a proxy item is forwarded by ISS to the Allspring Proxy Governance Committee or a working group thereof, the Allspring Proxy Governance Committee or its working group may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS or other independent sources; (ii) input from the investment sub-adviser responsible for purchasing the security; and (iii) information provided by company management and shareholder groups.

Portfolio Manager and Sub-Adviser Input

The Allspring Proxy Governance Committee (and any working group thereof) may consult with portfolio management teams and Fund sub-advisers on specific proxy voting issues as it deems appropriate. In addition, portfolio management teams or Fund sub-advisers may proactively make recommendations to the Allspring Proxy Governance Committee regarding any proxy voting issue. In this regard, the process takes into consideration expressed views of portfolio management teams and Fund sub-advisers given their deep knowledge of investee companies. For any proxy vote, portfolio management teams and Investment Product advisers and sub-advisers may make a case to vote against the ISS or Allspring Proxy Governance Committee’s recommendation (which is described under Voting Procedures above). Any portfolio management team’s or Investment Product adviser’s or sub-adviser’s opinion should be documented in a brief write-up for consideration by the DDWG who will determine, or escalate to the Allspring Proxy Governance Committee, the final voting decision.

Consistent Voting

Proxies will be voted consistently on the same matter when securities of an issuer are held by multiple client accounts unless there are special circumstances such as, for example, proposals concerning corporate actions such as mergers, tender offers, and acquisitions or as reasonably necessary to implement specified proxy voting guidelines as established by a client (e.g. Taft Hartley ISS Guidelines or custom proxy guidelines).

Governance and Oversight

Allspring Top-of-House Proxy Voting Principles/Guidelines.

The following reflects Allspring’s Top-of-House Voting Principles in effect as of the date of these Policies and Procedures. Allspring has put in place a custom voting policy with ISS to implement these voting principles.

We believe that Boards of Directors of investee companies should have strong, independent leadership and should adopt structures and practices that enhance their effectiveness. We recognize that the optimal board size and governance structure can vary by company size, industry, region of operations, and circumstances specific to the company.

•

We generally vote for the election of Directors in uncontested elections. We reserve the right to vote on a case-by-case basis when directors fail to meet their duties as a board member, such as failing to act in the best economic interest of shareholders; failing to maintain independent audit, compensation, nominating committees; and failing to attend at least 75% of meetings, etc.

•

We generally vote for an independent board that has a majority of outside directors who are not affiliated with the top executives and have minimal or no business dealings with the company to avoid potential conflicts of interests.

•	Generally speaking, we believe Directors serving on an excessive number of boards could result in time constraints and an inability to fulfill their duties.

•

We generally support adopting a declassified board structure for public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

Part II - C - 93

•

We generally support annual election of directors of public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

•

We believe a well-composed board should embody multiple dimensions of diversity in order to bring personal and professional experiences to bear and create a constructive debate of competing perspectives and opinions in the boardroom. Diversity should consider factors such as gender, ethnicity, and age as well as professional factors such as area of expertise, industry experience and geographic location.

We believe it is the responsibility of the Board of Directors to create, enhance, and protect shareholder value and that companies should strive to maximize shareholder rights and representation.

•

We believe that companies should adopt a one-share, one-vote standard and avoid adopting share structures that create unequal voting rights among their shareholders. We will normally support proposals seeking to establish that shareholders are entitled to voting rights in proportion to their economic interests

•

We believe that directors of public operating and holding companies be elected by a majority of the shares voted. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments. This ensures that directors of public operating and holding companies who are not broadly supported by shareholders are not elected to serve as their representatives. We will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections.

•	We believe a simple majority voting standard should be required to pass proposals. We will normally support proposals seeking to introduce bylaws requiring a simple majority vote.

•

We believe that shareholders who own a meaningful stake in the company and have owned such stake for a sufficient period of time should have, in the form of proxy access, the ability to nominate directors to appear on the management ballot at shareholder meetings. In general we support market-standardized proxy access proposals and we will analyze them based on various criteria such as threshold ownership levels, a minimum holding period, and the % and/or number of directors that are subject to nomination.

•

We believe that shareholders should have the right to call a special meeting and not wait for company management to schedule a meeting if there is sufficiently high shareholder support for doing so on issues of substantial importance. In general we support the right to call a special meeting if there is balance between a reasonable threshold of shareholders and a hurdle high enough to also avoid the waste of corporate resources for narrowly supported interests. We will evaluate the issues of importance on the basis of serving all shareholders well and not structured for the benefit of a dominant shareholder over others.

Practical Limitations to Proxy Voting

While Allspring uses its reasonable best efforts to vote proxies, in certain circumstances, it may be impractical or impossible for Allspring to vote proxies (e.g., limited value or unjustifiable costs).

Securities on Loan

As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, as it relates to portfolio holdings of the Investment Products, if the Allspring Proxy Governance Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (e.g., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

Share Blocking

Proxy voting in certain countries requires ‘share blocking’. Shareholders wishing to vote their proxies must deposit their shares with a designated depository before the date of the meeting. Consequently, the shares may not be sold in the period preceding the proxy vote. Absent compelling reasons, Allspring believes that the benefit derived from voting these shares is outweighed by the burden of limited trading. Therefore, if share blocking is required in certain markets, Allspring will not participate and will refrain from voting proxies for those clients impacted by share blocking.

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Conflicts of Interest

We always seek to place the interests of our clients first and to identify and manage any conflicts of interest, including those that arise from proxy voting or engagement. Allspring acts as a fiduciary with respect to its asset management activities and therefore we must act in the best interest of our clients and address conflicts that arise.

Conflicts of interest are identified and managed through a strict and objective application of our voting policy and procedures. Allspring may have a conflict of interest regarding a proxy to be voted upon if, for example, Allspring or its affiliates (such as a sub-adviser or principal underwriter) have other relationships with the issuer of the proxy. This type of conflict is generally mitigated by the information barriers between Allspring and its affiliates and our commitment as a fiduciary to independent judgement. However, when the Allspring Proxy Governance Committee becomes aware of a conflict of interest (that gets uncovered through the Allspring Proxy Voting Policy and Procedures), it takes additional steps to mitigate the conflict, by using any of the following methods:

1.	Instructing ISS to vote in accordance with its recommendation;

2.	Disclosing the conflict to the relevant Board and obtaining its consent before voting;

3.	Submitting the matter to the relevant Board to exercise its authority to vote on such matter;

4.	Engaging an independent fiduciary who will direct the vote on such matter,

5.	Consulting with Legal and Compliance and, if necessary, outside legal counsel for guidance on resolving the conflict of interest,

6.	Voting in proportion to other shareholders (“mirror voting”) following consultation with the Board of the Funds if the conflict pertains to a matter involving a portfolio holding of the Funds; or

7.	Voting in other ways that are consistent with Allspring’s obligation to vote in the best interests of its clients.

Vendor Oversight

The Allspring Proxy Administrator monitors the ISS proxy process against specific criteria in order to identify potential issues relating to account reconciliation, unknown and rejected ballot reviews, upcoming proxy reviews, share reconciliation oversight, etc. With respect to ISS’s management of its potential conflicts of interest with corporate issuers, ISS provides institutional clients such as Allspring with its “Policy and disclosure of Significant ISS Relationships” and tools to provide transparency of those relationships.

Other Provisions

Policy Review and Ad Hoc Meetings

The Allspring Proxy Governance Committee meets at least annually to review this Policy and consider any appropriate changes. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of Proxy Administrator, any member of the Allspring Proxy Governance Committee, or Chief Compliance Officer. The Allspring Proxy Governance Committee includes representation from Portfolio Management, Operations, Investment Analytics and, in a non-voting consultative capacity, Compliance.

Records Retention

The Allspring Proxy Administrator will maintain the following records relating to the implementation of the Policies and Procedures:

•	A copy of these proxy voting policies and procedures;

•	Proxy statements received for client securities (which will be satisfied by relying on ISS);

•	Records of votes cast on behalf of Investment Products and separate account clients (which ISS maintains on behalf of Allspring); and

•	Any documents prepared by Allspring or ISS that were material to making a proxy voting decision.

Such proxy voting books and records shall be maintained at an office of Allspring in an easily accessible place for a period of six years.

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Compliance with Regional Regulations and Client Delegation Arrangements

U.S. Regulation

These Policies and Procedures have been written in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940. Proxy voting records for Allspring’s mutual funds are disclosed on Form N-PX annually, as required by Section 30 and Rule 30b1-4 of the Investment Company Act of 1940, to the Securities and Exchange Commission (“SEC”).

E.U. Regulation

These Policies and Procedures have been established, implemented and maintained, as they apply to Allspring Luxembourg and Allspring Global Investments (UK) Limited, in accordance the EU Shareholder Rights Directive II (EU 2017/828) (SEF II). Specific to Allspring Luxembourg, the Policies and Procedures also comply with Article 23 of CSSF Regulation No. 10-4, and the CSSF Circular 18/698.

Disclosure of policies and procedures

A summary of the proxy voting policy and procedures are disclosed on Allspring’s website.

In addition, Allspring will disclose to its separate clients (i.e. proxy votes for assets managed on behalf of Allspring’s other clients as per a delegation arrangement) a summary description of its proxy voting policy and procedures via mail.

Disclosure of proxy voting results

Allspring will provide to clients proxy statements and any records as to how Allspring voted proxies on behalf of clients, quarterly or upon request. For assistance, clients may contact their relationship manager, call Allspring at 1-800-259-3305 or e-mail: allspring.clientadministration@asllspring-global.com to request a record of proxies voted on their behalf.

Allspring will publish high-level proxy voting statistics in periodic reports. However, except as otherwise required by law, Allspring has a general policy of not disclosing to any issuer specific or third party how its separate account client proxies are voted.

Approved by the Allspring Proxy Governance Committee: March 1, 2022

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LORD, ABBETT & CO. LLC

March 2021

The information contained herein is the property of Lord Abbett and may not copied, or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) outside of Lord Abbett without prior written permission.

Part II - C - 101

Using Our Voice

Lord Abbett is guided by the higher purpose expressed in our shared mission: Securing a sustainable future for our clients, our people, and our world. For the clients we proudly serve, this means we invest to support their values, make an impact, and provide financial security. With this higher purpose as our north star and our fiduciary responsibilities foremost in mind, we are committed to using our voice as investors.

Our investment approach is rooted in fundamental research, which views environmental, social, and governance (ESG) factors as a major input that has taken on greater importance, particularly during the COVID-19 pandemic. We are fully committed to holding ourselves—and the companies in which we invest—accountable. Moreover, as investors, we have found that our voice carries weight, and we intend to lean in and engage with companies on the crucial issues of sustainability. One significant way for us to use our voice is through proxy voting, which is a key lever in influencing and signaling our position to companies on ESG and other key issues.

In March 2020, we established Lord Abbett’s Investment Stewardship Council, whose members actively engage with our research analysts and portfolio managers to fully integrate ESG factors into our investment decision-making process. To ensure that our approach to proxy voting is thoughtful and consistent, all decisions are informed by the collaborate efforts between our Stewardship team, the relevant Investment teams, and the Investment Stewardship Council.

The proxy voting procedures that follow represent our deep commitment to using the power of our voice as active investors in our continued efforts to secure a sustainable future for the benefit of all stakeholders.

Sincerely,

Douglas. B. Sieg

Managing Partner

Part II - C - 102	2

Part II - C - 103	3

Introduction

Intent

Proxy Voting at Lord Abbett is guided by our mission: Securing a sustainable future for our clients, our people, and our world. This mission is the cornerstone of our global corporate citizenship and investment efforts, including our approach to proxy voting. Lord Abbett is committed to driving positive change as a firm through our global corporate citizenship initiatives, and as investors, through our engagement and proxy voting practices. The intent of this policy is to communicate our expectations on key proxy topics and provide an overview of how Lord Abbett evaluates proxy voting issues in alignment with our mission.

Active Ownership

Active ownership is the process whereby Lord Abbett engages directly with an investee company’s management to understand, influence, or exchange perspectives on issues, including proxy voting issues. Active ownership is an integral part of identifying companies with strong corporate governance and avoiding the adverse effects associated with poor environmental and social practices. Engagement with issuers informs Lord Abbett’s proxy voting decision-making and can drive positive changes to influence long-term sustainable performance.

Looking Ahead

We remain committed to using our voice as investors. Moving forward, consideration of ESG factors will continue to play a growing role in our investment analysis across all of our investment strategies and portfolios. We will also continue to use proxy voting as a key lever in communicating our position to companies on ESG and other issues. As we advance on our journey, we expect our approach to evolve over time—always guided by our higher purpose.

Part II - C - 104	4

Proxy Voting Policies

Environmental, Social, and Governance (ESG)

Proposals related to environmental, social, and governance (ESG) issues are typically initiated by shareholders and urge a company to disclose certain information or change certain business practices.

Lord Abbett believes ESG factors may impact long-term financial performance and can represent significant risks and costs to a business. We believe that well-developed policies and disclosures can help identify and mitigate risks and costs associated with ESG issues. We encourage companies to be transparent about ESG issues and adopt policies and processes to assist in managing risks and opportunities associated with these factors. Lord Abbett generally favors the disclosure of material data and metrics related to the risks and opportunities associated with ESG factors, including detailed disclosure of internal ESG policies. We believe companies that are best positioned to manage the risks and opportunities associated with ESG factors will increase their potential to deliver superior long-term shareholder value.

Lord Abbett evaluates all proxy proposals based on their potential effect on shareholder value. Lord Abbett will vote for proposals related to ESG factors that we believe ask for useful disclosure or positive changes to business practices. We will vote against proposals we believe are unduly burdensome or impose substantial costs on a company with no countervailing economic benefits to the company’s shareholders. We evaluate proposals involving ESG matters on a case-by-case basis, understanding that ESG risks and opportunities can vary greatly by industry and company. As a result, Lord Abbett may vote similar proposals differently based on the particular facts and circumstances.

Lord Abbett routinely utilizes issuer engagement to inform proxy voting decisions on ESG proposals and will pay particular attention to highly controversial issues, as well as instances where management has failed repeatedly to take corrective actions with respect to an issue.

Part II - C - 105	5

Diversity

Lord Abbett believes that diversity is a vital component in the long-term, sustainable success of companies. We believe that organizations with inclusive environments that embrace a diversity of thought, background, and experience are more successful in attracting and retaining talent, as well as more agile, more impactful, and better-prepared for the future. Given the importance of diversity, Lord Abbett expects and encourages companies to have clear equal employment opportunity or diversity policies to facilitate diversity within an organization. Lord Abbett also encourages the disclosure of workforce diversity metrics consistent with data provided on EEO-1 reports or other comparable data.

Lord Abbett generally supports proposals requesting additional disclosure of diversity initiatives or workforce diversity metrics. In evaluating diversity-related proposals, Lord Abbett will consider current company disclosures, peer disclosures, diversity-related controversies, and a company’s overall approach to ESG, among other factors.

Climate

Lord Abbett believes that climate change represents long-term risks to both the physical world and individual companies’ long-term performance. Lord Abbett incorporates risks associated with climate change into our investment process and encourages companies to publicly disclose material data related to climate change. We believe that companies should clearly address how their businesses may be impacted by climate change and disclose steps they are taking to mitigate climate risks associated with their business activities. Further, we encourage the disclosure of greenhouse gas (GHG) emissions and adoption of GHG reduction targets in carbon-intensive industries.

Lord Abbett generally supports proposals that request that a company disclose GHG emissions or report on plans to reduce a company’s total contribution to climate change. In evaluating climate-related proposals, Lord Abbett will consider current company disclosures, a company’s overall contributions to climate change, GHG reduction goals, peer disclosures, and other climate-related commitments and disclosures, among other factors.

Political Contributions and Lobbying

Lord Abbett recognizes that companies may engage in the political process within legal limits to help shape public policy consistent with a company’s strategy. While Lord Abbett understands the rationale for involvement in certain political activities, we encourage transparency in the process; specifically, Lord Abbett encourages the disclosure of oversight mechanisms related to political contributions and lobbying processes, including board oversight.

Lord Abbett will vote proposals related to political contributions and lobbying on a case-by-case basis. In evaluating these proposals, Lord Abbett will consider the current level of disclosure, previous litigation or controversies, peer disclosure, and reputational or legal risks, among other factors.

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Board of Directors

The board of directors of a company oversees all aspects of the company’s business. Companies and, under certain circumstances, their shareholders, may nominate directors for election by shareholders. In evaluating the candidacy of a director nominee to the board of a company, Lord Abbett will consider the following factors, among others: (1) the nominee’s experience, qualifications, attributes, and skills, as disclosed in the company’s proxy statement; (2) the composition of the board and its committees, including overall board diversity; (3) whether the nominee is independent of the company’s management; (4) the nominee’s board meeting attendance; (5) the nominee’s history of representing shareholder interests on the company’s board or other boards; (6) the total number of outside board positions held by a nominee; (7) the nominee’s investment in the company; (8) the company’s long-term performance relative to a market index; and (9) takeover activity. In evaluating an audit, nominating, governance, or compensation committee nominee’s candidacy, Lord Abbett will consider additional factors related to the specific committee’s oversight responsibilities. Lord Abbett may withhold votes for some or all of a company’s director nominees on a case-by-case basis.

Board Diversity

Lord Abbett believes that diverse and inclusive companies are better positioned for long-term, sustainable success. We believe it is important that a company’s tone on diversity and inclusion be set at the top, including maintaining a diverse board of directors. Diversity is multidimensional, and we encourage the consideration of a wide range of diverse characteristics within board composition, including: age, disabilities, education, ethnicity, gender, military service, race, religion, sexual orientation and skills, among other factors.

Lord Abbett will consider voting against the nominating committee or other relevant directors if there are no women on the board and no plan has been articulated to diversify board membership. Lord Abbett will consider our engagement history with a company and vote on a case-by-case basis if we have engaged with the company and they have articulated a plan for facilitating diversity on the board.

Lord Abbett believes strongly in the value of transparency and believes that reliable and consistent information is necessary to make informed investment decisions. To that end, Lord Abbett encourages the reporting of board diversity statistics, including racial and ethnic diversity, in a clear, consistent manner.

Overboarding

Lord Abbett believes that director nominees should be able to dedicate sufficient time to each of the companies they represent in order to fully execute their board oversight responsibilities. We believe it is important that directors not be “overboarded” to avoid excessive time-commitments and provide consistent contributions to all boards on which they serve. Lord Abbett may vote against that we feel are “overboarded”, and will consider voting against director nominees if they sit on more than five public company boards, or if they are an active CEO that sits on more than two outside public company boards.

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Governance Structure

Lord Abbett may consider a vote against certain director nominees at companies that have material governance shortcomings, including those implemented at the time of IPO, with no articulated plan to sunset certain provisions. Governance shortcomings may include dual-class voting structures, classified boards, or supermajority vote standards, among others.

Environmental and Social Factors

Lord Abbett may consider a vote against certain director nominees at companies that have material ESG shortcomings, such as unmitigated climate risks that the company and its board have failed to address.

Majority Voting

Lord Abbett generally favors a majority voting standard, under which director nominees are elected by an affirmative majority of the votes cast. We will generally support proposals that seek to adopt a majority voting standard.

Board Classification

Lord Abbett generally believes that directors should be elected annually, and we will typically support proposals that seek to remove a classified board structure. When evaluating board classification proposals, Lord Abbett may consider the following factors, among others: (1) the company’s long-term strategic plan; (2) the extent to which continuity of leadership is necessary to advance that plan; and (3) the need to guard against takeover attempts.

Board Independence

Lord Abbett believes that independent board oversight is key to the long-term sustainable success of a company and believes that a majority of board members should be independent from the company. An independent director is one who serves on a company’s board but is not employed by the company or affiliated with it in any other capacity. While company boards may apply different standards in assessing director independence, including any applicable standards prescribed by stock exchanges and the federal securities laws, a director generally is determined to qualify as independent if the director does not have any material relationship with the company (either directly or indirectly) based on all relevant facts and circumstances. Material relationships can include employment, business, and familial relationships, among others. Lord Abbett may vote against non-independent board nominees if their election would cause a majority of board members to be non-independent.

Independent Board Chair

Proponents of proposals to require independent board chair seek to enhance board accountability and mitigate a company’s risk-taking behavior by requiring that the role of the chair of the company’s board of directors be filled by an independent director. Lord Abbett votes on a case-by-case basis on proposals that call for an independent board chair, and will consider a variety of factors, including if we believe that a company’s governance structure promotes independent oversight through other means, such as a lead director, a board composed of a majority of independent directors, or independent board committees. In evaluating independent chair proposals, we will focus in particular on the presence of a lead director, who is an independent director designated by a board with a non-independent chair to serve as the primary liaison between company management and the independent directors and act as the independent directors’ spokesperson.

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Compensation and Benefits

Lord Abbett pays particular attention to the nature and amount of compensation paid by a company to its executive officers and other employees. Lord Abbett believes that because a company has exclusive knowledge of material information not available to shareholders regarding its business, financial condition, and prospects, the company itself usually is in the best position to make decisions about compensation and benefits. However, we believe that companies should provide detailed disclosure of their compensation practices to allow investors to properly analyze the effectiveness and appropriateness of the company’s compensation structure.

Lord Abbett reviews all issues related to compensation on a case-by-case basis, and may oppose management if: (1) we deem a company’s compensation to be excessive or inconsistent with its peer companies’ compensation; (2) we believe a company’s compensation measures do not foster a long-term focus among its executive officers and other employees; or (3) we believe a company has not met performance expectations, among other reasons.

Advisory Vote on Executive Compensation

“Say-on-pay” proposals give shareholders a nonbinding vote on executive compensation and serve as a means of conveying to company management shareholder concerns, if any, about executive compensation. Lord Abbett will evaluate say-on-pay proposals on a case-by-case basis and will consider a variety of factors in evaluating compensation, including if we believe that compensation has been excessive or not properly aligned with long-term performance. Lord Abbett places a high value on

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engagement with companies, and we will consider if direct feedback to management about compensation has resulted in any changes when voting on compensation proposals. Lord Abbett generally prefers that say-on-pay proposals occur on an annual basis.

Equity Compensation Plans

Equity compensation plans are intended to reward an executive’s performance through various stock-based incentives and should be designed to align an executive’s compensation with a company’s long-term performance. Lord Abbett will vote on equity compensation plans on a case-by-case basis, and in evaluating such proposals we will consider the following factors, among others: (1) whether or to what extent the plan has any potential to dilute the voting power or economic interests of other shareholders; (2) the rate at which a company grants equity awards; (3) the features of the plan and costs associated with it; (4) whether the plan allows for repricing or replacement of underwater stock options; and (5) quantitative data regarding compensation ranges by industry and company size. We carefully scrutinize any proposed repricing or replacement of underwater stock options, taking into consideration the stock’s volatility, management’s rationale for the repricing or replacement, the new exercise price, and any other factors we deem relevant.

Clawback Provisions

Lord Abbett believes that clawback provisions generally encourage executive accountability and help mitigate a company’s risk-taking behavior. Lord Abbett will evaluate proposals to require clawback provisions on a case-by-case basis and will consider a variety of factors, including concerns about the amount of compensation paid to the executive, the executive’s or the company’s performance, or accounting irregularities, among other factors we may deem relevant.

Tax Gross-ups

Lord Abbett generally favors adoption of anti-tax gross-up policies, which limit payments by a company to an executive intended to reimburse some or all of the executive’s tax liability with respect to compensation, perquisites, and other benefits.

Severance Agreements

Severance or so-called “golden parachute” payments are sometimes made to departing executives after termination or upon a company’s change in control. Lord Abbett will consider severance arrangements in the overall evaluation of executive compensation and may scrutinize cases in which benefits are especially lucrative, granted despite the executive’s or the company’s poor performance, or materially amended shortly before a triggering event.

Employee Stock Purchase Plans

Employee stock purchase plans permit employees to purchase company stock at discounted prices and, under certain circumstances, receive favorable tax treatment when they sell the stock. Lord Abbett will vote on a case-by-case basis on employee stock purchase plans and will consider overall incentive structure and any dilutive effects of such plans, among other factors.

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Shareholder Rights

Proxy access

Proxy access proposals advocate permitting shareholders to have their nominees for election to a company’s board of directors included in the company’s proxy statement in opposition to the company’s own nominees. Proxy access initiatives enable shareholders to nominate their own directors without incurring the often substantial cost of preparing and mailing a proxy statement, making it less expensive and easier for shareholders to challenge incumbent directors. Lord Abbett votes on a case-by-case basis and will evaluate proposals that seek to allow proxy access based on the merits of each situation. Similarly, Lord Abbett evaluates proposals that seek to amend the terms of an already existing proxy access by-law (“proxy fix-it” proposals) on a case-by-case basis, but may vote against these proposals if the existing proxy access by-law has reasonable provisions already in place.

Shareholder Rights Plans

Shareholder rights plans or “poison pills” are a mechanism of defending a company against takeover efforts. Poison pills allow current shareholders to purchase stock at discounted prices or redeem shares at a premium after a takeover, effectively making the company more expensive and less attractive to potential acquirers. Lord Abbett believes that poison pills can serve to entrench management and discourage takeover offers that may be attractive to share- holders; therefore, we generally vote in favor of proposals to eliminate poison pills and proposals to require that companies submit poison pills for shareholder ratification. In evaluating a poison pill proposal, however, Lord Abbett may consider the following factors, among others: (1) the duration of the poison pill; (2) whether we believe the poison pill facilitates a legitimate business strategy that is likely to enhance shareholder value; (3) our level of confidence in management; (4) whether we believe the poison pill will be used to force potential acquirers to negotiate with management and assure a degree of stability that will support good long-range corporate goals; and (5) the need to guard against takeover attempts.

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Rights to Call Special Shareholder Meetings

Lord Abbett typically supports the right to call special shareholder meetings and in evaluating such a proposal, will consider the following factors, among others: (1) the stock ownership threshold required to call a special meeting; (2) the purposes for which shareholders may call a special meeting; (3) whether the company’s annual meetings offer an adequate forum in which shareholders may raise their concerns; and (4) the anticipated economic impact on the company of having to hold additional shareholder meetings. Similarly, Lord Abbett evaluates proposals that seek to amend the terms of an already existing special meeting right on a case-by-case basis but may vote against these proposals if the existing provision has a reasonable threshold in place.

Rights to Act by Written Consent

Lord Abbett votes on a case-by-case basis on proposals requesting rights to act by written consent, though may vote against these proposals if the company already grants shareholders the right to call special shareholder meetings at a reasonable threshold.

Supermajority Vote Requirements

A proposal that is subject to a supermajority vote must receive the support of more than a simple majority in order to pass. Supermajority vote requirements can have the effect of entrenching management by making it more difficult to effect change regarding a company and its corporate governance practices. Lord Abbett typically supports shareholders’ ability to approve or reject proposals based on a simple majority vote and will generally vote for proposals to remove supermajority vote requirements and against proposals to add them.

Cumulative Voting

Under cumulative or proportional voting, each shareholder is allotted a number of votes equal to the number of shares owned multiplied by the number of directors to be elected. This voting regime strengthens the voting power of minority shareholders because it enables shareholders to cast multiple votes for a single nominee. Lord Abbett believes that a shareholder or group of shareholders using this technique to elect a director may seek to have the director represent a narrow special interest rather than the interests of the broader shareholder population. Accordingly, we generally vote against cumulative voting proposals.

Confidential Voting

Lord Abbett believes that confidential voting allows shareholders to vote without fear of retribution or coercion based on their views. Thus, we generally support proposals that seek to preserve shareholders’ anonymity.

Reimbursing Proxy Solicitation Expenses

Lord Abbett votes on a case-by-case basis on shareholder proposals to require a company to reimburse reasonable expenses incurred by one or more shareholders in a successful proxy contest.

Transacting other business

Lord Abbett believes that proposals to allow shareholders to transact other business at a meeting may deprive other shareholders of sufficient time and information needed to carefully evaluate the relevant business issues and determine how to vote with respect to them. Therefore, Lord Abbett typically votes against such proposals.

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Corporate Matters

Charter Amendments

A company’s charter documents, which may consist of articles of incorporation or a declaration of trust and bylaws, govern the company’s organizational matters and affairs. Lord Abbett considers proposals related to charter amendments on a case-by-case basis to the extent they are not explicitly covered by these guidelines.

Capital Structure

A company may propose amendments to its charter documents to change the number of authorized shares or create new classes of stock. Lord Abbett will generally support proposals to increase a company’s number of authorized shares if the company has articulated a clear and reasonable purpose for the increase (for example, to facilitate a stock split, merger, acquisition, or restructuring). However, we generally oppose share capital increases that would have a substantial dilutive effect.

Lord Abbett generally believes that all shares should have equal voting rights at publicly traded companies. Lord Abbett will generally oppose proposals to create a new class of stock with superior voting rights, and will typically vote for proposals to eliminate a dual or multi-class voting structure.

Reincorporation

We generally follow management’s recommendation regarding proposals to change a company’s state of incorporation, although we consider the rationale for the reincorporation and the financial, legal, and corporate governance implications of the reincorporation. We will vote against reincorporation proposals that we believe contravene shareholders’ interests.

Mergers, Acquisitions, and Restructurings

Lord Abbett views the decision to approve or reject a potential merger, acquisition, or restructuring as being equivalent to an investment decision. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the anticipated financial and operating benefits; (2) the offer price; (3) the prospects of the resulting company; and (4) any expected changes in corporate governance and their impact on shareholder rights.

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Auditors

Auditors are responsible for examining, correcting, and verifying the accuracy of a company’s financial statements. Lord Abbett believes that companies normally are in the best position to select their auditors. However, we will evaluate such proposals on a case-by-case basis and may consider any concerns about impaired independence, accounting irregularities, or failure of the auditors to act in shareholders’ best economic interests, among other factors we may deem relevant.

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Proxy Voting Process

Under the Investment Advisers Act of 1940, as amended, Lord Abbett acts as a fiduciary that owes each of its clients’ duties of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. This means that Lord Abbett is required to vote proxies in the manner we believe is in the best interests of each client, including the Lord Abbett Funds (the “Funds”) and their shareholders. We take a long-term perspective in investing our clients’ assets and employ the same perspective in voting proxies on their behalf. Accordingly, we tend to support proxy proposals that we believe are likely to maximize shareholder value over time, whether such proposals were initiated by a company or its shareholders.

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Overview

The Investment Stewardship Council (“ISC”) has governance over all forms of engagement, including proxy voting. The ISC consists of representatives from Investments, Client Services, and Corporate Services (Legal). One or more members of the ISC, hereinafter referred to as the “Proxy Group”, are appointed to oversee proxy voting mechanics on a day-to-day basis under the governance of the ISC as a whole. Proxy decisions are typically made by the Proxy Group in accordance with the policies and procedures described in this document and in consultation with the ISC and members of the Investment team. In select cases, proxy decisions are referred to the ISC as a whole for resolution.

Lord Abbett has implemented the following approach to the proxy voting process:

•

In cases where we deem any client’s position in a company to be material,1 the relevant investment team, in consultation with the ISC, is responsible for recommending how to vote the security. Once a voting decision has been made, the Proxy Group is responsible for submitting Lord Abbett’s vote.

•

In cases where we deem all clients’ positions in a company to be non-material, the Proxy Group is responsible for recommending how to vote the security and will seek guidance from the ISC, the relevant investment team, Legal or other resources.

•

When multiple investment teams manage one or more portfolios that hold the same voting security, the investment team that manages the largest number of shares of the security will be considered to have the dominant position. The investment team with the dominant position, in consultation with the ISC, will be responsible for determining a vote recommendation. Lord Abbett will vote all shares on behalf of all clients in accordance with that vote recommendation.

These guidelines provide a general summary of Lord Abbett’s views on specific proxy voting items. We reserve the flexibility to vote in a manner contrary to our general views on particular issues if we believe doing so is in the best interests of our clients, including the Funds and their shareholders. Many different specific types of proposals may arise under the broad categories discussed in this document, and it is not possible to contemplate every issue on which we may be asked to vote. Accordingly, we will vote on proposals concerning issues not expressly covered by these guidelines based on the specific factors that we believe are relevant. For institutional accounts managed on behalf of multi-employer pension or benefit plans, commonly referred to as “Taft-Hartley plans,” Lord Abbett generally will vote proxies in accordance with the Proxy Voting Guidelines issued by the AFL-CIO, rather than the guidelines described above, unless instructed otherwise by the client.

Retention and Oversight of Proxy Service Provider

Lord Abbett has retained an independent third party service provider (the “Proxy Service Provider”) to analyze proxy issues and recommend how to vote on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.2 While Lord Abbett takes into consideration the information and recommendations of the Proxy Service Provider, Lord Abbett votes all proxies based on its own proxy voting policies, including Lord Abbett’s conclusions regarding the best interests of the Funds, their shareholders, and other advisory clients, rather than basing decisions solely on the Proxy Service Provider’s recommendations.

[1]

We presently consider a position in a particular company to be material if: (1) it represents more than 1% of any client’s portfolio holdings and all clients’ positions in the company together represent more than 1% of the company’s outstanding shares; or (2) all clients’ positions in the company together represent more than 5% of the company’s outstanding shares. For purposes of determining materiality, we exclude shares held by clients with respect to which Lord Abbett does not have authority to vote proxies. We also exclude shares with respect to which Lord Abbett’s vote is restricted or limited due to super-voting share structures (where one class of shares has super-voting rights that effectively disenfranchise other classes of shares), vote limitation policies, and other similar measures. This definition of materiality is subject to change at our discretion.

[2]	Lord Abbett currently retains Institutional Shareholder Services Inc. as the Proxy Service Provider.

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Lord Abbett monitors the Proxy Service Provider’s capacity, competency, and conflicts of interest to ensure that Lord Abbett continues to vote proxies in the best interests of its clients. As part of its ongoing oversight of the Proxy Service Provider, Lord Abbett performs periodic due diligence on the Proxy Service Provider. The topics included in these due diligence reviews include conflicts of interest, methodologies for developing vote recommendations, and resources, among other things.

Conflicts of Interest

Lord Abbett is an independent, privately held firm with a singular focus on the management of money. Although Lord Abbett does not face the conflicts of interest inherent in being part of a larger financial institution, conflicts of interest nevertheless may arise in the proxy voting process. Such a conflict may exist, for example, when a client’s account holds shares of a company that also is a client of Lord Abbett. We have adopted safeguards designed to ensure that conflicts of interest are identified and resolved in our clients’ best interests rather than our own. These safeguards include, but are not limited to, the following:

•

Lord Abbett has implemented special voting measures with respect to companies for which one of the Funds’ independent directors/trustees also serves on the board of directors or is a nominee for election to the board of directors. If a Fund owns stock in such a company, Lord Abbett will notify the Funds’ Proxy Committee3 (the “Proxy Committee”) and seek voting instructions from the Committee only in those situations where Lord Abbett proposes not to follow the Proxy Service Provider’s recommendations. In these instances, if applicable, the independent director/trustee will abstain from any discussions and voting by the Funds’ Proxy Committee regarding the company.

•

Lord Abbett also has implemented special voting measures with respect to any company (including any subsidiary of a company or retirement plan sponsored by a company) that has a significant business relationship with Lord Abbett. For this purpose, a “significant business relationship” means: (1) a broker dealer firm that is responsible for one percent or more of the Funds’ total dollar amount of shares sold for the last 12 months; (2) a firm that is a sponsor firm with respect to Lord Abbett’s separately managed account business; (3) an institutional account client that has an investment management agreement with Lord Abbett; (4) an institutional investor that, to Lord Abbett’s knowledge, holds at least $5 million in shares of the Funds; and (5) a retirement plan client that, to Lord Abbett’s knowledge, has at least $5 million invested in the Funds.

If a Fund owns shares of a company with such a business relationship (“Conflict Shares”) and Lord Abbett seeks to vote contrary to the Proxy Service Provider’s recommendation, then Lord Abbett will notify the Funds’ Proxy Committee and seek voting instructions from the Committee members. Lord Abbett generally will vote conflict proposals pursuant to the instruction of a majority of Committee members, but will act on the instructions of less than a majority if less than a majority respond and all responding members approve Lord Abbett’s proposed votes on such proposals. In all other cases, Lord Abbett will vote the Funds’ Conflict Shares in accordance with the Proxy Service Provider’s recommendation. Lord Abbett periodically will report to the Funds’ Proxy Committee its record of voting the Funds’ Conflict Shares in accordance with Committee member instructions.

Absent explicit instructions from an institutional account client to resolve proxy voting conflicts in a different manner, Lord Abbett will vote each such client’s Conflict Shares in the manner it votes the Funds’ Conflict Shares.

[3]

The Boards of Directors and Trustees of the Funds have delegated oversight of proxy voting to a Proxy Committee comprised solely of independent directors or trustees, as the case may be. The Proxy Committee is responsible for, among other things: (1) monitoring Lord Abbett’s actions in voting securities owned by the related Fund; (2) evaluating Lord Abbett’s policies in voting securities; and (3) meeting with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

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•

To serve the best interests of a client that holds a given voting security, Lord Abbett generally will vote proxies without regard to other clients’ investments in different classes or types of securities or instruments of the same issuer that are not entitled to vote. Accordingly, when the voting security in one account is from an issuer whose other, non-voting securities or instruments are held in a second account in a different strategy, Lord Abbett will vote without input from members of the Investment team acting on behalf of the second account. Members of the Investment team, ISC or Proxy Group may seek guidance from Lord Abbett’s Investment Conflicts Committee, a cross-functional team intended to address potential conflicts deriving from holdings in different parts of the Capital Structure, with respect to any potential conflict of interest arising out of the holdings of multiple clients.

Securities Lending

Lord Abbett Funds may occasionally participate in a securities lending program. In circumstances where shares are on loan, the voting rights of those shares are transferred to the borrower. Lord Abbett will generally attempt to recall all securities that are on loan prior to the meeting record date, so that we will be entitled to vote those shares. However, Lord Abbett may be unable to recall shares or may choose not to recall shares for a number of reasons, including if timely notice of a meeting is not given or if potential revenue generation is deemed to outweigh the benefits of voting at a specific meeting.

Shareholder Resolutions

Lord Abbett may consider sponsoring or co-sponsoring a shareholder resolution to address an issue of concern if engagement and proxy voting are deemed to be ineffective.

Share Blocking

Certain foreign countries impose share blocking restrictions that would prohibit Lord Abbett from trading a company’s stock during a specified period before the company’s shareholder meeting. Lord Abbett believes that in these situations, the benefit of maintaining liquidity during the share blocking period outweighs the benefit of exercising our right to vote. Therefore, it is Lord Abbett’s general policy to not vote securities in cases where share blocking restrictions apply.

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BLUEBAY ASSET MANAGEMENT LLP

Introduction & scope

This BlueBay Asset Management LLP’s (“BlueBay”, the “Company”) is part of the Royal Bank of Canada Group (the “RBC Group”). Given our primary focus on fixed income-based products, investments in shares form only a small proportion of its overall assets under management. Where this may occur is most likely with regards to Convertible Bond and High Yield bond investments, where an investment may take on formal voting rights.

This paper outlines BlueBay’s overall approach and procedure (contained in the Appendix) for proxy voting for client securities within managed portfolios.

Review

This Policy will be reviewed annually and, if applicable, updated to reflect changes in circumstances and practice. The Policy is co-owned by the ESG and Compliance functions with oversight provided by the BlueBay ESG Investment Working Group.

Last policy update: December 2020

Approach

The main objective of a company should be to optimize over time, the returns to its investors, this means ensuring the long-term viability of its business (through prudent management of material corporate governance and corporate responsibility issues), and to effectively manage its relationships with stakeholders.

BlueBay has a fiduciary duty to act in the best interests of its clients and manages clients’ assets with the objective of achieving the greatest possible return consistent with their investment objectives.

BlueBay, on behalf of itself and other entities within the BlueBay group (including BlueBay Funds

Management Company S.A.), has established a series of principles to be applied when exercising voting rights attached to client securities within managed portfolios. These are that:

•

In reaching a recommendation as to how a proxy should be voted, BlueBay must act prudently and in the best interests of the affected clients and will ensure that voting rights are exercised in accordance with the portfolio’s objectives and investment policies.

•	BlueBay may depart from the principles to avoid voting decisions that may be contrary to clients’ best interests in particular cases.
•

BlueBay may also choose not to vote where voting may be detrimental to the best interests of clients, such as due to high administrative costs associated with voting or share blocking requirements that “lock up” securities, which would limit liquidity or access to market opportunities.

BlueBay notes UK and international corporate governance systems vary according to factors such as the legal system, the extent of shareholder rights and the level of dispersed ownership. As such in forming a position on the governance of companies, how they meet good practice guidelines according to general as well as local market codes of best practice must be considered.

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BlueBay may consider the RBC GAM Proxy Voting Guidelines when making voting decisions. Whilst BlueBay retains the ability to vote in a different manner to that set out in the guidelines, where this occurs, the rationale is documented.

Reporting

Reporting on the use of voting rights, where this has occurred, is available to clients upon request.

Contact details

For more information on our proxy voting policy and procedure, please contact: ESG Investment, BlueBay Asset Management LLP, 77 Grosvenor Street, London, W1K 3JR.

APPENDIX- PROXY VOTING PROCEDURE

Receipt and notification of proxy rights

A third-party service provider, ProxyEdge, is used for vote execution services (but not vote advisory ones) and BlueBay’s Operations department receive notifications with regards to holdings of BlueBay funds. Operations are responsible for promptly submitting such materials to the relevant member(s) of the BlueBay portfolio management team. Any onboarding of third-party service providers will be subject to BlueBay’s internal due diligence process.

Persons authorised to exercise voting rights

The relevant members of BlueBay’s portfolio management team will be responsible for recommending how proxies relating to securities held by clients in managed portfolios should be voted, taking into account the portfolio’s investment objective and the principles laid out in this Paper.

The relevant personnel will consider each exercise of rights and in particular will take into consideration the best interests of clients, with voting on specific events or issues associated with the board and its committees (e.g. such as board independence and diversity), shareholder rights, audit and internal control, executive remuneration, use of capital (e.g. M&As) and other business, being considered on a case by case basis.

With regards to the voting decision, investment teams retain discretion but will from time to time, as deemed appropriate, consult with the ESG investment function for advice and guidance, for instance around wider governance as well as environmental or social matters. Once a recommendation on how to vote has been determined, this will be communicated to Operations to handle the voting process. The voting decision is documented by Operations.

Conflicts of interest

BlueBay has in place a framework designed to prevent and mitigate conflicts of interest and BlueBay makes several public disclosures in this regard1. When evaluating any given proxy, the portfolio management team will consider whether BlueBay has a potential, perceived or actual conflict of interest relating to the security being voted on, such as if a BlueBay Portfolio Manager sits on the Board of Directors of the company. Any such conflict of interest must be notified to BlueBay’s Compliance team for review.

If Compliance deems the conflict to be material, Compliance will determine whether the vote proposed by the portfolio management team is in the best interests of all clients. If Compliance cannot conclusively determine that the vote is in the best interest of the affected client, Compliance will seek the advice of an independent third-party service to provide the proxy voting recommendation. The process will be documented, and any recommendation will be reviewed to ensure that they are in line with the client’s best interest.

[1]	Rule 206(4)-6 under the Investment Advisers Act of 1940

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Segregated mandates

The approach to be taken will be determined by the Investment Management Agreement (IMA) and this will be agreed with relevant departments as part of the client onboarding process.

Record keeping

For regulatory purposes, BlueBay maintains a record of all past proxy voting decisions covering a minimum period of the last seven years.

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MUZINICH & CO., INC

Proxy Voting Policy

Policy Summary

This Policy is designed to ensure that the Firm complies with the requirements under Rule 206(4)-6 promulgated under the Advisers Act and fulfills its obligation thereunder with respect to proxy voting, disclosure, and recordkeeping. This Policy is also designed to ensure that all proxy voting and corporate actions are voted in the best interest of each client, provide disclosure to investors and ensure that certain documentation is retained.

The advisory contract or Investment Management Agreement will dictate whether the Firm retains discretionary voting authority to vote proxies on behalf of the client. If an advisory contract or Investment Management Agreement does not dictate whether the Firm retains discretionary voting authority to vote proxies on behalf of the client, or not, (i.e. the document is silent) Muzinich will act as though the Firm does retain such authority. The COO or a designated supervisor (“Voting Officer”) has been delegated the authority for monitoring corporate actions, obtaining voting decisions from portfolio managers in accordance with these policies, and ensuring that proxies are submitted in a timely manner. The Voting Officer will also be responsible for ensuring that clients’ requests for these proxy voting policies and procedures and/or their voting information is responded to effectively within a prompt time period. The Firm may utilize a third party service provider through the account’s administrator to assist in proxy voting matters.

Proxy Voting Policy

It is the policy of the Firm to vote proxies issued by the company in accordance with the following guidelines (to the extent each is applicable):

Proxy Proposal Issue	Adviser’s Voting Policy Routine
Election of Directors	For
Issuance of Authorized Common Stock	For
Stock Repurchase Plans	For
Reincorporation	For
Director Indemnification	For
Require Shareholder approval to issue Preferred Stock	For
Require Shareholder approval to issue Golden Parachutes	For
Require Shareholder approval of Poison Pill	For
Shareholders’ Right to Call Special Meetings	For
Shareholders’ Right to Act by Written Consent	For
Shareholder Ability to Remove Directors With or Without Cause	For
Shareholders Electing Directors to Fill Board Vacancies	For
Majority of Independent Directors	For
Board Committee Membership exclusively of Independent Directors	For
401(k) Savings Plans for Employees	For
Anti-greenmail Charter or By-laws Amendments	For
Corporate Name Change	For
Ratification of Auditors	For
Approval of Financial Statements and Statutory Reports	For
Approve Consolidated Financial Statements and Statutory Reports	For
Supermajority Vote Requirement	Against
Blank Check Preferred	Against
Dual Classes of Stock	Against
Staggered or Classified Boards	Against
Fair Price Requirements	Against

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Proxy Proposal Issue	Adviser’s Voting Policy Routine
Limited Terms for Directors	Against
Require Director Stock Ownership	Against
Accept Plan of Reorganization	Case by Case
Reprice Management Options	Case by Case
Adopt/Amend Stock Option Plan	Case by Case
Adopt/Amend Employee Stock Purchase Plan	Case by Case
Approve Merger/Acquisitions	Case by Case
Spin-offs	Case by Case
Corporate Restructurings	Case by Case
Asset Sales	Case by Case
Liquidations	Case by Case
Adopt Poison Pill	Case by Case
Golden Parachutes	Case by Case
Executive/Director Compensation	Case by Case
Social Issues	Case by Case
Contested Election of Directors	Case by Case
Stock Based Compensation for Directors	Case by Case
Increase authorized shares	Case by Case
Tender Offers	Case by Case
Exchange Offers	Case by Case
Preemptive Rights	Case by Case
Debt Restructuring	Case by Case
Loan Waivers and Consents	Case by Case

Proxy Voting Procedures

The Voting Officer will have the responsibility of voting proxies received by the Firm on behalf of its Clients. Proxy proposals received by the Firm and designated above in the proxy voting policies as “For” or “Against” will be voted by the Voting Officer in accordance with the proxy voting policies. Proxy proposals received by the Firm and designated above in the proxy voting policies as “Case by Case” (or not addressed in the proxy voting policies) will be reviewed by the Firm, and voted in the best interests of each Client. In accordance with Rule 204-2, with respect to “Case by Case” issues, the portfolio manager and/or the analyst who is in charge of the issuer will document the basis for the Firm’s voting decision in writing.

Notwithstanding the foregoing, the Firm may vote a proxy contrary to the proxy voting guidelines if the portfolio manager or analyst who is in charge of the issuer determines that such action is in the best interest of the Client. In the event that the Firm votes contrary to the proxy voting guidelines, the portfolio manager and/or the analyst who is in charge of the issuer will document the basis for the Firm’s contrary voting decision in writing.

Social Issues

These proposals range, for example, from those arguing for divestment from companies doing business in certain geographies or industries, to those calling for changes in a company’s environmental impact or hiring practices. Social issues may be either internal within a company, or external by describing a company’s impact or interaction with non-company constituents. Social issues may also lead to positive or negative financial impacts. Muzinich’s policy is that when a Client’s investment guidelines express a clear perspective on a social issue proposal, Muzinich will vote in a manner it deems best aligned with or which best balances the Client’s perspective and financial investment goals. Absent such perspective in a Client’s investment guidelines, the merit of the social issues should not take precedence over financial ones. Muzinich will consider voting for issues that, in our view, have redeeming social merit and which do not contradict our obligations of prudent financial and social management for each client according to the purpose for which each individual account was created.

Part II - C - 124

Conflicts of Interest

In cases where an issuer in which multiple Clients hold interests acquired at different points in time or in different positions within the issuer’s capital structure experiences financial distress, there is a potential for conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). When called upon to take action with respect to an investment (e.g., to sell, to vote, or to exercise a right or remedy) a Client’s overall holdings, and related rights, may be such that it is in the Client’s best interest to take action (or refrain from taking action) in a manner that would be contrary to the interest of a person holding only the particular class of interest on which the right is conferred. In these circumstances, Clients that have invested in some, but not all, of the relevant classes of interests of the issuer held may be disadvantaged.

When considering whether to pursue a particular course of action, including asserting available claims or remedies, factors that may be considered include the costs of pursuing the course of action (or alternative courses of action) and the likelihood of a favorable outcome. As a result, not every potential claim or course of action will be pursued and it will not always be the case that conflicts will be able to be resolved in the best interest of any particular Client nor can there be any assurance that actual or potential conflicts of interest can be resolved such that the ultimate terms of an investment (or an amendment to such terms) will be as favorable as they would be in the absence of such conflicts.

For those Clients for which the Firm is authorized to vote proxies, the Firm will record the date proxies are voted, and those not voted will be specified with the underlying reason.    Each item to be voted on should be voted separately and individually, not voted in bulk.

The Firm may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. The Firm, its affiliates and/or its Employees may also occasionally have business or personal relationships with the proponents of proxy proposals, participants in proxy contests, corporate directors and officers, or candidates for directorships.

The CCO with consultation of the Firm’s General Counsel, at his or her discretion, will determine whether any proxy vote would result in an actual conflict of interest between the Firm and its Client(s). If at any time, the Firm becomes aware of an actual conflict of interest relating to a particular proxy proposal, the Firm will handle the proposal as follows:

1.	If the proposal is designated in proxy voting policies above as “For” or “Against,” the proposal will be voted by the Firm in accordance with the proxy voting policy; or

2.

If the proposal is designated in the proxy voting policies above as “Case by Case” (or not addressed in the proxy voting policies or is a corporate action), if it is clear how to vote in the best interest of the Client entitled to vote then the vote may proceed, otherwise:

a)	Disclose the conflict to the Client(s), providing sufficient information regarding the matter and the nature of the Firm’s conflict, and obtain Client consent before voting;

b)	Employ an outside service provider to advise in the voting of the proxy;

c)	Employ an outside service provider to vote the proxy on behalf of the Firm and its Client(s); or

d)	Decline to vote the proxy because the cost of addressing the potential conflict of interest is greater than the benefit to the client(s) voting the proxy.

The Voting Officer will document all instances where a proxy involved a conflict of interest, including the nature and the circumstances of the conflict, the steps taken by the Firm to resolve the conflict of interest, and the vote(s) as a result.

Notwithstanding anything to the contrary in this Policy Muzinich will not be required to vote the proxy if (i) the Client no longer owns the security at the voting deadline; (ii) the Client has tendered the security before the voting deadline; (iii) the Client has informed the Firm that it wishes to retain the right to vote the proxy, (iv) the Firm deems the cost of voting would exceed any anticipated benefit to the Client; or

Part II - C - 125

(v) the proxy is received for an account for which the Firm no longer acts as investment manager, investment adviser or sub-adviser at the voting deadline. The Firm, with the assistance of the portfolio manager and/or analyst who is in charge of the issuer, will document in writing the basis for the Firm’s decision not to vote.

Class Actions

Muzinich does not direct Clients’ participation in class actions, as disclosed in Part 2 of Form ADV, unless contractually agreed to. The Voting Officer will determine whether to return any documentation inadvertently received regarding Clients’ participation in class actions to the sender, or to forward such information to the appropriate Clients.

Investment Firm Proxy Voting -Form N-PX

Pursuant to Rule 30b1-4 of the Investment Company Act a registered management investment company shall file with the SEC a report on Form N-PX, not later than August 31 of each year, containing the registrant’s proxy voting record for the most recent twelve-month period ended June 30.

Records

The Voting Officer is responsible for ensuring that the following proxy records are maintained for 7 (seven) years, the first two in an appropriate office of the Firm:

1.	Records of proxy statements received regarding client securities;

2.	Records of each vote cast by the Firm on behalf of a client;

3.	Copies of any document created by the Firm that was material to making a decision on voting clients’ securities;

4.	Records of all communications received and internal documents created that were material to the voting decision; and

5.	Each written client request for proxy voting information and the Firm’s written response to such client request (written or oral) for proxy voting information.

If the Firm utilizes a third party service provider for proxy voting, the Firm will rely on the provider to maintain proxy statements and records of proxy votes cast. The Firm will obtain an undertaking from the third party to provide a copy of the documents promptly upon request.

Where appropriate, the CCO shall collect the relevant information for the completion of Form N- PX in relation to Muzinich 40 Act Funds and shall work with the administrator or other appropriate persons with respect to investment companies for which it is the adviser to prepare and file the Form on behalf of the investment company.

Part II - C - 126

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SAI-6CMAP-2023-1

PART C: OTHER INFORMATION

Item 28: Exhibits

(a)(1)	Certificate of Trust dated November 8, 2017, is incorporated by reference to Exhibit (a)(1) to the Registrant’s Initial Registration Statement on Form N-1A (File Nos. 333-225588 and 811-23325), filed with the Securities and Exchange Commission (“SEC”) on June 12, 2018 (the “Initial Registration Statement”).

(a)(2)	Amendment to Certificate of Trust dated March 22, 2018, is incorporated by reference to Exhibit (a)(2) of the Initial Registration Statement.

(a)(3)	Second Amended and Restated Declaration of Trust dated June 12, 2018, is incorporated by reference to Exhibit (a)(3) of the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File Nos. 333-225588 and 811-23325), filed with the SEC on July 2, 2018 (“Pre-Effective Amendment No. 1”).

(a)(4)	Amended Schedule A to the Second Amended and Restated Declaration of Trust is incorporated by reference to Exhibit (a)(4) of Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File Nos. 333-225588 and 811-23325), filed with the SEC on September 27, 2018.

(a)(5)	Amended Schedule A to the Second Amended and Restated Declaration of Trust is incorporated by reference to Exhibit (a)(5) of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File Nos. 333-225588 and 811-23325), filed with the SEC on May 18, 2020 (“Post-Effective Amendment No. 24”).

(b)	By-Laws dated June 12, 2018, is incorporated by reference to Exhibit (b) of Pre-Effective Amendment No.1.

(c)	Instruments Defining Rights of Security Holders. Incorporated by reference to Exhibits (a) and (b).

(d)(1)	Investment Advisory Agreement, dated June 22, 2018, is incorporated by reference to Exhibit (d)(1) of Pre-Effective Amendment No.1.

(d)(2)	Amendment dated December 1, 2018 to the Investment Advisory Agreement, dated June 22, 2018, is incorporated by reference to Exhibit (d)(2) of the Registrant’s Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File Nos. 333-225588 and 811-23325), filed with the SEC on April 9, 2019 (“Post-Effective Amendment No. 8”).

(d)(3)	Form of Amendment to the Investment Advisory Agreement, dated June 22, 2018 is incorporated by reference to Exhibit (d)(3) of Post-Effective Amendment No. 24.

(d)(4)	Form of Amendment to Investment Advisory Agreement, dated June 22, 2018, is incorporated by reference to Exhibit (d)(4) of the Registrant’s Post-Effective Amendment No. 29 to the Registration statement on Form N-1A (File Nos. 333-225588 and 811-23325), filed with the SEC on August 18, 2020 (“Post-Effective Amendment No. 29”).

(d)(5)	Investment Sub-Advisory Agreement with BlackRock Investment Management LLC, dated June 22, 2018, is incorporated by reference to Exhibit (d)(2) of Pre-Effective Amendment No.1.

(d)(6)	Amendment dated December 1, 2018 to Investment Sub-Advisory Agreement with BlackRock Investment Management LLC, dated June 22, 2018, is incorporated by reference to Exhibit (d)(4) of Post-Effective Amendment No. 8.

(d)(7)	Amendment dated as of April 10, 2019 to the Investment Sub-Advisory Agreement with BlackRock Investment Management LLC, dated June 22, 2018, is incorporated by reference to Exhibit (d)(5) of Post-Effective Amendment No. 8.

(d)(8)	Investment Sub-Advisory Agreement with BNY Mellon Asset Management North America Corporation, dated June 22, 2018, is incorporated by reference to Exhibit (d)(3) of Pre-Effective Amendment No.1.

(d)(9)	Investment Sub-Advisory Agreement with Goldman Sachs Asset Management, L.P., dated June 22, 2018, is incorporated by reference to Exhibit (d)(4) of Pre-Effective Amendment No.1.

(d)(10)	Investment Sub-Advisory Agreement with Pacific Investment Management Company LLC, dated June 22, 2018, is incorporated by reference to Exhibit (d)(5) of Pre-Effective Amendment No.1.

(d)(11)	Investment Sub-Advisory Agreement with Russell Investments Implementation Services, LLC, dated October 5, 2018, is incorporated by reference to Exhibit (d)(8) of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A (File Nos. 333-225588 and 811-23325), filed with the SEC on October 16, 2018 (“Post-Effective Amendment No. 3”).

Part C - 1

(d)(12)	Amendment dated December 1, 2018 to the Investment Sub-Advisory Agreement with Russell Investments Implementation Services, LLC, dated October 5, 2018, is incorporated by reference to Exhibit (d)(10) of Post-Effective Amendment No. 8.

(d)(13)	Form of Amendment to the Investment Sub-Advisory Agreement with BlackRock Investment Management LLC, dated June 22, 2018 is incorporated by reference to Exhibit (d)(12) of Post-Effective Amendment No. 24.

(d)(14)	Form of Investment Sub-Advisory Agreement with PGIM, Inc. is incorporated by reference to Exhibit (d)(13) of Post-Effective Amendment No. 24.

(d)(15)	Form of Amendment to the Investment Sub-Advisory Agreement with Pacific Investment Management Company LLC, dated June 22, 2018 is incorporated by reference to Exhibit (d)(14) of Post-Effective Amendment No. 24.

(d)(16)	Form of Investment Sub-Advisory Agreement with Capital International, Inc. is incorporated by reference to Exhibit (d)(15) of Post-Effective Amendment No. 24.

(d)(17)	Form of Investment Sub-Advisory Agreement with Nuveen Asset Management, LLC is incorporated by reference to Exhibit (d)(16) of Post-Effective Amendment No. 24.

(d)(18)	Form of Investment Sub-Advisory Agreement with Wells Capital Management Incorporated is incorporated by reference to Exhibit (d)(17) of Post-Effective Amendment No. 24.

(d)(19)	Form of Investment Sub-Sub-Advisory Agreement with BlackRock International Limited is incorporated by reference to Exhibit (d)(18) of Post-Effective Amendment No. 24.

(d)(20)	Form of Investment Sub-Sub-Advisory Agreement with BlackRock (Singapore) Limited is incorporated by reference to Exhibit (d)(19) of Post-Effective Amendment No. 24.

(d)(21)	Form of Investment Sub-Sub-Advisory Agreement with PGIM Limited is incorporated by reference to Exhibit (d)(20) of Post-Effective Amendment No. 24.

(d)(22)	Form of Amendment to the Investment Sub-Advisory Agreement with Russell Investments Implementation Services, LLC, dated October 5, 2018 is incorporated by reference to Exhibit (d)(21) of Post-Effective Amendment No. 24.

(d)(23)	Form of Amendment to the Investment Sub-Advisory Agreement with BlackRock Investment Management LLC, dated June 22, 2018, is incorporated by reference to Exhibit (d)(23) of Post-Effective Amendment No. 29.

(d)(24)	Form of Amendment to the Investment Sub-Advisory Agreement with PGIM, Inc., dated March 13, 2020, is incorporated by reference to Exhibit (d)(24) of Post-Effective Amendment No. 29.

(d)(25)	Form of Investment Sub-Advisory Agreement with Federated Investment Management Company, dated July 27, 2020, is incorporated by reference to Exhibit (d)(25) of Post-Effective Amendment No. 29.

(d)(26)	Form of Amendment to Investment Sub-Advisory Agreement with Russell Investments Implementation Services, LLC, dated October 5, 2018, is incorporated by reference to Exhibit (d)(26) of Post-Effective Amendment No. 29.

(d)(27)	Form of Investment Sub-Sub-Advisory Agreement with BlackRock International Limited, dated July 27, 2020, is incorporated by reference to Exhibit (d)(27) of Post-Effective Amendment No. 29.

(d)(28)	Form of Investment Sub-Sub-Advisory Agreement with PGIM Limited, dated July 27, 2020, is incorporated by reference to Exhibit (d)(28) of Post-Effective Amendment No. 29.

(d)(29)	Form of Investment Sub-Advisory Agreement with Lord, Abbett & Co., is incorporated by reference to Exhibit (d)(29) of the Registrant’s Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File Nos. 333-225588 and 811-23325), filed with the SEC on November 18, 2020 (“Post-Effective Amendment No. 31”).

(d)(30)	Form of Investment Sub-Advisory Agreement with BlueBay Asset Management LLP, is incorporated by reference to Exhibit (d)(30) of the Registrant’s Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A (File Nos. 333-225588 and 811-23325), filed with the SEC on March 12, 2021 (“Post-Effective Amendment No. 32”).

(d)(31)	Form of Investment Sub-Advisory Agreement with Muzinich & Co. Inc., is incorporated by reference to Exhibit (d)(31) of Post-Effective Amendment No. 32.

(d)(32)	Form of Amendment to Investment Sub-Advisory Agreement with Russell Investments Implementation Services, LLC, dated October 5, 2018, is incorporated by reference to Exhibit (d)(32) of Post-Effective Amendment No. 32.

(d)(33)	Form of Amendment to Investment Sub-Advisory Agreement with BlackRock Investment Management, dated June 22, 2018, as amended, is incorporated by reference to Exhibit (d)(33) of Registrant’s Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A (File Nos. 333-225588 and 811-23325), filed with the SEC on April 30, 2021 (“Post-Effective Amendment No. 34”).

Part C - 2

(d)(34)	Form of Amendment to Investment Sub-Advisory Agreement with Pacific Investment Management Company LLC, dated June 22, 2018, as amended, is incorporated by reference to Exhibit (d)(34) of Post-Effective Amendment No. 34.

(d)(35)	Amended and Restated Investment Sub-Advisory Agreement with BNY Mellon Asset Management North America Corporation and Insight North America LLC, dated June 22, 2018, as amended, is incorporated by reference to Exhibit (d)(35) of the Registrant’s Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A (File Nos. 333-225588 and 811-23325), filed with the SEC on December 2, 2021 (“Post-Effective Amendment No. 35”).

(d)(36)	Investment Sub-Advisory Agreement with Allspring Global Investments, LLC, is incorporated by reference to Exhibit (d)(36) of Post-Effective Amendment No. 35.

(d)(37)	Amendment to Investment Sub-Advisory Agreement with Pacific Investment Management Company LLC, dated June 22, 2018, as amended, is incorporated by reference to Exhibit (d)(37) of Post-Effective Amendment No. 35.

(d)(38)	Amendment to Investment Sub-Advisory Agreement with BlackRock Investment Management LLC, dated June 22, 2018, as amended, is incorporated by reference to Exhibit (d)(38) of the Registrant’s Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A (File Nos. 333-225588 and 811-23325), filed with the SEC on March 8, 2022 (“Post-Effective Amendment No. 36”).

(d)(39)	Amendment to Investment Sub-Advisory Agreement with Russell Investments Implementation Services, LLC, dated October 5, 2018, as amended, is incorporated by reference to Exhibit (d)(39) of Post-Effective Amendment No. 36.

(e)(1)	Distribution Agreement, dated June 22, 2018, between the Trust and Foreside Fund Services, LLC, is incorporated by reference to Exhibit (e)(1) of Pre-Effective Amendment No.1.

(e)(2)	Amendment dated December 1, 2018 to the Distribution Agreement, dated June 22, 2018, is incorporated by reference to Exhibit (e)(2) of Post-Effective Amendment No. 8.

(e)(3)	Form of Amendment to the Distribution Agreement, dated June 22, 2018 is incorporated by reference to Exhibit (e)(3) of Post-Effective Amendment No. 24.

(e)(4)	Form of Amendment to the Distribution Agreement, dated June 22, 2018, is incorporated by reference to Exhibit (e)(4) of Post-Effective Amendment No. 29.

(e)(5)	Distribution and Fund Support Services Agreement, dated June 22, 2018, between the Adviser and Foreside Fund Services, LLC, is incorporated by reference to Exhibit (e)(2) of Pre-Effective Amendment No.1.

(e)(6)	Form of Dealer Agreement, is incorporated by reference to Exhibit (e)(3) of Pre-Effective Amendment No.1.

(e)(7)	Distribution Agreement, dated September 30, 2021, between the Trust and Foreside Fund Services, LLC, is incorporated by reference to Exhibit (e)(7) of Post-Effective Amendment No. 35.

(f)	Not applicable.

(g)(1)	Custody Agreement, dated June 6, 2018 between the Trust and Brown Brothers Harriman & Co, is incorporated by reference to Exhibit (g) of Pre-Effective Amendment No.1.

(g)(2)	Amended Appendix A to the Custody Agreement, dated June 6, 2018, is incorporated by reference to Exhibit (g)(2) of Post-Effective Amendment No. 8.

(g)(3)	Form of Amended Appendix A to the Custody Agreement, dated June 6, 2018 is incorporated by reference to Exhibit (g)(3) of Post-Effective Amendment No. 24.

(g)(4)	Form of Amended Appendix A to the Custody Agreement, dated June 6, 2018, is incorporated by reference to Exhibit (g)(4) of Post-Effective Amendment No. 29.

(h)(1)	Administration Agreement, dated June 22, 2018 between the Trust and Brown Brothers Harriman & Co, is incorporated by reference to Exhibit (h)(1) of Pre-Effective Amendment No.1.

(h)(2)	Amended Appendix A to the Administration Agreement, dated June 22, 2018, is incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 8.

(h)(3)	Form of Amended Appendix A to the Administration Agreement, dated June 22, 2018 is incorporated by reference to Exhibit (h)(3) of Post-Effective Amendment No. 24.

Part C - 3

(h)(4)	Form of Amended Appendix A to the Administration Agreement, dated June 22, 2018, is incorporated by reference to Exhibit (h)(4) of Post-Effective Amendment No. 29.

(h)(5)	Transfer Agency and Service Agreement, dated June 6, 2018, between the Trust and DST Asset Manager Solutions, Inc., is incorporated by reference to Exhibit (h)(2) of Pre-Effective Amendment No.1.

(h)(6)	Amendment dated December 1, 2018 to the Transfer Agency and Service Agreement, dated June 6, 2018, is incorporated by reference to Exhibit (h)(4) of Post-Effective Amendment No. 8.

(h)(7)	Form of Amendment to the Transfer Agency and Service Agreement is incorporated by reference to Exhibit (h)(6) of Post-Effective Amendment No. 24.

(h)(8)	Form of Amendment to the Transfer Agency and Service Agreement, is incorporated by reference to Exhibit (h)(8) of Post-Effective Amendment No. 29.

(h)(9)	Operating Expenses Limitation Agreement, dated June 22, 2018, is incorporated by reference to Exhibit (h)(3) of Pre-Effective Amendment No.1.

(h)(10)	Operating Expenses Limitation Agreement, dated December 1, 2018, is incorporated by reference to Exhibit (h)(6) of Post-Effective Amendment No. 8.

(h)(11)	Form of Operating Expenses Limitation Agreement is incorporated by reference to Exhibit (h)(9) of Post-Effective Amendment No. 24.

(h)(12)	Form of Operating Expenses Limitation Agreement, dated July 27, 2020, is incorporated by reference to Exhibit (h)(12) of Post-Effective Amendment No. 29.

(h)(13)	Advisory Fee Waiver Agreement, dated June 22, 2018, is incorporated by reference to Exhibit (h)(4) of Pre-Effective Amendment No.1.

(h)(14)	Advisory Fee Waiver Agreement, dated December 1, 2018, is incorporated by reference to Exhibit (h)(8) of Post-Effective Amendment No. 8.

(h)(15)	Form of Advisory Fee Waiver Agreement is incorporated by reference to Exhibit (h)(12) of Post-Effective Amendment No. 24.

(h)(16)	Form of Advisory Fee Waiver Agreement, dated July 27, 2020, is incorporated by reference to Exhibit (h)(16) of Post-Effective Amendment No. 29.

(h)(17)	Powers of Attorney, is incorporated by reference to Exhibit (h)(5) of the Initial Registration Statement.

(h)(18)	Power of Attorney, is incorporated by reference to Exhibit (h)(10) of Post-Effective Amendment No. 8.

(h)(19)	Form of Class Action Services Agreement between the Trust and Brown Brothers Harriman & Co., is incorporated by reference to Exhibit (h)(6) of Pre-Effective Amendment No.1.

(h)(20)	Amended Schedule 1 to the Form of Class Action Services Agreement, is incorporated by reference to Exhibit (h)(12) of Post-Effective Amendment No. 8.

(h)(21)	Form of Amended Schedule 1 to the Form of Class Action Services Agreement is incorporated by reference to Exhibit (h)(17) of Post-Effective Amendment No. 24.

(h)(22)	Form of Amended Schedule 1 to the Form of Class Action Services Agreement, dated July 27, 2020, is incorporated by reference to Exhibit (h)(22) of Post-Effective Amendment No. 29.

(h)(23)	Implementation Services Agreement between Russell Investments Implementation Services, LLC and J.P. Morgan Private Investments Inc., dated October 5, 2018, is incorporated by reference to Exhibit (h)(13) of Post-Effective Amendment No. 3.

(h)(24)	Amendment dated December 1, 2018 to the Implementation Services Agreement between Russell Investments Implementation Services, LLC and J.P. Morgan Private Investments Inc., dated October 5, 2018, is incorporated by reference to Exhibit (h)(14) of Post-Effective Amendment No. 8.

(h)(25)	Amendment dated as of April 10, 2019 to the Implementation Services Agreement between Russell Investments Implementation Services, LLC and J.P. Morgan Private Investments Inc., dated October 5, 2018, is incorporated by reference to Exhibit (h)(15) of Post-Effective Amendment No. 8.

Part C - 4

(h)(26)	Form of Amendment to the Implementation Services Agreement between Russell Investments Implementation Services, LLC and J.P. Morgan Private Investments Inc., dated October 5, 2018 is incorporated by reference to Exhibit (h)(21) of Post-Effective Amendment No. 24.

(h)(27)	Form of Amendment to the Implementation Services Agreement between Russell Investments Implementation Services, LLC and J.P. Morgan Private Investments Inc., dated October 5, 2018, is incorporated by reference to Exhibit (h)(27) of Post-Effective Amendment No. 29.

(h)(28)	Form of Amendment to the Implementation Services Agreement between Russell Investments Implementation Services, LLC and J.P. Morgan Private Investments Inc., dated October 5, 2018, is incorporated by reference to Exhibit (h)(28) of Post-Effective Amendment No. 32.

(h)(29)	Form of Operating Expenses Limitation Agreement, is incorporated by reference to Exhibit (h)(29) of the Registrant’s Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A (File Nos. 333-225588 and 811-23325), filed with the SEC on April 1, 2022 (“Post-Effective Amendment No. 37”).

(h)(30)	Form of Advisory Fee Waiver Agreement, is incorpoated by reference to Exhibit (h)(30) of Post-Effective Amendment No. 37.

(h)(31)	Power of Attorney, is incorporated by reference to Exhibit (h)(31) of Post-Effective Amendment No. 35.

(h)(32)	Amendment to the Implementation Services Agreement between Russell Investments Implementation Services, LLC and J.P. Morgan Private Investments Inc., dated October 5, 2018, is incorporated by reference to Exhibit (h)(32) of Post-Effective Amendment No. 36.

(h)(33)	Form of Investment Advisory Agreement between Credit Opportunities Fund CS Ltd. and the Adviser. To be filed by amendment.

(h)(34)	Form of Investment Sub-Advisory Agreement between the Adviser and Pacific Investment Management Company LLC. To be filed by amendment.

(h)(35)	Power of Attorney. Filed herewith.

(i)	Opinion and consent of counsel. To be filed by amendment.

(j)	Consent of independent registered public accounting firm. To be filed by amendment.

(k)	Not applicable.

(l)	Purchase Agreement, dated June 6, 2018 between the Trust and the Adviser, is incorporated by reference to Exhibit (l) of Pre-Effective Amendment No.1.

(m)	Not applicable.

(n)	Not applicable.

(o)	Reserved.

(p)(1)	Code of Ethics for the Trust, is incorporated by reference to Exhibit (p)(1) of Pre-Effective Amendment No.1.

(p)(2)	Code of Ethics for the Adviser, is incorporated by reference to Exhibit (p)(2) of Post-Effective Amendment No. 32.

(p)(3)	Code of Ethics for BlackRock, BlackRock International Limited and BlackRock (Singapore) Limited, is incorporated by reference to Exhibit (p)(3) of Pre-Effective Amendment No.1.

(p)(4)	Code of Ethics for BNY Mellon, is incorporated by reference to Exhibit (p)(4) of Pre-Effective Amendment No.1.

(p)(5)	Code of Ethics for Goldman, is incorporated by reference to Exhibit (p)(5) of Pre-Effective Amendment No.1.

(p)(6)	Code of Ethics for PIMCO, is incorporated by reference to Exhibit (p)(6) of Post-Effective Amendment No. 34.

(p)(7)	Code of Ethics for Russell Investments Implementation Services, LLC, is incorporated by reference to Exhibit (p)(7) of Post-Effective Amendment No. 3.

(p)(8)	Amended Exhibit A and Exhibit B of the Code of Ethics of the Trust, is incorporated by reference to Exhibit (p)(8) of Post-Effective Amendment No. 8.

(p)(9)	Code of Ethics for PGIM, Inc. and PGIM Limited is incorporated by reference to Exhibit (p)(9) of Post-Effective Amendment No. 24.

Part C - 5

(p)(10)	Code of Ethics for Capital International, Inc. is incorporated by reference to Exhibit (p)(10) of Post-Effective Amendment No. 24.

(p)(11)	Code of Ethics for Nuveen Asset Management, LLC is incorporated by reference to Exhibit (p)(11) of Post-Effective Amendment No. 24.

(p)(12)	Code of Ethics for Wells Capital Management Incorporated is incorporated by reference to Exhibit (p)(12) of Post-Effective Amendment No. 24.

(p)(13)	Code of Ethics for Federated Investment Management Company, is incorporated by reference to Exhibit (p)(13) of Post-Effective Amendment No. 29.

(p)(14)	Code of Ethics for Lord, Abbett & Co. LLC, is incorporated by reference to Exhibit (p)(14) of Post-Effective Amendment No. 31.

(p)(15)	Code of Ethics for BlueBay Asset Management LLP, is incorporated by reference to Exhibit (p)(15) of Post-Effective Amendment No. 32.

(p)(16)	Code of Ethics for Muzinich & Co., Inc., is incorporated by reference to Exhibit (p)(16) of Post-Effective Amendment No. 32.

(p)(17)	Code of Ethics for Insight North America LLC, is incorporated by reference to Exhibit (p)(17) of Post-Effective Amendment No. 35.

(p)(18)	Code of Ethics for Allspring Global Investments, LLC, is incorporated by reference to Exhibit (p)(18) of Post-Effective Amendment No. 35.

Item 29. Persons Controlled by or Under Common Control with Registrant

The Trust through the Six Circles Credit Opportunities Fund, a separate series of the Trust, wholly owns and controls the Six Circles Credit Opportunities Fund (Cayman) Ltd. (the “Subsidiary”), a company organized under the laws of the Cayman Islands. The Subsidiary’s financial statements will be included, on a consolidated basis, in the Six Circles Credit Opportunities Fund’s annual and semi-annual reports to shareholders.

Item 30. Indemnification

Reference is made to Article VII, Section 4 of Registrant’s Declaration of Trust. Registrant, its Trustees and officers are insured against certain expenses in connection with the defense of claims, demands, actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suite or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser

See “Management of the Trust” in Part B.

The business or other connections of each director and officer of J.P. Morgan Private Investments Inc. (adviser to the Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, Six Circles U.S. Unconstrained Equity Fund, Six Circles International Unconstrained Equity Fund, Six Circles Managed Equity Portfolio U.S. Unconstrained Fund, Six Circles Managed Equity Portfolio International Unconstrained Fund, Six Circles Global Bond Fund, Six Circles Tax Aware Bond Fund and Six Circles Credit Opportunities Fund) is currently listed in the investment advisor registration on Form ADV for J.P. Morgan Private Investments Inc. and is incorporated herein by reference.

Part C - 6

The business or other connections of each director and officer of BlackRock Investment Management, LLC (sub-adviser to the Six Circles Ultra Short Duration Fund, Six Circles U.S. Unconstrained Equity Fund, Six Circles International Unconstrained Equity Fund, Six Circles Managed Equity Portfolio U.S. Unconstrained Fund, Six Circles Managed Equity Portfolio International Unconstrained Fund, Six Circles Global Bond Fund, Six Circles Tax Aware Bond Fund and Six Circles Credit Opportunities Fund) is currently listed in the investment advisor registration on Form ADV for BlackRock Investment Management, LLC and is incorporated herein by reference.

The business or other connections of each director and officer of BlackRock International Limited (sub-sub-adviser to the Six Circles Global Bond Fund and Six Circles Credit Opportunities Fund) is currently listed in the investment advisor registration on Form ADV for BlackRock International Limited and is incorporated herein by reference.

The business or other connections of each director and officer of BlackRock (Singapore) Limited (sub-sub-adviser to the Six Circles Global Bond Fund) is currently listed in the investment advisor registration on Form ADV for BlackRock (Singapore) Limited and is incorporated herein by reference.

The business or other connections of each director and officer of Insight North America LLC (sub-adviser to the Six Circles Tax Aware Ultra Short Duration Fund) is currently listed in the investment advisor registration on Form ADV for Insight North America LLC and is incorporated herein by reference.

The business or other connections of each director and officer of Goldman Sachs Asset Management, L.P. (sub-adviser to the Six Circles Ultra Short Duration Fund and Six Circles Tax Aware Ultra Short Duration Fund) is currently listed in the investment advisor registration on Form ADV for Goldman Sachs Asset Management, L.P. and is incorporated herein by reference.

The business or other connections of each director and officer of Pacific Investment Management Company LLC (sub-adviser to the Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, Six Circles Global Bond Fund and Six Circles Credit Opportunities Fund) is currently listed in the investment advisor registration on Form ADV for Pacific Investment Management Company LLC and is incorporated herein by reference.

The business or other connections of each director and officer of PGIM, Inc. (sub-adviser to the Six Circles Global Bond Fund and Six Circles Credit Opportunities Fund) is currently listed in the investment advisor registration on Form ADV for PGIM, Inc. and is incorporated herein by reference.

The business or other connections of each director and officer of PGIM Limited (sub-sub-adviser to the Six Circles Global Bond Fund and Six Circles Credit Opportunities Fund) is currently listed in the investment advisor registration on Form ADV for PGIM Limited and is incorporated herein by reference.

The business or other connections of each director and officer of Capital International, Inc. (sub-adviser to the Six Circles Tax Aware Bond Fund) is currently listed in the investment advisor registration on Form ADV for Capital International, Inc. and is incorporated herein by reference.

The business or other connections of each director and officer of Nuveen Asset Management, LLC (sub-adviser to the Six Circles Tax Aware Bond Fund) is currently listed in the investment advisor registration on Form ADV for Nuveen Asset Management, LLC and is incorporated herein by reference.

The business or other connections of each director and officer of Allspring Global Investments, LLC (sub-adviser to the Six Circles Tax Aware Bond Fund) is currently listed in the investment advisor registration on Form ADV for Allspring Global Investments, LLC and is incorporated herein by reference.

The business or other connections of each director and officer of Lord, Abbett & Co. LLC (sub-adviser to the Six Circles Credit Opportunities Fund) is currently listed in the investment advisor registration on Form ADV for Lord, Abbett & Co. LLC and is incorporated by reference.

The business or other connections of each director and officer of BlueBay Asset Management LLP (sub-adviser to the Six Circles Credit Opportunities Fund) is currently listed in the investment advisor registration on Form ADV for BlueBay Asset Management LLP and is incorporated by reference.

The business or other connections of each director and officer of Muzinich & Co. Inc. (sub-adviser to the Six Circles Credit Opportunities Fund) is currently listed in the investment advisor registration on Form ADV for Muzinich & Co. Inc. and is incorporated by reference.

The business or other connections of each director and officer of Russell Investments Implementation Services, LLC (interim sub-adviser to the Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, Six Circles U.S. Unconstrained Equity Fund, Six Circles International Unconstrained Equity Fund, Six Circles Managed Equity Portfolio U.S. Unconstrained Fund, Six Circles Managed Equity Portfolio International Unconstrained Fund, Six Circles Global Bond Fund, Six Circles Tax Aware Bond Fund and Six Circles Credit Opportunities Fund) is currently listed in the investment advisor registration on Form ADV for Russell Investments Implementation Services, LLC and is incorporated herein by reference.

Part C - 7

Item 32. Principal Underwriters

(a)

Foreside Fund Services, LLC is the principal underwriter of the Registrant’s shares. Foreside Fund Services, LLC is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. Foreside Fund Services, LLC is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. Foreside Fund Services, LLC acts as the principal underwriter for the following additional investment companies registered under the 1940 Act:

1.	AB Active ETFs, Inc.
2.	ABS Long/Short Strategies Fund
3.	Absolute Shares Trust
4.	Adaptive Core ETF, Series of Collaborative Investment Series Trust
5.	AdvisorShares Trust
6.	AFA Multi-Manager Credit Fund
7.	AGF Investments Trust
8.	AIM ETF Products Trust
9.	Alexis Practical Tactical ETF, Series of Listed Funds Trust
10.	Alpha Intelligent – Large Cap Growth ETF, Series of Listed Funds Trust
11.	Alpha Intelligent – Large Cap Value ETF, Series of Listed Funds Trust
12.	AlphaCentric Prime Meridian Income Fund
13.	American Century ETF Trust
14.	Amplify ETF Trust
15.	Applied Finance Core Fund, Series of World Funds Trust
16.	Applied Finance Explorer Fund, Series of World Funds Trust
17.	Applied Finance Select Fund, Series of World Funds Trust
18.	ARK ETF Trust
19.	ARK Venture Fund
20.	ASYMmetric ETFs Trust
21.	B.A.D. ETF, Series of Listed Funds Trust
22.	Bitwise Funds Trust
23.	Bluestone Community Development Fund
24.	BondBloxx ETF Trust
25.	Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust
26.	Bridgeway Funds, Inc.
27.	Brinker Capital Destinations Trust
28.	Brookfield Real Assets Income Fund Inc.
29.	Build Funds Trust
30.	Calamos Convertible and High Income Fund
31.	Calamos Convertible Opportunities and Income Fund
32.	Calamos Dynamic Convertible and Income Fund
33.	Calamos Global Dynamic Income Fund
34.	Calamos Global Total Return Fund
35.	Calamos Strategic Total Return Fund
36.	Carlyle Tactical Private Credit Fund
37.	Cboe Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
38.	Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
39.	Cboe Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
40.	Cboe Vest US Large Cap 10% Buffer VI Fund, Series of World Funds Trust
41.	Cboe Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
42.	Cboe Vest US Large Cap 20% Buffer VI Fund, Series of World Funds Trust
43.	Center Coast Brookfield MLP & Energy Infrastructure Fund
44.	Changebridge Capital Long/Short ETF, Series of Listed Funds Trust
45.	Changebridge Capital Sustainable Equity ETF, Series of Listed Funds Trust
46.	Clifford Capital Focused Small Cap Value Fund, Series of World Funds Trust
47.	Clifford Capital International Value Fund, Series of World Funds Trust

Part C - 8

48.	Clifford Capital Partners Fund, Series of World Funds Trust
49.	Cliffwater Corporate Lending Fund
50.	Cliffwater Enhanced Lending Fund
51.	Cohen & Steers Infrastructure Fund, Inc.
52.	Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
53.	CornerCap Small-Cap Value Fund, Series of Managed Portfolio Series
54.	CrossingBridge Pre-Merger SPAC ETF, Series of Trust for Professional Managers
55.	Curasset Capital Management Core Bond Fund, Series of World Funds Trust
56.	Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
57.	Davis Fundamental ETF Trust
58.	Defiance Daily Short Digitizing the Economy ETF, Series of ETF Series Solutions
59.	Defiance Digital Revolution ETF, Series of ETF Series Solutions
60.	Defiance Hotel, Airline, and Cruise ETF, Series of ETF Series Solutions
61.	Defiance Next Gen Connectivity ETF, Series of ETF Series Solutions
62.	Defiance Next Gen H2 ETF, Series of ETF Series Solutions
63.	Defiance Quantum ETF, Series of ETF Series Solutions
64.	Direxion Shares ETF Trust
65.	Dividend Performers ETF, Series of Listed Funds Trust
66.	Dodge & Cox Funds
67.	DoubleLine ETF Trust
68.	DoubleLine Opportunistic Credit Fund
69.	DoubleLine Yield Opportunities Fund
70.	Eaton Vance NextShares Trust
71.	Eaton Vance NextShares Trust II
72.	EIP Investment Trust
73.	Ellington Income Opportunities Fund
74.	ETF Opportunities Trust
75.	Evanston Alternative Opportunities Fund
76.	Exchange Listed Funds Trust
77.	Fiera Capital Series Trust
78.	FlexShares Trust
79.	Forum Funds
80.	Forum Funds II
81.	Forum Real Estate Income Fund
82.	Goose Hollow Tactical Allocation ETF, Series of Collaborative Investment Series Trust
83.	Grayscale Future of Finance ETF, Series of ETF Series Solutions
84.	Grizzle Growth ETF, Series of Listed Funds Trust
85.	Guinness Atkinson Funds
86.	Harbor ETF Trust
87.	Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust
88.	Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
89.	IDX Funds
90.	Innovator ETFs Trust
91.	Ironwood Institutional Multi-Strategy Fund LLC
92.	Ironwood Multi-Strategy Fund LLC
93.	John Hancock Exchange-Traded Fund Trust
94.	Kelly Strategic ETF Trust
95.	LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust
96.	LifeGoal Conservative Wealth Builder ETF, Series of Northern Lights Fund Trust II
97.	LifeGoal Home Down Payment ETF, Series of Northern Lights Fund Trust II
98.	LifeGoal Wealth Builder ETF, Series of Northern Lights Fund Trust II
99.	Mairs & Power Balanced Fund, Series of Trust for Professional Managers
100.	Mairs & Power Growth Fund, Series of Trust for Professional Managers
101.	Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
102.	Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
103.	Manor Investment Funds
104.	Merk Stagflation ETF, Series of Listed Funds Trust

Part C - 9

105.	Milliman Variable Insurance Trust
106.	Mindful Conservative ETF, Series of Collaborative Investment Series Trust
107.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
108.	Mohr Growth ETF, Series of Collaborative Investment Series Trust
109.	Mohr Sector Navigator ETF, Series of Collaborative Investment Series Trust
110.	Morgan Creek-Exos Active SPAC Arbitrage ETF, Series of Listed Funds Trust
111.	Morningstar Funds Trust
112.	OTG Latin American Fund, Series of World Funds Trust
113.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust
114.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
115.	Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
116.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
117.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
118.	Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
119.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
120.	Palmer Square Opportunistic Income Fund
121.	Partners Group Private Income Opportunities, LLC
122.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
123.	Perkins Discovery Fund, Series of World Funds Trust
124.	Philotimo Focused Growth and Income Fund, Series of World Funds Trust
125.	Plan Investment Fund, Inc.
126.	PMC Funds, Series of Trust for Professional Managers
127.	Point Bridge America First ETF, Series of ETF Series Solutions
128.	Preferred-Plus ETF, Series of Listed Funds Trust
129.	Putnam ETF Trust
130.	Quaker Investment Trust
131.	Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
132.	Rareview Inflation/Deflation ETF, Series of Collaborative Investment Series Trust
133.	Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
134.	Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
135.	Renaissance Capital Greenwich Funds
136.	Revere Sector Opportunity ETF, Series of Collaborative Investment Series Trust
137.	Reynolds Funds, Inc.
138.	RiverNorth Enhanced Pre-Merger SPAC ETF, Series of Listed Funds Trust
139.	RiverNorth Patriot ETF, Series of Listed Funds Trust
140.	RMB Investors Trust
141.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
142.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
143.	Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
144.	Roundhill Cannabis ETF, Series of Listed Funds Trust
145.	Roundhill IO Digital Infrastructure ETF, Series of Listed Funds Trust
146.	Roundhill MEME ETF, Series of Listed Funds Trust
147.	Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
148.	Roundhill Video Games ETF, Series of Listed Funds Trust
149.	Rule One Fund, Series of World Funds Trust
150.	Securian AM Balanced Stabilization Fund, Series of Investment Managers Series Trust
151.	Securian AM Equity Stabilization Fund, Series of Investment Managers Series Trust
152.	Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
153.	SHP ETF Trust
154.	Sound Shore Fund, Inc.
155.	Sparrow Funds
156.	Spear Alpha ETF, Series of Listed Funds Trust
157.	STF Tactical Growth & Income ETF, Series of Listed Funds Trust
158.	STF Tactical Growth ETF, Series of Listed Funds Trust
159.	Strategy Shares
160.	Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
161.	Syntax ETF Trust

Part C - 10

162.	Teucrium Agricultural Strategy No K-1, Series of Listed Funds Trust
163.	The Community Development Fund
164.	The Finite Solar Finance Fund
165.	The Private Shares Fund
166.	The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
167.	Third Avenue Trust
168.	Third Avenue Variable Series Trust
169.	Tidal ETF Trust
170.	Tidal Trust II
171.	TIFF Investment Program
172.	Timothy Plan High Dividend Stock Enhanced ETF, Series of The Timothy Plan
173.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
174.	Timothy Plan International ETF, Series of The Timothy Plan
175.	Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
176.	Timothy Plan US Large/Mid Core Enhanced ETF, Series of The Timothy Plan
177.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
178.	Total Fund Solution
179.	Touchstone ETF Trust
180.	TrueShares Eagle Global Renewable Energy Income ETF, Series of Listed Funds Trust
181.	TrueShares ESG Active Opportunities ETF, Series of Listed Funds Trust
182.	TrueShares Low Volatility Equity Income ETF, Series of Listed Funds Trust
183.	TrueShares Structured Outcome (April) ETF, Series of Listed Funds Trust
184.	TrueShares Structured Outcome (August) ETF, Series of Listed Funds Trust
185.	TrueShares Structured Outcome (December) ETF, Series of Listed Funds Trust
186.	TrueShares Structured Outcome (February) ETF, Series of Listed Funds Trust
187.	TrueShares Structured Outcome (January) ETF, Series of Listed Funds Trust
188.	TrueShares Structured Outcome (July) ETF, Series of Listed Funds Trust
189.	TrueShares Structured Outcome (June) ETF, Series of Listed Funds Trust
190.	TrueShares Structured Outcome (March) ETF, Series of Listed Funds Trust
191.	TrueShares Structured Outcome (May) ETF, Series of Listed Funds Trust
192.	TrueShares Structured Outcome (November) ETF, Series of Listed Funds Trust
193.	TrueShares Structured Outcome (October) ETF, Series of Listed Funds Trust
194.	TrueShares Structured Outcome (September) ETF, Series of Listed Funds Trust
195.	TrueShares Technology, AI & Deep Learning ETF, Series of Listed Funds Trust
196.	U.S. Global Investors Funds
197.	Union Street Partners Value Fund, Series of World Funds Trust
198.	Variant Alternative Income Fund
199.	Variant Impact Fund
200.	VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
201.	VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
202.	VictoryShares Emerging Markets Value Momentum ETF, Series of Victory Portfolios II
203.	VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II
204.	VictoryShares International Value Momentum ETF, Series of Victory Portfolios II
205.	VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
206.	VictoryShares NASDAQ Next 50 ETF, Series of Victory Portfolios II
207.	VictoryShares Protect America ETF, Series of Victory Portfolios II
208.	VictoryShares Top Veteran Employers ETF, Series of Victory Portfolios II
209.	VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
210.	VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II
211.	VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
212.	VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
213.	VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
214.	VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II
215.	VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
216.	VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
217.	VictoryShares US Small Mid Cap Value Momentum ETF, Series of Victory Portfolios II
218.	VictoryShares US Value Momentum ETF, Series of Victory Portfolios II

Part C - 11

219.	VictoryShares USAA Core Intermediate-Term Bond ETF, Series of Victory Portfolios II
220.	VictoryShares USAA Core Short-Term Bond ETF, Series of Victory Portfolios II
221.	VictoryShares WestEnd US Sector ETF, Series of Victory Portfolios II
222.	Walthausen Funds
223.	West Loop Realty Fund, Series of Investment Managers Series Trust
224.	WisdomTree Digital Trust
225.	WisdomTree Trust
226.	WST Investment Trust
227.	XAI Octagon Floating Rate & Alternative Income Term Trust

(b)	The directors and officers of Foreside Fund Services, LLC are set forth below. The business address of each director or officer is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name with Registrant	Positions and Offices With Foreside Fund Services, LLC	Address	Positions with Registrant
Teresa Cowan	President/Manager	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	None
Chris Lanza	Vice President	Three Canal Plaza, Suite 100, Portland, ME 04101	None
Kate Macchia	Vice President	Three Canal Plaza, Suite 100, Portland, ME 04101	None
Nanette K. Chern	Vice President and Chief Compliance Officer	Three Canal Plaza, Suite 100, Portland, ME 04101	None
Kelly B. Whetstone	Secretary	Three Canal Plaza, Suite 100, Portland, ME 04101	None
Susan L. LaFond	Treasurer	111 E. Kilbourn Ave, Suite 2200, Milwaukeem WI 53202

(c) Not applicable.

Item 33. Location of Accounts and Records

All accounts, books, records and documents required pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of:

J.P. Morgan Private Investments Inc., the Registrant’s investment adviser, at 383 Madison Avenue, New York, NY 10179 (records relating to its functions as investment adviser to the Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, Six Circles U.S. Unconstrained Equity Fund, Six Circles International Unconstrained Equity Fund, Six Circles Managed Equity Portfolio U.S. Unconstrained Fund, Six Circles Managed Equity Portfolio International Unconstrained Fund, Six Circles Global Bond Fund, Six Circles Tax Aware Bond Fund and Six Circles Credit Opportunities Fund).

Foreside Fund Services, LLC, the Registrant’s distributor, at Three Canal Plaza, Suite 100, Portland, Maine 04101 (records relating to its functions as distributor to the Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, Six Circles U.S. Unconstrained Equity Fund, Six Circles International Unconstrained Equity Fund, Six Circles Managed Equity Portfolio U.S. Unconstrained Fund, Six Circles Managed Equity Portfolio International Unconstrained Fund, Six Circles Global Bond Fund, Six Circles Tax Aware Bond Fund and Six Circles Credit Opportunities Fund).

Brown Brothers Harriman & Co., the Registrant’s custodian, at 140 Broadway, New York, New York 10005 (records relating to its functions as custodian to the Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, Six Circles U.S. Unconstrained Equity Fund, Six Circles International Unconstrained Equity Fund, Six Circles Managed Equity Portfolio U.S. Unconstrained Fund, Six Circles Managed Equity Portfolio International Unconstrained Fund, Six Circles Global Bond Fund, Six Circles Tax Aware Bond Fund and Six Circles Credit Opportunities Fund).

Brown Brothers Harriman & Co., the Registrant’s administrator, at 140 Broadway, New York, New York 10005 (records relating to its functions as administrator to the Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, Six Circles U.S. Unconstrained Equity Fund, Six Circles International Unconstrained Equity Fund, Six Circles Managed Equity Portfolio U.S. Unconstrained Fund, Six Circles Managed Equity Portfolio International Unconstrained Fund, Six Circles Global Bond Fund, Six Circles Tax Aware Bond Fund and Six Circles Credit Opportunities Fund).

Part C - 12

DST Asset Manager Solutions, Inc., the Registrant’s transfer agent, at 2000 Crown Colony Drive, Quincy, MA 02169 (records relating to its functions as transfer agent to the Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, Six Circles U.S. Unconstrained Equity Fund, Six Circles International Unconstrained Equity Fund, Six Circles Managed Equity Portfolio U.S. Unconstrained Fund, Six Circles Managed Equity Portfolio International Unconstrained Fund, Six Circles Global Bond Fund, Six Circles Tax Aware Bond Fund and Six Circles Credit Opportunities Fund).

Registrant’s Sub-Advisers and Sub-Sub-Advisers

BlackRock Investment Management, LLC, at 1 University Square Drive, Princeton, New Jersey 08540 (records relating to its functions as sub-adviser to the Six Circles Ultra Short Duration Fund, Six Circles U.S. Unconstrained Equity Fund, Six Circles International Unconstrained Equity Fund, Six Circles Managed Equity Portfolio U.S. Unconstrained Fund, Six Circles Managed Equity Portfolio International Unconstrained Fund, Six Circles Global Bond Fund, Six Circles Tax Aware Bond Fund and Six Circles Credit Opportunities Fund).

BlackRock International Limited, at Exchange Place One, 1 Semple Street, Edinburgh, EH3 8BL, United Kingdom (records relating to its functions as sub-sub-adviser to the Six Circles Global Bond Fund and Six Circles Credit Opportunities Fund).

Insight North America LLC, at 200 Park Avenue, New York, New York 10166 (records relating to its functions as sub-adviser to the Six Circles Tax Aware Ultra Short Duration Fund).

Goldman Sachs Asset Management L.P., at 200 West Street, New York, New York 10282 (records relating to its functions as sub-adviser to the Six Circles Ultra Short Duration Fund and Six Circles Tax Aware Ultra Short Duration Fund).

BlackRock (Singapore) Limited, at 20 Anson Road #18-01, 079912 Singapore (records relating to its functions as sub-sub-adviser to the Six Circles Global Bond Fund).

Pacific Investment Management Company LLC, at 650 Newport Center Drive, Newport Beach, California 92660 (records relating to its functions as sub-adviser to the Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, the Six Circles Global Bond Fund and the Six Circles Credit Opportunities Fund).

PGIM, Inc., at 655 Broad Street, 8th Floor, Newark, NJ 07102 (records relating to its functions as sub-adviser to the Six Circles Global Bond Fund and Six Circles Credit Opportunities Fund).

PGIM Limited, at Grand Buildings, 1-3 Strand, Trafalgar Square, London WC2N 5HR (records relating to its functions as sub-sub-adviser to the Six Circles Global Bond Fund and Six Circles Credit Opportunities Fund).

Capital International, Inc., at 400 S. Hope Street, Los Angeles, CA 90071 (records relating to its functions as sub-adviser to the Six Circles Tax Aware Bond Fund).

Nuveen Asset Management, LLC, at 901 Marquette Avenue, Suite 2900, Minneapolis, Minnesota 55402 (records relating to its functions as sub-adviser to the Six Circles Tax Aware Bond Fund).

Allspring Global Investments, LLC, at 525 Market Street, San Francisco, California 94105 (records relating to its functions as sub-adviser to the Six Circles Tax Aware Bond Fund).

Lord, Abbett & Co. LLC, at 90 Hudson Street, Jersey City, New Jersey 07302 (records relating to its functions as sub-adviser to the Six Circles Credit Opportunities Fund).

BlueBay Asset Management LLP, at 77 Grosvenor Street, London, W1K 3JR, United Kingdom (records relating to its functions as sub-adviser to the Six Circles Credit Opportunities Fund).

Muzinich & Co. Inc., at 450 Park Avenue, New York, New York 10022 (records relating to its functions as sub-adviser to the Six Circles Credit Opportunities Fund).

Part C - 13

Russell Investments Implementation Services, LLC, at 1302 2nd Avenue, 18th Floor, Seattle, WA 98101 (records relating to its functions as interim sub-adviser to the Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, Six Circles U.S. Unconstrained Equity Fund, Six Circles International Unconstrained Equity Fund, Six Circles Managed Equity Portfolio U.S. Unconstrained Fund, Six Circles Managed Equity Portfolio International Unconstrained Fund, Six Circles Global Bond Fund, Six Circles Tax Aware Bond Fund and Six Circles Credit Opportunities Fund).

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

Part C - 14

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 44 to Registration Statement No. 333-225588 to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 7th day of February, 2023.

Six Circles Trust

By:	/s/ Mary Savino
Name:	Mary Savino
Title:	Trustee

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on February 7, 2023.

/s/ Mary Savino
Mary Savino Trustee

/s/ Lisa Borders*
Lisa Borders Trustee

/s/ James P. Donovan*
James P. Donovan Trustee

/s/ Kevin Klingert*
Kevin Klingert Trustee

/s/ Neil Medugno*
Neil Medugno Trustee

/s/ Lauren Stack*
Lauren Stack Trustee

/s/ Gregory R. McNeil
Gregory R. McNeil Principal Financial Officer and Treasurer

*By:	/s/ Mary Savino
Mary Savino** Attorney-in-Fact

**	Executed by Mary Savino on behalf of each of the Trustees pursuant to Powers of Attorney dated June 12, 2018 and January 10, 2023.

EXHIBIT INDEX

Exhibit No.	Description

EX.99.h.35	Power of Attorney.